REGISTRATION STATEMENT NO. 33-43628
                                                                        811-6465

================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 36

                                     AND/OR

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 36
                                -----------------

                           THE TRAVELERS SERIES TRUST
                           (Exact name of Registrant)

                                 --------------
                 ONE CITYPLACE, HARTFORD, CONNECTICUT 06103-3415
                    (Address of Principal Executive Offices)
       Registrant's Telephone Number, including Area Code: (860) 308-1000

                                ERNEST J. WRIGHT
                  Assistant Secretary to the Board of Trustees
                    The Travelers Series Trust, One Cityplace
                        Hartford, Connecticut 06109-3415
                     (Name and Address of Agent for Service)
                                 --------------

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box):

[N/A] immediately upon filing pursuant to paragraph (b)

[N/A] on ____________ pursuant to paragraph (b)

[N/A] ___ days after filing pursuant to paragraph (a)(1)

[N/A] on ____________ pursuant to paragraph (a)(1)

[X] 75 days after filing pursuant to paragraph (a)(2)

[N/A] on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


================================================================================

                                     PART A

                      INFORMATION REQUIRED IN A PROSPECTUS

                           THE TRAVELERS SERIES TRUST:
                        CONVERTIBLE SECURITIES PORTFOLIO

                 GOAL -- CURRENT INCOME AND CAPITAL APPRECIATION







Fund shares are offered only to separate accounts of The Travelers Insurance Company, The Travelers Life and Annuity Company or to separate accounts of affiliated companies (together, "The Companies"). The Fund serves as a funding option for certain variable annuity and variable life insurance contracts issued by The Companies.




                                  ONE CITYPLACE
                           HARTFORD, CONNECTICUT 06103
                            TELEPHONE 1-800-842-9368

                                   PROSPECTUS

                                  May [ ], 2005




TABLE OF CONTENTS

Goals and Investments ......................................................   1
Fund Performance ...........................................................   2
Fees and Expenses ..........................................................   2
Investment Objective, Strategies and Related Risks .........................   3
Management .................................................................   5
   Investment Adviser ......................................................   5
   Portfolio Manager .......................................................   5
   Transfer Agent and Fund Administrator ...................................   6
Shareholder Transactions and Pricing .......................................   7
Tax Consequences of Dividends and
   Distributions ...........................................................   8
 Financial Highlights ......................................................   9
Appendix ................................................................... A-1

--------------------------------------------------------------------------------

 THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED THE FUND'S SHARES AS AN INVESTMENT AND HAS NOT DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS AGAINST THE LAW FOR ANYONE TO TELL YOU OTHERWISE. AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

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





                       THIS PAGE INTENTIONALLY LEFT BLANK.

                        CONVERTIBLE SECURITIES PORTFOLIO
                              Goals and Investments



FUND'S OBJECTIVE:             Current income and capital
                              appreciation

KEY INVESTMENTS:              Convertible securities


-----------------------------------------------------------
   INVESTMENT ADVISER:      Travelers Asset
                            Management International
                            Company LLC ("TAMIC")

   PORTFOLIO MANAGER:       Robert Simmons

-----------------------------------------------------------

SELECTION PROCESS: The Fund normally invests at least 80% of its assets in convertible securities ("80% investment policy"). Convertible securities are corporate securities, usually preferred stocks or bonds that are exchangeable for a set number of another form of security, usually common stock, at a pre-set price. In complying with the Fund's 80% investment policy, the Fund may invest in synthetic securities that have economic characteristics similar to the Fund's direct investments. However, the Fund may only invest up to 35% of its total assets in such securities. The Fund invests in companies of any size or industry. Some of these securities may have a lower rating (junk bonds) or may be unrated. In evaluating an issuer's creditworthiness, the adviser considers various factors, including:

        o   the issuer's financial resources

        o   sensitivity to economic conditions and trends

        o   regulatory matters

        o   ability of the issuer's management

PRINCIPAL RISKS: Convertible securities have characteristics similar to both common stock and debt obligations, therefore the Fund is subject to fixed-income securities risk, where market values move in the opposite direction of interest rates, and lower-quality fixed-income risks, where market values are subject to credit risks of issuers who may default or otherwise fail to make timely debt payments. Generally, convertible securities will not fluctuate in response to interest rate changes as much as ordinary debt securities. Because of the conversion feature, however, the market value of a convertible security also tends to vary with fluctuations in the market value of the underlying stock. Therefore, another risk is equities risk, where market values may change abruptly, sometimes unpredictably. For more information on the Fund's investments and related risks, please see "Investments and Practices," the Appendix to this prospectus and the Statement of Additional Information ("SAI").

                                FUND PERFORMANCE

The chart and table below show how an investment in the Fund has varied over time. The returns shown assume that any dividends and distributions have been reinvested in the Fund. The returns are not reduced to reflect any variable insurance contract charges or fees that may be assessed by The Companies. The table compares the Fund's performance with the Merrill Lynch Investment Grade Convertible Bond Index ("ML Index"). The Index is unmanaged and therefore does not incur the same management and trading expenses as the Fund does. An investor cannot invest directly in an index. Past performance can give some indication of the Fund's risk, but does not guarantee future results.

        YEAR-BY-YEAR % TOTAL RETURNS AS OF 12/31


          [The data below represent a bar chart in the printed report.]

       18.70       12.51       -0.82       -6.99       26.26
--------------------------------------------------------------------------------
        '99         '00         '01         '02         '03         '04




---------------------------------------------------------------

   Best Quarter:                                         %
   Worst Quarter:                                        %

---------------------------------------------------------------

---------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2003
                                                    Life of
                             1 year     5 year       Fund*
                           ----------- ---------- ------------
   Convertible Securities
   ML Index

   * The fund commenced operations on May 1, 1998.
---------------------------------------------------------------


                                FEES AND EXPENSES

The fees and expenses in the tables below are what you may pay if you buy and hold shares of the Fund, and are based on the Fund's latest fiscal year. These fees and expenses do not reflect any of the fees that may be assessed under the variable contract for which this Fund is an investment option. If such fees were included, your costs would be higher. You should consult your contract prospectus or disclosure document for information on contract fees.


          -------------------------------------------------------------
          SHAREHOLDER FEES
          (PAID DIRECTLY FROM YOUR INVESTMENT).........       N/A
          -------------------------------------------------------------
          ANNUAL FUND OPERATING EXPENSES
          (EXPENSES DEDUCTED FROM FUND ASSETS)
          -------------------------------------------------------------
          Management Fees..............................      0.60%
          Distribution and Service (12b-1) Fees........      None
          Other Expenses*..............................          %
                                                          -------------
          Total Annual Fund Operating Expenses**.......          %

----------

* Other Expenses include a 0.06% administrative services fee the Fund pays to The Travelers Insurance Company ("TIC").

** TIC has an expense cap agreement with the fund to limit Total Annual Fund Operating Expenses to 0.95%. TIC may terminate the agreement with 60 days notice. As Total Annual Fund Operating Expenses are under that cap, no reimbursements are currently expected.

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, the investment has a 5% return each year and the Fund's operating expenses remain the same.

       1 YEAR       3 YEARS       5 YEARS       10 YEARS
      ----------    ---------    ----------    -----------

               INVESTMENT OBJECTIVE, STRATEGIES AND RELATED RISKS

The Fund invests in various investments and other instruments subject to its investment policy, as described on page 1 of this prospectus, and in the SAI. The SAI also includes a description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities. The Fund may invest in various other types of securities and engage in other investment techniques and strategies that are not the principal focus of the Fund, including writing covered call options. Listed below is more information on the Fund's investments, its practices and related risks. For a complete list of investments available to the Fund, please refer to the Appendix of this prospectus. For a free copy of the SAI, see the back cover of this prospectus. The Fund does not guarantee that it will reach its investment objective, and an investment in the Fund may lose money. When you sell your shares they may be worth more or less than what you paid for them.

INVESTMENT OBJECTIVE              The Fund's investment objective is not
                                  fundamental, and its objective and investment policies may be changed by the Trust's Board of Trustees ("Board") without approval of shareholders or holders of variable annuity and variable life insurance contracts. A change in a Fund's investment objective or policies may result in the Fund having a different investment objective or policies from those that a policy owner selected as appropriate at the time of investment.

80% INVESTMENT POLICY             The Fund will notify shareholders at least 60
                                  days' prior to changing its 80% investment policy.

EQUITIES Equity securities include common and preferred stock, warrants, rights, depositary receipts and shares, trust certificates, and real estate instruments.

                                  Equities are subject to market risk. Many factors affect the stock market prices and dividend payouts of equity investments. These factors include general business conditions, investor confidence in the economy, and current conditions in a particular industry or company. Each company determines whether or not to pay dividends on common stock. Equity securities are subject to financial risks relating to the issuer's earning stability and overall financial soundness. Smaller and emerging growth companies are particularly sensitive to these factors.


FIXED-INCOME INVESTMENTS          Fixed-income securities include U.S.
                                  Government obligations, certificates of
                                  deposit, and short-term money market
                                  instruments. Fixed-income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

                                  The value of debt securities varies inversely with interest rates. This means generally that the value of these investments increases as interest rates fall and decreases as interest rates rise. Yields from short-term securities normally may be lower than yields from longer-term securities. A bond's price is affected by the credit quality of its issuer. An issuer may not always make payments on a fixed income security. Some fixed income securities, such as mortgage-backed securities are subject to prepayment risk, which occurs when an issuer can prepay the principal owed on a security before its maturity.

LOWER-QUALITY FIXED INCOME        High-yield, high-risk securities, commonly
SECURITIES                        called "junk bonds," are considered
                                  speculative. While generally providing greater income than investments in higher-quality securities, these lower-quality securities involve greater risk of principal and income than higher-quality securities, including the possibility of default or bankruptcy of the issuers of the security. Like other fixed-income securities, the value of high-yield securities will also fluctuate as interest rates change.

FOREIGN SECURITIES INVESTMENTS    An investment in foreign securities involves
                                  risk in addition to those of U.S. securities, including possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. The Fund also bears "information" risk associated with the different accounting, auditing, and financial reporting standards in many foreign countries. If a Fund invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets. Foreign securities may be less liquid than U.S. securities.

EMERGING MARKET INVESTMENTS       Emerging markets offer the potential of
                                  significant gains but also involve greater risks than investing in more developed countries. Political or economic instability, lack of market liquidity and government actions, such as currency controls or seizure of private business or property, may be more likely in emerging markets.

DERIVATIVES AND HEDGING           Derivative contracts, such as futures and
TECHNIQUES                        options on securities, may be used for any of
                                  the following purposes:

                                  o   To hedge against the economic impact of
                                      adverse changes in the market value of its securities, due to changes in stock market prices, currency exchange rates or interest rates

                                  o   As a substitute for buying or selling
                                      securities

                                  o   To enhance return

                                  o Forward foreign currency contracts may be used to hedge against foreign currency exposure

                                  Even a small investment in derivative
                                  contracts can have a big impact on a Fund's stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain when stock prices, currency rates or interest rates are changing. For a more complete description of derivative and hedging techniques and their associated risks, please refer to the SAI.

OTHER RISK FACTORS

SELECTION RISK                    Fund investors are subject to selection risk
                                  in that a strategy used, or stock selected, may fail to have the desired effect.
                                  Specifically, stocks believed to show
                                  potential for capital growth may not achieve that growth. Strategies or instruments used to hedge against a possible risk or loss may fail to protect against the particular risk or loss.

TEMPORARY DEFENSIVE POSITION      The Fund may depart from principal investment
                                  strategies in response to adverse market, economic or political conditions by taking a temporary defensive position by investing all or a substantial part of its assets in debt securities including lower-risk debt securities, and money market instruments. If a Fund takes a temporary defensive position, it may be unable to achieve its investment goal.


                                   MANAGEMENT

INVESTMENT ADVISER

TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY LLC ("TAMIC") provides investment advice and, in general, supervises the management and investment program for the Fund.

TAMIC is a registered investment adviser that was incorporated in 1978. Its principal offices are located at 242 Trumbull Street, Hartford, Connecticut, and it is an indirect wholly owned subsidiary of Citigroup Inc. TAMIC also acts as an investment adviser or subadviser for:

        o   other investment companies used to fund variable products

        o   individual and pooled pension and profit-sharing accounts

        o domestic insurance companies affiliated with The Travelers Insurance Company (which is affiliated with TAMIC)

        o   nonaffiliated insurance companies

For the year ended December 31, 2004, the Fund paid TAMIC 0.__% of the Fund's average daily net assets.

On January 31, 2005, Citigroup Inc. ("Citigroup") announced that it has reached an agreement with MetLife, Inc. ("MetLife") to sell Citigroup's life insurance and annuity businesses ("Travelers Life & Annuity") to MetLife. As part of this transaction, Travelers Asset Management International Company LLC ("TAMIC"), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of MetLife. TAMIC is the investment adviser to the Convertible Securities Portfolio.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. The transaction is expected to close this summer.

In connection with this transaction, the Trust's Board of Trustees will be asked to approve new investment advisory and administrative services contracts, and, to the extent required by law, variable annuity and variable life contract owners, who beneficially own the shares of the funds, will be asked to approve new investment advisory agreements.

PORTFOLIO MANAGER

Mr. Robert Simmons is responsible for the day to day management of the Fund. Mr. Simmons is the Director of Equity Trading and the high yield bond trader for TAMIC, and has served as the Assistant Portfolio Manager for the Fund. He has been in the investment field for sixteen years. Prior to joining the Travelers Group (a predecessor to Citigroup) in 1992, Mr. Simmons served as Vice President
- Head Trader at SunAmerica Asset Management Corp.

Additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager and the Portfolio Manager's ownership of securities in the Fund is contained in the SAI.

                      TRANSFER AGENT AND FUND ADMINISTRATOR

TRANSFER AGENT

Citicorp Trust Bank, fsb, a subsidiary of Citigroup, serves as the Fund's transfer agent ("transfer agent"). The transfer agent has entered into a sub-transfer agency agreement with PFPC Inc. to serve as the Fund's sub-transfer agent and perform certain recordkeeping and accounting services.

RECENT DEVELOPMENTS

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (SEC) has notified Citigroup Asset Management (CAM), the Citigroup business unit that includes the funds' investment manager and other investment advisory companies; Citicorp Trust Bank
(CTB), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor's business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made. As previously disclosed, CAM has already paid the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM's initiation and operation of, and compensation for, the transfer agent business and CAM's retention of, and agreements with, the subcontractor.

Travelers Life & Annuity ("TL&A") and CAM reviewed the adequacy and accuracy of the disclosure provided to the TL&A fund boards at the time the revised transfer agency arrangement was discussed with the boards and concluded that the transfer agency fees paid by the funds that did not have expense caps in effect to CTB for the period from June 1,1999 to August 23, 2004 should be reimbursed with interest to the funds. The reimbursement occurred on November 1, 2004.

Citigroup is cooperating fully in the SEC's investigation and is seeking to resolve the matter in discussions with the SEC Staff. On January 20, 2005, Citigroup stated that it had established an aggregate reserve of $196 million ($25 million in the third quarter of 2004 and $171 million in the fourth quarter of 2004) related to its discussions with the SEC Staff. Settlement negotiations are ongoing and any settlement of this matter with the SEC will require approval by the Citigroup Board and acceptance by the Commission.

Unless and until any settlement is consummated, there can be no assurance that any amount reserved by Citigroup will be distributed. Nor is there at this time any certainty as to how the proceeds of any settlement would be distributed, to whom any such distribution would be made, the methodology by which such distribution would be allocated, and when such distribution would be made.

Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds.

FUND ADMINISTRATOR

The Travelers Insurance Company ("TIC") serves as the Fund's administrator. TIC has entered into a sub-administrative service agreement with Smith Barney Fund Management LLC ("SBFM"), an indirect wholly-owned subsidiary of Citigroup, to perform the Fund's pricing and bookkeeping services.

                      SHAREHOLDER TRANSACTIONS AND PRICING

Fund shares are currently sold only to insurance company separate accounts in connection with the variable annuity and variable life insurance contracts issued by The Companies. The term "shareholder" as used in this prospectus refers to any insurance company separate account that may use Fund shares as a funding option now or in the future. Fund shares are not sold to the general public. Fund shares are sold on a continuing basis without a sales charge at the net asset value next computed after the Fund's custodian receives payment. The separate accounts, to which shares are sold, however, may impose sales and other charges, as described in the appropriate contract prospectus.

The Fund currently issues only one class of shares. All shares participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued for the consideration described in the prospectus, shares are fully paid and nonassessable by the Fund. Shares are redeemable, transferable and freely assignable as collateral. (See your contract prospectus for a discussion of voting rights applicable to purchasers of variable annuity and variable life insurance contracts.)

PRICING OF FUND SHARES

The offering price of Fund shares is the net asset value or NAV of a single share. Normally NAV is computed as of the close of regular trading (generally, 4:00 p.m. Eastern time) each day the New York Stock Exchange ("NYSE") is open. NAV is calculated by adding the value of a Fund's investments, cash and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

The Fund's assets are valued primarily based on market value. For securities traded on an exchange, the market value is determined by the closing sale or official closing price on that exchange. For securities that are not exchange traded, or exchange closing prices are unavailable, the market value is typically determined by third party pricing services using a variety of pricing techniques and methodologies. Additionally, if the pricing services are unable to supply a price, or a price is deemed to be unreliable, the value may be determined based on quotations received from one or more brokers/dealers that make a market in the security. Short-term money market instruments with remaining maturities of sixty days or less are valued using the amortized-cost method. This method approximates market value and minimizes the effect of changes in a security's market value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded; the value is then converted into U.S. dollars from the local currency.

In cases where market prices or quotations are not readily available or are deemed unreliable, or if a significant event has occurred between the time at which a market price is determined and the time at which the Fund's NAV is calculated, an asset may be valued at "fair value" as determined in good faith in accordance with procedures adopted by the Trust's Board of Trustees ("Board"). In particular, the value of foreign securities may be materially affected by events occurring after the close of the market used to determine the securities' value, but before the Fund's NAV is calculated. The Fund uses a fair value model developed by a pricing service to value foreign equity securities on days when there has been more than a certain percentage change in the value of a domestic equity security index. Such percentage may be changed from time to time.

The use of fair value to price securities involves greater reliance on judgment than pricing securities based on readily available market quotations. When the Fund uses fair value to price securities, it may value those securities higher or lower than another fund using market quotations or its own fair value method. Additionally, there can be no assurance that the Fund will be able to obtain the fair value assigned to a security upon the sale of that security.

Foreign markets may be open on days when U.S. markets are closed. Accordingly, the value of foreign securities owned by the Fund could change on days when you cannot purchase or redeem shares of the Fund.

PURCHASES AND REDEMPTIONS

Owners of variable annuity or variable life insurance contracts should follow the purchase and redemption procedures described in your contract prospectus. The following is general information with regard to purchases and redemptions of Fund shares by insurance company separate accounts.

Fund shares are purchased and redeemed at the NAV next determined after the Fund receives a purchase or redemption order. NAVs are adjusted for fractions of a cent. Upon redemption, a shareholder may receive more or less than the amount paid at the time of purchase, depending upon changes in the value of the Fund's investment portfolio between purchase and redemption.

The Fund computes the NAV for purchases and redemptions as of the close of the Exchange on the day that the Fund has received all proper documentation from the shareholder. Redemption proceeds are normally wired or mailed either the same or the next business day, but not more than seven days later.

The Fund retains the right to refuse a purchase order. The Fund may temporarily suspend the redemption rights or postpone payments when the Exchange is closed (other than on weekends and holidays), when trading on the Exchange is restricted, or when permitted by the SEC.

FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and sales of Fund shares resulting from purchase, exchange or withdrawal transactions by certain owners of variable annuity and variable life insurance contracts ("contract owners") may harm other contract owners in various ways. These include: (1) dilution of the interests of long-term contract owners where frequent traders attempt to take advantage of market fluctuations that are not fully reflected in the Fund's NAV; (2) disruption of ordinary portfolio management, such as by necessitating that the Fund maintain a cash level higher than would otherwise be necessary or that the Fund sell securities prematurely or at inopportune times in order to generate cash to meet redemption requests; and (3) increased Fund costs, such as brokerage commissions.

However, the Fund's shares are offered exclusively to separate accounts of the Companies, and the Fund generally has little or no access to the transaction records of individual contract owners whose assets are invested in the separate accounts. Nonetheless, the Trust's Board of Trustees has adopted policies and procedures to discourage market timing while taking these circumstances into account. Specifically, the policies and procedures require that the Fund request written certifications from each Company at least annually specifying that: (1) the Company has instituted policies and procedures reasonably designed to detect and deter the use of the separate accounts for frequent trading; (2) the Company's policies and procedures address the level of trading that will be considered excessive and the Company monitors contract owner transactions to identify excessive trading; and (3) the Company applies such procedures uniformly.

The applicable variable annuity or variable life insurance contract prospectus contains a more detailed description of the Companies' policies and procedures with respect to frequent trading. There is significant risk that the policies and procedures of the Fund and the Companies will prove ineffective and that excessive trading in Fund shares will occur. The Fund may alter its policies and procedures at any time without prior notice to shareholders or contract owners.

                 TAX CONSEQUENCES OF DIVIDENDS AND DISTRIBUTIONS

Capital gains and dividends are reinvested in additional Fund shares, without a sales charge. The Fund expects that Fund shares will be held under a variable annuity or variable life insurance contract. Under current tax law, distributions that are left to accumulate in the variable annuity or life insurance contract are not subject to federal income tax until they are withdrawn from the contract. Contract purchasers should review the accompanying contract prospectus for a discussion of the tax treatment applicable to variable annuity or variable life insurance contracts.

The Fund intends to make distributions of income and capital gains in order to qualify each year as a regulated company under Subchapter M of the Internal Revenue Code. Further, the Fund intends to meet certain diversification requirements applicable to mutual funds underlying variable insurance products.

                              FINANCIAL HIGHLIGHTS
                        CONVERTIBLE SECURITIES PORTFOLIO

The financial highlights table provides information to help you understand the Fund's financial performance for the past 5 years. Certain information presents financial results for a single Fund share. The total returns in the table represent the rate that a Fund investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The expenses reflected in the table do not reflect any expenses associated with variable contracts such as administrative fees, account charges and surrender charges. If those expenses were included, the expenses shown in the table would be higher and the total returns would be lower. The information was audited by KPMG LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report to shareholders, which is available upon request.

                                                                       YEARS ENDED DECEMBER 31,
                                                ------------------------------------------------------------------------
                                                    2004        2003(1)        2002(1)         2001(1)        2000(1)
                                                ------------- -------------  -------------   ------------   ------------
NET ASSET VALUE, BEGINNING OF YEAR...........                   $    9.67      $   11.32       $  12.06       $  11.69
INCOME (LOSS) FROM OPERATIONS:
   Net investment income (2)(3)..............                        0.39           0.45           0.47           0.58
   Net realized and unrealized gain (loss)(3)                        2.15          (1.26)         (0.56)          0.85
Total Income (Loss) From Operations..........                        2.54          (0.81)         (0.09)          1.43
LESS DISTRIBUTIONS FROM:
   Net investment income.....................                       (0.34)         (0.77)         (0.21)         (0.25)
   Net realized gains........................                          --          (0.07)         (0.44)         (0.81)
Total Distributions..........................                       (0.34)         (0.84)         (0.65)         (1.06)
NET ASSET VALUE, END OF YEAR.................                   $   11.87      $    9.67       $  11.32       $  12.06
TOTAL RETURN(4)..............................                       26.26%         (6.99)%        (0.82)%        12.51%
NET ASSETS, END OF YEAR (000'S)..............                   $  76,331      $  48,821       $ 50,356       $ 26,294
RATIOS TO AVERAGE NET ASSETS
   Expenses(2)(5)............................                        0.78%          0.80%          0.79%          0.80%
   Net investment income(3)..................                        3.61           4.36           3.95           4.76
PORTFOLIO TURNOVER RATE......................                          44%            46%            56%            48%

--------------
 (1) Per share amounts have been calculated using the monthly average shares method.

 (2) The Travelers Insurance Company has agreed to reimburse the Fund for expenses in the amounts of $6,833, and $18,530, for the years ended December 31, 2002, and December 31, 2000, respectively. If such expenses were not reimbursed, the per share decrease in net investment income and the actual expense ratios would have been as follows:

               DECREASES IN                           EXPENSE RATIOS
    NET INVESTMENT INCOME PER SHARE           WITHOUT EXPENSE REIMBURSEMENT
---------------------------------------   --------------------------------------
    2002           2000                       2002         2000
-------------  ------------  ----------   ------------  ------------  ----------
   $0.00*         $0.01                      0.81%         0.90%

  (3) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies. As required, the Fund began amortizing premium and all discounts on fixed-income securities. Without the adoption of the change in this accounting method, for the year ended December 31, 2001, the ratio of net investment income to average net assets would have been 3.99%. Per share, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss per share was less than $0.01.

  (4) Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced. Total returns do not reflect expenses associated with your variable contract such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.

  (5) As a result of a voluntary expense limitation, the ratio of expenses will not exceed 0.80%.

  *    Amount represents less than $0.01 per share.

                                    APPENDIX
                        Convertible Securities Portfolio

The Fund invests in various instruments subject to its investment policy. The following techniques and practices are all available to the Fund, and are described together with their risks in the SAI.

INVESTMENT TECHNIQUE
--------------------
American Depositary Receipts
Asset-Backed Mortgage Securities
Bankers' Acceptances
Buying Put and Call Options
Certificates of Deposit
Commercial Paper
Convertible Securities
Corporate Asset-Backed Securities
Debt Securities
Emerging Market Securities
Equity Securities
Floating & Variable Rate Instruments
Foreign Securities
Futures Contracts
Illiquid Securities
Indexed Securities
Index Futures Contracts
Investment Company Securities
Investment in Unseasoned Companies
Lending Portfolio Securities
Letters of Credit
Options on Index Futures Contracts
Real Estate-Related Instruments
Repurchase Agreements
Reverse Repurchase Agreements
Short Sales "Against the Box"
Short-Term Money Market Instruments
Temporary Bank Borrowing
U.S. Government Securities
Variable Amount Master Demand Notes
When-Issued & Delayed Delivery Securities
Writing Covered Call Options

                        CONVERTIBLE SECURITIES PORTFOLIO

Investors who want more information about the Fund can obtain the SAI that provides more detailed information on a number of topics and is made a part of this prospectus. Additional information about the Fund's investments is available in its annual and semi-annual reports to shareholders. The Fund's annual report provides a discussion of the market conditions and investment strategies that particularly affected the Fund's performance over the past fiscal year. These documents are free of charge. To obtain a copy, or ask other questions about the Fund, do one of the following:

--------------------------------------------------------------------------------
                             CALL -- 1-800-842-9368
--------------------------------------------------------------------------------
    WRITE--TRAVELERS LIFE & ANNUITY, P.O. BOX 990009,HARTFORD, CT 06199-0009
--------------------------------------------------------------------------------
      ACCESS THE EDGAR DATABASE ON THE SEC'S WEBSITE -- http://www.sec.gov
--------------------------------------------------------------------------------

Investors may also review or copy the above referenced documents at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the reference room may be obtained by calling the SEC at 1-202-942-8090. These documents may also be obtained, for a duplicating fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102, or by sending an e-mail request to publicinfo@sec.gov.

The Fund's SAI and shareholder reports are not available on a website because the Fund does not currently maintain a consumer website as Fund shares are only offered to separate accounts of the insurance companies listed on the cover.



(1940 Act # 811-6465)






























L-19954
                                                                        May 2005

                           THE TRAVELERS SERIES TRUST:
                       DISCIPLINED MID CAP STOCK PORTFOLIO

                            GOAL -- GROWTH OF CAPITAL







Fund shares are offered only to separate accounts of The Travelers Insurance Company, The Travelers Life and Annuity Company or to separate accounts of affiliated companies (together, "The Companies"). The Fund serves as a funding option for certain variable annuity and variable life insurance contracts issued by The Companies.




                                  ONE CITYPLACE
                           HARTFORD, CONNECTICUT 06103
                            TELEPHONE 1-800-842-9368

                                   PROSPECTUS

                                  May [ ], 2005




TABLE OF CONTENTS

Goals and Investments ......................................................   1
Fund Performance ...........................................................   2
Fees and Expenses ..........................................................   2
Investment Objective, Strategies and Related Risks .........................   3
Management .................................................................   5
   Investment Adviser ......................................................   5
   The Subadviser and Portfolio Manager ....................................   5
   Transfer Agent and Fund Administrator ...................................   5
Shareholder Transactions and Pricing .......................................   5
Tax Consequences of Dividends and
   Distributions ...........................................................   6
 Financial Highlights ......................................................   7
Appendix ................................................................... A-1


 -------------------------------------------------------------------------------

 THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED THE FUND'S SHARES AS AN INVESTMENT AND HAS NOT DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS AGAINST THE LAW FOR ANYONE TO TELL YOU OTHERWISE. AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

 -------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                       DISCIPLINED MID CAP STOCK PORTFOLIO
                              Goals and Investments





FUND'S OBJECTIVE:                  Growth of capital


KEY INVESTMENTS:                   Equity securities of
                                   companies with a mid-size
                                   market capitalization



-----------------------------------------------------------
   INVESTMENT ADVISER:      Travelers Asset Management
                            International Company LLC
                            ("TAMIC")

   SUBADVISER:              Travelers Investment
                            Management Company ("TIMCO")

   PORTFOLIO MANAGERS:      Portfolio Management Team
                            Dan Willey, Lead Manager
                            Alexander Romeo, Mid Cap
                            Manager
-----------------------------------------------------------


SELECTION PROCESS: The Fund normally invests at least 80% of its assets in equity securities of companies with mid-size market capitalizations ("80% investment policy"). Mid-size market capitalization companies are defined as those with a market capitalization similar to the companies in the Standard & Poors Mid Cap 400 Index ("S&P 400"). In addition to investing in mid-size companies, the Fund may also invest in companies with smaller or larger market capitalizations. The Fund's subadviser selects stock with a qualitative screening process that seeks attractive relative value and earnings growth. With this approach, stocks are evaluated based on the following characteristics:

       o   price/earnings ratio and expected long-term growth

       o   trends and magnitudes of earnings

       o   potential for earnings surprises

       o   underpricing on a risk-adjusted basis relative to the S&P 400 Index

       o   overall contribution to total portfolio risk

       o   analysis of short-term price changes

       o   changes in analysts' earnings estimates

PRINCIPAL RISKS: The Fund is most subject to equities risk, where market values may change abruptly, sometimes unpredictably, and mid-size to smaller companies risk, where such securities are more thinly traded generally and market values may be more erratic than the general market. For more information on the Fund's investments and related risks, please see "Investments and Practices," the Appendix to this prospectus and the SAI.

                                FUND PERFORMANCE

The chart and table below show how an investment in the Fund has varied over time. The returns shown assume that any dividends and distributions have been reinvested in the Fund. The returns are not reduced to reflect any variable insurance contract charges or fees that may be assessed by The Companies. The table compares the Fund's performance with the S&P 400 Index. The Index is unmanaged and therefore does not incur the same management and trading expenses as the Fund does. An investor cannot invest directly in an index. Past performance can give some indication of the Fund's risk, but does not guarantee future results.




                    YEAR-BY-YEAR % TOTAL RETURNS AS OF 12/31

            [The Data Below Represents a Chart in the Printed Piece]

     16.91     13.47     16.61     -4.02     -14.32     33.75
    ---------------------------------------------------------------
     '98        '99       '00       '01        '02       '03     '04

---------------------------------------------------------------
   Best Quarter:                                         %
   Worst Quarter:                                        %
---------------------------------------------------------------

---------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2004

                                                    Life of
                             1 year     5 year       Fund*
                           ----------- ---------- ------------
   Disc. Mid Cap
   S&P 400

   * The fund commenced operations on April 1, 1997.
---------------------------------------------------------------



                                FEES AND EXPENSES

The fees and expenses in the tables below are what you may pay if you buy and hold shares of the Fund, and are based on the Fund's latest fiscal year. These fees and expenses do not reflect any of the fees that may be assessed under the variable contract for which this Fund is an investment option. If such fees were included, your costs would be higher. You should consult your contract prospectus or disclosure document for information on contract fees.


        ----------------------------------------------------------
        SHAREHOLDER FEES                                      N/A
        (PAID DIRECTLY FROM YOUR INVESTMENT).........
        ----------------------------------------------------------
        ANNUAL FUND OPERATING EXPENSES
        (EXPENSES DEDUCTED FROM FUND ASSETS)
        ----------------------------------------------------------
        Management Fees..............................        0.70%
        Distribution and Service (12b-1) Fees........        None
        Other Expenses*..............................            %
                                                        ----------
        Total Annual Fund Operating Expenses**.......            %

                                --------------

* Other Expenses include a 0.06% administrative services fee the Fund pays to The Travelers Insurance Company. ("TIC")

** TIC has an Expense Cap Agreement with the Fund to limit Total Annual Fund Operating Expenses to 0.95%. TIC may terminate the agreement with 60 days notice. As Total Annual Fund Operating Expenses are under that cap, no reimbursements are currently expected.

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, the investment has a 5% return each year and the Fund's operating expenses remain the same.

      1 YEAR       3 YEARS       5 YEARS      10 YEARS
     ----------    ---------    ----------    ----------

               INVESTMENT OBJECTIVE, STRATEGIES AND RELATED RISKS

The Fund invests in various investments and other instruments subject to its investment policy, as described on page 1 of this prospectus, and in the SAI. The SAI also includes a description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities. The Fund may invest in various other types of securities and engage in other investment techniques and strategies that are not the principal focus of the Fund. Listed below is more information on the Fund's investments, its practices and related risks. For a complete list of investments available to the Fund, please refer to the Appendix of this prospectus. For a free copy of the SAI, see the back cover of this prospectus. The Fund does not guarantee that it will reach its investment objective, and an investment in the Fund may lose money. When you sell your shares they may be worth more or less than what you paid for them.


INVESTMENT OBJECTIVE       The Fund's investment objective is not fundamental,
                           and its objective and investment policies may be changed by the Trust's Board of Trustees ("Board") without approval of shareholders or holders of variable annuity and variable life insurance contracts. A change in a Fund's investment objective or policies may result in the Fund having a different investment objective or policies from those that a policy owner selected as appropriate at the time of investment.

80% INVESTMENT POLICY      The Fund will notify shareholders at least 60 days'
                           prior to changing its 80% investment policy.

EQUITIES Equity securities include common and preferred stock, warrants, rights, depositary receipts and shares, trust certificates, and real estate instruments.

                           Equities are subject to market risk. Many factors affect the stock market prices and dividend payouts of equity investments. These factors include general business conditions, investor confidence in the economy, and current conditions in a particular industry or company. Each company determines whether or not to pay dividends on common stock. Equity securities are subject to financial risks relating to the issuer's earning stability and overall financial soundness. Smaller and emerging growth companies are particularly sensitive to these factors.

FIXED-INCOME INVESTMENTS   Fixed-income securities include U.S. Government
                           obligations, certificates of deposit, and short-term money market instruments. Fixed-income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

                           The value of debt securities varies inversely with interest rates. This means generally that the value of these investments increases as interest rates fall and decreases as interest rates rise. Yields from short-term securities normally may be lower than yields from longer-term securities. A bond's price is affected by the credit quality of its issuer. An issuer may not always make payments on a fixed income security. Some fixed income securities, such as mortgage-backed securities are subject to prepayment risk, which occurs when an issuer can prepay the principal owed on a security before its maturity.

DERIVATIVES AND HEDGING    Derivative contracts, such as futures and options on
TECHNIQUES                 securities, may be used for any of the following
                           purposes:

                           o To hedge against the economic impact of adverse changes in the market value of its securities, due to changes in stock market prices, currency exchange rates or interest rates

                           o       As a substitute for buying or selling
                                   securities

                           o       To enhance return

                           o Forward foreign currency contracts may be used to hedge against foreign currency exposure

                           Even a small investment in derivative contracts can have a big impact on a Fund's stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain when stock prices, currency rates or interest rates are changing. For a more complete description of derivative and hedging techniques and their associated risks, please refer to the SAI.

OTHER RISK FACTORS

SELECTION                  RISK Fund investors are subject to selection risk in
                           that a strategy used, or stock selected, may fail to have the desired effect. Specifically, stocks believed to show potential for capital growth may not achieve that growth. Strategies or instruments used to hedge against a possible risk or loss may fail to protect against the particular risk or loss.

TEMPORARY DEFENSIVE        The Fund may depart from principal investment
 POSITION                  strategies in response to adverse market, economic or
                           political conditions by taking a temporary defensive position by investing all or a substantial part of its assets in debt securities including lower-risk debt securities, and money market instruments. If a Fund takes a temporary defensive position, it may be unable to achieve its investment goal.

PORTFOLIO TURNOVER         The Fund may actively trade portfolio securities in
                           an attempt to achieve its investment objective.
                           Active trading will cause the Fund to have an increased portfolio turnover rate, which increases the Fund's transaction costs and may have an adverse impact on the Fund's performance.

                                   MANAGEMENT

INVESTMENT ADVISER

TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY LLC ("TAMIC") provides investment advice and, in general, supervises the management and investment program for the Fund. TAMIC employs a subadviser to manage the Fund's daily investment operations, subject to the supervision of the Board of Trustees and TAMIC.

TAMIC is a registered investment adviser that was incorporated in 1978. Its principal offices are located at 242 Trumbull Street, Hartford, Connecticut, and it is an indirect wholly owned subsidiary of Citigroup Inc. TAMIC also acts as an investment adviser or subadviser for:

       o   other investment companies used to fund variable products

       o   individual and pooled pension and profit-sharing accounts

       o domestic insurance companies affiliated with The Travelers Insurance Company (which is affiliated with TAMIC)

       o   nonaffiliated insurance companies

For the year ended December 31, 2004, the Fund paid TAMIC 0.70% of the Fund's average daily net assets.

On January 31, 2005, Citigroup Inc. ("Citigroup") announced that it has reached an agreement with MetLife, Inc. ("MetLife") to sell Citigroup's life insurance and annuity businesses ("Travelers Life & Annuity") to MetLife. As part of this transaction, Travelers Asset Management International Company LLC ("TAMIC"), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of MetLife. TAMIC is the investment adviser to the Disciplined Mid Cap Stock Portfolio.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. The transaction is expected to close this summer.

In connection with this transaction, the Trust's Board of Trustees will be asked to approve new investment advisory and administrative services contracts, and, to the extent required by law, variable annuity and variable life contract owners, who beneficially own the shares of the funds, will be asked to approve new investment advisory agreements.

THE SUBADVISER AND PORTFOLIO MANAGERS

The subadviser is Travelers Investment Management Company ("TIMCO"), 100 First Stamford Place, Stamford, CT 06902. TIMCO has been a registered investment adviser since 1971 and provides investment advice to institutional accounts, registered investment companies and insurance company separate accounts. TAMIC pays a subadvisory fee to TIMCO.

TIMCO employs a team approach in managing the Fund. However, Mr. Dan Willey and Mr. Alexander Romeo, are jointly and primarily responsible for the day to day management of the Fund. Mr. Willey, Director, President, CEO/Senior Portfolio Manager, is the lead portfolio manager for the TIMCO team. Mr, Willey has been with TIMCO for ten years and has twenty-five years of investment experience. As the lead portfolio manager Mr. Willey has responsibility for monitoring the overall management of the Fund. Mr. Romeo, Vice President and Portfolio Manager, joined TIMCO in 1998 and is a quantitative analyst for equity securities, with a focus on mid cap companies and strategies.

Additional information about each Portfolio Manager's compensation, other accounts managed by each Portfolio Manager and each Portfolio Manager's ownership of securities in the Fund is contained in the SAI.

                      TRANSFER AGENT AND FUND ADMINISTRATOR

TRANSFER AGENT

Citicorp Trust Bank, fsb, a subsidiary of Citigroup, serves as the Fund's transfer agent ("transfer agent"). The transfer agent has entered into a sub-transfer agency agreement with PFPC Inc. to serve as the Fund's sub-transfer agent and perform certain recordkeeping and accounting services.

RECENT DEVELOPMENTS

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (SEC) has notified Citigroup Asset Management (CAM), the Citigroup business unit that includes the funds' investment manager and other investment advisory companies; Citicorp Trust Bank
(CTB), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor's business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made. As previously disclosed, CAM has already paid the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM's initiation and operation of, and compensation for, the transfer agent business and CAM's retention of, and agreements with, the subcontractor.

Travelers Life & Annuity ("TL&A") and CAM reviewed the adequacy and accuracy of the disclosure provided to the TL&A fund boards at the time the revised transfer agency arrangement was discussed with the boards and concluded that the transfer agency fees paid by the funds that did not have expense caps in effect to CTB for the period from June 1,1999 to August 23, 2004 should be reimbursed with interest to the funds. The reimbursement occurred on November 1, 2004.

Citigroup is cooperating fully in the SEC's investigation and is seeking to resolve the matter in discussions with the SEC Staff. On January 20, 2005, Citigroup stated that it had established an aggregate reserve of $196 million ($25 million in the third quarter of 2004 and $171 million in the fourth quarter of 2004) related to its discussions with the SEC Staff. Settlement negotiations are ongoing and any settlement of this matter with the SEC will require approval by the Citigroup Board and acceptance by the Commission.

Unless and until any settlement is consummated, there can be no assurance that any amount reserved by Citigroup will be distributed. Nor is there at this time any certainty as to how the proceeds of any settlement would be distributed, to whom any such distribution would be made, the methodology by which such distribution would be allocated, and when such distribution would be made.

Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds.

FUND ADMINISTRATOR

The Travelers Insurance Company ("TIC") serves as the Fund's administrator. TIC has entered into a sub-administrative service agreement with Smith Barney Fund Management LLC ("SBFM"), an indirect wholly-owned subsidiary of Citigroup, to perform the Fund's pricing and bookkeeping services.

                      SHAREHOLDER TRANSACTIONS AND PRICING

Fund shares are currently sold only to insurance company separate accounts in connection with the variable annuity and variable life insurance contracts issued by The Companies. The term "shareholder" as used in this prospectus refers to any insurance company separate account that may use Fund shares as a funding option now or in the future. Fund shares are not sold to the general public. Fund shares are sold on a continuing basis without a sales charge at the net asset value next computed after the Fund's custodian receives payment. The separate accounts, to which shares are sold, however, may impose sales and other charges, as described in the appropriate contract prospectus.

The Fund currently issues only one class of shares. All shares participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued for the consideration described in the prospectus, shares are fully paid and nonassessable by the Fund. Shares are redeemable, transferable and freely assignable as collateral. (See your contract prospectus for a discussion of voting rights applicable to purchasers of variable annuity and variable life insurance contracts.)

PRICING OF FUND SHARES

The offering price of Fund shares is the net asset value or NAV of a single share. Normally NAV is computed as of the close of regular trading (generally, 4:00 p.m. Eastern time) each day the New York Stock Exchange ("NYSE") is open. NAV is calculated by adding the value of a Fund's investments, cash and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

The Fund's assets are valued primarily based on market value. For securities traded on an exchange, the market value is determined by the closing sale or official closing price on that exchange. For securities that are not exchange traded, or exchange closing prices are unavailable, the market value is typically determined by third party pricing services using a variety of pricing techniques and methodologies. Additionally, if the pricing services are unable to supply a price, or a price is deemed to be unreliable, the value may be determined based on quotations received from one or more brokers/dealers that make a market in the security. Short-term money market instruments with remaining maturities of sixty days or less are valued using the amortized-cost method. This method approximates market value and minimizes the effect of changes in a security's market value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded; the value is then converted into U.S. dollars from the local currency.

In cases where market prices or quotations are not readily available or are deemed unreliable, or if a significant event has occurred between the time at which a market price is determined and the time at which the Fund's NAV is calculated, an asset may be valued at "fair value" as determined in good faith in accordance with procedures adopted by the Trust's Board of Trustees ("Board"). In particular, the value of foreign securities may be materially affected by events occurring after the close of the market used to determine the securities' value, but before the Fund's NAV is calculated. The Fund uses a fair value model developed by a pricing service to value foreign equity securities on days when there has been more than a certain percentage change in the value of a domestic equity security index. Such percentage may be changed from time to time.

The use of fair value to price securities involves greater reliance on judgment than pricing securities based on readily available market quotations. When the Fund uses fair value to price securities, it may value those securities higher or lower than another fund using market quotations or its own fair value method. Additionally, there can be no assurance that the Fund will be able to obtain the fair value assigned to a security upon the sale of that security.

Foreign markets may be open on days when U.S. markets are closed. Accordingly, the value of foreign securities owned by the Fund could change on days when you cannot purchase or redeem shares of the Fund.

PURCHASES AND REDEMPTIONS

Owners of variable annuity or variable life insurance contracts should follow the purchase and redemption procedures described in your contract prospectus. The following is general information with regard to purchases and redemptions of Fund shares by insurance company separate accounts.

Fund shares are purchased and redeemed at the NAV next determined after the Fund receives a purchase or redemption order. NAVs are adjusted for fractions of a cent. Upon redemption, a shareholder may receive more or less than the amount paid at the time of purchase, depending upon changes in the value of the Fund's investment portfolio between purchase and redemption.

The Fund computes the NAV for purchases and redemptions as of the close of the Exchange on the day that the Fund has received all proper documentation from the shareholder. Redemption proceeds are normally wired or mailed either the same or the next business day, but not more than seven days later.

The Fund retains the right to refuse a purchase order. The Fund may temporarily suspend the redemption rights or postpone payments when the Exchange is closed (other than on weekends and holidays), when trading on the Exchange is restricted, or when permitted by the SEC.

FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and sales of Fund shares resulting from purchase, exchange or withdrawal transactions by certain owners of variable annuity and variable life insurance contracts ("contract owners") may harm other contract owners in various ways. These include: (1) dilution of the interests of long-term contract owners where frequent traders attempt to take advantage of market fluctuations that are not fully reflected in the Fund's NAV; (2) disruption of ordinary portfolio management, such as by necessitating that the Fund maintain a cash level higher than would otherwise be necessary or that the Fund sell securities prematurely or at inopportune times in order to generate cash to meet redemption requests; and (3) increased Fund costs, such as brokerage commissions.

However, the Fund's shares are offered exclusively to separate accounts of the Companies, and the Fund generally has little or no access to the transaction records of individual contract owners whose assets are invested in the separate accounts. Nonetheless, the Trust's Board of Trustees has adopted policies and procedures to discourage market timing while taking these circumstances into account. Specifically, the policies and procedures require that the Fund request written certifications from each Company at least annually specifying that: (1) the Company has instituted policies and procedures reasonably designed to detect and deter the use of the separate accounts for frequent trading; (2) the Company's policies and procedures address the level of trading that will be considered excessive and the Company monitors contract owner transactions to identify excessive trading; and (3) the Company applies such procedures uniformly.

The applicable variable annuity or variable life insurance contract prospectus contains a more detailed description of the Companies' policies and procedures with respect to frequent trading. There is significant risk that the policies and procedures of the Fund and the Companies will prove ineffective and that excessive trading in Fund shares will occur. The Fund may alter its policies and procedures at any time without prior notice to shareholders or contract owners.

                 TAX CONSEQUENCES OF DIVIDENDS AND DISTRIBUTIONS

Capital gains and dividends are reinvested in additional Fund shares, without a sales charge. The Fund expects that Fund shares will be held under a variable annuity or variable life insurance contract. Under current tax law, distributions that are left to accumulate in the variable annuity or life insurance contract are not subject to federal income tax until they are withdrawn from the contract. Contract purchasers should review the accompanying contract prospectus for a discussion of the tax treatment applicable to variable annuity or variable life insurance contracts.

The Fund intends to make distributions of income and capital gains in order to qualify each year as a regulated company under Subchapter M of the Internal Revenue Code. Further, the Fund intends to meet certain diversification requirements applicable to mutual funds underlying variable insurance products.

                              FINANCIAL HIGHLIGHTS
                       DISCIPLINED MID CAP STOCK PORTFOLIO

The financial highlights table provides information to help you understand the Fund's financial performance for the past 5 years. Certain information presents financial results for a single Fund share. The total returns in the table represent the rate that a Fund investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The expenses reflected in the table do not reflect any expenses associated with variable contracts such as administrative fees, account charges and surrender charges. If those expenses were included, the expenses shown in the table would be higher and the total returns would be lower. The information was audited by KPMG LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report to shareholders, which is available upon request.


                                                                      YEARS ENDED DECEMBER 31,
                                           --------------------------------------------------------------------------------
                                                2004             2003             2002            2001(1)        2000(1)
                                           ---------------  ---------------  ----------------   -------------   -----------
NET ASSET VALUE, BEGINNING OF YEAR.......                   $        13.11   $         15.41    $      17.26    $    15.61
INCOME (LOSS) FROM OPERATIONS:
   Net investment income (2).............                             0.05              0.03            0.06          0.08
   Net realized and unrealized gain
     (loss)..............................                             4.38             (2.23)          (0.78)         2.46
                                           ---------------  ---------------  ----------------   -------------   -----------
Total Income (Loss) From
   Operations..............................                             4.43             (2.20)          (0.72)         2.54
                                           ---------------  ---------------  ----------------   -------------   -----------
LESS DISTRIBUTIONS FROM:
   Net investment income.................                            (0.05)            (0.08)          (0.04)        (0.03)
   Net realized gains....................                                --             (0.02)          (1.09)        (0.86)
                                           ---------------  ---------------  ----------------   -------------   -----------
Total Distributions......................                            (0.05)            (0.10)          (1.13)        (0.89)
                                           ---------------  ---------------  ----------------   -------------   -----------
NET ASSET VALUE, END OF YEAR.............                   $        17.49   $         13.11    $      15.41    $    17.26
TOTAL RETURN (3).........................                            33.75%           (14.32)%         (4.02)%       16.61%
NET ASSETS, END OF YEAR (000'S)..........                   $      164,917   $       111,101    $    113,348    $   95,216
RATIOS TO AVERAGE NET ASSETS
   Expenses (2)(4).......................                             0.82%             0.85%           0.83%         0.88%
   Net investment income.................                             0.38              0.23            0.37          0.49
PORTFOLIO TURNOVER RATE..................                               61%               67%             40%           67%


--------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2)

(3) Total returns do not reflect expenses associated with your variable contract such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for the periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.

(4) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.95%.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                                    APPENDIX
                       Disciplined Mid Cap Stock Portfolio

The Fund invests in various instruments subject to its investment policy. The following techniques and practices are all available to the Fund, and are described together with their risks in the SAI.


INVESTMENT TECHNIQUE

Bankers' Acceptances
Buying Put and Call Options
Certificates of Deposit
Commercial Paper
Debt Securities
Equity Securities
Floating & Variable Rate Instruments
Futures Contracts
Illiquid Securities
Index Futures Contracts
Investment Company Securities
Investment in Unseasoned Companies
Lending Portfolio Securities
Letters of Credit
Options on Index Futures Contracts
Options on Stock Indices
Real Estate-Related Instruments
Repurchase Agreements
Reverse Repurchase Agreements
Short-Term Money Market Instruments
Temporary Bank Borrowing
U.S. Government Securities
Variable Amount Master Demand Notes
When-Issued & Delayed Delivery Securities
Writing Covered Call Options

                       DISCIPLINED MID CAP STOCK PORTFOLIO

Investors who want more information about the Fund can obtain the SAI that provides more detailed information on a number of topics and is made a part of this prospectus. Additional information about the Fund's investments is available in its annual and semi-annual reports to shareholders. The Fund's annual report provides a discussion of the market conditions and investment strategies that particularly affected the Fund's performance over the past fiscal year. These documents are free of charge. To obtain a copy, or ask other questions about the Fund, do one of the following:

--------------------------------------------------------------------------------
                             CALL -- 1-800-842-9368
--------------------------------------------------------------------------------
    WRITE--TRAVELERS LIFE & ANNUITY, P.O. BOX 990009,HARTFORD, CT 06199-0009
--------------------------------------------------------------------------------
      ACCESS THE EDGAR DATABASE ON THE SEC'S WEBSITE -- HTTP://WWW.SEC.GOV
--------------------------------------------------------------------------------

Investors may also review or copy the above referenced documents at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the reference room may be obtained by calling the SEC at 1-202-942-8090. These documents may also be obtained, for a duplicating fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102, or by sending an e-mail request to publicinfo@sec.gov.

The Fund's SAI and shareholder reports are not available on a website because the Fund does not currently maintain a consumer website as Fund shares are only offered to separate accounts of the insurance companies listed on the cover.


(1940 Act # 811-6465)











L-19955                                                                 May 2005

                          THE TRAVELERS SERIES TRUST:
                            EQUITY INCOME PORTFOLIO

                           GOAL -- REASONABLE INCOME







Fund shares are offered only to separate accounts of The Travelers Insurance Company, The Travelers Life and Annuity Company or to separate accounts of affiliated companies (together, "The Companies"). The Fund serves as a funding option for certain variable annuity and variable life insurance contracts issued by The Companies.




                                 ONE CITYPLACE
                          HARTFORD, CONNECTICUT 06103
                            TELEPHONE 1-800-842-9368

                                   PROSPECTUS

                                 May [ ], 2005



TABLE OF CONTENTS

Goals and Investments....................................................     1
Fund Performance.........................................................     2
Fees and Expenses........................................................     2
Investment, Objectives, Strategies,
and Related Risk.........................................................     3
Management...............................................................     5
   Investment Adviser....................................................     5
   The Subadviser and Portfolio Manager..................................     6
   Transfer Agent and Fund Administrator.................................     6
Shareholder Transactions and Pricing.....................................     5
Tax Consequences of Dividends and
   Distributions.........................................................     6
 Financial Highlights....................................................     7

Appendix.................................................................   A-1

 -------------------------------------------------------------------------------

 THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED THE FUND'S SHARES AS AN INVESTMENT AND HAS NOT DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS AGAINST THE LAW FOR ANYONE TO TELL YOU OTHERWISE. AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-------------------------------------------------------------------------------

                            EQUITY INCOME PORTFOLIO
                             Goals and Investments




FUND'S OBJECTIVE:      Reasonable income


KEY INVESTMENTS:       Income-producing equity securities

-----------------------------------------------------------
   INVESTMENT ADVISER:      Travelers Asset Management
                            International Company LLC
                            ("TAMIC")

   SUBADVISER:              Fidelity Management &
                            Research Company ("FMR")

   PORTFOLIO MANAGER:       Stephen DuFour
-----------------------------------------------------------


SELECTION PROCESS: The subadviser normally invests at least 80% of the Fund's assets in equity securities ("80% investment policy"). The subadviser normally invests the Fund's assets primarily in income-producing equity securities. The Fund's subadviser may also invest the Fund's assets in other types of equity securities and debt securities, including lower-quality debt securities. When choosing the Fund's investments, the subadviser also considers the potential for capital appreciation. The subadviser may invest the Fund's assets in securities of foreign issuers in addition to securities of domestic issuers. The subadviser's emphasis on above-average income-producing equity securities tends to lead to investments in large cap "value" stocks. However, the subadviser is not constrained by any particular investment style. In buying and selling securities for the Fund, the subadviser relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

PRINCIPAL RISKS: The Fund is most subject to equities risk, where market values may change abruptly, sometimes unpredictably, dividend risk, where a company might pay lower or no dividends, and foreign securities risks, where market values may be impacted by limited trading, currency exchange, political or economic instability, or other factors. Other principal risks are fixed-income securities risk, where market values move in the opposite direction of interest rates, and lower-quality fixed-income risks, where market values are subject to credit risks of issuers who may default or otherwise fail to make timely debt payments. The Fund is also subject to "value" investing risks, where "value" stocks can perform differently from the market as a whole and other types of stocks, and can continue to be undervalued by the market for long periods of time. For more information on the Fund's investments and related risks, please see "Investments and Practices," the Appendix to this prospectus and the SAI.

                                FUND PERFORMANCE

The chart and table below show how an investment in the Fund has varied over time. The returns shown assume that any dividends and distributions have been reinvested in the Fund. The returns are not reduced to reflect any variable contract charges or fees that may be assessed by The Companies. The table compares the Fund's performance with the Russell 1000(R) Value and the Russell 3000(R) Value Indices. The Indices are unmanaged and therefore do not incur the management and trading expenses that the Fund does. An investor cannot invest directly in an index. Past performance can give some indication of the Fund's risk, but does not guarantee future results.

                    YEAR-BY-YEAR % TOTAL RETURNS AS OF 12/31

          [The data below represent a bar chart in the printed report.]

         32.05   12.38    4.92    9.13   -6.61  -13.94   31.17
        -------------------------------------------------------------
          '97     '98     '99     '00     '01     '02     '03     '04




---------------------------------------------------------------
   Best Quarter:                                         %

---------------------------------------------------------------
   Worst Quarter:                                        %
---------------------------------------------------------------


---------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2004

                                                       LIFE OF
                              1 YEAR       5 YEAR       FUND*
---------------------------------------------------------------
   Equity Income                    %          %            %
---------------------------------------------------------------
   Russell 1000 Value               %          %            %
---------------------------------------------------------------
   Russell 3000 Value               %          %            %
---------------------------------------------------------------
   *The fund commenced operations on August 30, 1996.
---------------------------------------------------------------




                               FEES AND EXPENSES

The fees and expenses in the tables below are what you may pay if you buy and hold shares of the Fund, and are based on the Fund's latest fiscal year. These fees and expenses do not reflect any of the fees that may be assessed under the variable contract for which this Fund is an investment option. If such fees were included, your costs would be higher. You should consult your contract prospectus or disclosure document for information on contract fees.


         -------------------------------------------------------
         SHAREHOLDER FEES                                N/A
         (PAID DIRECTLY FROM YOUR INVESTMENT).........
         -------------------------------------------------------
         ANNUAL FUND OPERATING EXPENSES
         (EXPENSES DEDUCTED FROM FUND ASSETS)*
         -------------------------------------------------------
         Management Fees*.............................   0.75%
         Distribution and Service (12b-1) Fees........   None
         Other Expenses**.............................       %
                                                         -------
         Total Annual Fund Operating Expenses***......       %

* Effective September 1, 2004, the Fund has a fee schedule that reduces the management fee payable on assets in excess of $250 million as follows:
     0.75% on assets up to $250 million, 0.70% on assets in excess of $250 million and up to and including $750 million and 0.65% on assets over $750 million. [For the year, the Fund paid a blended management fee of x.xx%]

** Other Expenses include a 0.06% administrative services fee the Fund pays to The Travelers Insurance Company ("TIC").

*** TIC has an expense cap agreement with the Fund to limit Total Annual Operating Expenses to 0.95%. TIC may terminate the agreement with 60 days notice. AS TOTAL ANNUAL FUND OPERATING EXPENSES ARE UNDER THAT CAP, NO REIMBURSEMENTS ARE CURRENTLY EXPECTED.

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, the investment has a 5% return each year and the Fund's operating expenses remain the same.

               1              3             5           10
              year          years        years         years
           ---------      ---------    ----------    ---------

              INVESTMENT OBJECTIVE, STRATEGIES, AND RELATED RISKS

The Fund invests in various investments and other instruments subject to its investment policy, as described on page 1 of this prospectus, and in the SAI. The SAI also includes a description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities. The Fund may also invest in all types of domestic and foreign securities (both equity and bonds), including lower-rated fixed income securities. The subadviser may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Fund's exposure to changing security prices or other factors that affect security values. If the subadviser's strategies do not work as intended, the Fund may not achieve its objective. For a complete list of all investments available to the Fund, please refer to the Appendix of this prospectus. For a free copy of the SAI, see the back cover of this prospectus. The Fund does not guarantee that it will reach its investment objective. When you sell your shares they may be worth more or less than what you paid for them.

INVESTMENT OBJECTIVE            The Fund's investment objective is not
                                fundamental, and its objective and investment policies may be changed by the Trust's Board of Trustees ("Board") without approval of shareholders or holders of variable annuity and variable life insurance contracts. A change in the Fund's investment objective or policies may result in the Fund having a different investment objective or policies from those that a policy owner selected as appropriate at the time of investment.

80% INVESTMENT POLICY           The Fund will notify shareholders at least 60
                                days' prior to changing its 80% investment policy.

EQUITIES Equity securities include common and preferred stock, warrants, rights, depositary receipts and shares, trust certificates, and real estate instruments.

                                Equities are subject to market risk. Many factors affect the stock market prices and dividend payouts of equity investments. These factors include general business conditions, investor confidence in the economy, and current conditions in a particular industry or company. Each company determines whether or not to pay dividends on common stock. Equity securities are subject to financial risks relating to the issuer's earning stability and overall financial soundness. Smaller and emerging growth companies are particularly sensitive to these factors.

FIXED-INCOME INVESTMENTS        Fixed-income securities include U.S. Government
                                obligations, certificates of deposit, and short-term money market instruments.
                                Fixed-income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

                                The value of debt securities varies inversely with interest rates. This means generally that the value of these investments increases as interest rates fall and decreases as interest rates rise. Yields from short-term securities normally may be lower than yields from longer-term securities. A bond's price is affected by the credit quality of its issuer. An issuer may not always make payments on a fixed-income security. Some fixed-income securities, such as mortgage-backed securities are subject to prepayment risk, which occurs when an issuer can prepay the principal owed on a security before its maturity.

                                If a security is issued by an agency,
                                instrumentality or government sponsored
                                enterprise and not guaranteed by the U.S.
                                Government, there is no assurance that the U.S. Government will support the credit of that security.

FOREIGN SECURITIES INVESTMENTS  An investment in foreign securities involves risk in addition to those of U.S. securities, including possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. The Fund also bears "information" risk associated with the different accounting, auditing, and financial reporting standards in many foreign countries. If the Fund invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets. Foreign securities may be less liquid than U.S. securities.


DERIVATIVES AND HEDGING         Derivative contracts, such as futures and
TECHNIQUES                      options on securities, may be used for any of
                                the following purposes:

                                o To hedge against the economic impact of adverse changes in the market value of its securities, due to changes in stock market prices, currency exchange rates or interest rates

                                o       As a substitute for buying or selling
                                        securities

                                o       To enhance return

                                o Forward foreign currency contracts may be used to hedge against foreign currency exposure

                                Even a small investment in derivative contracts can have a big impact on the Fund's stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain when stock prices, currency rates or interest rates are changing. For a more complete description of derivative and hedging techniques and their associated risks, please refer to the SAI.

OTHER RISK FACTORS

SELECTION
                                RISK Fund investors are subject to selection risk in that a strategy used, or stock selected, may fail to have the desired effect. Specifically, stocks believed to show potential for capital growth may not achieve that growth. Strategies or instruments used to hedge against a possible risk or loss may fail to protect against the particular risk or loss.

TEMPORARY DEFENSIVE POSITION    The Fund reserves the right to invest without
                                limitation in preferred stocks and
                                investment-grade debt instruments for temporary, defensive purposes. If the Fund takes a temporary defensive position, it may be unable to achieve its investment goal.

PORTFOLIO TURNOVER              The Fund may actively trade portfolio securities
                                in an attempt to achieve its investment
                                objective. Active trading will cause the Fund to have an increased portfolio turnover rate, which increases the Fund's transaction costs and may have an adverse impact on the Fund's performance.

                                   MANAGEMENT

INVESTMENT ADVISER

TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY LLC ("TAMIC") provides investment advice and, in general, supervises the management and investment program for the Fund. TAMIC employs a subadviser to manage the Fund's daily investment operations, subject to the supervision of the Board of Trustees and TAMIC. TAMIC is a registered investment adviser that was incorporated in 1978. Its principal offices are located at 242 Trumbull Street, Hartford, Connecticut, and it is an indirect wholly owned subsidiary of Citigroup Inc. TAMIC also acts as an investment adviser or subadviser for:

     o    other investment companies used to fund variable products

     o    individual and pooled pension and profit-sharing accounts

     o domestic insurance companies affiliated with The Travelers Insurance Company (which is affiliated with TAMIC)

     o    nonaffiliated insurance companies

For the year ended December 31, 2004, the Fund paid TAMIC x.xx% of the Fund's average daily net assets.

On January 31, 2005, Citigroup Inc. ("Citigroup") announced that it has reached an agreement with MetLife, Inc. ("MetLife") to sell Citigroup's life insurance and annuity businesses ("Travelers Life & Annuity") to MetLife. As part of this transaction, Travelers Asset Management International Company LLC ("TAMIC"), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of MetLife. TAMIC is the investment adviser to the Equity Income Portfolio.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. The transaction is expected to close this summer.

In connection with this transaction, the Trust's Board of Trustees will be asked to approve new investment advisory and administrative services contracts, and, to the extent required by law, variable annuity and variable life contract owners, who beneficially own the shares of the funds, will be asked to approve new investment advisory agreements.

THE SUBADVISER AND PORTFOLIO MANAGER

The subadviser is Fidelity Management & Research Company ("FMR"), 82 Devonshire Street, Boston, MA 02109. FMR also acts as an investment adviser to another Fund of the Trust and to other investment companies not affiliated with the Fund, as well as to individual, corporate, charitable and retirement accounts. TAMCI pays a subadvisory fee to FMR. Mr. Stephen DuFour has been the Portfolio Manager since March of 1999. He is a Portfolio Manager for other funds and trust accounts managed by FMR and has been with FMR since 1992. Additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager and the Portfolio Manager's ownership of securities in the Fund is contained in the SAI. Transfer Agent and Fund Administrator Transfer Agent Citicorp Trust Bank, fsb, a subsidiary of Citigroup, serves as the Fund's transfer agent ("transfer agent"). The transfer agent has entered into a sub-transfer agency agreement with PFPC Inc. to serve as the Fund's sub-transfer agent and perform certain recordkeeping and accounting services.

RECENT DEVELOPMENTS

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (SEC) has notified Citigroup Asset Management (CAM), the Citigroup business unit that includes the funds' investment manager and other investment advisory companies; Citicorp Trust Bank
(CTB), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor's business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made. As previously disclosed, CAM has already paid the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM's initiation and operation of, and compensation for, the transfer agent business and CAM's retention of, and agreements with, the subcontractor.

Travelers Life & Annuity ("TL&A") and CAM reviewed the adequacy and accuracy of the disclosure provided to the TL&A fund boards at the time the revised transfer agency arrangement was discussed with the boards and concluded that the transfer agency fees paid by the funds that did not have expense caps in effect to CTB for the period from June 1,1999 to August 23, 2004 should be reimbursed with interest to the funds. The reimbursement occurred on November 1, 2004.

Citigroup is cooperating fully in the SEC's investigation and is seeking to resolve the matter in discussions with the SEC Staff. On January 20, 2005, Citigroup stated that it had established an aggregate reserve of $196 million ($25 million in the third quarter of 2004 and $171 million in the fourth quarter of 2004) related to its discussions with the SEC Staff. Settlement negotiations are ongoing and any settlement of this matter with the SEC will require approval by the Citigroup Board and acceptance by the Commission.

Unless and until any settlement is consummated, there can be no assurance that any amount reserved by Citigroup will be distributed. Nor is there at this time any certainty as to how the proceeds of any settlement would be distributed, to whom any such distribution would be made, the methodology by which such distribution would be allocated, and when such distribution would be made.

Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds.

FUND ADMINISTRATOR

The Travelers Insurance Company ("TIC") serves as the Fund's administrator. TIC has entered into a sub-administrative service agreement with Smith Barney Fund Management LLC ("SBFM"), an indirect wholly-owed subsidiary of Citigroup, to perform the Fund's pricing and bookkeeping services.

                      SHAREHOLDER TRANSACTIONS AND PRICING

Fund shares are currently sold only to insurance company separate accounts in connection with the variable annuity and variable life insurance contracts issued by The Companies. The term "shareholder" as used in this prospectus refers to any insurance company separate account that may use Fund shares as a funding option now or in the future. Fund shares are not sold to the general public. Fund shares are sold on a continuing basis without a sales charge at the net asset value next computed after the Fund's custodian receives payment. The separate accounts, to which shares are sold, however, may impose sales and other charges, as described in the appropriate contract prospectus.

The Fund currently issues only one class of shares. All shares participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued for the consideration described in the prospectus, shares are fully paid and nonassessable by the Fund. Shares are redeemable, transferable and freely assignable as collateral. (See your contract prospectus for a discussion of voting rights applicable to purchasers of variable annuity and variable life insurance contracts.)

PRICING OF FUND SHARES

The offering price of Fund shares is the net asset value or NAV of a single share. Normally NAV is computed as of the close of regular trading (generally, 4:00 p.m. Eastern time) each day the New York Stock Exchange ("NYSE") is open. NAV is calculated by adding the value of a Fund's investments, cash and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

The Fund's assets are valued primarily based on market value. For securities traded on an exchange, the market value is determined by the closing sale or official closing price on that exchange. For securities that are not exchange traded, or exchange closing prices are unavailable, the market value is typically determined by third party pricing services using a variety of pricing techniques and methodologies. Additionally, if the pricing services are unable to supply a price, or a price is deemed to be unreliable, the value may be determined based on quotations received from one or more brokers/dealers that make a market in the security. Short-term money market instruments with remaining maturities of sixty days or less are valued using the amortized-cost method. This method approximates market value and minimizes the effect of changes in a security's market value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded; the value is then converted into U.S. dollars from the local currency.

In cases where market prices or quotations are not readily available or are deemed unreliable, or if a significant event has occurred between the time at which a market price is determined and the time at which the Fund's NAV is calculated, an asset may be valued at "fair value" as determined in good faith in accordance with procedures adopted by the Trust's Board of Trustees ("Board"). In particular, the value of foreign securities may be materially affected by events occurring after the close of the market used to determine the securities' value, but before the Fund's NAV is calculated. The Fund uses a fair value model developed by a pricing service to value foreign equity securities on days when there has been more than a certain percentage change in the value of a domestic equity security index. Such percentage may be changed from time to time.

The use of fair value to price securities involves greater reliance on judgment than pricing securities based on readily available market quotations. When the Fund uses fair value to price securities, it may value those securities higher or lower than another fund using market quotations or its own fair value method. Additionally, there can be no assurance that the Fund will be able to obtain the fair value assigned to a security upon the sale of that security.

Foreign markets may be open on days when U.S. markets are closed. Accordingly, the value of foreign securities owned by the Fund could change on days when you cannot purchase or redeem shares of the Fund.

PURCHASES AND REDEMPTIONS

Owners of variable annuity or variable life insurance contracts should follow the purchase and redemption procedures described in your contract prospectus. The following is general information with regard to purchases and redemptions of Fund shares by insurance company separate accounts.

Fund shares are purchased and redeemed at the NAV next determined after the Fund receives a purchase or redemption order. NAVs are adjusted for fractions of a cent. Upon redemption, a shareholder may receive more or less than the amount paid at the time of purchase, depending upon changes in the value of the Fund's investment portfolio between purchase and redemption.

The Fund computes the NAV for purchases and redemptions as of the close of the Exchange on the day that the Fund has received all proper documentation from the shareholder. Redemption proceeds are normally wired or mailed either the same or the next business day, but not more than seven days later.

The Fund retains the right to refuse a purchase order. The Fund may temporarily suspend the redemption rights or postpone payments when the Exchange is closed (other than on weekends and holidays), when trading on the Exchange is restricted, or when permitted by the SEC.

FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and sales of Fund shares resulting from purchase, exchange or withdrawal transactions by certain owners of variable annuity and variable life insurance contracts ("contract owners") may harm other contract owners in various ways. These include: (1) dilution of the interests of long-term contract owners where frequent traders attempt to take advantage of market fluctuations that are not fully reflected in the Fund's NAV; (2) disruption of ordinary portfolio management, such as by necessitating that the Fund maintain a cash level higher than would otherwise be necessary or that the Fund sell securities prematurely or at inopportune times in order to generate cash to meet redemption requests; and (3) increased Fund costs, such as brokerage commissions.

However, the Fund's shares are offered exclusively to separate accounts of the Companies, and the Fund generally has little or no access to the transaction records of individual contract owners whose assets are invested in the separate accounts. Nonetheless, the Trust's Board of Trustees has adopted policies and procedures to discourage market timing while taking these circumstances into account. Specifically, the policies and procedures require that the Fund request written certifications from each Company at least annually specifying that: (1) the Company has instituted policies and procedures reasonably designed to detect and deter the use of the separate accounts for frequent trading; (2) the Company's policies and procedures address the level of trading that will be considered excessive and the Company monitors contract owner transactions to identify excessive trading; and (3) the Company applies such procedures uniformly.

The applicable variable annuity or variable life insurance contract prospectus contains a more detailed description of the Companies' policies and procedures with respect to frequent trading. There is significant risk that the policies and procedures of the Fund and the Companies will prove ineffective and that excessive trading in Fund shares will occur. The Fund may alter its policies and procedures at any time without prior notice to shareholders or contract owners

                 TAX CONSEQUENCES OF DIVIDENDS AND DISTRIBUTIONS

Capital gains and dividends are reinvested in additional Fund shares, without a sales charge. The Fund expects that Fund shares will be held under a variable annuity or variable life insurance contract. Under current tax law, distributions that are left to accumulate in the variable annuity or life insurance contract are not subject to federal income tax until they are withdrawn from the contract. Contract purchasers should review the accompanying contract prospectus for a discussion of the tax treatment applicable to variable annuity or variable life insurance contracts.

The Fund intends to make distributions of income and capital gains in order to qualify each year as a regulated company under Subchapter M of the Internal Revenue Code. Further, the Fund intends to meet certain diversification requirements applicable to mutual funds underlying variable insurance products.

                              FINANCIAL HIGHLIGHTS
                             EQUITY INCOME PORTFOLIO

The financial highlights table provides information to help you understand the Fund's financial performance for the past 5 years. Certain information presents financial results for a single Fund share. The total returns in the table represent the rate that a Fund investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The expenses reflected in the table do not reflect any expenses associated with variable contracts such as administrative fees, account charges and surrender charges. If those expenses were included, the expenses shown in the table would be higher and the total returns would be lower. The information for the years ended December 31, 2004 and 2003 was audited by KPMG LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report to shareholders, which is available upon request. The information for the three year period ended December 31, 2002 was audited by PricewaterhouseCoopers LLP, independent auditors, for the Fund for that period.


                                                                        YEARS ENDED DECEMBER 31,
                                                --------------------------------------------------------------------------
                                                    2004           2003          2002(1)         2001(1)        2000(1)
                                                -------------  -------------   ------------    ------------   ------------
NET ASSET VALUE, BEGINNING OF YEAR:                                  $12.75         $14.99          $16.26         $15.05
INCOME (LOSS) FROM OPERATIONS:
   Net investment income.....................                          0.14            .16             .20(E)         .13
   Net realized and unrealized gain (loss)....                         3.83          (2.25)          (1.27)(E)       1.24
Total Income (Loss) From Operations...........                         3.97          (2.09)          (1.07)          1.37
LESS DISTRIBUTIONS FROM:
   Net investment income......................                        (0.13)          (.15)           (.16)          (.16)
   Net realized gains.........................                           --             --            (.04)            --
   In excess of net realized gains............                           --             --              --             --
Total Distributions...........................                        (0.13)          (.15)           (.20)          (.16)
NET ASSET VALUE, END OF PERIOD................                       $16.59         $12.75          $14.99         $16.26
TOTAL RETURN(2)...............................                        31.17%        (13.94)%         (6.61)%         9.13%
NET ASSETS, END OF YEAR (000'S)                                    $297,494       $191,010        $200,389       $170,727
RATIOS TO AVERAGE NET ASSETS:
   Expenses(3)................................                         0.87%           .84%            .85%           .87%
   Net investment income (loss)...............                         1.11           1.14%           1.28%          1.17%
PORTFOLIO TURNOVER RATE.......................                          141%           131%            121%           151%

(1) Per share amounts have been calculated using the monthly average shares method.

(2) Total returns do not reflect expenses associated with your variable contract such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.

(3) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.95%.

                                    APPENDIX
                             Equity Income Portfolio

The Fund invests in various instruments subject to its investment policy. The following techniques and practices are all available to the Fund, and are described together with their risks in the SAI.


INVESTMENT TECHNIQUE
Affiliated Bank Transactions
American Depositary Receipts
Asset-Backed Mortgage Securities
Bankers' Acceptances
Buying Put and Call Options
Certificates of Deposit
Commercial Paper
Convertible Securities
Corporate Asset-Backed Securities
Debt Securities
Emerging Market Securities
Equity Securities
Floating & Variable Rate Instruments
Foreign Securities
Forward Contracts on Foreign Currency
Futures Contracts
High-Yield, High-Risk Bonds
Illiquid Securities
Indexed Securities
Index Futures Contracts
Investment Company Securities
Investment in Unseasoned Companies
Lending Portfolio Securities
Letters of Credit
Loan Participations
Options on Foreign Currencies
Options on Index Futures Contracts
Options on Stock Indices
Other Direct Indebtedness
Real Estate-Related Instruments
Repurchase Agreements
Reverse Repurchase Agreements
Short Sales "Against the Box"
Short-Term Money Market Instruments
Swap Agreements
Temporary Bank Borrowing
U.S. Government Securities
Variable Amount Master Demand Notes
When-Issued & Delayed Delivery Securities
Writing Covered Call Options

                             EQUITY INCOME PORTFOLIO

Investors who want more information about the Fund can obtain the SAI that provides more detailed information on a number of topics and is made a part of this prospectus. Additional information about the Fund's investments is available in its annual and semi-annual reports to shareholders. The Fund's annual report provides a discussion of the market conditions and investment strategies that particularly affected the Fund's performance over the past fiscal year. These documents are free of charge. To obtain a copy, or ask other questions about the Fund, do one of the following:


--------------------------------------------------------------------------------
                          CALL -- 1-800-842-9368
--------------------------------------------------------------------------------
 WRITE--TRAVELERS LIFE & ANNUITY, P.O. BOX 990009,HARTFORD, CT 06199-0009
--------------------------------------------------------------------------------
   ACCESS THE EDGAR DATABASE ON THE SEC'S WEBSITE -- HTTP://WWW.SEC.GOV
--------------------------------------------------------------------------------

Investors may also review or copy the above referenced documents at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the reference room may be obtained by calling the SEC at 1-202-942-8090. These documents may also be obtained, for a duplicating fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102, or by sending an e-mail request to publicinfo@sec.gov.

The Fund's SAI and shareholder reports are not available on a website because the Fund does not currently maintain a consumer website as Fund shares are only offered to separate accounts of the insurance companies listed on the cover.


(1940 Act # 811-6465)











L-19956                                                      May, 2005
                                                             Printed in U.S.A.

                           THE TRAVELERS SERIES TRUST:
                         FEDERATED HIGH YIELD PORTFOLIO

                           GOAL -- HIGH CURRENT INCOME







Fund shares are offered only to separate accounts of The Travelers Insurance Company, The Travelers Life and Annuity Company or to separate accounts of affiliated companies (together, "The Companies"). The Fund serves as a funding option for certain variable annuity and variable life insurance contracts issued by The Companies.




                                  ONE CITYPLACE
                           HARTFORD, CONNECTICUT 06103
                            TELEPHONE 1-800-842-9368

                                   PROSPECTUS

                                  May [ ], 2005




TABLE OF CONTENTS

Goals and Investments ......................................................   1
Fund Performance ...........................................................   2
Fees and Expenses ..........................................................   2
Investment Objective, Strategies, and Related Risks ........................   3
Management .................................................................   5
   Investment Adviser ......................................................   5
   The Subadviser and Portfolio Manager ....................................   5
   Transfer Agent and Fund Administrator ...................................   6
Shareholder Transactions and Pricing .......................................   5
Tax Consequences of Dividends and
   Distributions ...........................................................   6
 Financial Highlights ......................................................   7
Appendix ................................................................... A-1

 -------------------------------------------------------------------------------

 THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED THE FUND'S SHARES AS AN INVESTMENT AND HAS NOT DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS AGAINST THE LAW FOR ANYONE TO TELL YOU OTHERWISE. AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

 -------------------------------------------------------------------------------

                         FEDERATED HIGH YIELD PORTFOLIO
                              Goals and Investments




FUND'S OBJECTIVE:          High current income


KEY INVESTMENTS:           Lower-quality bonds and debt
                           securities





 -----------------------------------------------------------
    INVESTMENT ADVISER:      Travelers Asset Management
                             International Company LLC
                             ("TAMIC")

    SUBADVISER:              Federated Investment
                             Management Company

    PORTFOLIO MANAGERS:      Mark E. Durbiano
                             Nathan H. Kehm
 -----------------------------------------------------------


SELECTION PROCESS: The Fund normally invests at least 80% of its assets in below investment-grade bonds and debt securities ("80% investment policy"). Below investment-grade bonds and debt securities ("junk bonds") are those rated BBB or lower by Standard & Poor's Ratings Group or Baa or lower by Moody's Investors Service, Inc., or, if unrated, of comparable quality. There is no minimum acceptable rating for the Fund's investments, and the Fund may purchase or hold securities in the lowest rating category, including securities in default. The Fund also may invest in debt securities with equity features and in foreign and emerging markets debt securities. The subadviser follows certain steps to evaluate the risks associated with these lower-rated securities. These techniques include:

       o   independent credit analysis

       o   judgment of other investment analysts

       o analysis of issuer's financial soundness and anticipated cash flow

       o   markets issuers' current value of assets

       o   discussions with issuer's management

       o   analysis of current developments and trends in economy and financial

PRINCIPAL RISKS: The Fund is most subject to lower-quality fixed-income risk, where market values are subject to credit risks of issuers who may default or otherwise fail to make timely debt payments, and fixed-income securities risk, where market values move in the opposite direction of interest rates. Other principal risks may be foreign and emerging markets securities risks, where market values may be impacted by limited trading, currency exchange, political or economic instability, and other factors. For more information on the Fund's investments and related risks, please see "Investments and Practices," the Appendix of this prospectus and the SAI.

                                FUND PERFORMANCE

The chart and table below show how an investment in the Fund has varied over time. The returns shown assume that any dividends and distributions have been reinvested in the Fund. The returns are not reduced to reflect any variable insurance contract charges or fees that may be assessed by The Companies. The table compares the Fund's performance with the benchmark Lehman Brothers High Yield Index ("Lehman HY"). For a broader comparison, the table also includes the Lehman Aggregate Bond Index ("Lehman Agg. Bond"). The Indices are unmanaged and therefore do not incur the same management and trading expenses as the Fund does. An investor cannot invest directly in an index. Past performance can give some indication of the Fund's risk, but does not guarantee future results.


                    YEAR-BY-YEAR % TOTAL RETURNS AS OF 12/31

            [The Data Below Represents a Chart in the Printed Piece]

     15.45     4.71     3.1     -8.15     1.94     3.72     22.39
     --------------------------------------------------------------------
      '97      '98      '99      '00       '01      '02      '03      '04

---------------------------------------------------------------

   Best Quarter:                                         %
   Worst Quarter:                                        %

---------------------------------------------------------------

---------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2003

                                                    Life of
                             1 Year     5 Year       Fund*
                           ----------- ---------- ------------
   Fed. High Yield
   Lehman HY
   Lehman Agg. Bond

   * The Fund commenced operations on August 30, 1996.
---------------------------------------------------------------


                                FEES AND EXPENSES

The fees and expenses in the tables below are what you may pay if you buy and hold shares of the Fund, and are based on the Fund's latest fiscal year. These fees and expenses do not reflect any of the fees that may be assessed under the variable contract for which this Fund is an investment option. If such fees were included, your costs would be higher. You should consult your contract prospectus or disclosure document for information on contract fees.


        SHAREHOLDER FEES
        (paid directly from your investment)                N/A
        -------------------------------------------------------------
        ANNUAL FUND OPERATING EXPENSES
        (expenses deducted from Fund assets)
        -------------------------------------------------------------
        Management Fees                                    0.65%
        Distribution and Service (12b-1) Fees              None
        Other Expenses*                                        %
                                                        -------------
        Total Annual Fund Operating Expenses**                 %

                                --------------

* Other Expenses include a 0.06% administrative services fee the Fund pays to The Travelers Insurance Company ("TIC"). **TIC has an Expense Cap Agreement with the Fund to limit Total Annual Fund Operating Expense to 0.95%. TIC may terminate the agreement with 60 days notice. As Total Annual Fund Operating Expenses are under that cap, no reimbursements are currently expected.


This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It is based on the Total Annual Fund Operating Expenses in the table above and assumes that you invest $10,000 in the Fund for the time periods indicated, the investment has a 5% return each year and the Fund's operating expenses remain the same.

       1 YEAR       3 YEARS       5 YEARS       10 YEARS
      ----------    ---------    ----------    -----------

               INVESTMENT OBJECTIVE, STRATEGIES AND RELATED RISKS

The Fund invests in various investments and other instruments subject to its investment policy, as described on page 1 of this prospectus, and in the SAI. The SAI also includes a description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities. The Fund may invest in various other types of securities and engage in other investment techniques and strategies that are not the principal focus of the Fund, including investing in zero coupon and payment-in-kind bonds, foreign and emerging market securities, preferred stocks and various asset-backed securities. Listed below is more information on the Fund's investments, its practices, and related risks. For a complete list of all the investments available to the Fund please see the Appendix to this prospectus. For a free copy of the SAI, see the back cover of this prospectus. The Fund does not guarantee that it will reach its investment objective, and an investment in the Fund may lose money. When you sell your shares they may be worth more or less than what you paid for them.

INVESTMENT OBJECTIVE       The Fund's investment objective is not fundamental,
                           and its investment policies may be changed by the Trust's Board of Trustees ("Board") without approval of shareholders or holders of variable annuity and variable life insurance contracts. A change in a Fund's investment objective or policies may result in the Fund having a different investment objective or policies from those that a policy owner selected as appropriate at the time of investment.

80% INVESTMENT POLICY      The Fund will notify shareholders at least 60 days'
                           prior to changing its 80% investment policy.

EQUITIES Equity securities include common and preferred stock, warrants, rights, depositary receipts and shares, trust certificates, and real estate instruments.

                           Equities are subject to market risk. Many factors affect the stock market prices and dividend payouts of equity investments. These factors include general business conditions, investor confidence in the economy, and current conditions in a particular industry or company. Each company determines whether or not to pay dividends on common stock. Equity securities are subject to financial risks relating to the issuer's earning stability and overall financial soundness. Smaller and emerging growth companies are particularly sensitive to these factors.

FIXED-INCOME INVESTMENTS   Fixed-income or debt securities include U.S.
                           Government obligations, certificates of deposit, and short-term money market instruments. Fixed-income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

                           The value of debt securities varies inversely with interest rates. This means generally that the value of these investments increases as interest rates fall and decreases as interest rates rise. Yields from short-term securities normally may be lower than yields from longer-term securities. A bond's price is affected by the credit quality of its issuer. An issuer may not always make payments on a fixed income security. Some fixed income securities, such as mortgage-backed securities are subject to prepayment risk, which occurs when an issuer can prepay the principal owed on a security before its maturity.

                           If a security is issued by an agency, instrumentality or government-sponsored enterprise and not guaranteed by the U.S. Government, there is no assurance that the U.S. Government will support the credit of that security.

LOWER-QUALITY BONDS AND    High-yield, high-risk securities are considered
FIXED-INCOME SECURITIES    speculative. While generally providing greater income
("JUNK BONDS")             than investments in higher-quality securities, these
                           lower-quality securities involve greater risk of principal and income than higher-quality securities
                           (including the possibility of default or bankruptcy of the issuers of the security). Like other fixed-income securities, the value of high-yield securities also fluctuates as interest rates change.

FOREIGN SECURITIES         An investment in foreign securities involves risk in
 INVESTMENTS               addition to those of U.S. securities, including
                           possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. The Fund also bears
                           "information" risk associated with the different accounting, auditing, and financial reporting standards in many foreign countries. If a Fund invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets. Foreign securities may be less liquid than U.S. securities.

EMERGING MARKET            Emerging markets offer the potential of significant
 INVESTMENTS               gains but also involve Ereater risks than investing
                           in more developed countries. Political or gconomic instability, lack of market liquidity and government actions, such es currency controls or seizure of private business or property, may be aore likely in emerging markets. m

OTHER RISK FACTORS

SELECTION RISK             Fund investors are subject to selection risk in that
                           a strategy used, or stock selected, may fail to have the desired effect. Specifically, stocks believed to show potential for capital growth may not achieve that growth. Strategies or instruments used to hedge against a possible risk or loss may fail to protect against the particular risk or loss.

TEMPORARY DEFENSIVE        The Fund may depart from principal investment
 POSITION                  strategies in response to adverse market, economic or
                           political conditions by taking a temporary defensive position by investing all or a substantial part of its assets in shorter-term debt securities, including lower-risk debt securities, and money market instruments. If a Fund takes a temporary defensive position, it may be unable to achieve its investment goal.

                                   MANAGEMENT

INVESTMENT ADVISER

TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY LLC ("TAMIC") provides investment advice and, in general, supervises the management and investment program for the Fund. TAMIC employs a subadviser to manage the Fund's daily investment operations, subject to the supervision of the Board of Trustees and TAMIC.

TAMIC is a registered investment adviser that was incorporated in 1978. Its principal offices are located at 242 Trumbull Street, Hartford, Connecticut, and it is an indirect wholly owned subsidiary of Citigroup Inc. TAMIC also acts as an investment adviser or subadviser for:

       o   other investment companies used to fund variable products

       o   individual and pooled pension and profit-sharing accounts

       o domestic insurance companies affiliated with The Travelers Insurance Company (which is affiliated with TAMIC)

       o   nonaffiliated insurance companies

For the year ended December 31, 2004, the Fund paid TAMIC 0.65% of the Fund's average daily net assets.

On January 31, 2005, Citigroup Inc. ("Citigroup") announced that it has reached an agreement with MetLife, Inc. ("MetLife") to sell Citigroup's life insurance and annuity businesses ("Travelers Life & Annuity") to MetLife. As part of this transaction, Travelers Asset Management International Company LLC ("TAMIC"), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of MetLife. TAMIC is the investment adviser to the Federated High Yield Portfolio.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. The transaction is expected to close this summer.

In connection with this transaction, the Trust's Board of Trustees will be asked to approve new investment advisory and administrative services contracts, and, to the extent required by law, variable annuity and variable life contract owners, who beneficially own the shares of the funds, will be asked to approve new investment advisory agreements.

THE SUBADVISER AND PORTFOLIO MANAGERS

The subadviser is Federated Investment Management Company ("Federated"), Federated Investors Tower, Pittsburgh, PA 15222. TAMIC pays a subadvisory fee to Federated. Federated also acts as an investment adviser to another series of the Fund and to other investment companies not affiliated with the Fund, as well as private accounts.

Mark E. Durbaino and Nathan H. Kehm serve as the portfolio managers. Mr. Durbaino has been portfolio manager since 1996 and is a Senior Vice President and a Chartered Financial Analyst. Mr. Durbaino joined Federated in 1982 and has served as a portfolio manager and Vice President. He is a Chartered Financial Analyst. Mr. Kehm became portfolio manager in 2001 and is an Assistant Vice President and Senior Investment Analyst. Mr. Kehm joined Federated in 1997 as an Investment Analyst. Previously, Mr. Kehm was a Relationship Manager, structuring financial transactions with Mellon Bank, N.A. Mr. Kehm is a Charted Financial Analyst.

Additional information about each Portfolio Manager's compensation, other accounts managed by each Portfolio Manager and each Portfolio Manager's ownership of securities in the Fund is contained in the SAI.

                      TRANSFER AGENT AND FUND ADMINISTRATOR

TRANSFER AGENT

Citicorp Trust Bank, fsb, a subsidiary of Citigroup, serves as the Fund's transfer agent ("transfer agent"). The transfer agent has entered into a sub-transfer agency agreement with PFPC Inc. to serve as the Fund's sub-transfer agent and perform certain recordkeeping and accounting services.

RECENT DEVELOPMENTS

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (SEC) has notified Citigroup Asset Management (CAM), the Citigroup business unit that includes the funds' investment manager and other investment advisory companies; Citicorp Trust Bank
(CTB), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor's business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made. As previously disclosed, CAM has already paid the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM's initiation and operation of, and compensation for, the transfer agent business and CAM's retention of, and agreements with, the subcontractor.

Travelers Life & Annuity ("TL&A") and CAM reviewed the adequacy and accuracy of the disclosure provided to the TL&A fund boards at the time the revised transfer agency arrangement was discussed with the boards and concluded that the transfer agency fees paid by the funds that did not have expense caps in effect to CTB for the period from June 1,1999 to August 23, 2004 should be reimbursed with interest to the funds. The reimbursement occurred on November 1, 2004.

Citigroup is cooperating fully in the SEC's investigation and is seeking to resolve the matter in discussions with the SEC Staff. On January 20, 2005, Citigroup stated that it had established an aggregate reserve of $196 million ($25 million in the third quarter of 2004 and $171 million in the fourth quarter of 2004) related to its discussions with the SEC Staff. Settlement negotiations are ongoing and any settlement of this matter with the SEC will require approval by the Citigroup Board and acceptance by the Commission.

Unless and until any settlement is consummated, there can be no assurance that any amount reserved by Citigroup will be distributed. Nor is there at this time any certainty as to how the proceeds of any settlement would be distributed, to whom any such distribution would be made, the methodology by which such distribution would be allocated, and when such distribution would be made.

Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds.

FUND ADMINISTRATOR

The Travelers Insurance Company ("TIC") serves as the Fund's administrator. TIC has entered into a sub-administrative service agreement with Smith Barney Fund Management LLC ("SBFM"), an indirect wholly-owned subsidiary of Citigroup, to perform the Fund's pricing and bookkeeping services.

                      SHAREHOLDER TRANSACTIONS AND PRICING

Fund shares are currently sold only to insurance company separate accounts in connection with the variable annuity and variable life insurance contracts issued by The Companies. The term "shareholder" as used in this prospectus refers to any insurance company separate account that may use Fund shares as a funding option now or in the future. Fund shares are not sold to the general public. Fund shares are sold on a continuing basis without a sales charge at the net asset value next computed after the Fund's custodian receives payment. The separate accounts, to which shares are sold, however, may impose sales and other charges, as described in the appropriate contract prospectus.

The Fund currently issues only one class of shares. All shares participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued for the consideration described in the prospectus, shares are fully paid and nonassessable by the Fund. Shares are redeemable, transferable and freely assignable as collateral. (See your contract prospectus for a discussion of voting rights applicable to purchasers of variable annuity and variable life insurance contracts.)

PRICING OF FUND SHARES

The offering price of Fund shares is the net asset value or NAV of a single share. Normally NAV is computed as of the close of regular trading (generally, 4:00 p.m. Eastern time) each day the New York Stock Exchange ("NYSE") is open. NAV is calculated by adding the value of a Fund's investments, cash and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

The Fund's assets are valued primarily based on market value. For securities traded on an exchange, the market value is determined by the closing sale or official closing price on that exchange. For securities that are not exchange traded, or exchange closing prices are unavailable, the market value is typically determined by third party pricing services using a variety of pricing techniques and methodologies. Additionally, if the pricing services are unable to supply a price, or a price is deemed to be unreliable, the value may be determined based on quotations received from one or more brokers/dealers that make a market in the security. Short-term money market instruments with remaining maturities of sixty days or less are valued using the amortized-cost method. This method approximates market value and minimizes the effect of changes in a security's market value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded; the value is then converted into U.S. dollars from the local currency.

In cases where market prices or quotations are not readily available or are deemed unreliable, or if a significant event has occurred between the time at which a market price is determined and the time at which the Fund's NAV is calculated, an asset may be valued at "fair value" as determined in good faith in accordance with procedures adopted by the Trust's Board of Trustees ("Board"). In particular, the value of foreign securities may be materially affected by events occurring after the close of the market used to determine the securities' value, but before the Fund's NAV is calculated. The Fund uses a fair value model developed by a pricing service to value foreign equity securities on days when there has been more than a certain percentage change in the value of a domestic equity security index. Such percentage may be changed from time to time.

The use of fair value to price securities involves greater reliance on judgment than pricing securities based on readily available market quotations. When the Fund uses fair value to price securities, it may value those securities higher or lower than another fund using market quotations or its own fair value method. Additionally, there can be no assurance that the Fund will be able to obtain the fair value assigned to a security upon the sale of that security.

Foreign markets may be open on days when U.S. markets are closed. Accordingly, the value of foreign securities owned by the Fund could change on days when you cannot purchase or redeem shares of the Fund.

PURCHASES AND REDEMPTIONS

Owners of variable annuity or variable life insurance contracts should follow the purchase and redemption procedures described in your contract prospectus. The following is general information with regard to purchases and redemptions of Fund shares by insurance company separate accounts.

Fund shares are purchased and redeemed at the NAV next determined after the Fund receives a purchase or redemption order. NAVs are adjusted for fractions of a cent. Upon redemption, a shareholder may receive more or less than the amount paid at the time of purchase, depending upon changes in the value of the Fund's investment portfolio between purchase and redemption.

The Fund computes the NAV for purchases and redemptions as of the close of the Exchange on the day that the Fund has received all proper documentation from the shareholder. Redemption proceeds are normally wired or mailed either the same or the next business day, but not more than seven days later.

The Fund retains the right to refuse a purchase order. The Fund may temporarily suspend the redemption rights or postpone payments when the Exchange is closed (other than on weekends and holidays), when trading on the Exchange is restricted, or when permitted by the SEC.

FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and sales of Fund shares resulting from purchase, exchange or withdrawal transactions by certain owners of variable annuity and variable life insurance contracts ("contract owners") may harm other contract owners in various ways. These include: (1) dilution of the interests of long-term contract owners where frequent traders attempt to take advantage of market fluctuations that are not fully reflected in the Fund's NAV; (2) disruption of ordinary portfolio management, such as by necessitating that the Fund maintain a cash level higher than would otherwise be necessary or that the Fund sell securities prematurely or at inopportune times in order to generate cash to meet redemption requests; and (3) increased Fund costs, such as brokerage commissions.

However, the Fund's shares are offered exclusively to separate accounts of the Companies, and the Fund generally has little or no access to the transaction records of individual contract owners whose assets are invested in the separate accounts. Nonetheless, the Trust's Board of Trustees has adopted policies and procedures to discourage market timing while taking these circumstances into account. Specifically, the policies and procedures require that the Fund request written certifications from each Company at least annually specifying that: (1) the Company has instituted policies and procedures reasonably designed to detect and deter the use of the separate accounts for frequent trading; (2) the Company's policies and procedures address the level of trading that will be considered excessive and the Company monitors contract owner transactions to identify excessive trading; and (3) the Company applies such procedures uniformly.

The applicable variable annuity or variable life insurance contract prospectus contains a more detailed description of the Companies' policies and procedures with respect to frequent trading. There is significant risk that the policies and procedures of the Fund and the Companies will prove ineffective and that excessive trading in Fund shares will occur. The Fund may alter its policies and procedures at any time without prior notice to shareholders or contract owners.

                 TAX CONSEQUENCES OF DIVIDENDS AND DISTRIBUTIONS

Capital gains and dividends are reinvested in additional Fund shares, without a sales charge. The Fund expects that Fund shares will be held under a variable annuity or variable life insurance contract. Under current tax law, distributions that are left to accumulate in the variable annuity or life insurance contract are not subject to federal income tax until they are withdrawn from the contract. Contract purchasers should review the accompanying contract prospectus for a discussion of the tax treatment applicable to variable annuity or variable life insurance contracts.

The Fund intends to make distributions of income and capital gains in order to qualify each year as a regulated company under Subchapter M of the Internal Revenue Code. Further, the Fund intends to meet certain diversification requirements applicable to mutual funds underlying variable insurance products.

                              FINANCIAL HIGHLIGHTS
                         FEDERATED HIGH YIELD PORTFOLIO

The financial highlights table provides information to help you understand the Fund's financial performance for the past 5 years. Certain information presents financial results for a single Fund share. The total returns in the table represent the rate that a Fund investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The expenses reflected in the table do not reflect any expenses associated with variable contracts such as administrative fees, account charges and surrender charges. If those expenses were included, the expenses shown in the table would be higher and the total returns would be lower. The information was audited by KPMG LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report to shareholders, which is available upon request.

                                                                         YEARS ENDED DECEMBER 31,
                                                  ------------------------------------------------------------------------
                                                      2004             2003(1)       2002(1)       2001(1)        2000
                                                  --------------   ---------------- -----------  ------------  -----------
NET ASSET VALUE, BEGINNING OF YEAR.............                              $7.37       $8.55         $9.50       $11.44
INCOME (LOSS) FROM OPERATIONS:
   Net investment income (2)...................                               0.65        0.74          0.97         1.25
   Net realized and unrealized
     gain (loss) (2)...........................                               1.00       (0.46)        (0.77)       (2.11)
                                                  --------------   ---------------- -----------  ------------  -----------
Total Income (Loss) From Operations............                               1.65        0.28          0.20        (0.86)
                                                  --------------   ---------------- -----------  ------------  -----------
LESS DISTRIBUTIONS FROM:
   Net investment income.......................                             (0.61)       (1.46)        (1.15)       (1.08)
   Net realized gains..........................                                --           --            --           --
                                                  --------------   ---------------- -----------  ------------  -----------
Total Distributions............................                             (0.61)       (1.46)        (1.15)       (1.08)
                                                  --------------   ---------------- -----------  ------------  -----------
NET ASSET VALUE, END OF YEAR...................                              $8.41       $7.37         $8.55        $9.50
TOTAL RETURN (3)...............................                             22.39%        3.72%         1.94%       (8.15)%
NET ASSETS, END OF YEAR (000'S)................                            $75,796     $47,797       $39,522   $  38,736
RATIOS TO AVERAGE NET ASSETS
   Expenses (4)................................                              0.90%        0.89%         0.89%        0.88%
   Net investment income (2)...................                               7.93        9.09         10.45        10.61
PORTFOLIO TURNOVER RATE........................                                 57%        58%            44%          19%

--------------
(1) Per share amounts have been calculated using the monthly average shares method.

(2) Effective January 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended December 31, 2001, those amounts would have been $0.98%, $0.78 and 10.51% for net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets, respectively. Per share information, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(3) Total returns do not reflect expenses associated with your variable contract such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.

(4) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.95%.


*    Amount represents less than $0.01 per share.

                                    APPENDIX
                         Federated High Yield Portfolio

The Fund invests in various instruments subject to its investment policy. The following techniques and practices are all available to the Fund, and are described together with their risks in the SAI.

Affiliated Bank Transactions
American Depositary Receipts
Asset-Backed Mortgage Securities
Bankers' Acceptances
Buying Put and Call Options
Certificates of Deposit
Commercial Paper
Convertible Securities
Corporate Asset-Backed Securities
Debt Securities
Emerging Market Securities
Equity Securities
Floating & Variable Rate Instruments
Foreign Securities
High-Yield, High-Risk Bonds
Illiquid Securities
Investment Company Securities
Investment in Unseasoned Companies
Lending Portfolio Securities
Letters of Credit
Loan Participations
Other Direct Indebtedness
Real Estate-Related Instruments
Repurchase Agreements
Reverse Repurchase Agreements
Short Sales "Against the Box"
Short-Term Money Market Instruments
Swap Agreements
Temporary Bank Borrowing
U.S. Government Securities
Variable Amount Master Demand Notes
When-Issued & Delayed Delivery Securities
Writing Covered Call Options

                         FEDERATED HIGH YIELD PORTFOLIO

Investors who want more information about the Fund can obtain the SAI that provides more detailed information on a number of topics and is made a part of this prospectus. Additional information about the Fund's investments is available in its annual and semi-annual reports to shareholders. The Fund's annual report provides a discussion of the market conditions and investment strategies that particularly affected the Fund's performance over the past fiscal year. These documents are free of charge. To obtain a copy, or ask other questions about the Fund, do one of the following:

--------------------------------------------------------------------------------
                             CALL -- 1-800-842-9368
--------------------------------------------------------------------------------
    WRITE--TRAVELERS LIFE & ANNUITY, P.O. BOX 990009,HARTFORD, CT 06199-0009
--------------------------------------------------------------------------------
      ACCESS THE EDGAR DATABASE ON THE SEC'S WEBSITE -- HTTP://WWW.SEC.GOV
--------------------------------------------------------------------------------

Investors may also review or copy the above referenced documents at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the reference room may be obtained by calling the SEC at 1-202-942-8090. These documents may also be obtained, for a duplicating fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102, or by sending an e-mail request to publicinfo@sec.gov. The Fund's SAI and shareholder reports are not available on a website because the Fund does not currently maintain a consumer website as Fund shares are only offered to separate accounts of the insurance companies listed on the cover.



 (1940 Act # 811-6465)








L-19957                                                                 May 2005

                           THE TRAVELERS SERIES TRUST:
                            FEDERATED STOCK PORTFOLIO

                      GOAL -- GROWTH OF INCOME AND CAPITAL







Fund shares are offered only to separate accounts of The Travelers Insurance Company, The Travelers Life and Annuity Company or to separate accounts of affiliated companies (together, "The Companies"). The Fund serves as a funding option for certain variable annuity and variable life insurance contracts issued by The Companies.




                                  ONE CITYPLACE
                           HARTFORD, CONNECTICUT 06103
                            TELEPHONE 1-800-842-9368

                                   PROSPECTUS

                                  May [ ], 2005




TABLE OF CONTENTS

Goals and Investments ......................................................   1
Fund Performance ...........................................................   2
Fees and Expenses ..........................................................   2
Investment Objectives, Strategies, and Related Risks .......................   3
Management .................................................................   5
   Investment Adviser ......................................................   5
   The Subadviser and Portfolio Managers ...................................   5
   Transfer Agent and Fund Administrator ...................................   6
Legal Proceedings ..........................................................   6
Shareholder Transactions and Pricing .......................................   7
Tax Consequences of Dividends and
   Distributions ...........................................................   8
 Financial Highlights ......................................................   9
Appendix ................................................................... A-1


--------------------------------------------------------------------------------

 THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED THE FUND'S SHARES AS AN INVESTMENT AND HAS NOT DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS AGAINST THE LAW FOR ANYONE TO TELL YOU OTHERWISE. AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

--------------------------------------------------------------------------------

                            FEDERATED STOCK PORTFOLIO
                              Goals and Investments




FUND'S OBJECTIVE:           Growth of income and capital


KEY INVESTMENTS:            Equity securities of high
                            quality companies



-----------------------------------------------------------
   INVESTMENT ADVISER:      Travelers Asset
                            Management International
                            Company LLC ("TAMIC")

   SUBADVISER:              Federated Equity
                            Management Company of
                            Pennsylvania

   PORTFOLIO MANAGERS:      Kevin McCloskey
                            John Nichol
                            William C. Dierker
-----------------------------------------------------------


SELECTION PROCESS: The Fund normally invests at least 80% of its assets in equity securities ("80% investment policy"). The subadviser selects companies on the basis of traditional research techniques, including an analysis of the company's position in its industry, management qualities and characteristics, and resources to finance growth. The Fund may invest in foreign and emerging markets debt securities. Specific stocks are selected for the following qualities:

        o   assessment of earnings

        o   dividend growth prospects

        o   assessment of the risk and volatility of the company's industry

        o   superior product position

        o   strong market shares

        o companies that are typically leaders in their industries with regard to revenues

PRINCIPAL RISKS: The Fund is most subject to equities risk, where market values may change abruptly, sometimes unpredictably, and foreign and emerging markets securities risks, where market values may be impacted by limited trading, currency exchange, political or economic instability, or other factors. For more information on the Fund's investments and related risks, please see "Investments and Practices," the Appendix to this prospectus and the SAI.

                                FUND PERFORMANCE

The chart and table below show how an investment in the Fund has varied over time. The returns shown assume that any dividends and distributions have been reinvested in the Fund. The returns are not reduced to reflect any variable insurance contract charges or fees that may be assessed by The Companies. The table compares the Fund's performance with the S&P Barra Value Index. The Index is unmanaged and therefore does not incur the same management and trading expenses as the Fund does. An investor cannot invest directly in an index. Past performance can give some indication of the Fund's risk, but does not guarantee future performance.


          YEAR-BY-YEAR % TOTAL RETURNS AS OF 12/31

          [The data below represent a bar chart in the printed report.]


       33.41    17.84     5.34     3.77     1.67    -19.32   27.61
--------------------------------------------------------------------------------
        '97      '98      '99      '00      '01      '02      '03      '04


---------------------------------------------------------------

   Best Quarter:                                         %
   Worst Quarter:                                        %

---------------------------------------------------------------

---------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2004
                                     Life of
                           1 Year      Fund*       5 Year
                         ----------- ---------- --------------
   Federated Stock
   Portfolio

   S&P Barra Value

   * The Fund commenced operations on August 30, 1996.
---------------------------------------------------------------


                                FEES AND EXPENSES

The fees and expenses in the tables below are what you may pay if you buy and hold shares of the Fund, and are based on the Fund's latest fiscal year. These fees and expenses do not reflect any of the fees that may be assessed under the variable contract for which this Fund is an investment option. If such fees were included, your costs would be higher. You should consult your contract prospectus or disclosure document for information on contract fees.


         -------------------------------------------------------------
         SHAREHOLDER FEES
         (PAID DIRECTLY FROM YOUR INVESTMENT).........       N/A
         -------------------------------------------------------------
         ANNUAL FUND OPERATING EXPENSES
         (EXPENSES DEDUCTED FROM FUND ASSETS)
         -------------------------------------------------------------
         Management Fees..............................     0.625%
         Distribution and Service (12b-1) Fees........      None
         Other Expenses*..............................          %
                                                         -------------
         Total Annual Fund Operating Expenses**.......          %

--------------

* Other Expenses include a 0.06% administrative services fee the Fund pays to The Travelers Insurance Company ("TIC").

** TIC has an Expense Cap Agreement with the Fund to limit Total Annual Fund Operating Expenses to 0.95%. TIC may terminate the agreement with 60 days notice. As Total Annual Fund Operating Expenses are under that cap, no reimbursements are currently expected.

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, the investment has a 5% return each year and the Fund's operating expenses remain the same.

              1            3             5                10
            YEAR         YEARS         YEARS            YEARS
          ----------   ----------    ----------    -----------------

               INVESTMENT OBJECTIVE, STRATEGIES AND RELATED RISKS

The Fund invests in various investments and other instruments subject to its investment policy, as described on page 1 of this prospectus, and in the SAI. The SAI also includes a description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities. The Fund may invest in various other types of securities and engage in other investment techniques and strategies that are not the principal focus of the Fund, including investing in American Depositary Receipts (ADRs), which represent interests in underlying securities issued by a foreign company. Listed below is more information on the Fund's investments, its practices, and related risks. For a complete list of all investments available to the Fund, please refer to the Appendix of this prospectus. For a free copy of the SAI, see the back cover of this prospectus. The Fund does not guarantee that it will reach its investment objective, and an investment in the Fund may lose money. When you sell your shares they may worth more or less than what you paid for them.

INVESTMENT OBJECTIVE              The Fund's investment objective is not
                                  fundamental, and its objective and investment policies may be changed by the Trust's Board of Trustees ("Board") without approval of shareholders or holders of variable annuity and variable life insurance contracts. A change in a Fund's investment objective or policies may result in the Fund having a different investment objective or policies from those that a policy owner selected as appropriate at the time of investment.

80% INVESTMENT POLICY             The Fund will notify shareholders at least 60
                                  days' prior to changing its 80% investment policy.

EQUITIES Equity securities include common and preferred stock, warrants, rights, depositary receipts and shares, trust certificates, and real estate instruments.

                                  Equities are subject to market risk. Many factors affect the stock market prices and dividend payouts of equity investments. These factors include general business conditions, investor confidence in the economy, and current conditions in a particular industry or company. Each company determines whether or not to pay dividends on common stock. Equity securities are subject to financial risks relating to the issuer's earning stability and overall financial soundness. Smaller and emerging growth companies are particularly sensitive to these factors.

FIXED-INCOME INVESTMENTS          Fixed-income securities include U.S.
                                  Government obligations, certificates of
                                  deposit, and short-term money market
                                  instruments. Fixed-income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

                                  The value of debt securities varies inversely with interest rates. This means generally that the value of these investments increases as interest rates fall and decreases as interest rates rise. Yields from short-term securities normally may be lower than yields from longer-term securities. A bond's price is affected by the credit quality of its issuer. An issuer may not always make payments on a fixed income security. Some fixed income securities, such as mortgage-backed securities are subject to prepayment risk, which occurs when an issuer can prepay the principal owed on a security before its maturity.

                                  If a security is issues by an agency,
                                  instrumentality or government-sponsored
                                  enterprise and not guaranteed by the U.S.
                                  Government, there is no assurance that the U.S. Government will support the credit of that security.

FOREIGN SECURITIES INVESTMENTS    An investment in foreign securities involves
                                  risk in addition to those of U.S. securities, including possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. The Fund also bears "information" risk associated with the different accounting, auditing, and financial reporting standards in many foreign countries. If a Fund invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets. Foreign securities may be less liquid than U.S. securities.

EMERGING MARKET INVESTMENTS       Emerging markets offer the potential of
                                  significant gains but also involve greater risks than investing in more developed countries. Political or economic instability, lack of market liquidity and government actions, such as currency controls or seizure of private business or property may be more likely in emerging markets.

DERIVATIVES AND HEDGING           Derivative contracts, such as futures and
TECHNIQUES                        options on securities, may be used for any of
                                  the following purposes:

                                  o   To hedge against the economic impact of
                                      adverse changes in the market value of its securities, due to changes in stock market prices, currency exchange rates or interest rates

                                  o   As a substitute for buying or selling
                                      securities

                                  o   To enhance return

                                  o Forward foreign currency contracts may be used to hedge against foreign currency exposure

                                  Even a small investment in derivative
                                  contracts can have a big impact on a Fund's stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain when stock prices, currency rates or interest rates are changing. For a more complete description of derivative and hedging techniques and their associated risks, please refer to the SAI.

OTHER RISK FACTORS

SELECTION RISK                    Fund investors are subject to selection risk
                                  in that a strategy used, or stock selected, may fail to have the desired effect.
                                  Specifically, stocks believed to show
                                  potential for capital growth may not achieve that growth. Strategies or instruments used to hedge against a possible risk or loss may fail to protect against the particular risk or loss.

TEMPORARY DEFENSIVE POSITION      The Fund may depart from principal investment
                                  strategies in response to adverse market, economic or political conditions by taking a temporary defensive position by investing all or a substantial part of its assets in debt securities including lower-risk debt securities, and money market instruments. If a Fund takes a temporary defensive position, it may be unable to achieve its investment goal.

                                   MANAGEMENT

INVESTMENT ADVISER

TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY LLC ("TAMIC") provides investment advice and, in general, supervises the management and investment program for the Fund. TAMIC employs a subadviser to manage the Fund's daily investment operations, subject to the supervision of the Board of Trustees and TAMIC.

TAMIC is a registered investment adviser that was incorporated in 1978. Its principal offices are located at 242 Trumbull Street, Hartford, Connecticut, and it is an indirect wholly owned subsidiary of Citigroup Inc. TAMIC also acts as an investment adviser or subadviser for:

        o   other investment companies used to fund variable products

        o   individual and pooled pension and profit-sharing accounts

        o domestic insurance companies affiliated with The Travelers Insurance Company (which is affiliated with TAMIC)

        o   nonaffiliated insurance companies

For the year ended December 31, 2004, the Fund paid TAMIC 0.625% of the Fund's average daily net assets.

On January 31, 2005, Citigroup Inc. ("Citigroup") announced that it has reached an agreement with MetLife, Inc. ("MetLife") to sell Citigroup's life insurance and annuity businesses ("Travelers Life & Annuity") to MetLife. As part of this transaction, Travelers Asset Management International Company LLC ("TAMIC"), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of MetLife. TAMIC is the investment adviser to the Federated Stock Portfolio.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. The transaction is expected to close this summer.

In connection with this transaction, the Trust's Board of Trustees will be asked to approve new investment advisory and administrative services contracts, and, to the extent required by law, variable annuity and variable life contract owners, who beneficially own the shares of the funds, will be asked to approve new investment advisory agreements.

THE SUBADVISER AND PORTFOLIO MANAGERS

The subadviser is Federated Equity Management Company of Pennsylvania ("Federated"), Federated Investors Tower, Pittsburgh, PA 15222. Federated also acts as an investment adviser to another Fund in the Trust and other investment companies not affiliated with the Fund, as well as private accounts. TAMIC pays a subadvisory fee to Federated. Kevin McCloskey, John Nichol and William C. Dierker serve as the Fund's Portfolio Managers.

Mr. McCloskey, Senior Portfolio Manager/Vice President has been the Fund's Portfolio Manager since 1999. Mr. McCloskey is a Chartered Financial Analyst and before joining Federated in 1999 served as a portfolio manager and investment analyst at Killian Asset Management Corporation.

Mr. Nichol, Senior Portfolio Manager/Vice President has served as the Fund's Portfolio Manager since 2003. Mr. Nichol joined Federated in 2000 as a Senior Investment Analyst and has served as a Portfolio Manager since 2000. From 1992 to 2000, Mr. Nichol served as a portfolio manager and analyst for the Public Employees Retirement System of Ohio. Mr. Nichol is a Chartered Financial Analyst.

Mr. Dierker, Senior Portfolio Manager/Senior Vice President began serving as the Fund's Portfolio Manager in May 2005. Prior to joining Federated in 2004, Mr. Dierker was a senior portfolio manager and managing director of the value equity team at Banc One Investments Advisers from April 2003 through September 2004 and he served in various investment capacities with Nationwide Insurance Enterprise from 1998 to April 2003. Mr. Dierker is a Chartered Financial Analyst.

Additional information about each Portfolio Manager's compensation, other accounts managed by each Portfolio Manager and each Portfolio Manager's ownership of securities in the Fund is contained in the SAI.

                      TRANSFER AGENT AND FUND ADMINISTRATOR

TRANSFER AGENT

Citicorp Trust Bank, fsb, a subsidiary of Citigroup, serves as the Fund's transfer agent ("transfer agent"). The transfer agent has entered into a sub-transfer agency agreement with PFPC Inc. to serve as the Fund's sub-transfer agent and perform certain recordkeeping and accounting services.

RECENT DEVELOPMENTS

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (SEC) has notified Citigroup Asset Management (CAM), the Citigroup business unit that includes the funds' investment manager and other investment advisory companies; Citicorp Trust Bank
(CTB), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor's business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made. As previously disclosed, CAM has already paid the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM's initiation and operation of, and compensation for, the transfer agent business and CAM's retention of, and agreements with, the subcontractor.

Travelers Life & Annuity ("TL&A") and CAM reviewed the adequacy and accuracy of the disclosure provided to the TL&A fund boards at the time the revised transfer agency arrangement was discussed with the boards and concluded that the transfer agency fees paid by the funds that did not have expense caps in effect to CTB for the period from June 1,1999 to August 23, 2004 should be reimbursed with interest to the funds. The reimbursement occurred on November 1, 2004.

Citigroup is cooperating fully in the SEC's investigation and is seeking to resolve the matter in discussions with the SEC Staff. On January 20, 2005, Citigroup stated that it had established an aggregate reserve of $196 million ($25 million in the third quarter of 2004 and $171 million in the fourth quarter of 2004) related to its discussions with the SEC Staff. Settlement negotiations are ongoing and any settlement of this matter with the SEC will require approval by the Citigroup Board and acceptance by the Commission.

Unless and until any settlement is consummated, there can be no assurance that any amount reserved by Citigroup will be distributed. Nor is there at this time any certainty as to how the proceeds of any settlement would be distributed, to whom any such distribution would be made, the methodology by which such distribution would be allocated, and when such distribution would be made.

Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds.

FUND ADMINISTRATOR

The Travelers Insurance Company ("TIC") serves as the Fund's administrator. TIC has entered into a sub-administrative service agreement with Smith Barney Fund Management LLC ("SBFM"), an indirect wholly-owed subsidiary of Citigroup, to perform the Fund's pricing and bookkeeping services.

                      SHAREHOLDER TRANSACTIONS AND PRICING

Fund shares are currently sold only to insurance company separate accounts in connection with the variable annuity and variable life insurance contracts issued by The Companies. The term "shareholder" as used in this prospectus refers to any insurance company separate account that may use Fund shares as a funding option now or in the future. Fund shares are not sold to the general public. Fund shares are sold on a continuing basis without a sales charge at the net asset value next computed after the Fund's custodian receives payment. The separate accounts, to which shares are sold, however, may impose sales and other charges, as described in the appropriate contract prospectus.

The Fund currently issues only one class of shares. All shares participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued for the consideration described in the prospectus, shares are fully paid and nonassessable by the Fund. Shares are redeemable, transferable and freely assignable as collateral. (See your contract prospectus for a discussion of voting rights applicable to purchasers of variable annuity and variable life insurance contracts.)

PRICING OF FUND SHARES

The offering price of Fund shares is the net asset value or NAV of a single share. Normally NAV is computed as of the close of regular trading (generally, 4:00 p.m. Eastern time) each day the New York Stock Exchange ("NYSE") is open. NAV is calculated by adding the value of a Fund's investments, cash and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

The Fund's assets are valued primarily based on market value. For securities traded on an exchange, the market value is determined by the closing sale or official closing price on that exchange. For securities that are not exchange traded, or exchange closing prices are unavailable, the market value is typically determined by third party pricing services using a variety of pricing techniques and methodologies. Additionally, if the pricing services are unable to supply a price, or a price is deemed to be unreliable, the value may be determined based on quotations received from one or more brokers/dealers that make a market in the security. Short-term money market instruments with remaining maturities of sixty days or less are valued using the amortized-cost method. This method approximates market value and minimizes the effect of changes in a security's market value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded; the value is then converted into U.S. dollars from the local currency.

In cases where market prices or quotations are not readily available or are deemed unreliable, or if a significant event has occurred between the time at which a market price is determined and the time at which the Fund's NAV is calculated, an asset may be valued at "fair value" as determined in good faith in accordance with procedures adopted by the Trust's Board of Trustees ("Board"). In particular, the value of foreign securities may be materially affected by events occurring after the close of the market used to determine the securities' value, but before the Fund's NAV is calculated. The Fund uses a fair value model developed by a pricing service to value foreign equity securities on days when there has been more than a certain percentage change in the value of a domestic equity security index. Such percentage may be changed from time to time.

The use of fair value to price securities involves greater reliance on judgment than pricing securities based on readily available market quotations. When the Fund uses fair value to price securities, it may value those securities higher or lower than another fund using market quotations or its own fair value method. Additionally, there can be no assurance that the Fund will be able to obtain the fair value assigned to a security upon the sale of that security.

Foreign markets may be open on days when U.S. markets are closed. Accordingly, the value of foreign securities owned by the Fund could change on days when you cannot purchase or redeem shares of the Fund.

PURCHASES AND REDEMPTIONS

Owners of variable annuity or variable life insurance contracts should follow the purchase and redemption procedures described in your contract prospectus. The following is general information with regard to purchases and redemptions of Fund shares by insurance company separate accounts.

Fund shares are purchased and redeemed at the NAV next determined after the Fund receives a purchase or redemption order. NAVs are adjusted for fractions of a cent. Upon redemption, a shareholder may receive more or less than the amount paid at the time of purchase, depending upon changes in the value of the Fund's investment portfolio between purchase and redemption.

The Fund computes the NAV for purchases and redemptions as of the close of the Exchange on the day that the Fund has received all proper documentation from the shareholder. Redemption proceeds are normally wired or mailed either the same or the next business day, but not more than seven days later.

The Fund retains the right to refuse a purchase order. The Fund may temporarily suspend the redemption rights or postpone payments when the Exchange is closed (other than on weekends and holidays), when trading on the Exchange is restricted, or when permitted by the SEC.


FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and sales of Fund shares resulting from purchase, exchange or withdrawal transactions by certain owners of variable annuity and variable life insurance contracts ("contract owners") may harm other contract owners in various ways. These include: (1) dilution of the interests of long-term contract owners where frequent traders attempt to take advantage of market fluctuations that are not fully reflected in the Fund's NAV; (2) disruption of ordinary portfolio management, such as by necessitating that the Fund maintain a cash level higher than would otherwise be necessary or that the Fund sell securities prematurely or at inopportune times in order to generate cash to meet redemption requests; and (3) increased Fund costs, such as brokerage commissions.

However, the Fund's shares are offered exclusively to separate accounts of the Companies, and the Fund generally has little or no access to the transaction records of individual contract owners whose assets are invested in the separate accounts. Nonetheless, the Trust's Board of Trustees has adopted policies and procedures to discourage market timing while taking these circumstances into account. Specifically, the policies and procedures require that the Fund request written certifications from each Company at least annually specifying that: (1) the Company has instituted policies and procedures reasonably designed to detect and deter the use of the separate accounts for frequent trading; (2) the Company's policies and procedures address the level of trading that will be considered excessive and the Company monitors contract owner transactions to identify excessive trading; and (3) the Company applies such procedures uniformly.

The applicable variable annuity or variable life insurance contract prospectus contains a more detailed description of the Companies' policies and procedures with respect to frequent trading. There is significant risk that the policies and procedures of the Fund and the Companies will prove ineffective and that excessive trading in Fund shares will occur. The Fund may alter its policies and procedures at any time without prior notice to shareholders or contract owners.

                 TAX CONSEQUENCES OF DIVIDENDS AND DISTRIBUTIONS

Capital gains and dividends are reinvested in additional Fund shares, without a sales charge. The Fund expects that Fund shares will be held under a variable annuity or variable life insurance contract. Under current tax law, distributions that are left to accumulate in the variable annuity or life insurance contract are not subject to federal income tax until they are withdrawn from the contract. Contract purchasers should review the accompanying contract prospectus for a discussion of the tax treatment applicable to variable annuity or variable life insurance contracts.

The Fund intends to make distributions of income and capital gains in order to qualify each year as a regulated company under Subchapter M of the Internal Revenue Code. Further, the Fund intends to meet certain diversification requirements applicable to mutual funds underlying variable insurance products.

                              FINANCIAL HIGHLIGHTS
                            FEDERATED STOCK PORTFOLIO

The financial highlights table provides information to help you understand the Fund's financial performance for the past 5 years. Certain information presents financial results for a single Fund share. The total returns in the table represent the rate that a Fund investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The expenses reflected in the table do not reflect any expenses associated with variable contracts such as administrative fees, account charges and surrender charges. If those expenses were included, the expenses shown in the table would be higher and the total returns would be lower. The information was audited by KPMG LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report to shareholders, which is available upon request.

                                                                         YEARS ENDED DECEMBER 31,
                                                 --------------------------------------------------------------------------
                                                      2004             2003(1)         2002(1)      2001(1)        2000
                                                 ----------------   --------------   ------------  -----------  -----------
NET ASSET VALUE, BEGINNING OF YEAR............                             $12.06         $15.40       $15.99       $16.34
INCOME FROM OPERATIONS:
   Net investment income......................                               0.20           0.16         0.16         0.21
   Net realized and unrealized gain...........                               3.13          (3.13)        0.11         0.33
                                                 ----------------   --------------   ------------  -----------  -----------
Total Income (Loss) From Operations...........                               3.33          (2.97)        0.27         0.54
                                                 ----------------   --------------   ------------  -----------  -----------
LESS DISTRIBUTIONS FROM:
   Net investment income......................                              (0.20)         (0.37)       (0.20)       (0.18)
   Net realized gains.........................                                 --             --        (0.66)       (0.71)
                                                 ----------------   --------------   ------------  -----------  -----------
Total Distributions...........................                              (0.20)         (0.37)       (0.86)       (0.89)
                                                 ----------------   --------------   ------------  -----------  -----------
NET ASSET VALUE, END OF YEAR..................                             $15.19         $12.06       $15.40       $15.99
TOTAL RETURN(2)...............................                              27.61%        (19.32)%       1.67%        3.77%
Net Assets, End of Year (000's)...............                            $31,803        $27,050      $44,244      $44,813
RATIOS TO AVERAGE NET ASSETS
   Expenses (3)...............................                               0.91%          0.84%        0.81%        0.82%
   Net investment income......................                               1.50           1.14         0.99         1.23

 PORTFOLIO TURNOVER RATE......................                                 41%            13%          14%          24%

--------------
(1) Per share amounts have been calculated using the monthly average shares method.

(2) Total returns do not reflect expenses associated with your variable contract such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.

(3) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.95%.

                                    APPENDIX
                            Federated Stock Portfolio

The Fund invests in various instruments subject to its investment policy. The following techniques and practices are all available to the Fund, and are described together with their risks in the SAI.

INVESTMENT TECHNIQUE
--------------------
American Depositary Receipts
Asset-Backed Mortgage Securities
Bankers' Acceptances
Buying Put and Call Options
Certificates of Deposit
Commercial Paper
Convertible Securities
Corporate Asset-Backed Securities
Debt Securities
Emerging Market Securities
Equity Securities
Floating & Variable Rate Instruments
Foreign Securities
Futures Contracts
High-Yield, High-Risk Bonds
Illiquid Securities
Index Futures Contracts
Investment Company Securities
Investment in Unseasoned Companies
Lending Portfolio Securities
Letters of Credit
Loan Participations
Options on Index Futures Contracts
Options on Stock Indices
Other Direct Indebtedness
Real Estate-Related Instruments
Repurchase Agreements
Reverse Repurchase Agreements
Short Sales "Against the Box"
Short-Term Money Market Instruments
Temporary Bank Borrowing
U.S. Government Securities
Variable Amount Master Demand Notes
When-Issued & Delayed Delivery Securities
Writing Covered Call Options

                              FEDERATED STOCK FUND

Investors who want more information about the Fund can obtain the SAI that provides more detailed information on a number of topics and is made a part of this prospectus. Additional information about the Fund's investments is available in its annual and semi-annual reports to shareholders. The Fund's annual report provides a discussion of the market conditions and investment strategies that particularly affected the Fund's performance over the past fiscal year. These documents are free of charge. To obtain a copy, or ask other questions about the Fund, do one of the following:

--------------------------------------------------------------------------------
                             CALL -- 1-800-842-9368
--------------------------------------------------------------------------------
    WRITE--TRAVELERS LIFE & ANNUITY, P.O. BOX 990009,HARTFORD, CT 06199-0009
--------------------------------------------------------------------------------
      ACCESS THE EDGAR DATABASE ON THE SEC'S WEBSITE -- http://www.sec.gov
--------------------------------------------------------------------------------

Investors may also review or copy the above referenced documents at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the reference room may be obtained by calling the SEC at 1-202-942-8090. These documents may also be obtained, for a duplicating fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102, or by sending an e-mail request to publicinfo@sec.gov.

The Fund's SAI and shareholder reports are not available on a website because the Fund does not currently maintain a consumer website as Fund shares are only offered to separate accounts of the insurance companies listed on the cover.


(1940 Act # 811-6465)
































L-19958                                                                 May 2005

                           THE TRAVELES SERIES TRUST:
                               LARGE CAP PORTFOLIO

                       GOAL -- LONG-TERM GROWTH OF CAPITAL







Fund shares are offered only to separate accounts of The Travelers Insurance Company, The Travelers Life and Annuity Company or to separate accounts of affiliated companies (together, "The Companies"). The Fund serves as a funding option for certain variable annuity and variable life insurance contracts issued by The Companies.




                                  ONE CITYPLACE
                           HARTFORD, CONNECTICUT 06103
                            TELEPHONE 1-800-842-9368

                                   PROSPECTUS

                                  May [ ], 2005




TABLE OF CONTENTS

Goals and Investments ......................................................   1
Fund Performance ...........................................................   2
Fees and Expenses ..........................................................   2
Investment Objectives, Strategies, and
   Related Risks ...........................................................   3
Management .................................................................   5
   Investment Adviser ......................................................   5
   The Subadviser and Portfolio Manager ....................................   5
   Transfer Agent and Fund Administrator ...................................   6
Shareholder Transactions and Pricing .......................................   6
Tax Consequences of Dividends and
   Distributions ...........................................................   7
 Financial Highlights ......................................................   8
Appendix ................................................................... A-1

 -------------------------------------------------------------------------------

 THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED THE FUND'S SHARES AS AN INVESTMENT AND HAS NOT DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS AGAINST THE LAW FOR ANYONE TO TELL YOU OTHERWISE. AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.
 -------------------------------------------------------------------------------

                               LARGE CAP PORTFOLIO
                              Goals and Investments




FUND'S OBJECTIVE:      Long-term growth of capital


KEY INVESTMENTS:       Securities (primarily common stocks)
                       of companies with large market
                       capitalizations


 -----------------------------------------------------------
    INVESTMENT ADVISER:      Travelers Asset Management
                             International Company LLC
                             ("TAMIC")

    SUBADVISER:              Fidelity Management &
                             Research Company ("FMR")


    PORTFOLIO MANAGER:       Karen Firestone
 -----------------------------------------------------------

SELECTION PROCESS: The subadviser normally invests at least 80% of the Fund's assets in the securities of companies with large market capitalizations ("80% investment policy"). The subadviser normally invests the Fund's assets primarily in common stocks. Although a universal definition of large market capitalization companies does not exist, for purposes of this Fund, the subadviser generally defines large market capitalization companies as those whose market capitalization is similar to the market capitalization of companies in the Standard & Poor's 500 Index ("S&P 500") or the Russell 1000 Index. A company's market capitalization may be based on its current market capitalization or its market capitalization at the time of the Fund's investment. Companies whose market capitalization falls below this level after purchase continue to be considered to have a large market capitalization for purposes of the 80% investment policy. The size of companies in each index changes with market conditions and the composition of each index. The subadviser may invest the Fund's assets in securities of foreign issuers in addition to securities of domestic issuers. The subadviser is not constrained by any particular investment style. At any given time, the subadviser may tend to buy "growth" stocks or "value" stocks, or a combination of both types. In buying and selling securities for the Fund, the subadviser relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

PRINCIPAL RISKS: The Fund is most subject to equities risk, where market values may change abruptly, sometimes unpredictably, and foreign and emerging markets securities risks, where market values may be impacted by limited trading, currency exchange, political or economic instability, or other factors. For more information on the Fund's investments and related risks, please see "Investments and Practices," the Appendix to this prospectus and the SAI.

                                FUND PERFORMANCE

 The chart and table below show how an investment in the Fund has varied over time. The returns shown assume that any dividends and distributions have been reinvested in the Fund. The returns are not reduced to reflect any variable contract charges or fees that may be assessed by The Companies. The table compares the Fund's performance with the S&P 500. The Index is unmanaged and therefore does not incur the management and trading expenses that the Fund does. An investor cannot invest directly in an index. Past performance can give some indication of the Fund's risk, but does not guarantee future results.


                    YEAR-BY-YEAR % TOTAL RETURNS AS OF 12/31


            [The Data Below Represents a Chart in the Printed Piece]

     23.41    35.65     29.24   -14.48    -17.33   -22.79   24.67
     --------------------------------------------------------------------
      '97      '98      '99      '00       '01      '02      '03      '04


---------------------------------------------------------------

   Best Quarter:                                         %
   Worst Quarter:                                        %

---------------------------------------------------------------

---------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2004
                                                    LIFE OF
                             1 YEAR     5 YEAR       FUND*
                           ----------- ---------- ------------
   Large Cap
   S&P 500

   * The fund commenced operations on August 30, 1996.
---------------------------------------------------------------



                                FEES AND EXPENSES

The fees and expenses in the tables below are what you may pay if you buy and hold shares of the Fund, and are based on the Fund's latest fiscal year. These fees and expenses do not reflect any of the fees that may be assessed under the variable contract for which this Fund is an investment option. If such fees were included, your costs would be higher. You should consult your contract prospectus or disclosure document for information on contract fees.


       --------------------------------------------------------------
       SHAREHOLDER FEES                                      N/A
       (paid directly from your investment)
       --------------------------------------------------------------
       ANNUAL FUND OPERATING EXPENSES
       (expenses deducted from Fund assets)*
       --------------------------------------------------------------
       Management Fees*                                     0.75%
       Distribution and Service (12b-1) Fees                None
       Other Expenses**..                                       %
                                                       --------------
                                                       --------------
       Total Annual Fund Operating Expenses***                  %*

* Effective September 1, 2004, the Fund has a fee schedule that reduces the management fee payable on assets in excess of $250 million as follows:
     0.75% on assets up to $250 million, 0.70% on assets in excess of $250 million and up to and including $750 million and 0.65% on assets over $750 million. [For the year, the Fund paid a blended management fee of x.xx%]

** Other Expenses include a 0.06% administrative services fee the Fund pays to The Travelers Insurance Company ("TIC").

*** TIC has an expense cap agreement with the Fund to limit Total Annual Operating Expenses to 0.95%. TIC may terminate the agreement with 60 days notice. AS TOTAL ANNUAL FUND OPERATING EXPENSES ARE UNDER THAT CAP, NO REIMBURSEMENTS ARE CURRENTLY EXPECTED.

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, the investment has a 5% return each year and the Fund's operating expenses remain the same.

       1             3            5            10
      YEAR         YEARS        YEARS         YEARS
    ---------    ----------    ---------    ----------

               INVESTMENT OBJECTIVE, STRATEGIES, AND RELATED RISKS

The Fund invests in various investments and other instruments subject to its investment policy, as described on page 1 of this prospectus, and in the SAI. The SAI also includes a description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities. The subadviser may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Fund's exposure to changing security prices or other factors that affect security values. If the subadviser's strategies do not work as intended, the Fund may not achieve its objective. For a complete list of all investments available to the Fund, please refer to the Appendix of this prospectus. For a free copy of the SAI, see the back cover of this prospectus. The Fund does not guarantee that it will reach its investment objective. When you sell your shares they may be worth more or less than what you paid for them.

INVESTMENT OBJECTIVE       The Fund's investment objective is not fundamental,
                           and its objective and investment policies may be changed by the Trust's Board of Trustees ("Board") without approval of shareholders or holders of variable annuity and variable life insurance contracts. A change in the Fund's investment objective or policies may result in the Fund having a different investment objective or policies from those that a policy owner selected as appropriate at the time of investment.

80% INVESTMENT POLICY      The Fund will notify shareholders at least 60 days'
                           prior to changing its 80% investment policy.

EQUITIES Equity securities include common and preferred stock, warrants, rights, depositary receipts and shares, trust certificates, and real estate instruments.

                           Equities are subject to market risk. Many factors affect the stock market prices and dividend payouts of equity investments. These factors include general business conditions, investor confidence in the economy, and current conditions in a particular industry or company. Each company determines whether or not to pay dividends on common stock. Equity securities are subject to financial risks relating to the issuer's earning stability and overall financial soundness. Smaller and emerging growth companies are particularly sensitive to these factors.

FIXED-INCOME INVESTMENTS   Fixed-income securities include U.S. Government
                           obligations, certificates of deposit, and short-term money market instruments. Fixed-income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

                           The value of debt securities varies inversely with interest rates. This means generally that the value of these investments increases as interest rates fall and decreases as interest rates rise. Yields from short-term securities normally may be lower than yields from longer-term securities. A bond's price is affected by the credit quality of its issuer. An issuer may not always make payments on a fixed-income security. Some fixed-income securities, such as mortgage-backed securities are subject to prepayment risk, which occurs when an issuer can prepay the principal owed on a security before its maturity.

                           If a security is issued by an agency, instrumentality or government-sponsored enterprise and not guaranteed by the U.S. Government, there is no assurance that the U.S. Government will support the credit of that security.

LOWER-QUALITY              High-yield, high-risk securities, commonly called
FIXED-INCOME SECURITIES    "junk bonds," are considered speculative. While
                           generally providing greater income than investments in higher-quality securities, these lower-quality securities will involve greater risk of principal and income than higher-quality securities (including the possibility of default or bankruptcy of the issuers of the security). Like other fixed-income securities, the value of high-yield securities also fluctuate as interest rates change.

FOREIGN SECURITIES         An investment in foreign securities involves risk in
INVESTMENTS                addition to those of U.S. securities, including
                           possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. The Fund also bears
                           "information" risk associated with the different accounting, auditing, and financial reporting standards in many foreign countries. If the Fund invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets. Foreign securities may be less liquid than U.S. securities.

EMERGING MARKET            Emerging markets offer the potential of significant
INVESTMENTS                gains but also involve greater risks than investing
                           in more developed countries. Political or economic instability, lack of market liquidity and government actions, such as currency controls or seizure of private business or property may be more likely in emerging markets.

DERIVATIVES AND HEDGING    Derivative contracts, such as futures and options on
TECHNIQUES                 securities, may be used for any of the following
                           purposes:

                           o To hedge against the economic impact of adverse changes in the market value of its securities, due to changes in stock market prices, currency exchange rates or interest rates

                           o        As a substitute for buying or selling
                                    securities

                           o        To enhance return

                           o Forward foreign currency contracts may be used to hedge against foreign currency exposure

                           Even a small investment in derivative contracts can have a big impact on the Fund's stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain when stock prices, currency rates or interest rates are changing. For a more complete description of derivative and hedging techniques and their associated risks, please refer to the SAI.

OTHER RISK FACTORS

SELECTION RISK             Fund investors are subject to selection risk in that
                           a strategy used, or stock selected, may fail to have the desired effect. Specifically, stocks believed to show potential for capital growth may not achieve that growth. Strategies or instruments used to hedge against a possible risk or loss may fail to protect against the particular risk or loss.

TEMPORARY DEFENSIVE        The Fund reserves the right to invest without
POSITION                   limitation in preferred stocks and investment-grade
                           debt instruments for temporary, defensive purposes.
                           If the Fund takes a temporary defensive position, it may be unable to achieve its investment goal.

PORTFOLIO TURNOVER         The Fund may actively trade portfolio securities in
                           an attempt to achieve its investment objective.
                           Active trading will cause the Fund to have an increased portfolio turnover rate, which increases the Fund's transaction costs and may have an adverse impact on the Fund's performance.

                                   MANAGEMENT

INVESTMENT ADVISER

TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY LLC ("TAMIC") provides investment advice and, in general, supervises the management and investment program for the Fund. TAMIC employs a subadviser to manage the Fund's daily investment operations, subject to the supervision of the Board of Trustees and TAMIC.

TAMIC is a registered investment adviser that was incorporated in 1978. Its principal offices are located at 242 Trumbull Street, Hartford, Connecticut, and it is an indirect wholly owned subsidiary of Citigroup Inc. TAMIC also acts as an investment adviser or subadviser for:

       o   other investment companies used to fund variable products

       o   individual and pooled pension and profit-sharing accounts

       o domestic insurance companies affiliated with The Travelers Insurance Company (which is affiliated with TAMIC)

       o   nonaffiliated insurance companies

For the year ended December 31, 2004, the Fund paid TAMIC x.xx% of the Fund's average daily net assets.

On January 31, 2005, Citigroup Inc. ("Citigroup") announced that it has reached an agreement with MetLife, Inc. ("MetLife") to sell Citigroup's life insurance and annuity businesses ("Travelers Life & Annuity") to MetLife. As part of this transaction, Travelers Asset Management International Company LLC ("TAMIC"), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of MetLife. TAMIC is the investment adviser to the Large Cap Portfolio.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. The transaction is expected to close this summer.

In connection with this transaction, the Trust's Board of Trustees will be asked to approve new investment advisory and administrative services contracts, and, to the extent required by law, variable annuity and variable life contract owners, who beneficially own the shares of the funds, will be asked to approve new investment advisory agreements.

THE SUBADVISER AND PORTFOLIO MANAGER

The subadviser is Fidelity Management & Research Company ("FMR"), 82 Devonshire Street, Boston, MA 02109. TAMIC pays a subadvisory fee to FMR. FMR also acts as an investment adviser to another Funds of the Trust and to other investment companies not affiliated with the Fund, as well as to individual, corporate, charitable and retirement accounts. Ms. Karen Firestone has been the Portfolio Manager since March of 1998. She is a Portfolio Manager for other funds and trust accounts managed by FMR and has been with FMR since 1983.

Additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager and the Portfolio Manager's ownership of securities in the Fund is contained in the SAI.

                      TRANSFER AGENT AND FUND ADMINISTRATOR

TRANSFER AGENT

Citicorp Trust Bank, fsb, a subsidiary of Citigroup, serves as the Fund's transfer agent ("transfer agent"). The transfer agent has entered into a sub-transfer agency agreement with PFPC Inc. to serve as the Fund's sub-transfer agent and perform certain recordkeeping and accounting services.

RECENT DEVELOPMENTS

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (SEC) has notified Citigroup Asset Management (CAM), the Citigroup business unit that includes the funds' investment manager and other investment advisory companies; Citicorp Trust Bank
(CTB), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor's business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made. As previously disclosed, CAM has already paid the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM's initiation and operation of, and compensation for, the transfer agent business and CAM's retention of, and agreements with, the subcontractor.

Travelers Life & Annuity ("TL&A") and CAM reviewed the adequacy and accuracy of the disclosure provided to the TL&A fund boards at the time the revised transfer agency arrangement was discussed with the boards and concluded that the transfer agency fees paid by the funds that did not have expense caps in effect to CTB for the period from June 1,1999 to August 23, 2004 should be reimbursed with interest to the funds. The reimbursement occurred on November 1, 2004.

Citigroup is cooperating fully in the SEC's investigation and is seeking to resolve the matter in discussions with the SEC Staff. On January 20, 2005, Citigroup stated that it had established an aggregate reserve of $196 million ($25 million in the third quarter of 2004 and $171 million in the fourth quarter of 2004) related to its discussions with the SEC Staff. Settlement negotiations are ongoing and any settlement of this matter with the SEC will require approval by the Citigroup Board and acceptance by the Commission.

Unless and until any settlement is consummated, there can be no assurance that any amount reserved by Citigroup will be distributed. Nor is there at this time any certainty as to how the proceeds of any settlement would be distributed, to whom any such distribution would be made, the methodology by which such distribution would be allocated, and when such distribution would be made.

Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds.

FUND ADMINISTRATOR

The Travelers Insurance Company ("TIC") serves as the Fund's administrator. TIC has entered into a sub-administrative service agreement with Smith Barney Fund Management LLC ("SBFM"), an indirect wholly-owed subsidiary of Citigroup, to perform the Fund's pricing and bookkeeping services.

                      SHAREHOLDER TRANSACTIONS AND PRICING

Fund shares are currently sold only to insurance company separate accounts in connection with the variable annuity and variable life insurance contracts issued by The Companies. The term "shareholder" as used in this prospectus refers to any insurance company separate account that may use Fund shares as a funding option now or in the future. Fund shares are not sold to the general public. Fund shares are sold on a continuing basis without a sales charge at the net asset value next computed after the Fund's custodian receives payment. The separate accounts, to which shares are sold, however, may impose sales and other charges, as described in the appropriate contract prospectus.

The Fund currently issues only one class of shares. All shares participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued for the consideration described in the prospectus, shares are fully paid and nonassessable by the Fund. Shares are redeemable, transferable and freely assignable as collateral. (See your contract prospectus for a discussion of voting rights applicable to purchasers of variable annuity and variable life insurance contracts.)

PRICING OF FUND SHARES

The offering price of Fund shares is the net asset value or NAV of a single share. Normally NAV is computed as of the close of regular trading (generally, 4:00 p.m. Eastern time) each day the New York Stock Exchange ("NYSE") is open. NAV is calculated by adding the value of a Fund's investments, cash and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

The Fund's assets are valued primarily based on market value. For securities traded on an exchange, the market value is determined by the closing sale or official closing price on that exchange. For securities that are not exchange traded, or exchange closing prices are unavailable, the market value is typically determined by third party pricing services using a variety of pricing techniques and methodologies. Additionally, if the pricing services are unable to supply a price, or a price is deemed to be unreliable, the value may be determined based on quotations received from one or more brokers/dealers that make a market in the security. Short-term money market instruments with remaining maturities of sixty days or less are valued using the amortized-cost method. This method approximates market value and minimizes the effect of changes in a security's market value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded; the value is then converted into U.S. dollars from the local currency.

In cases where market prices or quotations are not readily available or are deemed unreliable, or if a significant event has occurred between the time at which a market price is determined and the time at which the Fund's NAV is calculated, an asset may be valued at "fair value" as determined in good faith in accordance with procedures adopted by the Trust's Board of Trustees ("Board"). In particular, the value of foreign securities may be materially affected by events occurring after the close of the market used to determine the securities' value, but before the Fund's NAV is calculated. The Fund uses a fair value model developed by a pricing service to value foreign equity securities on days when there has been more than a certain percentage change in the value of a domestic equity security index. Such percentage may be changed from time to time.

The use of fair value to price securities involves greater reliance on judgment than pricing securities based on readily available market quotations. When the Fund uses fair value to price securities, it may value those securities higher or lower than another fund using market quotations or its own fair value method. Additionally, there can be no assurance that the Fund will be able to obtain the fair value assigned to a security upon the sale of that security.

Foreign markets may be open on days when U.S. markets are closed. Accordingly, the value of foreign securities owned by the Fund could change on days when you cannot purchase or redeem shares of the Fund.

PURCHASES AND REDEMPTIONS

Owners of variable annuity or variable life insurance contracts should follow the purchase and redemption procedures described in your contract prospectus. The following is general information with regard to purchases and redemptions of Fund shares by insurance company separate accounts.

Fund shares are purchased and redeemed at the NAV next determined after the Fund receives a purchase or redemption order. NAVs are adjusted for fractions of a cent. Upon redemption, a shareholder may receive more or less than the amount paid at the time of purchase, depending upon changes in the value of the Fund's investment portfolio between purchase and redemption.

The Fund computes the NAV for purchases and redemptions as of the close of the Exchange on the day that the Fund has received all proper documentation from the shareholder. Redemption proceeds are normally wired or mailed either the same or the next business day, but not more than seven days later.

The Fund retains the right to refuse a purchase order. The Fund may temporarily suspend the redemption rights or postpone payments when the Exchange is closed (other than on weekends and holidays), when trading on the Exchange is restricted, or when permitted by the SEC.

FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and sales of Fund shares resulting from purchase, exchange or withdrawal transactions by certain owners of variable annuity and variable life insurance contracts ("contract owners") may harm other contract owners in various ways. These include: (1) dilution of the interests of long-term contract owners where frequent traders attempt to take advantage of market fluctuations that are not fully reflected in the Fund's NAV; (2) disruption of ordinary portfolio management, such as by necessitating that the Fund maintain a cash level higher than would otherwise be necessary or that the Fund sell securities prematurely or at inopportune times in order to generate cash to meet redemption requests; and (3) increased Fund costs, such as brokerage commissions.

However, the Fund's shares are offered exclusively to separate accounts of the Companies, and the Fund generally has little or no access to the transaction records of individual contract owners whose assets are invested in the separate accounts. Nonetheless, the Trust's Board of Trustees has adopted policies and procedures to discourage market timing while taking these circumstances into account. Specifically, the policies and procedures require that the Fund request written certifications from each Company at least annually specifying that: (1) the Company has instituted policies and procedures reasonably designed to detect and deter the use of the separate accounts for frequent trading; (2) the Company's policies and procedures address the level of trading that will be considered excessive and the Company monitors contract owner transactions to identify excessive trading; and (3) the Company applies such procedures uniformly.

The applicable variable annuity or variable life insurance contract prospectus contains a more detailed description of the Companies' policies and procedures with respect to frequent trading. There is significant risk that the policies and procedures of the Fund and the Companies will prove ineffective and that excessive trading in Fund shares will occur. The Fund may alter its policies and procedures at any time without prior notice to shareholders or contract owners.

                 TAX CONSEQUENCES OF DIVIDENDS AND DISTRIBUTIONS

Capital gains and dividends are reinvested in additional Fund shares, without a sales charge. The Fund expects that Fund shares will be held under a variable annuity or variable life insurance contract. Under current tax law, distributions that are left to accumulate in the variable annuity or life insurance contract are not subject to federal income tax until they are withdrawn from the contract. Contract purchasers should review the accompanying contract prospectus for a discussion of the tax treatment applicable to variable annuity or variable life insurance contracts.

The Fund intends to make distributions of income and capital gains in order to qualify each year as a regulated company under Subchapter M of the Internal Revenue Code. Further, the Fund intends to meet certain diversification requirements applicable to mutual funds underlying variable insurance products.

                              FINANCIAL HIGHLIGHTS
                               LARGE CAP PORTFOLIO

The financial highlights table provides information to help you understand the Fund's financial performance for the past 5 years. Certain information presents financial results for a single Fund share. The total returns in the table represent the rate that the Fund investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The expenses reflected in the table do not reflect any expenses associated with variable contracts such as administrative fees, account charges and surrender charges. If those expenses were included, the expenses shown in the table would be higher and the total returns would be lower. The information for the years ended December 31, 2004 and 2003 was audited by KPMG LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report to shareholders, which is available upon request. The information for the three year period ended December 31, 2002 was audited by PricewaterhouseCoopers LLP, independent auditors, for the Fund for that period.


                                                                        YEARS ENDED DECEMBER 31,,
                                              ------------------------------------------------------------------------------
                                                  2004          2003          2002(1)          2001(1)           2000(1)
                                              ------------- -------------  --------------   --------------    --------------
NET ASSET VALUE, BEGINNING OF YEAR                                $10.61          $13.82           $16.81            $21.11
INCOME (LOSS) FROM OPERATIONS:
   Net investment income....................                        0.05             .05              .07               .03
   Net realized and unrealized gain (loss)..                        2.57           (3.20)           (2.98)            (3.05)
Total Income (Loss) From Operations.........                        2.62           (3.15)           (2.91)            (3.02)
LESS DISTRIBUTIONS FROM:
   Net investment income....................                       (0.05)           (.06)            (.07)             (.02)
   In excess of net investment income.......                          --              --               --              (.01)
   Net realized gain .......................                          --              --             (.01)             (.94)
   In excess of net realized gain ..........                          --              --               --              (.31)
Total Distributions.........................                       (0.05)           (.06)            (.08)            (1.28)
NET ASSET VALUE, END OF YEAR................                      $13.18          $10.61           $13.82            $16.81
TOTAL RETURN(2).............................                      24.67%          (22.79)%         (17.33)%          (14.48)%
NET ASSETS, END OF YEAR (000'S).............                    $227,800        $179,863         $249,292          $277,897
RATIOS TO AVERAGE NET ASSETS:
   Expenses(3)..............................                        0.86%            .85%             .83%              .84%
   Net investment income....................                        0.43             .44%             .50%(A)           .15%
PORTFOLIO TURNOVER RATE.....................                          60%             95%             131%               96%

(1) Per share amounts have been calculated using the monthly average shares method.

(2) Total returns do not reflect expenses associated with your variable contract such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.

(3) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.95%.

                                    APPENDIX
                               Large Cap Portfolio

The Fund invests in various instruments subject to its investment policy. The following techniques and practices are available to the Fund, and are described together with their risks in the SAI.

   INVESTMENT TECHNIQUE
   --------------------
   Affiliated Bank Transactions
   American Depositary Receipts
   Asset-Backed Mortgage Securities
   Bankers' Acceptances
   Buying Put and Call Options
   Certificates of Deposit
   Commercial Paper
   Convertible Securities
   Corporate Asset-Backed Securities
   Debt Securities
   Emerging Market Securities
   Equity Securities
   Floating & Variable Rate Instruments
   Foreign Securities
   Forward Contracts on Foreign Currency
   Futures Contracts
   High-Yield, High-Risk Bonds
   Illiquid Securities
   Indexed Securities
   Index Futures Contracts
   Investment Company Securities
   Investment in Unseasoned Companies
   Lending Portfolio Securities
   Letters of Credit
   Loan Participations
   Options on Foreign Currencies
   Options on Index Futures Contracts
   Options on Stock Indices
   Other Direct Indebtedness
   Real Estate-Related Instruments
   Repurchase Agreements
   Reverse Repurchase Agreements
   Short Sales "Against the Box"
   Short-Term Money Market Instruments
   Swap Agreements
   Temporary Bank Borrowing
   U.S. Government Securities
   Variable Amount Master Demand Notes
   When-Issued & Delayed Delivery Securities
   Writing Covered Call Options

                               LARGE CAP PORTFOLIO

Investors who want more information about the Fund can obtain the SAI that provides more detailed information on a number of topics and is made a part of this prospectus. Additional information about the Fund's investments is available in its annual and semi-annual reports to shareholders. The Fund's annual report provides a discussion of the market conditions and investment strategies that particularly impacted the Fund's performance over the past fiscal year. These documents are free of charge. To obtain a copy, or ask other questions about the Fund, do one of the following:




--------------------------------------------------------------------------------
                             CALL -- 1-800-842-9368
--------------------------------------------------------------------------------
    WRITE--TRAVELERS LIFE & ANNUITY, P.O. BOX 990009,HARTFORD, CT 06199-0009
--------------------------------------------------------------------------------
      ACCESS THE EDGAR DATABASE ON THE SEC'S WEBSITE -- HTTP://WWW.SEC.GOV
--------------------------------------------------------------------------------

Investors may also review or copy the above referenced documents at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the reference room may be obtained by calling the SEC at 1-202-942-8090. These documents may also be obtained, for a duplicating fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102, or by sending an e-mail request to publicinfo@sec.gov.

The Fund's SAI and shareholder reports are not available on a website because the Fund does not currently maintain a consumer website as Fund shares are only offered to separate accounts of the insurance companies listed on the cover.

(1940 Act # 811-6465)











L-19959                                                        May, 2005
                                                               Printed in U.S.A.

                           THE TRAVELERS SERIES TRUST:
                     MONDRIAN INTERNATIONAL STOCK PORTFOLIO
                 (FORMERLY LAZARD INTERNATIONAL STOCK PORTFOLIO)

                          GOAL -- CAPITAL APPRECIATION







Fund shares are offered only to separate accounts of The Travelers Insurance Company, The Travelers Life and Annuity Company or to separate accounts of affiliated companies (together, "The Companies"). The Fund serves as a funding option for certain variable annuity and variable life insurance contracts issued by The Companies.




                                  ONE CITYPLACE
                           HARTFORD, CONNECTICUT 06103
                            TELEPHONE 1-800-842-9368

                                   PROSPECTUS

                                  May { }, 2005




TABLE OF CONTENTS

Goals and Investments ......................................................   1
Fund Performance ...........................................................   2
Fees and Expenses ..........................................................   2
Investment Objective, Strategies, and
   Related Risks ...........................................................   3
Management .................................................................   5
   Investment Adviser ......................................................   5
   The Subadviser and Portfolio Managers ...................................   5
   Transfer Agent and Fund Administrator ...................................   6
Shareholder Transactions and Pricing .......................................   5
Tax Consequences of Dividends and
   Distributions ...........................................................   6
 Financial Highlights ......................................................   7
Appendix ................................................................... A-1

 -------------------------------------------------------------------------------

 THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED THE FUND'S SHARES AS AN INVESTMENT AND HAS NOT DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS AGAINST THE LAW FOR ANYONE TO TELL YOU OTHERWISE. AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.
 -------------------------------------------------------------------------------

                     MONDRIAN INTERNATIONAL STOCK PORTFOLIO
                 (FORMERLY LAZARD INTERNATIONAL STOCK PORTFOLIO)
                              Goals and Investments


FUND'S OBJECTIVE:      Capital appreciation


KEY INVESTMENTS:       Equity securities of relatively large
                       non-U.S. companies



-----------------------------------------------------------
   INVESTMENT ADVISER:      Travelers Asset Management
                            International Company LLC
                            ("TAMIC")

   SUBADVISER:              Mondrian Investment Partners
                            Ltd.

   PORTFOLIO MANAGERS:      Fiona A. Barwick
                            Elizabeth A. Desmond
                            Clive A. Gillmore
                            Nigel G. May
                            David G. Tilles
-----------------------------------------------------------



SELECTION PROCESS: The Fund normally invests at least 80% of its assets in equity securities ("80% investment policy"). The Fund's subadviser invests primarily in equity securities of non-U.S. domiciled companies that are located in developed markets. The subadviser's approach in selecting investments is oriented to individual stock selection and the subadviser seeks out securities that are undervalued, based on fundamental analysis. In selecting securities, the subadviser considers: (1) movement in the prices of individual securities and (2) the impact of currency adjustment on the U.S. domiciled, dollar-based investor. The focus of the subadviser's research is a value driven dividend discount methodology toward individual securities and markets, designed to isolate value across country boundaries. This approach centers on future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made.

Currency returns can also be an integral component o the Fund's total return. The subadviser uses a purchasing power parity approach to assess the value of individual currencies. This approach attempts to identify the amount of goods and services that a dollar will buy in the U.S. and compares that to the amount of a foreign currency required to buy the same amount of goods or services in another country. Eventually, currencies should trade at levels that would make it possible for the dollar to buy the same amount of goods and services overseas as in the U.S. When the dollar buys less, the foreign currency may be overvalued and, conversely, when the dollar buys more, the foreign currency may be undervalued. Securities available in an undervalued currency may be an attractive investment, offering greater potential return.

PRINCIPAL RISKS: The Fund is most subject to equities risk, where market values may change abruptly, sometimes unpredictably, and foreign and emerging markets securities risks, where market values may be impacted by limited trading, currency exchange, political or economic instability, or other factors. For more information on the Fund's investments and related risks, please see "Investments and Practices," the Appendix to this prospectus and the SAI.

                                FUND PERFORMANCE

The chart and table below show how an investment in the Fund has varied over time. The returns shown assume that any dividends and distributions have been reinvested in the Fund. The returns are not reduced to reflect any variable insurance contract charges or fees that may be assessed by The Companies. The table compares the Fund's performance with the Morgan Stanley Capital International Europe, Australia and Far East Index ("MSCI EAFE Index") and the Morgan Stanley Capital International Europe, Australia and Far East GDP Index ("MSCI EAFE GDP Index. Going forward, the Fund will compare itself to just the MSCI EAFE Index, to account for a change in the Fund's investment strategy and subadviser. Each Index is unmanaged and therefore does not incur the same management and trading expenses as the Fund does. An investor cannot invest directly in an index. Past performance can give some indication of the Fund's risk, but does not guarantee future results. "). On May [], 2005, Mondrian succeeded Lazard Asset Management LLC as subadviser to the Fund, so the returns in the tables below are reflective of the Fund's previous investment strategies and subadviser.


                    YEAR-BY-YEAR % TOTAL RETURNS AS OF 12/31

            [The Data Below Represents a Chart in the Printed Piece]

     8.50     12.59    21.78   -11.50    -26.19    -12.96    28.60
     --------------------------------------------------------------------
      '97      '98      '99      '00       '01      '02      '03      '04




---------------------------------------------------------------

   Best Quarter:                                         %
   Worst Quarter:                                        %

---------------------------------------------------------------

---------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2004

                                                    Life of
                             1 year     5 year       Fund*
                           ----------- ---------- ------------
   Mondrian Int'l Stock
   MSCI EAFE Index
   MSCI EAFE GDP Index

   *  The fund commenced operations on August 1, 1996
---------------------------------------------------------------


                                FEES AND EXPENSES

The fees and expenses in the tables below are what you may pay if you buy and hold shares of the Fund, and are based on the Fund's latest fiscal year. These fees and expenses do not reflect any of the fees that may be assessed under the variable contract for which this Fund is an investment option. If such fees were included, your costs would be higher. You should consult your contract prospectus or disclosure document for information on contract fees.


       -------------------------------------------------------------
       SHAREHOLDER FEES                                   None
       (PAID DIRECTLY FROM YOUR INVESTMENT).........
       -------------------------------------------------------------
       ANNUAL FUND OPERATING EXPENSES
       (EXPENSES DEDUCTED FROM FUND ASSETS)*
       -------------------------------------------------------------
       Management Fees*.............................     0.775%
       Distribution and Service (12b-1) Fees........
       Other Expenses**.............................          %
                                                       -------------
       Total Annual Fund Operating Expenses***......          %*


                                --------------

* Effective May [ ], 2005, the Fund has a fee schedule that reduces the management fee payable on assets in excess of $100 million to 0.65%. The previous management fee schedule that went into effect on September 1, 2004 revised the management fee from 0.825% to a schedule that reduced the management fee payable on assets in excess of $100 million as follows:
     0.825% on assets up to $100 million, 0.775% on assets in excess of $100 million and up to and including $500 million,. 0.725% on assets in excess of $500 million and up to and including $1 billion and 0.70% on assets in excess of $1 billion. [For the year, the Fund paid a blended management fee of .xxx%]

** Other Expenses include a 0.06% administrative services fee the Fund pays to The Travelers Insurance Company ("TIC").

*** TIC has an expense cap agreement with the Fund to limit Total Annual Operating Expenses to x.xx%. TIC may terminate the agreement with 60 days notice. As Total Annual Fund Operating Expenses are under that cap, no reimbursements are currently expected.

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, the investment has a 5% return each year and the Fund's operating expenses remain the same.

        1             3            5            10
      YEAR          YEARS        YEARS         YEARS
    ----------    ----------   ----------    ----------

               INVESTMENT OBJECTIVE, STRATEGIES, AND RELATED RISKS

The Fund invests in various investments and other instruments subject to its investment policy, as described on page 1 of this prospectus, and in the SAI. The SAI also includes a description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities. The Fund may invest in various other types of securities and engage in other investment techniques and strategies that are not the principal focus of the Fund, including investing in fixed-income securities that are investment grade at time of purchase, and short-term money market instruments and convertible bonds. Listed below is more information on the Fund's investments, its practices, and related risks. For a complete list of all investments available to the Fund, please refer to the Appendix of this prospectus. For a free copy of the SAI, see the back cover of this prospectus. The Fund does not guarantee that it will reach its investment objective, and an investment in the Fund may lose money. When you sell your shares they may be worth more or less than what you paid for them.

INVESTMENT OBJECTIVE       The Fund's investment objective is not fundamental,
                           and its objective and investment policies may be changed by the Trust's Board of Trustees ("Board") without approval of shareholders or holders of variable annuity and variable life insurance contracts. A change in a Fund's investment objective or policies may result in the Fund having a different investment objective or policies from those that a policy owner selected as appropriate at the time of investment.

80% INVESTMENT POLICY      The Fund will notify shareholders at least 60 days'
                           prior to changing its 80% investment policy.

EQUITIES Equity securities include common and preferred stock, warrants, rights, depositary receipts and shares, trust certificates, and real estate instruments.

                           Equities are subject to market risk. Many factors affect the stock market prices and dividend payouts of equity investments. These factors include general business conditions, investor confidence in the economy, and current conditions in a particular industry or company. Each company determines whether or not to pay dividends on common stock. Equity securities are subject to financial risks relating to the issuer's earning stability and overall financial soundness. Smaller and emerging growth companies are particularly sensitive to these factors.


FIXED-INCOME INVESTMENTS   Fixed-income securities include U.S. Government
                           obligations, certificates of deposit, and short-term money market instruments. Fixed-income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

                           The value of debt securities varies inversely with interest rates. This means generally that the value of these investments increases as interest rates fall and decreases as interest rates rise. Yields from short-term securities normally may be lower than yields from longer-term securities. A bond's price is affected by the credit quality of its issuer. An issuer may not always make payments on a fixed income security. Some fixed income securities, such as mortgage-backed securities are subject to prepayment risk, which occurs when an issuer can prepay the principal owed on a security before its maturity.

FOREIGN SECURITIES         An investment in foreign securities involves risk in
INVESTMENTS                addition to those of U.S. securities, including
                           possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. The Fund also bears
                           "information" risk associated with the different accounting, auditing, and financial reporting standards in many foreign countries. If a Fund invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets. Foreign securities may be less liquid than U.S. securities.

EMERGING  MARKET           Emerging markets offer the potential of significant
INVESTMENTS                gains but also involve greater risks than investing
                           in more developed countries. Political or economic instability, lack of market liquidity and government actions, such as currency controls or seizure of private business or property, may be more likely in emerging markets.

DERIVATIVES AND HEDGING    Derivative contracts, such as futures and options on
TECHNIQUES                 securities, may be used for any of the following
                           purposes:

                           o To hedge against the economic impact of adverse changes in the market value of its securities, due to changes in stock market prices, currency exchange rates or interest rates

                           o        As a substitute for buying or selling
                                    securities

                           o        To enhance return

                           Forward foreign currency contracts may be used to hedge against foreign currency exposure.

                           Even a small investment in derivative contracts can have a big impact on a Fund's stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain when stock prices, currency rates or interest rates are changing. For a more complete description of derivative and hedging techniques and their associated risks, please refer to the SAI.

OTHER RISK FACTORS

SELECTION RISK             Fund investors are subject to selection risk in that
                           a strategy used, or stock selected, may fail to have the desired effect. Specifically, stocks believed to show potential for capital growth may not achieve that growth. Strategies or instruments used to hedge against a possible risk or loss may fail to protect against the particular risk or loss.

TEMPORARY DEFENSIVE        The Fund may depart from principal investment
POSITION                   strategies in response to adverse market, economic or
                           political conditions by taking a temporary defensive position by investing all or a substantial part of its assets in debt securities, including lower-risk debt securities, and money market instruments. If a Fund takes a temporary defensive position, it may be unable to achieve its investment goal.

PORTFOLIO TURNOVER         The Fund may actively trade portfolio securities in
                           an attempt to achieve its investment objective.
                           Active trading will cause the Fund to have an increased portfolio turnover rate, which increases the Fund's trading costs and may have an adverse impact on the Fund's performance.


                                   MANAGEMENT

INVESTMENT ADVISER

TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY LLC ("TAMIC") provides investment advice and, in general, supervises the management and investment program for the Fund. TAMIC employs a subadviser to manage the Fund's daily investment operations, subject to the supervision of the Board of Trustees and TAMIC.

TAMIC is a registered investment adviser that was incorporated in 1978. Its principal offices are located at 242 Trumbull Street, Hartford, Connecticut, and it is an indirect wholly owned subsidiary of Citigroup Inc. TAMIC also acts as an investment adviser or subadviser for:

       o   other investment companies used to fund variable products

       o   individual and pooled pension and profit-sharing accounts

       o domestic insurance companies affiliated with The Travelers Insurance Company (which is affiliated with TAMIC)

       o   nonaffiliated insurance companies

[For the year ended December 31, 2004, the Fund paid TAMIC [ ]% of the Fund's average daily net assets.]

On January 31, 2005, Citigroup Inc. ("Citigroup") announced that it has reached an agreement with MetLife, Inc. ("MetLife") to sell Citigroup's life insurance and annuity businesses ("Travelers Life & Annuity") to MetLife. As part of this transaction, Travelers Asset Management International Company LLC ("TAMIC"), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of MetLife. TAMIC is the investment adviser to the Mondrian International Stock Portfolio.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. The transaction is expected to close this summer.

In connection with this transaction, the Trust's Board of Trustees will be asked to approve new investment advisory and administrative services contracts, and, to the extent required by law, variable annuity and variable life contract owners, who beneficially own the shares of the funds, will be asked to approve new investment advisory agreements.

THE SUBADVISER AND PORTFOLIO MANAGERS

The subadviser is Mondrian Investment Partners Ltd. ("Mondrian"), 80 Cheapside, 3rd Floor, London, England, EC2V 6EE. Prior to September 24, 2004, Mondrian was known as Delaware International Advisers Limited. Mondrian also acts as an investment subadviser to other investment companies not affiliated with the Fund. Since May [ ], 2005, Ms. Fiona A. Barwick, Ms. Elizabeth A. Desmond, Mr. Clive A. Gillmore, Mr. Nigel G. May, and Mr. David G. Tilles serve as the Fund's portfolio managers.

Ms. Barwick, Director of Regional Research, joined Mondrian in 1993 to cover the Pacific Basin markets. Prior to joining Mondrian, she spent three years at Touche Remnant & Co., in London as an assistant portfolio manager and research analyst.

Ms. Desmond, Chief Investment Officer of Developed Equities Markets, joined Mondrian in 1991. Prior to joining Mondrian, she was a Pacific Basin equity analyst and senior portfolio manager at Hill Samuel Investment Management Ltd.

Mr. Clive Gillmore, Deputy Managing Director joined Mondrian in 1990 after eight years of investment experience. His most recent position prior to joining Mondrian was as a Pacific Basin equity analyst and senior portfolio manager for Hill Samuel Investment Management Ltd.

Mr. Nigel May, Chief Investment Officer of Developed Equities Markets joined Mondrian in 1991. Prior to joining Mondrian he had been with Hill Samuel Investment Management Ltd. for five years.

Mr. David G. Tilles, Managing Director/Chief Investment Officer joined Mondrian in 1990 as managing director and chief investment officer. Prior to joining Mondrian, he spent sixteen years with Hill Samuel Investment Management Ltd. serving in a number of investment capacities.

Additional information about each Portfolio Manager's compensation, other accounts managed by each Portfolio Manager and each Portfolio Manager's ownership of securities in the Fund is contained in the SAI.

                      TRANSFER AGENT AND FUND ADMINISTRATOR

TRANSFER AGENT

Citicorp Trust Bank, fsb, a subsidiary of Citigroup, serves as the Fund's transfer agent ("transfer agent"). The transfer agent has entered into a sub-transfer agency agreement with PFPC Inc. to serve as the Fund's sub-transfer agent and perform certain recordkeeping and accounting services.

RECENT DEVELOPMENTS

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (SEC) has notified Citigroup Asset Management (CAM), the Citigroup business unit that includes the funds' investment manager and other investment advisory companies; Citicorp Trust Bank
(CTB), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor's business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made. As previously disclosed, CAM has already paid the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM's initiation and operation of, and compensation for, the transfer agent business and CAM's retention of, and agreements with, the subcontractor.

Travelers Life & Annuity ("TL&A") and CAM reviewed the adequacy and accuracy of the disclosure provided to the TL&A fund boards at the time the revised transfer agency arrangement was discussed with the boards and concluded that the transfer agency fees paid by the funds that did not have expense caps in effect to CTB for the period from June 1,1999 to August 23, 2004 should be reimbursed with interest to the funds. The reimbursement occurred on November 1, 2004.

Citigroup is cooperating fully in the SEC's investigation and is seeking to resolve the matter in discussions with the SEC Staff. On January 20, 2005, Citigroup stated that it had established an aggregate reserve of $196 million ($25 million in the third quarter of 2004 and $171 million in the fourth quarter of 2004) related to its discussions with the SEC Staff. Settlement negotiations are ongoing and any settlement of this matter with the SEC will require approval by the Citigroup Board and acceptance by the Commission.

Unless and until any settlement is consummated, there can be no assurance that any amount reserved by Citigroup will be distributed. Nor is there at this time any certainty as to how the proceeds of any settlement would be distributed, to whom any such distribution would be made, the methodology by which such distribution would be allocated, and when such distribution would be made.

Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds.

FUND ADMINISTRATOR

The Travelers Insurance Company ("TIC") serves as the Fund's administrator. TIC has entered into a sub-administrative service agreement with Smith Barney Fund Management LLC ("SBFM"), an indirect wholly-owned subsidiary of Citigroup, to perform the Fund's pricing and bookkeeping services.

                      SHAREHOLDER TRANSACTIONS AND PRICING

Fund shares are currently sold only to insurance company separate accounts in connection with the variable annuity and variable life insurance contracts issued by The Companies. The term "shareholder" as used in this prospectus refers to any insurance company separate account that may use Fund shares as a funding option now or in the future. Fund shares are not sold to the general public. Fund shares are sold on a continuing basis without a sales charge at the net asset value next computed after the Fund's custodian receives payment. The separate accounts, to which shares are sold, however, may impose sales and other charges, as described in the appropriate contract prospectus.

The Fund currently issues only one class of shares. All shares participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued for the consideration described in the prospectus, shares are fully paid and nonassessable by the Fund. Shares are redeemable, transferable and freely assignable as collateral. (See your contract prospectus for a discussion of voting rights applicable to purchasers of variable annuity and variable life insurance contracts.)

PRICING OF FUND SHARES

The offering price of Fund shares is the net asset value or NAV of a single share. Normally NAV is computed as of the close of regular trading (generally, 4:00 p.m. Eastern time) each day the New York Stock Exchange ("NYSE") is open. NAV is calculated by adding the value of a Fund's investments, cash and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

The Fund's assets are valued primarily based on market value. For securities traded on an exchange, the market value is determined by the closing sale or official closing price on that exchange. For securities that are not exchange traded, or exchange closing prices are unavailable, the market value is typically determined by third party pricing services using a variety of pricing techniques and methodologies. Additionally, if the pricing services are unable to supply a price, or a price is deemed to be unreliable, the value may be determined based on quotations received from one or more brokers/dealers that make a market in the security. Short-term money market instruments with remaining maturities of sixty days or less are valued using the amortized-cost method. This method approximates market value and minimizes the effect of changes in a security's market value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded; the value is then converted into U.S. dollars from the local currency.

In cases where market prices or quotations are not readily available or are deemed unreliable, or if a significant event has occurred between the time at which a market price is determined and the time at which the Fund's NAV is calculated, an asset may be valued at "fair value" as determined in good faith in accordance with procedures adopted by the Trust's Board of Trustees ("Board"). In particular, the value of foreign securities may be materially affected by events occurring after the close of the market used to determine the securities' value, but before the Fund's NAV is calculated. The Fund uses a fair value model developed by a pricing service to value foreign equity securities on days when there has been more than a certain percentage change in the value of a domestic equity security index. Such percentage may be changed from time to time.

The use of fair value to price securities involves greater reliance on judgment than pricing securities based on readily available market quotations. When the Fund uses fair value to price securities, it may value those securities higher or lower than another fund using market quotations or its own fair value method. Additionally, there can be no assurance that the Fund will be able to obtain the fair value assigned to a security upon the sale of that security.

Foreign markets may be open on days when U.S. markets are closed. Accordingly, the value of foreign securities owned by the Fund could change on days when you cannot purchase or redeem shares of the Fund.

PURCHASES AND REDEMPTIONS

Owners of variable annuity or variable life insurance contracts should follow the purchase and redemption procedures described in your contract prospectus. The following is general information with regard to purchases and redemptions of Fund shares by insurance company separate accounts.

Fund shares are purchased and redeemed at the NAV next determined after the Fund receives a purchase or redemption order. NAVs are adjusted for fractions of a cent. Upon redemption, a shareholder may receive more or less than the amount paid at the time of purchase, depending upon changes in the value of the Fund's investment portfolio between purchase and redemption.

The Fund computes the NAV for purchases and redemptions as of the close of the Exchange on the day that the Fund has received all proper documentation from the shareholder. Redemption proceeds are normally wired or mailed either the same or the next business day, but not more than seven days later.

The Fund retains the right to refuse a purchase order. The Fund may temporarily suspend the redemption rights or postpone payments when the Exchange is closed (other than on weekends and holidays), when trading on the Exchange is restricted, or when permitted by the SEC.

FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and sales of Fund shares resulting from purchase, exchange or withdrawal transactions by certain owners of variable annuity and variable life insurance contracts ("contract owners") may harm other contract owners in various ways. These include: (1) dilution of the interests of long-term contract owners where frequent traders attempt to take advantage of market fluctuations that are not fully reflected in the Fund's NAV; (2) disruption of ordinary portfolio management, such as by necessitating that the Fund maintain a cash level higher than would otherwise be necessary or that the Fund sell securities prematurely or at inopportune times in order to generate cash to meet redemption requests; and (3) increased Fund costs, such as brokerage commissions.

However, the Fund's shares are offered exclusively to separate accounts of the Companies, and the Fund generally has little or no access to the transaction records of individual contract owners whose assets are invested in the separate accounts. Nonetheless, the Trust's Board of Trustees has adopted policies and procedures to discourage market timing while taking these circumstances into account. Specifically, the policies and procedures require that the Fund request written certifications from each Company at least annually specifying that: (1) the Company has instituted policies and procedures reasonably designed to detect and deter the use of the separate accounts for frequent trading; (2) the Company's policies and procedures address the level of trading that will be considered excessive and the Company monitors contract owner transactions to identify excessive trading; and (3) the Company applies such procedures uniformly.

The applicable variable annuity or variable life insurance contract prospectus contains a more detailed description of the Companies' policies and procedures with respect to frequent trading. There is significant risk that the policies and procedures of the Fund and the Companies will prove ineffective and that excessive trading in Fund shares will occur. The Fund may alter its policies and procedures at any time without prior notice to shareholders or contract owners.

                 TAX CONSEQUENCES OF DIVIDENDS AND DISTRIBUTIONS

Capital gains and dividends are reinvested in additional Fund shares, without a sales charge. The Fund expects that Fund shares will be held under a variable annuity or variable life insurance contract. Under current tax law, distributions that are left to accumulate in the variable annuity or life insurance contract are not subject to federal income tax until they are withdrawn from the contract. Contract purchasers should review the accompanying contract prospectus for a discussion of the tax treatment applicable to variable annuity or variable life insurance contracts.

The Fund intends to make distributions of income and capital gains in order to qualify each year as a regulated company under Subchapter M of the Internal Revenue Code. Further, the Fund intends to meet certain diversification requirements applicable to mutual funds underlying variable insurance products.

                              FINANCIAL HIGHLIGHTS
                     MONDRIAN INTERNATIONAL STOCK PORTFOLIO
                 (formerly Lazard International Stock Portfolio)

The financial highlights table provides information to help you understand the Fund's financial performance for the past 5 years. Certain information presents financial results for a single Fund share. The total returns in the table represent the rate that a Fund investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The expenses reflected in the table do not reflect any expenses associated with variable contracts such as administrative fees, account charges and surrender charges. If those expenses were included, the expenses shown in the table would be higher and the total returns would be lower. The information was audited by KPMG LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report to shareholders, which is available upon request. On May [], 2005, Mondrian succeeded Lazard Asset Management LLC as subadviser to the Fund, so the returns in the tables below are reflective of the Fund's previous investment strategies and subadviser.


                                                                     YEARS ENDED DECEMBER 31,
                                         ----------------------------------------------------------------------------------
                                             2004            2003(1)          2002(1)          2001(1)         2000(1)
                                         --------------   ---------------  ---------------  --------------  ---------------
NET ASSET VALUE, BEGINNING OF YEAR....                             $7.91   $         9.30   $       13.15   $        15.65
INCOME (LOSS) FROM OPERATIONS:
   Net investment income .............                              0.15             0.11            0.11             0.13
   Net realized and unrealized gain
     (loss)...........................                              2.11            (1.31)          (3.50)           (1.88)
                                                          ---------------  ---------------  --------------  ---------------
Total Income (Loss) From
   Operations.........................                              2.26            (1.20)          (3.39)           (1.75)
                                                          ---------------  ---------------  --------------  ---------------
LESS DISTRIBUTIONS FROM:
   Net investment income..............                            (0.16)            (0.19)          (0.02)           (0.32)
   Net realized gains.................                                 -                -           (0.44)           (0.43)
                                                          ---------------  ---------------  --------------  ---------------
Total Distributions...................                            (0.16)            (0.19)          (0.46)           (0.75)
                                                          ---------------  ---------------  --------------  ---------------
NET ASSET VALUE, END OF YEAR..........                            $10.01   $         7.91   $        9.30   $        13.15
TOTAL RETURN (2)......................                             28.60%          (12.96)%        (26.19)%         (11.50)%
NET ASSETS, END OF YEAR (MILLIONS)....                              $128   $           97   $         120   $          141
RATIOS TO AVERAGE NET ASSETS
   Expenses (3).......................                              1.00%            1.06%           1.01%            1.02%
   Net investment income..............                              1.79%            1.32            1.01             0.92
 PORTFOLIO TURNOVER RATE..............                                44%              55%             81%              39%

--------------
(1) Per share amounts have been calculated using the monthly average shares method.

(2) Total returns do not reflect expenses associated with your variable contract such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is not guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.

(3) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.25%.

*     Amount represents less than $0.01 per share.

                                    APPENDIX
                     Mondrian International Stock Portfolio
                 (formerly Lazard International Stock Portfolio)

The Fund invests in various instruments subject to its investment policy. The following techniques and practices are all available to the Fund, and are described together with their risks in the SAI. [Mondrian please review list]


INVESTMENT TECHNIQUE
--------------------
American Depositary Receipts
Bankers' Acceptances
Buying Put and Call Options
Certificates of Deposit
Commercial Paper
Convertible Securities
Debt Securities
Emerging Market Securities
Equity Securities
Floating & Variable Rate Instruments
Foreign Securities
Forward Contracts on Foreign Currency
Futures Contracts
Illiquid Securities
Indexed Securities
Index Futures Contracts
Initial Public Offerings
Investment Company Securities
Investment in Unseasoned Companies
Lending Portfolio Securities
Letters of Credit
Options on Foreign Currencies
Options on Index Futures Contracts
Options on Stock Indices
Repurchase Agreements Reverse
Repurchase Agreements
Rule 144A Securities
Short Sales "Against the Box"
Short-Term Money Market Instruments
Swap Agreements
Temporary Bank Borrowing
U.S. Government Securities
Variable Amount Master Demand Notes
When-Issued & Delayed Delivery Securities
Writing Covered Call Options

                     MONDRIAN INTERNATIONAL STOCK PORTFOLIO
                 (FORMERLY LAZARD INTERNATIONAL STOCK PORTFOLIO)

Investors who want more information about the Fund can obtain the SAI that provides more detailed information on a number of topics and is made a part of this prospectus. Additional information about the Fund's investments is available in its annual and semi-annual reports to shareholders. The Fund's annual report provides a discussion of the market conditions and investment strategies that particularly affected the Fund's performance over the past fiscal year. These documents are free of charge. To obtain a copy, or ask other questions about the Fund, do one of the following:

--------------------------------------------------------------------------------
                             CALL -- 1-800-842-9368
--------------------------------------------------------------------------------
    WRITE--TRAVELERS LIFE & ANNUITY, P.O. BOX 990009,HARTFORD, CT 06199-0009
--------------------------------------------------------------------------------
      ACCESS THE EDGAR DATABASE ON THE SEC'S WEBSITE -- HTTP://WWW.SEC.GOV
--------------------------------------------------------------------------------

Investors may also review or copy the above referenced documents at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the reference room may be obtained by calling the SEC at 1-202-942-8090. These documents may also be obtained, for a duplicating fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102, or by sending an e-mail request to publicinfo@sec.gov.

The Fund's SAI and shareholder reports are not available on a website because the Fund does not currently maintain a consumer website as Fund shares are only offered to separate accounts of the insurance companies listed on the cover.


 (1940 Act # 811-6465)









L-19960                                                                 May 2005

                           THE TRAVELERS SERIES TRUST:
                          MFS MID CAP GROWTH PORTFOLIO

                       GOAL -- LONG-TERM GROWTH OF CAPITAL







Fund shares are offered only to separate accounts of The Travelers Insurance Company, The Travelers Life and Annuity Company or to separate accounts of affiliated companies (together, "The Companies"). The Fund serves as a funding option for certain variable annuity and variable life insurance contracts issued by The Companies.




                                  ONE CITYPLACE
                           HARTFORD, CONNECTICUT 06103
                            TELEPHONE 1-800-842-9368

                                   PROSPECTUS

                                  May [ ], 2005




TABLE OF CONTENTS

Goals and Investments ......................................................   1
Fund Performance ...........................................................   2
Fees and Expenses ..........................................................   2
Investments and Practices ..................................................   3
Management .................................................................   5
   Investment Adviser ......................................................   5
   The Subadviser and Portfolio Managers ...................................   5
   Transfer Agent and Fund Administrator
 Shareholder Transactions and Pricing ......................................   5
 Tax Consequences of Dividends and
    Distributions ..........................................................   6
  Financial Highlights .....................................................   8
 Appendix .................................................................. A-1

 -------------------------------------------------------------------------------

 THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED THE FUND'S SHARES AS AN INVESTMENT AND HAS NOT DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS AGAINST THE LAW FOR ANYONE TO TELL YOU OTHERWISE. AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

 -------------------------------------------------------------------------------

                          MFS MID CAP GROWTH PORTFOLIO
                              Goals and Investments


FUND'S OBJECTIVE:      Long-term growth of capital


KEY INVESTMENTS:       Equity securities of companies with
                       medium market capitalization



-----------------------------------------------------------
   INVESTMENT ADVISER:      Travelers Asset Management
                            International Company LLC
                            ("TAMIC")

   SUBADVISER:              Massachusetts Financial
                            Services ("MFS")

   TEAM OF PORTFOLIO        David E. Sette-Ducati
     MANAGERS:              Eric B. Fischman
                            Camille H. Lee
-----------------------------------------------------------


SELECTION PROCESS: The Fund normally invests at least 80% of its net assets in securities of medium-sized companies ("80% investment policy"). Medium-sized market capitalization companies are those with market capitalizations of at least $250 million but not exceeding the top range of the Russell Midcap(TM) Growth Index ($xx.x billion as of December 31, 2004) at the time of investment. The index is a widely recognized, unmanaged index of mid-cap common stock prices. The Fund's subadviser normally invests primarily in common stock and related securities, such as preferred stock, convertible securities, and depositary receipts of companies with above-average growth potential.

The Fund's investments may include securities traded in the over-the-counter markets, and it generally invests up to 20% of its net assets in foreign securities. The Fund may also invest in fixed-income securities, including up to 10% in lower-quality fixed-income securities and comparable unrated securities (commonly called, "junk bonds"). The Fund may establish short positions of up to 15% of its net assets in specific securities or stock indices.

The Fund's subadviser uses a bottom-up, as opposed to a top-down, investment style in managing the Fund. This means that securities are selected based on fundamental analysis (such as analysis of earnings, cash flows, competitive position and management abilities) performed by the Fund's portfolio manager and the subadviser's group of equity research analysts.


PRINCIPAL RISKS: The Fund is most subject to equities risk, where market values may change abruptly, sometimes unpredictably, and mid-cap company risk, where market values may be more erratic and stocks more thinly traded than the general market, and where companies may have limited product lines, history, or resources. Additionally, because the Fund is "non-diversified" and can invest a higher percentage of its assets in a limited number of companies, the performance of each holding may have a greater impact on the Fund's value and can add to the volatility of the Fund. The Fund is subject to short sales risk, where it may suffer a loss if it sells a security short and the value of the security rises rather than falls. The Fund is subject to foreign and emerging markets securities risks, where market values may be impacted by limited trading, currency exchange, political or economic instability, and other factors. The Fund is also subject to fixed-income securities risk, where market values move in the opposite direction of interest rates, and lower-quality fixed-income risk, where market values are subject to credit risks of issuers who may default or fail to make timely payments. For more information on the Fund's investments and related risks, please see "Investments and Practices," the Appendix to this prospectus and the SAI.

                                FUND PERFORMANCE

The chart and table below show how an investment in the Fund has varied over time. The returns shown assume that any dividends and distributions have been reinvested in the Fund. The returns are not reduced to reflect any variable annuity or insurance contract charges or fees that may be assessed by The Companies. The table compares the Fund's performance with the Russell 2000, the Lipper Mid Cap Stock and the Russell Mid Cap Growth Indices. The Indices are unmanaged and therefore do not incur the management and trading expenses that the Fund does. An investor cannot invest directly in an index. Past performance can give some indication of the Fund's risk, but does not guarantee future results.


                    YEAR-BY-YEAR % TOTAL RETURNS AS OF 12/31

            [The Data Below Represents a Chart in the Printed Piece]

            64.17     9.29    -23.62   -48.83     37.05
            ---------------------------------------------------
             '99      '00       '01      '02      '03      '04


---------------------------------------------------------------

   Best Quarter:                                         %
   Worst Quarter:                                        %

---------------------------------------------------------------

-----------------------------------------------------------------
         AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2004

                                                     Life of
                               1 year     5-year      Fund*
                             ---------------------- -----------
   MFS Mid Cap Growth
   Russell 2000
   Russell Mid Cap Growth

   * The fund commenced operations on March 23, 1998.
-----------------------------------------------------------------


                                FEES AND EXPENSES

The fees and expenses in the tables below are what you may pay if you buy and hold shares of the Fund, and are based on the Fund's latest fiscal year. These fees and expenses do not reflect any of the fees that may be assessed under the variable contract for which this Fund is an investment option. If such fees were included, your costs would be higher. You should consult your contract prospectus or disclosure document for information on contract fees.


      ----------------------------------------------------------------
      SHAREHOLDER FEES                                       N/A
      (PAID DIRECTLY FROM YOUR INVESTMENT).........
      ----------------------------------------------------------------
      ANNUAL FUND OPERATING EXPENSES
      (EXPENSES DEDUCTED FROM FUND ASSETS)*
      ----------------------------------------------------------------
      Management Fees*.............................       0.7775%
      Distribution and Service (12b-1) Fees........         None
      Other Expenses**.............................             %
                                                      ----------------
      Total Annual Fund Operating Expenses***......             %

                                --------------

* Effective February 25, 2004, the Fund has a fee schedule that reduces the management fee payable on assets in excess of $600 million as follows:
      0.7775% on assets up to $600 million, 0.7525% on assets in excess of $600 million and up to and including $900 million, 0.7275% on assets in excess of $900 million up to and including $1.5 billion, 0.7025% on assets in excess of $1.5 billion up to and including $2.5 billion and 0.6525% on assets in excess of $2.5 billion. For purposes of meeting the various asset levels and determining an effective fee rate, the combined average daily net assets of (1) the Fund, (2) another portfolio of The Travelers Series Trust subadvised by MFS, and (3) a portfolio of another investment company for which an affiliate of TAMIC is investment adviser and MFS is subadviser are used in performing the calculation. The previous management fee schedule that went into effect on September 1, 2004, revised the management fee from 0.80% to a schedule that reduced the management pay fee payable on assets in excess of $600 million as follows: 0.800% on assets up to $600 million, 0.775% on assets in excess of $600 million and up to and including $900 million, 0.750% on assets in excess of $900 million up to and including $1.5 billion, 0.725% on assets in excess of $1.5 billion up to and including $2.5 billion and 0.675% on assets in excess of $2.5 billion. [For the year, the Fund paid a blended management fee of 0.xx%.]

** Other Expenses include a 0.06% administrative service fee the Fund pays The Travelers Insurance Company ("TIC").

*** TIC has an Expense Cap Agreement with the Fund to limit Total Annual Fund Operating Expenses to 1.00%. TIC may terminate the agreement with 60 days notice. As Total Annual Fund Operating Expenses are under that cap, no reimbursements are currently expected.

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, the investment has a 5% return each year and the Fund's operating expenses remain the same.

       1             3            5            10
      YEAR         YEARS        YEARS         YEARS
   -----------   ----------   -----------   ----------

               INVESTMENT OBJECTIVE, STRATEGIES AND RELATED RISKS

The Fund invests in various investments and other instruments subject to its investment policy, as described on page 1 of this prospectus, and in the SAI. The SAI also includes a description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities. The Fund may invest in various other types of securities and engage in other investment techniques and strategies that are not the principal focus of the Fund. Listed below is more information on the Fund's investments, its practices and related risks. For a complete list of all investments available to the Fund, please refer to the Appendix of this prospectus. For a free copy of the SAI, see the back cover of this prospectus. The Fund does not guarantee that it will reach its investment objective, and an investment in the Fund may lose money. When you sell your shares they may be worth more or less than what you paid for them.

INVESTMENT OBJECTIVE       The Fund's investment objective is not fundamental,
                           and its objective and investment policies may be changed by the Trust's Board of Trustees ("Board") without approval of shareholders or holders of variable annuity and variable life insurance contracts. A change in a Fund's investment objective or policies may result in the Fund having a different investment objective or policies from those that a policy owner selected as appropriate at the time of investment.

80% INVESTMENT POLICY      The Fund will notify shareholders at least 60 days'
                           prior to changing its 80% investment policy.

EQUITIES Equity securities include common and preferred stock, warrants, rights, depositary receipts and shares, trust certificates, and real estate instruments.

                           Equities are subject to market risk. Many factors affect the stock market prices and dividend payouts of equity investments. These factors include general business conditions, investor confidence in the economy, and current conditions in a particular industry or company. Each company determines whether or not to pay dividends on common stock. Equity securities are subject to financial risks relating to the issuer's earning stability and overall financial soundness. Smaller and emerging growth companies are particularly sensitive to these factors.

FIXED-INCOME INVESTMENTS   Fixed-income securities include U.S. Government
                           obligations, certificates of deposit, and short-term money market instruments. Fixed-income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

                           The value of debt securities varies inversely with interest rates. This means generally that the value of these investments increases as interest rates fall and decreases as interest rates rise. Yields from short-term securities normally may be lower than yields from longer-term securities. A bond's price is affected by the credit quality of its issuer. An issuer may not always make payments on a fixed income security. Some fixed income securities, such as mortgage-backed securities are subject to prepayment risk, which occurs when an issuer can prepay the principal owed on a security before its maturity.

                           If a security is issued by an agency, instrumentality or government-sponsored enterprise and not guaranteed by the U.S. Government, there is no assurance that the U.S. Government will support the credit of that security.

LOWER-QUALITY              High-yield, high-risk securities, commonly called
FIXED-INCOME SECURITIES    "junk bonds," are considered speculative. While
                           generally providing greater income than investments in higher-quality securities, these lower-quality securities will involve greater risk of principal and income than higher-quality securities (including the possibility of default or bankruptcy of the issuers of the security). Like other fixed-income securities, the value of high-yield securities will also fluctuate as interest rates change.

FOREIGN SECURITIES         An investment in foreign securities involves risk in
INVESTMENTS                addition to those of U.S. securities, including
                           possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. The Fund also bears
                           "information" risk associated with the different accounting, auditing, and financial reporting standards in many foreign countries. If a Fund invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets. Foreign securities may be less liquid than U.S. securities.

EMERGING MARKET            Emerging markets offer the potential of significant
INVESTMENTS                gains but also involve greater risks than investing
                           in more developed countries. Political or economic instability, lack of market liquidity and government actions, such as currency controls or seizure of private business or property, may be more likely in emerging markets.

DERIVATIVES AND HEDGING    Derivative contracts, such as futures and options on
TECHNIQUES                 securities, may be used for any of the following
                           purposes:

                           o To hedge against the economic impact of adverse changes in the market value of its securities, due to changes in stock market prices, currency exchange rates or interest rates

                           o        As a substitute for buying or selling
                                    securities

                           o        To enhance return

                           o Forward foreign currency contracts may be used to hedge against foreign currency exposure

                           Even a small investment in derivative contracts can have a big impact on a Fund's stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain when stock prices, currency rates or interest rates are changing. For a more complete description of derivative and hedging techniques and their associated risks, please refer to the SAI.

OTHER RISK FACTORS

SELECTION RISK             Fund investors are subject to selection risk in that
                           a strategy used, or stock selected, may fail to have the desired effect. Specifically, stocks believed to show potential for capital growth may not achieve that growth. Strategies or instruments used to hedge against a possible risk or loss may fail to protect against the particular risk or loss.

TEMPORARY DEFENSIVE        The Fund may depart from principal investment
POSITION                   strategies in response to adverse market, economic or
                           political conditions by taking a temporary defensive position by investing all or a substantial part of its assets in debt securities including lower-risk debt securities, and money market instruments. If a Fund takes a temporary defensive position, it may be unable to achieve its investment goal.

PORTFOLIO TURNOVER         The Fund may actively trade portfolio securities in
                           an attempt to achieve its investment objective.
                           Active trading will cause the Fund to have an increased portfolio turnover rate, which increases the Fund's trading costs and may have an adverse impact on the Fund's performance.

NON-DIVERSIFICATION        The Fund is not diversified, which means that it can
                           invest a higher percentage of its assets in any one issuer than a diversified fund. Being non-diversified may magnify the Fund's losses from adverse events affecting a particular issuer and increase the Fund's volatility.

                                   MANAGEMENT

INVESTMENT ADVISER

TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY LLC ("TAMIC") provides investment advice and, in general, supervises the management and investment program for the Fund. TAMIC employs a subadviser to manage the Fund's daily investment operations, subject to the supervision of the Board of Trustees and TAMIC.

TAMIC is a registered investment adviser that was incorporated in 1978. Its principal offices are located at 242 Trumbull Street, Hartford, Connecticut, and it is an indirect wholly owned subsidiary of Citigroup Inc. TAMIC also acts as an investment adviser or subadviser for:

       o   other investment companies used to fund variable products

       o   individual and pooled pension and profit-sharing accounts

       o domestic insurance companies affiliated with The Travelers Insurance Company (which is affiliated with TAMIC)

       o   nonaffiliated insurance companies

[For the year ended December 31, 2004, the Fund paid TAMIC 0.xx% of the Fund's average daily net assets.]

On January 31, 2005, Citigroup Inc. ("Citigroup") announced that it has reached an agreement with MetLife, Inc. ("MetLife") to sell Citigroup's life insurance and annuity businesses ("Travelers Life & Annuity") to MetLife. As part of this transaction, Travelers Asset Management International Company LLC ("TAMIC"), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of MetLife. TAMIC is the investment adviser to the MFS Mid Cap Growth Portfolio.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. The transaction is expected to close this summer.

In connection with this transaction, the Trust's Board of Trustees will be asked to approve new investment advisory and administrative services contracts, and, to the extent required by law, variable annuity and variable life contract owners, who beneficially own the shares of the funds, will be asked to approve new investment advisory agreements.

THE SUBADVISER AND PORTFOLIO MANAGERS

The subadviser is Massachusetts Financial Services ("MFS"), 500 Boylston Street, Boston, MA. TAMIC pays a subadvisory fee to MFS. MFS also acts as an investment adviser to other investment companies not affiliated with the Fund, as well as to individual, corporate, charitable and retirement accounts.

A team of portfolio managers has managed the Fund since 2002. The team is currently comprised of David E. Sette-Ducati, an MFS Senior Vice President, and Eric B. Fischman, and Camille H. Lee, each a Vice President of MFS. Mr. Sette-Ducati has employed in the investment management area of MFS since 1995 and been managing the Fund since 2001. Mr. Fischman has been employed in the investment management area of MFS since 2000 and managing the Fund since 2002. Ms. Lee has been employed in the investment management area of MFS since 2000 and managing the Fund since July 1, 2004. Prior to joining MFS, Mr. Fischman was an equity research analyst for State Street Research and Ms. Lee was a Vice President and Research Analyst at SG Cowen Securities Corp.

Additional information about [the/each] Portfolio Manager's compensation, other accounts managed by [the/each] Portfolio Manager and [the/each] Portfolio Manager's ownership of securities in the Fund is contained in the SAI.

                      TRANSFER AGENT AND FUND ADMINISTRATOR

TRANSFER AGENT

Citicorp Trust Bank, fsb, a subsidiary of Citigroup, serves as the Fund's transfer agent ("transfer agent"). The transfer agent has entered into a sub-transfer agency agreement with PFPC Inc. to serve as the Fund's sub-transfer agent and perform certain recordkeeping and accounting services.

RECENT DEVELOPMENTS

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (SEC) has notified Citigroup Asset Management (CAM), the Citigroup business unit that includes the funds' investment manager and other investment advisory companies; Citicorp Trust Bank
(CTB), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor's business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made. As previously disclosed, CAM has already paid the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM's initiation and operation of, and compensation for, the transfer agent business and CAM's retention of, and agreements with, the subcontractor.

Travelers Life & Annuity ("TL&A") and CAM reviewed the adequacy and accuracy of the disclosure provided to the TL&A fund boards at the time the revised transfer agency arrangement was discussed with the boards and concluded that the transfer agency fees paid by the funds that did not have expense caps in effect to CTB for the period from June 1,1999 to August 23, 2004 should be reimbursed with interest to the funds. The reimbursement occurred on November 1, 2004.

Citigroup is cooperating fully in the SEC's investigation and is seeking to resolve the matter in discussions with the SEC Staff. On January 20, 2005, Citigroup stated that it had established an aggregate reserve of $196 million ($25 million in the third quarter of 2004 and $171 million in the fourth quarter of 2004) related to its discussions with the SEC Staff. Settlement negotiations are ongoing and any settlement of this matter with the SEC will require approval by the Citigroup Board and acceptance by the Commission.

Unless and until any settlement is consummated, there can be no assurance that any amount reserved by Citigroup will be distributed. Nor is there at this time any certainty as to how the proceeds of any settlement would be distributed, to whom any such distribution would be made, the methodology by which such distribution would be allocated, and when such distribution would be made.

Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds.

FUND ADMINISTRATOR

The Travelers Insurance Company ("TIC") serves as the Fund's administrator. TIC has entered into a sub-administrative service agreement with Smith Barney Fund Management LLC ("SBFM"), an indirect wholly-owned subsidiary of Citigroup, to perform the Fund's pricing and bookkeeping services.

                      SHAREHOLDER TRANSACTIONS AND PRICING

Fund shares are currently sold only to insurance company separate accounts in connection with the variable annuity and variable life insurance contracts issued by The Companies. The term "shareholder" as used in this prospectus refers to any insurance company separate account that may use Fund shares as a funding option now or in the future. Fund shares are not sold to the general public. Fund shares are sold on a continuing basis without a sales charge at the net asset value next computed after the Fund's custodian receives payment. The separate accounts, to which shares are sold, however, may impose sales and other charges, as described in the appropriate contract prospectus.

The Fund currently issues only one class of shares. All shares participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued for the consideration described in the prospectus, shares are fully paid and nonassessable by the Fund. Shares are redeemable, transferable and freely assignable as collateral. (See your contract prospectus for a discussion of voting rights applicable to purchasers of variable annuity and variable life insurance contracts.)

PRICING OF FUND SHARES

The offering price of Fund shares is the net asset value or NAV of a single share. Normally NAV is computed as of the close of regular trading (generally, 4:00 p.m. Eastern time) each day the New York Stock Exchange ("NYSE") is open. NAV is calculated by adding the value of a Fund's investments, cash and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

The Fund's assets are valued primarily based on market value. For securities traded on an exchange, the market value is determined by the closing sale or official closing price on that exchange. For securities that are not exchange traded, or exchange closing prices are unavailable, the market value is typically determined by third party pricing services using a variety of pricing techniques and methodologies. Additionally, if the pricing services are unable to supply a price, or a price is deemed to be unreliable, the value may be determined based on quotations received from one or more brokers/dealers that make a market in the security. Short-term money market instruments with remaining maturities of sixty days or less are valued using the amortized-cost method. This method approximates market value and minimizes the effect of changes in a security's market value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded; the value is then converted into U.S. dollars from the local currency.

In cases where market prices or quotations are not readily available or are deemed unreliable, or if a significant event has occurred between the time at which a market price is determined and the time at which the Fund's NAV is calculated, an asset may be valued at "fair value" as determined in good faith in accordance with procedures adopted by the Trust's Board of Trustees ("Board"). In particular, the value of foreign securities may be materially affected by events occurring after the close of the market used to determine the securities' value, but before the Fund's NAV is calculated. The Fund uses a fair value model developed by a pricing service to value foreign equity securities on days when there has been more than a certain percentage change in the value of a domestic equity security index. Such percentage may be changed from time to time.

The use of fair value to price securities involves greater reliance on judgment than pricing securities based on readily available market quotations. When the Fund uses fair value to price securities, it may value those securities higher or lower than another fund using market quotations or its own fair value method. Additionally, there can be no assurance that the Fund will be able to obtain the fair value assigned to a security upon the sale of that security.

Foreign markets may be open on days when U.S. markets are closed. Accordingly, the value of foreign securities owned by the Fund could change on days when you cannot purchase or redeem shares of the Fund.

PURCHASES AND REDEMPTIONS

Owners of variable annuity or variable life insurance contracts should follow the purchase and redemption procedures described in your contract prospectus. The following is general information with regard to purchases and redemptions of Fund shares by insurance company separate accounts.

Fund shares are purchased and redeemed at the NAV next determined after the Fund receives a purchase or redemption order. NAVs are adjusted for fractions of a cent. Upon redemption, a shareholder may receive more or less than the amount paid at the time of purchase, depending upon changes in the value of the Fund's investment portfolio between purchase and redemption.

The Fund computes the NAV for purchases and redemptions as of the close of the Exchange on the day that the Fund has received all proper documentation from the shareholder. Redemption proceeds are normally wired or mailed either the same or the next business day, but not more than seven days later.

The Fund retains the right to refuse a purchase order. The Fund may temporarily suspend the redemption rights or postpone payments when the Exchange is closed (other than on weekends and holidays), when trading on the Exchange is restricted, or when permitted by the SEC.

FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and sales of Fund shares resulting from purchase, exchange or withdrawal transactions by certain owners of variable annuity and variable life insurance contracts ("contract owners") may harm other contract owners in various ways. These include: (1) dilution of the interests of long-term contract owners where frequent traders attempt to take advantage of market fluctuations that are not fully reflected in the Fund's NAV; (2) disruption of ordinary portfolio management, such as by necessitating that the Fund maintain a cash level higher than would otherwise be necessary or that the Fund sell securities prematurely or at inopportune times in order to generate cash to meet redemption requests; and (3) increased Fund costs, such as brokerage commissions.

However, the Fund's shares are offered exclusively to separate accounts of the Companies, and the Fund generally has little or no access to the transaction records of individual contract owners whose assets are invested in the separate accounts. Nonetheless, the Trust's Board of Trustees has adopted policies and procedures to discourage market timing while taking these circumstances into account. Specifically, the policies and procedures require that the Fund request written certifications from each Company at least annually specifying that: (1) the Company has instituted policies and procedures reasonably designed to detect and deter the use of the separate accounts for frequent trading; (2) the Company's policies and procedures address the level of trading that will be considered excessive and the Company monitors contract owner transactions to identify excessive trading; and (3) the Company applies such procedures uniformly.

The applicable variable annuity or variable life insurance contract prospectus contains a more detailed description of the Companies' policies and procedures with respect to frequent trading. There is significant risk that the policies and procedures of the Fund and the Companies will prove ineffective and that excessive trading in Fund shares will occur. The Fund may alter its policies and procedures at any time without prior notice to shareholders or contract owners.

                 TAX CONSEQUENCES OF DIVIDENDS AND DISTRIBUTIONS

Capital gains and dividends are reinvested in additional Fund shares, without a sales charge. The Fund expects that Fund shares will be held under a variable annuity or variable life insurance contract. Under current tax law, distributions that are left to accumulate in the variable annuity or life insurance contract are not subject to federal income tax until they are withdrawn from the contract. Contract purchasers should review the accompanying contract prospectus for a discussion of the tax treatment applicable to variable annuity or variable life insurance contracts.

The Fund intends to make distributions of income and capital gains in order to qualify each year as a regulated company under Subchapter M of the Internal Revenue Code. Further, the Fund intends to meet certain diversification requirements applicable to mutual funds underlying variable insurance products.

                              FINANCIAL HIGHLIGHTS
                          MFS MID CAP GROWTH PORTFOLIO

The financial highlights table provides information to help you understand the Fund's financial performance for the past 5 years. Certain information presents financial results for a single Fund share. The total returns in the table represent the rate that a Fund investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The expenses reflected in the table do not reflect any expenses associated with variable contracts such as administrative fees, account charges and surrender charges. If those expenses were included, the expenses shown in the table would be higher and the total returns would be lower. The information was audited by KPMG LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report to shareholders, which is available upon request.


                                                                          YEAR ENDED DECEMBER 31,
                                                ----------------------------------------------------------------------------
                                                     2004            2003         2002(1)         2001(1)        2000(1)
                                                ---------------- -------------- -------------   ------------   -------------
NET ASSET VALUE, BEGINNING OF YEAR...........                    $        5.02  $       9.81    $     16.75    $      16.43
INCOME (LOSS) FROM OPERATIONS:
   Net investment loss (2)...................                            (0.03)        (0.04)         (0.06)          (0.05)
   Net realized and unrealized gain (loss)...                             1.89         (4.75)         (3.90)           1.69
                                                ---------------- -------------- -------------   ------------   -------------
Total Income (Loss) From Operations..........                             1.86         (4.79)         (3.96)           1.64
                                                ---------------- -------------- -------------   ------------   -------------
LESS DISTRIBUTIONS FROM:
   Net realized gains........................                               --            --          (2.98)          (1.32)
Total Distributions..........................                               --            --          (2.98)          (1.32)
                                                ---------------- -------------- -------------   ------------   -------------
NET ASSET VALUE, END OF YEAR.................                    $        6.88  $       5.02    $      9.81    $      16.75
                                                ---------------- -------------- -------------   ------------   -------------
 TOTAL RETURN (3).............................                            37.05%       (48.83)%       (23.62)%          9.29%
NET ASSETS, END OF YEAR (000'S)..............                    $     192,608  $    138,221    $   278,504    $    314,150
RATIOS TO AVERAGE NET ASSETS
   Expenses (2)(4)...........................                             0.92%         0.93%          0.92%           0.90%
   Net investment loss.......................                            (0.49)        (0.56)         (0.49)          (0.30)
PORTFOLIO TURNOVER RATE......................                               98%          167%            96%            143%


--------------
(1)  Per share amounts have been calculated using the average shares method.

(2)

(3) Performance figures may reflect fee waivers and or/expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced. Total returns do not reflect expenses associated with your variable contract such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.

(4) As a result of a voluntary expense limitation, the ratio of expenses (excluding interest expense) to average net assets will not exceed 1.00%.

                                    APPENDIX
                          MFS Mid Cap Growth Portfolio

The Fund invests in various instruments subject to its investment policy. The following techniques and practices are all available to the Fund, and are described together with their risks in the SAI.


INVESTMENT TECHNIQUE
--------------------
American Depositary Receipts
Bankers' Acceptances
Buying Put and Call Options
Certificates of Deposit
Commercial Paper
Convertible Securities
Debt Securities
Emerging Market Securities
Equity Securities
Floating & Variable Rate Instruments
Foreign Securities
Forward Contracts on Foreign Currency
Futures Contracts
High-Yield, High-Risk Bonds
Illiquid Securities
Index Futures Contracts
Investment Company Securities
Investment in Unseasoned Companies
Lending Portfolio Securities
Letters of Credit
Options on Foreign Currencies
Options on Index Futures Contracts
Options on Stock Indices
Real Estate-Related Instruments
Repurchase Agreements
Short Sales (including "Against the Box")
Short-Term Money Market Instruments
Temporary Bank Borrowing
U.S. Government Securities
Variable Amount Master Demand Notes
When-Issued & Delayed Delivery Securities
Writing Covered Call Options

                          MFS MID CAP GROWTH PORTFOLIO

Investors who want more information about the Fund can obtain the SAI that provides more detailed information on a number of topics and is made a part of this prospectus. Additional information about the Fund's investments is available in its annual and semi-annual reports to shareholders. The Fund's annual report provides a discussion of the market conditions and investment strategies that particularly affected the Fund's performance over the past fiscal year. These documents are free of charge. To obtain a copy, or ask other questions about the Fund, do one of the following:

--------------------------------------------------------------------------------
                             CALL -- 1-800-842-9368
--------------------------------------------------------------------------------
    WRITE--TRAVELERS LIFE & ANNUITY, P.O. BOX 990009,HARTFORD, CT 06199-0009
--------------------------------------------------------------------------------
      ACCESS THE EDGAR DATABASE ON THE SEC'S WEBSITE -- HTTP://WWW.SEC.GOV
--------------------------------------------------------------------------------

Investors may also review or copy the above referenced documents at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the reference room may be obtained by calling the SEC at 1-202-942-8090. These documents may also be obtained, for a duplicating fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102, or by sending an e-mail request to publicinfo@sec.gov.

The Fund's SAI and shareholder reports are not available on a website because the Fund does not currently maintain a consumer website as Fund shares are only offered to separate accounts of the insurance companies listed on the cover.

(1940 Act # 811-6465)







L-19962                                                                 May 2005

                           THE TRAVELERS SERIES TRUST:
                        MERCURY LARGE CAP CORE PORTFOLIO
               (FORMERLY, MERRILL LYNCH LARGE CAP CORE PORTFOLIO)


                        GOAL -- LONG-TERM CAPITAL GROWTH







Fund shares are offered only to separate accounts of The Travelers Insurance Company, The Travelers Life and Annuity Company or to separate accounts of affiliated companies (together, "The Companies"). The Fund serves as a funding option for certain variable annuity and variable life insurance contracts issued by The Companies.




                                  ONE CITYPLACE
                           HARTFORD, CONNECTICUT 06103
                            TELEPHONE 1-800-842-9368

                                   PROSPECTUS

                                  May [ ], 2005




TABLE OF CONTENTS

Goals and Investments ......................................................   2
Fund Performance ...........................................................   3
Fees and Expenses ..........................................................   3
Investment Objective, Strategies, and
   Related Risks ...........................................................   4
Management .................................................................   7
   Investment Adviser ......................................................   7
   The Subadviser and Portfolio Manager ....................................   7
   Transfer Agent and Fund Administrator ...................................   8
Shareholder Transactions and Pricing .......................................   9
Tax Consequences of Dividends and
   Distributions ...........................................................  10
Financial Highlights .......................................................  11
Appendix ................................................................... A-1

--------------------------------------------------------------------------------

 THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED THE FUND'S SHARES AS AN INVESTMENT AND HAS NOT DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS AGAINST THE LAW FOR ANYONE TO TELL YOU OTHERWISE. AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

--------------------------------------------------------------------------------

                        MERCURY LARGE CAP CORE PORTFOLIO
               (FORMERLY, MERRILL LYNCH LARGE CAP CORE PORTFOLIO)
                              Goals and Investments




FUND'S OBJECTIVE:       Long-term capital growth


KEY INVESTMENTS:        Equity securities


-----------------------------------------------------------
   INVESTMENT ADVISER:            Travelers Asset
                                  Management International
                                  Company LLC ("TAMIC")

   SUBADVISER:                    Merrill Lynch Investment
                                  Managers, L.P. ("MLIM")

   PORTFOLIO MANAGER:             Mr. Robert C. Doll, Jr.
-----------------------------------------------------------

SELECTION PROCESS: The Fund invests primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Normally, the Fund invests at least 80% of its assets in equity securities of large cap companies (the "80% Policy") selected from among those that are, at the time of purchase, included in the Russell 1000(R) Index (the "Index"). As of the Index's latest reconstitution, [date], it included companies with market capitalizations between $x.x billion and $xxx.x billion. The size of companies in the Index changes with market conditions and composition of the Index. The Fund uses an investment approach that blends growth (investing in equity securities that the subadviser believes have good prospects for earnings growth) and value (investing in equity securities that are priced below what the subadviser believes to be their worth) and will seek to outperform its benchmark index, the Russell 1000(R) Index.

The subadviser uses a quantitative model to look for companies that are consistent with the Fund's strategy. The model employs three filters in its initial screens:

        o   earnings momentum

        o   earnings surprise

        o   valuation

The subadviser looks for strong relative earnings growth, preferring internal growth and unit growth to growth resulting from a company's pricing structure. A company's stock price relative to its earnings and book value is also examined -- if the subadviser believes that a company is overvalued, the company will not be considered as an investment. After the initial screening is performed, the subadviser relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies the subadvisor believes have strong, sustainable earnings growth with current momentum at attractive price valuations.

In seeking to outperform the Fund's benchmark, the subadvisor reviews potential investments using certain criteria that are based on the securities in the benchmark index. These criteria currently include the following:

        o   Relative price to earnings and price to book ratios

        o   Stability and quality of earnings momentum and growth

        o   Weighted median market capitalization of the Fund's portfolio

        o Allocation among the economic sectors of the Fund's portfolio as compared to its benchmark index

        o   Weighted individual stocks within the applicable index

The Fund may invest up to 10% of its assets in securities that are traded on foreign securities exchanges or in foreign over-the-counter markets ("foreign securities"), including securities of foreign issuers that are represented by American Depositary Receipts ("ADRs").

PRINCIPAL RISKS: The Fund is most subject to market risk, where market values may go down, or change abruptly, and sometimes unpredictably. Another principal risk is selection risk, which is the risk that the securities the subadviser selects underperform the markets, the Fund's benchmark index, or other funds with comparable investment objectives and strategies. An additional principal risk is foreign securities risk, where limited trading, currency exchange, political or economic instability, and other factors may impact market values. The Fund cannot guarantee that it will achieve its objective. The value of your shares may fluctuate and you may lose money. For more information on the Fund's investments and related risks, please see "Investments and Practices," the Appendix to this prospectus and the SAI.

                                FUND PERFORMANCE

The chart and table below show how an investment in the Fund has varied over time. The returns shown assume that any dividends and distributions have been reinvested in the Fund. The returns are not reduced to reflect any variable insurance contract charges or fees that may be assessed by The Companies. The table compares the Fund's performance with a benchmark index, the Russell 1000(R) Index. The Index is unmanaged and therefore does not incur the management and trading expenses that the Fund does. An investor cannot invest directly in an index. Past performance can give some indication of the Fund's risk, but does not guarantee future results. On November 17, 2003, Merrill Lynch Investment Managers, L.P. succeeded Massachusetts Financial Services as subadviser to the Fund.


          YEAR-BY-YEAR % TOTAL RETURNS AS OF 12/31

          [The data below represent a bar chart in the printed report.]


            23.67      -5.58      -22.45     -25.14     21.16
--------------------------------------------------------------------------------
             '99        '00        '01        '02        '03        '04


---------------------------------------------------------------

   Best Quarter:                                         %
   Worst Quarter:                                        %

---------------------------------------------------------------

---------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2004
                                                    Life of
                             1 year     5 Year       Fund*
                           ----------- ---------- ------------
   ML Large Cap Core

   Russell 1000

   * The fund commenced operations on March 23, 1998.
---------------------------------------------------------------


                                FEES AND EXPENSES

The fees and expenses in the tables below are what you may pay if you buy and hold shares of the Fund, and are based on the Fund's latest fiscal year. These fees and expenses do not reflect any of the fees that may be assessed under the variable contract for which this Fund is an investment option. If such fees were included, your costs would be higher. You should consult your contract prospectus or disclosure document for information on contract fees.


          -------------------------------------------------------------
          SHAREHOLDER FEES
          (paid directly from your investment).........       N/A
          -------------------------------------------------------------
          ANNUAL FUND OPERATING EXPENSES
          (expenses deducted from Fund assets)*
          -------------------------------------------------------------
          Management Fees*.............................     0.775%
          Distribution and Service (12b-1) Fees........      None
          Other Expenses**.............................          %
                                                          -------------
          Total Annual Fund Operating Expenses***......          %

--------------

* Effective September 1, 2004, the fund has a fee schedule that reduces the management fee payable on assets in excess of $250 million as follows:
    0.775% on assets up to $250 million, 0.750% on assets in excess of $250 million and up to and including $500 million, 0.725% on assets in excess of $500 million and up to and including $1 billion. 0.70% on assets in excess of $1 billion and up to and including $2 billion and 0.65% on assets in excess of $2 billion. [For the year, the Fund paid a blended management fee of x.xx%.]

** Other Expenses include a 0.06% administrative service fee the Fund pays The Travelers Insurance Company ("TIC")

*** TIC has an expense cap agreement with the Fund to limit Total Annual
    Operating Expenses to 1.00%. TIC may terminate the agreement with 60 days notice. As Total Annual Operating Expenses are under that cap, no reimbursements are currently expected.

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, the investment has a 5% return each year and the Fund's operating expenses remain the same.

                 1             3            5            10
                YEAR         YEARS        YEARS         YEARS
              ---------    ----------    ---------    ----------

               INVESTMENT OBJECTIVE, STRATEGIES, AND RELATED RISKS

The Fund invests in various investments and other instruments subject to its investment policy as described on page 1 of this prospectus and in the SAI. The SAI also includes a description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities. The Fund may also invest in various other types of securities and engage in other investment techniques and strategies that are not the principal focus of the Fund. Such securities may include investment grade convertible securities, preferred stock, illiquid securities, and U.S. Government debt securities. Listed below is more information on the Fund's investments, its practices and related risks. For a complete list of all investments available to the Fund, please refer to the Appendix of this Prospectus. For a free copy of the SAI, see the back cover of this prospectus. The Fund does not guarantee that it will reach its investment objective, and an investment in the Fund may lose money. When you sell your shares they may be worth more or less than what you paid for them.

INVESTMENT OBJECTIVE              The Fund's investment objective is not
                                  fundamental, and its objective and investment policies may be changed by the Trust's Board of Trustees ("Board") without approval of shareholders or holders of variable annuity and variable life insurance contracts. A change in a Fund's investment objective or policies may result in the Fund having a different investment objective or policies from those that a policy owner selected as appropriate at the time of investment.

80% INVESTMENT POLICY             The Fund will notify shareholders at least 60
                                  days' prior to changing its 80% investment policy.

EQUITIES Equity securities include common and preferred stock, warrants, rights, depositary receipts and shares, trust certificates, and real estate instruments.

                                  Equities are subject to market risk. Many factors affect the stock market prices and dividend payouts of equity investments. These factors include general business conditions, investor confidence in the economy, and current conditions in a particular industry or company. Each company determines whether or not to pay dividends on common stock. Equity securities are subject to financial risks relating to the issuer's earning stability and overall financial soundness. Smaller and emerging growth companies are particularly sensitive to these factors.


SELECTION RISK                    Fund investors are subject to selection risk
                                  in that a strategy used, or stock selected, may fail to have the desired effect.
                                  Specifically, stocks believed to show
                                  potential for capital growth may not achieve that growth. Strategies or instruments used to hedge against a possible risk or loss may fail to protect against the particular risk or loss.

FOREIGN SECURITIES INVESTMENTS    An investment in foreign securities involves
                                  risk in addition to those of U.S. securities, including possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. The Fund also bears "information" risk associated with the different accounting, auditing, and financial reporting standards in many foreign countries. If the Fund invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets. Foreign securities may be less liquid than U.S. securities.

FIXED-INCOME INVESTMENTS          Fixed-income securities include U.S.
                                  Government obligations, certificates of
                                  deposit, and short-term money market
                                  instruments. Fixed-income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

                                  The value of debt securities varies inversely with interest rates. This means generally that the value of these investments increases as interest rates fall and decreases as interest rates rise. Yields from short-term securities normally may be lower than yields from longer-term securities. A bond's price is affected by the credit quality of its issuer. An issuer may not always make payments on a fixed income security. Some fixed income securities, such as mortgage-backed securities are subject to prepayment risk, which occurs when an issuer can prepay the principal owed on a security before its maturity.

                                  If a security is issued by an agency,
                                  instrumentality or government-sponsored
                                  enterprise and not guaranteed by the U.S.
                                  government, there is no assurance that the U.S. Government will support the credit of that security.

CONVERTIBLE SECURITIES            Convertibles are usually debt securities or
                                  preferred stocks that may be converted into common stock. They typically pay current income as either interest or dividends. A convertible's value usually reflects both the stream of income payments and the value of the underlying common stock. The market value of a convertible performs like a debt security, that is, if interest rates rise, the value of a convertible usually falls. As it is convertible into common stock, the convertible also has the same types of market and issuer risk as the underlying common stock.

DERIVATIVES AND HEDGING           Derivative contracts, such as futures and
TECHNIQUES                        options on securities, may be used for any of
                                  the following purposes:

                                  o  To hedge against the economic impact of
                                     adverse changes in the market value of its securities, due to changes in stock market prices, currency exchange rates or interest rates

                                  o  As a substitute for buying or selling
                                     securities

                                  o  To enhance return

                                  o Forward foreign currency contracts may be used to hedge against foreign currency exposure

                                  Even a small investment in derivative
                                  contracts can have a big impact on a Fund's stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain when stock prices, currency rates or interest rates are changing. For a more complete description of derivative and hedging techniques and their associated risks, please refer to the SAI.

WHEN ISSUED, DELAYED DELIVERY     An investment in when issued, delayed delivery
SECURITIES AND FORWARD            securities and forward commitments involves
COMMITMENTS                       the purchase or sale of securities by the Fund
                                  at an established price with payment and delivery taking place in the future. When the Fund purchases securities in these transactions, the Fund segregates liquid securities in an amount equal to the amount of its purchase commitments. These investments involve the risk that the security the Fund purchases will lose value prior to its delivery. There is also the risk that the security will not be issued or that the counter-party will not meet its obligation. If these events occur, the Fund loses the investment opportunity for the assets it has set aside to pay for the security and any gain in the security's price.

ILLIQUID SECURITIES               Illiquid securities are those that are not
                                  readily marketable. As such, they may not be disposed of easily and the price obtained may be less than would be obtained for a comparable more liquid security. Investment in such securities may restrict the ability of the portfolio to dispose of that investment in a timely fashion and for a fair price, as well as its ability to take advantage of market opportunities.

BORROWING AND LEVERAGE            Borrowing may exaggerate changes in the net
                                  asset value of the Fund's shares and in the return on the portfolio, as well as increasing interest expense and other costs, thereby reducing the Fund's return.

SECURITIES LENDING                Securities lending involves the risk that the
                                  borrower may fail to return the securities in a timely manner or at all, or that the value of the collateral provided against the securities loaned falls. These events could result in a loss to the Fund and a delay in recovering the loaned securities and may trigger adverse tax consequence for the Fund.

TEMPORARY DEFENSIVE POSITION      The Fund may depart from principal investment
                                  strategies in response to adverse market, economic or political conditions by taking a temporary defensive position by investing all or a substantial part of its assets in debt securities including lower-risk debt securities, and money market instruments. If a Fund takes a temporary defensive position, it may be unable to achieve its investment goal.

PORTFOLIO TURNOVER                The Fund may actively trade portfolio
                                  securities in an attempt to achieve its
                                  investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate, which increases the Fund's trading costs and may have an adverse impact on the Fund's performance.

                                   MANAGEMENT

INVESTMENT ADVISER

TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY LLC ("TAMIC") provides investment advice and, in general, supervises the management and investment program for the Fund. TAMIC employs a subadviser to manage the Fund's daily investment operations, subject to the supervision of the Board of Trustees and TAMIC.

TAMIC is a registered investment adviser that was incorporated in 1978. Its principal offices are located at 242 Trumbull Street, Hartford, Connecticut, and it is an indirect wholly owned subsidiary of Citigroup Inc. TAMIC also acts as an investment adviser or subadviser for:

        o   other investment companies used to fund variable products

        o   individual and pooled pension and profit-sharing accounts

        o domestic insurance companies affiliated with The Travelers Insurance Company (which is affiliated with TAMIC)

        o   nonaffiliated insurance companies

[For the year ended December 31, 2004, the Fund paid TAMIC x.xx% of the Fund's average daily net assets.]

On January 31, 2005, Citigroup Inc. ("Citigroup") announced that it has reached an agreement with MetLife, Inc. ("MetLife") to sell Citigroup's life insurance and annuity businesses ("Travelers Life & Annuity") to MetLife. As part of this transaction, Travelers Asset Management International Company LLC ("TAMIC"), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of MetLife. TAMIC is the investment adviser to the Mercury Large Cap Core Portfolio.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. The transaction is expected to close this summer.

In connection with this transaction, the Trust's Board of Trustees will be asked to approve new investment advisory and administrative services contracts, and, to the extent required by law, variable annuity and variable life contract owners, who beneficially own the shares of the funds, will be asked to approve new investment advisory agreements.

THE SUBADVISER AND PORTFOLIO MANAGER

The subadviser is Merrill Lynch Investment Managers, L.P. ("MLIM"), 800 Scudders Mill Road, Princeton, N.J. TAMIC pays a subadvisory fee to MLIM. MLIM is a wholly owned subsidiary of Merrill Lynch & Co., Inc ("Merrill Lynch"). Founded in 1885, Merrill Lynch is a leading global financial management and advisory company. MLIM was established in 1976 to provide an array of investment products to retail and institutional clients. As of December 31, 2004, MLIM had assets under management of approximately $496 billion worldwide.

Day to day management of the Fund is the responsibility of Robert C. Doll, President and Chief Investment Officer of MLIM since September 2001. Mr. Doll joined Merrill Lynch in June 1999 as Chief Investment Officer for Equities and was promoted to Global Chief Investment Officer in November 1999. Prior to joining Merrill Lynch, Mr. Doll was Chief Investment Officer of OppenheimerFunds, Inc. Mr. Doll is supported by an investment team of professionals.

Additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager and the Portfolio Manager's ownership of securities in the Fund is contained in the SAI.

                      TRANSFER AGENT AND FUND ADMINISTRATOR

TRANSFER AGENT

Citicorp Trust Bank, fsb, a subsidiary of Citigroup, serves as the Fund's transfer agent ("transfer agent"). The transfer agent has entered into a sub-transfer agency agreement with PFPC Inc. to serve as the Fund's sub-transfer agent and perform certain recordkeeping and accounting services.

RECENT DEVELOPMENTS

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (SEC) has notified Citigroup Asset Management (CAM), the Citigroup business unit that includes the funds' investment manager and other investment advisory companies; Citicorp Trust Bank
(CTB), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor's business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made. As previously disclosed, CAM has already paid the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM's initiation and operation of, and compensation for, the transfer agent business and CAM's retention of, and agreements with, the subcontractor.

Travelers Life & Annuity ("TL&A") and CAM reviewed the adequacy and accuracy of the disclosure provided to the TL&A fund boards at the time the revised transfer agency arrangement was discussed with the boards and concluded that the transfer agency fees paid by the funds that did not have expense caps in effect to CTB for the period from June 1, 1999 to August 23, 2004 should be reimbursed with interest to the funds. The reimbursement occurred on November 1, 2004.

Citigroup is cooperating fully in the SEC's investigation and is seeking to resolve the matter in discussions with the SEC Staff. On January 20, 2005, Citigroup stated that it had established an aggregate reserve of $196 million ($25 million in the third quarter of 2004 and $171 million in the fourth quarter of 2004) related to its discussions with the SEC Staff. Settlement negotiations are ongoing and any settlement of this matter with the SEC will require approval by the Citigroup Board and acceptance by the Commission.

Unless and until any settlement is consummated, there can be no assurance that any amount reserved by Citigroup will be distributed. Nor is there at this time any certainty as to how the proceeds of any settlement would be distributed, to whom any such distribution would be made, the methodology by which such distribution would be allocated, and when such distribution would be made.

Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds.

FUND ADMINISTRATOR

The Travelers Insurance Company ("TIC") serves as the Fund's administrator. TIC has entered into a sub-administrative service agreement with Smith Barney Fund Management LLC ("SBFM"), an indirect wholly-owned subsidiary of Citigroup, to perform the Fund's pricing and bookkeeping services.

                      SHAREHOLDER TRANSACTIONS AND PRICING

Fund shares are currently sold only to insurance company separate accounts in connection with the variable annuity and variable life insurance contracts issued by The Companies. The term "shareholder" as used in this prospectus refers to any insurance company separate account that may use Fund shares as a funding option now or in the future. Fund shares are not sold to the general public. Fund shares are sold on a continuing basis without a sales charge at the net asset value next computed after the Fund's custodian receives payment. The separate accounts, to which shares are sold, however, may impose sales and other charges, as described in the appropriate contract prospectus.

The Fund currently issues only one class of shares. All shares participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued for the consideration described in the prospectus, shares are fully paid and nonassessable by the Fund. Shares are redeemable, transferable and freely assignable as collateral. (See the accompanying separate account prospectus for a discussion of voting rights applicable to purchasers of variable annuity and variable life insurance contracts.)

PRICING OF FUND SHARES

The offering price of Fund shares is the net asset value or NAV of a single share. Normally NAV is computed as of the close of regular trading (generally, 4:00 p.m. Eastern time) each day the New York Stock Exchange ("NYSE") is open. NAV is calculated by adding the value of a Fund's investments, cash and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

The Fund's assets are valued primarily based on market value. For securities traded on an exchange, the market value is determined by the closing sale or official closing price on that exchange. For securities that are not exchange traded, or exchange closing prices are unavailable, the market value is typically determined by third party pricing services using a variety of pricing techniques and methodologies. Additionally, if the pricing services are unable to supply a price, or a price is deemed to be unreliable, the value may be determined based on quotations received from one or more brokers/dealers that make a market in the security. Short-term money market instruments with remaining maturities of sixty days or less are valued using the amortized-cost method. This method approximates market value and minimizes the effect of changes in a security's market value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded; the value is then converted into U.S. dollars from the local currency.

In cases where market prices or quotations are not readily available or are deemed unreliable, or if a significant event has occurred between the time at which a market price is determined and the time at which the Fund's NAV is calculated, an asset may be valued at "fair value" as determined in good faith in accordance with procedures adopted by the Trust's Board of Trustees ("Board"). In particular, the value of foreign securities may be materially affected by events occurring after the close of the market used to determine the securities' value, but before the Fund's NAV is calculated. The Fund uses a fair value model developed by a pricing service to value foreign equity securities on days when there has been more than a certain percentage change in the value of a domestic equity security index. Such percentage may be changed from time to time.

The use of fair value to price securities involves greater reliance on judgment than pricing securities based on readily available market quotations. When the Fund uses fair value to price securities, it may value those securities higher or lower than another fund using market quotations or its own fair value method. Additionally, there can be no assurance that the Fund will be able to obtain the fair value assigned to a security upon the sale of that security.

Foreign markets may be open on days when U.S. markets are closed. Accordingly, the value of foreign securities owned by the Fund could change on days when you cannot purchase or redeem shares of the Fund.

PURCHASES AND REDEMPTIONS

Owners of variable annuity or variable life insurance contracts should follow the purchase and redemption procedures described in your contract prospectus. The following is general information with regard to purchases and redemptions of Fund shares by insurance company separate accounts.

Fund shares are purchased and redeemed at the NAV next determined after the Fund receives a purchase or redemption order. NAVs are adjusted for fractions of a cent. Upon redemption, a shareholder may receive more or less than the amount paid at the time of purchase, depending upon changes in the value of the Fund's investment portfolio between purchase and redemption.

The Fund computes the NAV for purchases and redemptions as of the close of the Exchange on the day that the Fund has received all proper documentation from the shareholder. Redemption proceeds are normally wired or mailed either the same or the next business day, but not more than seven days later.

The Fund retains the right to refuse a purchase order. The Fund may temporarily suspend the redemption rights or postpone payments when the Exchange is closed (other than on weekends and holidays), when trading on the Exchange is restricted, or when permitted by the SEC.

FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and sales of Fund shares resulting from purchase, exchange or withdrawal transactions by certain owners of variable annuity and variable life insurance contracts ("contract owners") may harm other contract owners in various ways. These include: (1) dilution of the interests of long-term contract owners where frequent traders attempt to take advantage of market fluctuations that are not fully reflected in the Fund's NAV; (2) disruption of ordinary portfolio management, such as by necessitating that the Fund maintain a cash level higher than would otherwise be necessary or that the Fund sell securities prematurely or at inopportune times in order to generate cash to meet redemption requests; and (3) increased Fund costs, such as brokerage commissions.

However, the Fund's shares are offered exclusively to separate accounts of the Companies, and the Fund generally has little or no access to the transaction records of individual contract owners whose assets are invested in the separate accounts. Nonetheless, the Trust's Board of Trustees has adopted policies and procedures to discourage market timing while taking these circumstances into account. Specifically, the policies and procedures require that the Fund request written certifications from each Company at least annually specifying that: (1) the Company has instituted policies and procedures reasonably designed to detect and deter the use of the separate accounts for frequent trading; (2) the Company's policies and procedures address the level of trading that will be considered excessive and the Company monitors contract owner transactions to identify excessive trading; and (3) the Company applies such procedures uniformly.

The applicable variable annuity or variable life insurance contract prospectus contains a more detailed description of the Companies' policies and procedures with respect to frequent trading. There is significant risk that the policies and procedures of the Fund and the Companies will prove ineffective and that excessive trading in Fund shares will occur. The Fund may alter its policies and procedures at any time without prior notice to shareholders or contract owners.

                 TAX CONSEQUENCES OF DIVIDENDS AND DISTRIBUTIONS

Capital gains and dividends are reinvested in additional Fund shares, without a sales charge. The Fund expects that Fund shares will be held under a variable annuity or variable life insurance contract. Under current tax law, distributions that are left to accumulate in the variable annuity or life insurance contract are not subject to federal income tax until they are withdrawn from the contract. Contract purchasers should review the accompanying contract prospectus for a discussion of the tax treatment applicable to variable annuity or variable life insurance contracts.

The Fund intends to make distributions of income and capital gains in order to qualify each year as a regulated company under Subchapter M of the Internal Revenue Code. Further, the Fund intends to meet certain diversification requirements applicable to mutual funds underlying variable insurance products.

                              FINANCIAL HIGHLIGHTS
                        Mercury Large Cap Core Portfolio
               (formerly, Merrill Lynch Large Cap Core Portfolio)

The financial highlights table provides information to help you understand the Fund's financial performance for the past 5 years. Certain information presents financial results for a single Fund share. The total returns in the table represent the rate that a Fund investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The expenses reflected in the table do not reflect any expenses associated with variable contracts such as administrative fees, account charges and surrender charges. If those expenses were included, the expenses shown in the table would be higher and the total returns would be lower. The information was audited by KPMG LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report to shareholders, which is available upon request.

                                                                            YEAR ENDED DECEMBER 31,
                                                  -----------------------------------------------------------------------------
                                                      2004         2003(1)           2002(1)          2001(1)        2000(1)
                                                  -------------  -------------   ----------------  --------------  ------------
NET ASSET VALUE, BEGINNING OF YEAR.............                         $6.52              $8.77          $12.15        $13.06
INCOME (LOSS) FROM OPERATIONS:
   Net investment income (loss) (3)............                          0.05               0.03            0.01         (0.01)
   Net realized and unrealized gain (loss).....                          1.33              (2.23)          (2.74)        (0.70)
                                                                 -------------   ----------------  --------------  ------------
Total Income (Loss) From Operations............                          1.38              (2.20)          (2.73)        (0.71)
                                                                 -------------   ----------------  --------------  ------------
LESS DISTRIBUTIONS FROM:
   Net investment income.......................                         (0.05)             (0.05)          (0.00)*          --
   Net realized gains..........................                            --                 --           (0.65)        (0.20)
                                                                 -------------   ----------------  --------------  ------------
Total Distributions............................                         (0.05)             (0.05)          (0.65)        (0.20)
                                                                 -------------   ----------------  --------------  ------------
NET ASSET VALUE, END OF YEAR...................                         $7.85              $6.52           $8.77        $12.15
TOTAL RETURN(2)................................                         21.16%            (25.14)%        (22.45)%       (5.58)%
NET ASSETS, END OF YEAR (000'S)................                      $115,200           $106,010        $165,928   $   222,953
RATIOS TO AVERAGE NET ASSETS
   Expenses (3)................................                          0.99%              0.94%           0.92%         0.94%
   Net investment income (loss)................                          0.67               0.44            0.10         (0.07)
 PORTFOLIO TURNOVER RATE.......................                           182%               104%             98%           86%

--------------
(1)  Per share amounts have been calculated using the average shares method.

(2) Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced. Total returns do not reflect expenses associated with your variable contract such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.

(3) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.00%.

*    Amount represents less than $0.01 per share.

                                    APPENDIX
                        Mercury Large Cap Core Portfolio
               (formerly, Merrill Lynch Large Cap Core Portfolio)

The Fund invests in various instruments subject to its investment policy. The following techniques and practices are all available to the Fund, and are described together with their risks in the SAI.

INVESTMENT TECHNIQUE
--------------------
American Depositary Receipts
Bankers' Acceptances
Buying Put and Call Options
Certificates of Deposit
Commercial Paper
Convertible Securities
Debt Securities
Emerging Market Securities
Equity Securities
Floating & Variable Rate Instruments
Foreign Securities
Forward Contracts on Foreign Currency
Futures Contracts
High-Yield, High-Risk Bonds
Illiquid Securities
Indexed Securities
Index Futures Contracts
Investment Company Securities
Investment in Unseasoned Companies
Lending Portfolio Securities
Letters of Credit
Options on Foreign Currencies
Options on Index Futures Contracts
Options on Stock Indices
Real Estate-Related Instruments
Repurchase Agreements
Short Sales "Against the Box"
Short-Term Money Market Instruments
Temporary Bank Borrowing
U.S. Government Securities
Variable Amount Master Demand Notes
When-Issued & Delayed Delivery Securities
Writing Covered Call Options

                        MERCURY LARGE CAP CORE PORTFOLIO
               (FORMERLY, MERRILL LYNCH LARGE CAP CORE PORTFOLIO)

Investors who want more information about the Fund can obtain the SAI that provides more detailed information on a number of topics and is made a part of this prospectus. Additional information about the Fund's investments is available in its annual and semi-annual reports to shareholders. The Fund's annual report provides a discussion of the market conditions and investment strategies that particularly affected the Fund's performance over the past fiscal year. These documents are free of charge. To obtain a copy, or ask other questions about the Fund, do one of the following:

--------------------------------------------------------------------------------
                             CALL -- 1-800-842-9368
--------------------------------------------------------------------------------
    WRITE--TRAVELERS LIFE & ANNUITY, P.O. BOX 990009,HARTFORD, CT 06199-0009
--------------------------------------------------------------------------------
      ACCESS THE EDGAR DATABASE ON THE SEC'S WEBSITE -- http://www.sec.gov
--------------------------------------------------------------------------------

Investors may also review or copy the above referenced documents at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the reference room may be obtained by calling the SEC at 1-202-942-8090. These documents may also be obtained, for a duplicating fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102, or by sending an e-mail request to publicinfo@sec.gov.

The Fund's SAI and shareholder reports are not available on a website because the Fund does not currently maintain a consumer website as Fund shares are only offered to separate accounts of the insurance companies listed on the cover.


(1940 Act # 811-6465)
































L-23067                                                                May, 2005

                           THE TRAVELERS SERIES TRUST:
                               MFS VALUE PORTFOLIO

               GOAL -- CAPITAL APPRECIATION AND REASONABLE INCOME







Fund shares are offered only to separate accounts of The Travelers Insurance Company, The Travelers Life and Annuity Company or to separate accounts of affiliated companies (together, "The Companies"). The Fund serves as a funding option for certain variable annuity and variable life insurance contracts issued by The Companies.




                                  ONE CITYPLACE
                           HARTFORD, CONNECTICUT 06103
                            TELEPHONE 1-800-842-9368

                                   PROSPECTUS

                                  May [ ], 2005




TABLE OF CONTENTS

Goals and Investments ......................................................   1
Fund Performance ...........................................................   2
Fees and Expenses ..........................................................   2
Investments and Practices ..................................................   3
Management .................................................................   5
   Investment Adviser ......................................................   5
   The Subadviser and Portfolio Manager ....................................   5
   Transfer Agent and Fund Administrator
Shareholder Transactions and Pricing .......................................   5
Tax Consequences of Dividends and
   Distributions ...........................................................   6
 Financial Highlights ......................................................   7
Appendix ................................................................... A-1

 -------------------------------------------------------------------------------

 THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED THE FUND'S SHARES AS AN INVESTMENT AND HAS NOT DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS AGAINST THE LAW FOR ANYONE TO TELL YOU OTHERWISE. AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

 -------------------------------------------------------------------------------

                               MFS VALUE PORTFOLIO
                              Goals and Investments




FUND'S OBJECTIVE:      Capital appreciation and reasonable
                       income

KEY INVESTMENTS:       Income producing securities of large
                       companies


-----------------------------------------------------------
   INVESTMENT ADVISER:      Travelers Asset Management
                            International Company LLC
                            ("TAMIC")

   SUBADVISER:              Massachusetts Financial
                            Services ("MFS")

   PORTFOLIO MANAGER:       Steven R. Gorham
                            Edward B. Baldini
-----------------------------------------------------------


SELECTION PROCESS: The Fund normally invests at least 65% of its net assets in income producing equity securities of companies that MFS believes are undervalued in the market relative to their long term potential. While the Fund may invest in companies of any size, the Fund generally focuses on undervalued companies with large market capitalizations. The equity securities of these companies may be undervalued because they are temporarily out of favor due to:

o    a decline in the market
o    poor economic conditions
o    the market has overlooked them
o developments that have affected or may affect the issuer of the securities or the issuer's industry


MFS uses a bottom-up, as opposed to a top-down, investment style in managing the Fund. This means that the securities are selected based upon fundamental analysis (such as analysis of earnings, cash flows, competitive position and management abilities) performed by the Fund's portfolio managers and MFS's large group of equity research analysts. The Fund may invest in foreign securities through which it may have exposure to foreign currencies.

PRINCIPAL RISKS: The Fund is most subject to equities risk, where market values may change abruptly, sometimes unpredictably. Other principal risks are interest rate risk because income producing equities may react like fixed-income securities to changes in interest rates, generally increasing in value when interest rates decrease and decreasing in value when interest rates increase. The Fund is also subject to foreign market securities risk. For more information on the Fund's investments and related risks, please see "Investments and Practices," the Appendix to this prospectus and the SAI.

                                FUND PERFORMANCE

The chart and table below show how an investment in the Fund has varied over time. The returns shown assume that any dividends and distributions have been reinvested in the Fund. The returns are not reduced to reflect any variable insurance contract charges or fees that may be assessed by The Companies. The table compares the Fund's performance with the Russell 1000 Value Index. The Index is unmanaged and therefore does not incur the same management and trading expenses as the Fund does. An investor cannot invest directly in an index. Past performance can give some indication of the Fund's risk, but does not guarantee future results.


                    YEAR-BY-YEAR % TOTAL RETURNS AS OF 12/31


            [The Data Below Represents a Chart in the Printed Piece]

            23.67    -5.58     1.00   -13.14     24.61
            ---------------------------------------------------
             '99      '00       '01      '02      '03      '04



---------------------------------------------------------------

   Best Quarter:                                         %
   Worst Quarter:                                        %

---------------------------------------------------------------

---------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2003

                                                    Life of
                             1 Year     5 Year       Fund*
                           ----------- ---------- ------------
   MFS Value Portfolio
   Russell 1000 Value

   * The fund commenced operations on July 20, 1998.
---------------------------------------------------------------


                                FEES AND EXPENSES

The fees and expenses in the tables below are what you may pay if you buy and hold shares of the Fund, and are based on the Fund's latest fiscal year. These fees and expenses do not reflect any of the fees that may be assessed under the variable contract for which this Fund is an investment option. If such fees were included, your costs would be higher. You should consult your contract prospectus or disclosure document for information on contract fees.


       -------------------------------------------------------------
       SHAREHOLDER FEES                                    N/A
       (PAID DIRECTLY FROM YOUR INVESTMENT).........
       -------------------------------------------------------------
       ANNUAL FUND OPERATING EXPENSES
       (EXPENSES DEDUCTED FROM FUND ASSETS)*
       -------------------------------------------------------------
       Management Fees*.............................      0.75%
       Distribution and Service (12b-1) Fees........      None
       Other Expenses**.............................          %
                                                       -------------
       Total Annual Fund Operating Expenses***......          %

* Effective September 1, 2004, the Fund has a fee schedule that reduces the management fee payable on assets in excess of $600 million as follows:
     0.75% on assets up to $600 million, 0.725% on assets in excess of $600 million and up to and including $900 million, 0.700% on assets in excess of $900 million up to and including $1.5 billion, 0.675% on assets in excess of $1.5 billion up to and including $2.5 billion and 0.625% on assets in excess of $2.5 billion. Effective February 25, 2005, for purposes of meeting the various asset levels and determining an effective fee rate, the combined average daily net assets of (1) the Fund, (2) another portfolio of The Travelers Series Trust subadvised by MFS, and (3) a portfolio of another investment company for which an affiliate of TAMIC is investment adviser and MFS is subadviser are used in performing the calculation. [For the year, the fund paid a blended management fee of .xx%.]

**Other Expenses include a 0.06% administrative services fee the Fund pays to The Travelers Insurance Company ("TIC").

*** TIC has an Expense Cap Agreement with the Fund to limit Total Annual Operating Expenses to 1.00%. TIC may terminate the agreement with 60 days notice. [As Total Annual Fund Operating Expenses are under that cap, no reimbursements are currently expected. / or amount ore reimbursement]

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, the investment has a 5% return each year and the Fund's operating expenses remain the same.


       1            3             5            10
     YEAR         YEARS         YEARS        YEARS
   ----------    ---------    ----------    ---------

               INVESTMENT OBJECTIVE, STRATEGIES AND RELATED RISKS

The Fund invests in various investments and other instruments subject to its investment policy as described on page 1 of this prospectus and in the SAI. The SAI also includes a description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities. The Fund may also invest in types of securities and engage in other investment techniques and strategies that are not the principal focus of the Fund. Listed below is more information on the Fund's investments, its practices and related risks. For a complete list of all investments available to the Fund, please refer to the Appendix of the prospectus. For a free copy of the SAI, see the back cover of this prospectus. The Fund does not guarantee that it will reach its investment objective, and an investment in the Fund may lose money. When you sell your shares they may be worth more or less than what you paid for them.

INVESTMENT OBJECTIVE       The Fund's investment objective is not fundamental,
                           and its objective and investment policies may be changed by the Trust's Board of Trustees ("Board") without approval of shareholders or holders of variable annuity and variable life insurance contracts. A change in a Fund's investment objective or policies may result in the Fund having a different investment objective or policies from those that a policy owner selected as appropriate at the time of investment.

EQUITIES Equity securities include common and preferred stock, warrants, rights, depositary receipts and shares, trust certificates, and real estate instruments.

                           Equities are subject to market risk. Many factors affect the stock market prices and dividend payouts of equity investments. These factors include general business conditions, investor confidence in the economy, and current conditions in a particular industry or company. Each company determines whether or not to pay dividends on common stock. The value of income producing equity securities can also fluctuate in response to interest rate changes. When rates rise, the value of the security may decrease and when rates fall, the value of the security may increase. Equity securities are subject to financial risks relating to the issuer's earning stability and overall financial soundness. Smaller and emerging growth companies are particularly sensitive to these factors.


FIXED-INCOME INVESTMENTS   Fixed-income securities include U.S. Government
                           obligations, certificates of deposit, and short-term money market instruments. Fixed-income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

                           The value of debt securities varies inversely with interest rates. This means generally that the value of these investments increases as interest rates fall and decreases as interest rates rise. Yields from short-term securities normally may be lower than yields from longer-term securities. A bond's price is affected by the credit quality of its issuer. An issuer may not always make payments on a fixed income security. Some fixed income securities, such as mortgage-backed securities are subject to prepayment risk, which occurs when an issuer can prepay the principal owed on a security before its maturity.

                           If a security is issued by an agency, instrumentality or government-sponsored enterprise and guaranteed by the U.S. Government, there is no assurance that the U.S. Government will support the credit of that security.

LOWER-QUALITY              High-yield, high-risk securities, commonly called
FIXED-INCOME SECURITIES    "junk bonds," are considered speculative. While
                           generally providing greater income than investments in higher-quality securities, these lower-quality securities involve greater risk of principal and income than higher-quality securities (including the possibility of default or bankruptcy of the issuers of the security). Like other fixed-income securities, the value of high-yield securities also fluctuates as interest rates change.

FOREIGN SECURITIES         An investment in foreign securities involves risk in
INVESTMENTS                addition to those of U.S. securities, including
                           possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. The Fund also bears
                           "information" risk associated with the different accounting, auditing, and financial reporting standards in many foreign countries. If a Fund invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets. Foreign securities may be less liquid than U.S. securities.

EMERGING MARKET            Emerging markets offer the potential of significant
INVESTMENTS                gains but also involve greater risks than investing
                           in more developed countries. Political or economic instability, lack of market liquidity and government actions, such as currency controls or seizure of private business or property, may be more likely in emerging markets.

DERIVATIVES AND HEDGING    Derivative contracts, such as futures and options on
TECHNIQUES                 securities, may be used for any of the following
                           purposes:



                           o To hedge against the economic impact of adverse changes in the market value of its securities, due to changes in stock market prices, currency exchange rates or interest rates

                           o        As a substitute for buying or selling
                                    securities

                           o        To enhance return

                           o Forward foreign currency contracts may be used to hedge against foreign currency exposure

                           Even a small investment in derivative contracts can have a big impact on a Fund's stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain when stock prices, currency rates or interest rates are changing. For a more complete description of derivative and hedging techniques and their associated risks, please refer to the SAI.

OTHER RISK FACTORS

SELECTION RISK             Fund investors are subject to selection risk in that
                           a strategy used, or stock selected, may fail to have the desired effect. Specifically, stocks believed to show potential for capital growth may not achieve that growth. Strategies or instruments used to hedge against a possible risk or loss may fail to protect against the particular risk or loss.

TEMPORARY DEFENSIVE        The Fund may depart from principal investment
POSITION                   strategies in response to adverse market, economic or
                           political conditions by taking a temporary defensive position by investing all or a substantial part of its assets in debt securities including lower-risk debt securities, and money market instruments. If a Fund takes a temporary defensive position, it may be unable to achieve its investment goal.

                                   MANAGEMENT

INVESTMENT ADVISER

TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY LLC ("TAMIC") provides investment advice and, in general, supervises the management and investment program for the Fund. TAMIC employs a subadviser to manage the Fund's daily investment operations, subject to the supervision of the Board of Trustees and TAMIC.

TAMIC is a registered investment adviser that was incorporated in 1978. Its principal offices are located at 242 Trumbull Street, Hartford, Connecticut, and it is an indirect wholly owned subsidiary of Citigroup Inc. TAMIC also acts as an investment adviser or subadviser for:

       o   other investment companies used to fund variable products

       o   individual and pooled pension and profit-sharing accounts

       o domestic insurance companies affiliated with The Travelers Insurance Company (which is affiliated with TAMIC)

       o   nonaffiliated insurance companies

For the year ended December 31, 2004, the Fund paid TAMIC 0.75% of the Fund's average daily net assets.

On January 31, 2005, Citigroup Inc. ("Citigroup") announced that it has reached an agreement with MetLife, Inc. ("MetLife") to sell Citigroup's life insurance and annuity businesses ("Travelers Life & Annuity") to MetLife. As part of this transaction, Travelers Asset Management International Company LLC ("TAMIC"), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of MetLife. TAMIC is the investment adviser to the MFS Value Portfolio.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. The transaction is expected to close this summer.

In connection with this transaction, the Trust's Board of Trustees will be asked to approve new investment advisory and administrative services contracts, and, to the extent required by law, variable annuity and variable life contract owners, who beneficially own the shares of the funds, will be asked to approve new investment advisory agreements.

THE SUBADVISER AND PORTFOLIO MANAGER

The subadviser is Massachusetts Financial Services ("MFS"), 500 Boylston Street, Boston, MA. TAMIC pays a subadvisory fee to MFS. MFS also acts as an investment adviser to other series of the Trust and to investment companies not affiliated with the Fund, as well as to individual, corporate, charitable and retirement accounts.

The Fund is managed by a team of portfolio managers. The team is currently comprised of Mr. Steven R. Gorham, a Senior Vice President of MFS and Mr. Edward
B. Baldini, a Vice President of MFS. Mr. Gorham has served as portfolio manager since January 2002 and has been in the investment management area of MFS since 1992. Mr. Baldini has served as portfolio manager since July 1, 2004 and has been in the investment management area of MFS since 2000. Prior to joining MFS, Mr. Baldini was a Senior Vice President at Scudder Kemper Investments.

Additional information about each Portfolio Manager's compensation, other accounts managed by each Portfolio Manager and each Portfolio Manager's ownership of securities in the Fund is contained in the SAI.

                      TRANSFER AGENT AND FUND ADMINISTRATOR

TRANSFER AGENT

Citicorp Trust Bank, fsb, a subsidiary of Citigroup, serves as the Fund's transfer agent ("transfer agent"). The transfer agent has entered into a sub-transfer agency agreement with PFPC Inc. to serve as the Fund's sub-transfer agent and perform certain recordkeeping and accounting services.

RECENT DEVELOPMENTS

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (SEC) has notified Citigroup Asset Management (CAM), the Citigroup business unit that includes the funds' investment manager and other investment advisory companies; Citicorp Trust Bank
(CTB), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor's business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made. As previously disclosed, CAM has already paid the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM's initiation and operation of, and compensation for, the transfer agent business and CAM's retention of, and agreements with, the subcontractor.

Travelers Life & Annuity ("TL&A") and CAM reviewed the adequacy and accuracy of the disclosure provided to the TL&A fund boards at the time the revised transfer agency arrangement was discussed with the boards and concluded that the transfer agency fees paid by the funds that did not have expense caps in effect to CTB for the period from June 1, 1999 to August 23, 2004 should be reimbursed with interest to the funds. The reimbursement occurred on November 1, 2004.

Citigroup is cooperating fully in the SEC's investigation and is seeking to resolve the matter in discussions with the SEC Staff. On January 20, 2005, Citigroup stated that it had established an aggregate reserve of $196 million ($25 million in the third quarter of 2004 and $171 million in the fourth quarter of 2004) related to its discussions with the SEC Staff. Settlement negotiations are ongoing and any settlement of this matter with the SEC will require approval by the Citigroup Board and acceptance by the Commission.

Unless and until any settlement is consummated, there can be no assurance that any amount reserved by Citigroup will be distributed. Nor is there at this time any certainty as to how the proceeds of any settlement would be distributed, to whom any such distribution would be made, the methodology by which such distribution would be allocated, and when such distribution would be made.

Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds.

FUND ADMINISTRATOR

The Travelers Insurance Company ("TIC") serves as the Fund's administrator. TIC has entered into a sub-administrative service agreement with Smith Barney Fund Management LLC ("SBFM"), an indirect wholly-owned subsidiary of Citigroup, to perform the Fund's pricing and bookkeeping services.

                      SHAREHOLDER TRANSACTIONS AND PRICING

Fund shares are currently sold only to insurance company separate accounts in connection with the variable annuity and variable life insurance contracts issued by The Companies. The term "shareholder" as used in this prospectus refers to any insurance company separate account that may use Fund shares as a funding option now or in the future. Fund shares are not sold to the general public. Fund shares are sold on a continuing basis without a sales charge at the net asset value next computed after the Fund's custodian receives payment. The separate accounts, to which shares are sold, however, may impose sales and other charges, as described in the appropriate contract prospectus.

The Fund currently issues only one class of shares. All shares participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued for the consideration described in the prospectus, shares are fully paid and nonassessable by the Fund. Shares are redeemable, transferable and freely assignable as collateral. (See your contract prospectus for a discussion of voting rights applicable to purchasers of variable annuity and variable life insurance contracts.)

PRICING OF FUND SHARES

The offering price of Fund shares is the net asset value or NAV of a single share. Normally NAV is computed as of the close of regular trading (generally, 4:00 p.m. Eastern time) each day the New York Stock Exchange ("NYSE") is open. NAV is calculated by adding the value of a Fund's investments, cash and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

The Fund's assets are valued primarily based on market value. For securities traded on an exchange, the market value is determined by the closing sale or official closing price on that exchange. For securities that are not exchange traded, or exchange closing prices are unavailable, the market value is typically determined by third party pricing services using a variety of pricing techniques and methodologies. Additionally, if the pricing services are unable to supply a price, or a price is deemed to be unreliable, the value may be determined based on quotations received from one or more brokers/dealers that make a market in the security. Short-term money market instruments with remaining maturities of sixty days or less are valued using the amortized-cost method. This method approximates market value and minimizes the effect of changes in a security's market value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded; the value is then converted into U.S. dollars from the local currency.

In cases where market prices or quotations are not readily available or are deemed unreliable, or if a significant event has occurred between the time at which a market price is determined and the time at which the Fund's NAV is calculated, an asset may be valued at "fair value" as determined in good faith in accordance with procedures adopted by the Trust's Board of Trustees ("Board"). In particular, the value of foreign securities may be materially affected by events occurring after the close of the market used to determine the securities' value, but before the Fund's NAV is calculated. The Fund uses a fair value model developed by a pricing service to value foreign equity securities on days when there has been more than a certain percentage change in the value of a domestic equity security index. Such percentage may be changed from time to time.

The use of fair value to price securities involves greater reliance on judgment than pricing securities based on readily available market quotations. When the Fund uses fair value to price securities, it may value those securities higher or lower than another fund using market quotations or its own fair value method. Additionally, there can be no assurance that the Fund will be able to obtain the fair value assigned to a security upon the sale of that security.

Foreign markets may be open on days when U.S. markets are closed. Accordingly, the value of foreign securities owned by the Fund could change on days when you cannot purchase or redeem shares of the Fund..

PURCHASES AND REDEMPTIONS

Owners of variable annuity or variable life insurance contracts should follow the purchase and redemption procedures described in your contract prospectus. The following is general information with regard to purchases and redemptions of Fund shares by insurance company separate accounts.

Fund shares are purchased and redeemed at the NAV next determined after the Fund receives a purchase or redemption order. NAVs are adjusted for fractions of a cent. Upon redemption, a shareholder may receive more or less than the amount paid at the time of purchase, depending upon changes in the value of the Fund's investment portfolio between purchase and redemption.

The Fund computes the NAV for purchases and redemptions as of the close of the Exchange on the day that the Fund has received all proper documentation from the shareholder. Redemption proceeds are normally wired or mailed either the same or the next business day, but not more than seven days later.

The Fund retains the right to refuse a purchase order. The Fund may temporarily suspend the redemption rights or postpone payments when the Exchange is closed (other than on weekends and holidays), when trading on the Exchange is restricted, or when permitted by the SEC.

FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and sales of Fund shares resulting from purchase, exchange or withdrawal transactions by certain owners of variable annuity and variable life insurance contracts ("contract owners") may harm other contract owners in various ways. These include: (1) dilution of the interests of long-term contract owners where frequent traders attempt to take advantage of market fluctuations that are not fully reflected in the Fund's NAV; (2) disruption of ordinary portfolio management, such as by necessitating that the Fund maintain a cash level higher than would otherwise be necessary or that the Fund sell securities prematurely or at inopportune times in order to generate cash to meet redemption requests; and (3) increased Fund costs, such as brokerage commissions.

However, the Fund's shares are offered exclusively to separate accounts of the Companies, and the Fund generally has little or no access to the transaction records of individual contract owners whose assets are invested in the separate accounts. Nonetheless, the Trust's Board of Trustees has adopted policies and procedures to discourage market timing while taking these circumstances into account. Specifically, the policies and procedures require that the Fund request written certifications from each Company at least annually specifying that: (1) the Company has instituted policies and procedures reasonably designed to detect and deter the use of the separate accounts for frequent trading; (2) the Company's policies and procedures address the level of trading that will be considered excessive and the Company monitors contract owner transactions to identify excessive trading; and (3) the Company applies such procedures uniformly.

The applicable variable annuity or variable life insurance contract prospectus contains a more detailed description of the Companies' policies and procedures with respect to frequent trading. There is significant risk that the policies and procedures of the Fund and the Companies will prove ineffective and that excessive trading in Fund shares will occur. The Fund may alter its policies and procedures at any time without prior notice to shareholders or contract owners.

                 TAX CONSEQUENCES OF DIVIDENDS AND DISTRIBUTIONS

Capital gains and dividends are reinvested in additional Fund shares, without a sales charge. The Fund expects that Fund shares will be held under a variable annuity or variable life insurance contract. Under current tax law, distributions that are left to accumulate in the variable annuity or life insurance contract are not subject to federal income tax until they are withdrawn from the contract. Contract purchasers should review the accompanying contract prospectus for a discussion of the tax treatment applicable to variable annuity or variable life insurance contracts.

The Fund intends to make distributions of income and capital gains in order to qualify each year as a regulated company under Subchapter M of the Internal Revenue Code. Further, the Fund intends to meet certain diversification requirements applicable to mutual funds underlying variable insurance products.

                              FINANCIAL HIGHLIGHTS
                               MFS Value Portfolio

The financial highlights table provides information to help you understand the Fund's financial performance for the past 5 years. Certain information presents financial results for a single Fund share. The total returns in the table represent the rate that a Fund investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The expenses reflected in the table do not reflect any expenses associated with variable contracts such as administrative fees, account charges and surrender charges. If those expenses were included, the expenses shown in the table would be higher and the total returns would be lower. The information was audited by KPMG LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report to shareholders, which is available upon request.


                                                                         YEAR ENDED DECEMBER 31,
                                                 --------------------------------------------------------------------------
                                                     2004            2003           2002          2001(1)       2000(1)
                                                 -------------   -------------  -------------   ------------  -------------
NET ASSET VALUE, BEGINNING OF YEAR............                   $     8.80     $      10.83    $     10.89   $      9.93
INCOME (LOSS) FROM OPERATIONS:
   Net investment income (2)..................                           0.13           0.12           0.11          0.11
   Net realized and unrealized gain (loss)....                           2.04          (1.53)         (0.00)*        1.02
                                                 -------------   -------------  -------------   ------------  ------------
Total Income (Loss) From Operations...........                           2.17           1.41           1.11          1.13
                                                 -------------   -------------  -------------   ------------  ------------
LESS DISTRIBUTIONS FROM:
   Net investment income......................                          (0.14)         (0.21)         (0.08)        (0.08)
   Net realized gains.........................                              --          (0.41)         (0.09)        (0.09)
                                                 -------------   -------------  -------------   ------------  ------------
Total Distributions...........................                          (0.14)         (0.62)         (0.17)        (0.17)
                                                 -------------   -------------  -------------   ------------  ------------
NET ASSET VALUE, END OF YEAR..................                   $      10.83   $       8.80    $     10.83   $     10.89
TOTAL RETURN (3)..............................                          24.61%        (13.14)%         1.00%        11.59%
NET ASSETS, END OF YEAR (000'S)...............                   $     40,128   $     30,980    $    32,295   $    23,326
RATIOS TO AVERAGE NET ASSETS:
   Expenses (2)(4)............................                           1.00%          1.00%          1.00%         1.00%
   Net investment income......................                           1.44           1.38           1.01          1.05
PORTFOLIO TURNOVER RATE.......................                             57%            60%           123%           54%

--------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) The Travelers Insurance Company has agreed to reimburse the Fund for expenses in the amounts of $xx,xxx, $26,185, $44,292, $28,095,and $15,528, for the years ended December 31, 2004, 2003, 2002, 2001, and 2000, respectively. If such expenses were not reimbursed, the per share decrease to net investment income and the actual expense ratios would have been as follows:


                        PER SHARE DECREASE                                       EXPENSE RATIO WITHOUT
                     IN NET INVESTMENT INCOME                                    EXPENSE REIMBURSEMENT
     --------------------------------------------------------- ----------------------------------------------------------
         2004        2003        2002        2001       2000      2004       2003        2002         2001        2000
         ----        ----        ----        ----       ----      ----       ----        ----         ----        ----
                    $0.01      $0.01       $0.01      $0.01                1.08%       1.13%        1.11%       1.07%

(3) Total returns do not reflect expenses associated with your variable contract such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.


(4) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.00%.

*    Amount represents less than $0.01 per share.

                                    APPENDIX
                               MFS Value Portfolio

The Fund invests in various instruments subject to its investment policy. The following techniques and practices are all available to the Fund, and are described together with their risks in the SAI.

INVESTMENT TECHNIQUE
--------------------
American Depositary Receipts
Asset-Backed Mortgage Securities
Bankers' Acceptances
Buying Put and Call Options
Certificates of Deposit
Commercial Paper
Convertible Securities
Corporate Asset-Backed Securities
Debt Securities
Emerging Market Securities
Equity Securities
Floating & Variable Rate Instruments
Foreign Securities
Forward Contracts on Foreign Currency
Futures Contracts
High-Yield, High-Risk Bonds
Illiquid Securities
Indexed Securities
Index Futures Contracts
Investment Company Securities
Investment in Unseasoned Companies
Lending Portfolio Securities
Letters of Credit
Loan Participations
Options on Foreign Currencies
Options on Index Futures Contracts
Options on Stock Indices
Other Direct Indebtedness
Real Estate-Related Instruments
Repurchase Agreements
Short Sales (including "Against the Box")
Short-Term Money Market Instruments
Swap Agreements
Temporary Bank Borrowing
U.S. Government Securities
Variable Amount Master Demand Notes
When-Issued & Delayed Delivery Securities
Writing Covered Call Options

                               MFS VALUE PORTFOLIO

Investors who want more information about the Fund can obtain the SAI that provides more detailed information on a number of topics and is made a part of this prospectus. Additional information about the Fund's investments is available in its annual and semi-annual reports to shareholders. The Fund's annual report provides a discussion of the market conditions and investment strategies that particularly affected the Fund's performance over the past fiscal year. These documents are free of charge. To obtain a copy, or ask other questions about the Fund, do one of the following:

--------------------------------------------------------------------------------
                             CALL -- 1-800-842-9368
--------------------------------------------------------------------------------
    WRITE--TRAVELERS LIFE & ANNUITY, P.O. BOX 990009,HARTFORD, CT 06199-0009
--------------------------------------------------------------------------------
      ACCESS THE EDGAR DATABASE ON THE SEC'S WEBSITE -- HTTP://WWW.SEC.GOV
--------------------------------------------------------------------------------

Investors may also review or copy the above referenced documents at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the reference room may be obtained by calling the SEC at 1-202-942-8090. These documents may also be obtained, for a duplicating fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102, or by sending an e-mail request to publicinfo@sec.gov.
The Fund's SAI and shareholder reports are not available on a website because the Fund does not currently maintain a consumer website as Fund shares are only offered to separate accounts of the insurance companies listed on the cover.

(1940 Act # 811-6465)






L-19964                                                                 May 2005

                           THE TRAVELERS SERIES TRUST:
                        SOCIAL AWARENESS STOCK PORTFOLIO

           GOAL -- LONG-TERM CAPITAL APPRECIATION AND RETENTION OF NET
                               INVESTMENT INCOME

Fund shares are offered only to separate accounts of The Travelers Insurance Company, The Travelers Life and Annuity Company or to separate accounts of affiliated companies (together, "The Companies"). The Fund serves as a funding option for certain variable annuity and variable life insurance contracts issued by The Companies.

                                  ONE CITYPLACE
                           HARTFORD, CONNECTICUT 06103
                            TELEPHONE 1-800-842-9368

                                   PROSPECTUS

                                  May [ ], 2005

TABLE OF CONTENTS

Goals and Investments......................................  1   Shareholder Transactions and Pricing...............    6
Fund Performance...........................................  2   Tax Consequences of Dividends and
Fees and Expenses..........................................  2      Distributions...................................    7
Investment Objective, Strategies and Related Risks.........  3    Financial Highlights..............................    9
Management.................................................  4   Appendix...........................................  A-1
   Investment Adviser......................................  4
   Portfolio Manager.......................................  4
   Transfer Agent and Fund Administrator...................  5


--------------------------------------------------------------------------------

THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED THE FUND'S SHARES AS AN INVESTMENT AND HAS NOT DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS AGAINST THE LAW FOR ANYONE TO TELL YOU OTHERWISE. AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

--------------------------------------------------------------------------------

                        SOCIAL AWARENESS STOCK PORTFOLIO
                              Goals and Investments

                                                               -----------------------------------------------------------
FUND'S OBJECTIVE:      Long-term capital appreciation and         INVESTMENT ADVISER:      Smith Barney Fund Management
                       retention of net investment income                                  LLC ("SBFM")

KEY INVESTMENTS:       Equity securities of large and             PORTFOLIO MANAGER:       William Theriault
                       mid-sized companies
                                                               -----------------------------------------------------------

SELECTION PROCESS: The Fund normally invests at least 80% of its assets in equity securities ("80% investment policy"). The Fund seeks to invest in companies that meet our investment screen and, when possible, certain social criteria. The Fund avoids investing in companies if a significant portion of their revenue comes from: (1) producing tobacco, tobacco products, alcohol, or military defense systems, or (2) providing military defense related services, or
(3) gambling services. In addition, to the extent the manager is able to find them, the manager seeks to invest in companies with a record of environmental awareness, fairness in the workplace, and sensitivity to the community. The Fund's manager uses a "growth at a reasonable price" approach to evaluate stocks demonstrating potential capital growth based upon the following characteristics:

     o    earnings growth and predictability

     o    leading/strong market positions

     o    experienced management team

     o    established record of profitability

     o    strong financial position

     o    established industry position

     o    industry with positive growth outlook

PRINCIPAL RISKS: This Fund is most subject to equities risk, where market values may change abruptly, sometimes unpredictably. For more information on the Fund's investments and related risks, please see "Investments and Practices," the Appendix to this prospectus and the SAI.

                                FUND PERFORMANCE

The chart and table below show how an investment in the Fund has varied over time. The returns shown assume that any dividends and distributions have been reinvested in the Fund. The returns are not reduced to reflect any variable insurance contract charges or fees that may be assessed by The Companies. The table compares the Fund's performance with the Standard & Poor's 500 Index. The Index is unmanaged and therefore does not incur the same management and trading expenses as the Fund does. An investor cannot invest directly in an index. Past performance can give some indication of the Fund's risk, but does not guarantee future results.

YEAR-BY-YEAR % TOTAL RETURNS AS OF 12/31

33.37   19.98   27.28   32.27   15.84   -0.49   -15.71  -24.81  28.85
--------------------------------------------------------------------------------
 '95     '96     '97     '98     '99     '00     '01     '02     '03    '04

---------------------------------------------------------------

   Best Quarter:                                         %
   Worst Quarter:                                        %

---------------------------------------------------------------

---------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2004

                             1 Year     5 Year      10 Year
                           ----------- ---------- ------------
   Social Awareness
   S&P 500

---------------------------------------------------------------


                                FEES AND EXPENSES

The fees and expenses in the tables below are what you may pay if you buy and hold shares of the Fund, and are based on the Fund's latest fiscal year. These fees and expenses do not reflect any of the fees that may be assessed under the variable contract for which this Fund is an investment option. If such fees were included, your costs would be higher. You should consult your contract prospectus or disclosure document for information on contract fees.

-------------------------------------------------------------
SHAREHOLDER FEES
(paid directly from your investment).........       N/A
-------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)
-------------------------------------------------------------
Management Fees..............................      0.62%
Distribution and Service (12b-1) Fees........      None
Other Expenses*..............................          %
                                                -------------
Total Annual Fund Operating Expenses**.......          %

--------------

* Other Expenses include a 0.06% administrative services fee the Fund pays to The Travelers Insurance Company ("TIC")

** TIC has an expense cap agreement with the Fund to limit Total Annual Fund Operating Expenses to 1.25%. TIC may terminate the agreement with 60 days notice. As Total Annual Fund Operating Expenses are under the cap, no reimbursements are currently expected.

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, the investment has a 5% return each year and the Fund's operating expenses remain the same.

        1 YEAR       3 YEARS       5 YEARS       10 YEARS
       ----------   ----------    ----------    -------------

               INVESTMENT OBJECTIVE, STRATEGIES AND RELATED RISKS

The Fund invests in various investments and instruments subject to its investment policy, as described on page 1 of this prospectus, and in the SAI. The SAI also includes a description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities. The Fund may also invest in various other types of securities and engage in other investment techniques and strategies that are not the principal focus of the Fund. Listed below is more information on the Fund's investments, its practices, and related risks. For a complete list of all investments available to the Fund, please refer to the Appendix of this prospectus. For a free copy of the SAI, see the back cover of this prospectus. The Fund does not guarantee that it will reach its investment objective, and an investment in the Fund may lose money. When you sell your shares they may be worth more or less than what you paid for them.

INVESTMENT OBJECTIVE              The Fund's investment objective is not
                                  fundamental, and its objective and investment policies may be changed by the Trust's Board of Trustees ("Board") without approval of shareholders or holders of variable annuity and variable life insurance contracts. A change in a Fund's investment objective or policies may result in the Fund having a different investment objective or policies from those that a policy owner selected as appropriate at the time of investment.

EQUITIES Equity securities include common and preferred stock, warrants, rights, depositary receipts and shares, trust certificates, and real estate instruments.

                                  Equities are subject to market risk. Many factors affect the stock market prices and dividend payouts of equity investments. These factors include general business conditions, investor confidence in the economy, and current conditions in a particular industry or company. Each company determines whether or not to pay dividends on common stock. Equity securities are subject to financial risks relating to the issuer's earning stability and overall financial soundness. Smaller and emerging growth companies are particularly sensitive to these factors.

FIXED-INCOME INVESTMENTS          Fixed-income securities include U.S.
                                  Government obligations, certificates of
                                  deposit, and short-term money market
                                  instruments. Fixed-income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

                                  The value of debt securities varies inversely with interest rates. This means generally that the value of these investments increases as interest rates fall and decreases as interest rates rise. Yields from short-term securities normally may be lower than yields from longer-term securities. A bond's price is affected by the credit quality of its issuer. An issuer may not always make payments on a fixed income security. Some fixed income securities, such as mortgage-backed securities are subject to prepayment risk, which occurs when an issuer can prepay the principal owed on a security before its maturity.

OTHER RISK FACTORS

SELECTION RISK                    Fund investors are subject to selection risk
                                  in that a strategy used, or stock selected, may fail to have the desired effect.
                                  Specifically, stocks believed to show
                                  potential for capital growth may not achieve that growth. Strategies or instruments used to hedge against a possible risk or loss may fail to protect against the particular risk or loss.

TEMPORARY DEFENSIVE POSITION      The Fund may depart from principal investment
                                  strategies in response to adverse market, economic or political conditions by taking a temporary defensive position by investing all or a substantial part of its assets in debt securities including lower-risk debt securities, and money market instruments. If a Fund takes a temporary defensive position, it may be unable to achieve its investment goal.

                                   MANAGEMENT

INVESTMENT ADVISER

SMITH BARNEY FUND MANAGEMENT LLC ("SBFM") provides investment advice and, in general, supervises and manages the investment program for the Fund. SBFM is a registered investment adviser and affiliate of The Travelers Insurance Company. It has been in the investment counseling business since 1968. Its principal offices are located at 125 Broad Street, New York, New York, and it is a wholly owned subsidiary of Citigroup Inc. SBFM also renders investment advice to a wide variety of individual, institutional, and investment company clients.

For the year ended December 31, 2004, the Social Awareness Stock Portfolio paid SBFM an amount equivalent on an annual basis a fee computed as follows:

                                                    AGGREGATE NET ASSET
  ANNUAL MANAGEMENT FEE                              VALUE OF THE FUND
-------------------------------------    ---------------------------------------
    0.65% of the first                                $50,000,000 plus
    0.55% of the next                                 $50,000,000 plus
    0.45% of the next                                $100,000,000 plus
    0.40% of the over                                   $200,000,000

The aggregate fee paid for the recent fiscal year was 0.xx% of the Fund's average net assets, including an administrative fee.

The Fund's Investment Adviser may make payments for distribution and/or shareholder servicing activities out of its past profits and other available resources. The Investment Adviser may also make payments for marketing, promotional or related expenses. The amount of these payments is determined by the Investment Adviser and may be substantial.

The payments described above are often referred to as "revenue sharing payments." The recipients of such payments are The Travelers Insurance Company and The Travelers Life and Annuity Company (together "the insurance companies"), the sponsors of the Fund, which is offered as an investment option under variable contracts issued by the insurance companies.

PORTFOLIO MANAGER

Mr. William Theriault has served as the Fund's day-to-day portfolio manager since August 2001. Mr. Theriault is a Director and portfolio manager for SBFM and is a Chartered Financial Analyst. In 1996, Mr. Theriault joined

Greenwich Street Advisers (predecessor firm to Smith Barney Asset Management) as a portfolio manager. Previously, he worked with in the Corporate Planning and Analysis group of Smith Barney.

Additional information about [the/each] Portfolio Manager's compensation, other accounts managed by [the/each] Portfolio Manager and [the/each] Portfolio Manager's ownership of securities in the Fund is contained in the SAI.

                      TRANSFER AGENT AND FUND ADMINISTRATOR

TRANSFER AGENT

Citicorp Trust Bank, fsb, a subsidiary of Citigroup, serves as the Fund's transfer agent ("transfer agent"). The transfer agent has entered into a sub-transfer agency agreement with PFPC Inc. to serve as the Fund's sub-transfer agent and perform certain recordkeeping and accounting services.

RECENT DEVELOPMENTS

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (SEC) has notified Citigroup Asset Management (CAM), the Citigroup business unit that includes the funds' investment manager and other investment advisory companies; Citicorp Trust Bank
(CTB), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor's business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made. As previously disclosed, CAM has already paid the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM's initiation and operation of, and compensation for, the transfer agent business and CAM's retention of, and agreements with, the subcontractor.

Travelers Life & Annuity ("TL&A") and CAM reviewed the adequacy and accuracy of the disclosure provided to the TL&A fund boards at the time the revised transfer agency arrangement was discussed with the boards and concluded that the transfer agency fees paid by the funds that did not have expense caps in effect to CTB for the period from June 1,1999 to August 23, 2004 should be reimbursed with interest to the funds. The reimbursement occurred on November 1, 2004.

Citigroup is cooperating fully in the SEC's investigation and is seeking to resolve the matter in discussions with the SEC Staff. On January 20, 2005, Citigroup stated that it had established an aggregate reserve of $196 million ($25 million in the third quarter of 2004 and $171 million in the fourth quarter of 2004) related to its discussions with the SEC Staff. Settlement negotiations are ongoing and any settlement of this matter with the SEC will require approval by the Citigroup Board and acceptance by the Commission.

Unless and until any settlement is consummated, there can be no assurance that any amount reserved by Citigroup will be distributed. Nor is there at this time any certainty as to how the proceeds of any settlement would be distributed, to whom any such distribution would be made, the methodology by which such distribution would be allocated, and when such distribution would be made.

Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds.

FUND ADMINISTRATOR

The Travelers Insurance Company ("TIC") serves as the Fund's administrator. TIC has entered into a sub-administrative service agreement with Smith Barney Fund Management LLC ("SBFM"), an indirect wholly-owned subsidiary of Citigroup, to perform the Fund's pricing and bookkeeping services.

                      SHAREHOLDER TRANSACTIONS AND PRICING

Fund shares are currently sold only to insurance company separate accounts in connection with the variable annuity and variable life insurance contracts issued by The Companies. The term "shareholder" as used in this prospectus refers to any insurance company separate account that may use Fund shares as a funding option now or in the future. Fund shares are not sold to the general public. Fund shares are sold on a continuing basis without a sales charge at the net asset value next computed after the Fund's custodian receives payment. The separate accounts, to which shares are sold, however, may impose sales and other charges, as described in the appropriate contract prospectus.

The Fund currently issues only one class of shares. All shares participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued for the consideration described in the prospectus, shares are fully paid and nonassessable by the Fund. Shares are redeemable, transferable and freely assignable as collateral. (See your contract prospectus for a discussion of voting rights applicable to purchasers of variable annuity and variable life insurance contracts.)

PRICING OF FUND SHARES

The offering price of Fund shares is the net asset value or NAV of a single share. Normally NAV is computed as of the close of regular trading (generally, 4:00 p.m. Eastern time) each day the New York Stock Exchange ("NYSE") is open. NAV is calculated by adding the value of a Fund's investments, cash and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

The Fund's assets are valued primarily based on market value. For securities traded on an exchange, the market value is determined by the closing sale or official closing price on that exchange. For securities that are not exchange traded, or exchange closing prices are unavailable, the market value is typically determined by third party pricing services using a variety of pricing techniques and methodologies. Additionally, if the pricing services are unable to supply a price, or a price is deemed to be unreliable, the value may be determined based on quotations received from one or more brokers/dealers that make a market in the security. Short-term money market instruments with remaining maturities of sixty days or less are valued using the amortized-cost method. This method approximates market value and minimizes the effect of changes in a security's market value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded; the value is then converted into U.S. dollars from the local currency.

In cases where market prices or quotations are not readily available or are deemed unreliable, or if a significant event has occurred between the time at which a market price is determined and the time at which the Fund's NAV is calculated, an asset may be valued at "fair value" as determined in good faith in accordance with procedures adopted by the Trust's Board of Trustees ("Board"). In particular, the value of foreign securities may be materially affected by events occurring after the close of the market used to determine the securities' value, but before the Fund's NAV is calculated. The Fund uses a fair value model developed by a pricing service to value foreign equity securities on days when there has been more than a certain percentage change in the value of a domestic equity security index. Such percentage may be changed from time to time.

The use of fair value to price securities involves greater reliance on judgment than pricing securities based on readily available market quotations. When the Fund uses fair value to price securities, it may value those securities higher or lower than another fund using market quotations or its own fair value method. Additionally, there can be no assurance that the Fund will be able to obtain the fair value assigned to a security upon the sale of that security.

Foreign markets may be open on days when U.S. markets are closed. Accordingly, the value of foreign securities owned by the Fund could change on days when you cannot purchase or redeem shares of the Fund.

PURCHASES AND REDEMPTIONS

Owners of variable annuity or variable life insurance contracts should follow the purchase and redemption procedures described in your contract prospectus. The following is general information with regard to purchases and redemptions of Fund shares by insurance company separate accounts.

Fund shares are purchased and redeemed at the NAV next determined after the Fund receives a purchase or redemption order. NAVs are adjusted for fractions of a cent. Upon redemption, a shareholder may receive more or less than the amount paid at the time of purchase, depending upon changes in the value of the Fund's investment portfolio between purchase and redemption.

The Fund computes the NAV for purchases and redemptions as of the close of the Exchange on the day that the Fund has received all proper documentation from the shareholder. Redemption proceeds are normally wired or mailed either the same or the next business day, but not more than seven days later.

The Fund retains the right to refuse a purchase order. The Fund may temporarily suspend the redemption rights or postpone payments when the Exchange is closed (other than on weekends and holidays), when trading on the Exchange is restricted, or when permitted by the SEC.

FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and sales of Fund shares resulting from purchase, exchange or withdrawal transactions by certain owners of variable annuity and variable life insurance contracts ("contract owners") may harm other contract owners in various ways. These include: (1) dilution of the interests of long-term contract owners where frequent traders attempt to take advantage of market fluctuations that are not fully reflected in the Fund's NAV; (2) disruption of ordinary portfolio management, such as by necessitating that the Fund maintain a cash level higher than would otherwise be necessary or that the Fund sell securities prematurely or at inopportune times in order to generate cash to meet redemption requests; and (3) increased Fund costs, such as brokerage commissions.

However, the Fund's shares are offered exclusively to separate accounts of the Companies, and the Fund generally has little or no access to the transaction records of individual contract owners whose assets are invested in the separate accounts. Nonetheless, the Trust's Board of Trustees has adopted policies and procedures to discourage market timing while taking these circumstances into account. Specifically, the policies and procedures require that the Fund request written certifications from each Company at least annually specifying that: (1) the Company has instituted policies and procedures reasonably designed to detect and deter the use of the separate accounts for frequent trading; (2) the Company's policies and procedures address the level of trading that will be considered excessive and the Company monitors contract owner transactions to identify excessive trading; and (3) the Company applies such procedures uniformly.

The applicable variable annuity or variable life insurance contract prospectus contains a more detailed description of the Companies' policies and procedures with respect to frequent trading. There is significant risk that the policies and procedures of the Fund and the Companies will prove ineffective and that excessive trading in Fund shares will occur. The Fund may alter its policies and procedures at any time without prior notice to shareholders or contract owners.

                 TAX CONSEQUENCES OF DIVIDENDS AND DISTRIBUTIONS

Capital gains and dividends are reinvested in additional Fund shares, without a sales charge. The Fund expects that Fund shares will be held under a variable annuity or variable life insurance contract. Under current tax law, distributions that are left to accumulate in the variable annuity or life insurance contract are not subject to federal income tax until they are withdrawn from the contract. Contract purchasers should review the accompanying contract prospectus for a discussion of the tax treatment applicable to variable annuity or variable life insurance contracts.

The Fund intends to make distributions of income and capital gains in order to qualify each year as a regulated company under Subchapter M of the Internal Revenue Code. Further, the Fund intends to meet certain diversification requirements applicable to mutual funds underlying variable insurance products.

                              FINANCIAL HIGHLIGHTS
                        SOCIAL AWARENESS STOCK PORTFOLIO

The financial highlights table provides information to help you understand the Fund's financial performance for the past 5 years. Certain information presents financial results for a single Fund share. The total returns in the table represent the rate that a Fund investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The expenses reflected in the table do not reflect any expenses associated with variable contracts such as administrative fees, account charges and surrender charges. If those expenses were included, the expenses shown in the table would be higher and the total returns would be lower. The information was audited by KPMG LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report to shareholders, which is available upon request.

                                                                          YEAR ENDED DECEMBER 31,
                                                  -------------------------------------------------------------------------
                                                      2004         2003(1)          2002          2001(1)        2000(1)
                                                  -------------  ------------   -------------   -------------  ------------
NET ASSET VALUE, BEGINNING OF YEAR..............                 $     17.97    $      24.14    $      28.76   $     29.42
INCOME (LOSS) FROM OPERATIONS:
   Net investment income........................                        0.12            0.08            0.11          0.14
   Net realized and unrealized gain (loss)......                        5.06           (6.06)          (4.63)        (0.29)
                                                  -------------  ------------   -------------   -------------  ------------
Total Income (Loss) From Operations.............                        5.18           (5.98)          (4.52)        (0.15)
                                                  -------------  ------------   -------------   -------------  ------------
LESS DISTRIBUTIONS FROM: (2)
   Net investment income........................                       (0.11)          (0.19)          (0.10)        (0.16)
   Net realized gains...........................                          --              --              --         (0.35)
                                                  -------------  ------------   -------------   -------------  ------------
Total Distributions.............................                       (0.11)          (0.19)          (0.10)        (0.51)
                                                  -------------  ------------   -------------   -------------  ------------
NET ASSET VALUE, END OF YEAR....................                 $     23.04    $      17.97    $      24.14   $     28.76
TOTAL RETURN (3)                                                       28.85%         (24.81)%        (15.71)%       (0.49)%
NET ASSETS, END OF YEAR (000'S).................                 $    76,678    $     62,298    $     83,344   $    81,184
RATIOS TO AVERAGE NET ASSETS
   Expenses (4)                                                         0.78%           0.78%           0.74%         0.75%
   Net investment income........................                        0.59            0.40            0.45          0.48
PORTFOLIO TURNOVER RATE.........................                          38%             37%             22%           22%

--------------
(1) Per share amounts have been calculated using the monthly average shares method.

(2) Distributions from realized gains include both net realized short-term and long-term capital gains.

(3) Total returns do not reflect expenses associated with your variable contract such as administrative fees, account charges and surrender charge which, if reflected, would reduce the total returns for all periods shown.

(4) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.25%.

                                    APPENDIX
                        Social Awareness Stock Portfolio

The Fund invests in various instruments subject to its investment policy. The following techniques and practices are all available to the Fund, and are described together with their risks in the SAI.

INVESTMENT TECHNIQUE

Bankers' Acceptances
Buying Put and Call Options
Certificates of Deposit
Commercial Paper
Equity Securities
Floating & Variable Rate Instruments
Futures Contracts
Illiquid Securities
Index Futures Contracts
Investment in Unseasoned Companies
Lending Portfolio Securities
Letters of Credit
Options on Index Futures Contracts
Options on Stock Indices
Real Estate-Related Instruments
Repurchase Agreements
Reverse Repurchase Agreements
Short Sales "Against the Box"
Short-Term Money Market Instruments
Temporary Bank Borrowing
U.S. Government Securities
Variable Amount Master Demand Notes
When-Issued & Delayed Delivery Securities
Writing Covered Call Options

                        SOCIAL AWARENESS STOCK PORTFOLIO

Investors who want more information about the Fund can obtain the SAI that provides more detailed information on a number of topics and is made a part of this prospectus. Additional information about the Fund's investments is available in its annual and semi-annual reports to shareholders. The Fund's annual report provides a discussion of the market conditions and investment strategies that particularly affected the Fund's performance over the past fiscal year. These documents are free of charge. To obtain a copy, or ask other questions about the Fund, do one of the following:

--------------------------------------------------------------------------------
                             CALL -- 1-800-842-9368
--------------------------------------------------------------------------------
    WRITE--TRAVELERS LIFE & ANNUITY, P.O. BOX 990009,HARTFORD, CT 06199-0009
--------------------------------------------------------------------------------
      ACCESS THE EDGAR DATABASE ON THE SEC'S WEBSITE -- http://www.sec.gov
--------------------------------------------------------------------------------

Investors may also review or copy the above referenced documents at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the reference room may be obtained by calling the SEC at 1-202-942-8090. These documents may also be obtained, for a duplicating fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102, or by sending an e-mail request to publicinfo@sec.gov.

The Fund's SAI and shareholder reports are not available on a website because the Fund does not currently maintain a consumer website as Fund shares are only offered to separate accounts of the insurance companies listed on the cover.

(1940 Act # 811-6465)


L-19965                                                                 May 2005

                           THE TRAVELERS SERIES TRUST:
                        TRAVELERS QUALITY BOND PORTFOLIO

               GOAL -- CURRENT INCOME, MODERATE CAPITAL VOLATILITY
                                AND TOTAL RETURN

Fund shares are offered only to separate accounts of The Travelers Insurance Company, The Travelers Life and Annuity Company or to separate accounts of affiliated companies (together, "The Companies"). The Fund serves as a funding option for certain variable annuity and variable life insurance contracts issued by The Companies.

                                  ONE CITYPLACE
                           HARTFORD, CONNECTICUT 06103
                            TELEPHONE 1-800-842-9368

                                   PROSPECTUS

                                  May [ ], 2005

TABLE OF CONTENTS

Goals and Investments......................................   1   Shareholder Transactions and Pricing...............   6
Fund Performance...........................................   2   Tax Consequences of Dividends and
Fees and Expenses..........................................   2      Distributions...................................   8
Investment Objective, Strategies and Related Risks.........   3    Financial Highlights..............................   9
Management.................................................   5   Appendix........................................... A-1
   Investment Adviser......................................   5
   Portfolio Manager.......................................   5
   Transfer Agent and Fund Administrator...................   5






--------------------------------------------------------------------------------

THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED THE FUND'S SHARES AS AN INVESTMENT AND HAS NOT DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS AGAINST THE LAW FOR ANYONE TO TELL YOU OTHERWISE. AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

--------------------------------------------------------------------------------

                        TRAVELERS QUALITY BOND PORTFOLIO
                              Goals and Investments


                                                               -----------------------------------------------------------
FUND'S OBJECTIVE:      Current income, moderate capital           INVESTMENT ADVISER:      Travelers Asset Management
                       volatility, and total return                                        International Company LLC
                                                                                           ("TAMIC")

                       Investment-grade bonds and debt
KEY INVESTMENTS:       securities and money market                PORTFOLIO MANAGER:       Gene Collins
                       instruments
                                                               -----------------------------------------------------------


SELECTION PROCESS: The Fund normally invests at least 80% of its assets in investment-grade bonds and debt securities ("80% investment policy"). Investment-grade bonds and debt securities are those rated within the four highest categories by Standard & Poors Ratings Group, Moody's Investors Service, Inc., or any other nationally recognized statistical rating organization, or, if unrated, determined to be of comparable quality by the adviser. In complying with the Fund's 80% investment policy, the Fund may invest in commercial paper that is rated in the top category by S&P, Moody's or any other nationally recognized statistical rating organization. No more than 25% of the Fund's assets will be invested in any one industry. The adviser weighs yield, maturity and credit and other risk information in selecting investments. In selecting individual securities, the adviser looks for favorable yield, maturity, issue classification and quality characteristics. The adviser expects that the Fund's investments generally will maintain an average duration of 5 years or less. Investment in longer-term obligations may be made if the adviser concludes that the investment yields justify a longer term commitment. From time to time, the Fund may also purchase new government or agency securities on a "when-issued" basis.

PRINCIPAL RISKS: The Fund is most subject to fixed-income securities risk, where market values move in the opposite direction of interest rates. For more information on the Fund's investments and related risks, please see "Investments and Practices," the Appendix to this prospectus and the SAI.

                                FUND PERFORMANCE

The chart and table below show how an investment in the Fund has varied over time. The returns shown assume that any dividends and distributions have been reinvested in the Fund. The returns are not reduced to reflect any variable contract charges or fees that may be assessed by The Companies. The table compares the Fund's performance with the Lehman Brothers Intermediate Government/Credit Bond Index ("LIG/CBI"). The Index is unmanaged and therefore does not incur the management and trading expenses the Fund does. An investor cannot invest directly in an index. Past performance can give some indication of the Fund's risk, but does not guarantee future results.

          YEAR-BY-YEAR % TOTAL RETURNS AS OF 12/31

7.14      8.49      1.09      6.97      7.13      5.81      6.98
---------------------------------------------------------------------------
 '97      '98       '99       '00       '01       '02       '03       '04


---------------------------------------------------------------

   Best Quarter:                                         %
   Worst Quarter:                                        %

---------------------------------------------------------------

---------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2003

                                                    Life of
                             1 year     5 Year       Fund*
                           ----------- ---------- ------------
   Quality Bond
   LIG/CBI

   * The fund commenced operations on August 30, 1996.
---------------------------------------------------------------


                                FEES AND EXPENSES

The fees and expenses in the tables below are what you may pay if you buy and hold shares of the Fund, and are based on the Fund's latest fiscal year. These fees and expenses do not reflect any of the fees that may be assessed under the variable contract for which this Fund is an investment option. If such fees were included, your costs would be higher. You should consult your contract prospectus or disclosure document for information on contract fees.

------------------------------------------------------------------
SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)...............      N/A
------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)
------------------------------------------------------------------
Management Fees....................................     0.32%
Distribution and Service (12b-1) Fees..............     None
Other Expenses*....................................         %
                                                     -------------
Total Annual Fund Operating Expenses**.............         %

--------------
* Other Expenses include a 0.06% administrative services fee the Fund pays to The Travelers Insurance Company ("TIC").
** TIC has an expense cap agreement with the Fund to limit Total Annual Fund Operating Expenses to 0.75%. TIC may terminate the agreement with 60 days notice. As Total Annual Fund Operating Expenses are under that cap, no reimbursements are currently expected.

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, the investment has a 5% return each year and the Fund's operating expenses remain the same.

                      1 YEAR       3 YEARS      5 YEARS      10 YEARS
                     ---------    ----------   ---------   ------------

               INVESTMENT OBJECTIVE, STRATEGIES AND RELATED RISKS

The Fund invests in various investments and other instruments subject to its investment policy, as described on page 1 of this prospectus, and in the SAI. The SAI also includes a description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities. The Fund may invest in various other types of securities and engage in other investment techniques and strategies that are not the principal focus of the Fund. Listed below is more information on the Fund's investments, its practices and related risks. For a complete list of all investments available to the Fund, please refer to the Appendix of this prospectus. For a free copy of the SAI, see the back cover of this prospectus. The Fund does not guarantee that it will reach its investment objective, and an investment in the Fund may lose money. When you sell your shares they may be worth more or less than what you paid for them.

INVESTMENT OBJECTIVE              The Fund's investment objective is not
                                  fundamental, and its objective and investment policies may be changed by the Trust's Board of Trustees ("Board") without approval of shareholders or holders of variable annuity and variable life insurance contracts. A change in a Fund's investment objective or policies may result in the Fund having a different investment objective or policies from those that a policy owner selected as appropriate at the time of investment.

80% INVESTMENT POLICY             The Fund will notify shareholders at least 60
                                  days' prior to changing its 80% investment policy.

EQUITIES Equity securities include common and preferred stock, warrants, rights, depositary receipts and shares, trust certificates, and real estate instruments.

                                  Equities are subject to market risk. Many factors affect the stock market prices and dividend payouts of equity investments. These factors include general business conditions, investor confidence in the economy, and current conditions in a particular industry or company. Each company determines whether or not to pay dividends on common stock. Equity securities are subject to financial risks relating to the issuer's earning stability and overall financial soundness. Smaller and emerging growth companies are particularly sensitive to these factors.

FIXED-INCOME INVESTMENTS          Fixed-income or debt securities include U.S.
                                  Government obligations, certificates of
                                  deposit, corporate bonds and short-term money market instruments. Fixed-income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

                                  The value of debt securities varies inversely with interest rates. This means generally that the value of these investments increases as interest rates fall and decreases as interest rates rise. Yields from short-term securities normally may be lower than yields from longer-term securities. A bond's price is affected by the credit quality of its issuer. An issuer may not always make payments on a fixed income security. Some fixed income securities, such as mortgage-backed securities are subject to prepayment risk, which occurs when an issuer can prepay the principal owed on a security before its maturity.

FOREIGN SECURITIES INVESTMENTS    An investment in foreign securities involves
                                  risk in addition to those of U.S. securities, including possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. The Fund also bears "information" risk associated with the different accounting, auditing, and financial reporting standards in many foreign countries. If a Fund invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets. Foreign securities may be less liquid than U.S. securities.

DERIVATIVES AND HEDGING           Derivative contracts, such as futures and
TECHNIQUES                        options on securities, may be used for any of
                                  the following purposes:

                                  o    To hedge against the economic impact of
                                       adverse changes in the market value of
                                       its securities, due to changes in stock
                                       market prices, currency exchange rates or interest rates

                                  o    As a substitute for buying or selling
                                       securities

                                  o    To enhance return

                                  o Forward foreign currency contracts may be used to hedge against foreign currency exposure

                                  Even a small investment in derivative
                                  contracts can have a big impact on a Fund's stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain when stock prices, currency rates or interest rates are changing. For a more complete description of derivative and hedging techniques and their associated risks, please refer to the SAI.

OTHER RISK FACTORS

SELECTION RISK                    Fund investors are subject to selection risk
                                  in that a strategy used, or security selected, may fail to have the desired effect. For example, stocks believed to show potential for capital growth may not achieve that growth.
                                  Strategies or instruments used to hedge
                                  against a possible risk or loss may fail to protect against the particular risk or loss.

TEMPORARY DEFENSIVE POSITION      The Fund may depart from principal investment
                                  strategies in response to adverse market, economic or political conditions by taking a temporary defensive position by investing all or a substantial part of its assets in shorter-term debt, including money market instruments. If a Fund takes a temporary defensive position, it may be unable to achieve its investment goal.

                                   MANAGEMENT

INVESTMENT ADVISER

TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY LLC ("TAMIC") provides investment advice and, in general, supervises the management and investment program for the Fund. TAMIC employs a subadviser to manage the Fund's daily investment operations, subject to the supervision of the Board of Trustees and TAMIC.

TAMIC is a registered investment adviser that was incorporated in 1978. Its principal offices are located at 242 Trumbull Street, Hartford, Connecticut, and it is an indirect wholly owned subsidiary of Citigroup Inc. TAMIC also acts as an investment adviser or subadviser for:

     o    other investment companies used to fund variable products

     o    individual and pooled pension and profit-sharing accounts

     o domestic insurance companies affiliated with The Travelers Insurance Company (which is affiliated with TAMIC)

     o    nonaffiliated insurance companies

[For the year ended December 31, 2004, the Fund paid TAMIC 0.3233% of the Fund's average daily net assets.]

On January 31, 2005, Citigroup Inc. ("Citigroup") announced that it has reached an agreement with MetLife, Inc. ("MetLife") to sell Citigroup's life insurance and annuity businesses ("Travelers Life & Annuity") to MetLife. As part of this transaction, Travelers Asset Management International Company LLC ("TAMIC"), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of MetLife. TAMIC is the investment adviser to the Travelers Quality Bond Porfolio.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. The transaction is expected to close this summer.

In connection with this transaction, the Trust's Board of Trustees will be asked to approve new investment advisory and administrative services contracts, and, to the extent required by law, variable annuity and variable life contract owners, who beneficially own the shares of the funds, will be asked to approve new investment advisory agreements.

PORTFOLIO MANAGER

Travelers Quality Bond Portfolio is managed by Gene Collins. Mr. Collins is a Senior Vice President of TAMIC. Since 1986, he has been the Senior Portfolio Manager of the investment portfolios of Primerica Inc., the predecessor company of Citigroup Inc. Since 1998, Mr. Collins has also been the Senior Portfolio Manager of Primerica Life of Canada; a Canadian domiciled insurance company. Mr. Collins has 27 years of experience in investments covering all types of fixed income and equity securities.

Additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager and the Portfolio Manager's ownership of securities in the Fund is contained in the SAI.

                      TRANSFER AGENT AND FUND ADMINISTRATOR

TRANSFER AGENT

Citicorp Trust Bank, fsb, a subsidiary of Citigroup, serves as the Fund's transfer agent ("transfer agent"). The transfer agent has entered into a sub-transfer agency agreement with PFPC Inc. to serve as the Fund's sub-transfer agent and perform certain recordkeeping and accounting services.

RECENT DEVELOPMENTS

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (SEC) has notified Citigroup Asset Management (CAM), the Citigroup business unit that includes the funds' investment manager and other investment advisory companies; Citicorp Trust Bank (CTB), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor's business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made. As previously disclosed, CAM has already paid the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM's initiation and operation of, and compensation for, the transfer agent business and CAM's retention of, and agreements with, the subcontractor.

Travelers Life & Annuity ("TL&A") and CAM reviewed the adequacy and accuracy of the disclosure provided to the TL&A fund boards at the time the revised transfer agency arrangement was discussed with the boards and concluded that the transfer agency fees paid by the funds that did not have expense caps in effect to CTB for the period from June 1,1999 to August 23, 2004 should be reimbursed with interest to the funds. The reimbursement occurred on November 1, 2004.

Citigroup is cooperating fully in the SEC's investigation and is seeking to resolve the matter in discussions with the SEC Staff. On January 20, 2005, Citigroup stated that it had established an aggregate reserve of $196 million ($25 million in the third quarter of 2004 and $171 million in the fourth quarter of 2004) related to its discussions with the SEC Staff. Settlement negotiations are ongoing and any settlement of this matter with the SEC will require approval by the Citigroup Board and acceptance by the Commission.

Unless and until any settlement is consummated, there can be no assurance that any amount reserved by Citigroup will be distributed. Nor is there at this time any certainty as to how the proceeds of any settlement would be distributed, to whom any such distribution would be made, the methodology by which such distribution would be allocated, and when such distribution would be made.

Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds.

FUND ADMINISTRATOR

The Travelers Insurance Company ("TIC") serves as the Fund's administrator. TIC has entered into a sub-administrative service agreement with Smith Barney Fund Management LLC ("SBFM"), an indirect wholly-owned subsidiary of Citigroup, to perform the Fund's pricing and bookkeeping services.

                      SHAREHOLDER TRANSACTIONS AND PRICING

Fund shares are currently sold only to insurance company separate accounts in connection with the variable annuity and variable life insurance contracts issued by The Companies. The term "shareholder" as used in this prospectus refers to any insurance company separate account that may use Fund shares as a funding option now or in the future. Fund shares are not sold to the general public. Fund shares are sold on a continuing basis without a sales charge at the net asset value next computed after the Fund's custodian receives payment. The separate accounts, to which shares are sold, however, may impose sales and other charges, as described in the appropriate contract prospectus.

The Fund currently issues only one class of shares. All shares participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued for the consideration described in the prospectus, shares are fully paid and nonassessable by the Fund. Shares are redeemable, transferable and freely assignable as collateral. (See your contract prospectus for a discussion of voting rights applicable to purchasers of variable annuity and variable life insurance contracts.)

PRICING OF FUND SHARES

The offering price of Fund shares is the net asset value or NAV of a single share. Normally NAV is computed as of the close of regular trading (generally, 4:00 p.m. Eastern time) each day the New York Stock Exchange ("NYSE") is open. NAV is calculated by adding the value of a Fund's investments, cash and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

The Fund's assets are valued primarily based on market value. For securities traded on an exchange, the market value is determined by the closing sale or official closing price on that exchange. For securities that are not exchange traded, or exchange closing prices are unavailable, the market value is typically determined by third party pricing services using a variety of pricing techniques and methodologies. Additionally, if the pricing services are unable to supply a price, or a price is deemed to be unreliable, the value may be determined based on quotations received from one or more brokers/dealers that make a market in the security. Short-term money market instruments with remaining maturities of sixty days or less are valued using the amortized-cost method. This method approximates market value and minimizes the effect of changes in a security's market value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded; the value is then converted into U.S. dollars from the local currency.

In cases where market prices or quotations are not readily available or are deemed unreliable, or if a significant event has occurred between the time at which a market price is determined and the time at which the Fund's NAV is calculated, an asset may be valued at "fair value" as determined in good faith in accordance with procedures adopted by the Trust's Board of Trustees ("Board"). In particular, the value of foreign securities may be materially affected by events occurring after the close of the market used to determine the securities' value, but before the Fund's NAV is calculated. The Fund uses a fair value model developed by a pricing service to value foreign equity securities on days when there has been more than a certain percentage change in the value of a domestic equity security index. Such percentage may be changed from time to time.

The use of fair value to price securities involves greater reliance on judgment than pricing securities based on readily available market quotations. When the Fund uses fair value to price securities, it may value those securities higher or lower than another fund using market quotations or its own fair value method. Additionally, there can be no assurance that the Fund will be able to obtain the fair value assigned to a security upon the sale of that security.

Foreign markets may be open on days when U.S. markets are closed. Accordingly, the value of foreign securities owned by the Fund could change on days when you cannot purchase or redeem shares of the Fund.

PURCHASES AND REDEMPTIONS

Owners of variable annuity or variable life insurance contracts should follow the purchase and redemption procedures described in your contract prospectus. The following is general information with regard to purchases and redemptions of Fund shares by insurance company separate accounts.

Fund shares are purchased and redeemed at the NAV next determined after the Fund receives a purchase or redemption order. NAVs are adjusted for fractions of a cent. Upon redemption, a shareholder may receive more or less than the amount paid at the time of purchase, depending upon changes in the value of the Fund's investment portfolio between purchase and redemption.

The Fund computes the NAV for purchases and redemptions as of the close of the Exchange on the day that the Fund has received all proper documentation from the shareholder. Redemption proceeds are normally wired or mailed either the same or the next business day, but not more than seven days later.

The Fund retains the right to refuse a purchase order. The Fund may temporarily suspend the redemption rights or postpone payments when the Exchange is closed (other than on weekends and holidays), when trading on the Exchange is restricted, or when permitted by the SEC.

FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and sales of Fund shares resulting from purchase, exchange or withdrawal transactions by certain owners of variable annuity and variable life insurance contracts ("contract owners") may harm other contract owners in various ways. These include: (1) dilution of the interests of long-term contract owners where frequent traders attempt to take advantage of market fluctuations that are not fully reflected in the Fund's NAV; (2) disruption of ordinary portfolio management, such as by necessitating that the Fund maintain a cash level higher than would otherwise be necessary or that the Fund sell securities prematurely or at inopportune times in order to generate cash to meet redemption requests; and (3) increased Fund costs, such as brokerage commissions.

However, the Fund's shares are offered exclusively to separate accounts of the Companies, and the Fund generally has little or no access to the transaction records of individual contract owners whose assets are invested in the separate accounts. Nonetheless, the Trust's Board of Trustees has adopted policies and procedures to discourage market timing while taking these circumstances into account. Specifically, the policies and procedures require that the Fund request written certifications from each Company at least annually specifying that: (1) the Company has instituted policies and procedures reasonably designed to detect and deter the use of the separate accounts for frequent trading; (2) the Company's policies and procedures address the level of trading that will be considered excessive and the Company monitors contract owner transactions to identify excessive trading; and (3) the Company applies such procedures uniformly.

The applicable variable annuity or variable life insurance contract prospectus contains a more detailed description of the Companies' policies and procedures with respect to frequent trading. There is significant risk that the policies and procedures of the Fund and the Companies will prove ineffective and that excessive trading in Fund shares will occur. The Fund may alter its policies and procedures at any time without prior notice to shareholders or contract owners.

                 TAX CONSEQUENCES OF DIVIDENDS AND DISTRIBUTIONS

Capital gains and dividends are reinvested in additional Fund shares, without a sales charge. The Fund expects that Fund shares will be held under a variable annuity or variable life insurance contract. Under current tax law, distributions that are left to accumulate in the variable annuity or life insurance contract are not subject to federal income tax until they are withdrawn from the contract. Contract purchasers should review the accompanying contract prospectus for a discussion of the tax treatment applicable to variable annuity or variable life insurance contracts.

The Fund intends to make distributions of income and capital gains in order to qualify each year as a regulated company under Subchapter M of the Internal Revenue Code. Further, the Fund intends to meet certain diversification requirements applicable to mutual funds underlying variable insurance products.

                              FINANCIAL HIGHLIGHTS
                        TRAVELERS QUALITY BOND PORTFOLIO

The financial highlights table provides information to help you understand the Fund's financial performance for the past 5 years. Certain information presents financial results for a single Fund share. The total returns in the table represent the rate that a Fund investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The expenses reflected in the table do not reflect any expenses associated with variable contracts such as administrative fees, account charges and surrender charges. If those expenses were included, the expenses shown in the table would be higher and the total returns would be lower.The information was audited by KPMG LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report to shareholders, which is available upon request.


                                                                          YEAR ENDED DECEMBER 31,
                                                   -----------------------------------------------------------------------
                                                      2004           2003         2002(1)         2001(1)       2000(1)
                                                   ------------  -------------  -------------   ------------   -----------
Net Asset Value, Beginning of Year.............                  $      11.03   $      11.39     $    11.00    $    10.82
Income (Loss) From Operations:
   Net investment income (2)...................                          0.48           0.51           0.59          0.73
   Net realized and unrealized
     gain (loss) (2)...........................                          0.29           0.14           0.20          0.00*
                                                   ------------  -------------  -------------   ------------   -----------
Total Income From Operations...................                          0.77           0.65           0.79          0.73
                                                   ------------  -------------  -------------   ------------   -----------
Less Distributions From:

   Net investment income.......................                         (0.56)         (0.85)         (0.40)        (0.55)
   Net realized gains..........................                         (0.03)         (0.61)             --           --
                                                   ------------  -------------  -------------   ------------   -----------
Total Distributions............................                         (0.59)         (1.01)         (0.40)        (0.55)
                                                   ------------  -------------  -------------   ------------   -----------
Net Asset Value, End of Year...................                  $      11.21   $      11.03    $     11.39    $    11.00
TOTAL RETURN...................................                          6.98%          5.81%          7.13%         6.97%
Net Assets, End of Year (millions).............                  $        209   $        206    $       152    $       73
RATIOS TO AVERAGE NET ASSETS

   Expenses (4)................................                          0.43%          0.44%          0.45%         0.49%
   Net investment income (2)...................                          4.15           4.48           5.14          6.81
   Portfolio Turnover Rate.....................                           191%           176%           225%          157%

--------------
(1) Per share amounts have been calculated using the monthly average shares method.

(2) Effective January 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended December 31, 2001, those amounts would have been $0.61, $0.18 and 5.31% for net investment income, net realized and unrealized gain and the ratio of net investment income to average net assets, respectively. Per share information, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(3) Total returns do not reflect expenses associated with your variable contact such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods show. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.

(4) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 0.75%.

*    Amount represents less than $0.01 per share.

                                    APPENDIX
                        Travelers Quality Bond Portfolio

The Fund invests in various instruments subject to its investment policy. The following techniques and practices are all available to the Fund, and are described together with their risks in the SAI.

INVESTMENT TECHNIQUE
American Depositary Receipts
Asset-Backed Mortgage Securities
Bankers' Acceptances
Certificates of Deposit
Commercial Paper
Convertible Securities
Corporate Asset-Backed Securities
Debt Securities
Equity Securities
Floating & Variable Rate Instruments
Foreign Securities
Futures Contracts
High-Yield, High-Risk Bonds
Illiquid Securities
Indexed Securities
Index Futures Contracts
Investment Company Securities
Investment in Unseasoned Companies
Lending Portfolio Securities
Letters of Credit
Options on Index Futures Contracts
Real Estate-Related Instruments
Repurchase Agreements
Reverse Repurchase Agreements
Short-Term Money Market Instruments
Temporary Bank Borrowing
U.S. Government Securities
Variable Amount Master Demand Notes
When-Issued & Delayed Delivery Securities

                        TRAVELERS QUALITY BOND PORTFOLIO

Investors who want more information about the Fund can obtain the SAI that provides more detailed information on a number of topics and is made a part of this prospectus. Additional information about the Fund's investments is available in its annual and semi-annual reports to shareholders. The Fund's annual report provides a discussion of the market conditions and investment strategies that particularly affected the Fund's performance over the past fiscal year. These documents are free of charge. To obtain a copy, or ask other questions about the Fund, do one of the following:

--------------------------------------------------------------------------------
                             CALL -- 1-800-842-9368
--------------------------------------------------------------------------------
    WRITE--TRAVELERS LIFE & ANNUITY, P.O. BOX 990009,HARTFORD, CT 06199-0009
--------------------------------------------------------------------------------
      ACCESS THE EDGAR DATABASE ON THE SEC'S WEBSITE -- http://www.sec.gov
--------------------------------------------------------------------------------

Investors may also review or copy the above referenced documents at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the reference room may be obtained by calling the SEC at 1-202-942-8090. These documents may also be obtained, for a duplicating fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102, or by sending an e-mail request to publicinfo@sec.gov.

The Fund's SAI and shareholder reports are not available on a website because the Fund does not currently maintain a consumer website as Fund shares are only offered to separate accounts of the insurance companies listed on the cover.

(1940 Act # 811-6465)


L-19966                                                                 May 2005

                           THE TRAVELERS SERIES TRUST:
                      U.S. GOVERNMENT SECURITIES PORTFOLIO

         GOAL -- HIGHEST CREDIT QUALITY, CURRENT INCOME AND TOTAL RETURN

Fund shares are offered only to separate accounts of The Travelers Insurance Company, The Travelers Life and Annuity Company or to separate accounts of affiliated companies (together, "The Companies"). The Fund serves as a funding option for certain variable annuity and variable life insurance contracts issued by The Companies.

                                  ONE CITYPLACE
                           HARTFORD, CONNECTICUT 06103
                            TELEPHONE 1-800-842-9368

                                   PROSPECTUS

                                  May [ ], 2005

TABLE OF CONTENTS

Goals and Investments......................................  1    Shareholder Transactions and Pricing...............   6
Fund Performance...........................................  2    Tax Consequences of Dividends and
Fees and Expenses..........................................  2       Distributions...................................   8
Investment Objective, Strategies and Related Risks.........  3     Financial Highlights..............................   9
Management.................................................  5    Appendix........................................... A-1
   Investment Adviser......................................  5
   Portfolio Manager.......................................  5
   Transfer Agent and Fund Administrator...................  5


--------------------------------------------------------------------------------

THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED THE FUND'S SHARES AS AN INVESTMENT AND HAS NOT DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS AGAINST THE LAW FOR ANYONE TO TELL YOU OTHERWISE. AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

--------------------------------------------------------------------------------

                      U.S. GOVERNMENT SECURITIES PORTFOLIO
                              Goals and Investments


                                                               -----------------------------------------------------------
FUND'S OBJECTIVE:      Highest credit quality, current            INVESTMENT ADVISER:      Travelers Asset Management
                       income, and total return                                            International Company LLC
                                                                                           ("TAMIC")

KEY INVESTMENTS:       U.S. Treasury notes and bonds              PORTFOLIO MANAGER:       Gene Collins
                       and obligations of U.S. government      -----------------------------------------------------------
                       instrumentalities
                       and federal agencies

SELECTION PROCESS: The Fund normally invests at least 80% of its assets in securities issued, guaranteed by the U.S. Government or, its instrumentalities and agencies ("80% investment policy"). The portfolio manager selects longer duration investments with a focus on income. The portfolio manager considers factors such as interest-rate trends and the yield curve. The Fund may buy when-issued or to-be-announced securities. The instrumentalities, government sponsored enterprises, and federal agency obligations in which the Fund may invest include, but are not limited to, the following:

  o  Government National Mortgage Association   o  Tennessee Valley Authority
  o  Federal Housing Administration             o  Resolution Funding Corporation
  o  Export-Import Bank of the United States    o  Farm Credit System
  o  Small Business Administration              o  Federal National Mortgage Association
  o  Student Loan Marketing Association         o  Federal Home Loan Mortgage Corporation

PRINCIPAL RISKS: The Fund is most subject to fixed-income securities risk, where market values move in the opposite direction of interest rates. For more information on the Fund's investments and related risks, please see "Investments and Practices," the Appendix to this prospectus and the SAI.

                                FUND PERFORMANCE

The chart and table below show how an investment in the Fund has varied over time. The returns shown assume that any dividends and distributions have been reinvested in the Fund. The returns are not reduced to reflect any variable insurance contract charges or fees that may be assessed by The Companies. The table compares the Fund's performance with the Merrill Lynch U.S. Treasury/Agency Master Index and a "Composite Index," which is an equally weighted average of the Merrill Lynch U.S. Treasuries 15+ Years Index and the Merrill Lynch Mortgage Master Index. The Indices are unmanaged and therefore do not incur the same management and trading expenses as the Fund does. An investor cannot invest directly in an index. Past performance can give some indication of the Fund's risk, but does not guarantee future results.

          YEAR-BY-YEAR % TOTAL RETURNS AS OF 12/31

24.42   1.46    12.62   10.2    -4.23    14.53    5.82    13.63     2.75
-------------------------------------------------------------------------------
 '95     '96     '97     '98     '99      '00      '01     '02       '03    '04


---------------------------------------------------------------

   Best Quarter:                                         %
   Worst Quarter:                                        %

---------------------------------------------------------------

---------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2004

                             1 YEAR     5 YEAR      10 YEAR
                           ----------- ---------- ------------
   U.S. Govt. Sec.
   ML U.S. Treas./Agency
   Composite Index

---------------------------------------------------------------


                                FEES AND EXPENSES

The fees and expenses in the tables below are what you may pay if you buy and hold shares of the Fund, and are based on the Fund's latest fiscal year. These fees and expenses do not reflect any of the fees that may be assessed under the variable contract for which this Fund is an investment option. If such fees were included, your costs would be higher. You should consult your contract prospectus or disclosure document for information on contract fees.

       ------------------------------------------------------------
       SHAREHOLDER FEES
       (PAID DIRECTLY FROM YOUR INVESTMENT)........         N/A
       ------------------------------------------------------------
       ANNUAL FUND OPERATING EXPENSES
       (EXPENSES DEDUCTED FROM FUND ASSETS)*
       ------------------------------------------------------------
       Management Fees.............................       0.32%
       Distribution and Service (12b-1) Fees.......        None
       Other Expenses*.............................
                                                      -------------
       Total Annual Fund Operating Expenses**......

--------------

* Other Expenses include a 0.06% administrative services fee the Fund pays to The Travelers Insurance Company ("TIC").

** TIC has an expense cap agreement with the Fund to limit Total Annual Fund Operating Expenses to 1.25%. TIC may terminate the agreement with 60 days notice. As Total Annual Fund Operating Expenses are under that cap, no reimbursements are currently expected.

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, the investment has a 5% return each year and the Fund's operating expenses remain the same.

                 1 YEAR          3 YEARS             5 YEARS          10 YEARS
               ------------    -------------      --------------    -----------

               INVESTMENT OBJECTIVE, STRATEGIES AND RELATED RISKS

The Fund invests in various investments and instruments subject to its investment policy, as described on page 1 of this prospectus, and in the SAI. The SAI also includes a description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities. The Fund may invest in various other types of securities and engage in other investment techniques and strategies that are not the principal focus of the Fund. Listed below is more information on the Fund's investments, its practices, and related risks. For a complete list of all investments available to the Fund, please refer to the Appendix of this prospectus and the SAI. For a free copy of the SAI, see the back cover of this prospectus. The Fund does not guarantee that it will reach its investment objective, and an investment in the Fund may lose money. When you sell your shares they may be worth more or less than what you paid for them.

INVESTMENT OBJECTIVE              The Fund's investment objective is not
                                  fundamental, and its objective and investment policies may be changed by the Trust's Board of Trustees ("Board") without approval of shareholders or holders of variable annuity and variable life insurance contracts. A change in a Fund's investment objective or policies may result in the Fund having a different investment objective or policies from those that a policy owner selected as appropriate at the time of investment.

80% INVESTMENT POLICY             The Fund will notify shareholders at least 60
                                  days' prior to changing its 80% investment policy.

FIXED-INCOME INVESTMENTS          Fixed-income securities include U.S.
                                  Government obligations, certificates of
                                  deposit, and short-term money market
                                  instruments. Fixed-income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The value of debt securities varies inversely with interest rates. This means generally that the value of these investments increases as interest rates fall and decreases as interest rates rise.
                                  Yields from short-term securities normally may be lower than yields from longer-term securities. A bond's price is affected by the credit quality of its issuer. An issuer may not always make payments on a fixed income security. Some fixed income securities, such as mortgage-backed securities are subject to prepayment risk, which occurs when an issuer can prepay the principal owed on a security before its maturity.

                                  If as security is issued by an agency,
                                  instrumentality or government-sponsored
                                  enterprise and not guaranteed by the U.S.
                                  Government, there is no assurance that the U.S. Government will support the credit of that security.

DERIVATIVES AND HEDGING           Derivative contracts, such as futures and
TECHNIQUES                        options on securities, may be used for any of
                                  the following purposes:

                                  o    To hedge against the economic impact of
                                       adverse changes in the market value of
                                       its securities, due to changes in stock
                                       market prices, currency exchange rates or interest rates

                                  o    As a substitute for buying or selling
                                       securities

                                  o    To enhance return

                                  o Forward foreign currency contracts may be used to hedge against foreign currency exposure

                                  Even a small investment in derivative
                                  contracts can have a big impact on the Fund's stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain when stock prices, currency rates or interest rates are changing.

                                  For a more complete description of derivative and hedging techniques and their associated risks, please refer to the SAI.

OTHER RISK FACTORS

SELECTION RISK                    Fund investors are subject to selection risk
                                  in that a strategy used, or security selected, may fail to have the desired effect. For example, stocks believed to show potential for capital growth may not achieve that growth.
                                  Strategies or instruments used to hedge
                                  against a possible risk or loss may fail to protect against the particular risk or loss.

TEMPORARY DEFENSIVE POSITION      The Fund may depart from principal investment
                                  strategies in response to adverse market, economic or political conditions by taking a temporary defensive position by investing all or a substantial part of its assets in shorter-term debt securities including money market instruments. If a Fund takes a temporary defensive position, it may be unable to achieve its investment goal.

PORTFOLIO TURNOVER                The Fund may actively trade portfolio
                                  securities in an attempt to achieve its
                                  investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate, which is likely to generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the
                                  Fund's trading costs and may have an adverse impact on the Fund's performance.

                                   MANAGEMENT

INVESTMENT ADVISER

TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY LLC ("TAMIC") provides investment advice and, in general, supervises the management and investment program for the Fund. TAMIC is a registered investment adviser that was incorporated in 1978. Its principal offices are located at 242 Trumbull Street, Hartford, Connecticut, and it is an indirect wholly owned subsidiary of Citigroup Inc. TAMIC also acts as an investment adviser or subadviser for:

     o    other investment companies used to fund variable products

     o    individual and pooled pension and profit-sharing accounts

     o domestic insurance companies affiliated with The Travelers Insurance Company (which is affiliated with TAMIC)

     o    nonaffiliated insurance companies

[For the year ended December 31, 2004, the Fund paid TAMIC an advisory fee at the annual rate of 0.3233% of the Fund's average daily net assets.]

On January 31, 2005, Citigroup Inc. ("Citigroup") announced that it has reached an agreement with MetLife, Inc. ("MetLife") to sell Citigroup's life insurance and annuity businesses ("Travelers Life & Annuity") to MetLife. As part of this transaction, Travelers Asset Management International Company LLC ("TAMIC"), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of MetLife. TAMIC is the investment adviser to the U.S. Government Securities Portfolio.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. The transaction is expected to close this summer.

In connection with this transaction, the Trust's Board of Trustees will be asked to approve new investment advisory and administrative services contracts, and, to the extent required by law, variable annuity and variable life contract owners, who beneficially own the shares of the funds, will be asked to approve new investment advisory agreements.

PORTFOLIO MANAGER

Mr. Gene Collins serves as the Portfolio Manager for the Fund. Mr. Collins is a Senior Vice President of TAMIC. Since 1986, he has been the Senior Portfolio Manager of the investment portfolios of Primerica Inc., the predecessor company of Citigroup Inc. Since 1998, Mr. Collins has also been the Senior Portfolio Manager of Primerica Life of Canada; a Canadian domiciled insurance company. Mr. Collins has 27 years of experience in investments covering all types of fixed income and equity securities.

Additional information about [the/each] Portfolio Manager's compensation, other accounts managed by [the/each] Portfolio Manager and [the/each] Portfolio Manager's ownership of securities in the Fund is contained in the SAI.

                      TRANSFER AGENT AND FUND ADMINISTRATOR

TRANSFER AGENT

Citicorp Trust Bank, fsb, a subsidiary of Citigroup, serves as the Fund's transfer agent ("transfer agent"). The transfer agent has entered into a sub-transfer agency agreement with PFPC Inc. to serve as the Fund's sub-transfer agent and perform certain recordkeeping and accounting services.

RECENT DEVELOPMENTS

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (SEC) has notified Citigroup Asset Management (CAM), the Citigroup business unit that includes the funds' investment manager and other investment advisory companies; Citicorp Trust Bank (CTB), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor's business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made. As previously disclosed, CAM has already paid the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM's initiation and operation of, and compensation for, the transfer agent business and CAM's retention of, and agreements with, the subcontractor.

Travelers Life & Annuity ("TL&A") and CAM reviewed the adequacy and accuracy of the disclosure provided to the TL&A fund boards at the time the revised transfer agency arrangement was discussed with the boards and concluded that the transfer agency fees paid by the funds that did not have expense caps in effect to CTB for the period from June 1,1999 to August 23, 2004 should be reimbursed with interest to the funds. The reimbursement occurred on November 1, 2004.

Citigroup is cooperating fully in the SEC's investigation and is seeking to resolve the matter in discussions with the SEC Staff. On January 20, 2005, Citigroup stated that it had established an aggregate reserve of $196 million ($25 million in the third quarter of 2004 and $171 million in the fourth quarter of 2004) related to its discussions with the SEC Staff. Settlement negotiations are ongoing and any settlement of this matter with the SEC will require approval by the Citigroup Board and acceptance by the Commission.

Unless and until any settlement is consummated, there can be no assurance that any amount reserved by Citigroup will be distributed. Nor is there at this time any certainty as to how the proceeds of any settlement would be distributed, to whom any such distribution would be made, the methodology by which such distribution would be allocated, and when such distribution would be made.

Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds.

FUND ADMINISTRATOR

The Travelers Insurance Company ("TIC") serves as the Fund's administrator. TIC has entered into a sub-administrative service agreement with Smith Barney Fund Management LLC ("SBFM"), an indirect wholly-owned subsidiary of Citigroup, to perform the Fund's pricing and bookkeeping services.

                      SHAREHOLDER TRANSACTIONS AND PRICING

Fund shares are currently sold only to insurance company separate accounts in connection with the variable annuity and variable life insurance contracts issued by The Companies. The term "shareholder" as used in this prospectus refers to any insurance company separate account that may use Fund shares as a funding option now or in the future. Fund shares are not sold to the general public. Fund shares are sold on a continuing basis without a sales charge at the net asset value next computed after the Fund's custodian receives payment. The separate accounts, to which shares are sold, however, may impose sales and other charges, as described in the appropriate contract prospectus.

The Fund currently issues only one class of shares. All shares participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued for the consideration described in the prospectus, shares are fully paid and nonassessable by the Fund. Shares are redeemable, transferable and freely assignable as collateral. (See your contract prospectus for a discussion of voting rights applicable to purchasers of variable annuity and variable life insurance contracts.)

PRICING OF FUND SHARES

The offering price of Fund shares is the net asset value or NAV of a single share. Normally NAV is computed as of the close of regular trading (generally, 4:00 p.m. Eastern time) each day the New York Stock Exchange ("NYSE") is open. NAV is calculated by adding the value of a Fund's investments, cash and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

The Fund's assets are valued primarily based on market value. For securities traded on an exchange, the market value is determined by the closing sale or official closing price on that exchange. For securities that are not exchange traded, or exchange closing prices are unavailable, the market value is typically determined by third party pricing services using a variety of pricing techniques and methodologies. Additionally, if the pricing services are unable to supply a price, or a price is deemed to be unreliable, the value may be determined based on quotations received from one or more brokers/dealers that make a market in the security. Short-term money market instruments with remaining maturities of sixty days or less are valued using the amortized-cost method. This method approximates market value and minimizes the effect of changes in a security's market value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded; the value is then converted into U.S. dollars from the local currency.

In cases where market prices or quotations are not readily available or are deemed unreliable, or if a significant event has occurred between the time at which a market price is determined and the time at which the Fund's NAV is calculated, an asset may be valued at "fair value" as determined in good faith in accordance with procedures adopted by the Trust's Board of Trustees ("Board"). In particular, the value of foreign securities may be materially affected by events occurring after the close of the market used to determine the securities' value, but before the Fund's NAV is calculated. The Fund uses a fair value model developed by a pricing service to value foreign equity securities on days when there has been more than a certain percentage change in the value of a domestic equity security index. Such percentage may be changed from time to time.

The use of fair value to price securities involves greater reliance on judgment than pricing securities based on readily available market quotations. When the Fund uses fair value to price securities, it may value those securities higher or lower than another fund using market quotations or its own fair value method. Additionally, there can be no assurance that the Fund will be able to obtain the fair value assigned to a security upon the sale of that security.

Foreign markets may be open on days when U.S. markets are closed. Accordingly, the value of foreign securities owned by the Fund could change on days when you cannot purchase or redeem shares of the Fund.

PURCHASES AND REDEMPTIONS

Owners of variable annuity or variable life insurance contracts should follow the purchase and redemption procedures described in your contract prospectus. The following is general information with regard to purchases and redemptions of Fund shares by insurance company separate accounts.

Fund shares are purchased and redeemed at the NAV next determined after the Fund receives a purchase or redemption order. NAVs are adjusted for fractions of a cent. Upon redemption, a shareholder may receive more or less than the amount paid at the time of purchase, depending upon changes in the value of the Fund's investment portfolio between purchase and redemption.

The Fund computes the NAV for purchases and redemptions as of the close of the Exchange on the day that the Fund has received all proper documentation from the shareholder. Redemption proceeds are normally wired or mailed either the same or the next business day, but not more than seven days later.

The Fund retains the right to refuse a purchase order. The Fund may temporarily suspend the redemption rights or postpone payments when the Exchange is closed (other than on weekends and holidays), when trading on the Exchange is restricted, or when permitted by the SEC.

FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and sales of Fund shares resulting from purchase, exchange or withdrawal transactions by certain owners of variable annuity and variable life insurance contracts ("contract owners") may harm other contract owners in various ways. These include: (1) dilution of the interests of long-term contract owners where frequent traders attempt to take advantage of market fluctuations that are not fully reflected in the Fund's NAV; (2) disruption of ordinary portfolio management, such as by necessitating that the Fund maintain a cash level higher than would otherwise be necessary or that the Fund sell securities prematurely or at inopportune times in order to generate cash to meet redemption requests; and (3) increased Fund costs, such as brokerage commissions.

However, the Fund's shares are offered exclusively to separate accounts of the Companies, and the Fund generally has little or no access to the transaction records of individual contract owners whose assets are invested in the separate accounts. Nonetheless, the Trust's Board of Trustees has adopted policies and procedures to discourage market timing while taking these circumstances into account. Specifically, the policies and procedures require that the Fund request written certifications from each Company at least annually specifying that: (1) the Company has instituted policies and procedures reasonably designed to detect and deter the use of the separate accounts for frequent trading; (2) the Company's policies and procedures address the level of trading that will be considered excessive and the Company monitors contract owner transactions to identify excessive trading; and (3) the Company applies such procedures uniformly.

The applicable variable annuity or variable life insurance contract prospectus contains a more detailed description of the Companies' policies and procedures with respect to frequent trading. There is significant risk that the policies and procedures of the Fund and the Companies will prove ineffective and that excessive trading in Fund shares will occur. The Fund may alter its policies and procedures at any time without prior notice to shareholders or contract owners.

                 TAX CONSEQUENCES OF DIVIDENDS AND DISTRIBUTIONS

Capital gains and dividends are distributed in cash or reinvested in additional Fund shares, without a sales charge. The Fund expects that Fund shares will be held under a variable annuity or variable life insurance contract. Under current tax law, distributions that are left to accumulate in the variable annuity or life insurance contract are not subject to federal income tax until they are withdrawn from the contract. Contract purchasers should review the accompanying contract prospectus for a discussion of the tax treatment applicable to variable annuity or variable life insurance contracts.

The Fund intends to make distributions of income and capital gains in order to qualify each year as a regulated company under Subchapter M of the Internal Revenue Code. Further, the Fund intends to meet certain diversification requirements applicable to mutual funds underlying variable insurance products.

                              FINANCIAL HIGHLIGHTS
                      U.S. Government Securities Portfolio

The financial highlights table provides information to help you understand the Fund's financial performance for the past 5 years. Certain information presents financial results for a single Fund share. The total returns in the table represent the rate that a Fund investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The expenses reflected in the table do not reflect any expenses associated with variable contracts such as administrative fees, account charges and surrender charges. If those expenses were included, the expenses shown in the table would be higher and the total returns would be lower. The information was audited by KPMG LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report to shareholders, which is available upon request.

                                                                             YEAR ENDED DECEMBER 31,
                                                    ---------------------------------------------------------------------------
                                                        2004            2003            2002(1)      2001(1)        2000(1)
                                                    --------------  -------------     ------------ -------------  -------------
NET ASSET VALUE, BEGINNING OF YEAR................                        $13.14           $12.44        $12.22         $11.30
INCOME (LOSS) FROM OPERATIONS:
   Net investment income..........................                          0.56             0.63          0.69           0.74
   Net realized and unrealized gain (loss)........                         (0.20)            1.05          0.02           0.84
                                                    --------------  -------------     ------------ -------------  -------------
Total Income (Loss) From Operations...............                          0.36             1.68          0.71           1.58
                                                    --------------  -------------     ------------ -------------  -------------
LESS DISTRIBUTIONS FROM: (2)
   Net investment income..........................                         (0.68)           (0.89)        (0.49)         (0.66)
   Net realized gains.............................                         (0.23)           (0.09)          --              --
                                                    --------------  -------------     ------------ -------------  -------------
Total Distributions...............................                         (0.91)           (0.98)        (0.49)         (0.66)
                                                    --------------  -------------     ------------ -------------  -------------
NET ASSET VALUE, END OF YEAR......................                        $12.59           $13.14        $12.44         $12.22
TOTAL RETURN (3)..................................                          2.75%           13.63%        5.82 %         14.53%
NET ASSETS, END OF YEAR (000'S)...................                      $209,882         $243,871      $126,491        $90,970
RATIOS TO AVERAGE NET ASSETS:
   Expenses (4)...................................                          0.42%            0.44%         0.45%          0.48%
   Net investment income..........................                          4.23             4.82          5.55           6.46
PORTFOLIO TURNOVER RATE...........................                           143%**           165%          327%           289%

--------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) Distributions from realized gains include both net realized short-term and long-term capital gains.

(3) Total returns do not reflect expenses associated with your variable contract such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.

(4) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.25%.

*    Amount represents less than $0.01 per share.

** Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 168%.

                                    APPENDIX
                      U.S. Government Securities Portfolio

The Fund invests in various instruments subject to its investment policy. The following techniques and practices are all available to the Fund, and are described together with their risks in the SAI.

INVESTMENT TECHNIQUE
Asset-Backed Mortgage Securities
Bankers' Acceptances
Buying Put and Call Options
Certificates of Deposit
Commercial Paper
Debt Securities
Floating & Variable Rate Instruments
Futures Contracts
Illiquid Securities
Index Futures Contracts
Investment Company Securities
Lending Portfolio Securities
Letters of Credit
Options on Index Futures Contracts
Real Estate-Related Instruments
Repurchase Agreements
Reverse Repurchase Agreements
Short-Term Money Market Instruments
Temporary Bank Borrowing
U.S. Government Securities
Variable Amount Master Demand Notes
When-Issued & Delayed Delivery Securities
Writing Covered Call Options

                           THE TRAVELERS SERIES TRUST
                      U.S. GOVERNMENT SECURITIES PORTFOLIO

Investors who want more information about the Fund can obtain the SAI that provides more detailed information on a number of topics and is made a part of this prospectus. Additional information about the Fund's investments is available in its annual and semi-annual reports to shareholders. The Fund's annual report provides a discussion of the market conditions and investment strategies that particularly affected the Fund's performance over the past fiscal year. These documents are free of charge. To obtain a copy, or ask other questions about the Fund, do one of the following:

--------------------------------------------------------------------------------
                             CALL -- 1-800-842-9368
--------------------------------------------------------------------------------
    WRITE--TRAVELERS LIFE & ANNUITY, P.O. BOX 990009,HARTFORD, CT 06199-0009
--------------------------------------------------------------------------------
      ACCESS THE EDGAR DATABASE ON THE SEC'S WEBSITE -- http://www.sec.gov
--------------------------------------------------------------------------------

Investors may also review or copy the above referenced documents at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the reference room may be obtained by calling the SEC at 1-202-942-8090. These documents may also be obtained, for a duplicating fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102, or by sending an e-mail request to publicinfo@sec.gov.

The Fund's SAI and shareholder reports are not available on a website because the Fund does not currently maintain a consumer website as Fund shares are only offered to separate accounts of the insurance companies listed on the cover.

(1940 Act # 811-6465)


L-19967                                                                 May 2005

                           THE TRAVELERS SERIES TRUST:
                             PIONEER FUND PORTFOLIO

                  GOAL -- REASONABLE INCOME AND CAPITAL GROWTH

Fund shares are offered only to separate accounts of The Travelers Insurance Company, The Travelers Life and Annuity Company or to separate accounts of affiliated companies (together, "The Companies"). The Fund serves as a funding option for certain variable annuity and variable life insurance contracts issued by The Companies.

                                  ONE CITYPLACE
                           HARTFORD, CONNECTICUT 06103
                            TELEPHONE 1-800-842-9368

                                   PROSPECTUS

                                  May [ ], 2005

TABLE OF CONTENTS

Goals and Investments...................................  1     Shareholder Transactions and Pricing...............    8
Fund Performance........................................  2     Tax Consequences of Dividends and
Fees and Expenses.......................................  2        Distributions...................................   10
Investments and Practices...............................  3     Financial Highlights...............................    8
Management..............................................  6     Appendix...........................................  A-1
   Investment Adviser...................................  6
   The Subadviser and Portfolio Managers................  6
   Transfer Agent and Fund Administrator................  7


--------------------------------------------------------------------------------

THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED THE FUND'S SHARES AS AN INVESTMENT AND HAS NOT DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS AGAINST THE LAW FOR ANYONE TO TELL YOU OTHERWISE. AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

--------------------------------------------------------------------------------

                             PIONEER FUND PORTFOLIO
                              Goals and Investments


                                                               -----------------------------------------------------------
FUND'S OBJECTIVE:      Reasonable Income and Capital Growth       INVESTMENT ADVISER:      Travelers Asset Management
                                                                                           International Company LLC
                                                                                           ("TAMIC")

KEY INVESTMENTS:       Equity Securities                          SUBADVISER:              Pioneer Investment
                                                                                           Management, Inc.

                                                                  PORTFOLIO MANAGERS:      John A. Carey
                                                                                           Walter Hunnewell, Jr.
                                                               -----------------------------------------------------------

SELECTION PROCESS: The Fund invests in a broad list of carefully selected, reasonably priced securities rather than in securities whose prices reflect a premium resulting from their current market popularity. The Fund invests substantially in equity securities, primarily of U.S. issuers. Equity securities include common stocks, convertible debt, depositary receipts, warrants, rights, preferred stocks and Real Estate Investment Trusts ("REITS").

The subadviser uses a value approach to select the Fund's investments. The subadviser seeks securities that it believes are selling at reasonable prices or substantial discounts to their underlying values and holds these securities until the market values reflect their intrinsic values. The subadviser focuses on the quality and price of individual issuers, not on economic sector or market timing strategies. Factors that the subadviser uses in selecting investments include, but are not limited to:

     o    favorable expected returns relative to perceived risk

     o    above average potential for earnings and revenue growth

     o a sustainable competitive advantage (e.g. brand name, customer base, proprietary technology, economies of scale)

     o    potential to provide reasonable income

     o low market valuations relative to earnings forecast, book value, cash flow and sales

PRINCIPAL RISKS: The Fund is subject to market risk where the Fund could lose value if the stocks in which the Fund has invested or overall stock markets in which they trade go down. The Fund is also subject to the risk of investing in mid cap stocks, which may experience more abrupt and erratic market movements, and more volatile pricing, than larger, more established companies. Another principal risk may be "value" risk, where value stocks fall out of favor with investors, or the Fund's assets remain undervalued or do not have the potential value originally expected. For more information on the Fund's investments and related risks, see "Investments and Practices," the Appendix to this prospectus and the Statement of Additional Information ("SAI").

                                FUND PERFORMANCE

The chart and table below show how an investment in the Fund has varied over time. The returns shown are for periods in which the Fund's investment objective and strategies were substantially different from the Fund's current objective and strategies. The returns shown assume that any dividends and distributions have been reinvested in the Fund. The returns are not reduced to reflect any variable annuity or insurance contract charges or fees that may be assessed by The Companies. The table compares the Fund's performance with the Standard & Poor's 500 ("S&P 500") Index. The Index is unmanaged and therefore does not incur the management and trading expenses that the Fund does. An investor cannot invest directly in an index. Past performance can give some indication of the Fund's risk, but does not guarantee future results.

          YEAR-BY-YEAR % TOTAL RETURNS AS OF 12/31

29.29   7.47   25.29   18.21   -0.08   24.26   -23.00   -30.21   23.79
--------------------------------------------------------------------------------
 '95     '96    '97     '98     '99     '00      '01      '02     '03     '04

---------------------------------------------------------------

   Best Quarter:                                         %
   Worst Quarter:                                        %

---------------------------------------------------------------

---------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2004
                                                    LIFE OF
                             1 YEAR     5 YEAR       FUND
                           ----------- ---------- ------------
   Pioneer Fund
   S&P 500
---------------------------------------------------------------


                                FEES AND EXPENSES

The fees and expenses in the tables below are what you may pay if you buy and hold shares of the Fund, and are based on the Fund's latest fiscal year. These fees and expenses do not reflect any of the fees that may be assessed under the variable contract for which this Fund is an investment option. If such fees were included, your costs would be higher. You should consult your contract prospectus or disclosure document for information on contract fees.

----------------------------------------------------------------------
SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT).........                None
----------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)
----------------------------------------------------------------------
Management Fees*.............................                0.75%
Distribution and Service (12b-1) Fees........                  --
Other Expenses**.............................                    %
                                                         -------------
Total Annual Fund Operating Expenses***......                    %

--------------

* Effective December 1, 2004, the Fund has a fee schedule that reduces the management fee payable on assets as follows: 0.75% of the first $250 million, 0.70% of the next $250 million, 0.67% of the next $500 million, 0.650% of the next $1 billion and 0.600% of amounts over $2 billion. Previously, the Fund's management fee was 0.75%. [Actual management fee for the year were a blended rate of xx%] The Fund has a voluntary expense cap of 1.25%. As Total Annual Fund Operating Expenses are under that cap, no reimbursements are currently expected.

** Other Expenses include a 0.06% administrative service fee the Fund pays to The Travelers Insurance Company ("TIC").

*** TIC has an expense cap agreement with the Fund to limit Total Annual Fund Operating Expenses to 1.25%. TIC may terminate the agreement with 60 days notice. As Total Annual Fund Operating Expenses are under that cap, no reimbursements are currently expected.

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, the investment has a 5% return each year and the Fund's operating expenses remain the same.


                       1 YEAR       3 YEARS       5 YEARS       10 YEARS
                     ------------  -----------   -----------   -----------

               INVESTMENT OBJECTIVE, STRATEGIES AND RELATED RISKS

The Fund invests in various investments and other instruments subject to its investment policy as described on page 1 of this prospectus and in the SAI. The SAI also includes a description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities. Listed below is more information on the Fund's investments, its practices and related risks. The Fund may invest in various other types of securities and engage in other investment techniques and strategies that are not the principal focus of the Fund. For a free copy of the SAI, see the back cover of this prospectus. The Fund does not guarantee that it will reach its investment objective, and an investment in the Fund may lose money. When you sell your shares they may be worth more or less than what you paid for them.

INVESTMENT OBJECTIVE              The Fund's investment objective is not
                                  fundamental and its objective and investment policies may be changed by the Trust's Board of Trustees ("Board") without approval of shareholders or holders of variable annuity and variable life insurance contracts. A change in a Fund's investment objective or policies may result in the Fund having a different investment objective or policies from those that a policy owner selected as appropriate at the time of investment.

EQUITIES Equity securities include common and preferred stock, warrants, rights, depositary receipts and shares, trust certificates, and real estate instruments.

                                  Equities are subject to market risk. Many factors affect the stock market prices and dividend payouts of equity investments. These factors include general business conditions, investor confidence in the economy, and current conditions in a particular industry or company. Each company determines whether or not to pay dividends on common stock. Equity securities are subject to financial risks relating to the issuer's earning stability and overall financial soundness. Smaller and emerging growth companies are particularly sensitive to these factors.

REAL ESTATE INVESTMENT TRUSTS     The Fund may invest up to 25% of its assets in
("REITS")                         REITs. REITs are companies that invest
                                  primarily in real estate and real estate related loans. REITs are significantly affected by the market for real estate and are dependent upon management skills and cash flows. Additionally, the Fund would indirectly bear its proportionate share of any management and other expenses paid by the REITs in which it invests.

FIXED-INCOME INVESTMENTS          The Fund may also invest in fixed-income
                                  securities, but may only invest up to 5% of its net assets in below investment-grade fixed-income securities (commonly called "junk bonds"). Fixed-income securities include U.S.
                                  Government obligations, certificates of
                                  deposit, and short-term money market
                                  instruments. Fixed-income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

                                  The value of debt securities varies inversely with interest rates. This means generally that the value of these investments increases as interest rates fall and decreases as interest rates rise. Yields from short-term securities normally may be lower than yields from longer-term securities. A bond's price is affected by the credit quality of its issuer. An issuer may not always make payments on a fixed income security. Some fixed income securities, such as mortgage-backed securities are subject to prepayment risk, which occurs when an issuer can prepay the principal owed on a security before its maturity.

LOWER-QUALITY FIXED-INCOME        High-yield, high-risk securities, commonly
SECURITIES                        called "junk bonds," are considered
                                  speculative. While generally providing greater income than investments in higher-quality securities, these lower-quality securities will involve greater risk of principal and income than higher-quality securities
                                  (including the possibility of default or bankruptcy of the issuers of the security).
                                  Like other fixed-income securities, the value of high-yield securities will also fluctuate as interest rates change.

FOREIGN SECURITIES INVESTMENTS    The Fund may invest up to 10% of its total
                                  assets in non-U.S. corporate and government issuers. An investment in foreign securities involves risk in addition to those of U.S.
                                  securities, including possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. The Fund also bears "information" risk associated with the different accounting, auditing, and financial reporting standards in many foreign countries.
                                  If a Fund invests in securities denominated or quoted in currencies other than the U.S.
                                  dollar, changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets.
                                  Foreign securities may be less liquid than U.S. securities.

EMERGING MARKET INVESTMENTS       The Fund will not invest more than 5% of its
                                  total assets in emerging market issuers.
                                  Emerging markets offer the potential of
                                  significant gains but also involve greater risks than investing in more developed countries. Political or economic instability, lack of market liquidity and government actions, such as currency controls or seizure of private business or property, may be more likely in emerging markets.

DERIVATIVES AND HEDGING           Derivative contracts, such as futures and
TECHNIQUES                        options on securities, may be used for any of
                                  the following purposes:

                                  o    To hedge against the economic impact of
                                       adverse changes in the market value of
                                       its securities, due to changes in stock
                                       market prices, currency exchange rates or interest rates

                                  o    As a substitute for buying or selling
                                       securities

                                  o    To enhance return

                                  o Forward foreign currency contracts may be used to hedge against foreign currency exposure

                                  Even a small investment in derivative
                                  contracts can have a big impact on a Fund's stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain when stock prices, currency rates or interest rates are changing. For a more complete description of derivative and hedging techniques and their associated risks, please refer to the SAI.

OTHER RISK FACTORS

SELECTION RISK                    Fund investors are subject to selection risk
                                  in that a strategy used, or stock selected, may fail to have the desired effect.
                                  Specifically, stocks believed to show
                                  potential for capital growth may not achieve that growth. Strategies or instruments used to hedge against a possible risk or loss may fail to protect against the particular risk or loss.

TEMPORARY DEFENSIVE POSITION      The Fund may depart from principal investment
                                  strategies in response to adverse market, economic or political conditions by taking a temporary defensive position by investing all or a substantial part of its assets in debt securities, including lower-risk debt securities, and money market instruments. If a Fund takes a temporary defensive position, it may be unable to achieve its investment goal.

PORTFOLIO TURNOVER                The Fund may actively trade portfolio
                                  securities in an attempt to achieve its
                                  investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate, which is likely to generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the
                                  Fund's trading costs and may have an adverse impact on the Fund's performance.



                                   MANAGEMENT

INVESTMENT ADVISER

TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY LLC ("TAMIC") provides investment advice and, in general, supervises the management and investment program for the Fund. TAMIC employs a subadviser to manage the Fund's daily investment operations, subject to the supervision of the Board of Trustees and TAMIC.

TAMIC is a registered investment adviser that was incorporated in 1978. Its principal offices are located at 242 Trumbull Street, Hartford, Connecticut, and it is an indirect wholly owned subsidiary of Citigroup Inc. TAMIC also acts as an investment adviser or subadviser for:

     o    other investment companies used to fund variable products

     o    individual and pooled pension and profit-sharing accounts

     o domestic insurance companies affiliated with The Travelers Insurance Company (which is affiliated with TAMIC)

     o    nonaffiliated insurance companies

For the year ended December 31, 2004, the Fund paid TAMIC a [blended] rate of 0.xx% of the Fund's average daily net assets.

On January 31, 2005, Citigroup Inc. ("Citigroup") announced that it has reached an agreement with MetLife, Inc. ("MetLife") to sell Citigroup's life insurance and annuity businesses ("Travelers Life & Annuity") to MetLife. As part of this transaction, Travelers Asset Management International Company LLC ("TAMIC"), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of MetLife. TAMIC is the investment adviser to the Pioneer Fund Portfolio.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. The transaction is expected to close this summer.

In connection with this transaction, the Trust's Board of Trustees will be asked to approve new investment advisory and administrative services contracts, and, to the extent required by law, variable annuity and variable life contract owners, who beneficially own the shares of the funds, will be asked to approve new investment advisory agreements.

THE SUBADVISER AND PORTFOLIO MANAGERS

The subadviser is Pioneer Investment Management, Inc. ("Pioneer"), 60 State Street, Boston, Massachusetts 02109. Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A, one of the largest banking groups in Italy. TAMIC pays a subadvisory fee to Pioneer. Pioneer provides investment management and financial services to mutual funds, institutional and other clients. Day-to-day management of the Fund is the responsibility of John A. Carey, portfolio manager and Walter Hunnewell, Jr,. assistant portfolio manager. Messrs. Carey and Hunnewell are supported by Pioneer's domestic equity team. The team manages other Pioneer mutual funds investing primarily in U.S. equity securities. Mr. Carey and Mr. Hunnewell may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited.

Mr. Carey is Director of Portfolio Management US and Executive Vice President of Pioneer. Mr. Carey joined Pioneer as an analyst in 1979. Mr. Hunnewell is a Vice President and Associate Portfolio Manager of Pioneer. He joined Pioneer in 2001 and has been an investment professional since 1985, serving as an independent manager and fiduciary of private asset portfolios from 2000 to 2001 and as an analyst with Putnam Investments from 1994 to 1999. Messrs. Carey and Hunnewell have managed the Fund since Pioneer became the Fund's subadviser on May 1, 2003.

Additional information about [the/each] Portfolio Manager's compensation, other accounts managed by [the/each] Portfolio Manager and [the/each] Portfolio Manager's ownership of securities in the Fund is contained in the SAI.

                      TRANSFER AGENT AND FUND ADMINISTRATOR

TRANSFER AGENT

Citicorp Trust Bank, fsb, a subsidiary of Citigroup, serves as the Fund's transfer agent ("transfer agent"). The transfer agent has entered into a sub-transfer agency agreement with PFPC Inc. to serve as the Fund's sub-transfer agent and perform certain recordkeeping and accounting services.

RECENT DEVELOPMENTS

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (SEC) has notified Citigroup Asset Management (CAM), the Citigroup business unit that includes the funds' investment manager and other investment advisory companies; Citicorp Trust Bank
(CTB), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor's business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made. As previously disclosed, CAM has already paid the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM's initiation and operation of, and compensation for, the transfer agent business and CAM's retention of, and agreements with, the subcontractor.

Travelers Life & Annuity ("TL&A") and CAM reviewed the adequacy and accuracy of the disclosure provided to the TL&A fund boards at the time the revised transfer agency arrangement was discussed with the boards and concluded that the transfer agency fees paid by the funds that did not have expense caps in effect to CTB for the period from June 1,1999 to August 23, 2004 should be reimbursed with interest to the funds. The reimbursement occurred on November 1, 2004.

Citigroup is cooperating fully in the SEC's investigation and is seeking to resolve the matter in discussions with the SEC Staff. On January 20, 2005, Citigroup stated that it had established an aggregate reserve of $196 million ($25 million in the third quarter of 2004 and $171 million in the fourth quarter of 2004) related to its discussions with the SEC Staff. Settlement negotiations are ongoing and any settlement of this matter with the SEC will require approval by the Citigroup Board and acceptance by the Commission.

Unless and until any settlement is consummated, there can be no assurance that any amount reserved by Citigroup will be distributed. Nor is there at this time any certainty as to how the proceeds of any settlement would be distributed, to whom any such distribution would be made, the methodology by which such distribution would be allocated, and when such distribution would be made.

Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds.

FUND ADMINISTRATOR

The Travelers Insurance Company ("TIC") serves as the Fund's administrator. TIC has entered into a sub-administrative service agreement with Smith Barney Fund Management LLC ("SBFM"), an indirect wholly-owned subsidiary of Citigroup, to perform the Fund's pricing and bookkeeping services.

                      SHAREHOLDER TRANSACTIONS AND PRICING

Fund shares are currently sold only to insurance company separate accounts in connection with the variable annuity and variable life insurance contracts issued by The Companies. The term "shareholder" as used in this prospectus refers to any insurance company separate account that may use Fund shares as a funding option now or in the future. Fund shares are not sold to the general public. Fund shares are sold on a continuing basis without a sales charge at the net asset value next computed after the Fund's custodian receives payment. The separate accounts, to which shares are sold, however, may impose sales and other charges, as described in the appropriate contract prospectus.

The Fund currently issues only one class of shares. All shares participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued for the consideration described in the prospectus, shares are fully paid and nonassessable by the Fund. Shares are redeemable, transferable and freely assignable as collateral. (See your contract prospectus for a discussion of voting rights applicable to purchasers of variable annuity and variable life insurance contracts.)

PRICING OF FUND SHARES

The offering price of Fund shares is the net asset value or NAV of a single share. Normally NAV is computed as of the close of regular trading (generally, 4:00 p.m. Eastern time) each day the New York Stock Exchange ("NYSE") is open. NAV is calculated by adding the value of a Fund's investments, cash and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

The Fund's assets are valued primarily based on market value. For securities traded on an exchange, the market value is determined by the closing sale or official closing price on that exchange. For securities that are not exchange traded, or exchange closing prices are unavailable, the market value is typically determined by third party pricing services using a variety of pricing techniques and methodologies. Additionally, if the pricing services are unable to supply a price, or a price is deemed to be unreliable, the value may be determined based on quotations received from one or more brokers/dealers that make a market in the security. Short-term money market instruments with remaining maturities of sixty days or less are valued using the amortized-cost method. This method approximates market value and minimizes the effect of changes in a security's market value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded; the value is then converted into U.S. dollars from the local currency.

In cases where market prices or quotations are not readily available or are deemed unreliable, or if a significant event has occurred between the time at which a market price is determined and the time at which the Fund's NAV is calculated, an asset may be valued at "fair value" as determined in good faith in accordance with procedures adopted by the Trust's Board of Trustees ("Board"). In particular, the value of foreign securities may be materially affected by events occurring after the close of the market used to determine the securities' value, but before the Fund's NAV is calculated. The Fund uses a fair value model developed by a pricing service to value foreign equity securities on days when there has been more than a certain percentage change in the value of a domestic equity security index. Such percentage may be changed from time to time.

The use of fair value to price securities involves greater reliance on judgment than pricing securities based on readily available market quotations. When the Fund uses fair value to price securities, it may value those securities higher or lower than another fund using market quotations or its own fair value method. Additionally, there can be no assurance that the Fund will be able to obtain the fair value assigned to a security upon the sale of that security.

Foreign markets may be open on days when U.S. markets are closed. Accordingly, the value of foreign securities owned by the Fund could change on days when you cannot purchase or redeem shares of the Fund.

PURCHASES AND REDEMPTIONS

Owners of variable annuity or variable life insurance contracts should follow the purchase and redemption procedures described in your contract prospectus. The following is general information with regard to purchases and redemptions of Fund shares by insurance company separate accounts.

Fund shares are purchased and redeemed at the NAV next determined after the Fund receives a purchase or redemption order. NAVs are adjusted for fractions of a cent. Upon redemption, a shareholder may receive more or less than the amount paid at the time of purchase, depending upon changes in the value of the Fund's investment portfolio between purchase and redemption.

The Fund computes the NAV for purchases and redemptions as of the close of the Exchange on the day that the Fund has received all proper documentation from the shareholder. Redemption proceeds are normally wired or mailed either the same or the next business day, but not more than seven days later.

The Fund retains the right to refuse a purchase order. The Fund may temporarily suspend the redemption rights or postpone payments when the Exchange is closed (other than on weekends and holidays), when trading on the Exchange is restricted, or when permitted by the SEC.

FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and sales of Fund shares resulting from purchase, exchange or withdrawal transactions by certain owners of variable annuity and variable life insurance contracts ("contract owners") may harm other contract owners in various ways. These include: (1) dilution of the interests of long-term contract owners where frequent traders attempt to take advantage of market fluctuations that are not fully reflected in the Fund's NAV; (2) disruption of ordinary portfolio management, such as by necessitating that the Fund maintain a cash level higher than would otherwise be necessary or that the Fund sell securities prematurely or at inopportune times in order to generate cash to meet redemption requests; and (3) increased Fund costs, such as brokerage commissions.

However, the Fund's shares are offered exclusively to separate accounts of the Companies, and the Fund generally has little or no access to the transaction records of individual contract owners whose assets are invested in the separate accounts. Nonetheless, the Trust's Board of Trustees has adopted policies and procedures to discourage market timing while taking these circumstances into account. Specifically, the policies and procedures require that the Fund request written certifications from each Company at least annually specifying that: (1) the Company has instituted policies and procedures reasonably designed to detect and deter the use of the separate accounts for frequent trading; (2) the Company's policies and procedures address the level of trading that will be considered excessive and the Company monitors contract owner transactions to identify excessive trading; and (3) the Company applies such procedures uniformly.

The applicable variable annuity or variable life insurance contract prospectus contains a more detailed description of the Companies' policies and procedures with respect to frequent trading. There is significant risk that the policies and procedures of the Fund and the Companies will prove ineffective and that excessive trading in Fund shares will occur. The Fund may alter its policies and procedures at any time without prior notice to shareholders or contract owners.

                 TAX CONSEQUENCES OF DIVIDENDS AND DISTRIBUTIONS

Capital gains and dividends are reinvested in additional Fund shares, without a sales charge. The Fund expects that Fund shares will be held under a variable annuity or variable life insurance contract. Under current tax law, distributions that are left to accumulate in the variable annuity or life insurance contract are not subject to federal income tax until they are withdrawn from the contract. Contract purchasers should review the accompanying contract prospectus for a discussion of the tax treatment applicable to variable annuity or variable life insurance contracts.

The Fund intends to make distributions of income and capital gains in order to qualify each year as a regulated company under Subchapter M of the Internal Revenue Code. Further, the Fund intends to meet certain diversification requirements applicable to mutual funds underlying variable insurance products.

                              FINANCIAL HIGHLIGHTS
                             PIONEER FUND PORTFOLIO

The financial highlights table provides information to help you understand the Fund's financial performance for the past 5 years. Certain information presents financial results for a single Fund share. The total returns in the table represent the rate that a Fund investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The expenses reflected in the table do not reflect any expenses associated with variable contracts such as administrative fees, account charges and surrender charges. If those expenses were included, the expenses shown in the table would be higher and the total returns would be lower. The information was audited by KPMG LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report to shareholders, which is available upon request.

                                                                           YEAR ENDED DECEMBER 31,
                                                   ------------------------------------------------------------------------
                                                      2004          2003(1)         2002(1)       2001(1)        2000(1)
                                                   ------------   -------------   ------------   -----------    -----------
NET ASSET VALUE, BEGINNING OF YEAR.............                   $       8.94    $     13.87    $    19.22     $    15.91
INCOME (LOSS) FROM OPERATIONS:
   Net investment income.......................                           0.15           0.32          0.37           0.43
   Net realized and unrealized gain (loss).....                           1.98          (4.47)        (4.65)          3.36
                                                   ------------   -------------   ------------   -----------    -----------
Total Income (Loss) From Operations............                           2.13          (4.15)        (4.28)          3.79
                                                   ------------   -------------   ------------   -----------    -----------
LESS DISTRIBUTIONS FROM (2)
   Net investment income.......................                          (0.15)         (0.78)        (0.30)         (0.45)
   Net realized gains..........................                             --             --         (0.77)         (0.03)
                                                   ------------   -------------   ------------   -----------    -----------
Total Distributions............................                          (0.15)         (0.78)        (1.07)         (0.48)
                                                   ------------   -------------   ------------   -----------    -----------
NET ASSET VALUE, END OF YEAR...................                   $      10.92    $      8.94    $    13.87     $    19.22
TOTAL RETURN (3)...............................                          23.78%        (30.21)%      (23.00)%        24.26%
NET ASSETS, END OF YEAR (000'S)................                   $     27,401    $    21,561    $   39,433     $   48,456
RATIOS TO AVERAGE NET ASSETS
   Expenses (4)................................                           1.12%          0.90%         0.81%          0.84%
   Net investment income.......................                           1.52%          2.88          2.18           2.47
PORTFOLIO TURNOVER RATE........................                             98%            25%           20%            22%


--------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) Distributions from realized gains include both net realized short-term and long-term capital gains.

(3) Total returns do not reflect expenses associated with your variable contract such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.

(4) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.25%.

                                    APPENDIX
                             Pioneer Fund Portfolio

The Fund invests in various instruments subject to its investment policy. The following techniques and practices are all available to the Fund, and are described together with their risks in the SAI.

INVESTMENT TECHNIQUE
American Depositary Receipts
Asset-Backed Mortgage Securities
Bankers' Acceptances
Buying Put and Call Options
Certificates of Deposit
Commercial Paper
Convertible Securities
Corporate Asset-Backed Securities
Debt Securities
Emerging Market Securities
Equity Securities
Floating & Variable Rate Instruments
Foreign Securities
Forward Contracts on Foreign Currency
Futures Contracts
High-Yield, High-Risk Bonds
Illiquid Securities
Indexed Securities
Index Futures Contracts
Investment Company Securities
Investment in Unseasoned Companies
Lending Portfolio Securities
Letters of Credit
Loan Participations
Options on Foreign Currencies
Options on Index Futures Contracts
Options on Stock Indices
Real Estate-Related Instruments
Repurchase Agreements
Reverse Repurchase Agreements
Short Sales "Against the Box"
Short-Term Money Market Instruments
Swap Agreements
Temporary Bank Borrowing
U.S. Government Securities
Variable Amount Master Demand Notes
When-Issued & Delayed Delivery Securities
Writing Covered Call Options

                             PIONEER FUND PORTFOLIO

Investors who want more information about the Fund can obtain the SAI that provides more detailed information on a number of topics and is made a part of this prospectus. Additional information about the Fund's investments is available in its annual and semi-annual reports to shareholders. The Fund's annual report provides a discussion of the market conditions and investment strategies that particularly affected the Fund's performance over the past fiscal year. These documents are free of charge. To obtain a copy, or ask other questions about the Fund, do one of the following:

--------------------------------------------------------------------------------
                             CALL -- 1-800-842-9368
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
     WRITE-TRAVELERS LIFE & ANNUITY, P.O. BOX 990009,HARTFORD, CT 06199-0009
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
      ACCESS THE EDGAR DATABASE ON THE SEC'S WEBSITE -- http://www.sec.gov
--------------------------------------------------------------------------------

Investors may also review or copy the above referenced documents at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the reference room may be obtained by calling the SEC at 1-202-942-8090. These documents may also be obtained, for a duplicating fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102, or by sending an e-mail request to publicinfo@sec.gov.

The Fund's SAI and shareholder reports are not available on a website because the Fund does not currently maintain a consumer website as Fund shares are only offered to separate accounts of the insurance companies listed on the cover.

(1940 Act # 811-3429)


L-19968                                                                 May 2005

                           THE TRAVELERS SERIES TRUST:
                         ZERO COUPON BOND FUND PORTFOLIO
                                  (SERIES 2005)

                      GOAL -- HIGH CONSISTENT TOTAL RETURN
                          WITH PRESERVATION OF CAPITAL

The Travelers Series Trust (the "Trust") is an open-end management investment company (mutual fund) consisting of multiple portfolios, each with its own investment objective and policies. Only the portfolio (the "Fund") listed above is described in this prospectus.

Fund shares are offered only to separate accounts of The Travelers Insurance Company and The Travelers Life and Annuity Company (together, "The Companies"). The Fund serves as a funding option for certain variable annuity and variable life insurance contracts issued by The Companies.

                                  ONE CITYPLACE
                           HARTFORD, CONNECTICUT 06103
                            TELEPHONE 1-800-842-9368

                                   PROSPECTUS

                                  May [ ], 2005

TABLE OF CONTENTS

Goals and Investments......................................    1    Shareholder Transactions and Pricing...............     6
Fund Performance...........................................    2    Tax Consequences of Dividends and
Fees and Expenses..........................................    2       Distributions...................................     8
Investment Objective, Strategies and Related Risks.........    3    Financial Highlights...............................     9
Management.................................................    4    Appendix...........................................   A-1
   Investment Adviser......................................    5
   Portfolio Manager.......................................    5
   Transfer Agent and Fund Administrator...................


--------------------------------------------------------------------------------

THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED THE FUND'S SHARES AS AN INVESTMENT AND HAS NOT DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS AGAINST THE LAW FOR ANYONE TO TELL YOU OTHERWISE. AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

--------------------------------------------------------------------------------

                  ZERO COUPON BOND FUND PORTFOLIO (SERIES 2005)
                              Goals and Investments

                                                             --------------------------------------------------------
FUND'S OBJECTIVE:             High consistent total return      INVESTMENT ADVISER:     Travelers Asset Management
                              with preservation of capital                              International Company LLC
                                                                                        ("TAMIC")

KEY INVESTMENTS:              Zero coupon securities            PORTFOLIO MANAGER:      Gene Collins
                                                             --------------------------------------------------------

SELECTION PROCESS: The Fund normally invests at least 80% of its assets in zero coupon securities ("80% investment policy"). A zero coupon security pays no cash income but is acquired at a substantial discount from its value at maturity. These securities may be issued by the U.S. Government, domestic corporations, or foreign issuers. The Fund also may invest the remaining 20% of its assets in non-zero coupon securities, such as common stock, income-producing bonds and money market instruments.

PRINCIPAL RISKS: The Fund is most subject to fixed-income securities risk, where market values move in the opposite direction of interest rates, and sector risk, where market values are impacted by a concentration in zero coupon bonds. Because the cash flows from zero coupon securities are deferred and because zero coupon securities often represent subordinated debt, their prices are more volatile than most other bonds. The Fund may be subject to foreign markets securities risks, where market values may be impacted by limited trading, currency exchange, political or economic instability, or other factors. For more information on the Fund's investments and related risks, please see "Investments and Practices," the Appendix to this prospectus and the Fund's Statement of Additional Information ("SAI").

MATURITY DATE: The Fund matures on the third Friday of December of 2005 (the "Target Date"). On the Portfolio's Target Date, the Portfolio will be converted to cash and the investor may invest in another of the funding options in the contract. If an investor does not complete an instruction form directing what should be done with liquidation proceeds, the proceeds will be automatically invested in the Smith Barney Money Market Portfolio or Travelers Money Market Portfolio, as applicable, and the investor will be notified of such event. If shares of the Fund are redeemed prior to the Fund's maturity, an investor may experience a significantly different investment return than was anticipated at the time of purchase.

                                FUND PERFORMANCE

The chart and tables below show how an investment in the Fund has varied over time. The returns shown assume that any dividends and distributions have been reinvested in the Fund. The returns are not reduced to reflect any variable insurance contract charges or fees that may be assessed by Companies. The tables compare the Fund's performance with the Merrill Lynch Zero Coupon Index (10 year) and a U.S. Treasury Zero Coupon Bond ("STRIP") with a maturity date that is similar to those in the Fund. The Indices are unmanaged and therefore do not incur the same management and trading expenses as the Fund does. An investor cannot invest directly in an index. Past performance can give some indication of the Fund's risk but does not guarantee future results.

       YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31

0.90    11.63    12.26    -5.42    14.13    6.41    10.79    2.36
---------------------------------------------------------------------------
 '96     '97      '98      '99      '00      '01      '02     '03    '04

---------------------------------------------------------------

   Best Quarter:                                          %
   Worst Quarter:                                         %

---------------------------------------------------------------

---------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2004

                                                    LIFE OF
                             1 YEAR     5 YEAR       FUND*
                           ----------- ---------- ------------
   Zero Coupon
     (Series 2005)
   Merrill Lynch Zero
      (10 yr.)
   STRIP due 11/15/05

*    Fund commenced operations on October 11, 1995.
---------------------------------------------------------------


                                FEES AND EXPENSES

The fees and expenses in the tables below are what you may pay if you buy and hold shares of the Fund, and are based on the Fund's latest fiscal year. These fees and expenses do not reflect any of the fees that may be assessed under the variable contract for which this Fund is an investment option. If such fees were included, your costs would be higher. You should consult your contract prospectus or disclosure document for information on contract fees.

-------------------------------------------------------------
SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT).........       N/A
-------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)*
-------------------------------------------------------------
Management Fees..............................      0.10%
Distribution and Service (12b-1) Fees........      None
Other Expenses*..............................          %
                                                -------------
Total Annual Fund Operating Expenses**.......          %*

* Other Expenses include a 0.06% administrative service fee the Fund pays to The Travelers Insurance Company ("TIC")

** TIC has an expense cap agreement with the Fund to limit Total Annual Fund Operating Expenses to 0.15%. TIC may terminate the agreement with 60 days notice. For the fiscal year, TIC reimbursed the Fund $xx,xxx.

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, the investment has a 5% return each year and the Fund's operating expenses remain the same.

                      1 YEAR        3 YEARS        5 YEARS       10 YEARS
                     ----------    -----------    ----------    -----------

               INVESTMENT OBJECTIVE, STRATEGIES AND RELATED RISKS

The Fund invests in various investments and other instruments subject to its investment policy. The SAI also includes a description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities. The Fund may invest in all of the following, as described in the overview for the Fund, and in the SAI. The Fund's investments include foreign securities. The Fund may invest in various other types of securities and engage in other investment techniques and strategies that are not the principal focus of the Fund. For a complete list of all investments available to the Fund, please see Appendix A of this prospectus. For a free copy of the SAI, see the back cover of this prospectus. The Fund does not guarantee it will reach its investment objective, and you may lose money by investing in the Fund. When you sell your shares they may be worth more or less than what you paid for them.

INVESTMENT OBJECTIVE              The Fund's investment objective is not
                                  fundamental, and its objective and investment policies may be changed by the Trust's Board of Trustees without approval of shareholders or holders of variable annuity and variable life insurance contracts. A change in the Fund's investment objective or policies may result in the Fund having a different investment objective or policies from those that a policy owner selected as appropriate at the time of investment.

80% INVESTMENT POLICY             The Fund will notify shareholders at least 60
                                  days' prior to changing its 80% investment policy.

FIXED INCOME INVESTMENTS          The Fund may invest in fixed-income
                                  securities. Fixed-income securities include
                                  U.S. Government obligations, certificates of deposit, and short-term money market instruments. Fixed-income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

     GENERALLY:                   The value of debt securities varies inversely
                                  with interest rates. This means generally that the value of these investments increases as interest rates fall and decreases as interest rates rise. Yields from short-term securities normally may be lower than yields from longer-term securities. A bond's price is affected by the credit quality of its issuer.
                                  An issuer may not always make payments on a fixed income security. Some fixed income securities, such as mortgage-backed securities are subject to prepayment risk, which occurs when an issuer can prepay the principal owed on a security before its maturity.

                                  If a security is issued by an agency,
                                  instrumentality or government-sponsored
                                  enterprise and not guaranteed by the U.S.
                                  Government, there is no assurance that the U.S. Government will support the credit of that security.

     ZERO COUPON SECURITIES:      Because they do not pay interest, zero coupon
                                  securities tend to be subject to greater fluctuation of market value in response to changes in interest rates.

                                  Proceeds from the sale of zero coupon
                                  securities may not be reinvested at the same interest rate that was available at the time of purchase.

EQUITIES Equity securities include common and preferred stock, warrants, rights, depositary receipts and shares, trust certificates, and real estate instruments.

                                  Equities are subject to market risk. Many factors affect the stock market prices and dividend payouts of equity investments. These factors include general business conditions, investor confidence in the economy, and current conditions in a particular industry or company.

FOREIGN SECURITIES INVESTMENTS    An investment in foreign securities involves
                                  risk in addition to those of U.S. securities, including possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. The Fund also bears "information" risk associated with the different accounting, auditing, and financial reporting standards in many foreign countries. If a Fund invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets. Foreign securities may be less liquid than U.S. securities.

DERIVATIVES AND HEDGING           Derivative contracts, such as futures and
TECHNIQUES                        options on securities, may be used for any of
                                  the following purposes:

                                  o    To hedge against the economic impact of
                                       adverse changes in the market value of
                                       its securities, due to changes in stock
                                       market prices, currency exchange rates or interest rates

                                  o    As a substitute for buying or selling
                                       securities

                                  o    To enhance return

                                  o Forward foreign currency contracts may be used to hedge against foreign currency exposure

                                  Even a small investment in derivative
                                  contracts can have a big impact on a Fund's stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain when stock prices, currency rates or interest rates are changing.

                                  For a more complete description of derivative and hedging techniques and their associated risks, please refer to the SAI.

SELECTION RISK                    Fund investors are subject to selection risk
                                  in that a strategy used, or stock selected, may fail to have the desired effect.
                                  Specifically, stocks believed to show
                                  potential for capital growth may not achieve that growth. Strategies or instruments used to hedge against a possible risk or loss may fail to protect against the particular risk or loss.


                                   MANAGEMENT

INVESTMENT ADVISER

TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY LLC ("TAMIC") provides investment advice, and, in general, supervises and manages the investment program for the Fund. TAMIC is a registered investment adviser that was incorporated in 1978. Its principal offices are located at 242 Trumbull Street, Hartford, Connecticut, and it is an indirect wholly owned subsidiary of Citigroup, Inc. TAMIC also acts as an investment adviser or subadviser for:

     o    other investment companies used to fund variable products

     o    individual and pooled pension and profit-sharing accounts

     o domestic insurance companies affiliated with The Travelers Insurance Company (which is affiliated with TAMIC)

     o    nonaffiliated insurance companies

[For the year ended December 31, 2004, the Zero Coupon Bond Fund Portfolio paid TAMIC a fee equal on an annual basis to 0.10% of the average daily net assets of the Portfolio. ]

On January 31, 2005, Citigroup Inc. ("Citigroup") announced that it has reached an agreement with MetLife, Inc. ("MetLife") to sell Citigroup's life insurance and annuity businesses ("Travelers Life & Annuity") to MetLife. As part of this transaction, Travelers Asset Management International Company LLC ("TAMIC"), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of MetLife. TAMIC is the investment adviser to the Zero Coupon Bond Fund Portfolio (Series 2005).

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. The transaction is expected to close this summer.

In connection with this transaction, the Trust's Board of Trustees will be asked to approve new investment advisory and administrative services contracts, and, to the extent required by law, variable annuity and variable life contract owners, who beneficially own the shares of the funds, will be asked to approve new investment advisory agreements.

PORTFOLIO MANAGER

The Zero Coupon Bond Fund Portfolio is managed by Gene Collins. Mr. Collins is a Senior Vice President of TAMIC. Since 1986, he has been the Senior Portfolio Manager of the investment portfolios of Primerica Inc., the predecessor company of Citigroup Inc. Since 1998, Mr. Collins has also been the Senior Portfolio Manager of Primerica Life of Canada; a Canadian domiciled insurance company. Mr. Collins has 27 years of experience in investments covering all types of fixed income and equity securities.

Additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager and the Portfolio Manager's ownership of securities in the Fund is contained in the SAI.

                      TRANSFER AGENT AND FUND ADMINISTRATOR

TRANSFER AGENT

Citicorp Trust Bank, fsb, a subsidiary of Citigroup, serves as the Fund's transfer agent ("transfer agent"). The transfer agent has entered into a sub-transfer agency agreement with PFPC Inc. to serve as the Fund's sub-transfer agent and perform certain recordkeeping and accounting services.

RECENT DEVELOPMENTS

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (SEC) has notified Citigroup Asset Management (CAM), the Citigroup business unit that includes the funds' investment manager and other investment advisory companies; Citicorp Trust Bank
(CTB), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor's business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made. As previously disclosed, CAM has already paid the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM's initiation and operation of, and compensation for, the transfer agent business and CAM's retention of, and agreements with, the subcontractor.

Travelers Life & Annuity ("TL&A") and CAM reviewed the adequacy and accuracy of the disclosure provided to the TL&A fund boards at the time the revised transfer agency arrangement was discussed with the boards and concluded that the transfer agency fees paid by the funds that did not have expense caps in effect to CTB for the period from June 1,1999 to August 23, 2004 should be reimbursed with interest to the funds. The reimbursement occurred on November 1, 2004.

Citigroup is cooperating fully in the SEC's investigation and is seeking to resolve the matter in discussions with the SEC Staff. On January 20, 2005, Citigroup stated that it had established an aggregate reserve of $196 million ($25 million in the third quarter of 2004 and $171 million in the fourth quarter of 2004) related to its discussions with the SEC Staff. Settlement negotiations are ongoing and any settlement of this matter with the SEC will require approval by the Citigroup Board and acceptance by the Commission.

Unless and until any settlement is consummated, there can be no assurance that any amount reserved by Citigroup will be distributed. Nor is there at this time any certainty as to how the proceeds of any settlement would be distributed, to whom any such distribution would be made, the methodology by which such distribution would be allocated, and when such distribution would be made.

Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds.

FUND ADMINISTRATOR

The Travelers Insurance Company ("TIC") serves as the Fund's administrator. TIC has entered into a sub-administrative service agreement with Smith Barney Fund Management LLC ("SBFM"), an indirect wholly-owned subsidiary of Citigroup, to perform the Fund's pricing and bookkeeping services.

                      SHAREHOLDER TRANSACTIONS AND PRICING

Fund shares are currently sold only to insurance company separate accounts in connection with the variable annuity and variable life insurance contracts issued by The Companies. The term "shareholder" as used in this prospectus refers to any insurance company separate account that may use Fund shares as a funding option now or in the future. Fund shares are not sold to the general public. Fund shares are sold on a continuing basis without a sales charge at the net asset value next computed after the Fund's custodian receives payment. The separate accounts to which shares are sold, however, may impose sales and other charges, as described in the appropriate contract prospectus.

The Trust currently issues 16 series or Funds, each with only one class of shares. All shares of a Fund participate equally in dividends and distributions and have equal voting liquidation and other rights. When issued for the consideration described in the prospectus, shares are fully paid and nonassessable by the Trust. Shares are redeemable, transferable and freely assignable as collateral. (See the contract prospectus for a discussion of voting rights applicable to purchasers of variable annuity and variable life insurance contracts.)

PRICING OF FUND SHARES

The offering price of Fund shares is the net asset value or NAV of a single share. Normally NAV is computed as of the close of regular trading (generally, 4:00 p.m. Eastern time) each day the New York Stock Exchange ("NYSE") is open. NAV is calculated by adding the value of a Fund's investments, cash and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

The Fund's assets are valued primarily based on market value. For securities traded on an exchange, the market value is determined by the closing sale or official closing price on that exchange. For securities that are not exchange traded, or exchange closing prices are unavailable, the market value is typically determined by third party pricing services using a variety of pricing techniques and methodologies. Additionally, if the pricing services are unable to supply a price, or a price is deemed to be unreliable, the value may be determined based on quotations received from one or more brokers/dealers that make a market in the security. Short-term money market instruments with remaining maturities of sixty days or less are valued using the amortized-cost method. This method approximates market value and minimizes the effect of changes in a security's market value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded; the value is then converted into U.S. dollars from the local currency.

In cases where market prices or quotations are not readily available or are deemed unreliable, or if a significant event has occurred between the time at which a market price is determined and the time at which the Fund's NAV is calculated, an asset may be valued at "fair value" as determined in good faith in accordance with procedures adopted by the Trust's Board of Trustees ("Board"). In particular, the value of foreign securities may be materially affected by events occurring after the close of the market used to determine the securities' value, but before the Fund's NAV is calculated. The Fund uses a fair value model developed by a pricing service to value foreign equity securities on days when there has been more than a certain percentage change in the value of a domestic equity security index. Such percentage may be changed from time to time.

The use of fair value to price securities involves greater reliance on judgment than pricing securities based on readily available market quotations. When the Fund uses fair value to price securities, it may value those securities higher or lower than another fund using market quotations or its own fair value method. Additionally, there can be no assurance that the Fund will be able to obtain the fair value assigned to a security upon the sale of that security.

Foreign markets may be open on days when U.S. markets are closed. Accordingly, the value of foreign securities owned by the Fund could change on days when you cannot purchase or redeem shares of the Fund.

PURCHASES AND REDEMPTIONS

Owners of variable annuity or variable life insurance contracts should follow the purchase and redemption procedures described in your contract prospectus. The following is general information with regard to purchases and redemptions of Fund shares by insurance company separate accounts.

Fund shares are purchased and redeemed at the NAV next determined after the Fund receives a purchase or redemption order. NAVs are adjusted for fractions of a cent. Upon redemption, a shareholder may receive more or less than the amount paid at the time of purchase, depending upon changes in the value of the Fund's investment portfolio between purchase and redemption.

The Trust computes each Fund's NAV for purchases and redemptions as of 4:00 p.m. Eastern time on the day that the Trust has received all proper documentation from the shareholder. Redemption proceeds are normally wired or mailed either the same or the next business day, but not more than seven days later.

The Trust retains the right to refuse a purchase order. The Trust may temporarily suspend the redemption rights or postpone payments when the Exchange is closed (other than on weekends and holidays), when trading on the Exchange is restricted, or when permitted by the SEC.

FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and sales of Fund shares resulting from purchase, exchange or withdrawal transactions by certain owners of variable annuity and variable life insurance contracts ("contract owners") may harm other contract owners in various ways. These include: (1) dilution of the interests of long-term contract owners where frequent traders attempt to take advantage of market fluctuations that are not fully reflected in the Fund's NAV; (2) disruption of ordinary portfolio management, such as by necessitating that the Fund maintain a cash level higher than would otherwise be necessary or that the Fund sell securities prematurely or at inopportune times in order to generate cash to meet redemption requests; and (3) increased Fund costs, such as brokerage commissions.

However, the Fund's shares are offered exclusively to separate accounts of the Companies, and the Fund generally has little or no access to the transaction records of individual contract owners whose assets are invested in the separate accounts. Nonetheless, the Trust's Board of Trustees has adopted policies and procedures to discourage market timing while taking these circumstances into account. Specifically, the policies and procedures require that the Fund request written certifications from each Company at least annually specifying that: (1) the Company has instituted policies and procedures reasonably designed to detect and deter the use of the separate accounts for frequent trading; (2) the Company's policies and procedures address the level of trading that will be considered excessive and the Company monitors contract owner transactions to identify excessive trading; and (3) the Company applies such procedures uniformly.

The applicable variable annuity or variable life insurance contract prospectus contains a more detailed description of the Companies' policies and procedures with respect to frequent trading. There is significant risk that the policies and procedures of the Fund and the Companies will prove ineffective and that excessive trading in Fund shares will occur. The Fund may alter its policies and procedures at any time without prior notice to shareholders or contract owners.

                 TAX CONSEQUENCES OF DIVIDENDS AND DISTRIBUTIONS

Capital gains and dividends are reinvested in additional Fund shares, without a sales charge. The Trust expects that Fund shares will be held under a variable annuity or variable life insurance contract. Under current tax law, distributions that are left to accumulate in the variable annuity or life insurance contract are not subject to federal income tax until they are withdrawn from the contract. Contract purchasers should review the accompanying contract prospectus for a discussion of the tax treatment applicable to variable annuity or variable life insurance contracts.

The Fund intends to make distributions of income and capital gains in order to qualify each year as a regulated company under Subchapter M of the Internal Revenue Code. Further, the Fund intends to meet certain diversification requirements applicable to mutual funds underlying variable insurance products.

                              FINANCIAL HIGHLIGHTS
                         ZERO COUPON BOND FUND PORTFOLIO

The financial highlights table provides information to help you understand the Fund's financial performance for the past 5 periods. Certain information presents financial results for a single Fund share. The total returns in the table represent the rate that a Fund investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The expenses reflected in the table do not reflect any expenses associated with variable contracts such as administrative fees, account charges and surrender charges. If those expenses were included, the expenses shown in the table would be higher and the total returns would be lower. The information was audited by KPMG LLP, independent auditors, whose report, along with the Fund's financial statements is included in the annual report to shareholders, which is available upon request.

                                                                          YEAR ENDED DECEMBER 31,
                                                      2004          2003         2002(1)       2001(1)         2000(1)
                                                  ------------- -------------  ------------- -------------   -------------
NET ASSET VALUE, BEGINNING OF YEAR.............                 $      11.84   $      11.78  $     11.56     $      10.65
INCOME (LOSS) FROM OPERATIONS:
   Net investment income (2)...................                         0.49           0.55          0.61            0.67
   Net realized and unrealized gain (loss).....                        (0.21)          0.70          0.13            0.79
                                                  ------------- -------------  ------------- -------------   -------------
Total Income (Loss) From Operations............                         0.28           1.25          0.74            1.46
                                                  ------------- -------------  ------------- -------------   -------------
LESS DISTRIBUTIONS FROM:
   Net investment income.......................                        (0.61)         (1.05)        (0.50)          (0.55)
   Net realized gains..........................                        (0.06)         (0.14)        (0.02)             --
                                                  ------------- -------------  ------------- -------------   -------------
Total Distributions............................                        (0.67)         (1.19)        (0.52)          (0.55)
                                                  ------------- -------------  ------------- -------------   -------------
Net Asset Value, End of Year...................                 $      11.45   $      11.84  $      11.78    $      11.56
TOTAL RETURN(3)................................                         2.36%         10.79%         6.41%          14.13%
NET ASSETS, END OF YEAR (000'S)................                 $      5,632   $      6,478  $      5,744    $      4,346
RATIOS TO AVERAGE NET ASSETS:
   Expenses (2)(4).............................                         0.15%          0.15%         0.15%           0.15%
   Net investment income.......................                         4.11           4.58          5.18            6.07
 PORTFOLIO TURNOVER RATE.......................                            0%             0%           30%             30%

------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) For the five years ended December 31, 2004, Travelers Insurance Company reimbursed the Portfolio for $xx, xxx, $69,291, $68,397, $57,934, $46,621,
     in expenses, respectively. If such expenses were not reimbursed, the per share decrease to net investment income and actual expense ratios would have been as follows:

                                                                 EXPENSE RATIOS
                                     PER SHARE DECREASES        WITHOUT EXPENSE
                                   TO NET INVESTMENT INCOME      REIMBURSEMENT
                                  ---------------------------  -----------------
 2004
                                  ---------------------------  -----------------
 2003..........................             $0.12                    1.16%
 2002..........................              0.14                    1.27
 2001..........................              0.13                    1.28
 2000..........................              0.14                    1.44

(3) Total returns do not reflect expenses associated with your variable contract such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.

(4) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.15%.

                                   APPENDIX A
                         Zero Coupon Bond Fund Portfolio

The Fund invests in various instruments subject to their investment objective. The following techniques and practices are all available to the Fund, and are described, together with their risks, in the SAI.

INVESTMENTS AND INVESTMENT TECHNIQUES AVAILABLE TO THE FUND:

American Depositary Receipts
Asset-Backed Mortgage Securities Bankers Acceptances
Buying Put and Call Options
Certificates of Deposit
Commercial Paper
Convertible Securities
Corporate Asset-Backed Securities
Debt Securities
Emerging Market Securities
Equity Securities
Floating and Variable Rate Instruments
Foreign Securities
Futures Contracts
Illiquid Securities
Index Futures Contracts
Investment Company Securities
Investment in Unseasoned Companies
Options on Index Futures Contracts
Real Estate-Related Instruments
Repurchase Agreements
Short-Term Money Market Instruments
Temporary Bank Borrowing
U.S. Government Securities
Variable Amount Master Demand Notes
When-Issued Delayed Delivery Securities
Writing Covered Call Options

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                             TRAVELERS SERIES TRUST
                         ZERO COUPON BOND FUND PORTFOLIO
                                  (Series 2005)

Investors who want more information about the Fund can obtain the Fund's SAI that provides more detailed information on a number of topics and is made a part of this prospectus. Additional information about the Fund's investments is available in its annual and semi-annual reports to shareholders. The Fund's annual report provides a discussion of the market conditions and investment strategies that particularly affecteded the Fund's performance over the past fiscal year. These documents are free of charge. To obtain a copy, or ask other questions about the Fund, do one of the following:

--------------------------------------------------------------------------------
                             CALL -- 1-800-842-9368
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    WRITE--TRAVELERS LIFE & ANNUITY, P.O. BOX 990009, HARTFORD, CT 06199-0009
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
      ACCESS THE EDGAR DATABASE ON THE SEC'S WEBSITE -- http://www.sec.gov
--------------------------------------------------------------------------------

Investors may also review or copy the above referenced documents at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the reference room may be obtained by calling the SEC at 1-202-942-8090. These documents may also be obtained, for a duplicating fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102, or by sending an e-mail request to publicinfo@sec.gov.

The Fund's SAI and shareholder reports are not available on a website because the Fund does not currently maintain a consumer website as Fund shares are only offered to separate accounts of the insurance companies listed on the cover.

(1940 Act # 811-6465)


L - 12962                                                               May 2005

                           THE TRAVELERS SERIES TRUST:
                          [PIONEER MID CAP VALUE FUND]

                          GOAL -- CAPITAL APPRECIATION







Fund shares are offered only to separate accounts of The Travelers Insurance Company, The Travelers Life and Annuity Company or to separate accounts of affiliated companies (together, "The Companies"). The Fund serves as a funding option for certain variable annuity and variable life insurance contracts issued by The Companies.




                                  ONE CITYPLACE
                           HARTFORD, CONNECTICUT 06103
                            TELEPHONE 1-800-842-9368

                                   PROSPECTUS

                                  May [ ], 2005




TABLE OF CONTENTS

Goals and Investments ......................................................
Fund Performance ...........................................................
Fees and Expenses ..........................................................
Investment Objective, Strategies and Related Risks .........................
Management .................................................................
   Investment Adviser ......................................................
   Portfolio Manager .......................................................
   Transfer Agent and Fund Administrator ...................................
 Shareholder Transactions and Pricing ......................................
 Tax Consequences of Dividends and .........................................
    Distributions ..........................................................
  Financial Highlights .....................................................
 Appendix ..................................................................

  ------------------------------------------------------------------------------

 THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED THE FUND'S SHARES AS AN INVESTMENT AND HAS NOT DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS AGAINST THE LAW FOR ANYONE TO TELL YOU OTHERWISE. AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

 -------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                          [PIONEER MID CAP VALUE FUND]
                              Goals and Investments



FUND'S OBJECTIVE:             Capital Appreciation


KEY INVESTMENTS:              Equity securities




INVESTMENT ADVISER:      Travelers Asset Management
                         International Company LLC
                         ("TAMIC")
SUBADVISER:              Pioneer Investment
                         Management, Inc.
PORTFOLIO MANAGERS:      J. Rodman Wright
                         Sean Gavin



SELECTION PROCESS: The Fund normally invests at least 80% of its assets in equity securities of mid-size companies ("80% investment policy"). Mid-size companies are those with market values within the range of market values of companies included in the Russell Midcap Value Index. On January 31, 2005, the market value of companies in the index ranged from approximately $xxx million to over $xx.x billion. For purposes of the Fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depository receipts, warrants, rights, real estate investment trusts ("REITs") and preferred stocks.

The fund invests in a diverse portfolio of securities consisting primarily of common stocks. The Fund's subadviser employs a value approach, using a bottom-up analytic style to search for securities that the subadviser believes are selling at substantial discounts to their underlying values with the goal of holding these securities until the market values reflect their intrinsic values. Securities are selected based on potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth.

The subadviser focuses on the quality and price of individual issuers, not on economic sector or market timing strategies. The following factors are considered in selecting investments:

o    Favorable expected returns relative to perceived risk

o    Management with demonstrated ability and commitment to the company

o Low market valuations relative to earnings forecast, book value, cash flow and sales

o    Turnaround potential for companies that have been through difficult periods

o    Estimated private market value in excess of current stock price

o    Strength of fundamentals of issuer's industry

PRINCIPAL RISKS: The Fund is subject to market risk where the Fund could lose value if the stocks in which the Fund has invested or overall stock markets in which they trade go down. The Fund is also subject to the risk of investing in mid cap stocks, which may experience more abrupt and erratic market movements, and more volatile pricing, than larger, more established companies. Another principal risk may be "value" risk, where value stocks fall out of favor with investors, or the Fund's assets remain undervalued or do not have the potential value originally expected. For more information on the Fund's investments and related risks, please see "Investments and Practices," the Appendix to this prospectus and the SAI.


                                FUND PERFORMANCE

Because the fund is new, it does not have a full calendar year of performance to report as of the date of this prospectus.

                                FEES AND EXPENSES

The fees and expenses in the tables below are what you may pay if you buy and hold shares of the Fund, and are based on the Fund's latest fiscal year. These fees and expenses do not reflect any of the fees that may be assessed under the variable contract for which this Fund is an investment option. If such fees were included, your costs would be higher. You should consult your contract prospectus or disclosure document for information on contract fees.


      -------------------------------------------------------------
      SHAREHOLDER FEES                                   None
      (PAID DIRECTLY FROM YOUR INVESTMENT).........
      -------------------------------------------------------------
      ANNUAL FUND OPERATING EXPENSES
      (EXPENSES DEDUCTED FROM FUND ASSETS)*
      -------------------------------------------------------------
      Management Fees*.............................      0.75%
      Distribution and Service (12b-1) Fees........         --
      Other Expenses**.............................
                                                      -------------
      Total Annual Fund Operating Expenses.........

* THE FUND HAS A FEE SCHEDULE THAT REDUCES THE MANAGEMENT FEE PAYABLE ON ASSETS IN EXCESS OF $250 MILLION AS FOLLOWS: 0.75% ON ASSETS UP TO $250 MILLION; 0.70% ON ASSETS IN EXCESS OF $250 MILLION; 0.675% ON ASSETS IN EXCESS OF $500 MILLION; 0.65% ON ASSETS IN EXCESS OF $1 BILLION AND 0.600% ON ASSETS IN EXCESS OF $2 BILLION.


** OTHER EXPENSES ARE ESTIMATED FOR THE FUND'S CURRENT FISCAL YEAR AND INCLUDE A 0.06% ADMINISTRATIVE SERVICES FEE THE FUND PAYS TO THE TRAVELERS INSURANCE COMPANY.


This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, the investment has a 5% return each year and the Fund's operating expenses remain the same.

       1 YEAR       3 YEARS       5 YEARS       10 YEARS
      ----------    ---------    ----------    -----------

               INVESTMENT OBJECTIVE, STRATEGIES AND RELATED RISKS

The Fund invests in various investments and other instruments subject to its investment policy, as described on page 1 of this prospectus, and in the SAI. The SAI also includes a description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities. The Fund may invest in various other types of securities and engage in other investment techniques and strategies that are not the principal focus of the Fund, including writing covered call options. Listed below is more information on the Fund's investments, its practices and related risks. For a complete list of investments available to the Fund, please refer to the Appendix of this prospectus. For a free copy of the SAI, see the back cover of this prospectus. The Fund does not guarantee that it will reach its investment objective, and an investment in the Fund may lose money. When you sell your shares they may be worth more or less than what you paid for them.

INVESTMENT OBJECTIVE       The Fund's investment objective is not fundamental,
                           and its objective and investment policies may be changed by the Trust's Board of Trustees ("Board") without approval of shareholders or holders of variable annuity and variable life insurance contracts. A change in a Fund's investment objective or policies may result in the Fund having a different investment objective or policies from those that a policy owner selected as appropriate at the time of investment.

80% INVESTMENT POLICY      The Fund will notify shareholders at least 60 days'
                           prior to changing its 80% investment policy.

EQUITIES Equity securities include common and preferred stock, warrants, rights, depositary receipts and shares, trust certificates, and real estate instruments.

                           Equities are subject to market risk. Many factors affect the stock market prices and dividend payouts of equity investments. These factors include general business conditions, investor confidence in the economy, and current conditions in a particular industry or company. Each company determines whether or not to pay dividends on common stock. Equity securities are subject to financial risks relating to the issuer's earning stability and overall financial soundness. Smaller and emerging growth companies are particularly sensitive to these factors.


REAL ESTATE INVESTMENT     The Fund may invest up to 25% of its assets in REITs.
TRUSTS ("REITS")           REITs are companies that invest primarily in real
                           estate and real estate related loans. REITs are significantly affected by the market for real estate and are dependent upon management skills and cash flows. Additionally, the Fund would indirectly bear its proportionate share of any management and other expenses paid by the REITs in which it invests.

FIXED-INCOME INVESTMENTS   The fund may invest up to 20% of its assets in
                           fixed-income securities. Fixed-income securities include U.S. Government obligations, certificates of deposit, and short-term money market instruments.
                           Fixed-income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

                           The value of debt securities varies inversely with interest rates. This means generally that the value of these investments increases as interest rates fall and decreases as interest rates rise. Yields from short-term securities normally may be lower than yields from longer-term securities. A bond's price is affected by the credit quality of its issuer. An issuer may not always make payments on a fixed income security. Some fixed income securities, such as mortgage-backed securities are subject to prepayment risk, which occurs when an issuer can prepay the principal owed on a security before its maturity.

LOWER-QUALITY FIXED        The Fund may invest up to5% in below investment grade
INCOME SECURITIES          convertible debt securities. High-yield, high-risk
                           securities, commonly called "junk bonds," are considered speculative. While generally providing greater income than investments in higher-quality securities, these lower-quality securities involve greater risk of principal and income than higher-quality securities, including the possibility of default or bankruptcy of the issuers of the security. Like other fixed-income securities, the value of high-yield securities will also fluctuate as interest rates change.

FOREIGN SECURITIES         The Fund may invest up to 25% of its assets in equity
INVESTMENTS                and debt securities of non-U.S. issuers. An
                           investment in foreign securities involves risk in addition to those of U.S. securities, including possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. The Fund also bears
                           "information" risk associated with the different accounting, auditing, and financial reporting standards in many foreign countries. If a Fund invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets. Foreign securities may be less liquid than U.S. securities.

EMERGING MARKET            The Fund will not invest more than 5% of it assets in
INVESTMENTS                the securities of emerging markets issuers. Emerging
                           markets offer the potential of significant gains but also involve greater risks than investing in more developed countries. Political or economic instability, lack of market liquidity and government actions, such as currency controls or seizure of private business or property, may be more likely in emerging markets.

DERIVATIVES AND HEDGING    Derivative contracts, such as futures and options on
TECHNIQUES                 securities, may be used for any of the following
                           purposes:

                           o To hedge against the economic impact of adverse changes in the market value of its securities, due to changes in stock market prices, currency exchange rates or interest rates

                           o        As a substitute for buying or selling
                                    securities

                           o        To enhance return

                           o Forward foreign currency contracts may be used to hedge against foreign currency exposure

                           Even a small investment in derivative contracts can have a big impact on a Fund's stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain when stock prices, currency rates or interest rates are changing. For a more complete description of derivative and hedging techniques and their associated risks, please refer to the SAI.

OTHER RISK FACTORS

SELECTION RISK             Fund investors are subject to selection risk in that
                           a strategy used, or stock selected, may fail to have the desired effect. Specifically, stocks believed to show potential for capital growth may not achieve that growth. Strategies or instruments used to hedge against a possible risk or loss may fail to protect against the particular risk or loss.

PORTFOLIO TURNOVER         The Fund may actively trade portfolio securities in
                           an attempt to achieve its investment objective.
                           Active trading will cause the Fund to have an increased portfolio turnover rate, which increases the Fund's trading costs and may have an adverse impact on the Fund's performance.

TEMPORARY DEFENSIVE        The Fund may depart from principal investment
POSITION                   strategies in response to adverse market, economic or
                           political conditions by taking a temporary defensive position by investing all or a substantial part of its assets in debt securities including lower-risk debt securities, and money market instruments. If a Fund takes a temporary defensive position, it may be unable to achieve its investment goal.


                                   MANAGEMENT

INVESTMENT ADVISER

TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY LLC ("TAMIC") provides investment advice and, in general, supervises the management and investment program for the Fund.

TAMIC is a registered investment adviser that was incorporated in 1978. Its principal offices are located at 242 Trumbull Street, Hartford, Connecticut, and it is an indirect wholly owned subsidiary of Citigroup Inc. TAMIC also acts as an investment adviser or subadviser for:

       o   other investment companies used to fund variable products

       o   individual and pooled pension and profit-sharing accounts

       o domestic insurance companies affiliated with The Travelers Insurance Company (which is affiliated with TAMIC)

       o   nonaffiliated insurance companies

On January 31, 2005, Citigroup Inc. ("Citigroup") announced that it has reached an agreement with MetLife, Inc. ("MetLife") to sell Citigroup's life insurance and annuity businesses ("Travelers Life & Annuity") to MetLife. As part of this transaction, Travelers Asset Management International Company LLC ("TAMIC"), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of MetLife. TAMIC is the investment adviser to [Pioneer Mid Cap Value Fund].

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. The transaction is expected to close this summer.

In connection with this transaction, the Trust's Board of Trustees will be asked to approve new investment advisory and administrative services contracts, and, to the extent required by law, variable annuity and variable life contract owners, who beneficially own the shares of the funds, will be asked to approve new investment advisory agreements.

THE SUBADVISER AND PORTFOLIO MANAGERS

The subadviser is Pioneer Investment Management, Inc. ("Pioneer"), 60 State Street, Boston, Massachusetts 02109. Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A, one of the largest banking groups in Italy. TAMIC pays a subadvisory fee to Pioneer. Pioneer provides investment management and financial services to mutual funds, institutional and other clients.

Portfolio Manager information from Pioneer

J. Rodman Wright, portfolio manager, and Sean Gavin, assistant portfolio manager, are responsible for the day to day management of the Fund. A team of experienced equity portfolio managers and analysts supports them. Mr. Wright and Mr. Gavin may draw upon the research and investment management expertise of Pioneer's affiliate, Pioneer Investment Management Limited, based in Dublin, Ireland. Mr. Wright joined Pioneer in 1994 and has been an investment professional since 1988. Mr. Gavin joined Pioneer in 2002 and has been an investment professional since 1998.

Additional information about each Portfolio Manager's compensation, other accounts managed by each Portfolio Manager and each Portfolio Manager's ownership of securities in the Fund is contained in the SAI.

                      TRANSFER AGENT AND FUND ADMINISTRATOR

TRANSFER AGENT

Citicorp Trust Bank, fsb, a subsidiary of Citigroup, serves as the Fund's transfer agent ("transfer agent"). The transfer agent has entered into a sub-transfer agency agreement with PFPC Inc. to serve as the Fund's sub-transfer agent and perform certain recordkeeping and accounting services.

RECENT DEVELOPMENTS

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (SEC) has notified Citigroup Asset Management (CAM), the Citigroup business unit that includes the funds' investment manager and other investment advisory companies; Citicorp Trust Bank
(CTB), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor's business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made. As previously disclosed, CAM has already paid the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM's initiation and operation of, and compensation for, the transfer agent business and CAM's retention of, and agreements with, the subcontractor.

Travelers Life & Annuity ("TL&A") and CAM reviewed the adequacy and accuracy of the disclosure provided to the TL&A fund boards at the time the revised transfer agency arrangement was discussed with the boards and concluded that the transfer agency fees paid by the funds that did not have expense caps in effect to CTB for the period from June 1,1999 to August 23, 2004 should be reimbursed with interest to the funds. The reimbursement occurred on November 1, 2004.

Citigroup is cooperating fully in the SEC's investigation and is seeking to resolve the matter in discussions with the SEC Staff. On January 20, 2005, Citigroup stated that it had established an aggregate reserve of $196 million ($25 million in the third quarter of 2004 and $171 million in the fourth quarter of 2004) related to its discussions with the SEC Staff. Settlement negotiations are ongoing and any settlement of this matter with the SEC will require approval by the Citigroup Board and acceptance by the Commission.

Unless and until any settlement is consummated, there can be no assurance that any amount reserved by Citigroup will be distributed. Nor is there at this time any certainty as to how the proceeds of any settlement would be distributed, to whom any such distribution would be made, the methodology by which such distribution would be allocated, and when such distribution would be made.

Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds.

FUND ADMINISTRATOR

The Travelers Insurance Company ("TIC") serves as the Fund's administrator. TIC has entered into a sub-administrative service agreement with Smith Barney Fund Management LLC ("SBFM"), an indirect wholly-owned subsidiary of Citigroup, to perform the Fund's pricing and bookkeeping services.

                      SHAREHOLDER TRANSACTIONS AND PRICING

Fund shares are currently sold only to insurance company separate accounts in connection with the variable annuity and variable life insurance contracts issued by The Companies. The term "shareholder" as used in this prospectus refers to any insurance company separate account that may use Fund shares as a funding option now or in the future. Fund shares are not sold to the general public. Fund shares are sold on a continuing basis without a sales charge at the net asset value next computed after the Fund's custodian receives payment. The separate accounts, to which shares are sold, however, may impose sales and other charges, as described in the appropriate contract prospectus.

The Fund currently issues only one class of shares. All shares participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued for the consideration described in the prospectus, shares are fully paid and nonassessable by the Fund. Shares are redeemable, transferable and freely assignable as collateral. (See your contract prospectus for a discussion of voting rights applicable to purchasers of variable annuity and variable life insurance contracts.)

PRICING OF FUND SHARES

The offering price of Fund shares is the net asset value or NAV of a single share. Normally NAV is computed as of the close of regular trading (generally, 4:00 p.m. Eastern time) each day the New York Stock Exchange ("NYSE") is open. NAV is calculated by adding the value of a Fund's investments, cash and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

The Fund's assets are valued primarily based on market value. For securities traded on an exchange, the market value is determined by the closing sale or official closing price on that exchange. For securities that are not exchange traded, or exchange closing prices are unavailable, the market value is typically determined by third party pricing services using a variety of pricing techniques and methodologies. Additionally, if the pricing services are unable to supply a price, or a price is deemed to be unreliable, the value may be determined based on quotations received from one or more brokers/dealers that make a market in the security. Short-term money market instruments with remaining maturities of sixty days or less are valued using the amortized-cost method. This method approximates market value and minimizes the effect of changes in a security's market value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded; the value is then converted into U.S. dollars from the local currency.

In cases where market prices or quotations are not readily available or are deemed unreliable, or if a significant event has occurred between the time at which a market price is determined and the time at which the Fund's NAV is calculated, an asset may be valued at "fair value" as determined in good faith in accordance with procedures adopted by the Trust's Board of Trustees ("Board"). In particular, the value of foreign securities may be materially affected by events occurring after the close of the market used to determine the securities' value, but before the Fund's NAV is calculated. The Fund uses a fair value model developed by a pricing service to value foreign equity securities on days when there has been more than a certain percentage change in the value of a domestic equity security index. Such percentage may be changed from time to time.

The use of fair value to price securities involves greater reliance on judgment than pricing securities based on readily available market quotations. When the Fund uses fair value to price securities, it may value those securities higher or lower than another fund using market quotations or its own fair value method. Additionally, there can be no assurance that the Fund will be able to obtain the fair value assigned to a security upon the sale of that security.

Foreign markets may be open on days when U.S. markets are closed. Accordingly, the value of foreign securities owned by the Fund could change on days when you cannot purchase or redeem shares of the Fund.

PURCHASES AND REDEMPTIONS

Owners of variable annuity or variable life insurance contracts should follow the purchase and redemption procedures described in your contract prospectus. The following is general information with regard to purchases and redemptions of Fund shares by insurance company separate accounts.

Fund shares are purchased and redeemed at the NAV next determined after the Fund receives a purchase or redemption order. NAVs are adjusted for fractions of a cent. Upon redemption, a shareholder may receive more or less than the amount paid at the time of purchase, depending upon changes in the value of the Fund's investment portfolio between purchase and redemption.

The Fund computes the NAV for purchases and redemptions as of the close of the Exchange on the day that the Fund has received all proper documentation from the shareholder. Redemption proceeds are normally wired or mailed either the same or the next business day, but not more than seven days later.

The Fund retains the right to refuse a purchase order. The Fund may temporarily suspend the redemption rights or postpone payments when the Exchange is closed (other than on weekends and holidays), when trading on the Exchange is restricted, or when permitted by the SEC.

FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and sales of Fund shares resulting from purchase, exchange or withdrawal transactions by certain owners of variable annuity and variable life insurance contracts ("contract owners") may harm other contract owners in various ways. These include: (1) dilution of the interests of long-term contract owners where frequent traders attempt to take advantage of market fluctuations that are not fully reflected in the Fund's NAV; (2) disruption of ordinary portfolio management, such as by necessitating that the Fund maintain a cash level higher than would otherwise be necessary or that the Fund sell securities prematurely or at inopportune times in order to generate cash to meet redemption requests; and (3) increased Fund costs, such as brokerage commissions.

However, the Fund's shares are offered exclusively to separate accounts of the Companies, and the Fund generally has little or no access to the transaction records of individual contract owners whose assets are invested in the separate accounts. Nonetheless, the Trust's Board of Trustees has adopted policies and procedures to discourage market timing while taking these circumstances into account. Specifically, the policies and procedures require that the Fund request written certifications from each Company at least annually specifying that: (1) the Company has instituted policies and procedures reasonably designed to detect and deter the use of the separate accounts for frequent trading; (2) the Company's policies and procedures address the level of trading that will be considered excessive and the Company monitors contract owner transactions to identify excessive trading; and (3) the Company applies such procedures uniformly.

The applicable variable annuity or variable life insurance contract prospectus contains a more detailed description of the Companies' policies and procedures with respect to frequent trading. There is significant risk that the policies and procedures of the Fund and the Companies will prove ineffective and that excessive trading in Fund shares will occur. The Fund may alter its policies and procedures at any time without prior notice to shareholders or contract owners.

                 TAX CONSEQUENCES OF DIVIDENDS AND DISTRIBUTIONS

Capital gains and dividends are reinvested in additional Fund shares, without a sales charge. The Fund expects that Fund shares will be held under a variable annuity or variable life insurance contract. Under current tax law, distributions that are left to accumulate in the variable annuity or life insurance contract are not subject to federal income tax until they are withdrawn from the contract. Contract purchasers should review the accompanying contract prospectus for a discussion of the tax treatment applicable to variable annuity or variable life insurance contracts.

The Fund intends to make distributions of income and capital gains in order to qualify each year as a regulated company under Subchapter M of the Internal Revenue Code. Further, the Fund intends to meet certain diversification requirements applicable to mutual funds underlying variable insurance products.

                              FINANCIAL HIGHLIGHTS

No Financial Highlights information is available because the Fund is new and had not yet commenced operations as of the date of this prospectus.

                                    APPENDIX
                          [Pioneer Mid Cap Value Fund]

The Fund invests in various instruments subject to its investment policy. The following techniques and practices are all available to the Fund, and are described together with their risks in the SAI.

INVESTMENT TECHNIQUE
--------------------
American Depositary Receipts
Asset-Backed Mortgage Securities
Bankers' Acceptances
Buying Put and Call Options
Certificates of Deposit
Commercial Paper
Convertible Securities
Corporate Asset-Backed Securities
Debt Securities
Emerging Market Securities
Equity Securities
Floating & Variable Rate Instruments
Foreign Securities
Forward Contracts on Foreign Currency
Futures Contracts
High-Yield, High-Risk Bonds
Illiquid Securities
Indexed Securities
Index Futures Contracts
Investment Company Securities
Investment in Unseasoned Companies
Lending Portfolio Securities
Letters of Credit
Loan Participations
Options on Foreign Currencies
Options on Index Futures Contracts
Options on Stock Indices
Real Estate-Related Instruments
Repurchase Agreements
Reverse Repurchase Agreements
Short Sales "Against the Box"
Short-Term Money Market Instruments
Swap Agreements
Temporary Bank Borrowing
U.S. Government Securities
Variable Amount Master Demand Notes
When-Issued & Delayed Delivery Securities
Writing Covered Call Options

                           PIONEER MID CAP VALUE FUND]

Investors who want more information about the Fund can obtain the SAI that provides more detailed information on a number of topics and is made a part of this prospectus. Additional information about the Fund's investments is available in its annual and semi-annual reports to shareholders. The Fund's annual report provides a discussion of the market conditions and investment strategies that particularly affected the Fund's performance over the past fiscal year. These documents are free of charge. Because the Fund had not yet commenced operations as of the date of this Prospectus it has not yet delivered an annual or semi-annual report. It is expected that the Fund's first report (for the semi-annual period ended June 30, 2005) will be available in late August 2005. To obtain a copy, or ask other questions about the Fund, do one of the following:

--------------------------------------------------------------------------------
                             CALL -- 1-800-842-9368
--------------------------------------------------------------------------------
    WRITE--TRAVELERS LIFE & ANNUITY, P.O. BOX 990009,HARTFORD, CT 06199-0009
--------------------------------------------------------------------------------
      ACCESS THE EDGAR DATABASE ON THE SEC'S WEBSITE -- HTTP://WWW.SEC.GOV
--------------------------------------------------------------------------------

Investors may also review or copy the above referenced documents at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the reference room may be obtained by calling the SEC at 1-202-942-8090. These documents may also be obtained, for a duplicating fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102, or by sending an e-mail request to publicinfo@sec.gov. The Fund's SAI and shareholder reports are not available on a website because the Fund does not currently maintain a consumer website as Fund shares are only offered to separate accounts of the insurance companies listed on the cover.


(1940 Act # 811-6465)










L-                                                                      May 2005

                          THE TRAVELERS SERIES TRUST:
                              SMALL CAP VALUE FUND

                          GOAL -- CAPITAL APPRECIATION







Fund shares are offered only to separate accounts of The Travelers Insurance Company, The Travelers Life and Annuity Company or to separate accounts of affiliated companies (together, "The Companies"). The Fund serves as a funding option for certain variable annuity and variable life insurance contracts issued by The Companies.




                                  ONE CITYPLACE
                           HARTFORD, CONNECTICUT 06103
                            TELEPHONE 1-800-842-9368

                                   PROSPECTUS

                                   May 1, 2005




TABLE OF CONTENTS

Goals and Investments ......................................................
Fund Performance ...........................................................
Fees and Expenses ..........................................................
Investment Objective, Strategies and .......................................
   Related Risks ...........................................................
Management .................................................................
   Investment Adviser ......................................................
   The Subadviser and Portfolio Manager ....................................
Transfer Agent and Fund Administrator ......................................
Shareholder Transactions and Pricing .......................................
Tax Consequences of Dividends and ..........................................
   Distributions ...........................................................
 Financial Highlights ......................................................
Appendix ................................................................... A-1

 -------------------------------------------------------------------------------

 THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED THE FUND'S SHARES AS AN INVESTMENT AND HAS NOT DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS AGAINST THE LAW FOR ANYONE TO TELL YOU OTHERWISE. AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-------------------------------------------------------------------------------

                                                 SMALL CAP VALUE PORTFOLIO
                                                   Goals and Investments



FUND'S OBJECTIVE:      Capital appreciation



                       Equity securities of small U.S.
KEY INVESTMENTS:       companies





-----------------------------------------------------------
   INVESTMENT ADVISER:      Travelers Asset Management
                            International Company LLC
                            ("TAMIC")

   SUBADVISERS:             1) Travelers Investment
                            Management Company ("TIMCO")
                            2) Dreman Value Management
                            L.L.C. ("Dreman")

   PORTFOLIO MANAGERS:      TIMCO:
                            Dan Willey, Lead Manager
                            John Lau, Small Cap Manager
                            Dreman:
                            David N. Dreman
                            Nelson Woodward

-----------------------------------------------------------


SELECTION PROCESS: The Fund normally invests at least 80% of its assets in common stocks and other equity securities of small U.S. companies. The Fund defines a small company as one with a market capitalization at the time of investment that is no greater than the typical largest market capitalization of a company in the Russell 2000 Value Index (the "Index"). The size of companies in the Index changes with market conditions and the composition of the Index. As of December 31, 2004, the largest market capitalization of a company in the Index was $3.0 billion.

Each of the Fund's subadvisers independently chooses and maintains a portfolio of equity securities for the Fund. TAMIC decides the proportion of Fund assets to be managed by each subadviser, but will generally allocate approximately 50% of each day's incoming (or outgoing) assets to each subadviser, and will periodically reallocate assets to maintain a 50/50 split.

Each subadviser uses a different security selection process for its portion of the Fund's assets. However, each buys stocks of small companies that, in the subadviser's opinion, have value characteristics.

1. TIMCO

TIMCO uses quantitative analysis to identify stocks in the Index that possess attractive value or growth characteristics, with an emphasis on value characteristics. In selecting stocks based on value characteristics, TIMCO looks for companies whose stock prices are undervalued relative to their earnings or their sale or book values. In selecting stocks based on growth characteristics, TIMCO generally looks for companies with:

o    Above average earnings growth

o    A pattern of reported earnings that exceeds market expectations

o    Rising earnings estimates over the next several quarters

o    High relative return based on invested capital

Quantitative methods are also used to control portfolio risk related to broad macroeconomic factors such as interest rate changes.

The timing of buy and sell decisions is based on recent price trends. The portion of the Fund's assets managed by TIMCO will remain diversified across several industries and sectors.

2. DREMAN

The Dreman portfolio managers focus their stock selection process on small companies with below market price-to-earnings (P/E) ratios. The managers also identify value opportunities in small companies by low price compared to book value, cash flow and yield. Individual companies are analyzed to identify those that are fundamentally sound and appear to have strong potential for earnings and dividend growth over the Index.

From the remaining group of stocks, the managers then complete their fundamental analysis and purchase for the Fund what they believe to be the most attractive stocks, drawing on analysis of economic outlooks for various industries. The managers may favor companies from different industries at different times, which leads to sector and industry over and under weights in the Fund relative to the Russell 2000 Value. Even so, diversification is an important characteristic of Dreman's investment philosophy.

The Dreman managers will normally sell a stock when it no longer qualifies as a small company, when its P/E rises above that of the Index, its fundamentals change, or when another stock offers better risk/return opportunities.

PRINCIPAL RISKS: The Fund is most subject to equities risk, where market values may change abruptly, sometimes unpredictably, and smaller companies risk, where market values may be more erratic and stocks more thinly traded than the general market. In addition, value stocks may be out of favor with investors for certain periods in relation to growth stocks, and may perform worse than the overall market for significant periods of time. Other risks may be foreign securities risks, where market values may be impacted by limited trading, currency exchange, political or economic instability, or other factors. For more information on the Fund's investments and related risks, see "Investment Objective, Strategies and Related Risks," the Appendix to this prospectus and the Statement of Additional Information ("SAI").


                                FUND PERFORMANCE

Because the Fund is new, it does not have a full calendar year of performance to report as of the date of this prospectus.

                                FEES AND EXPENSES

The fees and expenses in the tables below are what you may pay if you buy and hold shares of the Fund, and are based on estimates for the Fund's current fiscal year. These fees and expenses do not reflect any of the fees that may be assessed under the variable contract for which this Fund is an investment option. If such fees were included, your costs would be higher. You should consult your contract prospectus or disclosure document for information on contract fees.


     SHAREHOLDER FEES
     (paid directly from your investment).........       N/A
     -------------------------------------------------------------
     ANNUAL FUND OPERATING EXPENSES
     (expenses deducted from Fund assets)*
     -------------------------------------------------------------
     Management Fees..............................      0.83%
     Distribution and Service (12b-1) Fees........      None
     Other Expenses**.............................          %
                                                     -------------
     Total Annual Fund Operating Expenses.........          %*

--------------

* The Fund has a voluntary expense cap of ___%. As Total Annual Fund Operating Expenses are estimated to be under that cap, no reimbursements are currently expected.

** Other Expenses include a 0.06% administrative service fee the Fund pays to The Travelers Insurance Company.

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It is based on the Total Annual Fund Operating Expenses in the table above and assumes that you invest $10,000 in the Fund for the time periods indicated, the investment has a 5% return each year and the Fund's operating expenses remain the same.

     1 YEAR         3 YEARS
   -----------     -------------
      $---           $---

               INVESTMENT OBJECTIVE, STRATEGIES AND RELATED RISKS

The Fund's principal investment focus is described on page 2 of this prospectus. The Fund may invest in various other types of securities and engage in other investment techniques and strategies that are not the principal focus of the Fund. More information is provided below, and in the SAI, on the Fund's investments (both principal and otherwise), its practices and related risks. The SAI also includes a description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities. For a free copy of the SAI, see the back cover of this prospectus. The Fund does not guarantee that it will reach its investment objective, and an investment in the Fund may lose money. When you sell your shares they may be worth more or less than what you paid for them.

INVESTMENT OBJECTIVE       The Fund's investment objective is not fundamental,
                           and its investment policies may be changed by the Trust's Board of Trustees ("Board") without approval of shareholders or holders of variable annuity and variable life insurance contracts. A change in a Fund's investment objective or policies may result in the Fund having a different investment objective or policies from those that a policy owner selected as appropriate at the time of investment. The Fund will notify shareholders at least 60 days prior to changing its policy of investing at least 80% of its assets in equity securities of small U.S. companies.

EQUITIES Equity securities include common and preferred stock, warrants, rights, depositary receipts and shares, trust certificates, and real estate instruments.

                           Equities are subject to market risk. Many factors affect the stock market prices and dividend payouts of equity investments. These factors include general business conditions, investor confidence in the economy, and current conditions in a particular industry or company. Each company determines whether or not to pay dividends on common stock. Equity securities are subject to financial risks relating to the issuer's earning stability and overall financial soundness.

SMALL COMPANIES            The equity securities of smaller companies are
                           particularly sensitive to the risks of equity investing. Small company securities may experience steeper fluctuations in price than the securities of larger companies. Small companies may lack depth of management and funds adequate for growth, and may have limited product lines. Securities of these companies are generally less liquid than those of larger companies, and the Fund could be forced to sell securities at a discount from current market prices or in small lots over an extended period of time.

VALUE INVESTING            This investment approach involves buying stocks that
                           appear undervalued by the market based on an evaluation of their potential worth. As with any investment strategy, a value strategy will, at times, perform significantly better than or worse than other investment styles and the overall market. Investing in securities believed to be undervalued involves the risks that: (1) the issuer's potential business prospects are not realized; (2) their potential values are not recognized by the market; and (3) the securities were appropriately priced (or even overpriced) when acquired.

GROWTH  INVESTING          This investment approach involves buying stocks with
                           above- average growth rates. Typically, growth stocks are the stocks of faster growing companies in more rapidly growing sectors of the economy. Generally, growth stock valuation levels will be higher than value stocks and the market averages.

FIXED-INCOME INVESTMENTS   Fixed-income securities include U.S. Government
                           obligations, certificates of deposit, and short-term money market instruments, and corporate debt of all types. Fixed-income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

                           The value of debt securities varies inversely with interest rates. This means generally that the value of these investments increases as interest rates fall and decreases as interest rates rise. Yields from short-term securities normally may be lower than yields from longer-term securities. The price of a bond is affected by the credit quality of its issuer. An issuer may not always make payments on a fixed income security. Some fixed income securities, such as mortgage-backed securities are subject to prepayment risk, which occurs when an issuer can prepay the principal owed on a security before its maturity.

FOREIGN SECURITIES         An investment in foreign securities involves risk in
INVESTMENTS                addition to those of U.S. securities, including
                           possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. The Fund also bears
                           "information" risk associated with the different accounting, auditing, and financial reporting standards in many foreign countries. If a Fund invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets. Foreign securities may be less liquid than U.S. securities.

DERIVATIVES AND HEDGING    Derivative contracts, such as futures and options on
TECHNIQUES                 securities, may be used for any of the following
                           purposes:

                           o To hedge against the economic impact of adverse changes in the market value of its securities, due to changes in stock market prices, currency exchange rates or interest rates

                           o        As a substitute for buying or selling
                                    securities

                           o        To enhance return

                           o Forward foreign currency contracts may be used to hedge against foreign currency exposure

                           Even a small investment in derivative contracts can have a big impact on a Fund's stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain when stock prices, currency rates or interest rates are changing. For a more complete description of derivative and hedging techniques and their associated risks, please refer to the SAI.

OTHER RISK FACTORS

SELECTION RISK             Fund investors are subject to selection risk in that
                           a strategy used, or stock selected, may fail to have the desired effect. Specifically, stocks believed to show potential for capital growth may not achieve that growth. Strategies or instruments used to hedge against a possible risk or loss may fail to protect against the particular risk or loss.

TEMPORARY DEFENSIVE        The Fund may depart from principal investment
POSITION                   strategies in response to adverse market, economic or
                           political conditions by taking a temporary defensive position by investing all or a substantial part of its assets in debt securities including lower-risk debt securities, and money market instruments. If a Fund takes a temporary defensive position, it may be unable to achieve its investment goal.

PORTFOLIO TURNOVER         The Fund may actively trade portfolio securities in
                           an attempt to achieve its investment objective.
                           Active trading will cause the Fund to have an increased portfolio turnover rate, which increases the Fund's transaction costs and may have an adverse impact on the Fund's performance.

                                   MANAGEMENT

INVESTMENT ADVISER

TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY LLC ("TAMIC") provides investment advice and, in general, supervises the management and investment program for the Fund. TAMIC employs a subadviser to manage the Fund's daily investment operations, subject to the supervision of the Board of Trustees and TAMIC.

TAMIC is a registered investment adviser that was incorporated in 1978. Its principal offices are located at 242 Trumbull Street, Hartford, Connecticut, and it is currently an indirect wholly owned subsidiary of Citigroup Inc. TAMIC also acts as an investment adviser or subadviser for:

       o   other investment companies used to fund variable products

       o   individual and pooled pension and profit-sharing accounts

       o domestic insurance companies affiliated with The Travelers Insurance Company (which is affiliated with TAMIC)

       o   nonaffiliated insurance companies

The Fund pays TAMIC for its services for the Fund an annual fee at the following rates:

         AVERAGE DAILY NET ASSETS OF THE FUND                 ADVISORY FEE

         First $50 million                                       0.825%
         $50 million - $100 million                              0.800%
         $100 million - $500 million                             0.775%
         $500 million - $1 billion                               0.750%
         Over $1 billion                                         0.725%

On January 31, 2005, Citigroup Inc. ("Citigroup") announced that it has reached an agreement with MetLife, Inc. ("MetLife") to sell Citigroup's life insurance and annuity businesses ("Travelers Life & Annuity") to MetLife. As part of this transaction, Travelers Asset Management International Company LLC ("TAMIC"), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of MetLife. TAMIC is the investment adviser to the Small Cap Value Fund.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. The transaction is expected to close this summer.

In connection with this transaction, the Trust's Board of Trustees will be asked to approve new investment advisory and administrative services contracts, and, to the extent required by law, variable annuity and variable life contract owners, who beneficially own the shares of the funds, will be asked to approve new investment advisory agreements.

THE SUBADVISERS AND PORTFOLIO MANAGERS

TIMCO, 100 First Stamford Place, Stamford, CT 06902, has been a registered investment adviser since 1971 and provides investment advice to institutional accounts, registered investment companies and insurance company separate accounts.

TIMCO employs a team approach in managing the Fund. However, Mr. Dan Willey and Mr.John Lau, are jointly and primarily responsible for the day to day management of the Fund. Mr. Willey, Director, President, CEO/Senior Portfolio Manager, is the lead portfolio manager for the TIMCO team. Mr, Willey has been with TIMCO for ten years and has twenty-five years of investment experience. As the lead portfolio manager Mr. Willey has responsibility for monitoring the overall management of the Fund. Mr. Lau, Vice Director and Portfolio Manager, joined TIMCO in 1995 and is a quantitative analyst for equity securities, with a focus on small cap companies and strategies.

Dreman Value Management L.L.C., 520 East Cooper Avenue, Aspen, CO, was founded in 1977, and managed over $11 billion in assets as of December 31, 2004. Messrs. David M. Dreman and Nelson Woodward have served as the day-to-day portfolio managers of the portion of the Fund's assets allocated to Dreman since the Fund's inception in May 2005. Mr. Dreman is the founder, Chairman and Chief Investment Officer of Dreman. Mr. Woodward is a Managing Director of Dreman, where he has been employed since ____.

TAMIC reserves the right, if it is permitted to do under an order received from the SEC or if the SEC adopts a recently-proposed rule on the subject, to replace existing subadvisers for the Fund, appoint new subadvisers, or change the terms of subadvisory agreements without the approval of the Fund's shareholders. The Fund, therefore, is able to change or add subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of a change. TAMIC would not be permitted, however, to appoint a subadviser that is an affiliate of the Fund or TAMIC (other than by reason of serving as subadviser to the Fund) (an "Affiliated Subadviser) or to change a subadvisory fee of an Affiliated Subadviser without shareholder approval. Currently, TIMCO is an Affiliated Subadviser, although TIMCO will not remain an Affiliated Subadviser if the transaction described above under Management - Investment Adviser is consummated.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Fund.

                      TRANSFER AGENT AND FUND ADMINISTRATOR

TRANSFER AGENT

Citicorp Trust Bank, fsb, a subsidiary of Citigroup, serves as the Fund's transfer agent ("transfer agent"). The transfer agent has entered into a sub-transfer agency agreement with PFPC Inc. to serve as the Fund's sub-transfer agent and perform certain recordkeeping and accounting services.

RECENT DEVELOPMENTS

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (SEC) has notified Citigroup Asset Management (CAM), the Citigroup business unit that includes the Funds' investment manager and other investment advisory companies; Citicorp Trust Bank
(CTB), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor's business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made. As previously disclosed, CAM has already paid the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM's initiation and operation of, and compensation for, the transfer agent business and CAM's retention of, and agreements with, the subcontractor.

The Travelers Life & Annuity Company ("TL&A") and CAM reviewed the adequacy and accuracy of the disclosure provided to the TL&A fund boards at the time the revised transfer agency arrangement was discussed with the boards and concluded that the transfer agency fees paid by the funds that did not have expense caps in effect to CTB for the period from June 1,1999 to August 23, 2004 should be reimbursed with interest to the funds. The reimbursement occurred on November 1, 2004.

Citigroup is cooperating fully in the SEC's investigation and is seeking to resolve the matter in discussions with the SEC Staff. On January 20, 2005, Citigroup stated that it had established an aggregate reserve of $196 million ($25 million in the third quarter of 2004 and $171 million in the fourth quarter of 2004) related to its discussions with the SEC Staff. Settlement negotiations are ongoing and any settlement of this matter with the SEC will require approval by the Citigroup Board and acceptance by the Commission.

Unless and until any settlement is consummated, there can be no assurance that any amount reserved by Citigroup will be distributed. Nor is there at this time any certainty as to how the proceeds of any settlement would be distributed, to whom any such distribution would be made, the methodology by which such distribution would be allocated, and when such distribution would be made. Because the Fund was not in existence during the period at issue, it is presumably unlikely that the Fund would receive any such distribution.

Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Fund.

FUND ADMINISTRATOR

The Travelers Insurance Company ("TIC") serves as the Fund's administrator. TIC has entered into a sub-administrative service agreement with Smith Barney Fund Management LLC ("SBFM"), an indirect wholly-owned subsidiary of Citigroup, to perform the Fund's pricing and bookkeeping services.

                      SHAREHOLDER TRANSACTIONS AND PRICING

Fund shares are currently sold only to insurance company separate accounts in connection with the variable annuity and variable life insurance contracts issued by The Companies. The term "shareholder" as used in this prospectus refers to any insurance company separate account that may use Fund shares as a funding option now or in the future. Fund shares are not sold to the general public. Fund shares are sold on a continuing basis without a sales charge at the net asset value next computed after the Fund's custodian receives payment. The separate accounts, to which shares are sold, however, may impose sales and other charges, as described in the appropriate contract prospectus.

The Fund currently issues only one class of shares. All shares participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued for the consideration described in the prospectus, shares are fully paid and nonassessable by the Fund. Shares are redeemable, transferable and freely assignable as collateral. (See the separate account prospectus for a discussion of voting rights applicable to purchasers of variable annuity and variable life insurance contracts.)

PRICING OF FUND SHARES

The offering price of Fund shares is the net asset value or NAV of a single share. Normally NAV is computed as of the close of regular trading (generally, 4:00 p.m. Eastern time) each day the New York Stock Exchange ("NYSE") is open. NAV is calculated by adding the value of a Fund's investments, cash and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

The Fund's assets are valued primarily based on market value. For securities traded on an exchange, the market value is determined by the closing sale or official closing price on that exchange. For securities that are not exchange traded, or exchange closing prices are unavailable, the market value is typically determined by third party pricing services using a variety of pricing techniques and methodologies. Additionally, if the pricing services are unable to supply a price, or a price is deemed to be unreliable, the value may be determined based on quotations received from one or more brokers/dealers that make a market in the security. Short-term money market instruments with remaining maturities of sixty days or less are valued using the amortized-cost method. This method approximates market value and minimizes the effect of changes in a security's market value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded; the value is then converted into U.S. dollars from the local currency.

In cases where market prices or quotations are not readily available or are deemed unreliable, or if a significant event has occurred between the time at which a market price is determined and the time at which the Fund's NAV is calculated, an asset may be valued at "fair value" as determined in good faith in accordance with procedures adopted by the Trust's Board of Trustees ("Board"). In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the Fund's NAV is calculated. The Fund uses a fair value model developed by a pricing service to value foreign securities on days when there is a certain percentage change in the value of a domestic equity security index. Such percentage may be changed from time to time.

The use of fair value to price securities involves greater reliance on judgment than pricing securities based on readily available market quotations. When the Fund uses fair value to price securities, it may value those securities higher or lower than another fund using market quotations or its own fair value method. Additionally, there can be no assurance that the Fund could obtain the fair value assigned to a security upon the sale of that security.

Foreign markets may be open on days when U.S. markets are closed. Accordingly, the value of foreign securities owned by the Fund could change on days when you cannot purchase or redeem shares of the Fund.

PURCHASES AND REDEMPTIONS

Owners of variable annuity or variable life insurance contracts should follow the purchase and redemption procedures described in your contract prospectus. The following is general information with regard to purchases and redemptions of Fund shares by insurance company separate accounts.

Fund shares are purchased and redeemed at the NAV next determined after the Fund receives a purchase or redemption order. NAVs are adjusted for fractions of a cent. Upon redemption, a shareholder may receive more or less than the amount paid at the time of purchase, depending upon changes in the value of the Fund's investment portfolio between purchase and redemption.

The Fund computes the NAV for purchases and redemptions as of the close of the Exchange on the day that the Fund has received all proper documentation from the shareholder. Redemption proceeds are normally wired or mailed either the same or the next business day, but not more than seven days later.

The Fund retains the right to refuse a purchase order. The Fund may temporarily suspend the redemption rights or postpone payments when the Exchange is closed (other than on weekends and holidays), when trading on the Exchange is restricted, or when permitted by the SEC.

EXCESSIVE EXCHANGE TRANSACTIONS

Frequent purchases and sales of Fund shares resulting from purchase, exchange or withdrawal transactions by certain owners of variable annuity and variable life insurance contracts ("contract owners") may harm other contract owners in various ways. These include: (1) dilution of the interests of long-term contract owners where frequent traders attempt to take advantage of market fluctuations that are not fully reflected in the Fund's NAV; (2) disruption of ordinary portfolio management, such as by necessitating that the Fund maintain a cash level higher than would otherwise be necessary or that the Fund sell securities prematurely or at inopportune times in order to generate cash to meet redemption requests; and (3) increased Fund costs, such as brokerage commissions. Because it may take some time before market or company-specific events affecting small cap securities are fully reflected in the prices of such securities, the ability of frequent traders to take advantage of market fluctuations and the resulting risk of dilution may be particularly concerns in the case of the Fund.

However, the Fund's shares are offered exclusively to separate accounts of the Companies, and the Fund generally has little or no access to the transaction records of individual contract owners whose assets are invested in the separate accounts. Nonetheless, the Trust's Board of Trustees has adopted policies and procedures to discourage market timing while taking these circumstances into account. Specifically, the policies and procedures require that the Fund request written certifications from each Company at least annually specifying that: (1) the Company has instituted policies and procedures reasonably designed to detect and deter the use of the separate accounts for frequent trading; (2) the Company's policies and procedures address the level of trading that will be considered excessive and the Company monitors contract owner transactions to identify excessive trading; and (3) the Company applies such procedures uniformly.

The applicable variable annuity or variable life insurance contract prospectus contains a more detailed description of the Companies' policies and procedures with respect to frequent trading. There is significant risk that the policies and procedures of the Fund and the Companies will prove ineffective and that excessive trading in Fund shares will occur. The Fund may alter its policies and procedures at any time without prior notice to shareholders or contract owners.



                 TAX CONSEQUENCES OF DIVIDENDS AND DISTRIBUTIONS

Capital gains and dividends are reinvested in additional Fund shares, without a sales charge. The Fund expects that Fund shares will be held under a variable annuity or variable life insurance contract. Under current tax law, distributions that are left to accumulate in the variable annuity or life insurance contract are not subject to federal income tax until they are withdrawn from the contract. Contract purchasers should review the accompanying contract prospectus for a discussion of the tax treatment applicable to variable annuity or variable life insurance contracts.

The Fund intends to make distributions of income and capital gains in order to qualify each year as a regulated company under Subchapter M of the Internal Revenue Code. Further, the Fund intends to meet certain diversification requirements applicable to mutual funds underlying variable insurance products.

                              FINANCIAL HIGHLIGHTS

Because the Fund had not yet commenced operations as of the date of this prospectus, no financial highlights information is available for the Fund.

                                                         APPENDIX
                                                   Small Cap Value Fund

The Fund invests in various instruments subject to its investment policy. The following techniques and practices are available to the Fund, and are described together with their risks in the SAI.

INVESTMENT TECHNIQUES
---------------------
American, Global and European Depositary Receipts
Asset-Backed Mortgage Securities
Bankers Acceptances
Buying Put and Call Options
Certificates of Deposit
Commercial Paper
Convertible Securities
Corporate Asset-Backed Securities
Emerging Market Securities
Equity Securities
Floating & Variable Rate Instruments
Foreign Securities
Forward Contracts on Foreign Currency
Futures Contracts
High-Yield, High Risk Debt Securities
Illiquid Securities
Indexed Securities
Index Futures Contracts
Investment Company Securities (including Janus money market funds) Investment Grade Debt Securities
Investment in Unseasoned Companies
Lending Portfolio Securities
Letters of Credit
Loan Participations
Options on Foreign Currencies
Options on Index Futures Contracts
Options on Stock Indices
Other Direct Indebtedness
Real Estate-Related Instruments
Repurchase Agreements
Reverse Repurchase Agreements
Rights and Warrants
Short Sales "Against the Box"
Short-Term Money Market Instruments
Swap Agreements
Temporary Bank Borrowing
U.S. Government Obligations
Variable Amount Master Demand Notes
When-Issued Securities
Writing Covered Call Options

                              SMALL CAP VALUE FUND

Investors who want more information about the Fund can obtain the SAI that provides more detailed information on a number of topics and is made a part of this prospectus. Additional information about the Fund's investments is available in its annual and semi-annual reports to shareholders. The Fund's annual report will provide a discussion of the market conditions and investment strategies that particularly impacted the Fund's performance over the past fiscal year. These documents are free of charge. Because the Fund had not yet commenced operations as of the date of this prospectus, they have not yet delivered an annual or semi-annual report. It is expected that the Fund's first report (for the semi-annual period ended June 30, 2005) will be available in late August, 2005.

To obtain a copy of the SAI or an annual or semi-annual report, or ask other questions about the Fund, do one of the following:


--------------------------------------------------------------------------------
                             CALL -- 1-800-842-9368
--------------------------------------------------------------------------------
   WRITE -- TRAVELERS LIFE & ANNUITY, P.O. BOX 990009, HARTFORD, CT 06199-0009
--------------------------------------------------------------------------------
      ACCESS THE EDGAR DATABASE ON THE SEC'S WEBSITE -- HTTP://WWW.SEC.GOV
--------------------------------------------------------------------------------

Investors may also review or copy the above referenced documents at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the reference room may be obtained by calling the SEC at 1-202-942-8090. These documents may also be obtained, for a duplicating fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102, or by sending an e-mail request to publicinfo@sec.gov.

The Fund's SAI and shareholder reports are not available on a website because the Fund does not currently maintain a consumer website as Fund shares are only offered to separate accounts of the insurance companies listed on the cover.

(1940 Act # 811-3429)







L-                                                                      May 2005

                           THE TRAVELERS SERIES TRUST:
                             [SMALL CAP GROWTH FUND]

                          GOAL -- CAPITAL APPRECIATION







Fund shares are offered only to separate accounts of The Travelers Insurance Company, The Travelers Life and Annuity Company or to separate accounts of affiliated companies (together, "The Companies"). The Fund serves as a funding option for certain variable annuity and variable life insurance contracts issued by The Companies.




                                  ONE CITYPLACE
                           HARTFORD, CONNECTICUT 06103
                            TELEPHONE 1-800-842-9368

                                   PROSPECTUS

                                  May [ ], 2005




TABLE OF CONTENTS

Goals and Investments ......................................................
Fund Performance ...........................................................
Fees and Expenses ..........................................................
Investment Objective, Strategies and .......................................
   Related Risks ...........................................................
Management .................................................................
   Investment Adviser ......................................................
   The Subadviser and Portfolio Manager ....................................
Transfer Agent and Fund Administrator ......................................
Shareholder Transactions and Pricing .......................................
Tax Consequences of Dividends and ..........................................
   Distributions ...........................................................
 Financial Highlights ......................................................
Appendix ................................................................... A-1


 -------------------------------------------------------------------------------

 THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED THE FUND'S SHARES AS AN INVESTMENT AND HAS NOT DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS AGAINST THE LAW FOR ANYONE TO TELL YOU OTHERWISE. AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

 -------------------------------------------------------------------------------

                          [SMALL CAP GROWTH PORTFOLIO]
                              Goals and Investments




FUND'S OBJECTIVE:      Capital appreciation



                       Equity securities of small U.S.
KEY INVESTMENTS:       companies



-----------------------------------------------------------
   INVESTMENT ADVISER:      Travelers Asset Management
                            International Company LLC
                            ("TAMIC")

   SUBADVISERS:             1) Travelers Investment
                            Management Company ("TIMCO")
                            2) Janus Capital Management
                            LLC ("Janus Capital")

   PORTFOLIO MANAGERS:      TIMCO: Portfolio Management
                            Team
                            Dan Willey, Lead Manager
                            John Lau, Small Cap Manager

                            Janus: Capital: William H.
                            Bales

-----------------------------------------------------------

SELECTION PROCESS: The Fund normally invests at least 80% of its assets in common stocks and other equity securities of small U.S. companies. The Fund defines a small company as one with a market capitalization at the time of investment that is no greater than the largest market capitalization of a company in the Russell 2000 Growth Index (the "Index"). The size of companies in the Index changes with market conditions and the composition of the Index. As of December 31, 2004, the largest market capitalization of a company in the Index was $3.6 billion.

Each of the Fund's subadvisers independently chooses and maintains a portfolio of equity securities for the Fund. TAMIC decides the proportion of Fund assets to be managed by each subadviser, but will generally allocate approximately 50% of each day's incoming (or outgoing) assets to each subadviser, and will periodically reallocate assets to maintain a 50/50 split.

Each subadviser uses a different security selection process for its portion of the Fund's assets. However, each buys stocks of small companies that, in the subadviser's opinion, have strong growth potential.

1. TIMCO

TIMCO uses quantitative analysis to identify stocks in the Index that possess attractive growth or value characteristics with an emphasis on growth characteristics. In selecting stocks based on growth characteristics, TIMCO generally looks for companies with:

o    Above average earnings growth

o    A pattern of reported earnings that exceeds market expectations

o    Rising earnings estimates over the next several quarters

o    High relative return based on invested capital

In selecting stocks based on value characteristics, TIMCO looks for companies whose stock prices are undervalued relative to their earnings or their sale or book values.

Quantitative methods are also used to control portfolio risk related to broad macroeconomic factors such as interest rate changes.

The timing of buy and sell decisions is based on recent price trends. The portion of the Fund's assets managed by TIMCO will remain diversified across several industries and sectors.

2. JANUS CAPITAL

The Janus Capital portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies.

In general, the Janus Capital portfolio manager seeks to identify companies with earnings growth potential that may not be recognized by the market at large. The portfolio manager may sell a Fund holding if, among other things, the security reached the portfolio manager's price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio manager finds a better investment opportunity. The portfolio manager may also sell a Fund holding to meet redemptions.

Within the parameters of its specific investment policies, the Fund may also invest in foreign equity securities and debt securities.

PRINCIPAL RISKS: The Fund is most subject to equities risk, where market values may change abruptly, sometimes unpredictably, and smaller companies risk, where market values may be more erratic and stocks more thinly traded than the general market. In addition, the valuation levels of growth stocks generally will be higher than those of value stocks, and their prices typically will be more volatile than value stocks and the market as a whole. Other risks may be foreign securities risks, where market values may be impacted by limited trading, currency exchange, political or economic instability, or other factors. For more information on the Fund's investments and related risks, see "Investment Objective, Strategies and Related Risks," the Appendix to this prospectus and the Statement of Additional Information ("SAI").

                                FUND PERFORMANCE

Because the Fund is new, it does not have a full calendar year of performance to report as of the date of this prospectus.
                                FEES AND EXPENSES

The fees and expenses in the tables below are what you may pay if you buy and hold shares of the Fund, and are based on estimates for the Fund's current fiscal year. These fees and expenses do not reflect any of the fees that may be assessed under the variable contract for which this Fund is an investment option. If such fees were included, your costs would be higher. You should consult your contract prospectus or disclosure document for information on contract fees.


       SHAREHOLDER FEES
       (paid directly from your investment).........       N/A
       -------------------------------------------------------------
       ANNUAL FUND OPERATING EXPENSES
       (expenses deducted from Fund assets)*
       -------------------------------------------------------------
       -------------------------------------------------------------
       Management Fees..............................      0.85%
       Distribution and Service (12b-1) Fees........      None
       Other Expenses**.............................      0.__%
                                                       -------------
       Total Annual Fund Operating Expenses.........      _.__%*

--------------

* The Fund has a voluntary expense cap of ___%. As Total Annual Fund Operating Expenses are estimated to be under that cap, no reimbursements are currently expected.

** Other Expenses include a 0.06% administrative service fee the Fund pays to The Travelers Insurance Company.

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It is based on the Total Annual Fund Operating Expenses in the table above and assumes that you invest $10,000 in the Fund for the time periods indicated, the investment has a 5% return each year and the Fund's operating expenses remain the same.

     1 YEAR         3 YEARS
   -----------     -------------
      $---           $---

               INVESTMENT OBJECTIVE, STRATEGIES AND RELATED RISKS

The Fund's principal investment focus is described on page 2 of this prospectus. The Fund may invest in various other types of securities and engage in other investment techniques and strategies that are not the principal focus of the Fund. More information is provided below, and in the SAI, on the Fund's investments (both principal and otherwise), its practices and the related risks. The SAI also includes a description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities. For a free copy of the SAI, see the back cover of this prospectus. The Fund does not guarantee that it will reach its investment objective, and an investment in the Fund may lose money. When you sell your shares they may be worth more or less than what you paid for them.

INVESTMENT OBJECTIVE       The Fund's investment objective is not fundamental,
                           and its investment policies may be changed by the Trust's Board of Trustees ("Board") without approval of shareholders or holders of variable annuity and variable life insurance contracts. A change in a Fund's investment objective or policies may result in the Fund having a different investment objective or policies from those that a policy owner selected as appropriate at the time of investment. The Fund will notify shareholders at least 60 days prior to changing its policy of investing at least 80% of its assets in equity securities of small U.S. companies.

EQUITIES Equity securities include common and preferred stock, warrants, rights, depositary receipts and shares, trust certificates, and real estate instruments.

                           Equities are subject to market risk. Many factors affect the stock market prices and dividend payouts of equity investments. These factors include general business conditions, investor confidence in the economy, and current conditions in a particular industry or company. Each company determines whether or not to pay dividends on common stock. Equity securities are subject to financial risks relating to the issuer's earning stability and overall financial soundness.

SMALL COMPANIES            The equity securities of smaller companies are
                           particularly sensitive to the risks of equity investing. Small company securities may experience steeper fluctuations in price than the securities of larger companies. Small companies may lack depth of management and funds adequate for growth, and may have limited product lines. Securities of these companies are generally less liquid than those of larger companies, and the Fund could be forced to sell securities at a discount from current market prices or in small lots over an extended period of time.

GROWTH INVESTING           This investment approach involves buying stocks with
                           above- average growth rates. Typically, growth stocks are the stocks of faster growing companies in more rapidly growing sectors of the economy. Generally, growth stock valuation levels will be higher than value stocks and the market averages. Due to these relatively high valuations, growth stocks are typically more volatile than value stocks. For example, the price of a growth stock may experience a larger decline on a forecast of lower earnings, or a negative event or market development, than would a value stock.

VALUE INVESTING            This investment approach involves buying stocks that
                           appear undervalued by the market based on an evaluation of their potential worth. As with any investment strategy, a value strategy will, at times, perform significantly better than or worse than other investment styles and the overall market. Investing in securities believed to be undervalued involves the risks that: (1) the issuer's potential business prospects are not realized; (2) their potential values are not recognized by the market; and (3) the securities were appropriately priced (or even overpriced) when acquired.

FIXED-INCOME INVESTMENTS   Fixed-income securities include U.S. Government
                           obligations, certificates of deposit, and short-term money market instruments. Fixed-income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

                           The value of debt securities varies inversely with interest rates. This means generally that the value of these investments increases as interest rates fall and decreases as interest rates rise. Yields from short-term securities normally may be lower than yields from longer-term securities. The price of a bond is affected by the credit quality of its issuer. An issuer may not always make payments on a fixed income security. Some fixed income securities, such as mortgage-backed securities are subject to prepayment risk, which occurs when an issuer can prepay the principal owed on a security before its maturity.

FOREIGN SECURITIES         An investment in foreign securities involves risk in
INVESTMENTS                addition to those of U.S. securities, including
                           possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. The Fund also bears
                           "information" risk associated with the different accounting, auditing, and financial reporting standards in many foreign countries. If a Fund invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets. Foreign securities may be less liquid than U.S. securities.

DERIVATIVES AND HEDGING    Derivative contracts, such as futures and options on
TECHNIQUES                 securities, may be used for any of the following
                           purposes:

                           o To hedge against the economic impact of adverse changes in the market value of its securities, due to changes in stock market prices, currency exchange rates or interest rates

                           o        As a substitute for buying or selling
                                    securities

                           o        To enhance return

                           o Forward foreign currency contracts may be used to hedge against foreign currency exposure

                           Even a small investment in derivative contracts can have a big impact on a Fund's stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain when stock prices, currency rates or interest rates are changing. For a more complete description of derivative and hedging techniques and their associated risks, please refer to the SAI.

OTHER RISK FACTORS

SELECTION RISK             Fund investors are subject to selection risk in that
                           a strategy used, or stock selected, may fail to have the desired effect. Specifically, stocks believed to show potential for capital growth may not achieve that growth. Strategies or instruments used to hedge against a possible risk or loss may fail to protect against the particular risk or loss.

TEMPORARY DEFENSIVE        The Fund may depart from principal investment
POSITION                   strategies in response to adverse market, economic or
                           political conditions by taking a temporary defensive position by investing all or a substantial part of its assets in debt securities including lower-risk debt securities, and money market instruments. If a Fund takes a temporary defensive position, it may be unable to achieve its investment goal.

PORTFOLIO TURNOVER         The Fund may actively trade portfolio securities in
                           an attempt to achieve its investment objective.
                           Active trading will cause the Fund to have an increased portfolio turnover rate, which increases the Fund's transaction costs and may have an adverse impact on the Fund's performance.


                                   MANAGEMENT

INVESTMENT ADVISER

TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY LLC ("TAMIC") provides investment advice and, in general, supervises the management and investment program for the Fund. TAMIC employs a subadviser to manage the Fund's daily investment operations, subject to the supervision of the Board of Trustees and TAMIC.

TAMIC is a registered investment adviser that was incorporated in 1978. Its principal offices are located at 242 Trumbull Street, Hartford, Connecticut, and it is currently an indirect wholly owned subsidiary of Citigroup Inc. TAMIC also acts as an investment adviser or subadviser for:

       o   other investment companies used to fund variable products

       o   individual and pooled pension and profit-sharing accounts

       o domestic insurance companies affiliated with The Travelers Insurance Company (which is affiliated with TAMIC)

       o   nonaffiliated insurance companies

The Fund pays TAMIC for its services for the Fund an annual fee at the following rates:

         AVERAGE DAILY NET ASSETS OF THE FUND                 ADVISORY FEE

         First $100 million                                      0.850%
         $100 million - $250 million                             0.800%
         $250 million - $500 million                             0.775%
         $500 million - $750 million                             0.750%
         $750 million - $1 billion                               0.725%
         Over $1 billion                                         0.700%

On January 31, 2005, Citigroup Inc. ("Citigroup") announced that it has reached an agreement with MetLife, Inc. ("MetLife") to sell Citigroup's life insurance and annuity businesses ("Travelers Life & Annuity") to MetLife. As part of this transaction, Travelers Asset Management International Company LLC ("TAMIC"), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of MetLife. TAMIC is the investment adviser to the Small Cap Growth Fund.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. The transaction is expected to close this summer.

In connection with this transaction, the Trust's Board of Trustees will be asked to approve new investment advisory and administrative services contracts, and, to the extent required by law, variable annuity and variable life contract owners, who beneficially own the shares of the funds, will be asked to approve new investment advisory agreements.

THE SUBADVISERS AND PORTFOLIO MANAGERS

TIMCO, 100 First Stamford Place, Stamford, CT 06902, has been a registered investment adviser since 1971 and provides investment advice to institutional accounts, registered investment companies and insurance company separate accounts. TIMCO employs a team approach in managing the Fund. However, Mr. Dan Willey and Mr. John Lau, are jointly and primarily responsible for the day to day management of the Fund. Mr. Willey, Director, President, CEO/Senior Portfolio Manager, is the lead portfolio manager for the TIMCO team. Mr, Willey has been with TIMCO for ten years and has twenty-five years of investment experience. As the lead portfolio manager Mr. Willey has responsibility for monitoring the overall management of the Fund. Mr. Lau, Director and Portfolio Manager, joined TIMCO in 1995 and is a quantitative analyst for equity securities, with a focus on small cap companies and strategies.

Janus Capital, 151 Detroit Street, Denver, CO 80206, acts as investment adviser to investment companies, as well as individual, corporate, charitable and retirement accounts. Mr. William H. Bales has served as the day-to-day portfolio manager of the portion of the Fund's assets allocated to Janus Capital since the Fund's inception in May 2005. Mr. Bales has been a portfolio manager at Janus Capital since 1997. He joined Janus Capital in 1991, and was a research analyst from 1993 to 1997.

TAMIC reserves the right, if it is permitted to do under an order received from the SEC or if the SEC adopts a recently-proposed rule on the subject, to replace existing subadvisers for the Fund, appoint new subadvisers, or change the terms of subadvisory agreements without the approval of the Fund's shareholders. The Fund, therefore, is able to change or add subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of a change. TAMIC would not be permitted, however, to appoint a subadviser that is an affiliate of the Fund or TAMIC (other than by reason of serving as subadviser to the Fund) (an "Affiliated Subadviser) or to change a subadvisory fee of an Affiliated Subadviser without shareholder approval. Currently, TIMCO is an Affiliated Subadviser, although TIMCO will not remain an Affiliated Subadviser if the transaction described above under Management - Investment Adviser is consummated.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Fund.

                      TRANSFER AGENT AND FUND ADMINISTRATOR

TRANSFER AGENT

Citicorp Trust Bank, fsb, a subsidiary of Citigroup, serves as the Fund's transfer agent ("transfer agent"). The transfer agent has entered into a sub-transfer agency agreement with PFPC Inc. to serve as the Fund's sub-transfer agent and perform certain recordkeeping and accounting services.

RECENT DEVELOPMENTS

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (SEC) has notified Citigroup Asset Management (CAM), the Citigroup business unit that includes the Funds' investment manager and other investment advisory companies; Citicorp Trust Bank
(CTB), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor's business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made. As previously disclosed, CAM has already paid the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM's initiation and operation of, and compensation for, the transfer agent business and CAM's retention of, and agreements with, the subcontractor.

The Travelers Life & Annuity Company ("TL&A") and CAM reviewed the adequacy and accuracy of the disclosure provided to the TL&A fund boards at the time the revised transfer agency arrangement was discussed with the boards and concluded that the transfer agency fees paid by the funds that did not have expense caps in effect to CTB for the period from June 1,1999 to August 23, 2004 should be reimbursed with interest to the funds. The reimbursement occurred on November 1, 2004.

Citigroup is cooperating fully in the SEC's investigation and is seeking to resolve the matter in discussions with the SEC Staff. On January 20, 2005, Citigroup stated that it had established an aggregate reserve of $196 million ($25 million in the third quarter of 2004 and $171 million in the fourth quarter of 2004) related to its discussions with the SEC Staff. Settlement negotiations are ongoing and any settlement of this matter with the SEC will require approval by the Citigroup Board and acceptance by the Commission.

Unless and until any settlement is consummated, there can be no assurance that any amount reserved by Citigroup will be distributed. Nor is there at this time any certainty as to how the proceeds of any settlement would be distributed, to whom any such distribution would be made, the methodology by which such distribution would be allocated, and when such distribution would be made. Because the Fund was not in existence during the period at issue, it is presumably unlikely that the Fund would receive any such distribution.

Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Fund.

FUND ADMINISTRATOR

The Travelers Insurance Company ("TIC") serves as the Fund's administrator. TIC has entered into a sub-administrative service agreement with Smith Barney Fund Management LLC ("SBFM"), an indirect wholly-owned subsidiary of Citigroup, to perform the Fund's pricing and bookkeeping services.

                      SHAREHOLDER TRANSACTIONS AND PRICING

Fund shares are currently sold only to insurance company separate accounts in connection with the variable annuity and variable life insurance contracts issued by The Companies. The term "shareholder" as used in this prospectus refers to any insurance company separate account that may use Fund shares as a funding option now or in the future. Fund shares are not sold to the general public. Fund shares are sold on a continuing basis without a sales charge at the net asset value next computed after the Fund's custodian receives payment. The separate accounts, to which shares are sold, however, may impose sales and other charges, as described in the appropriate contract prospectus.

The Fund currently issues only one class of shares. All shares participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued for the consideration described in the prospectus, shares are fully paid and nonassessable by the Fund. Shares are redeemable, transferable and freely assignable as collateral. (See the accompanying separate account prospectus for a discussion of voting rights applicable to purchasers of variable annuity and variable life insurance contracts.)

PRICING OF FUND SHARES

The offering price of Fund shares is the net asset value or NAV of a single share. Normally NAV is computed as of the close of regular trading (generally, 4:00 p.m. Eastern time) each day the New York Stock Exchange ("NYSE") is open. NAV is calculated by adding the value of a Fund's investments, cash and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

The Fund's assets are valued primarily based on market value. For securities traded on an exchange, the market value is determined by the closing sale or official closing price on that exchange. For securities that are not exchange traded, or exchange closing prices are unavailable, the market value is typically determined by third party pricing services using a variety of pricing techniques and methodologies. Additionally, if the pricing services are unable to supply a price, or a price is deemed to be unreliable, the value may be determined based on quotations received from one or more brokers/dealers that make a market in the security. Short-term money market instruments with remaining maturities of sixty days or less are valued using the amortized-cost method. This method approximates market value and minimizes the effect of changes in a security's market value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded; the value is then converted into U.S. dollars from the local currency.

In cases where market prices or quotations are not readily available or are deemed unreliable, or if a significant event has occurred between the time at which a market price is determined and the time at which the Fund's NAV is calculated, an asset may be valued at "fair value" as determined in good faith in accordance with procedures adopted by the Trust's Board of Trustees ("Board"). In particular, the value of foreign securities may be materially affected by events occurring after the close of the market used to determine the securities' value, but before the Fund's NAV is calculated. The Fund uses a fair value model developed by a pricing service to value foreign equity securities on days when there has been more than a certain percentage change in the value of a domestic equity security index. Such percentage may be changed from time to time.

The use of fair value to price securities involves greater reliance on judgment than pricing securities based on readily available market quotations. When the Fund uses fair value to price securities, it may value those securities higher or lower than another fund using market quotations or its own fair value method. Additionally, there can be no assurance that the Fund will be able to obtain the fair value assigned to a security upon the sale of that security.

Foreign markets may be open on days when U.S. markets are closed. Accordingly, the value of foreign securities owned by the Fund could change on days when you cannot purchase or redeem shares of the Fund.

PURCHASES AND REDEMPTIONS

Owners of variable annuity or variable life insurance contracts should follow the purchase and redemption procedures described in your contract prospectus. The following is general information with regard to purchases and redemptions of Fund shares by insurance company separate accounts.

Fund shares are purchased and redeemed at the NAV next determined after the Fund receives a purchase or redemption order. NAVs are adjusted for fractions of a cent. Upon redemption, a shareholder may receive more or less than the amount paid at the time of purchase, depending upon changes in the value of the Fund's investment portfolio between purchase and redemption.

The Fund computes the NAV for purchases and redemptions as of the close of the Exchange on the day that the Fund has received all proper documentation from the shareholder. Redemption proceeds are normally wired or mailed either the same or the next business day, but not more than seven days later.

The Fund retains the right to refuse a purchase order. The Fund may temporarily suspend the redemption rights or postpone payments when the Exchange is closed (other than on weekends and holidays), when trading on the Exchange is restricted, or when permitted by the SEC.

EXCESSIVE EXCHANGE TRANSACTIONS

Frequent purchases and sales of Fund shares resulting from purchase, exchange or withdrawal transactions by certain owners of variable annuity and variable life insurance contracts ("contract owners") may harm other contract owners in various ways. These include: (1) dilution of the interests of long-term contract owners where frequent traders attempt to take advantage of market fluctuations that are not fully reflected in the Fund's NAV; (2) disruption of ordinary portfolio management, such as by necessitating that the Fund maintain a cash level higher than would otherwise be necessary or that the Fund sell securities prematurely or at inopportune times in order to generate cash to meet redemption requests; and (3) increased Fund costs, such as brokerage commissions. Because it may take some time before market or company-specific events affecting small cap securities are fully reflected in the prices of such securities, the ability of frequent traders to take advantage of market fluctuations and the resulting risk of dilution may be particular concerns in the case of the Fund.

However, the Fund's shares are offered exclusively to separate accounts of the Companies, and the Fund generally has little or no access to the transaction records of individual contract owners whose assets are invested in the separate accounts. Nonetheless, the Trust's Board of Trustees has adopted policies and procedures to discourage market timing while taking these circumstances into account. Specifically, the policies and procedures require that the Fund request written certifications from each Company at least annually specifying that: (1) the Company has instituted policies and procedures reasonably designed to detect and deter the use of the separate accounts for frequent trading; (2) the Company's policies and procedures address the level of trading that will be considered excessive and the Company monitors contract owner transactions to identify excessive trading; and (3) the Company applies such procedures uniformly.

The applicable variable annuity or variable life insurance contract prospectus contains a more detailed description of the Companies' policies and procedures with respect to frequent trading. There is significant risk that the policies and procedures of the Fund and the Companies will prove ineffective and that excessive trading in Fund shares will occur. The Fund may alter its policies and procedures at any time without prior notice to shareholders or contract owners.

                 TAX CONSEQUENCES OF DIVIDENDS AND DISTRIBUTIONS

Capital gains and dividends are reinvested in additional Fund shares, without a sales charge. The Fund expects that Fund shares will be held under a variable annuity or variable life insurance contract. Under current tax law, distributions that are left to accumulate in the variable annuity or life insurance contract are not subject to federal income tax until they are withdrawn from the contract. Contract purchasers should review the accompanying contract prospectus for a discussion of the tax treatment applicable to variable annuity or variable life insurance contracts.

The Fund intends to make distributions of income and capital gains in order to qualify each year as a regulated company under Subchapter M of the Internal Revenue Code. Further, the Fund intends to meet certain diversification requirements applicable to mutual funds underlying variable insurance products.

                              FINANCIAL HIGHLIGHTS

Because the Fund had not yet commenced operations as of the date of this prospectus, no financial highlights information is available for the Fund.

                                    APPENDIX
                              Small Cap Growth Fund

The Fund invests in various instruments subject to its investment policy. The following techniques and practices are available to the Fund, and are described together with their risks in the SAI.

INVESTMENT TECHNIQUES

INVESTMENT TECHNIQUES
---------------------
American, Global and European Depositary Receipts
Asset-Backed Mortgage Securities
Bankers Acceptances
Buying Put and Call Options
Certificates of Deposit
Commercial Paper
Convertible Securities
Corporate Asset-Backed Securities
Emerging Market Securities
Equity Securities
Floating & Variable Rate Instruments
Foreign Securities
Forward Contracts on Foreign Currency
Futures Contracts
High-Yield, High Risk Debt Securities
Illiquid Securities
Indexed Securities
Index Futures Contracts
Investment Company Securities (including Janus money market funds) Investment Grade Debt Securities
Investment in Unseasoned Companies
Lending Portfolio Securities
Letters of Credit
Loan Participations
Options on Foreign Currencies
Options on Index Futures Contracts
Options on Stock Indices
Other Direct Indebtedness
Real Estate-Related Instruments
Repurchase Agreements
Reverse Repurchase Agreements
Rights and Warrants
Short Sales "Against the Box"
Short-Term Money Market Instruments
Swap Agreements
Temporary Bank Borrowing
U.S. Government Obligations
Variable Amount Master Demand Notes
When-Issued Securities
Writing Covered Call Options

                             SMALL CAP GROWTH FUND

Investors who want more information about the Fund can obtain the SAI that provides more detailed information on a number of topics and is made a part of this prospectus. Additional information about the Fund's investments is available in its annual and semi-annual reports to shareholders. The Fund's annual report will provide a discussion of the market conditions and investment strategies that particularly impacted the Fund's performance over the past fiscal year. These documents are free of charge. Because the Fund had not yet commenced operations as of the date of this prospectus, they have not yet delivered an annual or semi-annual report. It is expected that the Fund's first report (for the semi-annual period ended June 30, 2005) will be available in late August, 2005.

To obtain a copy of the SAI or an annual or semi-annual report, or ask other questions about the Fund, do one of the following:


--------------------------------------------------------------------------------
                             CALL -- 1-800-842-9368
--------------------------------------------------------------------------------
  WRITE -- TRAVELERS LIFE & ANNUITY, P.O. BOX 990009, HARTFORD, CT 06199-0009
--------------------------------------------------------------------------------
      ACCESS THE EDGAR DATABASE ON THE SEC'S WEBSITE -- HTTP://WWW.SEC.GOV
--------------------------------------------------------------------------------

Investors may also review or copy the above referenced documents at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the reference room may be obtained by calling the SEC at 1-202-942-8090. These documents may also be obtained, for a duplicating fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102, or by sending an e-mail request to publicinfo@sec.gov.

The Fund's SAI and shareholder reports are not available on a website because the Fund does not currently maintain a consumer website as Fund shares are only offered to separate accounts of the insurance companies listed on the cover.

(1940 Act # 811-6465)






L-                                                                      May 2005

                          AGGRESSIVE STRATEGY PORTFOLIO
                     MODERATE-AGGRESSIVE STRATEGY PORTFOLIO
                           MODERATE STRATEGY PORTFOLIO
                    MODERATE-CONSERVATIVE STRATEGY PORTFOLIO
                         CONSERVATIVE STRATEGY PORTFOLIO


Fund shares are offered only to separate accounts of The Travelers Insurance Company, The Travelers Life and Annuity Company or to separate accounts of affiliated companies (together, "The Companies"). The Fund serves as a funding option for certain variable annuity and variable life insurance contracts issued by The Companies.



                                  ONE CITYPLACE
                           HARTFORD, CONNECTICUT 06103
                            TELEPHONE 1-800-842-9368

                                   PROSPECTUS

                                   May 1, 2005



TABLE OF CONTENTS

Aggressive Portfolio........................................................
Moderate-Aggressive Portfolio...............................................
Moderate Portfolio..........................................................
Moderate-Conservative Portfolio.............................................
Conservative Portfolio......................................................
Performance.................................................................
Fees and Expenses...........................................................
Investment Objectives, Strategies and Related
Risks.......................................................................
Management..................................................................
   Investment Adviser.......................................................
   Transfer Agent and Fund Administrator....................................
Shareholder Transactions and Pricing........................................
  Tax Consequences of Dividends and Distributions...........................
Financial Highlights........................................................

--------------------------------------------------------------------------------

THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED THE FUND'S SHARES AS AN INVESTMENT AND HAS NOT DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS AGAINST THE LAW FOR ANYONE TO TELL YOU OTHERWISE. AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

--------------------------------------------------------------------------------

                           AGGRESSIVE STRATEGY PORTFOLIO
                              Goals and Investments





FUND'S OBJECTIVE:      Long-term growth of capital


KEY INVESTMENTS:       Other Investment Companies



-----------------------------------------------------------
   INVESTMENT ADVISER:      Travelers Asset Management
                            International Company LLC
                            ("TAMIC")

   SUBADVISER:              Deutsche Investment
                            Management Americas Inc.
                            ("DIMA")

   PORTFOLIO MANAGERS:      Robert Wang
                            Inna Okounkova
                            Christine Johnson
                            Joe Wong
-----------------------------------------------------------



SELECTION PROCESS: The Fund normally invests 100% of its total assets in other investment companies ("Underlying Funds") that invest primarily in equity securities. The Underlying Funds use a wide variety of investment styles, and the Fund generally will have exposure, indirectly through the Underlying Funds, to the equity securities of companies of various sizes. The Fund will have exposure mainly to the securities of U.S. issuers, but may also have some exposure to the securities of foreign issuers.

The Subadviser uses its proprietary technology to aid in allocating assets within the universe of the Underlying Funds (as identified by TAMIC, as described below) taking into consideration the Fund's investment strategy. Periodically, the Subadviser will re-evaluate asset allocations and if, based upon its proprietary technology an adjustment to the allocation is appropriate, and consistent with the Fund's investment strategy set forth herein, then the Subadviser shall reallocate assets among the Underlying Funds.

Underlying Funds may include any investment company for which TAMIC, its affiliate Travelers Investment Advisers, Inc. or any future affiliate of TAMIC serves as investment adviser and that is offered to insurance company separate accounts. TAMIC is responsible for selecting a universe of such funds that may be used by the subadviser as Underlying Funds. The Subadviser has not approved the Underlying Funds as suitable investment options or otherwise.

PRINCIPAL RISKS: The Fund will generally be subject to the highest level of risk as compared to the other Funds described in this prospectus. The Fund is most subject to equities risk, where market values may change abruptly, sometimes unpredictably. Certain of the Underlying Funds may invest in the equity securities of smaller companies, which may fluctuate more in value and be more thinly traded than the general market, and foreign securities, the market values of which may be impacted by limited trading, currency exchange, political or economic instability, and other factors. The Fund is also subject to asset allocation risk, which is the risk that the subadviser's proprietary technology will yield imperfect or inaccurate asset allocation information, resulting in imperfect or inaccurate asset allocations among the Underlying Funds chosen by TAMIC. To the limited extent that Underlying Funds investing primarily in equity securities may also invest to some degree in fixed-income securities, the Fund is also subject to fixed-income securities risk, where market values move in the opposite direction of interest rates, including lower-quality fixed-income risks, where market values are subject to credit risks of issuers who may default or otherwise fail to make timely debt payments. For more information on the investments and related risks of the Fund and the Underlying Funds, see "Investment Objective, Strategies and Related Risks," the Appendix to this prospectus and the Statement of Additional Information ("SAI").

                     MODERATE-AGGRESSIVE STRATEGY PORTFOLIO
                              Goals and Investments


FUND'S OBJECTIVE:      Long-term growth of capital


KEY INVESTMENTS:       Other Investment Companies



-----------------------------------------------------------
   INVESTMENT ADVISER:      TAMIC

   SUBADVISER:              DIMA

   PORTFOLIO MANAGERS:      Robert Wang
                            Inna Okounkova
                            Christine Johnson
                            Joe Wong
-----------------------------------------------------------



SELECTION PROCESS: The Fund normally invests 100% of its total assets in other investment companies ("Underlying Funds"). The subadviser normally allocates the Fund's assets among Underlying Funds as follows:

     o 60-80% of its total assets in Underlying Funds that invest primarily in equity securities

     o 20-40% in Underlying Funds that invest primarily in fixed-income securities.

While the actual allocations will vary at any given time, the subadviser expects that over the long term they will average out to be approximately in the middle of these allocation ranges.

The Underlying Funds use a wide variety of investment styles, and the Fund generally will have exposure, indirectly through the Underlying Funds, to the equity securities of companies of various sizes. Similarly, the Fund will have indirect exposure to fixed-income securities of various types (E.G., corporate bonds, U.S. government and agency bonds, mortgage- and asset-backed securities, and money market instruments), and of various credit qualities and maturities. The Fund will have exposure mainly to the securities of U.S. issuers, but may also have some exposure to the securities of foreign issuers.

The Subadviser uses its proprietary technology to aid in allocating assets within the universe of the Underlying Funds (as identified by TAMIC, as described below) taking into consideration the Fund's investment strategy. Periodically, the Subadviser will re-evaluate asset allocations and if, based upon its proprietary technology an adjustment to the allocation is appropriate, and consistent with the Fund's investment strategy set forth herein, then the Subadviser shall reallocate assets among the Underlying Funds.

Underlying Funds may include any investment company for which TAMIC or any of its affiliates serves as investment adviser and that is offered to insurance company separate accounts. TAMIC is responsible for selecting a universe of such funds that may be used by the subadviser as Underlying Funds. The Subadviser has not approved the Underlying Funds as suitable investment options or otherwise.

PRINCIPAL RISKS: The Fund is intended to be subject to less risk than the Aggressive Portfolio, but more risk than the other Funds described in this prospectus. The Fund is most subject to equities risk, where market values may change abruptly, sometimes unpredictably. Certain of the Underlying Funds may invest in the equity securities of smaller companies, which may fluctuate more in value and be more thinly traded than the general market, and foreign securities, the market values of which may be impacted by limited trading, currency exchange, political or economic instability, and other factors. To a lesser extent, the Fund is also subject to fixed-income securities risk, where market values move in the opposite direction of interest rates, including lower-quality fixed-income risks, where market values are subject to credit risks of issuers who may default or otherwise fail to make timely debt payments. The Fund is also subject to asset allocation risk, which is the risk that the Subadviser's proprietary technology will yield imperfect or inaccurate asset allocation information, resulting in imperfect or inaccurate asset allocations among the Underlying Fund's chosen by TAMIC. For more information on the investments and related risks of the Fund and the Underlying Funds, see "Investment Objective, Strategies and Related Risks" in this prospectus and the Statement of Additional Information ("SAI").

                           MODERATE STRATEGY PORTFOLIO
                              Goals and Investments


FUND'S OBJECTIVE:      A balance between a high level of
                       current income and growth of capital,
                       with a greater emphasis on growth of
                       capital


KEY INVESTMENTS:       Other Investment Companies



-----------------------------------------------------------
   INVESTMENT ADVISER:      TAMIC

   SUBADVISER:              DIMA
   PORTFOLIO MANAGERS:      Robert Wang
                            Inna Okounkova
                            Christine Johnson
                            Joe Wong
-----------------------------------------------------------



SELECTION PROCESS: The Fund normally invests 100% of its total assets in other investment companies ("Underlying Funds"). The subadviser normally allocates the Fund's assets among Underlying Funds as follows:

     o 45-75% of its total assets in Underlying Funds that invest primarily in equity securities

     o 25-55% in Underlying Funds that invest primarily in fixed-income securities.

While the actual allocations will vary at any given time, the subadviser expects that over the long term they will average out to be approximately in the middle of these allocation ranges.

The Underlying Funds use a wide variety of investment styles, and the Fund generally will have exposure, indirectly through the Underlying Funds, to the equity securities of companies of various sizes. Similarly, the Fund will have indirect exposure to fixed-income securities of various types (E.G., corporate bonds, U.S. government and agency bonds, mortgage- and asset-backed securities, and money market instruments), and of various credit qualities and maturities. The Fund will have exposure mainly to the securities of U.S. issuers, but may also have some exposure to the securities of foreign issuers.

The Subadviser uses its proprietary technology to aid in allocating assets within the universe of the Underlying Funds (as identified by TAMIC, as described below) taking into consideration the Fund's investment strategy. Periodically, the Subadviser will re-evaluate asset allocations and if, based upon its proprietary technology an adjustment to the allocation is appropriate, and consistent with the Fund's investment strategy set forth herein, then the Subadviser shall reallocate assets among the Underlying Funds.

Underlying Funds may include any investment company for which TAMIC or any of its affiliates serves as investment adviser and that is offered to insurance company separate accounts. TAMIC is responsible for selecting a universe of such funds that may be used by the subadviser as Underlying Funds. The subadviser has not approved the Underlying Funds as suitable investment options or otherwise.

PRINCIPAL RISKS: The Fund is intended to be subject to less risk than the Aggressive Portfolio and Moderate-Aggressive Portfolio, and more risk than the Moderate-Conservative Portfolio and Conservative Portfolio. The Fund is subject to equities risk, where market values may change abruptly, sometimes unpredictably. Certain of the Underlying Funds may invest in the equity securities of smaller companies, which may fluctuate more in value and be more thinly traded than the general market, and foreign securities, the market values of which may be impacted by limited trading, currency exchange, political or economic instability, and other factors. The Fund is also subject to fixed-income securities risk, where market values move in the opposite direction of interest rates, including lower-quality fixed-income risks, where market values are subject to credit risks of issuers who may default or otherwise fail to make timely debt payments. The Fund is also subject to asset allocation risk, which is the risk that the Subadviser's proprietary technology will yield imperfect or inaccurate asset allocations among the Underlying Funds chosen by TAMIC. For more information on the investments and related risks of the Fund and the Underlying Funds, see "Investment Objective, Strategies and Related Risks," the Appendix to this prospectus and the Statement of Additional Information ("SAI").

                    MODERATE-CONSERVATIVE STRATEGY PORTFOLIO
                              Goals and Investments



FUND'S OBJECTIVE:      A balance between a high level of
                       current income and growth of capital,
                       with a greater emphasis on income


KEY INVESTMENTS:       Other Investment Companies



-----------------------------------------------------------
   INVESTMENT ADVISER:      TAMIC


   SUBADVISER:              DIMA.
   PORTFOLIO MANAGERS:      Robert Wang
                            Inna Okounkova
                            Christine Johnson
                            Joe Wong
-----------------------------------------------------------



SELECTION PROCESS: The Fund normally invests 100% of its total assets in other investment companies ("Underlying Funds"). The subadviser normally allocates the Fund's assets among Underlying Funds as follows:

       o 45-75% of its total assets in Underlying Funds that invest primarily in fixed-income securities

       o 25-55% in Underlying Funds that invest primarily in equity securities.

While the actual allocations will vary at any given time, the subadviser expects that over the long term they will average out to be approximately in the middle of these allocation ranges.

The Underlying Funds use a wide variety of investment styles, and the Fund generally will have exposure, indirectly through the Underlying Funds, to fixed-income securities of various types (E.G., corporate bonds, U.S. government and agency bonds, mortgage- and asset-backed securities, and money market instruments), and of various credit qualities and maturities. Similarly, the Fund will have indirect exposure to the equity securities of companies of various sizes. The Fund will have exposure mainly to the securities of U.S. issuers, but may also have some exposure to the securities of foreign issuers.

The Subadviser uses its proprietary technology to aid in allocating assets within the universe of the Underlying Funds (as identified by TAMIC, as described below) taking into consideration the Fund's investment strategy. Periodically, the Subadviser will re-evaluate asset allocations and if, based upon its proprietary technology an adjustment to the allocation is appropriate, and consistent with the Fund's investment strategy set forth herein, then the Subadviser shall reallocate assets among the Underlying Funds.

Underlying Funds may include any investment company for which TAMIC or any of its affiliates serves as investment adviser and that is offered to insurance company separate accounts. TAMIC is responsible for selecting a universe of such funds that may be used by the subadviser as Underlying Funds. The Subadviser has not approved the Underlying Funds as suitable investment options or otherwise.

PRINCIPAL RISKS: The Fund is intended to be subject to more risk than the Conservative Portfolio, but less risk than the other Funds described in this prospectus. The Fund is subject to fixed-income securities risk, where market values move in the opposite direction of interest rates, including lower-quality fixed-income risks, where market values are subject to credit risks of issuers who may default or otherwise fail to make timely debt payments. The Fund is also subject to equities risk, where market values may change abruptly, sometimes unpredictably. Certain of the Underlying Funds may invest in the equity securities of smaller companies, which may fluctuate more in value and be more thinly traded than the general market, and foreign securities, the market values of which may be impacted by limited trading, currency exchange, political or economic instability, and other factors. The Fund is also subject to asset allocation risk, which is the risk that the Subadviser's proprietary technology will yield imperfect or inaccurate asset allocations among the Underlying Fund's chosen by TAMIC. For more information on the investments and related risks of the Fund and the Underlying Funds, see "Investment Objective, Strategies and Related Risks," the Appendix to this prospectus and the Statement of Additional Information ("SAI").

                         CONSERVATIVE STRATEGY PORTFOLIO
                              Goals and Investments



FUND'S OBJECTIVE:      A high level of current income with
                       some consideration given to growth of
                       capital


KEY INVESTMENTS:       Other Investment Companies



-----------------------------------------------------------
   INVESTMENT ADVISER:      TAMIC

   SUBADVISER:              DIMA
   PORTFOLIO MANAGERS:      Robert Wang
                            Inna Okounkova
                            Christine Johnson
                            Joe Wong
-----------------------------------------------------------



SELECTION PROCESS: The Fund normally invests 100% of its total assets in other investment companies ("Underlying Funds"). The subadviser normally allocates the Fund's assets among Underlying Funds as follows:

       o 60-90% of its total assets in Underlying Funds that invest primarily in fixed-income securities

       o 10-40% in Underlying Funds that invest primarily in equity securities.

While the actual allocations will vary at any given time, the subadviser expects that over the long term they will average out to be approximately in the middle of these allocation ranges.

The Underlying Funds use a wide variety of investment styles, and the Fund generally will have exposure, indirectly through the Underlying Funds, to fixed-income securities of various types (E.G., corporate bonds, U.S. government and agency bonds, mortgage- and asset-backed securities, and money market instruments), and of various credit qualities and maturities. Similarly, the Fund will have indirect exposure to the equity securities of companies of various sizes. The Fund will have exposure mainly to the securities of U.S. issuers, but may also have some exposure to the securities of foreign issuers.

The Subadviser uses its proprietary technology to aid in allocating assets within the universe of the Underlying Funds (as identified by TAMIC, as described below) taking into consideration the Fund's investment strategy. Periodically, the Subadviser will re-evaluate asset allocations and if, based upon its proprietary technology an adjustment to the allocation is appropriate, and consistent with the Fund's investment strategy set forth herein, then the Subadviser shall reallocate assets among the Underlying Funds.

Underlying Funds may include any investment company for which TAMIC or any of its affiliates serves as investment adviser and that is offered to insurance company separate accounts. TAMIC is responsible for selecting a universe of such funds that may be used by the subadviser as Underlying Funds. The Subadviser has not approved the Underlying Funds as suitable investment options or otherwise.

PRINCIPAL RISKS: The Fund will generally be subject to the lowest level of risk as compared to the other Funds described in this prospectus. The Fund is most subject to fixed-income securities risk, where market values move in the opposite direction of interest rates, including lower-quality fixed-income risks, where market values are subject to credit risks of issuers who may default or otherwise fail to make timely debt payments. To a lesser extent, the Fund is subject to equities risk, where market values may change abruptly, sometimes unpredictably. Certain of the Underlying Funds may invest in the equity securities of smaller companies, which may fluctuate more in value and be more thinly traded than the general market, and foreign securities, the market values of which may be impacted by limited trading, currency exchange, political or economic instability, and other factors. The Fund is also subject to asset allocation risk, which is the risk that the Subadviser's proprietary technology will yield imperfect or inaccurate asset allocations among the Underlying Fund's chosen by TAMIC. For more information on the investments and related risks of the Fund and the Underlying Funds, see "Investment Objective, Strategies and Related Risks," the Appendix to this prospectus and the Statement of Additional Information ("SAI").

                                   PERFORMANCE

Because the Funds are new, they do not have a full calendar year of performance to report as of the date of this prospectus.


                                FEES AND EXPENSES

The fees and expenses in the tables below are what you may pay if you buy and hold shares of the Fund, and are based on the Fund's latest fiscal year. These fees and expenses do not reflect any of the fees that may be assessed under the variable contract for which this Fund is an investment option. If such fees were included, your costs would be higher. You should consult your contract prospectus or disclosure document for information on contract fees.


                                                 AGGRESSIVE     MODERATE-      MODERATE    MODERATE-        CONSERVATIVE
                                                  TRATEGY       AGGRESSIVE     STRATEGY    CONSERVATIVE     STRATEGY
                                                 PORTFOLIO      STRATEGY       PORTFOLIO   STRATEGY         PORTFOLIO
                                                                PORTFOLIO                  PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
(paid directly from your investment).........          N/A            N/A          N/A            N/A              N/A
------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)*
------------------------------------------------------------------------------------------------------------------------------
Management Fees..............................         0.15%          0.15%        0.15%          0.15%            0.15%
Distribution and Service (12b-1) Fees........         None           None          None          None             None
Other Expenses**.............................
Total Annual Fund Operating Expenses.........

--------------
 * The figures shown above do not include the Funds' share of Underlying Fund expenses. Because the Underlying Funds that each Fund invests in will vary, as will the proportion of each Fund's assets invested in each Underlying Fund, it is not possible to determine precisely the amount of Underlying Fund expenses that will be borne by the Funds. However, the total annual operating expenses of the Underlying Funds range from ___% to ___%, so the Underlying Funds expenses borne by the Funds will be somewhere in that range. The Funds have voluntary expense caps of ____%. As Total Annual Fund Operating Expenses of each Fund are expected to be under those caps, no reimbursements are currently expected.
 ** The figures shown for Other Expenses are based on estimates for the Funds' current fiscal year. [Other Expenses include a 0.06% administrative service fee each Fund pays to The Travelers Insurance Company.]

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It is based on the Total Annual Fund Operating Expenses in the table above and assumes that you invest $10,000 in the Fund for the time periods indicated, the investment has a 5% return each year and the Fund's operating expenses remain the same.

                                                1 YEAR       3 YEARS
                                               ---------    ----------
         Aggressive Portfolio                   $____         $____
         Moderate-Aggressive Portfolio
         Moderate Portfolio
         Moderate-Conservative Portfolio
         Conservative Portfolio

               INVESTMENT OBJECTIVE, STRATEGIES AND RELATED RISKS

The Funds invest in Underlying Funds subject to their investment policies, as described on pages 2-6 of this prospectus, and in the SAI. The SAI also includes a description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities. The Underlying Funds may invest in various types of securities and engage in investment techniques and strategies that may or may not be the principal focus of the Underlying Fund. Provided below is more information on the investments, practices and related risks of the Funds and the Underlying Funds. For a free copy of the SAI, see the back cover of this prospectus. No Fund guarantees that it will reach its investment objective, and an investment in a Fund may lose money. When you sell your shares they may be worth more or less than what you paid for them.

INVESTMENT OBJECTIVE        Each Fund's investment objective is not fundamental,
                            and its investment policies may be changed by the Trust's Board of Trustees ("Board") without approval of shareholders or holders of variable annuity and variable life insurance contracts. A change in a Fund's investment objective or policies may result in the Fund having a different investment objective or policies from those that a policy owner selected as appropriate at the time of investment.

EQUITIES Each Fund invests at least to some degree in Underlying Funds investing primarily in equity securities. Equity securities include common and preferred stock, warrants, rights, depositary receipts and shares, trust certificates, and real estate instruments.

                            Equities are subject to market risk. Many factors affect the stock market prices and dividend payouts of equity investments. These factors include general business conditions, investor confidence in the economy, and current conditions in a particular industry or company. Each company determines whether or not to pay dividends on common stock. Equity securities are subject to financial risks relating to the issuer's earning stability and overall financial soundness. Smaller and emerging growth companies are particularly sensitive to these factors.

GROWTH INVESTING            Some of the Underlying Funds that invest primarily
                            in equity may use a "growth" investment approach, which involves buying stocks with above-average growth rates. Typically, growth stocks are the stocks of faster growing companies in more rapidly growing sectors of the economy. Generally, growth stock valuation levels will be higher than value stocks and the market averages, and will be more volatile.

FIXED-INCOME INVESTMENTS    Each Fund except the Aggressive Portfolio will
                            invest to some degree in Underlying Funds investing primarily in fixed-income or debt securities.
                            Fixed-income securities include corporate bonds,
                            U.S. Government obligations, certificates of deposit, and short-term money market instruments.
                            Fixed-income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

                            The value of debt securities varies inversely with interest rates. This means generally that the value of these investments increases as interest rates fall and decreases as interest rates rise. Yields from short-term securities normally may be lower than yields from longer-term securities. The price of a bond is affected by the credit quality of its issuer. An issuer may not always make payments on a fixed income security. Some fixed-income securities, such as mortgage-backed securities are subject to prepayment risk, which occurs when an issuer can prepay the principal owed on a security before its maturity.

LOWER-QUALITY               Some Underlying Funds that invest in fixed-income
FIXED-INCOME SECURITIES     securities may invest in high-yield, high-risk
                            securities, commonly called "junk bonds," which are considered speculative. While generally providing greater income than investments in higher-quality securities, these lower-quality securities involve greater risk to principal and income than higher-quality securities (including the possibility of default or bankruptcy of the issuer of the security). Like other fixed-income securities, the value of high-yield securities will also fluctuate as interest rates change.

FOREIGN SECURITIES          [EACH FUND WILL GENERALLY ALLOCATE A PORTION OF ITS
INVESTMENTS                 ASSETS TO UNDERLYING FUNDS INVESTING PRIMARILY IN
                            FOREIGN SECURITIES,] and other Underlying Funds may invest in foreign securities to some degree. An investment in foreign securities involves risk in addition to those of U.S. securities, including possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. The Underlying Fund also bears "information" risk associated with the different accounting, auditing, and financial reporting standards in many foreign countries. If an Underlying Fund invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets. Foreign securities may be less liquid than U.S. securities.

DERIVATIVES AND HEDGING     Although the Funds will not use derivative contracts
                            directly, various of TECHNIQUES the Underlying Funds may use them. Derivative contracts, such as futures and options on securities, may be used for any of the following purposes:

                            o To hedge against the economic impact of adverse changes in the market value of its securities, due to changes in stock market prices or interest rates

                            o       As a substitute for buying or selling
                                    securities

                            o       To enhance return

                            o Forward foreign currency contracts may be used to hedge against foreign currency exposure

                            Even a small investment in derivative contracts can have a big impact on an Underlying Fund's stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain when stock prices, currency rates or interest rates are changing. For a more complete description of derivative and hedging techniques and their associated risks, please refer to the SAI.


NON-DIVERSIFICATION         The Funds are classified as "non-diversified", which
                            means that a

                            Fund can invest a higher percentage of its assets in any one issuer than a diversified fund can. Being non-diversified may magnify the Fund's losses from adverse events affecting a particular issuer. Currently, however, the Funds are actually managed as diversified funds, in that they invest only in Underlying Funds and certain other instruments that are not subject to the limits on investment in a single issuer. In the future, the Funds may, if they receive an exemption from the SEC permitting them to do so, make investments in certain "derivative" instruments. The Funds' investments in these instruments may result in the Funds being managed as non-diversified funds.

OTHER RISK FACTORS

SELECTION                   RISK Fund investors are subject to selection risk in
                            that a strategy used, or stock selected, may fail to have the desired effect. Specifically, stocks believed to show potential for capital growth may not achieve that growth. Strategies or instruments used to hedge against a possible risk or loss may fail to protect against the particular risk or loss.

TEMPORARY DEFENSIVE         Each Fund may depart from its principal investment
POSITION                    strategy in response to adverse market, economic or
                            political conditions by taking a temporary defensive position by investing all or a substantial part of its assets in debt securities including lower-risk debt securities, and money market instruments. If a Fund takes a temporary defensive position, it may be unable to achieve its investment goal.

PORTFOLIO TURNOVER          Each Fund may frequently rebalance its Underlying
                            Fund holdings to assure that it stays close to its target asset allocation. Therefore, each Fund may sell shares of Underlying Funds regardless of how long they have been held. The Funds will not incur transaction costs when buying and selling shares of Underlying Funds.

                            An Underlying Fund may actively trade portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Underlying Fund to have an increased portfolio turnover rate, which increases the Underlying Fund's transaction costs and may have an adverse impact on the performance of the Fund and Underlying Fund.


                                   MANAGEMENT

INVESTMENT ADVISER

TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY LLC ("TAMIC") provides investment advice and, in general, supervises the management and investment program for the Funds. TAMIC employs a subadviser to manage each Funds' daily investment operations, subject to the supervision of the Board of Trustees and TAMIC.

TAMIC is a registered investment adviser that was incorporated in 1978. Its principal offices are located at 242 Trumbull Street, Hartford, Connecticut, and it is an indirect wholly owned subsidiary of Citigroup Inc. TAMIC also acts as an investment adviser or subadviser for:

       o   other investment companies used to fund variable products

       o   individual and pooled pension and profit-sharing accounts

       o domestic insurance companies affiliated with The Travelers Insurance Company (which is affiliated with TAMIC)

       o   nonaffiliated insurance companies

Each Fund will pay TAMIC for its services for the Fund an annual fee at the rate of 0.15% of the first $100 million of Fund's average daily net assets, 0.10% of the average daily net assets between $100 million and $500 million, and 0.05% of the average daily net assets over $500 million.

On January 31, 2005, Citigroup Inc. ("Citigroup") announced that it has reached an agreement with MetLife, Inc. ("MetLife") to sell Citigroup's life insurance and annuity businesses ("Travelers Life & Annuity") to MetLife. As part of this transaction, Travelers Asset Management International Company LLC ("TAMIC"), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of MetLife. TAMIC is the investment adviser to the Funds.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. The transaction is expected to close this summer.

In connection with this transaction, the Trust's Board of Trustees will be asked to approve new investment advisory and administrative services contracts, and, to the extent required by law, variable annuity and variable life contract owners, who beneficially own the shares of the funds, will be asked to approve new investment advisory agreements.

THE SUBADVISER AND PORTFOLIO MANAGERS

The subadviser is Deutsche Investment Management Americas Inc. ("DIMA"), 345 Park Avenue, New York, NY. TAMIC pays the entire amount of its investment advisory fee for the Funds to DIMA. DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Robert Wang, Christine M. Johnson, Inna Okounkova and Joe Wong have been responsible for the Funds since their inception in May 2005. Mr. Wang, Managing Director, joined DIMA in 1995 as a Senior Fixed Income Portfolio Manager, after 13 years of prior investment experience. Ms. Johnson, CFA, Director, joined DIMA in 1993, as a Senior Consultant in the Asset Consulting group and a Performance Analyst. Ms. Okounkova, Director, joined DIMA in 1999 as a quantitative Analyst, becoming an Associate Portfolio Manager in 2001. Mr. Wong, CFA, Vice President, joined DIMA in 1997 as a quantitative Analyst, after 5 years of prior experience as a quantitative Analyst. The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds.

                      TRANSFER AGENT AND FUND ADMINISTRATOR

TRANSFER AGENT

Citicorp Trust Bank, fsb, a subsidiary of Citigroup, serves as the Fund's transfer agent ("transfer agent"). The transfer agent has entered into a sub-transfer agency agreement with PFPC Inc. to serve as the Fund's sub-transfer agent and perform certain recordkeeping and accounting services.

RECENT DEVELOPMENTS

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (SEC) has notified Citigroup Asset Management (CAM), the Citigroup business unit that includes the Funds' investment manager and other investment advisory companies; Citicorp Trust Bank
(CTB), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor's business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made. As previously disclosed, CAM has already paid the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM's initiation and operation of, and compensation for, the transfer agent business and CAM's retention of, and agreements with, the subcontractor.

The Travelers Life & Annuity Company ("TL&A") and CAM reviewed the adequacy and accuracy of the disclosure provided to the TL&A fund boards at the time the revised transfer agency arrangement was discussed with the boards and concluded that the transfer agency fees paid by the funds that did not have expense caps in effect to CTB for the period from June 1,1999 to August 23, 2004 should be reimbursed with interest to the funds. The reimbursement occurred on November 1, 2004.

Citigroup is cooperating fully in the SEC's investigation and is seeking to resolve the matter in discussions with the SEC Staff. On January 20, 2005, Citigroup stated that it had established an aggregate reserve of $196 million ($25 million in the third quarter of 2004 and $171 million in the fourth quarter of 2004) related to its discussions with the SEC Staff. Settlement negotiations are ongoing and any settlement of this matter with the SEC will require approval by the Citigroup Board and acceptance by the Commission.

Unless and until any settlement is consummated, there can be no assurance that any amount reserved by Citigroup will be distributed. Nor is there at this time any certainty as to how the proceeds of any settlement would be distributed, to whom any such distribution would be made, the methodology by which such distribution would be allocated, and when such distribution would be made.

Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Funds.

FUND ADMINISTRATOR

[ADDRESS ADMINISTRATION AT FUND-OF-FUND VS. UNDERLYING FUND LEVEL]

The Travelers Insurance Company ("TIC") serves as the Fund's administrator. TIC has entered into a sub-administrative service agreement with Smith Barney Fund Management LLC ("SBFM"), an indirect wholly-owned subsidiary of Citigroup, to perform the Fund's pricing and bookkeeping services.

                      SHAREHOLDER TRANSACTIONS AND PRICING

Fund shares are currently sold only to insurance company separate accounts in connection with the variable annuity and variable life insurance contracts issued by The Companies. The term "shareholder" as used in this prospectus refers to any insurance company separate account that may use Fund shares as a funding option now or in the future. Fund shares are not sold to the general public. Fund shares are sold on a continuing basis without a sales charge at the net asset value next computed after [THE FUNDS' CUSTODIAN] receives payment. The separate accounts to which shares are sold, however, may impose sales and other charges, as described in the appropriate contract prospectus.

Each Fund currently issues only one class of shares. All shares of a Fund participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued for the consideration described in the prospectus, shares are fully paid and nonassessable by the Funds. Shares are redeemable, transferable and freely assignable as collateral. (See the separate account prospectus for a discussion of voting rights applicable to purchasers of variable annuity and variable life insurance contracts.)

PRICING OF FUND SHARES

The offering price of Fund shares is the net asset value ("NAV") of a single share. Normally NAV is computed as of the close of regular trading (generally, 4:00 p.m. Eastern time) each day the New York Stock Exchange ("Exchange") is open. NAV is calculated by adding the value of a Fund's investments, cash and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding. The assets of each Fund consist primarily of shares of the Underlying Funds, which are valued at their respective NAVs. Therefore, the price of the Funds is determined based on the NAV per share of the Underlying Funds.

The Underlying Funds' assets are valued primarily based on market value. For securities traded on an exchange, the market value is determined by the closing sale or official closing price on that exchange. For securities that are not exchange traded, or exchange closing prices are unavailable, the market value is typically determined by third party pricing services using a variety of pricing techniques and methodologies. Additionally, if the pricing services are unable to supply a price, or a price is deemed to be unreliable, the value may be determined based on quotations received from one or more brokers/dealers that make a market in the security. Short-term money market instruments with remaining maturities of sixty days or less are valued using the amortized-cost method. This method approximates market value and minimizes the effect of changes in a security's market value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded; the value is then converted into U.S. dollars from the local currency.

In cases where market prices or quotations are not readily available or are deemed unreliable, or if a significant event has occurred between the time at which a market price is determined and the time at which an Underlying Fund's NAV is calculated, an asset may be valued at "fair value" as determined in good faith in accordance with procedures adopted by the Underlying Fund's Board of Trustees ("Board"). In particular, the value of foreign securities may be materially affected by events occurring after the close of the market used to determine the securities' value, but before the Underlying Fund's NAV is calculated. The Underlying Funds use a fair value model developed by a pricing service to value foreign securities on days when there has been more than a certain percentage change in the value of a domestic equity security index. Such percentage may be changed from time to time.

The use of fair value to price securities involves greater reliance on judgment than pricing securities based on readily available market quotations. When an Underlying Fund uses fair value to price securities, it may value those securities higher or lower than another fund using market quotations or its own fair value method. Additionally, there can be no assurance that the Underlying Fund will be able to obtain the fair value assigned to a security upon the sale of that security.

Foreign markets may be open on days when U.S. markets are closed. Accordingly, the value of foreign securities owned by an Underlying Fund could change on days when you cannot purchase or redeem shares of the Fund.

PURCHASES AND REDEMPTIONS

Owners of variable annuity or variable life insurance contracts should follow the purchase and redemption procedures described in your contract prospectus. The following is general information with regard to purchases and redemptions of Fund shares by insurance company separate accounts.

Fund shares are purchased and redeemed at the NAV next determined after the Fund receives a purchase or redemption order. NAVs are adjusted for fractions of a cent. Upon redemption, a shareholder may receive more or less than the amount paid at the time of purchase, depending upon changes in the value of the Fund's investment portfolio between purchase and redemption.

Each Fund computes its NAV for purchases and redemptions as of the close of the Exchange ON THE DAY THAT THE FUND HAS RECEIVED ALL PROPER DOCUMENTATION FROM THE SHAREHOLDER. Redemption proceeds are normally wired or mailed either the same or the next business day, but not more than seven days later.

Each Fund retains the right to refuse a purchase order. The Funds may temporarily suspend the redemption rights or postpone payments when the Exchange is closed (other than on weekends and holidays), when trading on the Exchange is restricted, or when permitted by the SEC.

EXCESSIVE TRANSACTIONS

Frequent purchases and sales of Fund or Underlying Fund shares resulting from purchase, exchange or withdrawal transactions by certain owners of variable annuity and variable life insurance contracts ("contract owners") may harm other contract owners in various ways. These include: (1) dilution of the interests of long-term contract owners where frequent traders attempt to take advantage of market fluctuations that are not fully reflected in the Fund's or Underlying Fund's NAV; (2) disruption of ordinary portfolio management, such as by necessitating that the Fund or Underlying Fund maintain a cash level higher than would otherwise be necessary or that the Fund or Underlying Fund sell securities prematurely or at inopportune times in order to generate cash to meet redemption requests; and (3) increased Fund and Underlying Fund costs, such as brokerage commissions.

However, the Funds' shares are offered exclusively to separate accounts of the Companies, and the Funds generally have little or no access to the transaction records of individual contract owners whose assets are invested in the separate accounts. Nonetheless, the Trust's Board of Trustees has adopted policies and procedures to discourage frequent trading while taking these circumstances into account. Specifically, the policies and procedures require that the Funds request written certifications from each Company at least annually specifying that: (1) the Company has instituted policies and procedures reasonably designed to detect and deter the use of the separate accounts for frequent trading; (2) the Company's policies and procedures address the level of trading that will be considered excessive and the Company monitors contract owner transactions to identify excessive trading; and (3) the Company applies such procedures uniformly. Furthermore, certain Underlying Funds may be offered to separate accounts of insurance companies other than the Companies, and the Funds may not be in a position to take steps to discourage frequent trading by contract owners of such other companies.

The applicable variable annuity or variable life insurance contract prospectus contains a more detailed description of the Companies' policies and procedures with respect to frequent trading. There is significant risk that the policies and procedures of the Funds and the Companies will prove ineffective and that excessive trading in Fund shares will occur. The Funds may alter their policies and procedures at any time without prior notice to shareholders or contract owners.

                 TAX CONSEQUENCES OF DIVIDENDS AND DISTRIBUTIONS

Capital gains and dividends are reinvested in additional Fund shares, without a sales charge. Each Fund expects that Fund shares will be held under a variable annuity or variable life insurance contract. Under current tax law, distributions that are left to accumulate in the variable annuity or life insurance contract are not subject to federal income tax until they are withdrawn from the contract. Contract purchasers should review the accompanying contract prospectus for a discussion of the tax treatment applicable to variable annuity or variable life insurance contracts.

Each Fund intends to make distributions of income and capital gains in order to qualify each year as a regulated company under Subchapter M of the Internal Revenue Code. Further, the Funds intend to meet certain diversification requirements applicable to mutual funds underlying variable insurance products.

                              FINANCIAL HIGHLIGHTS

Because the Funds had not yet commenced operations as of the date of this Prospectus, no financial highlights information is available for any Fund.

                            AGGRESSIVE STRATEGY FUND
                        MODERATE-AGGRESSIVE STRATEGY FUND
                             MODERATE STRATEGY FUND
                       MODERATE-CONSERVATIVE STRATEGY FUND
                           CONSERVATIVE STRATEGY FUND

Investors who want more information about the Funds can obtain the SAI that provides more detailed information on a number of topics and is made a part of this prospectus. Additional information about the Funds' investments will be available in its annual and semi-annual reports to shareholders. The Funds' annual report will provide a discussion of the market conditions and investment strategies that particularly impacted the Funds' performance over the past fiscal year. These documents are free of charge. Because the Funds had not yet commenced operations as of the date of this Prospectus, they have not yet delivered an annual or semi-annual report. It is expected that the Funds' first report (for the semi-annual period ended June 30, 2005) will be available in late August, 2005.

To obtain a copy of the SAI or an annual or semi-annual report, or ask other questions about the Funds, do one of the following:


 -------------------------------------------------------------------------------
                             CALL -- 1-800-842-9368
 -------------------------------------------------------------------------------
   WRITE -- TRAVELERS & AND ANNUITY, P.O. BOX 990009, HARTFORD, CT 06199-0009
 -------------------------------------------------------------------------------
      ACCESS THE EDGAR DATABASE ON THE SEC'S WEBSITE -- HTTP://WWW.SEC.GOV
 -------------------------------------------------------------------------------

Investors may also review or copy the above referenced documents at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the reference room may be obtained by calling the SEC at 1-202-942-8090. These documents may also be obtained, for a duplicating fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102, or by sending an e-mail request to PUBLICINFO@SEC.GOV. The Funds' SAI and shareholder reports are not available on a website because the Funds do not currently maintain a consumer website as Fund shares are only offered to separate accounts of the insurance companies listed on the cover.

(1940 Act # 811-3429)

L-                                                                      May 2005

                                     PART B

          INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

                       STATEMENT OF ADDITIONAL INFORMATION

                           THE TRAVELERS SERIES TRUST

                        CONVERTIBLE SECURITIES PORTFOLIO
                       DISCIPLINED MID CAP STOCK PORTFOLIO
                             EQUITY INCOME PORTFOLIO
                         FEDERATED HIGH YIELD PORTFOLIO
                            FEDERATED STOCK PORTFOLIO
                               LARGE CAP PORTFOLIO
                     MONDRIAN INTERNATIONAL STOCK PORTFOLIO
                (FORMERLY, LAZARD INTERNATIONAL STOCK PORTFOLIO)
                          MFS EMERGING GROWTH PORTFOLIO
                          MFS MID CAP GROWTH PORTFOLIO
                               MFS VALUE PORTFOLIO
                        MERCURY LARGE CAP CORE PORTFOLIO
               (FORMERLY, MERRILL LYNCH LARGE CAP CORE PORTFOLIO)
                             PIONEER FUND PORTFOLIO
                        SOCIAL AWARENESS STOCK PORTFOLIO
                        TRAVELERS QUALITY BOND PORTFOLIO
                      U.S. GOVERNMENT SECURITIES PORTFOLIO
                  ZERO COUPON BOND FUND PORTFOLIO (SERIES 2005)
                         PIONEER MID CAP VALUE PORTFOLIO
                          [SMALL CAP GROWTH PORTFOLIO]
                           [SMALL CAP VALUE PORTFOLIO]
                         CONSERVATIVE STRATEGY PORTFOLIO
                           MODERATE STRATEGY PORTFOLIO
                    MODERATE-CONSERVATIVE STRATEGY PORTFOLIO
                      MODERATE-AGGRESSIVE STRATEGYPORTFOLIO
                         AGGRESSIVE STRAETEGY PORTFOLIO

                                  May [ ], 2005

This Statement of Additional Information ("SAI") is not a prospectus. Investors should read this SAI with the applicable The Travelers Series Trust's prospectus dated May 1, 2005, and the 2004 annual shareholder report. This SAI is incorporated by reference into the prospectus and is legally a part of the prospectus. Investors may obtain a free copy of the prospectus and annual shareholder report by writing or calling us at:

                         The Travelers Insurance Company
                                Annuity Services
                                  One Cityplace
                           Hartford, Connecticut 06103
                      Phone number 800-842-9368 (toll free)

or by accessing the Securities and Exchange Commission's website at http://www.sec.gov.

                                TABLE OF CONTENTS

Fund History.............................................................
Investment Objectives, Policies, Risks and Certain Restrictions..........
Investment Restrictions..................................................
Valuation and Pricing....................................................
Distributions............................................................
Trustees and Officers....................................................
Code of Ethics...........................................................
Declaration of Trust.....................................................
Investment Advisory Services.............................................
Redemptions in Kind......................................................
Brokerage................................................................
Portfolio Turnover Rate..................................................
Fund Administration......................................................
Shareholder Rights.......................................................
Federal Tax Status of the Funds..........................................
Performance..............................................................
Disclosure of Portfolio Holdings
Financial Statements.....................................................
Additional Information...................................................
Appendix A Ratings.......................................................    A-1
Appendix B Proxy Voting Policies and Procedures..........................    B-1

                                  FUND HISTORY

The Travelers Series Trust is registered with the Securities and Exchange Commission ("SEC"), as an open-end management investment company, and is organized as a business trust under the laws of the Commonwealth of Massachusetts.

         INVESTMENT OBJECTIVES, POLICIES, RISKS AND CERTAIN RESTRICTIONS

An Agreement and Declaration of Trust dated October 11, 1991 (the "Declaration of Trust") authorizes the Board of Trustees ("Board") to divide the Trust's shares into two or more series related to separate investment portfolios ("Funds") and further allows the Board to establish additional series at any time.

The Trust is currently divided into multiple Funds, each with its own investment objective, policies and restrictions. Each Fund, except MFS Mid Cap Growth Portfolio, Conservative Strategy Portfolio, Moderate Strategy Portfolio, Moderate-Conservative Strategy Portfolio, Moderate-Aggressive Strategy Portfolio, and Aggressive Portfolio, is diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). There can be no assurance that a Fund will achieve its investment objective.

Each Fund's investment objective and, unless noted as fundamental, its investment policies may be changed by the Board without approval of shareholders or holders of variable annuity and variable life insurance contracts. A change in a Fund's investment objective or policies may result in the Fund having a different investment objective or policies from those that an owner selected as appropriate at the time of investment.

This SAI supplements the information contained in, and should be read with, The Travelers Series Trust's prospectuses dated May [ ], 2005 and the 2004 annual shareholder reports.

Listed below for quick reference are the other types of investments that each Fund may make and its investment techniques. Any investments, policies and restrictions generally are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances. More detailed information about the Funds' investments and investment techniques follows the chart.

                                               CONVERTIBLE
                                                SECURITIES     DISCIPLINED      EQUITY        FEDERATED     FEDERATED
INVESTMENT TECHNIQUE                            PORTFOLIO        MID CAP        INCOME       HIGH YIELD       STOCK
------------------------                       -------------  -------------- -------------- -------------- -------------
   Affiliated Bank Transactions                                                    X
   American Depositary Receipts                     X                              X              X             X
   Asset-Backed Mortgage Securities                 X                              X              X             X
   Bankers' Acceptances                             X               X              X              X             X
   Buying Put and Call Options                      X               X              X              X             X
   Certificates of Deposit                          X               X              X              X             X
   Commercial Paper                                 X               X              X              X             X
   Convertible Securities                           X                              X              X             X
   Corporate Asset-Backed Securities                X                              X              X             X
   Debt Securities                                  X               X              X              X             X
   Emerging Market Securities                       X                              X              X             X
   Equity Securities                                X               X              X              X             X
   Floating & Variable Rate Instruments             X               X              X              X             X
   Foreign Securities                               X                              X              X             X
   Forward Contracts on Foreign Currency                                           X              X
   Futures Contracts                                X               X              X              X             X
   High-Yield, High-Risk Bonds                                                     X              X             X
   Illiquid Securities                              X               X              X              X             X
   Indexed Securities                               X                              X              X
   Index Futures Contracts                          X               X              X                            X
   Investment Company Securities                    X               X              X              X             X
   Investment in Unseasoned Companies               X               X              X              X             X
   Lending Portfolio Securities                     X               X              X              X             X
   Letters of Credit                                X               X              X              X             X
   Loan Participations                                                             X              X             X
   Options on Foreign Currencies                                                   X              X
   Options on Index Futures Contracts               X               X              X                            X
   Options on Stock Indices                                         X              X                            X
   Options on Securities                                                                          X
   Other Direct Indebtedness                                                       X              X             X
   Real Estate-Related Instruments                  X               X              X              X             X
   Repurchase Agreements                            X               X              X              X             X
   Reverse Repurchase Agreements                    X               X              X              X             X
   Short Sales "Against the Box"                    X                              X              X             X
   Short-Term Money Market Instruments              X               X              X              X             X
   Swap Agreements                                                                 X              X
   Temporary Bank Borrowing                         X               X              X              X             X
   U.S. Government Securities                       X               X              X              X             X
   Variable Amount Master Demand Notes              X               X              X              X             X
   When-Issued & Delayed Delivery Securities        X               X              X              X             X
   Writing Covered Call Options                     X               X              X              X             X

                                                              MONDRIAN          MFS
                                                            INTERNATIONAL      MID CAP          MFS
INVESTMENT TECHNIQUE                         LARGE CAP         STOCK           GROWTH          VALUE
--------------------------                  -------------   -------------   -------------   -------------
   Affiliated Bank Transactions                  X
   American Depositary Receipts                  X               X               X               X
   Asset-Backed Mortgage Securities              X               X                               X
   Bankers' Acceptances                          X               X               X               X
   Buying Put and Call Options                   X               X               X               X
   Certificates of Deposit                       X               X               X               X
   Commercial Paper                              X               X               X               X
   Convertible Securities                        X               X               X               X
   Corporate Asset-Backed Securities             X                                               X
   Debt Securities                               X               X               X               X
   Emerging Market Securities                    X               X               X               X
   Equity Securities                             X               X               X               X
   Floating & Variable Rate Instruments          X               X               X               X
   Foreign Securities                            X               X               X               X
   Forward Contracts on Foreign Currency         X               X               X               X
   Futures Contracts                             X               X               X               X
   High-Yield, High-Risk Bonds                   X                               X               X
   Illiquid Securities                           X               X               X               X
   Indexed Securities                            X               X                               X
   Index Futures Contracts                       X               X               X               X
   Investment Company Securities                 X               X               X               X
   Investment in Unseasoned Companies            X               X               X               X
   Lending Portfolio Securities                  X               X               X               X
   Letters of Credit                             X               X               X               X
   Loan Participations                           X                                               X
   Options on Foreign Currencies                 X               X               X               X
   Options on Index Futures Contracts            X               X               X               X
   Options on Stock Indices                      X               X               X               X
   Other Direct Indebtedness                     X                                               X
   Real Estate-Related Instruments               X               X               X               X
   Repurchase Agreements                         X               X               X               X
   Reverse Repurchase Agreements                 X               X               X
   Short Sales "Against the Box"                 X               X                               X
   Short-Term Money Market Instruments           X               X               X               X
   Swap Agreements                               X               X                               X
   Temporary Bank Borrowing                      X               X               X               X
   U.S. Government Securities                    X               X               X               X
   Variable Amount Master Demand Notes           X               X               X               X
   When-Issued & Delayed Delivery
     Securities                                  X               X               X               X
   Writing Covered Call Options                  X               X               X               X

                                            MERCURY       SOCIAL       TRAVELERS       U.S.       PIONEER        ZERO
                                            LARGE        AWARENESS      QUALITY       GOV'T        FUND       COUPON BOND
INVESTMENT TECHNIQUE                        CAP CORE       STOCK          BOND      SECURITIES   PORTFOLIO    SERIES 2005
-----------------------                    ----------  ------------    ----------   -----------  ----------   ------------
   Affiliated Bank Transactions
   American Depositary Receipts                X            X              X                         X             X
   Asset-Backed Mortgage Securities            X                           X            X            X             X
   Bankers' Acceptances                        X                           X            X            X             X
   Buying Put and Call Options                 X            X                           X            X             X
   Certificates of Deposit                     X            X              X            X            X             X
   Commercial Paper                            X            X              X            X            X             X
   Convertible Securities                      X            X              X                         X             X
   Corporate Asset-Backed Securities                                       X                         X             X
   Debt Securities                             X            X              X            X            X             X
   Emerging Market Securities                  X            X                                        X             X
   Equity Securities                           X            X              X                         X             X
   Floating & Variable Rate Instruments        X            X              X            X            X             X
   Foreign Securities                          X            X              X                         X             X
   Forward Contracts on Foreign
     Currency                                  X            X                                        X
   Futures Contracts                           X            X              X            X            X             X
   High-Yield, High-Risk Bonds                 X                           X                         X
   Illiquid Securities                         X            X              X            X            X             X
   Indexed Securities                          X            X              X                         X
   Index Futures Contracts                     X            X              X            X            X             X
   Investment Company Securities               X            X              X            X            X             X
   Investment in Unseasoned Companies          X            X              X                         X             X
   Lending Portfolio Securities                X            X              X            X            X
   Letters of Credit                           X            X              X            X            X
   Loan Participations                                                                               X
   Options on Foreign Currencies               X            X                                        X
   Options on Index Futures Contracts          X            X              X            X            X             X
   Options on Stock Indices                    X            X                                        X
   Other Direct Indebtedness                   X
   Real Estate-Related Instruments             X            X              X            X            X             X
   Repurchase Agreements                       X            X              X            X            X             X
   Reverse Repurchase Agreements                            X              X            X            X
   Short Sales "Against the Box"               X            X                                        X
   Short-Term Money Market Instruments         X            X              X            X            X             X
   Swap Agreements                                                                                   X
   Temporary Bank Borrowing                    X            X              X            X            X             X
   U.S. Government Securities                  X            X              X            X            X             X
   Variable Amount Master Demand Notes         X            X              X            X            X             X
   When-Issued & Delayed Delivery
     Securities                                X            X              X            X            X             X
   Writing Covered Call Options                X            X                           X            X             X

                                              --------------  ------------------------------
                                               PIONEER MID     [SMALL CAP       [SMALL CAP
                                                CAP VALUE        GROWTH           VALUE
                                                PORTFOLIO      PORTFOLIO]       PORTFOLIO]
                                              --------------  ------------------------------
   Affiliated Bank Transactions
   American Depositary Receipts                     X              X                X
   Asset-Backed Mortgage Securities
   Bankers' Acceptances
   Buying Put and Call Options                      X              X                X
   Certificates of Deposit                          X
   Commercial Paper
   Convertible Securities                           X              X                X
   Corporate Asset-Backed Securities
   Debt Securities                                  X              X                X
   Emerging Market Securities                       X
   Equity Securities                                X              X                X
   Floating & Variable Rate Instruments
   Foreign Securities                               X              X                X
   Forward Contracts on Foreign Currency            X              X                X
   Futures Contracts                                X              X                X
   High-Yield, High-Risk Bonds
   Illiquid Securities                              X              X                X
   Indexed Securities                               X              X                X
   Index Futures Contracts                          X              X                X
   Investment Company Securities
   Investment in Unseasoned Companies               X              X                X
   Lending Portfolio Securities                     X              X                X
   Letters of Credit
   Loan Participations
   Options on Foreign Currencies                    X              X                X
   Options on Index Futures Contracts               X              X                X
   Options on Stock Indices                         X              X                X
   Options on Securities                            X              X                X
   Other Direct Indebtedness                        X              X                X
   Real Estate-Related Instruments                  X
   Repurchase Agreements                            X              X                X
   Reverse Repurchase Agreements
   Short Sales "Against the Box"
   Short-Term Money Market Instruments              X              X                X
   Swap Agreements
   Temporary Bank Borrowing
   U.S. Government Securities                       X              X                X
   Variable Amount Master Demand Notes
   When-Issued & Delayed Delivery
     Securities                                     X              X                X
   Writing Covered Call Options                     X              X                X

The Conservative Strategy Portfolio, Moderate Strategy Portfolio, Moderate-Conservative Strategy Portfolio, Moderate-Aggressive Strategy Portfolio and Aggressive Strategy Portfolio invest in the securities of other investment companies ("Underlying Funds") and cash, or cash equivalent instruments. The Underlying Funds may invest in some or all of the investments and use some or all of the investment techniques described in this SAI.

The following section explains more about the investments and investment techniques listed above. It also includes a brief discussion about the specific risks associated with a particular investment or investment technique.

SHORT-TERM MONEY MARKET INSTRUMENTS. Certain Funds, may at any time invest funds awaiting investment or held as reserves for the purposes of satisfying redemption requests, payment of dividends or making other distributions to shareholders, in cash and short-term money market instruments. Short-term money market instruments are those with remaining maturities of 397 days or less and may include (i) short-term U.S. Government Securities and, short-term obligations of foreign sovereign governments and their agencies and instrumentalities, (ii) interest bearing savings deposits on, and certificates of deposit and bankers' acceptances of, United States and foreign banks, (iii) commercial paper of U.S. or of foreign issuers rated A-1 or higher by S&P or Prime-1 by Moody's, issued by companies which have an outstanding debt issue rated AA or higher by S&P or Aa or higher by Moody's or, if not rated, determined by the Investment Subadviser to be of comparable quality to those rated obligations which may be purchased by the Portfolios.

CERTIFICATES OF DEPOSIT. Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate can usually be traded in the secondary market prior to maturity.

Certificates of deposit are limited to U.S. dollar-denominated certificates of U.S. banks that have at least $1 billion in deposits as of the date of their most recently published financial statements (including foreign branches of U.S. banks, U.S. branches of foreign banks that are members of the Federal Reserve System or the Federal Deposit Insurance Corporation, and savings and loan associations that are insured by the Federal Deposit Insurance Corporation).

The Funds do not acquire time deposits or obligations issued by the International Bank for Reconstruction and Development, the Asian Development Bank or the Inter-American Development Bank. Additionally, the Funds do not currently intend to purchase such foreign securities (except to the extent that certificates of deposit of foreign branches of U.S. banks may be deemed foreign securities) or purchase certificates of deposit, bankers' acceptances or other similar obligations issued by foreign banks.

OBLIGATIONS OF FOREIGN BRANCHES OF U.S. BANKS. The obligations of foreign branches of U.S. banks may be general obligations of the parent bank as well as of the issuing branch. They also may be limited by the terms of a specific obligation and by government regulation. Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, if evidences of ownership of such securities are held outside the U.S., a Fund is subject to the risks associated with the holding of such property overseas. Various provisions of federal law governing domestic branches do not apply to foreign branches of domestic banks.

OBLIGATIONS OF U.S. BRANCHES OF FOREIGN BANKS. Obligations of U.S. branches of foreign banks may be general obligations of the parent bank as well as of the issuing branch. They also may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office. In addition, there may be less publicly available information about an U.S. branch of a foreign bank than about a domestic bank.

BANKERS' ACCEPTANCES. Bankers' acceptances in which a Fund may invest are issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by the bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset, or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less. Bankers' acceptances acquired by certain Funds must have been accepted by U.S. Commercial banks, including foreign branches of U.S. commercial banks, having total deposits at the time of purchase in excess of $1 billion and must be payable in U.S. dollars.

COMMERCIAL PAPER. Commercial paper is short-term unsecured promissory notes issued by corporations to finance their short-term credit needs. Commercial paper is usually issued with a maturity of not more than nine months. The Funds' investments in commercial paper are limited to those rated in the top two categories. See the Appendix for information with respect to ratings for commercial paper, as well as other debt and equity securities.

U.S. GOVERNMENT SECURITIES. As used in this SAI, "U.S. government securities" include securities issued by the U.S. Government, its agencies, instrumentalities and government-sponsored enterprises. U.S. government securities include a variety of Treasury securities that differ only in their interest rates, initial maturities and dates of issuance. Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of greater than ten years at the date of issuance.

U.S. government securities include direct obligations of the U.S. Treasury and securities issued or guaranteed by the Federal Housing Administration, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association, Federal Home Loan Mortgage Corporation, The Tennessee Valley Authority, Student Loan Marketing Association and Federal National Mortgage Association.

Some U.S. government securities, such as Treasury bills and Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S.; others, such as securities of Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; still others, such as bonds issued by the Federal National Mortgage Association, a private corporation, are supported only by the credit of the government-sponsored enterprise. Because the U.S. Government is not obligated by law to provide support to an instrumentality or government-sponsored enterprise, a Fund will invest in those U.S. government securities only when the Fund's investment adviser, or sub-adviser, determines that the credit risk with respect to the instrumentality or enterprise does not make its securities unsuitable investments. U.S. government securities will not include international agencies or instrumentalities in which the U.S. Government, its agencies, instrumentalities or government-sponsored enterprises participate, such as the World Bank, the Asian Development Bank or the Inter-American Development Bank, or issues insured by the Federal Deposit Insurance Corporation.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Certain Funds may, from time to time, purchase new-issue government or agency securities on a "when-issued," "delayed-delivery," or "to-be-announced" basis ("when-issued securities"). The prices of such securities are fixed at the time the commitment to purchase is made and may be expressed in either dollar-price or yield- maintenance terms. Delivery and payment may be at a future date beyond customary settlement time. It is certain Funds' customary practice to make when-issued purchases for settlement no more than 90 days beyond the commitment date.

The commitment to purchase a when-issued security may be viewed as a senior security, which is marked to market and reflected in the Fund's net asset value daily from the commitment date. While the adviser or subadviser intends for the Fund to take physical delivery of these securities, offsetting transactions may be made prior to settlement, if it is advantageous to do so. A Fund does not make payment or begin to accrue interest on these securities until settlement date. To invest its assets pending settlement, a Fund normally invests in short-term money market instruments and other securities maturing no later than the scheduled settlement date.

The Funds do not intend to purchase when-issued securities for speculative or "leverage" purposes. Consistent with Section 18 of the 1940 Act and the position of the SEC thereunder, when a Fund commits to purchase a security on a when-issued basis, the adviser or subadviser identifies and places in a segregated account high-grade money market instruments and other liquid securities equal in value to the purchase cost of the when-issued securities.

The adviser and subadvisers believe that purchasing securities in this manner can be advantageous to the Funds. However, this practice entails certain additional risks, including the default of the counterparty on its obligations to deliver the security as scheduled. In this event, a Fund would experience a gain or loss equal to the appreciation or depreciation in value from the commitment date. The adviser and subadvisers employ a rigorous credit quality procedure in determining the counterparties to deal with in purchasing when-issued securities and, in some circumstances, require the counterparty to post cash or some other form of security as margin to protect the value of the delivery obligation pending settlement. In addition, when-issued transactions will expose a Fund to the risk of fluctuations in the value of the securities it has committed to purchase.

FLOATING AND VARIABLE RATE INSTRUMENTS: Obligations that have a floating or variable rate of interest bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. Certain of these obligations may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Each Fund limits its purchases of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase. The advisers or subadvisers monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. Each Funds' right to obtain payment at par on a demand instrument can be affected by events occurring between the date the Funds elect to demand payment and the date payment is due. Those events may affect the ability of the issuer of the instrument to make payment when due, except when such demand instruments permit same-day settlement. To facilitate settlement, these same-day demand instruments may be held in book entry form at a bank other than the Funds' custodian, subject to a subcustodian agreement approved by the Fund between that bank and the Funds' custodian.

The floating and variable rate obligations that the Funds may purchase include certificates of participation in obligations purchased from banks. A certificate of participation gives a Fund an undivided interest in the underlying obligations in the proportion that the Fund's interest bears to the total principal amount of such obligations. Certain of such certificates of participation may carry a demand feature that would permit the holder to tender them back to the issuer prior to maturity.

VARIABLE AMOUNT MASTER DEMAND NOTES: Variable amount master demand notes are unsecured obligations that permit the investment of fluctuating amounts by a Fund at varying rates of interest pursuant to direct arrangements between the Fund as lender and the issuer as borrower. Master demand notes permit daily fluctuations in the interest rate and daily changes in the amounts borrowed. Each Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded. Also, there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the advisers or subadvisers will consider the earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, each Fund will invest in them only if, at the time of an investment, the issuer meets the criteria set forth for all other commercial paper. Pursuant to procedures established by the adviser or subadviser, such notes are treated as instruments maturing in one day and valued at their par value. The advisers and subadvisers intend to continuously monitor factors related to the ability of the borrower to pay principal and interest on demand.

VARIABLE RATE MASTER DEMAND NOTES. Variable rate master demand notes are unsecured obligations that permit a Fund to invest different amounts at varying interest rates under arrangements between the Fund (as lender) and the issuer of the note (as borrower). Under the note, a Fund has the right at any time to increase the amount up to the full amount provided by the note agreement, or to decrease the amount, and the borrower has the right to repay at any time up to the full amount of the note without penalty. Notes purchased by a Fund permit it to demand payment of principal and accrued interest at any time (on not more than seven days notice). Notes acquired by a Fund may have maturities of more than one year, provided that: (1) the Fund is entitled to payment of principal and accrued interest upon not more than seven days notice, and (2) the interest rate on such notes is adjusted automatically at periodic intervals, which normally do not exceed 31 days but may extend up to one year. The notes are deemed to have a maturity equal to the longer of the period remaining to the next interest-rate adjustment or the demand notice period. Because these notes are direct lending arrangements between the lender and the borrower, the notes normally are not traded and have no secondary market, although the notes are redeemable and, thus, repayable at any time by the borrower at face value plus accrued interest. Accordingly, a Fund's right to redeem depends on the borrower's ability to pay interest on demand and repay principal. In connection with variable rate master demand notes, an adviser or subadviser considers, under standards established by the Board, earning power, cash flow and other liquidity ratios of a borrower and monitors the ability of a borrower to pay principal and interest on demand. These notes are not typically rated by credit rating agencies. Unless rated, a Fund will invest in them only if the investment adviser determines that the issuer meets the criteria established for commercial paper.

ZERO COUPON BONDS AND STEP-UP BONDS. Zero coupon bonds do not pay interest. They are sold at a substantial discount from face value. Additionally, zero coupon bonds give the issuer the flexibility of reduced cash interest expense for several years, and they give the purchaser the potential advantage of compounding the coupons at a higher rate than might otherwise be available.

Zero coupon bonds are very risky, however, for the investor. Because the cash flows from zero coupon bonds are deferred and because zero coupon bonds often represent subordinated debt, their prices are more volatile than most other bonds.

Step-up bonds are a variant of zero coupon bonds. Step-up bonds pay little or no initial interest rate for several years and then a higher rate until maturity. They are also issued at a discount from face value.

For tax purposes, a purchaser of zero coupon bonds owes income tax on the interest that has accrued each year, even though the Fund has received no cash. Certain federal tax law income and capital-gain distribution requirements may have an adverse effect on a Fund to the extent it invests in zero coupon bonds.

PAY-IN-KIND BONDS. Pay-in-kind bonds pay interest either in cash or in additional securities at the issuer's option for a specified period. Like zero coupon bonds, PIK bonds are designed to give the issuer flexibility in managing cash flow. Unlike zero coupon bonds, however, PIK bonds offer the investor the opportunity to sell the additional securities issued in lieu of interest and thus obtain current income on the original investment. Certain federal tax law income and capital gain distribution requirements may have an adverse effect on a Fund to the extent that it invests in PIK bonds.

RESET BONDS. The interest rate on reset bonds is adjusted periodically to a level that should allow the bonds to trade at a specified dollar level, generally par or $101. The rate can usually be raised, but the bonds have a low call premium, limiting the opportunity for capital gain. Some reset bonds have a maximum rate, generally 2.5% or 3% above the initial rate.

INCREASING RATE NOTES. Increasing rate notes ("IRNs") have interest rates that increase periodically (by 1/4% per quarter, for example). IRNs are generally used as a temporary financing instrument since the increasing rate is an incentive for the issuer to refinance with longer term debt.

EQUITY SECURITIES. By definition, equity securities include common and preferred stocks, convertible securities, and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.

STOCKS. Certain Funds expect to remain fully invested in common stocks to the extent practicable, and are therefore subject to the general risk of the stock market. The value of a Fund's shares can be expected to fluctuate in response to changes in market and economic conditions as well as the financial conditions and prospects of the issuers in which it invests. Certain Funds also may invest in stocks of smaller companies that may individually exhibit more price volatility than the broad market averages. Although equity securities have historically demonstrated long-term growth in value, their prices fluctuate based on changes in a company's financial condition and general economic conditions. This is especially true in the case of smaller companies. Moreover, Funds may invest in stocks of growth-oriented companies that intend to reinvest earnings rather than pay dividends. A Fund may make investments in stocks that may at times have limited market liquidity and whose purchase or sale would result in above average transaction costs. Another factor that would increase the fundamental risk of investing in smaller companies is the possible lack of publicly available information about the company, which may be due to their relatively short operating record as a public company.

Investing in medium capitalization stocks may involve greater risk than investing in large capitalization stocks, since they can be subject to more abrupt or erratic movements. However, they tend to involve less risk than stocks of small capitalization companies.

The nature of investing in emerging growth companies involves greater risk than is customarily associated with investments in more established companies. Emerging growth companies often have limited product lines, markets or financial resources, and they may be dependent on one-person management. In addition, there may be less research available on many promising small and medium sized emerging growth companies making it more difficult to find and analyze these companies. The securities of emerging growth companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general. Shares of a Fund, investing substantially in emerging growth companies, therefore, are subject to greater fluctuation in value than shares of a conservative equity portfolio or of a growth portfolio that invests entirely in proven growth stocks.

INTERESTS IN OTHER LIMITED LIABILITY ENTITIES. Limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue securities that are similar to common or preferred stock.

CONVERTIBLE SECURITIES. Convertible securities may include corporate notes or preferred stock but ordinarily are long-term debt obligations of an issuer that are convertible at a stated price or exchange rate into the issuer's common stock. Convertible securities have characteristics similar to both common stock and debt obligations. Although to a lesser degree than with debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock and, therefore, reacts to variations in the general stock market. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock.

As fixed-income securities, convertible securities are investments that provide a stable stream of income with generally higher yields than common stocks. Like all fixed-income securities, there can be no assurance of the current income because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential through the conversion feature for capital appreciation. There can be no assurance of capital appreciation because securities prices fluctuate.

Convertible securities generally are subordinated to other similar but not-convertible debt of the same issuer, although convertible securities enjoy seniority payment rights over all equity securities. Convertible preferred stock is senior to the issuer's common stock. Because of the subordination, however, convertible securities typically have lower ratings than similar non-convertible debt securities.

A synthetic convertible security is comprised of two distinct securities that together resemble convertible securities. Synthetic convertible securities combine non-convertible securities or preferred stock with warrants or stock call options giving the purchaser the right to acquire the issuer's common stock. The options that form a portion of the convertible security are listed on a securities exchange or on the National Association of Securities Dealers Automated Quotations Systems. The two components of a synthetic convertible security generally are not offered as a unit but may be purchased and sold by a Fund at different times. Synthetic convertible securities differ from convertible securities in that each component of a synthetic convertible security has a separate market value and responds differently from the other to market fluctuations. Investing in synthetic convertible securities involves the risks normally involved in holding the securities comprising the synthetic convertible security.

Certain Funds may invest in debt obligations which involve equity features such as warrants for the acquisition of common stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

DEBT SECURITIES. Debt securities held by a Fund may be subject to several types of investment risk, including market or interest rate risk, which relates to the change in market value caused by fluctuations in prevailing interest rates and credit risk, which relates to the ability of the issuer to make timely interest payments and to repay the principal upon maturity. Call or income risk relates to corporate bonds during periods of falling interest rates, and involves the possibility that securities with high interest rates will be prepaid or "called" by the issuer prior to maturity. Investment-grade debt securities are generally regarded as having adequate capacity to pay interest and repay principal, but may have speculative characteristics. Below-investment-grade debt securities (sometimes referred to as "high-yield/high-risk" or "junk" bonds) have greater speculative characteristics. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The yield on debt instruments over a period of time should reflect prevailing interest rates, which depend on a number of factors, including government action in the capital markets, government fiscal and monetary policy, needs of businesses for capital goods for expansion, and investor expectations as to future inflation. The yield on a particular debt instrument is also affected by the risk that the issuer will be unable to pay principal and interest.

Certain Funds may invest in corporate debt obligations that may be rated below the three highest rating categories of a nationally recognized statistical rating organization (AAA, AA, or A for S&P and Aaa, Aa, or A for Moody's) (see the Appendix for more information) or, if unrated, of comparable quality and may have speculative characteristics or be speculative. There is no minimum acceptable rating for a security to be purchased or held by certain Funds, and a Fund may, from time to time, purchase or hold securities rated in the lowest rating category and may include bonds in default. Credit ratings evaluate the safety of the principal and interest payments but not the market value of high yield bonds. Further, the value of such bonds is likely to fluctuate over time.

Lower-rated bonds usually offer higher yields with greater risks than higher-rated bonds. Lower-rated bonds have more risk associated with them that the issuer of such bonds will default on principal and interest payments. This is because of reduced creditworthiness and increased risk of default. Lower-rated securities generally tend to reflect short-term corporate and market developments to a greater extent than higher-rated securities that react primarily to fluctuations in the general level of interest rates. Short-term corporate and market developments affecting the price or liquidity of lower-rated securities could include adverse news affecting major issuers, underwriters, or dealers of lower-rated corporate debt obligations. In addition, since there are fewer investors in lower-rated securities, it may be harder to sell the securities at an optimum time.

As a result of these factors, lower-rated securities tend to have more price volatility and carry more risk to principal and income than higher-rated securities.

An economic downturn may adversely affect the value of some lower-rated bonds. Such a downturn may especially affect highly leveraged companies or companies in cyclically sensitive industries, where deterioration in a company's cash flow may impair its ability to meet its obligations to pay principal and interest to bondholders in a timely fashion. From time to time, as a result of changing conditions, issuers of lower-rated bonds may seek or may be required to restructure the terms and conditions of securities they have issued. As a result of the restructuring, holders of lower-rated securities may receive less principal and interest than they had expected at the time such bonds were purchased. In the event of a restructuring, a Fund may bear additional legal or administrative expenses in order to maximize recovery from an issuer. Additionally, an increase in interest rates may also adversely impact the value of high yield bonds.

The secondary trading market for lower rated bonds is generally less liquid than the secondary trading market for higher-rated bonds. Adverse publicity and the perception of investors relating to issuers, underwriters, dealers or underlying business conditions, whether or not warranted by fundamental analysis, may affect the price or liquidity of lower-rated bonds. On occasion, therefore, it may become difficult to price or dispose of a particular security in the portfolio.

A Fund may own zero coupon bonds and pay-in-kind securities. A zero coupon bond makes no periodic interest payments and the entire obligation becomes due only upon maturity. Pay-in-kind securities make periodic payments in the form of additional securities as opposed to cash. The price of zero coupon bonds and pay-in-kind securities is generally more sensitive to fluctuations in interest rates than are conventional bonds. Additionally, federal tax law requires that interest on zero coupon bonds be reported as income to the Fund even though it receives no cash interest until the maturity or payment date of such securities.

Many corporate debt obligations, including many lower rated bonds, permit the issuers to call the security and therefore redeem their obligations earlier than the stated maturity dates. Issuers are more likely to call bonds during periods of declining interest rates. In these cases, if a Fund owns a bond that is called, the Fund will receive its return of principal earlier than expected and would likely be required to reinvest the proceeds at a lower interest rate, thus reducing income to the Fund.

EVALUATING THE RISKS OF LOWER-RATED SECURITIES. A Fund's adviser or subadviser will follow certain steps to evaluate the risks associated with investing in lower-rated securities. These techniques may include:

       CREDIT RESEARCH. The adviser or subadviser performs its own credit analysis in addition to using nationally recognized statistical rating organizations and other sources, including discussions with the issuer's management, the judgment of other investment analysts, and its own informed judgment. The credit analysis will consider the issuer's financial soundness, its responsiveness to changes in interest rates and business conditions, and its anticipated cash flow, interest or dividend coverage and earnings. In evaluating an issuer, the adviser or subadviser places special emphasis on the estimated current value of the issuer's assets rather than historical costs.

       DIVERSIFICATION. A Fund generally invests in securities of many different issuers, industries, and economic sectors to reduce portfolio risk.

       ECONOMIC ANALYSIS. The adviser or subadviser will also analyze current developments and trends in the economy and in the financial markets. When investing in lower-rated securities, timing and selection are critical and analysis of the business cycle can be important.

Achievement by a Fund investing in these bonds of its investment objective may be more dependent on the credit analysis of the bonds than would be the case if the Fund invested exclusively in higher-rated bonds.

EXCHANGE-TRADED FINANCIAL FUTURES. Certain Funds may use exchange-traded financial futures contracts consisting of stock index futures contracts and futures contracts on debt securities ("interest rate futures") as a hedge to protect against changes in stock prices or interest rates. A stock index futures contract is a contractual obligation to take or make delivery of an amount of cash based on the difference in the value of a specified index of stock at a future date from its value when the contract was written. Similarly, an interest rate futures contract provides for the future sale and purchase of a specified amount of a particular debt security at a specified price and date.

A Fund will not purchase or sell futures contracts for which the aggregate initial margin exceeds 5% of the fair market value of its assets, after taking into account unrealized profits and losses on any such contracts which it has entered into. When a futures contract is purchased, the Portfolio will set aside an amount of cash and cash equivalents equal to the total market value of the futures contract, less the amount of the initial margin. At no time will the Portfolio's investments in such futures be used for speculative purposes.

All financial futures contracts will be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC"). To ensure that its futures transactions meet CFTC standards, the Portfolio will enter into futures contracts for hedging purposes only (i.e., for the purposes or with the intent specified in CFTC regulations and interpretations, subject to the requirements of the Securities and Exchange Commission).

Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but instead are liquidated through offsetting transactions that may result in a gain or a loss. A clearing organization associated with the relevant exchange assumes responsibility for closing out transactions and guarantees that, as between the clearing members of the exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

When futures contracts are entered into by a Fund, either as the purchaser or the seller of such contracts, the Fund is required to deposit with its custodian in a segregated account in the name of the futures commission merchant ("FCM") an initial margin of cash or U.S. Treasury bills equaling as much as 5% to 10% or more of the contract settlement price. The nature of initial margin requirements in futures transactions differs from traditional margin payments made in securities transactions in that initial margins for futures contracts do not involve the borrowing of funds by the customer to finance the transaction. Instead, a customer's initial margin on a futures contract represents a good faith deposit securing the customer's contractual obligations under the futures contract. The initial margin deposit is returned, assuming these obligations have been met, when the futures contract is terminated. In addition, subsequent payments to and from the FCM, called "variation margin," are made on a daily basis as the price of the underlying security or stock index fluctuates reflecting the change in value in the long (purchase) or short (sale) positions in the financial futures contract, a process known as "marking to market."

Futures contracts generally are not entered into to acquire the underlying asset and generally are not held to maturity. Prior to the contract settlement date, a Fund will normally close all futures positions by entering into an offsetting transaction which operates to cancel the position held, and which usually results in a profit or loss.

STOCK INDEX FUTURES CONTRACTS. Certain Funds may purchase and sell stock index futures contracts. Stock index futures contracts bind purchaser and seller to deliver, at a future date specified in the contract, a cash amount equal to a multiple of the difference between the value of a specified stock index on that date and the settlement price specified by the contract. That is, the seller of the futures contract must pay and the purchaser would receive a multiple of any excess of the value of the index over the settlement price, and conversely, the purchaser must pay and the seller would receive a multiple of any excess of the settlement price over the value of the index. A public market currently exists for stock index futures contracts based on the S&P 500 Index, the New York Stock Exchange Composite Index, the Value Line Stock Index, and the Major Market Index. It is expected that financial instruments related to broad-based indices, in addition to those for which futures contracts are currently traded, will in the future be the subject of publicly traded futures contracts. A Fund may purchase and sell stock index futures contracts on its benchmark index or similar index.

OPTIONS ON STOCK INDEX FUTURES CONTRACTS. Certain Funds also may purchase call and put options and write covered call and put options on stock index futures contracts of the type into which the particular Fund is authorized to enter. Covered put and call options on futures contracts will be covered in the same manner as covered options on securities and securities indices. The Funds may invest in such options for the purpose of closing out a futures position that has become illiquid.

Options on futures contracts are traded on exchanges that are licensed and regulated by the CFTC. A call option on a futures contract gives the purchaser the right in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price, at any time before the option expires.

Unlike entering into a futures contract itself, purchasing options on futures contracts allows a buyer to decline to exercise the option, thereby avoiding any loss beyond forgoing the purchase price (or "premium") paid for the options. Whether, in order to achieve a particular objective, the Fund enters into a stock index futures contract, on the one hand, or an option contract on a stock index futures contract, on the other, will depend on all the circumstances, including the relative costs, liquidity, availability and capital requirements of such futures and options contracts. Each Fund will consider the relative risks involved, which may be quite different. These factors, among others, will be considered in light of market conditions and the particular objective to be achieved.

CERTAIN ADDITIONAL RISKS OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. In addition to the risks described in the Prospectus, the use of futures contracts and options on such futures contracts may entail the following risks. First, although such instruments when used by a Fund are intended to correlate with the Fund's portfolio securities, in many cases a stock index futures contract or option on such a futures contract used may be based on a stock index the components of which are not identical to the portfolio securities owned or intended to be acquired by the Fund. Second, due to supply and demand imbalances and other market factors, the price movements of futures contracts and options thereon may not necessarily correspond exactly to the price movements of the securities and indices on which such instruments are based. Accordingly, there is a risk that a Fund's transactions in those instruments will not in fact offset the impact on the Fund of adverse market developments in the manner or to the extent contemplated or that such transactions will result in losses to the Fund which are not offset by gains with respect to corresponding portfolio securities owned or to be purchased by that Fund.

To some extent, careful management of these strategies can minimize these risks. For example, where price movements in a futures contract are expected to be less volatile than price movements in the related portfolio securities owned or intended to be acquired by a Fund, it may, in order to compensate for this difference, use an amount of futures contracts which is greater than the amount of such portfolio securities. Similarly, where the price movement of a futures contract is anticipated to be more volatile, a Fund may use an amount of such contracts which is smaller than the amount of portfolio securities to which such contracts relate.

The risk that the hedging technique used will not actually or entirely offset an adverse change in the value of a Fund's securities is particularly relevant to futures contracts. A Fund, in entering into a futures purchase contract, potentially could lose any or all of the contract's settlement price. In addition, because stock index futures contracts require delivery at a future date of an amount of cash equal to a multiple of the difference between the value of a specified stock index on that date and the settlement price, an algebraic relationship exists between any price movement in the underlying index and the potential cost of settlement to a Fund. A small increase or decrease in the value of the underlying index can, therefore, result in a much greater increase or decrease in the cost to the Fund. Although the Funds intend to establish positions in futures contracts only when there appears to be an active market, there is no assurance that a liquid market for such instruments will exist when they seek to "close out" (i.e., terminate) a particular futures contract position. Trading in such instruments could be interrupted, for example, because of a lack of either buyers or sellers. In addition, the futures exchanges may suspend trading after the price of such instruments has risen or fallen more than the maximum amount specified by the exchange. A Fund may be able, by adjusting investment strategy in the cash or other contract markets, to offset to some extent any adverse effects of being unable to liquidate a futures position. Nevertheless, in some cases, a Fund may experience losses as a result of such inability. Therefore it may have to liquidate other more advantageous investments to meet its cash needs.

In addition, FCMs or brokers in certain circumstances will have access to the Funds' assets posted as margin in connection with these transactions as permitted under the 1940 Act. The Funds will use only FCMs or brokers in whose reliability and financial soundness they have full confidence and have adopted certain other procedures and limitations to reduce the risk of loss with respect to any assets which brokers hold or to which they may have access. Nevertheless, in the event of a broker's insolvency or bankruptcy, it is possible that a Fund could experience a delay or incur costs in recovering such assets or might recover less than the full amount due. Also the value of such assets could decline by the time the Fund could effect such recovery.

The success of these techniques depends, among other things, on the adviser's or subadviser's ability to predict the direction and volatility of price movements in the futures markets as well as the securities markets and on its ability to select the proper type, time, and duration of futures contracts. There can be no assurance that these techniques will produce their intended results. In any event, the adviser or subadviser will use futures contracts and options thereon only when it believes the overall does not increase the risks to which a Fund is exposed. These transactions also, of course, may be more, rather than less, favorable to a Fund than originally anticipated.

BUYING PUT AND CALL OPTIONS. Certain Funds may purchase put options on securities held, or on futures contracts whose price volatility is expected to closely match that of securities held, as a defensive measure to preserve shareholders' capital when market conditions warrant. A Fund may purchase call options on specific securities, or on futures contracts whose price volatility is expected to closely match that of securities eligible for purchase by the Fund, in anticipation of or as a substitute for the purchase of the securities themselves. These options may be listed on a national exchange or executed in the "over-the-counter" market with a broker-dealer as the counterparty. While the investment adviser anticipates that the majority of option purchases and sales will be executed on a national exchange, put or call options on specific securities or for non-standard terms are likely to be executed directly with a broker-dealer when it is advantageous to do so. Option contracts will be short-term in nature, generally less than nine months in duration.

A Fund pays a premium in exchange for the right to purchase (call) or sell (put) a security or futures contract at a specified price (the strike price) on or before the expiration date of the option contract. In either case, the Fund's risk is limited to the amount of the option premium paid.

A Fund may sell put and call options prior to their expiration and, thereby, realize a gain or loss. A call option expires worthless if the price of the related security is below the contract strike price at the time of expiration; a put option expires worthless if the price of the related security is above the contract strike price at the time of expiration.

A Fund uses put and call options for hedging purposes only. The adviser or subadviser identifies liquid securities sufficient to fulfill the call option delivery obligation, and these securities are segregated in an account. Similarly, the adviser or subadviser identifies deliverable securities sufficient to fulfill the put option obligation, which also are segregated. In the case of put options on futures contracts, the adviser or subadviser identifies portfolio securities whose price volatility is expected to match that of the underlying futures contract, and these securities are segregated.

WRITING COVERED CALL OPTIONS. Certain Funds may write or sell covered call options. Certain Funds may also purchase index or individual equity call options as an alternative to holding stocks or stock index futures or as a defensive measure. By writing a call option, a Fund becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price.

The Funds may only write "covered" options. This means that as long as a Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option, or, in the case of call options on U.S. Treasury bills, the Fund might own substantially similar U.S. Treasury bills.

Writing call options permits a Fund to obtain, through a receipt of premiums, a greater current return than would be realized on the underlying securities alone. The Fund receives a premium from writing a call option that it retains whether or not the option is exercised. By writing a call option, a Fund might lose the potential for gain on the underlying security while the option is open.

Options on some securities are relatively new, and it is impossible to predict the amount of trading interest that will exist in such options. There can be no assurance that viable markets will develop or continue. The failure of such markets to develop or continue could impair a Fund's ability to use such options to achieve its investment objectives.

SECURITIES INDEX OPTIONS

In seeking to hedge all or a portion of its investments, a Fund may purchase put and call options and may write covered call options on securities indices listed on U.S. or foreign securities exchanges or traded in the over-the-counter market, which indices include securities held in the Fund's portfolio. Some of the Funds may also use securities index options as a means of participating in a securities market without making direct purchases of securities.

A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index. Options on securities indices are generally similar to options on specific securities. Unlike options on securities, however, options on securities indices do not involve the delivery of an underlying security; the option in the case of an option on a securities index represents the holder's right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a call) or is less than (in the case of a put) the closing value of the underlying securities index on the exercise date. A Fund may purchase and write options on securities indices that are traded on a U.S. exchange or board of trade or a foreign exchange, to the extent permitted under rules and interpretations of the CFTC, as a hedge against changes in market conditions and interest rates, and for duration management, and may enter into closing transactions with respect to those options to terminate existing positions. Securities index options may be based on a broad or narrow market index or on an industry or market segment.

The effectiveness of purchasing or writing securities index options as a hedging technique will depend upon the extent to which price movements in the portion of a securities portfolio being hedged correlate with price movements of the securities index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a Fund realizes a gain or loss from the purchase or writing of options on an index depends upon movements in the level of prices in the market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular security. As a result, successful use by a Fund of options on securities indices is subject to an adviser's ability to predict correctly movements in the direction of the market generally or of a particular industry. This ability contemplates different skills and techniques from those used in predicting changes in the price of individual securities.

Securities index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded. The ability of a Fund to engage in closing purchase transactions with respect to securities index options depends on the existence of a liquid secondary market. No such secondary market may exist, or the market may cease to exist at some future date, for some options. No assurance can be given that a closing purchase transaction can be effected when an adviser desires that a Fund engage in such a transaction.

SWAPS. Swaps are contracts in which counterparties agree to pay each other the returns derived from underlying assets with differing characteristics. Swaps generally do not involve the delivery of the underlying assets by the counterparties and the counterparties might not own the underlying assets. The payments are usually made on a net basis, which means that on any given day, a Fund would receive or pay only the amount by which its payments under the agreement is less than or exceeds the amount of the counterparty's payments. Swaps are used to hedge a risk or obtain more desirable financing terms, and they can be used to profit from correctly anticipating rate and price movements. They are sophisticated instruments that take many forms and are known by a number of names. Types of SWAPS that certain Funds may invest in include:

Interest Rate SWAPS: are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate times a stated principal amount of fixed income securities, in return for payments equal to a different fixed or floating rate times the same principal amount. For example, a $10 million LIBOR swap would require one party to pay the equivalent of the London Interbank Offer Rate of Interest (which fluctuates) on a $10 million principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on a $10 million principal amount.

CAPS or FLOORS: are contracts in which one party agrees to make payments only if an interest rate or index goes above (CAP) or below (FLOOR) a certain level in return for a fee from the other party.

Credit Default SWAPS: where the seller of the SWAP is required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party on the debt obligation. In return, the seller receives from the counterparty a periodic stream of payments over the term of the contract provided that no default event has occurred. If no default occurs, the seller keeps the stream of payments and would have no payment obligations. A fund that is a seller of such SWAPS is subject to investment exposure on the notional amount of the SWAP. A fund that is a buyer of such SWAPS is subject to credit risk - that the issuer may default or that the seller may not satisfy its payment obligations.

Total Rate of Return SWAPS: are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset.

CREDIT LINKED NOTES. A credit linked note ("CLN") is an instrument in which a special purpose entity (the "Note Issuer") issues a structured note that is intended to replicate a corporate bond or a portfolio of corporate bonds. The purchaser of the CLN invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to that of a highly rated asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of an identified bond (the "Reference Bond"). Upon maturity of the CLN, the purchaser will receive a payment equal to (1) the original par amount paid to the Note Issuer, if there was neither a default on the Reference Bond nor a restructuring of the issuer of the Reference Bond, or (2) the value of the Reference Bond, if there has been such a default or restructuring. Depending on the terms of the CLN, it is also possible that the purchaser may be required to take physical delivery of the Reference Bond in the event of a default or restructuring. In addition to being subject to the risks relating to the Reference Bond, the purchaser of a CLN may be subject to the credit risk of the Note Issuer. In addition, there may not be a secondary market for the CLN even though such a market exists for the Reference Board.

FOREIGN AND EMERGING MARKETS SECURITIES. Certain Funds may invest in foreign and/or emerging markets securities. These securities may include U.S. dollar-denominated securities and debt securities of foreign governments (including provinces and municipalities) or their agencies or instrumentalities, securities issued or guaranteed by international organizations designated or supported by multiple governments or entities to promote economic reconstruction or development, and securities of foreign corporations and financial institutions.

Certain Funds may invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), and similar instruments providing for indirect investment in securities of foreign issuers. Due to the absence of established securities markets in certain foreign countries and restrictions in certain countries on direct investment by foreign entities, a Fund may invest in certain issuers through the purchase of sponsored and unsponsored ADRs or other similar securities, such as American Depositary Shares, Global Depositary Shares of International Depositary Receipts. ADRs are receipts typically issued by U.S. banks evidencing ownership of the underlying securities into which they are convertible. These securities may or may not be denominated in the same currency as the underlying securities. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of unsponsored ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depository of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights.

Subject to any limit on a Fund's investments in foreign securities, there may be no limit on the amount of assets that may be invested in securities of issuers domiciled in a single country or market. To the extent that a Fund's assets are invested substantially in a single country or market, the Fund is more susceptible to the risks of investing in that country or market than it would be if its assets were geographically more diversified.

Investments in foreign securities may offer a Fund an opportunity to pursue the performance potential of an overseas market. Such securities, however, also entail risks in addition to the risks of U.S. securities. Foreign governments may nationalize or expropriate assets or impose confiscatory taxes on an investment. Civil wars or other political or financial instability or diplomatic developments may affect the value of a Fund's foreign investments. Foreign countries may impose currency exchange controls, foreign withholding taxes, or other factors that may affect the value of an investment. Movement in foreign currency exchange rates against the U.S. dollar may result in significant changes in the value of overseas investments. Generally, if the U.S. dollar weakens, the value of the foreign investment in U.S. dollars increases. Conversely, when the U.S. dollar strengthens, the value of the foreign investment in U.S. dollars decreases.

There is generally less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers generally are not subject to accounting, auditing and financial reporting practices comparable with U.S. practices. Some foreign securities or markets are more thinly traded and, as a result, foreign securities may be less liquid and more volatile than U.S. securities. Foreign settlement procedures and trade regulations may involve risks and expenses not present in U.S. settlements.

The risks of investing in foreign securities may be intensified in the case of investment in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than comparable domestic securities. Investment in emerging markets may be subject to delays in settlements, resulting in periods when a portion of a Fund's assets is uninvested and no return is earned thereon. Certain markets may require payment for securities before delivery, and in such markets the Portfolio bears the risk that the securities will not be delivered and that the payment will not be returned.

In addition, many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries. In many cases, emerging market countries are among the world's largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. In recent years, the governments of some of these countries have encountered difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness.

Foreign securities transactions also include generally higher commission rates and the risks of adverse changes in investment or exchange control regulations, political instability that could affect U.S. investments in foreign countries, and potential restrictions on the flow of international capital.

Additionally, dividends payable on foreign securities may be subject to foreign taxes withheld prior to distribution. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

FOREIGN CURRENCY CONTRACTS. A forward contract is an agreement between two parties where one party is obligated to deliver a stated amount of a particular asset at a specified future time, and the other party is obligated to pay a specified amount for the assets at the time of delivery. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties to the contract. The contracting parties may agree to offset or terminate the contract before its maturity or may hold the contract to maturity and complete the contemplated exchange. Futures contracts on foreign currencies are similar to forward contracts except that they are traded on exchanges and have standardized terms.

The following discussion summarizes the Funds' principal uses of foreign currency futures contracts ("currency contracts"). A Fund may enter into currency contracts with stated contract values of up to the value of the Fund's total net assets. A currency contract is an obligation to buy (sell) an amount of a specified currency for an agreed price, which may be in U.S. dollars or a foreign currency. In the normal course of business, a Fund exchanges foreign currencies for U.S. dollars and for other foreign currencies; it may buy and sell currencies through currency contracts in order to fix a price for securities it has agreed to buy or sell ("transaction hedge"). A Fund also may engage in a "position hedge" whereby it hedges some or all of its investments denominated in a foreign currency (or exposed to foreign currency fluctuations) against a decline in the value of the foreign currency relative to the U.S. dollar by entering into currency contracts to sell an amount of that currency approximating the value of some or all of its portfolio securities denominated in or exposed to that currency. A Fund also may engage in position hedging with a "proxy" currency (one whose performance is expected to replicate or exceed the performance of the foreign currency relative to the U.S. dollar). A Fund also may enter into an "anticipatory" position hedge with respect to a currency when the Fund is considering the purchase or sale of investments denominated in or exposed to that currency. In any of these circumstances, the Fund may enter into a "cross hedge" whereby it uses a currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio manager believes there is a reasonable degree of correlation between movements in the two currencies.

These types of hedging can minimize the effect of currency appreciation as well as depreciation but do not eliminate fluctuations in the underlying U.S.-dollar value of the proceeds of or rates of return on the Fund's foreign securities. It is difficult to match precisely the increase in value of a currency contract to the decline in the U.S.-dollar value of the foreign asset that is the subject of the hedge. Shifting a Fund's currency exposure from one foreign currency to another removes the Fund's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to the Fund if the portfolio manager's projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform in a similar manner to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts.

A Fund will cover outstanding currency contracts by maintaining liquid portfolio securities denominated in, or whose value is tied to, the currency underlying the contract or the currency being hedged. To the extent that a Fund is unable to cover its currency contract positions with such securities, the Fund's custodian will segregate cash or other liquid assets having a value equal to the aggregate amount of the Fund's foreign contracts' commitments with respect to position hedges, cross-hedges and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, the Fund will find alternative cover or segregate additional cash or liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of the Fund's commitments with respect to such contracts. As an alternative to segregating assets, a Fund may buy call options permitting the Fund to buy the amount of foreign currency subject to a currency buy contract.

While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, a Fund's ability to utilize forward contracts may be restricted. In addition, a Fund may not always be able to enter into currency contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets.

OPTIONS ON FOREIGN CURRENCIES. As with other kinds of options transactions, the writing of an option contract on foreign currency will constitute only a partial hedge, up to the amount of the premium received. A Fund could be required to sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations;

however, in the event of exchange rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

ILLIQUID SECURITIES. Certain Funds may make investments in illiquid securities in an amount not exceeding 15% of the Fund's net assets. Illiquid securities are those that are not readily marketable within seven days in the ordinary course of business and may include restricted securities that may not be publicly sold without registration under the Securities Act of 1933 (the "1933 Act") and Rule 144A securities. In most instances restricted securities are traded at a discount from the market value of unrestricted securities of the same issuer until the restriction is eliminated. If a Fund sells such portfolio securities, it may be deemed an underwriter, as such term is defined in the 1933 Act, with respect to those sales, and registration of such securities under the 1933 Act may be required. The Funds will not bear the expense of such registration. In determining securities subject to the percentage limitation, a Fund will include, in addition to restricted securities, repurchase agreements maturing in more than seven days and other securities not having readily available market quotations, including options traded over-the-counter, certain mortgage related securities and other securities subject to restrictions on resale.

RULE 144A SECURITIES. Rule 144A securities are not registered under the 1933 Act, but may be purchased or sold without registration by certain institutional investors, therefore, their purchase is subject to a Fund's limitation on the purchase of illiquid securities, unless the adviser under guidelines approved by the Board determines on an ongoing basis that an adequate trading market exists for the securities. If qualified institutional buyers become uninterested for a time in purchasing Rule 144A securities held by a Fund, the Fund's level of illiquidity could increase. The Board has established standards and procedures for determining the liquidity of Rule 144A securities and periodically monitors the adviser's implementation of the standards and procedures. The ability to sell to qualified institutional buyers under Rule 144A has developed in recent years, and the adviser cannot predict how this market will develop.

LOANS OF SECURITIES TO BROKER DEALERS. The Fund may lend securities to brokers and dealers pursuant to agreements requiring that the loans be continuously secured by cash, liquid securities, or any combination of cash and liquid securities, as collateral equal at all times in value to at least 102% (100% for Pioneer Fund Portfolio) of the market value of the securities loaned. The Fund will not loan securities if, after a loan, the aggregate of all outstanding securities loans exceeds one third of the value of the Fund's total assets taken at their current market value. The Fund continues to receive interest or dividends on the securities loaned and simultaneously earns interest on the investment of any cash loan collateral in U.S. Treasury notes, certificates of deposit, other high grade, short-term obligations or interest-bearing cash equivalents. Although voting rights attendant to securities loaned pass to the borrower, such loans may be called at any time and will be called so that the Fund may vote the securities if, in the opinion of the investment adviser, a material event affecting the investment would occur. There may be risks of delay in receiving additional collateral, in recovering the securities loaned, or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans may be made only to borrowers deemed to be of good standing, under standards approved by the Board of Trustees ("Board"), when the income to be earned from the loan justifies the risks.

REPURCHASE AGREEMENTS. Each Fund may invest from time to time in repurchase agreements with approved counterparties. Approved counterparties are limited to national banks or broker-dealers on the Federal Reserve Bank of New York's list of primary reporting dealers, in each case meeting the investment adviser's credit quality standards as presenting minimal risk of default. All repurchase transactions must be collateralized by U.S. government securities with market value no less than 102% (100% for Pioneer Fund Portfolio) of the amount of the transaction, including accrued interest. Repurchase transactions generally mature the next business day but, in the event of a transaction of longer maturity, collateral will be marked-to-market daily and, when required, the counterparty will provide additional cash or qualifying collateral.

In executing a repurchase agreement, the Fund purchases eligible securities subject to the counterparty's agreement to repurchase them on a mutually agreed upon date and at a mutually agreed upon price. The purchase and resale prices are negotiated with the counterparty on the basis of current short-term interest rates, which may be more or less than the rate on the securities collateralizing the transaction. The Fund will engage in repurchase agreements only where it takes physical delivery or, in the case of "book-entry" securities, the security is segregated in the counterparty's account at the Federal Reserve for the benefit of the Fund, to perfect the Fund's claim to the collateral for the term of the repurchase agreement in the event the counterparty fails to fulfill its obligation.

As the securities collateralizing a repurchase transaction are generally of longer maturity than the term of the transaction, in the event of default by the counterparty on its obligation, the Fund would bear the risks of delay, adverse market fluctuation and any transaction costs in disposing of the collateral.

REVERSE REPURCHASE AGREEMENTS: A reverse repurchase agreement transaction is similar to borrowing cash. In a reverse repurchase agreement, a Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash and agrees on a stipulated date in the future to repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable a Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

The Funds will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory to the adviser or subadviser. Such transactions may increase fluctuations in a Fund's yield or in the market value of its assets.

When effecting reverse repurchase agreements, liquid assets of a Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and are maintained until the transaction is settled. During the period any reverse repurchase agreements are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, a Fund may restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements.

TEMPORARY INVESTMENTS. Permissible temporary investments for defensive or cash management purposes may include U.S. government securities and money market instruments, including instruments of banks that are members of the Federal Deposit Insurance Corporation with assets of at least $1 billion, such as certificates of deposit, demand and time deposits, and bankers' acceptances; prime commercial paper, including master demand notes; and repurchase agreements secured by U.S. government securities.

TEMPORARY BANK BORROWING: Certain Funds may borrow from banks for temporary purposes, including the meeting of redemption requests which might require the untimely disposition of securities.

LETTERS OF CREDIT: Certain Funds may also engage in trades of municipal obligations, certificates of participation therein, commercial paper and other short-term obligations that are backed by irrevocable letters of credit issued by banks which assume the obligation for payment of principal and interest in the event of default by an issuer. Only banks the securities of which, in the opinion of the Investment Subadviser, are of investment quality comparable to other permitted investments of the Funds may be used for letter of credit-backed investment.

INVESTMENT IN UNSEASONED COMPANIES: Certain Funds may also invest Fund assets in securities of companies that have operated for less than three years, including the operations of predecessors. Except for Equity Income and Large Cap, the Funds have undertaken that they will not make investments that will result in more than 5% of total assets being invested in the securities of newly formed companies and equity securities that are not readily marketable. Investing in securities of unseasoned companies may, under certain circumstances, involve greater risk than is customarily associated with investment in more established companies.

REAL ESTATE-RELATED INSTRUMENTS: Some Funds may engage in the purchase and sale of real estate related instruments including real estate investment trusts, commercial and residential mortgage-backed securities, and real estate financings. Real estate-related instruments are sensitive to factors such as real estate values and property taxes, interest rates, cash flow of underlying real estate assets, over building and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.

CORPORATE ASSET-BACKED SECURITIES: Corporate asset-backed securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card or automobile loan receivables, representing the obligations of a number of different parties. Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral.

ASSET-BACKED MORTGAGE SECURITIES: Securities of this type include interests in pools of lower-rated debt securities, or consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of the issuers, and the creditworthiness of the parties involved. Some securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk.

LOAN PARTICIPATIONS AND OTHER DIRECT INDEBTEDNESS: By purchasing a loan participation, a Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase.

Some Funds may also purchase other direct indebtedness such as trade or other claims against companies, which generally represent money owed by the company to a supplier of goods and services. These claims may also be purchased at a time when the company is in default. Certain of the loan participations and other direct indebtedness acquired by these Funds may involve revolving credit facilities or other standby financing commitments which obligate the Funds to pay additional cash on a certain date or on demand.

The highly leveraged nature of many such loans and other direct indebtedness may make such loans especially vulnerable to adverse changes in economic or market conditions. Loan participations and other direct indebtedness may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Funds may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

INVESTMENT COMPANY SECURITIES: Some Funds may invest in investment company securities including shares of closed-end investment companies, unit investment trusts, and open-end investment companies. Investment companies are professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. The expenses would be in addition to those paid by the Fund for similar services. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. Generally, the Funds may purchase and sell securities of open and closed-end investment companies subject to the limits prescribed under the 1940 Act.

AFFILIATED BANK TRANSACTIONS: Certain Funds may engage in transactions with financial institutions that are, or may be considered to be "affiliated persons" of the Fund under the Investment Company Act of 1940. These transactions may include repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities, U.S. government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. The Board of Trustees and the subadvisers of Funds engaged in affiliated bank transactions have established and will periodically review procedures applicable to transactions involving affiliated financial institutions.

INDEXED SECURITIES: Certain Funds may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting, in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the Unites States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. Indexed securities may be more volatile than the underlying instruments.

SHORT SALES: These are transactions where a Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete the transaction, a Fund must borrow the security to deliver it to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The market price may be more or less than the price at which the security was sold by the Fund. The Fund will suffer a loss if buys back the security at a higher price and the Fund will realize a gain if it buys back the security at a lower price.

SHORT SALES "AGAINST THE BOX": Some Funds may enter into short sales against the box. If a Fund decides to enter into such transitions, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding.

CONVERTIBLE SECURITIES PORTFOLIO

Convertible Securities Portfolio's investment objective is to seek current income and capital appreciation by investing in convertible securities and in combinations of nonconvertible fixed-income securities and warrants or call options that together resemble convertible securities ("synthetic convertible securities"). Under normal circumstances, the Fund invests at least 80% of its assets in convertible securities ("80% investment policy"). It may invest up to 35% of its assets in synthetic convertible securities.

The Fund is not required to sell securities to conform to this 80% limitation and may retain, on a temporary basis, securities received upon conversion of convertible securities or upon exercise of warrants or call options that are components of synthetic convertible securities pending an orderly disposition, to establish long-term holding periods for tax purposes, or for other reasons.

Other investments are allowed, including, but not limited to, unlimited investments in synthetic convertible securities and in equity and debt securities that are not convertible into common stock, when deemed appropriate by the adviser for temporary defensive purposes and up to 10% of its assets to purchase put options on securities for hedging purposes.

The Fund will not invest in fixed-income securities that are rated lower than B by Moody's or S&P or comparable unrated securities.

In pursuing its objective, Convertible Securities Portfolio currently is subject to fundamental investment policies and operating (non-fundamental) investment policies described below under "Investment Restrictions".

DISCIPLINED MID CAP STOCK PORTFOLIO

Disciplined Mid Cap Stock Portfolio's investment objective is to seek growth of capital by investing primarily in a broadly diversified portfolio of U.S. common stocks. The subadviser selects stocks of companies with a market capitalization similar to the companies in the S&P Mid-Cap 400 Index ("S&P 400 Index"). The S&P 400 Index is a value-weighted stock index consisting of 400 mid-sized U.S. companies. In order to achieve consistent relative performance, TIMCO manages the portfolio to mirror the overall risk, sector weightings and style characteristics of the S&P 400 Index.

The Fund's active investment strategy focuses primarily on individual stock selection. In selecting the Fund's holdings, the subadviser applies a number of computerized investment models to identify stocks that have a high probability of outperforming their respective industry/sector peer groups within the S&P
400. These investment models incorporate a diverse set of valuation, earnings and relative price variables to produce a comprehensive appraisal profile on every stock in the universe of securities described above. Stocks that are determined to be attractive based on a combination of quantitative and fundamental criteria are overweighted relative to the benchmark index. In general, the discipline favors stocks that demonstrate an improving trend of earnings and also appear attractive based on measures of fundamental value. While these securities have the potential to outperform the securities represented in the S&P 400, they may in fact be more volatile or have a lower return than the benchmark index. Equity securities have historically demonstrated long-term growth in value, but their prices fluctuate based on changes in a company's financial condition and general economic conditions. This is especially true in the case of smaller companies.

Under normal circumstances, the Fund invests 80% of its assets in companies with a mid size market capitalization ("80% investment policy") The Fund seeks to maintain full exposure to its stock universe. The Fund's investments in exchange-traded stock index futures contracts, to provide equity exposure to the Fund's cash position, are not generally expected to impact more than 20% of the Fund's assets at any one time.

In pursuing its objective, Disciplined Mid Cap Portfolio currently is subject to fundamental investment policies and operating (non-fundamental) investment policies described below under "Investment Restrictions".

EQUITY INCOME PORTFOLIO

Equity Income Portfolio's investment objective is to seek reasonable income. The Fund normally invests at least 80% of assets in equity securities ("80% investment policy"). The Fund will notify shareholders at least 60 days' prior to changing its 80% investment policy. The Fund normally invests primarily in income-producing securities. The Fund has the flexibility, however, to invest its assets in all types of domestic and foreign securities, including bonds. When choosing the Fund's investments, the subadviser also considers the potential for capital appreciation.

The value of the Fund's domestic and foreign investments varies in response to many factors. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. The value of bonds fluctuates based on changes in interest rates and in the credit quality of the issuer. The Fund seeks to spread investment risk by diversifying the Fund's holdings among many companies and industries.

The subadviser normally invests the Fund's assets according to its investment strategy. The Fund also reserves the right to invest the Fund's assets without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.

ADJUSTING INVESTMENT EXPOSURE. The subadviser may use various techniques such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Fund's exposure to changing security prices or other factors that affect security values. If the subadviser's strategies do not work as intended, the Fund may not achieve its objective.

Equity Income Portfolio currently is subject to the following fundamental investment restrictions. The Fund may not:

             (1) with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities of other investment companies or securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result; more than 5% of the Fund's total assets would be invested in the securities of that issuer or the Fund would hold more than 10% of the outstanding voting securities of that issuer;

             (2) issue senior securities, except as permitted under the 1940
       Act;

             (3) borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33-1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

             (4) underwrite securities issued by others, except to the extent that the Fund may be considered to be an underwriter within the meaning of the 1933 Act in the disposition of restricted securities;

             (5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

             (6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

             (7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities);

             (8) lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements;

             (9) the Fund may, notwithstanding any other fundamental investment policy or limitation, invest all the assets in the securities of a single open-end management investment company managed by the subadviser or any affiliate or successor with substantially the same investment objective, policies, and limitations as the Fund.

The Fund also complies with the following non-fundamental investment policies.

       o The Fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

       o The Fund does not currently intend to purchase securities on margin, except that it may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures shall not constitute purchasing securities on margin.

       o The Fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which the Subadviser or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation definitions).

       o The Fund does not currently intend to purchase any security if, as a result, more than 15% of its nets assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

       o The Fund does not currently intend to lend assets other than securities to other parties, except by: (a) lending money (up to 15% of the Fund's net assets) to a registered investment company or portfolio for which the subadviser or an affiliate serves as investment adviser, or (b) acquiring loans, loan participations (where such participations have not been securitized), or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

       o The Fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company sub-advised by the subadviser or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the Fund.

       o The Fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Fund would exceed 5% of the Fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

FEDERATED HIGH YIELD PORTFOLIO

Federated High Yield Portfolio's investment objective is to seek high current income. The Fund normally invests 80% of its assets in below investment-grade bonds and debt securities ("80% investment policy"). The subadivisor selects a diversified portfolio of fixed income securities. The Fund's investment objective is fundamental.

The Fund invests primarily in fixed-rate corporate debt obligations. The fixed-rate corporate debt obligations in which the Fund may invest are expected to be lower-rated. Permitted investments currently include, but are not limited to, those listed on the chart on Investment Techniques above and the following:

       o corporate debt obligations having fixed or floating rates of interest and that are rated BBB or lower by nationally recognized statistical rating organizations or comparable unrated securities;

       o   preferred stocks;

       o   equipment trust and lease certificates;

       o   zero coupon bonds;

       o   pay-in-kind securities;

       o general obligations of any state, territory, or possession of the United States, or their political subdivisions; and

       o equity securities, including synthetic convertible securities and warrants, rights and options.

Under adverse market conditions or to minimize potential losses, the subadviser may assume a temporary defensive position and invest the Fund's assets in cash, cash items, and shorter-term, higher-quality debt securities.

The Fund is aggressively managed and the bonds in which the Fund invests are considered speculative. Therefore, the value of its shares is subject to greater fluctuation and investments in its shares involve the assumption of a higher degree of risk than would be the case with an investment in a an investment-grade bond fund, conservative equity fund or a growth fund that invests entirely in proven growth equities.

In pursuing its objective, Federated High Yield Portfolio currently is subject to fundamental investment policies and operating (non-fundamental) investment policies described below under "Investment Restrictions".

FEDERATED STOCK PORTFOLIO

Federated Stock Portfolio's investment objective is to provide growth of income and capital by normally investing at least 80% of its assets in equity securities ("80% investment policy"). The subadviser selects a diversified portfolio of common stock of high-quality companies. These companies generally are leaders in their industries and are characterized by sound management and the ability to finance expected growth. This investment objective cannot be changed without the approval of shareholders.

The Fund's investment approach is based on the conviction that, over the long term, the economy will continue to expand and develop and that this economic growth will be reflected in the growth of the revenues and earnings of major corporations. The Fund invests primarily in common stocks of companies selected by the subadviser on the basis of traditional research techniques, including assessment of earnings and dividend growth prospects and of the risk and volatility of the company's industry. Ordinarily, these companies are typically leaders in their industries with regard to revenues. Other factors, such as product position or market share, which the subadviser may consider, may outweigh revenues. Other permitted investments include, but are not limited to: preferred stocks, corporate bonds, notes, and warrants of these companies, and ADRs (in an amount of not more than 15% of its assets).

In pursuing its objective, Federated Stock Portfolio currently is subject to fundamental investment policies and operating (non-fundamental) investment policies described below under "Investment Restrictions".

LARGE CAP PORTFOLIO

Large Cap Portfolio's investment objective is to seek long-term growth of capital by investing primarily in securities of companies with large market capitalizations. The subadviser normally invests at least 80% of the Fund's assets in securities of companies with large market capitalizations ("80% investment policy"). Although a universal definition of large market capitalization companies does not exist, for purposes of this Fund, the subadviser generally defines large market capitalization companies as those whose market capitalization is similar to the market capitalization of companies in the S&P 500 Index or the Russell 1000 Index. A company's market capitalization is based on its current market capitalization or its market capitalization at the time of the Fund's investment. The size of companies in each index changes with market conditions and the composition of each index. The Fund will notify shareholders at least 60 days' prior to changing its 80% investment policy. For purposes of its 80% investment policy, FMR intends to measure the capitalization range of the Russell 1000 Index and the S&P 500 no less frequently than once a month. The Fund normally invests primarily in common stocks.

The Fund also reserves the right to invest the Fund's assets without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.

Current holdings and recent investment strategies are described in the Fund's financial reports, which are sent to shareholders twice a year.

ADJUSTING INVESTMENT EXPOSURE. The subadviser may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Fund's exposure to changing security prices or other factors that affect security values. If the subadviser's strategies do not work as intended, the Fund may not achieve its objective.

In pursuing its objective, Large Cap Portfolio currently is subject to the following fundamental investment policies. The Fund will not:

             (1) with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities of other investment companies or securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 5% of the Fund's total assets would be invested in the securities of that issuer, or the Fund would hold more than 10% of the outstanding voting securities of that issuer;

             (2) issue senior securities, except as permitted under the 1940
       Act;

             (3) borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33-1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

             (4) underwrite securities issued by others, except to the extent that the Fund may be considered to be an underwriter within the meaning of the 1933 Act in the disposition of restricted securities;

             (5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

             (6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

             (7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities);

             (8) lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements;

             (9) the Fund may, notwithstanding any other fundamental investment policy or limitation, invest all the assets in the securities of a single open-end management investment company managed by the subadviser or any affiliate or successor with substantially the same investment objective, policies, and limitations as the Fund.

The Fund also complies with the following non-fundamental investment policies:

       o The Fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in future contracts and options are not deemed to constitute selling securities short.

       o The Fund does not currently intend to purchase securities on margin, except that it may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures shall not constitute purchasing securities on margin.

       o The Fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which the Subadviser or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation definitions).

       o The Fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

       o The Fund does not currently intend to lend assets other than securities to other parties, except by: (a) lending money (up to 15% of the Fund's net assets) to a registered investment company or portfolio for which the subadviser or an affiliate serves as investment adviser, or (b) acquiring loans, loan participations (where such participations have not been securitized), or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

       o The Fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company sub-advised by the subadviser or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the Fund.

       o The Fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Fund would exceed 5% of the Fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

MONDRIAN INTERNATIONAL STOCK PORTFOLIO (FORMERLY, LAZARD INTERNATIONAL STOCK PORTFOLIO)

Mondrian International Stock Portfolio's investment objective is to seek capital appreciation, by investing, under normal conditions, at least 80% of its assets in equity securities ("80% investment policy"). The Fund's subadviser invests primarily in equity securities of non-U.S. domiciled companies that are located in developed markets. The subadviser's approach in selecting investments is oriented to individual stock selection and the subadviser seeks out securities that are undervalued, based on fundamental analysis.

The Fund may enter into foreign currency exchange forward contracts to hedge against anticipated changes in foreign currency exchange rates. The Fund may invest up to 15% of its assets in foreign fixed-income securities when, in the subadviser's opinion, attractive opportunities exist relative to those available through equities.

When the subadviser believes that business or financial conditions warrant, the Fund may assume a temporary defensive position and invest without limit in the equity securities of U.S. companies, U.S. government securities, or short-term money market instruments or cash.

In pursuing its objective, Mondrian International Stock Portfolio currently is subject to fundamental investment policies and operating (non-fundamental) investment policies described below under "Investment Restrictions".

MFS MID CAP GROWTH PORTFOLIO

MFS Mid Cap Growth Portfolio's investment objective is to seek to obtain long term growth of capital. It seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets in equity securities of companies with medium-market capitalization ("80% investment policy"). Medium-market capitalization companies have a market capitalization equal to or exceeding $250 million but not exceeding the top range of the Russell Midcap(TM) Growth Index at the time of the Fund's investment. The Russell Midcap(TM) Growth Index is a widely recognized, unmanaged index of mid-cap common stock prices. The subadviser selects companies that it believes have above-average growth potential.

Consistent with its investment objective, the Fund may invest in up to 10% of its net assets in nonconvertible high-risk, high-yield fixed-income securities that are in the lower rating categories (rated Ba or lower by Moody's or BB or lower by S&P or Fitch Investors Service, Inc. ("Fitch") and comparable unrated securities (collectively, commonly known as "junk bonds"). Further, the Fund also may invest up to 20% of its net assets in foreign and emerging markets securities that are not traded on a U.S. exchange (not including ADRs). The Fund may also engage in short sales of securities for up to 15% of its net assets.

The Fund is non-diversified. As a result, the amount of the Fund's assets that may be invested in the securities of any one issuer is limited only by the Fund's investment restrictions and the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. Since the Fund may invest a relatively high percentage of its assets in a limited number of issuers, it may be more susceptible to any economic, political or regulatory occurrence and to the financial conditions of the issuers in which it invests.

For defensive purposes under unusual market conditions, as a reserve for future investments, or to meet liquidity needs, the subadviser may temporarily invest some or all of the Fund's assets. Temporary investments may include but are not limited to cash or cash equivalents, such as short-term money market instruments, commercial paper, bank obligations, short-term notes, U.S. government securities, certificates of participation and trust certificates representing interests in U.S. government securities, and related repurchase agreements.

In pursuing its objective, MFS Mid Cap Growth Portfolio currently is subject to fundamental investment policies and operating (non-fundamental) investment policies described below under "Investment Restrictions".

MFS VALUE PORTFOLIO

MFS Value Portfolio's investment objective is to seek to provide capital appreciation and reasonable income. The Fund invests, under normal circumstances, at least 65% of its net assets in income producing equity securities of companies which MFS believes are undervalued in the market relative to their long-term potential.

MFS uses a bottom-up, as opposed to a top down, investment style in managing the Fund. This means that securities are selected based upon fundamental analysis of each issuer (such as an analysis of earnings, cash flows, competitive position and management abilities) performed by the Fund's portfolio managers and MFS large group of equity research analysts.

Other investments are allowed, including, but not limited to, those described below. Subject to its investment objective and the restrictions set forth below, the Fund may invest up to 35% of its net assets in foreign securities such as U.S. dollar-denominated securities of foreign issuers and ADRs.

In pursuing its investment objective, MFS Value Portfolio currently is subject to fundamental investment policies and operating (non-fundamental) investment policies described below under "Investment Restrictions".

MERCURY LARGE CAP PORTFOLIO FUND (FORMERLY, MERRILL LYNCH LARGE CAP PORTFOLIO)

Mercury Large Cap Core Portfolio's investment objective is to seek long term capital growth. The Fund invests, under normal circumstances, at least 80% of its net assets in equity securities of large cap companies that the subadviser selects from among those that are, at the time of purchase, included in the Russell 1000(R) Index ("80% investment policy"). The Fund may continue to hold a security after it has been removed from the Russell 1000(R) Index. While the investment emphasis is on equities, the Fund may also invest in convertible securities, preferred stock, rights, warrants, U.S. Government debt securities, and to a lesser extent, non-convertible debt securities. Additionally, the Fund may hold assets in cash, cash equivalents, short term securities, in such proportions as the subadviser deems appropriate, based on prevailing market or economic conditions, or for temporary defensive purposes.

The subadviser uses a proprietary, multi-factor quantitative model to look for companies within the Russell 1000(R) Index, that in the subadviser's opinion, are consistent with the investment objective of the Fund. The subadviser seeks to invest in securities believed to be undervalued or ones that show good prospects for earnings growth. The Fund seeks securities such that the sum of the relative (to the S&P 500) price-to earnings ratio and price-to-book ratio for a particular security are between 1.75 and 2.25. In seeking to outperform its benchmark, the Russell 1000(R) Index, the Fund will allocate its common stock investments among sectors in a manner generally comparable to the sector weightings in the Russell 1000(R) Index, as those sectors are defined by the S&P
500. Individual holdings generally will be allocated so that no individual security held by the Fund is overweighted in the Fund as compared to its weighting in the Russell 1000(R) Index by more than 1%, and no security is underweighted as compared to its weighting in the Russell 1000(R) Index by more than 1%.

The Fund anticipates that its sector allocations, as a percentage of its common stock investments, to larger capitalized industries generally will be no more than two times that sector's weighting in the applicable Russell 1000(R) Index, while its sector allocations to smaller capitalized industries generally will be no more that three times that sector's weighting in the Russell 1000(R) Index. "Larger" or "smaller" capitalized industries for this purpose will be determined by the relative size of the sector within the Russell 1000(R) Index, with any sector representing approximately 10% or more of the index being considered as a "larger" industry. Notwithstanding these guidelines, the Fund reserves the right to invest up to 10% of its total assets in any one sector of the Russell 1000(R) Index and the Fund is not limited to investing only 10% of its assets in any one sector if the guidelines listed above permit a larger allocation. The subadviser is not required to follow these parameters in selecting securities at all times, and is not required to sell securities if they fall outside of these parameters.

In pursuing its objective, Mercury Large Cap Core Portfolio currently is subject to fundamental investment policies and operating (non-fundamental) investment policies described below under "Investment Restrictions".

SOCIAL AWARENESS STOCK PORTFOLIO

Social Awareness Stock Portfolio's investment objective is long-term capital appreciation and retention of net investment income. The Fund seeks to fulfill this objective by selecting investments, primarily equity securities, that Smith Barney Fund Management ("SBFM"), formerly SSB Citi Fund Management LLC ("SSB Citi") determines meet its investment screen, based on analysis of data, and, to the extent possible, certain social criteria. SBFM has discretion to determine the source for the data.

The Fund normally invests 80% of its assets in equity securities ("80% investment policy"). The portfolio manager generally selects common stocks that are diversified across industries and companies. For defensive purposes or for temporary investment of cash flows, however, the Fund may invest in bonds, notes or other evidence of indebtedness, issued publicly or placed privately, deemed to be of suitable credit quality, including U.S. government securities.

SOCIAL CRITERIA. SBFM uses certain supportive social criteria in seeking common stocks that are acceptable investments for the Fund. Supportive criteria are such factors as favorable attitudes toward preserving the environment, waste management strategies, and supportive employee work environments. Companies are avoided as unacceptable investments for the Fund if a significant portion of their revenues, as determined by

SBFM, is derived from: (1) producing tobacco, tobacco products, alcohol, or military defense systems; or (2) providing military defense related services or gambling services. These investment restrictions are not fundamental and may be changed without shareholder approval.

The Fund's principal objective does not preclude it from realizing short-term gains when the subadviser believes that conditions suggest the Fund's long-term goal is best accomplished by such short-term transactions. Further, if a company fails to meet the Fund's social criteria after it has purchased the company's common stock or if the Fund inadvertently acquires a security that is not an acceptable investment, SBFM may determine to sell such securities within a reasonable period of time. However, the subadviser does not anticipate engaging in active and frequent trading as it generally manages the Fund in a "buy and hold" style.

OPERATING POLICIES. Changes in the Fund's investments may be made from time to time to take into account changes in the outlook for particular industries or companies. The Fund's investments will not be concentrated in any one industry, which means that no more than twenty-five percent of the value of its assets will be invested in any one industry. While the Fund may occasionally invest in foreign securities through ADRs, it is not anticipated that such investments will, at any time, account for more than ten percent of its investment portfolio.

The Fund's assets generally are kept fully invested except that: (1) sufficient cash may be kept on hand reasonably to provide for variable annuity contract obligations, and (2) reasonable amounts of cash, U.S. government or other liquid securities, such as short-term bills and notes, may be held for limited periods, pending investments in accordance with its investment policies. When the subadviser determines that investments of other types may be advantageous for defensive purposes or for temporary investment of cash flows, however, investments may be made in cash and cash investments, bonds, notes, or other evidence of indebtedness, issued publicly or placed privately, deemed to be of suitable credit quality, including U.S. government securities.

The Fund does not intend to make short sales of securities or make purchases on margin, except for short-term credits that are necessary for the clearance of transactions, except as permitted under the 1940 Act.

In pursuing its objective, Social Awareness Stock Portfolio currently is subject to fundamental investment policies and operating (non-fundamental) investment policies described below under "Investment Restrictions".

TRAVELERS QUALITY BOND PORTFOLIO

Travelers Quality Bond Portfolio's investment objective is to seek current income, moderate capital volatility and total return. The Fund normally invests 80% of its assets in investment-grade bonds and debt obligations ("80% investment policy"). Such bonds and obligations include, but not limited to:

       o   treasury bills;

       o   repurchase agreements;

       o   commercial paper and other short term instruments;

       o   bank certificates of deposit and bankers' acceptances; and

       o publicly traded debt securities, including bonds, notes, and debentures; and

       o   equipment trust certificates.

Permissible securities may carry certain equity features such as conversion or exchange rights or warrants for the acquisition of stocks of the same or a different issuer, or participation based on revenues, sales or profits. The adviser anticipates that the Fund will maintain an average portfolio duration not exceeding five years. In the case of mortgage-backed securities, the estimated average life of cash flows will be used instead of average duration. Investment in longer-term obligations may be made if the investment adviser concludes that the investment yields justify a longer-term commitment. No more than 25% of the value of the Fund's assets will be invested in any one industry.

The Fund is actively managed, and investments may be sold prior to maturity if the adviser deems it to be advantageous in light of factors such as market conditions or brokerage costs. While the Fund's investments are generally not listed securities, there are firms that make markets in the type of debt instruments that the Fund holds. The adviser anticipates no problems of liquidity with the Fund's investments.

From time to time, the Fund may commit to purchase when-issued securities. The Fund also may purchase and sell interest-rate futures contracts to hedge against changes in interest rates that might otherwise have an adverse effect upon the value of the portfolio securities.

In pursuing its objective, Travelers Quality Bond Portfolio currently is subject to investment policies and operating (non-fundamental) investment policies described below under "Investment Restrictions".

U.S. GOVERNMENT SECURITIES PORTFOLIO

U.S. Government Securities Portfolio's investment objective is the selection of investments from the point of view of an investor concerned primarily with highest credit quality, current income and total return. To achieve this objective, the Fund normally invests at least 80% of its assets in U.S. government securities, which includes obligations of the U.S. Government and of its agencies, instrumentalities, and government-sponsored enterprises as defined earlier in this SAI ("80% investment policy").

Not all U.S. government securities are backed by the full faith and credit of the United States. For example, obligations issued by Fannie Mae are supported by its right to borrow from the U.S. Treasury. Other U.S. government securities, such as those issued by the Federal Farm Credit Banks Funding Agency, are backed only by the credit of the issuing entity. Although U.S. government securities generally are considered to be high quality, there is no assurance that the U.S. Government would provide financial assistance to an agency, instrumentality or government-sponsored enterprise if it were not obligated by law to do so.

The Fund may purchase put and call options and other instruments and strategies described above, including futures contracts as a hedge against changes in interest rates.

In pursuing its objective, U.S. Government Securities currently is subject to fundamental investment policies and operating (non-fundamental) investment policies described below under "Investment Restrictions".

PIONEER FUND PORTFOLIO

Pioneer Fund Portfolio seeks reasonable income and growth of capital by investing in a broad list of carefully selected, reasonably priced securities. Most of the Fund's assets are invested in common stocks and other equity securities, primarily of U.S. issuers, such as preferred stocks, depository receipts and securities convertible into common stock, but the Fund may also invest in debt securities and cash equivalent investments. The Fund may not invest more than 10% of its total assets in securities of non-U.S. issuers.

In pursuing its objective, Pioneer Fund Portfolio currently is subject to fundamental investment policies and operating (non-fundamental) investment policies described below under "Investment Restrictions".

ZERO COUPON BOND FUND PORTFOLIO (SERIES 2005)

The objective of the Zero Coupon Bond Fund Portfolio is to provide as high an investment return as is consistent with the preservation of capital. The Portfolio's investment objective is fundamental. The Fund matures on the third Friday of December of 2005 (the "Target Date"). On the Portfolio's Target Date, the Portfolio will be converted to cash and the investor may invest in another of the funding options available under the variable annuity or variable life contract that offers the Fund as an investment option.

The Fund seeks to return a reasonably assured targeted dollar amount, predictable at the time of investment, on a specific target date in the future by investing in primarily zero coupon securities that pay no cash income but are acquired by the Fund at substantial discounts from their value at maturity. The Fund may not be appropriate for investors who do not plan to have their premiums invested in Fund shares for the long-term or until maturity.

Under normal circumstances, the Fund invests at least 80% of its assets in Zero Coupon securities, a term used collectively for stripped Treasury securities, stripped government securities, stripped corporate securities and stripped Eurodollar obligations and other stripped securities, all described below ("80% investment policy"). Zero Coupon securities may consist of:

             (l) debt obligations issued by the U.S. Treasury that have been stripped of their unmatured interest coupons, interest coupons that have been stripped from debt obligations issued by the U.S. Treasury, and receipts and certificates for stripped debt obligations and stripped coupons, including U.S. government trust certificates (collectively, "Stripped Treasury Securities") (but currently not anticipated to be in excess of 55% of a Fund's assets);

             (2) other zero coupon securities issued by the U.S. government and its agencies and instrumentalities, by a variety of tax-exempt issuers such as state and local governments and their agencies and instrumentalities and by "mixed-ownership government corporations" (collectively, "Stripped Government Securities");

             (3) zero coupon securities issued by domestic corporations which consist of corporate debt obligations without interest coupons, and, if available, interest coupons that have been stripped from corporate debt obligations, and receipts and certificates for such stripped debt obligations and stripped coupons (collectively, "Stripped Corporate Securities");

             (4) stripped principal obligations and stripped coupons of asset-backed securities, which zero coupon-type securities may exist today or may be developed in the future. These securities may be illiquid and are subject to the 15% limitation for such securities; and

             (5) stripped Eurodollar obligations, which are debt securities denominated in U.S. dollars that are issued by foreign issuers, often subsidiaries of domestic corporations ("Stripped Eurodollar Obligations").

The remaining 20% of the Fund's assets may be invested in non-zero coupon securities such as common stock and other equity securities, interest-paying bonds and other debt securities, and money market instruments. In addition, the Fund will not purchase illiquid securities, including restricted or other securities that are not readily marketable (such as repurchase agreements with maturities in excess of seven days) if more than 15% of the Fund's total assets would be invested in such securities.

In pursuing its objective, the Zero Coupon Bond Fund Portfolio follows fundamental investment policies and operating (non-fundamental) investment policies described below under "Investment Restrictions."

[PIONEER MID CAP VALUE PORTFOLIO]

The Pioneer Mid Cap Value Portfolio seeks capital appreciation. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its assets in equity securities of mid-size companies ("80% investment policy"). Mid-size companies are considered to be those with market values within the range of market values of companies included in the Russell Midcap Value Index, which is a widely recognized, unmanaged index of mid-size common stock prices. Equity securities include common stocks, convertible debt and other equity instruments, such as depository receipts, warrants, rights, real estate investment trusts ("REITs") and preferred stocks. The Fund may invest up to 25% of its assets in REITs.

The Fund's subadviser employs a value-driven approach to seek out securities it believes are selling at substantial discounts to their underlying values with the goal of holding these securities until the market values reflect their intrinsic values. Securities are selected based on potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. The subadviser focuses on the quality and price of individual issuers, not on economic sector or market timing strategies.

Consistent with its objective, the Fund may invest up to 20% of its assets in fixed-income securities, which includes U.S. Government obligations, certificates of deposit, and short-term money market instruments and it may invest up to 25% of its assets in foreign securities, but it will not invest more than 5% of its assets in the securities of emerging markets issuers.

In pursuing its objective, the Pioneer Mid Cap Value Portfolio follows fundamental investment policies and operating (non-fundamental) investment policies described below under "Investment Restrictions."

[SMALL CAP GROWTH PORTFOLIO]

The Small Cap Growth Portfolio's investment objective is to seek capital appreciation by investing, under normal conditions, at least 80% of its assets in common stocks and other equity securities of small U.S. companies. Small companies are considered to be those with a market capitalization at the time of investment that is no greater than the largest market capitalization of a company in the Russell 2000 Growth Index ("Index"), which is a widely recognized unmanaged index of small company common stock prices.

The Fund uses two subadvisers- Travelers Investment Management Company ("TIMCO") and Janus Capital Management LLC ("Janus"). Each of the Fund's subadvisers independently chooses and maintains a portfolio of equity securities for the Fund. TAMIC, the adviser, decides the proportion of Fund assets to be managed by each subadviser, but will generally allocate approximately 50% of each day's incoming (or outgoing) assets to each subadviser, and will periodically reallocate assets to maintain a 50/50 split.

Each subadviser uses a different security selection process for its portion of the Fund's assets. However, each buys stocks of small companies that, in the subadviser's opinion, have strong growth potential.

TIMCO uses quantitative analysis to identify stocks in the Index that possess attractive growth or value characteristics, with an emphasis on growth charcteritcs. Quantitative methods are also used to control portfolio risk related to broad macroeconomic factors such as interest rate changes.

Janus applies a "bottom up" approach in choosing investments - looking at companies one at a time to seek out an attractive investment opportunity.

[SMALL CAP VALUE PORTFOLIO]

The Small Cap Value Fund seeks capital appreciation by investing, under normal conditions, at least 80% of its assets in common stocks and other equity securities of small U.S. companies. Small companies are considered to be those with a market capitalization at the time of investment that is no greater than the largest market capitalization of a company in the Russell 2000 Value Index ("Index"), which is a widely recognized unmanaged index of small company common stock prices.

The Fund uses two subadvisers- Travelers Investment Management Company ("TIMCO") and Dreman Value Management LLC ("Dreman"). Each of the Fund's subadvisers independently chooses and maintains a portfolio of equity securities for the Fund. TAMIC, the adviser, decides the proportion of Fund assets to be managed by each subadviser, but will generally allocate approximately 50% of each day's incoming (or outgoing) assets to each subadviser, and will periodically reallocate assets to maintain a 50/50 split.

Each subadviser uses a different security selection process for its portion of the Fund's assets. However, each buys stocks of small companies that, in the subadviser's opinion, have value characteristics.

TIMCO uses quantitative analysis to identify stocks in the Index that possess attractive value or growth characteristics, with an emphasis on value characteristics. Quantitative methods are also used to control portfolio risk related to broad macroeconomic factors such as interest rate changes.

The Dreman portfolio managers focus their stock selection process on small companies with below market price-to-earnings (P/E) ratios. The managers also identify value opportunities in small companies by low price compared to book value, cash flow and yield. Individual companies are analyzed to identify those that are fundamentally sound and appear to have strong potential for earnings and dividend growth over the Index.

AGGRESSIVE STRATEGY PORTFOLIO

The Aggressive Strategy Portfolio seeks long-term growth of capital by investing, under normal conditions, 100% of its assets in other investment companies ("Underlying Funds") that invest primarily in equity securities. The Underlying Funds use a wide variety of investment styles, and the Fund generally will have exposure, indirectly through the Underlying Funds, to the equity securities of companies of various sizes and may also have some exposure to the securities of foreign issuers.

CONSERVATIVE STRATEGY PORTFOLIO

The Conservative Strategy Portfolio seeks a high level of current income with some consideration given to growth of capital, by investing, under normal conditions, 100% of its assets in other investment companies ("Underlying Funds"). The subadviser normally allocates the Fund's assets among Underlying Funds as follows:

       o 60-90% of its total assets in Underlying Funds that invest primarily in fixed-income securities

       o 10-40% in Underlying Funds that invest primarily in equity securities.

While the actual allocations will vary at any given time, the subadviser expects that over the long term they will average out to be approximately in the middle of these allocation ranges.

The Underlying Funds use a wide variety of investment styles, and the Fund generally will have exposure, indirectly through the Underlying Funds, to fixed-income securities of various types (E.G., corporate bonds, U.S. government and agency bonds, mortgage- and asset-backed securities, and money market instruments), and of various credit qualities and maturities. Similarly, the Fund will have indirect exposure to the equity securities of companies of various sizes. The Fund will have exposure mainly to the securities of U.S. issuers, but may also have some exposure to the securities of foreign issuers.

MODERATE-CONSERVATIVE STRATEGY PORTFOLIO

The Moderate-Conservative Strategy Portfolio seeks a balance between a high level of current income and growth of capital, with a greater emphasis on income, by investing, under normal conditions, 100% of its assets in other investment companies ("Underlying Funds"). The subadviser normally allocates the Fund's assets among Underlying Funds as follows:

       o 45-75% of its total assets in Underlying Funds that invest primarily fixed-income securities

       o 25-55% in Underlying Funds that invest primarily in equity securities.

While the actual allocations will vary at any given time, the subadviser expects that over the long term they will average out to be approximately in the middle of these allocation ranges.

The Underlying Funds use a wide variety of investment styles, and the Fund generally will have exposure, indirectly through the Underlying Funds, to fixed-income securities of various types (E.G., corporate bonds, U.S. government and agency bonds, mortgage- and asset-backed securities, and money market instruments), and of various credit qualities and maturities and the Fund will have indirect exposure to the equity securities of companies of various sizes and indirect exposure to. The Fund will have exposure mainly to the securities of U.S. issuers, but may also have some exposure to the securities of foreign issuers.

MODERATE STRATEGY PORTFOLIO

The Moderate Strategy Portfolio seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital, by investing, under normal conditions, 100% of its assets in other investment companies ("Underlying Funds"). The subadviser normally allocates the Fund's assets among Underlying Funds as follows:

       o 45-75% of its total assets in Underlying Funds that invest primarily in equity securities

       o 25-55% in Underlying Funds that invest primarily in fixed-income securities.

While the actual allocations will vary at any given time, the subadviser expects that over the long term they will average out to be approximately in the middle of these allocation ranges.

The Underlying Funds use a wide variety of investment styles, and the Fund generally will have exposure, indirectly through the Underlying Funds, to the equity securities of companies of various sizes and indirect exposure to fixed-income securities of various types (E.G., corporate bonds, U.S. government and agency bonds, mortgage- and asset-backed securities, and money market instruments), and of various credit qualities and maturities. The Fund will have exposure mainly to the securities of U.S. issuers, but may also have some exposure to the securities of foreign issuers.

MODERATE-AGGRESSIVE STRATEGY PORTFOLIO

The Moderate-Aggressive Strategy Portfolio seeks long-term growth of capital by investing, under normal conditions, 100% of is assets in other investment companies ("Underlying Funds"). The subadviser normally allocates the Fund's assets among Underlying Funds as follows:

       o 60-80% of its total assets in Underlying Funds that invest primarily in equity securities

       o 20-40% in Underlying Funds that invest primarily in fixed-income securities.

While the actual allocations will vary at any given time, the subadviser expects that over the long term they will average out to be approximately in the middle of these allocation ranges.

The Underlying Funds use a wide variety of investment styles, and the Fund generally will have exposure, indirectly through the Underlying Funds, to the equity securities of companies of various sizes and indirect exposure to fixed-income securities of various types (E.G., corporate bonds, U.S. government and agency bonds, mortgage- and asset-backed securities, and money market instruments), and of various credit qualities and maturities. The Fund will have exposure mainly to the securities of U.S. issuers, but may also have some exposure to the securities of foreign issuers.

FOR AGGRESSIVE STRATEGY PORTFOLIO, MODERATE-AGGRESSIVE STRATEGY PORTFOLIO, MODERATE STRATEGY PORTFOLIO, MODERATE-CONSERVATIVE STRATEGY PORTFOLIO AND CONSERVATIVE STRATEGY PORTFOLIO

The Subadviser uses its proprietary technology to aid in allocating assets within the universe of the Underlying Funds (as identified by TAMIC, as described below) taking into consideration the Fund's investment strategy. Periodically, the Subadviser will re-evaluate asset allocations and if, based upon its proprietary technology an adjustment to the allocation is appropriate, and consistent with the Fund's investment strategy set forth herein, then the Subadviser shall reallocate assets among the Underlying Funds. The subadviser may also consider factors such as an Underlying Fund's investment style and market capitalization weightings when making its investment decisions, in order to take advantage of medium-term trends.

Underlying Funds may include any investment company for which TAMIC or any of its affiliates serves as investment adviser and that is offered to insurance company separate accounts. TAMIC is responsible for selecting a universe of such funds that may be used by the subadviser as Underlying Funds. Certain investment companies advised by TAMIC may be given preference for use as Underlying Funds over similar funds advised by TAMIC affiliates.

                             INVESTMENT RESTRICTIONS

At a shareholder meeting held April 30, 1999, the Funds (generally excluding Equity Income and Large Cap Portfolios and except as indicated otherwise below) adopted the following investment policies as fundamental (those that may not be changed without shareholder approval).

FUNDAMENTAL POLICIES

Each of the Trust's Portfolios (including Equity Income and Large Cap Portfolios), irrespective of any fundamental or non-fundamental, operating investment policies, may invest all or a portion of its assets in one or more investment companies without a shareholder vote.

       1. DIVERSIFICATION: (except MFS Mid Cap Growth Portfolio, Conservative Strategy Portfolio, Moderate Strategy Portfolio, Moderate-Conservative Strategy Portfolio, Moderate-Aggressive Strategy Portfolio and Aggressive Strategy Portfolio) with respect to 75% of its assets, a Fund may not purchase a security other than a security issued or guaranteed by the U.S. Government, its agencies, instrumentalities, or government-sponsored enterprises or a security of an investment company if, as a result: (1) more than 5% of the Fund's total assets would be invested in the securities of a single issuer, or (2) the Fund would own more than 10% of the outstanding voting securities of any single issuer.

       2. INDUSTRY CONCENTRATION: a Fund may not purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry. For purposes of this policy, there is no limit on: (1) investments in U. S. government securities, in repurchase agreements covering U. S. government securities, in securities issued by the states, territories or possessions of the United States ("municipal securities") or in foreign government securities; or (2) investment in issuers domiciled in a single jurisdiction. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, except to the extent that it invests in other investment companies pursuant to Section 12(d)(1)(A) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

       3. BORROWING: a Fund may not borrow money if, as a result, outstanding borrowings would exceed an amount equal to one-third of the Fund's total assets.

       4. REAL ESTATE: a Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business).

       5. LENDING: a Fund may not make loans to other parties if, as a result, more than one third of its total assets would be loaned to other parties. For purposes of this policy, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of loans.

       6. COMMODITIES: a Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts and options on futures or from investing in securities or other instruments backed by physical commodities).

       7. UNDERWRITING: a Fund may not be an underwriter (as that term is defined in the 1933 Act) of securities issued by other persons except, to the extent that in connection with the disposition of its assets, the Fund may be deemed to be an underwriter.

       8. SENIOR SECURITIES: a Fund may not issue any class of senior securities except to the extent consistent with the 1940 Act.

NON-FUNDAMENTAL POLICIES

The following investment policies are non-fundamental policies that each Fund (generally excluding Equity Income and Large Cap Portfolios and except as otherwise noted below) currently complies with:

       1. MFS MID CAP GROWTH PORTFOLIO, CONSERVATIVE STRATEGY PORTFOLIO, MODERATE STRATEGY PORTFOLIO, MODERATE-CONSERVATIVE STRATEGY PORTFOLIO, MODERATE-AGGRESSIVE STRATEGY PORTFOLIO, AND AGGRESSIVE STRATEGY PORTFOLIO are "non-diversified" as that term is defined in the 1940 Act. To the extent required to qualify as a regulated investment company under the Code, a Fund may not purchase a security (other than a U.S. government security or a security of an investment company) if, as a result: (1) with respect to 50% of its assets, more than 5% of the Fund's total assets would be invested in the securities of any single issuer; (2) with respect to 50% of its assets, the Fund would own more than 10% of the outstanding securities of any single issuer; or (3) more than 25% of the Fund's total assets would be invested in the securities of any single issuer. Although Conservative Strategy Portfolio, Moderate Strategy Portfolio, Moderate-Conservative Strategy Portfolio, Moderate-Aggressive Strategy Portfolio, and Aggressive Strategy Portfolio are classified as non-diversified" the Funds are currently operating as diversified funds.

       2. BORROWING: for purpose of the borrowing limitation, the following are not treated as borrowings to the extent they are fully collateralized: (1) the delayed delivery of purchased securities (such as the purchase of when-issued securities); (2) reverse repurchase agreements; (3) dollar-roll transactions; and (4) the lending of securities ("leverage transactions"). (See Fundamental Policy No. 3 "Borrowing.")

       3. LIQUIDITY: No Fund will invest more than 15% of its net assets in: (1) securities that cannot be disposed of within seven days at their then-current value; (2) repurchase agreements not entitling the holder to payment of principal within seven days; and, (3) securities subject to restrictions on the sale of the securities to the public without registration under the 1933 Act ("restricted securities") that are not readily marketable. Each Fund may treat certain restricted securities as liquid pursuant to guidelines adopted by the Trust's Board of Trustees.

       4. EXERCISING CONTROL OF ISSUERS: No Fund will make investments for the purpose of exercising control of an issuer. Investments by a Fund in entities created under the laws of foreign countries solely to facilitate investment in securities in that country will not be deemed the making of investments for the purpose of exercising control.

       5. OTHER INVESTMENT COMPANIES: No Fund will invest in securities of another investment company, except to the extent permitted by the 1940 Act and the rules, and regulations and exemptions thereunder.

       6. SHORT SALES:

             a. For Disciplined Mid Cap Stock, Mercury Large Cap Core (formerly, Merrill Lynch Large Cap Core), and U.S. Government Securities Portfolios: no Fund will sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options on futures are not deemed to constitute selling securities short.

             b. For Zero Coupon Bond Fund Portfolio (Series 2005): no Fund will make short sales of securities or maintain a short position, except to the extent of 5% of the Fund's net assets (excluding the value of any securities sold short against-the-box), and provided that transactions in futures contracts and options on futures are not deemed to constitute selling securities short.

             c. For Federated High Yield Portfolio: the Fund will not sell securities short except, under strict limitations, the Fund may maintain open short positions so long as not more than 10% of the value of its net assets is held as collateral for those positions, and provided that transactions in options, and futures contracts and options on futures are not deemed to constitute selling securities short.

       7. PURCHASING ON MARGIN: No Fund will purchase securities on margin, except that the Fund may use short-term credit for the clearance of its portfolio transactions, and provided that initial and variation margin payments in connection with futures contracts and options on futures contracts or other permissible investments shall not constitute purchasing securities on margin.

       8. LENDING: No Fund will lend a security if, as a result, the amount of loaned securities would exceed an amount equal to one-third of the Fund's total assets.

       9. PLEDGING: No Fund will pledge its assets except as permitted by the 1940 Act.

       10. SHAREHOLDER NOTICE (except MFS Value): Each Fund will notify shareholders at least 60 days' prior to changing its 80% investment policy.

                              VALUATION AND PRICING

VALUATION. We determine current value for a Fund's portfolio securities as follows:

       o securities traded on national securities markets are valued at the closing prices on such markets

       o securities for which no sales prices were reported and U.S. government and agency obligations are valued at the mean between the last reported bid and ask prices or on the basis of quotations received from unaffiliated reputable brokers or other recognized sources

A Fund values short-term money market instruments with maturities of 60 days or less at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount) which, when combined with accrued interest receivable, approximates market value. All other investments are valued at fair value as determined in good faith by the Board.

PRICING. We compute the Fund's net asset value per share as of the close of regular trading on the New York Stock Exchange ("Exchange") (currently 4:00 p.m. Eastern time) each day the Exchange is open for business. It is expected that the Exchange will be closed on Saturdays and Sundays and on the observed holidays of New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share is arrived at by determining the value of the Fund's assets, subtracting its liabilities, and dividing the result by the number of shares outstanding. Fund shares are redeemed at the redemption value next determined after the Fund receives a redemption request. The redemption value is the net asset value adjusted for fractions of a cent and may be more or less than the shareholder's cost depending upon changes in the value of the Fund's portfolio between purchase and redemption.

When market prices or quotations are not readily available or appear to be unreliable, or if a significant event has occurred between the time at which a market price is determined and the time at which a Fund's NAV is calculated, an asset may be valued at "fair value" as determined in good faith in accordance with procedures adopted by the Trust's Board of Trustees. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before a Fund's NAV is calculated. The Funds use a fair value model developed by a pricing service to value foreign securities on days when there is a certain percentage change in the value of a domestic equity security index. Such percentage may be changed from time to time.

We compute a Fund's redemption value as of the close of the Exchange at the end of the day on which it has received all proper documentation from the shareholder. Redemption proceeds are normally wired or mailed either the same or the next business day, but in no event later than seven days thereafter.

A Fund may temporarily suspend the right to redeem its shares when: (1) the Exchange is closed, other than customary weekend and holiday closings; (2) trading on the Exchange is restricted; (3) an emergency exists as determined by the SEC so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable; or (4) the SEC, for the protection of shareholders, so orders.

                                  DISTRIBUTIONS

The Trust intends to distribute dividends from each Fund's net investment income and all net realized capital gains annually in shares or, at the option of the shareholder, in cash. When a Fund makes a distribution, it intends to distribute only its net capital gains and such income as has been predetermined to be taxable as ordinary income. Therefore, net investment income distributions will not be made on the basis of distributable income as computed on the Fund's books but will be made on a federal income tax basis.

                              TRUSTEES AND OFFICERS

Under Massachusetts law, the Trust's Board has absolute and exclusive control over the management and disposition of all assets of the Funds. Subject to the provisions of the Declaration of Trust, the business and affairs of the Funds are managed by the Board of Trustees or other parties so designated by the Board. The following tables give information about each trustee and the officers of the Funds.

OFFICERS AND INTERESTED TRUSTEES

                                                                                                         NUMBER OF
                                                                                                       PORTFOLIOS IN
                                               TERM OF                                                     FUND           OTHER
                                              OFFICE AND                                                  COMPLEX      DIRECTORSHIPS
                        POSITION(S) HELD      LENGTH OF                                                 OVERSEEN BY      HELD BY
NAME ADDRESS AND AGE        WITH FUND         TIME SERVED   PRINCIPAL OCCUPATION DURING LAST FIVE YEARS  DIRECTOR        DIRECTOR
--------------------    ----------------      -----------   ------------------------------------------- -------------  ------------
 *R. Jay Gerken              Chairman,        Since 2002    Managing Director (1989 to present) of          221           None
 399 Park Avenue          President, CEO                    Citigroup Global Markets Inc.;
 New York, NY               and Trustee                     Chairman, President and CEO of Smith
 Age 53                                                     Barney Fund Management LLC; Travelers
                                                            Investment Adviser, Inc.
                                                            and CitiFund Management
                                                            Inc. Chairman, Chief
                                                            Executive Officer and
                                                            President, Board of
                                                            Managers (2002-present),
                                                            six Variable Annuity
                                                            Separate Accounts of The
                                                            Travelers Insurance
                                                            Company+; Chairman, Chief
                                                            Executive Officer and
                                                            President, Board of
                                                            Trustees (2002-present),
                                                            five Mutual Funds
                                                            sponsored by The
                                                            Travelers Insurance
                                                            Company.++

 Ernest J. Wright            Assistant        Since 2004    Vice President and Secretary                    N/A           None
 One Cityplace             Secretary to                     (1996-present), Assistant Secretary
 Hartford, Connecticut       the Board                      (1994-1996), Counsel (1987-present),
 Age 64                                                     The Travelers Insurance Company;
                                                            Secretary (1994 to
                                                            6-1-2004), Assistant
                                                            Secretary (6-1-2004 to
                                                            present), six Variable
                                                            Annuity Separate Accounts
                                                            of The Travelers
                                                            Insurance Company+;
                                                            Secretary (1994 to
                                                            6-1-2004), Assistant
                                                            Secretary (6-1-2004 to
                                                            present), five Mutual
                                                            Funds sponsored by The
                                                            Travelers Insurance
                                                            Company.++

 Kathleen A. McGah         Secretary to       Since 2004    Deputy General Counsel (1999 -                  N/A           None
 One Cityplace               The Board                      present); Assistant Secretary
 Hartford, Connecticut                                      (1995-present), The Travelers
 Age 54                                                     Insurance Company; Assistant Secretary
                                                            (1995 to 6-1-2004),
                                                            Secretary (6-1-2004 to
                                                            present), six Variable
                                                            Annuity Separate Accounts
                                                            of The Travelers
                                                            Insurance Company+;
                                                            Assistant Secretary,
                                                            (1995 to 6-1-2004),
                                                            Secretary (6-1-2004 to
                                                            present), five Mutual
                                                            Funds sponsored by The
                                                            Travelers Insurance
                                                            Company.++ Prior to
                                                            January 1995, Counsel,
                                                            ITT Hartford Life
                                                            Insurance Company.

 Andrew B. Shoup            Senior Vice       Since 2004    Director of Citigroup Asset                     N/A           None
 125 Broad Street          President and                    Management; Senior Vice President and
 New York, New York            Chief                        Chief Administrative Officer of five
 Age 48                   Administrative                    Mutual Funds sponsored by The
                              Officer                       Travelers Insurance Company.++
                                                            Treasurer of certain mutual funds
                                                            associated with Citigroup. Head of
                                                            International Funds Administration of
                                                            CAM (2001-2003); Director of Global
                                                            Funds Administration of CAM from
                                                            200-2001' Head of U.S. Citibank Funds
                                                            Administration of CAM (1998-2000)

 Kaprel Ozsolak              Treasurer        Since 2002    Vice President of Citigroup Global              N/A           None
 125 Broad Street                                           Markets Inc.; Controller
 New York, New York                                         (2002-present), five Mutual Funds
 Age 39                                                     sponsored by The Travelers Insurance
                                                            Company. ++

                                                                                                         NUMBER OF
                                                                                                       PORTFOLIOS IN
                                               TERM OF                                                     FUND           OTHER
                                              OFFICE AND                                                  COMPLEX      DIRECTORSHIPS
                        POSITION(S) HELD      LENGTH OF                                                 OVERSEEN BY      HELD BY
NAME ADDRESS AND AGE        WITH FUND         TIME SERVED   PRINCIPAL OCCUPATION DURING LAST FIVE YEARS  DIRECTOR        DIRECTOR
--------------------    ----------------      -----------   ------------------------------------------- -------------  ------------
 Andrew Beagley                Chief          Since 2002    Director of Citigroup Global Markets,           N/A           None
 399 Park Avenue            Anti-Money                      Inc. (since 2000); Director of
 New York, New York         Laundering                      Compliance, North America, Citigroup
 Age 40                     Compliance                      Asset Management (since 2000); Chief
                              Officer                       Anti-Money Laundering Compliance
                                                            Officer and Vice President of certain
                                                            mutual funds associated with
                                                            Citigroup; Director of Compliance,
                                                            Europe, the Middle East and Africa,
                                                            Citigroup Asset Management (from 1999
                                                            to 2000); Compliance Officer, Salomon
                                                            Brothers Asset Management Limited,
                                                            Smith Barney Global Capital Management
                                                            Inc., Salomon Brothers Asset
                                                            Management Asia Pacific Limited (from
                                                            1997 to 1999); Chief AML Compliance
                                                            Officer of five Mutual Funds sponsored
                                                            by The Travelers Insurance Company.++

 William D. Wilcox           Chief AML        Since 2002    Counsel and Chief Compliance Officer            N/A           None
One Cityplace               Compliance                      (1999 - present); The Travelers
Hartford, CT              Officer, Chief                    Insurance Company; Chief AML
Age 40                      Compliance                      Compliance (2002-present), six
                              Officer                       Variable Annuity Separate Accounts of
                                                            The Travelers Insurance Company.+;
                                                            Chief Compliance Officer
                                                            (2004-present), five Mutual Funds
                                                            sponsored by The Travelers Insurance
                                                            Company. ++


NON-INTERESTED TRUSTEES

                                                                                                         NUMBER OF
                                                                                                       PORTFOLIOS IN
                                               TERM OF                                                     FUND           OTHER
                                              OFFICE AND                                                  COMPLEX      DIRECTORSHIPS
                        POSITION(S) HELD      LENGTH OF                                                 OVERSEEN BY      HELD BY
NAME ADDRESS AND AGE        WITH FUND         TIME SERVED   PRINCIPAL OCCUPATION DURING LAST FIVE YEARS  DIRECTOR        DIRECTOR
--------------------    ----------------      -----------   ------------------------------------------- -------------  ------------
 Robert E. McGill, III    Trustee             Since 1991    Retired manufacturing executive.                34            None
 295 Hancock Street                                         Director (1983-1995), Executive Vice
 Williamstown, MA                                           President (1989-1994) and Senior Vice
 Age 73                                                     President, Finance and Administration
                                                            (1983-1989), The Dexter
                                                            Corporation (manufacturer
                                                            of specialty chemicals and
                                                            materials); Vice Chairman
                                                            (1990-1992), Director
                                                            (1983-1995), Life
                                                            Technologies, Inc. (life
                                                            science/biotechnology
                                                            products); Director,
                                                            (1994-1999), The
                                                            Connecticut Surety
                                                            Corporation (insurance);
                                                            Director (1995-2000),
                                                            Chemfab Corporation
                                                            (specialty materials
                                                            manufacturer); Director
                                                            (1999-2001), Ravenwood
                                                            Winery, Inc.; Director
                                                            (1999-2003), Lydall Inc.
                                                            (manufacturer of fiber
                                                            materials); Member, Board
                                                            of Managers
                                                            (1974-present), six
                                                            Variable Annuity Separate
                                                            Accounts of The Travelers
                                                            Insurance Company+;
                                                            Trustee (1990-present),
                                                            five Mutual Funds
                                                            sponsored by The Travelers
                                                            Insurance Company.++

                                                                                                         NUMBER OF
                                                                                                       PORTFOLIOS IN
                                               TERM OF                                                     FUND           OTHER
                                              OFFICE AND                                                  COMPLEX      DIRECTORSHIPS
                        POSITION(S) HELD      LENGTH OF                                                 OVERSEEN BY      HELD BY
NAME ADDRESS AND AGE        WITH FUND         TIME SERVED   PRINCIPAL OCCUPATION DURING LAST FIVE YEARS  DIRECTOR        DIRECTOR
--------------------    ----------------      -----------   ------------------------------------------- -------------  ------------
 Lewis Mandell            Trustee             Since 1991    Professor of Finance and Managerial             34          Director
 Trustee                                                    Economics, University at Buffalo since                   (2000-present),
 160 Jacobs Hall                                            1998. Dean, School of Management                         Delaware North
 Buffalo, NY                                                (1998-2001), University at Buffalo;                           Corp.
 Age 61                                                     Dean, College of Business                                 (hospitality
                                                            Administration (1995-1998), Marquette                       business)
                                                            University; Professor of Finance
                                                            (1980-1995) and Associate Dean
                                                            (1993-1995), School of Business
                                                            Administration, and Director, Center
                                                            for Research and Development in
                                                            Financial Services (1980-1995),
                                                            University of Connecticut; Member,
                                                            Board of Managers (1990-present), six
                                                            Variable Annuity Separate Accounts of
                                                            The Travelers Insurance Company+;
                                                            Trustee (1990-present), five Mutual
                                                            Funds sponsored by The Travelers
                                                            Insurance Company.++

 Frances M. Hawk,            Trustee          Since 1991    Private Investor, (1997-present);               34            None
 CFA, CFP                                                   Portfolio Manager (1992-1997), HLM
 Trustee                                                    Management Company, Inc. (investment
 108 Oxford Hill Lane                                       management); Assistant Treasurer,
 Downingtown, PA                                            Pensions and Benefits. Management
 Age 56                                                     (1989-1992), United Technologies
                                                            Corporation (broad-based
                                                            designer and manufacturer
                                                            of high technology
                                                            products); Member, Board
                                                            of Managers
                                                            (1991-present), six
                                                            Variable Annuity Separate
                                                            Accounts of The Travelers
                                                            Insurance Company+;
                                                            Trustee (1991-present),
                                                            five Mutual Funds
                                                            sponsored by The Travelers
                                                            Insurance Company.++

--------------
+ The six Variable Annuity Separate Accounts are: The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities, The Travelers Money Market Account for Variable Annuities, Tactical Growth and Income Stock Account for Variable Annuities, Tactical Short-Term Bond Account for Variable Annuities and Tactical Aggressive Stock Account for Variable Annuities.

++ The five Mutual Funds are: Capital Appreciation Fund, Money Market Portfolio,
   High Yield Bond Trust, Managed Assets Trust and The Travelers Series Trust.

* Mr. Gerken is an "interested person" within the meaning of the 1940 Act, as amended, by virtue of his position as Managing Director of Citigroup Global Markets Inc., an indirect wholly owned subsidiary of Citigroup Inc., and his ownership of shares and options to purchase shares of Citigroup Inc., the indirect parent of The Travelers Insurance Company.

Effective January 1, 2003, Mr. Knight Edwards retired from his directorship on the Board. He remains as an Emeritus Trustee. An Emeritus Trustee is permitted to attend meetings, but has no voting powers.

COMMITTEES. To operate more efficiently, the Board established two operating committees. The Nominating and Administration Committee recommends candidates for the nomination as members of the Board. The Committee also periodically reviews Board governance procedures, composition of the Board, compensation for the Board of Directors and the Committee monitors the performance of legal counsel employed by the Funds and the independent directors. The Nominating and Administration Committee will consider nominee recommendations by shareholders. Such recommendations should be submitted to the Fund in care of The Travelers Insurance Company, using the address on the cover page of this SAI. For the year ended December 31, 2004, the Nominating and Administration Committee met two times.

The Audit Committee monitors the appointment, compensation and termination of the Funds' independent auditors. The Committee also monitors the overall quality of the Funds' financial reports and other financial information, the independence and audit work of the Funds' independent auditors and the Funds' financial reporting policies, practices and internal controls. For the year ended December 31, 2004, the Audit Committee met [ ] times.

For the year ended December 31, 2004, the members of the Nominating and Administration Committee, and the Audit Committee were Robert E. McGill III, Lewis Mandell, and Frances M. Hawk. Trustees do not receive any additional compensation for their committee services.

COMPENSATION. Members of the Board who are also officers or employees of Citigroup Inc. or its subsidiaries are not entitled to any fee for their services to the Fund. Members of the Board who are not affiliated as employees of Citigroup, Inc. or its subsidiaries receive an aggregate retainer of $xx,xxx for service on the Boards of the five Mutual Funds sponsored by The Travelers Insurance Company and the six Variable Annuity Separate Accounts established by The Travelers Insurance Company. They also receive an aggregate fee of $x,xxx for each meeting of such Boards attended and an additional fee of $x,xxx for the second and each subsequent day of a regular scheduled meeting. Board Members with 10 years of service may agree to provide services as an emeritus director at age 72. Upon reaching 80 years of age, a Director must elect status as a emeritus director. An emeritus director will receive 50% of the annual retainer and 50% of meeting fees, if attended, but in no event for more than 10 years. The chart below shows the compensation paid to Board Members for the year ended December 31, 2003. Mr. Knight Edwards, as emeritus director, was paid $__________for the year ended December 31, 2004.

COMPENSATION TABLE.
INTERESTED TRUSTEES

                                                                  PENSION OR RETIREMENT       TOTAL COMPENSATION FROM
NAME OF PERSON,                        AGGREGATE COMPENSATION    BENEFITS ACCRUED AS PART      FUND AND FUND COMPLEX
POSITION                                    FROM FUND(1)             OF FUND EXPENSES            PAID TO DIRECTORS
------------------------              -------------------------  --------------------------  ---------------------------
Jay Gerken
   Chairman and Trustee............             N/A                         N/A                         N/A

INDEPENDENT TRUSTEES

                                                                  PENSION OR RETIREMENT       TOTAL COMPENSATION FROM
NAME OF PERSON,                        AGGREGATE COMPENSATION    BENEFITS ACCRUED AS PART      FUND AND FUND COMPLEX
POSITION                                    FROM FUND(1)             OF FUND EXPENSES            PAID TO DIRECTORS
------------------------              -------------------------  --------------------------  ---------------------------
     Robert E. McGill, III
       Trustee......................                                         N/A
     Lewis Mandell
       Trustee......................                                         N/A
     Frances M. Hawk, CFA, CFP
       Trustee......................                                         N/A

-----------------
 (1) No compensation was deferred for any Trustee or Officer under a deferred compensation plan.

The table below sets forth the dollar range of equity securities in the Funds beneficially owned by a Director, and, on an aggregate basis, in all registered investment companies overseen by a Director in the complex of Funds, as of December 31, 2004.

                                                                                    AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                      SECURITIES IN ALL REGISTERED
                                                                                    INVESTMENT COMPANIES OVERSEEN BY
                                          DOLLAR RANGE OF EQUITY SECURITIES IN      DIRECTORS IN FAMILY OF INVESTMENT
TRUSTEE                                               THE COMPANY                               COMPANIES
----------                               ---------------------------------------  --------------------------------------
R. Jay Gerken.........................                    None                                    None
Robert E. McGill, III.................                    None                                    None
Lewis Mandell.........................                    None                                    None
Frances M. Hawk.......................                    None                                    None

                                 CODE OF ETHICS

Pursuant to Rule 17j-1 of the 1940 Act, the Funds and their investment advisers and subadvisers have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the funds. All personnel must place the interest of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility.

                              DECLARATION OF TRUST

The Trust is organized as a Massachusetts business trust. Pursuant to certain decisions of the Supreme Judicial Court of Massachusetts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, even if the Trust were held to be a partnership, the possibility of its shareholders incurring financial loss for that reason appears remote because the Declaration of Trust contains an express disclaimer of shareholder liability for the Trust's obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees, and because the Declaration of Trust provides for indemnification out of Trust property for any shareholder held personally liable for the obligations of the Trust.

                          INVESTMENT ADVISORY SERVICES

As described above, the Board monitors the activities of those entities that provide investment management and subadvisory services to the Funds. TAMIC provides investment supervision to certain Funds described herein in accordance with each Fund's investment objectives, policies and restrictions. The advisers' responsibilities generally include the following:

             (1) engaging the services of one or more firms to serve as subadvisers to the Funds;

             (2) reviewing from time to time the investment policies and restrictions of the Funds in light of the Fund's performance and otherwise and after consultation with the Board, recommending any appropriate changes to the Board;

             (3) supervising the investment program prepared for the Funds by the subadviser;

             (4) monitoring, on a continuing basis, the performance of the Fund's securities;

             (5) arranging for the provision of such economic and statistical data as the advisers shall determine or as may be requested by the Board; and

             (6) providing the Board with such information concerning important economic and political developments as the advisers deem appropriate or as the Board requests.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

As previously noted, the Board of Trustees oversees the Funds' investment advisers and determines whether to approve and renew the Funds' Investment Advisory Agreements. In reviewing the Agreements, the Board considered a number of factors, many of which are discussed below, but did identify any single factor as controlling.

Capability of the Investment Adviser to Provide Services

The Board considered, among other things, the experience and expertise of each Investment Adviser's personnel. The Board considered such factors as other clients or Funds for which the Adviser performs similar services, investment performance of such other clients or Funds, the length of service to such other clients or Funds and the size of asset pools advised. Additionally, the Board also considered the educational background and professional experience of the Adviser's personnel. The Board also considered the availability of such personnel to the appropriate Fund, as well as each Adviser's policies relating to the assignment of personnel to the Funds.

Regulatory Compliance History

The Board considered whether any of the Advisers or any affiliate thereof had any regulatory compliance problems. The Board considered the number and type of complaints, if any, involving the Adviser, and considered any inquiries involving the Adviser by the SEC or other federal or state agencies.

Investment Performance of the Funds

The Board reviewed the performance of each Fund from several perspectives. The Board considered how well each Fund achieved its objective. The Board also compared each Fund's performance with other funds with similar objectives and policies, but with different Advisers. Additionally, the Board compared the performance of each Fund with appropriate market indices.

Profitability of the Investment Adviser

The Board considered the reasonableness of each Adviser's profit, if any, from the fees under each Agreement. The Board assessed the fees in light of each Adviser's overall financial position. The Board considered the appropriateness of the method by which the costs to the Adviser of providing services are computed. The Board examined any collateral benefits to the Adviser as a result of providing services to the Fund as well as collateral benefits to the Fund as a result of its relationship with the Adviser.

Expenses

The Board considered data on the advisory fees of a representative sample of funds that are comparable to each Fund. The Board also considered the expense ratios of a representative sample of funds comparable to each Fund. The Board reviewed whether there have been any economies of scale realized because of common management with other Funds or other Funds managed by the Adviser and considered the potential for further economies of scale.

After evaluation of information received at regular meetings throughout the year, the Board concluded that each Fund's investment advisory agreement is reasonable and fair to the Fund and its shareholders and should be continued.

THE ADVISERS

TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY LLC ("TAMIC")

TAMIC serves as investment adviser to all of the portfolios except Social Awareness Stock Portfolio. TAMIC was incorporated in 1978 under the laws of the State of New York. On February 15, 2000 TAMIC was converted into a Delaware Limited Liability Company. TAMIC is a registered investment adviser that has provided investment advisory services since its incorporation in 1978. TAMIC is an indirect wholly owned subsidiary of The Travelers Insurance Company, which is an indirect wholly owned subsidiary of Citigroup Inc. TAMIC's principal offices are located at 242 Trumbull Street, Hartford, Connecticut, 06115. TAMIC also provides investment advice to individual and pooled pension and profit-sharing accounts and non-affiliated insurance companies.

SMITH BARNEY FUND MANAGEMENT LLC ("SBFM")

SBFM serves as investment adviser to Social Awareness Stock Portfolio. SBFM was incorporated in December 1968 under the laws of the State of Delaware and converted into a Delaware limited liability company in 1999. SBFM is a wholly owned subsidiary of Salomon Smith Barney Holdings, Inc., which in turn is a wholly owned subsidiary of Citigroup Inc. SBFM is a registered as an investment adviser under the Investment Advisers Act of 1940 and is primarily engaged in the investment advisory business. SBFM furnishes investment management and advisory services to Social Awareness Stock Portfolio in accordance with the terms of an investment advisory agreement dated May 1, 1995, which was approved by shareholders at a meeting held on April 28, 1995. SBFM is located at 125 Broad Street, New York, New York 10004.

THE SUBADVISERS

Under the terms of investment subadvisory agreements, each subadviser provides an investment program for the Funds. The subadvisers make all determinations with respect to the purchase and sale of the portfolio securities (subject to the terms and conditions of the particular Fund's investment objective, policies, and restrictions and to the supervision of the Board and TAMIC) and places, in the Fund's name, all orders for execution of the portfolio transactions. In addition, Fidelity Management & Research Company ("FMR") is also are authorized to execute the orders. In the case of the other subadvisers, TAMIC is responsible for executing the orders.

For services rendered to the Portfolios, each subadviser charges a fee to TAMIC. No Fund pays any portion of a subadviser's fee, nor does a Fund have any obligation or responsibility to do so.

FEDERATED INVESTMENT MANAGEMENT COMPANY
FEDERATED HIGH YIELD PORTFOLIO

Federated Investment Management Company ("Federated"), a Delaware business trust organized on April 11, 1989, is a registered investment adviser under the 1940 Act. It is a subsidiary of Federated Investors, Inc. All of the Class A (voting) shares of Federated Investors, Inc. are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Inc., Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of Federated Investors, Inc.

Federated and other subsidiaries of Federated Investors, Inc. serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $179 billion as of December 31, 2004 invested across more than 150 funds under management and/or administration by its subsidiaries, as of December 31, 2004, Federated Investors, Inc. is one of the largest mutual fund investment managers in the United States. With more than 1,800 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through 4,000 financial institutions nationwide.

FEDERATED EQUITY MANAGEMENT COMPANY OF PENNSYLVANIA

FEDERATED STOCK PORTFOLIO. Federated Equity Management Company of Pennsylvania (FEMCOPA) serves as subadviser to Federated Stock Portfolio effective January 1, 2004. Prior to January 1, 2004, Federated Investment Management served as the subadviser. Under a subadvisory agreement with TAMIC, Federated continually conducts investment research and supervision for the Fund and is responsible for the purchase or sale of portfolio instruments.

FIDELITY MANAGEMENT & RESEARCH COMPANY
EQUITY INCOME PORTFOLIO
LARGE CAP PORTFOLIO

Fidelity Management & Research Company ("FMR") serves as the subadviser to Equity Income and Large Cap Portfolios under a subadvisory agreement with TAMIC. FMR is an investment adviser registered as such with the SEC. Its principal office is located at 82 Devonshire Street, Boston, MA 02109-3614. [As of December 31, 2004, FMR and its affiliates managed over $xxx billion in assets.]

FMR Corp., organized in 1972, is the ultimate parent company of FMR, Fidelity Management & Research (U.K.) Inc. (FMR U.K.), and Fidelity Management & Research (Far East) Inc. (FMR Far East). The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the Investment Company Act of 1940, control of a company is presumed where on individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

Under a revenue sharing arrangement, in 2003, FMR made payments from its resources to The Travelers Insurance Company in support of marketing and/or shareholder servicing activities for the Large Cap Portfolio that it subadvises. Effective January 1, 2004, these payments were discontinued.

FMR SUBSUBADVISORY ARRANGEMENTS. FMR has subsubadvisory agreements with FMR U.K. and FMR Far East. TAMIC is also a party to these agreements in its capacity as investment adviser. These subsubadvisers provide FMR with investment research and advice on issuers based outside the United States. Under the subsubadvisory agreements, FMR pays FMR U.K. fees equal to 110% and FMR Far East fees equal to 105% of the costs of providing these services.

The subsubadvisers may also provide investment management services. In return, FMR pays FMR U.K. and FMR Far East a fee equal to 50% of its monthly management fee with respect to a Fund's average net assets that the subsubadviser manages on a discretionary basis.

SECURITIES TRANSACTIONS. Equity Income and Large Cap Portfolios' subadviser is authorized to allocate portfolio transactions in a manner that takes into account assistance received in the distribution of Fund shares or shares of other funds advised by the subadviser and to use the research services of brokerage and other firms that have provided such assistance. The subadviser may place trades with certain brokers with which it is under common control, including National Financial Services LLC (NFS), provided it determines that these affiliates' trade execution abilities, and costs are comparable to those of non-affiliated, qualified brokerage firms. The transaction quality must, however, comply with the requirements of Section Il(a) of the Securities Act of 1934, as amended, which prohibit members of national securities exchanges from executing exchange transactions for accounts which they or their affiliates manage, unless certain requirements are satisfied. Under the Section 11(a) requirements, the Board has authorized NFS to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules. The subadviser may also place trades with Archipelago ECN, an electronic communication network in which a wholly-owned subsidiary of FMR Corp. has an equity ownership interest, if the commissions are fair, reasonable, and comparable to compensation charged by non-affiliated, qualified brokerage firms for similar services.

Equity Income and Large Cap Portfolios' subadviser may allocate brokerage transactions to broker-dealers who have entered into arrangements with the subadviser under which the broker-dealer allocates a portion of the compensation paid by either Fund toward payment of its expenses, such as transfer agent fees or custodian fees.

MONDRIAN INVESTMENT PARTNERS LTD.
MONDRIAN INTERNATIONAL STOCK PORTFOLIO (FORMERLY, LAZARD INTERNATIONAL STOCK PORTFOLIO)

Mondrian Investment Partners Ltd. ("Mondrian") serves as subadviser to the Fund. Mondrian is located at 80 Cheapside, 3rd Floor, London, England, EC2V 6EE. Prior to September 24, 2004, Mondrian was known as Delaware International Advisers Limited. Mondrian manages over $30 billion in international equity and fixed income, primarily for US institutional clients.

Prior to May 1, 2005, Lazard Asset Management LLC was the subadviser to the Fund (formerly, the Lazard International Stock Portfolio).

MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS")
MFS MID CAP GROWTH PORTFOLIO
MFS VALUE PORTFOLIO

MFS, a registered investment adviser, along with its predecessor organizations has provided investment advisory services since 1924. Its principal offices are located at 500 Boylston Street, Boston, Massachusetts. MFS is America's oldest mutual fund organization. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holding, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Services (a diversified financial services organization). Net assets under the MFS's management were approximately [$xxx billion as of December 31, 2004.]

Under a revenue sharing arrangement, in 2003, MFS made payments from its resources to The Travelers Insurance Company in support of marketing and/or shareholder servicing activities for the Funds that it subadvises. Effective January 1, 2004, these payments were discontinued.

MERRILL LYNCH INVESTMENT MANAGERS, L.P. ("MLIM")
MERCURY LARGE CAP CORE PORTFOLIO (FORMERLY, MERRILL LYNCH LARGE CAP CORE PORTFOLIO)

MLIM was established in 1976 to provide investment products to retail and institutional clients, and is a wholly owned subsidiary of Merrill Lynch & Cp., Inc. ("Merrill Lynch"), whose principal offices are located in Princeton New Jersey. Founded in 1885, Merrill Lynch is a leading global financial management and advisory company. As of December 31, 2004, MLIM had assets under management of approximately $496 billion. Prior to November 17, 2003, MFS was subadviser to the Fund (formerly the MFS Research Portfolio).

PIONEER INVESTMENT MANAGEMENT, INC. ("PIONEER")
PIONEER FUND PORTFOLIO
PIONEER MID CAP VALUE PORTFOLIO

Pioneer, located at 60 State Street, Boston, MA 02109, serves as the investment subadviser to Pioneer Fund Portfolio since May 1, 2003. Pioneer is an indirect, majority owned subsidiary of UniCredito Italiano S.p.A, one of the largest banking groups in Italy. Pioneer provides investment management and financial services to mutual funds, institutional and other clients. The firm's U.S. mutual fund history included creating in 1928 one of the first mutual funds. [As of December 31, 2004, assets under management were approximately $xxx billion worldwide, including over $xx billion in assets under management by Pioneer.] Prior to May 1, 2003, Smith Barney Fund Management was subadviser to the Pioneer Fund Portfolio (formerly, the Utilities Portfolio).

THE TRAVELERS INVESTMENT MANAGEMENT COMPANY ("TIMCO")
DISCIPLINED MID CAP STOCK PORTFOLIO
[SMALL CAP GROWTH PORTFOLIO]
[SMALL CAP VALUE PORTFOLIO]

TIMCO, located at 100 First Stamford Place, Stamford, CT 06902, serves as the investment subadviser to Disciplined Mid Cap Stock Portfolio. A registered investment adviser since 1971, TIMCO has been in the investment counseling business since 1967 and renders investment advice to a number of institutional accounts as well as various registered investment companies and insurance company separate accounts that had total assets under management as of December 31, 2004 in excess of $6.2 billion. Subject to the supervision and direction of the Board, TIMCO manages each Fund in accordance with its stated investment objective, policies, and restrictions, makes investment decisions for the Funds, places orders to purchase and sell securities, and employs professional portfolio managers and securities analysts who provide the Funds with research services.

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.
AGGRESSIVE STRATEGY PORTFOLIO
MODERATE-AGGRESSIVE STRATEGY PORTFOLIO
MODERATE STRATEGY PORTFOLIO
MODERATE-CONSERVATIVE STRATEGY PORTFOLIO
CONSERVATIVE STRATEGY PORTFOLIO

Deutsche Investment Management Americas Inc., ("DIMA") 345 Park Avenue, New York, NY serves as the subadviser to the Funds listed above. DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG - a global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

JANUS CAPITAL MANAGEMENT LLC
SMALL CAP GROWTH PORTFOLIO

Janus Capital Management LLC ("Janus") is located at 151 Detroit Street, Denver Colorado. Janus Capital Group Inc., a publicly traded holding company with principal operations in the financial asset management businesses, owns approximately 95% of the outstanding member interests of Janus. Janus also acts as investment adviser to other investment companies not affiliated with these Funds, as well as to individual, corporate, charitable and retirement accounts.

PENDING LEGAL MATTERS

In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market movements or inefficiencies in the way mutual fund companies price their shares. The NYAG complaint against Canary Capital alleged that this practice was in contradiction to policies stated in prospectuses for certain Janus funds.

Subsequent to the announcements by the SEC and the NYAG, the Colorado Attorney General ("COAG") and the Colorado Division of Securities announced that they were each initiating investigations into Janus Capital's mutual fund trading practices. On August 18, 2004, Janus Capital announced that it had reached final settlements with the NYAG, the COAG, the Colorado Division of Securities and the SEC related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits have also been brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those contained in the NYAG complaint against Canary Capital. Such lawsuits allege a variety of theories for recovery including, but not limited to the federal securities laws, other federal statutes (including ERISA) and various common law doctrines.

The "market timing" lawsuits were filed in a number of state and federal jurisdictions. The Judicial Panel on Multidistrict Litigation has finally or conditionally transferred all but one of these actions to the United States District Court for the District of Maryland for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that court. These complaints are the operative complaints in the coordinated proceedings and, as a practical matter, supersede the previously filed complaints. The five complaints include (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class,
(ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds, (iii) claims on behalf of participants in the Janus 401(k) plan, (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI, and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints name JCGI and/or Janus Capital as a defendant. In addition, the following are named as defendants in one or more of the actions: Janus Investment Fund, Janus Aspen Series, Janus Adviser Series, Janus Distributors LLC, INTECH, Bay Isle, Perkins Wolf, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

One action (alleging failure to adequately implement fair value pricing) was remanded to state court in Madison County, Illinois and is not currently subject to the federal transfer procedures. Janus Capital has appealed this decision to the Seventh Circuit Court of Appeals.

In addition to the "market timing" actions described above, two civil lawsuits have been filed against Janus Capital challenging the investment advisory fees charged by Janus Capital to certain Janus funds. These lawsuits are currently pending in the U.S. District Court for the District of Colorado. On January 3, 2005, a consolidated amended complaint was filed in that court. This complaint is the operative complaint in coordinated proceedings and, as a practical matter, supersedes the previously filed complaints. The complaint asserts claims under Section 36(b) of the Investment Company Act and for breach of contract.

A lawsuit has also been filed against Janus Capital and certain affiliates in the U.S. District Court for the District of Colorado alleging that Janus Capital failed to ensure that certain Janus funds participated in securities class action settlements for which the funds were eligible. The complaint asserts claims under Sections 36(a), 36(b) and 47(b) of the Investment Company Act, breach of fiduciary duty and negligence.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue to provide to the funds the services it has agreed to provide.

DREMAN VALUE MANAGEMENT LLC
SMALL CAP VALUE PORTFOLIO

Dreman Value Management LLC ("Dreman", located at 520 East Cooper Avenue, Aspen, CO, was founded in 1977 and manages over $11 billion dollars for a wide variety of clients including: corporations, foundations, endowments, governments and public agencies, Taft Hartley accounts, high net worth individuals and family offices.

MANAGEMENT FEES (ADVISORY, SUBADVISORY AND EXPENSE CAPS)

FEES IN EFFECT AS OF MAY [  ], 2005

For serving as investment adviser to the portfolios, TAMIC receives a fee, equal on an annual basis to a percentage of the average daily net assets of each Fund (except MFS Mid Cap Growth Portfolio and MFS Value Portfolio, which are based on a percentage of the combined average daily net assets of each Fund and another portfolio of another investment company for which an affiliate of TAMIC is investment adviser and MFS is subadviser.) Investment advisory fees are computed daily and are paid monthly (except for the Zero Coupon Bond Fund Portfolio advisory fees which are paid weekly). The current investment advisory fees paid to TAMIC as a percentage of the average daily net assets are shown in the table below. The table also includes the subadvisory fees that TAMIC pays each subadviser for services rendered to the Funds. No Fund pays any portion of a subadviser's fee, nor does a Fund have any obligation or responsibility to do so. The table also shows any expense caps that are in place. Under an Expense Cap Agreement, the Company has agreed to reimburse each of the portfolios of the Trust for the amounts by which its aggregate annual expenses, including investment advisory fees, but excluding brokerage commissions, interest charges and taxes, exceeds the expense caps shown below of each Portfolio's average net assets for any year. The Company may terminate the Expense Cap Agreement upon 60 days notice.

-------------------------------------------------------------------------------------------------------------
                                                        SUBADVISORY FEE PAID BY
                                                        TAMIC TO
                            ADVISORY FEE PAID TO TAMIC  SUBADVISER
                            (AS A PERCENTAGE OF DAILY   (AS A PERCENTAGE OF
FUND                        NET ASSETS)                 DAILY NET ASSETS)          EXPENSE CAP
-------------------------------------------------------------------------------------------------------------
Convertible Securities      0.60%                       N/A                        0.80%
-------------------------------------------------------------------------------------------------------------
Disciplined Mid Cap Stock   0.70%                       0.35%                      0.95%
-------------------------------------------------------------------------------------------------------------
Equity Income*              0.75% on the first $250     0.45% on the first $250    0.95%
                            million; 0.70% on the       million; 0.40% on the
                            next $500 million; 0.65%    next $500 million; 0.35%
                            over $750 million           over $750 million
-------------------------------------------------------------------------------------------------------------
Federated High Yield        0.65%                       0.40%                      0.95%
-------------------------------------------------------------------------------------------------------------
Federated Stock             0.625%                      0.375%                     0.95%
-------------------------------------------------------------------------------------------------------------
Large Cap*                  0.75% on the first $250     0.45% on the first $250    0.95%
                            million; 0.70% on the       million; 0.40% on the
                            next $500 million; 0.65%    next $500 million; 0.35%
                            over $750 million           over $750 million
-------------------------------------------------------------------------------------------------------------
Mondrian International      0.775% on the first $100    0.425% on the first $100   [  ]
Stock (formerly Lazard      million; 0.65% over $100    million; 0.30% over $100
International Stock)++      million                     million
-------------------------------------------------------------------------------------------------------------
MFS Mid Cap Growth*+        0.7775% on the first $600   0.375% on the the first    1.00%
                            million; 0.7525% on the     $600 million; 0.350% on
                            next $300 million;          the next $300 million;
                            0.7275% on the next $600    0.325% on the next $600
                            million; 0.7025% on the     million; 0.300% on the
                            next $1 billion and         next $1 billion; 0.250%
                            0.6525% over $2.5 billion   over $2.5 billion
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                        SUBADVISORY FEE PAID BY
                                                        TAMIC TO
                            ADVISORY FEE PAID TO TAMIC  SUBADVISER
                            (AS A PERCENTAGE OF DAILY   (AS A PERCENTAGE OF
FUND                        NET ASSETS)                 DAILY NET ASSETS)          EXPENSE CAP
-------------------------------------------------------------------------------------------------------------
MFS Value Portfolio*+       0.750% on the first $600    0.375% on the first $600   1.00%
                            million; 0.725% on the      million; 0.350% on the
                            next $300 million; 0.700%   next $300 million;
                            on the next $600 million;   0.325% on the next $600
                            0.675% on the next $1       million; 0.300% on the
                            billion; 0.625% over $2.5   next $1 billion; 0.250%
                            billion                     over $2.5 billion
-------------------------------------------------------------------------------------------------------------
Mercury Large Cap Core      0.775% on the first $250    0.35% on the first $250    1.00%
(formerly Merrill Lynch     million; 0.750% on the      million; 0.325% on the
Large Cap Core*             next $250 million; 0.725%   next $250 million;
                            on the next $500 million;   0.300% on the next $500
                            0.700% on the next $1       million; 0.275% on the
                            billion; 0.650% over $2     next $1 billion; 0.225%
                            billion                     over $2 billion
-------------------------------------------------------------------------------------------------------------
Pioneer Fund Portfolio*     0.750% on the first $250    0.375% of the first $250   1.25%
                            million; 0.700% on the      million; 0.325% of the
                            next $250 million; 0.675%   next $250 million;
                            on the next $500 million;   0.300% of the next $500
                            0.650% on the next $1       million; 0.275% of the
                            billion; 0.600% over $2     next $1 billion; 0.225%
                            billion                     over $2 billion
-------------------------------------------------------------------------------------------------------------
Travelers Quality Bond      0.3233%                     N/A                        0.75%
-------------------------------------------------------------------------------------------------------------
U.S. Government Securities  0.3233%                     N/A                        1.25%
-------------------------------------------------------------------------------------------------------------
Zero Coupon Bond Fund       0.10%                       N/A                        0.15%
Portfolio
-------------------------------------------------------------------------------------------------------------
Small Cap Value Portfolio   0.825% on the first $50     0.450% on the first $50    [  ]%
                            million; 0.800% on the      million; 0.425% on the
                            next $50 million; 0.775%    next $50 million; 0.400%
                            on the next $400 million;   on the next $400
                            0.750% on the next $500     million; 0.375% on the
                            million; 0.725% over $1     next $500 million;
                            billion                     0.350% over $1 billion
-------------------------------------------------------------------------------------------------------------
Small Cap Growth Portfolio  0.850% on the first $100    0.475% first $100          [  ]%
                            million; 0.800% on the      million; 0.425%; on the
                            next $150 million; 0.775%   next $150 million 0.400%
                            on the next $250 million;   on the next $250
                            0.750% on the next $250     million; 0.375% on the
                            million; 0.725% on the      next $250 million;
                            next $250 million; 0.700%   0.350% on the next $250
                            over $1 billion             million; 0.325% over $1
                                                        billion
-------------------------------------------------------------------------------------------------------------
Pioneer Mid Cap Value       0.750% on the first $250    0.375% on the first $250   [  ]%
                            million; 0.700% on the      million; 0.325% on the
                            next $250 million; 0.675%   next $250 million;
                            on the next $500 million;   0.300% on the next $500
                            0.650% on the next $1       million; 0.275% on the
                            billion; 0.600% over $2     next $1 billion; 0.225%
                            billion                     over $2 billion
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                        SUBADVISORY FEE PAID BY
                                                        TAMIC TO
                            ADVISORY FEE PAID TO TAMIC  SUBADVISER
                            (AS A PERCENTAGE OF DAILY   (AS A PERCENTAGE OF
FUND                        NET ASSETS)                 DAILY NET ASSETS)          EXPENSE CAP
-------------------------------------------------------------------------------------------------------------
Conservative Portfolio#     0.15% on the first $100     TAMIC pays the entire      [  ]
                            million, 0.10% on the       amount of its advisory
                            next $400 million, and      fee to the subadviser.
                            0.05% over $500 million
-------------------------------------------------------------------------------------------------------------
Moderate Portfolio#         0.15% on the first $100     TAMIC pays the entire      [  ]
                            million, 0.10% on the       amount of its advisory
                            next $400 million, and      fee to the subadviser.
                            0.05% over $500 million
-------------------------------------------------------------------------------------------------------------
Moderate-Conservative       0.15% on the first $100     TAMIC pays the entire      [  ]
Portfolio#                  million, 0.10% on the       amount of its advisory
                            next $400 million, and      fee to the subadviser.
                            0.05% over $500 million
-------------------------------------------------------------------------------------------------------------
Moderate-Aggressive         0.15% on the first $100     TAMIC pays the entire      [  ]
Portfolio#                  million, 0.10% on the       amount of its advisory
                            next $400 million, and      fee to the subadviser.
                            0.05% over $500 million
-------------------------------------------------------------------------------------------------------------
Aggressive Portfolio#       0.15% on the first $100     TAMIC pays the entire      [  ]
                            million, 0.10% on the       amount of its advisory
                            next $400 million, and      fee to the subadviser.
                            0.05% over $500 million
-------------------------------------------------------------------------------------------------------------

*The advisory and sub-advisory agreements for the portfolios identified by asterisk were amended effective September 1, 2004 (December 1, 2004 for Pioneer Fund Portfolio) to provide for fee reductions when the average daily net assets of the Funds reach certain asset levels. Fees prior to September 1, 2004 (December 1, 2004 for Pioneer Fund Portfolio) were as follows:

--------------------------------------------------------------------------------
                                                      SUBADVISORY FEE PAID BY
                            ADVISORY FEE PAID TO      TAMIC TO
                            TAMIC                     SUBADVISER
                            (AS A PERCENTAGE OF       (AS A PERCENTAGE OF
FUND                        DAILY NET ASSETS)         DAILY NET ASSETS)
--------------------------------------------------------------------------------
Equity Income               0.75%                     0.45%
--------------------------------------------------------------------------------
Large Cap                   0.75%                     0.45%

--------------------------------------------------------------------------------
Mondrian International      0.825%                    0.475%
Stock (formerly Lazard
International Stock)
--------------------------------------------------------------------------------
MFS Mid Cap Growth          0.80%                     0.370%
--------------------------------------------------------------------------------
MFS Value Portfolio         0.750%                    0.375%
--------------------------------------------------------------------------------
Mercury Large Cap Core      0.800%                    0.375%
(formerly Merrill Lynch
Large Cap Core
--------------------------------------------------------------------------------
Pioneer Fund Portfolio      0.750%                    0.375%
--------------------------------------------------------------------------------


+ The fee schedule stated above for MFS Mid Cap Portfolio went into effect on February 25, 2005. For both MFS Mid Cap Portfolio and MFS Value Portfolio the method of calculating the fee went into effect on February 25, 2005. For the purposes of meeting the various asset levels and determining an effective fee rate for each Fund, the combined average daily net assts of (1) the Mid Cap Portfolio, (2) the MFS Value Portfolio, and (3) a portfolio of another investment company for which an affiliate of TAMIC is investment adviser and MFS is subadviser are used.

Between September 1, 2004 and February 25, 2005, the investment advisory fees for MFS Mid Cap Growth were as follows:

      Average Daily Net Assets                  Advisory Fee
      First $600 million                        0.800%
      Next $300 million                         0.775%
      Next $600 million                         0.750%
      Next $1 billion                           0.725%
      Over $2.5 billion                         0.675%

++ From September 1, 2004 to May [ ], 2004, the advisory fee and subadvisory fee, as a percentage of assets, for the Mondrian International Stock Portfolio (formerly, Lazard International Stock Portfolio) were as follows:

Average Daily Net Assets            Advisory Fee            Subadvisory Fee
First $100 million                  0.825%                  0.475%
Next $400 million                   0.775%                  0.425%
Next $500 million                   0.725%                  0.375%
Over $1 billion                     0.700%                  0.350%


# The figures shown in the table above do not include each Fund's share of underlying fund expenses. Because the underlying fund that each Fund invest in will vary, as will the proportion of each Fund's assets invested in each underlying fund, it is not possible to determine precisely the amount of the underlying Fund expenses that will be borne by each Fund.

For furnishing investment management and advisory services to the Social Awareness Stock Portfolio, SBFM is paid an annual fee at the rate set forth in the advisory fee schedule below. The fee is computed daily and paid weekly.

--------------------------------------------------------------------------------
ANNUAL MANAGEMENT FEE   FUND'S AGGREGATE NET ASSET VALUE         EXPENSE CAP
--------------------------------------------------------------------------------
  0.65% of the first          $ 50,000,000 plus              1.25%
--------------------------------------------------------------------------------
  0.55% of the next           $ 50,000,000 plus
--------------------------------------------------------------------------------
  0.45% of the next           $100,000,000 plus
--------------------------------------------------------------------------------
  0.40% of the over           $200,000,000
--------------------------------------------------------------------------------



The investment advisory fees paid to TAMIC by each Fund (SBFM for the Social Awareness Stock Portfolio) during the last three fiscal years were:

FUNDS                                                   2004                     2003                     2002
---------                                      ------------------------ -----------------------  -----------------------
Convertible Securities Portfolio............   $                        $              353,452   $              292,925
Disciplined Mid Cap Stock...................   $                        $              910,327   $              813,596
Equity Income...............................   $                        $            1,732,205   $            1,487,573
Federated High Yield........................   $                        $              404,314   $              272,519
Federated Stock.............................   $                        $              175,132   $              216,557
Large Cap...................................   $                        $            1,473,633   $            1,611,925
Mondrian International Stock................   $                        $              867,230   $              918,645
MFS Mid Cap Growth..........................   $                        $            1,275,200   $            1,505,346
MFS Value Portfolio.........................   $                        $              252,534   $              239,112
Mercury Large Cap Core......................   $                        $              855,069   $            1,067,422
Pioneer Fund................................   $                        $              104,521   $                    -
Social Awareness Stock
Travelers Quality Bond......................   $                        $              688,640   $              582,525
U.S. Government Securities..................   $                        $              770,679   $              550,096
Zero Coupon Bond Fund (Series 2005).........   $                        $                6,840   $                6,090

The subadvisory fees paid by TAMIC to the respective subadviser for each Fund for the last three fiscal years were:

FUNDS                                                   2004                     2003                     2002
---------                                      ------------------------ -----------------------  -----------------------
Disciplined Mid Cap Stock...................                          $
Equity Income...............................                          $
Federated High Yield........................                          $
Federated Stock.............................                          $
Large Cap...................................                          $
Mondrian International Stock................                          $
MFS Mid Cap Growth..........................                          $
MFS Value Portfolio.........................                          $
Mercury Large Cap Core......................                          $
Pioneer Fund................................                          $

Under an expense cap agreement, the Company has agreed to reimburse each of the portfolios of the Trust for the amounts by which its aggregate annual expenses, including investment advisory fees, but excluding brokerage commissions, interest charges and taxes, exceeds the expense caps shown on the previous table of each Portfolio's average net assets for any year. The Company may terminate the agreement with 60 days notice. For the years ended December 31, 2002, 2003, and 2004 the Trust received the reimbursement for certain Portfolios of the Fund from the Company as follows:

FUNDS                                                   2004                     2003                     2002
--------                                       -----------------------  -----------------------  -----------------------
Convertible Securities Portfolio...........                             $                    0   $                6,833
Disciplined Mid Cap Stock..................                             $                    0   $                    0
Equity Income..............................                             $                    0   $                    0
Federated High Yield.......................                             $                    0   $                    0
Federated Stock............................                             $                    0   $                    0
Large Cap..................................                             $                    0   $                    0
Mondrian International Stock...............                             $                    0   $                    0
MFS Mid Cap Growth.........................                             $                    0   $                    0
MFS Value Portfolio........................                             $              26, 185   $               44,292
Mercury Large Cap Core.....................                             $                    0   $                    0
Travelers Quality Bond.....................                             $                    0   $                    0
U.S. Government Securities.................                             $                    0   $                    0
Zero Coupon Bond Fund (Series 2005)........                             $               69,291   $              68, 397

THE PORTFOLIO MANAGERS

CONVERTIBLE SECURITIES

Robert Simmons serves as the Portfolio Manager of the Convertible Securities Portfolio. Mr. Simmons is the Director of Equity Trading and the high yield bond trader for TAMIC, and has served as the Assistant Portfolio Manager for the Fund. He has been in the investment field for sixteen years. Prior to joining the Travelers Group (a predecessor of Citigroup) in 1992, Mr. Simmons served as Vice President - Head Trader at SunAmerica Asset Management Corp.

------------------------------------------------------------------------------------------------------------------
Number of Other Accounts Managed by   Assets in Other Accounts Managed by    For Accounts Listed Where the
Manager(s) as of December 31, 2004    Manager by Type of Account: (a)        Manager's Compensation is Based on
by Type of Account: (a) Registered    Registered Investment Company; (b)     the Account's Performance, the
Investment Company; (b) Other         Other Pooled Investment Vehicles;      Number of Accounts and Assets in the
Pooled Investment Vehicles;           (c) Other Accounts                     Accounts.
(c)  Other Accounts
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

TRAVELERS QUALITY BOND, U.S. GOVERNMENT SECURITIES PORTFOLIO AND ZERO COUPON BOND FUND PORTFOLIO (SERIES 2005)

Gene Collins is the Portfolio Manager of the Travelers Quality Bond Portfolio, the U.S. Government Securities Portfolio and the Zero Coupon Bond Fund. Mr. Collins is a Senior Vice President of TAMIC. Since 1986, he has been the Senior Portfolio Manager of the investment portfolios of Primerica Inc., the predecessor company of Citigroup Inc. Since 1998, Mr. Collins has also been the Senior Portfolio Manager of Primerica Life of Canada; a Canadian domiciled insurance company. Mr. Collins has 27 years of experience in investments covering all types of fixed income and equity securities.

-----------------------------------------------------------------------------------------------------
                           Number of Other
                           Accounts Managed by      Assets in Other
                           Manager(s) as of         Accounts Managed by
                           December 31, 2004 by     Manager by Type of       For Accounts Listed
                           Type of Account: (a)     Account: (a)             Where the Manager's
                           Registered Investment    Registered Investment    Compensation is Based
                           Company; (b) Other       Company; (b) Other       on the Account's
                           Pooled Investment        Pooled Investment        Performance, the
                           Vehicles; (c) Other      Vehicles; (c) Other      Number of Accounts and
Fund                       Accounts.                Accounts                 Assets in the Accounts
-----------------------------------------------------------------------------------------------------
Travelers Quality Bond
-----------------------------------------------------------------------------------------------------

U.S. Government
Securities
-----------------------------------------------------------------------------------------------------
Zero Coupon Bond
-----------------------------------------------------------------------------------------------------

FEDERATED HIGH YIELD PORTFOLIO. Mark E. Durbiano serves as the portfolio manager to Federated High Yield Portfolio. Mr. Durbiano joined Federated Investors in 1982 and has been a Senior Vice President of a Federated affiliate since January of 1996. Mr. Durbiano is a Chartered Financial Analyst.

Nathan H. Kehm became the Fund Portfolio's manager on May 1, 2001. Mr. Kehm joined Federated in December 1997 as an Investment Analyst. He was promoted to Assistant Vice President and Senior Investment Analyst of the Fund's sub-adviser in January 1999 and to Vice President in January 2001. Mr. Kehm served as a Relationship Manager structuring financing transactions with Mellon Bank, N.A. from August 1993 to December 1997. Mr. Kehm is a Charter Financial Analyst. He earned his M.B.A. from the University of Pittsburgh.

---------------------------------------------------------------------------------------------------------------
                                                          Assets in Other
                                                          Accounts Managed by
                          Number of Other Accounts        Manager by Type of
                          Managed by Manager(s) as of     Account: (a)            For Accounts Listed Where
                          December 31, 2004 by Type of    Registered Investment   the Manager's Compensation
                          Account: (a) Registered         Company; (b) Other      is Based on the Account's
                          Investment Company; (b) Other   Pooled Investment       Performance, the Number of
                          Pooled Investment Vehicles;     Vehicles; (c) Other     Accounts and Assets in the
Portfolio Manager         (c) Other Accounts.             Accounts                Accounts
---------------------------------------------------------------------------------------------------------------
Mark Durbiano
---------------------------------------------------------------------------------------------------------------
Nathan H. Kehm
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

FEDERATED STOCK PORTFOLIO. Kevin R. McCloskey, John L. Nichol and William C. Dierker serve as the managers of the Portfolio.

Kevin R. McCloskey joined Federated in 1999 as a Portfolio Manager and a Vice President. Previously, Mr. McCloskey served as a Portfolio Manager and investment/quantitative analyst at Killian Asset Management Corporation. Mr. McCloskey is a Chartered Financial Analyst.

John L. Nichol has been the Fund's Portfolio Manager since May 2003. Mt. Nichol joined Federated in September 2000 as an Assistant Vice President/Senior Investment Analyst. He has been a Portfolio Manager since December 2000 and was named a Vice President of Federated in July 2001. Mr. Nichol served as a portfolio manager and analyst for the Public Employees Retirement System of Ohio from 1992 through August 2000. Mr. Nichol is a Chartered Financial Analyst. He received his M.B.A. with an emphasis in finance and management and information science from Ohio State University.

Mr. William C. Dierker began serving as the Fund's Portfolio Manager in May 2005. Mr. Dierker joined Federated in 2004 and served as a senior portfolio manager and managing director at Banc One Investment Advisers from April 2003 to September 2004. From 1998 to 2003, Mr. Dierker served in various investment roles with Nationwide Insurance Enterprise. Mr. Dierker is a Chartered Financial Analyst.

---------------------------------------------------------------------------------------------------------------
                                                          Assets in Other
                                                          Accounts Managed by
                          Number of Other Accounts        Manager by Type of
                          Managed by Manager(s) as of     Account: (a)            For Accounts Listed Where
                          December 31, 2004 by Type of    Registered Investment   the Manager's Compensation
                          Account: (a) Registered         Company; (b) Other      is Based on the Account's
                          Investment Company; (b) Other   Pooled Investment       Performance, the Number of
                          Pooled Investment Vehicles;     Vehicles; (c) Other     Accounts and Assets in the
Portfolio Manager         (c) Other Accounts.             Accounts                Accounts
---------------------------------------------------------------------------------------------------------------
Kevin McCloskey
---------------------------------------------------------------------------------------------------------------
John Nichol
---------------------------------------------------------------------------------------------------------------
William C. Dierker
---------------------------------------------------------------------------------------------------------------

EQUITY INCOME PORTFOLIO. Steve DuFour is portfolio manager of the Equity Income Portfolio. He also manages the Fidelity Equity-Income II Fund. Mr. DuFour has been associated with FMR since 1992.


------------------------------------------------------------------------------------------------------------------
Number of Other Accounts Managed by
Manager(s) as of December 31, 2004    Assets in Other Accounts Managed by    For Accounts Listed Where the
by Type of Account: (a) Registered    Manager by Type of Account: (a)        Manager's Compensation is Based on
Investment Company; (b) Other Pooled  Registered Investment Company; (b)     the Account's Performance, the
Investment Vehicles; (c) Other        Other Pooled Investment Vehicles; (c)  Number of Accounts and Assets in
Accounts.                             Other Accounts                         the Accounts
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

LARGE CAP PORTFOLIO. Karen Firestone is the manager of Large Cap Portfolio. Ms. Firestone also manages mutual funds and other investment accounts for Fidelity Management Trust Company. She has been associated with FMR since 1983.


------------------------------------------------------------------------------------------------------------------
Number of Other Accounts Managed by
Manager(s) as of December 31, 2004    Assets in Other Accounts Managed by    For Accounts Listed Where the
by Type of Account: (a) Registered    Manager by Type of Account: (a)        Manager's Compensation is Based on
Investment Company; (b) Other Pooled  Registered Investment Company; (b)     the Account's Performance, the
Investment Vehicles; (c) Other        Other Pooled Investment Vehicles; (c)  Number of Accounts and Assets in
Accounts.                             Other Accounts                         the Accounts
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

MONDRIAN INTERNATIONAL STOCK PORTFOLIO

Since May [ ], 2005, Ms. Fiona A. Barwick, Ms. Elizabeth A. Desmond, Mr. Clive
A. Gillmore, Mr. Nigel G. May, and Mr. David G. Tilles serve as the Fund's portfolio managers.

Ms. Barwick, Director of Regional Research joined Mondrian in 1993 to cover the Pacific Basin markets. Prior to joining Mondrian, she spent three years at Touche Remnant & Co., in London as an assistant portfolio manager and research analyst.

Ms. Desmond, Chief Investment Officer of Developed Equities Markets joined Mondrian in 1991. Prior to joining Mondrian, she was a Pacific Basin equity analyst and senior portfolio manager at Hill Samuel Investment Management Ltd.

Mr. Clive Gillmore, Deputy Managing Director joined Mondrian in 1990 after eight years of investment experience. His most recent position prior to joining Mondrian was as a Pacific Basin equity analyst and senior portfolio manager for Hill Samuel Investment Management Ltd.

Mr. Nigel May, Chief Investment Officer of Developed Equities Markets joined Mondrian in 1991. Prior to joining Mondrian he had been with Hill Samuel Investment Management Ltd. for five years.

Mr. David G. Tilles, Chief Investment Officer joined Mondrian in 1990 as managing director and chief investment officer. Prior to joining Mondrian, he spent sixteen years with Hill Samuel Investment Management Ltd. serving in a number of investment capacities.

---------------------------------------------------------------------------------------------------------------
                                                          Assets in Other
                                                          Accounts Managed by
                          Number of Other Accounts        Manager by Type of
                          Managed by Manager(s) as of     Account: (a)            For Accounts Listed Where
                          December 31, 2004 by Type of    Registered Investment   the Manager's Compensation
                          Account: (a) Registered         Company; (b) Other      is Based on the Account's
                          Investment Company; (b) Other   Pooled Investment       Performance, the Number of
                          Pooled Investment Vehicles;     Vehicles; (c) Other     Accounts and Assets in the
Portfolio Manager         (c) Other Accounts.             Accounts                Accounts
---------------------------------------------------------------------------------------------------------------
Fiona Barwick
---------------------------------------------------------------------------------------------------------------
Elizabeth Desmond
---------------------------------------------------------------------------------------------------------------
Clive Gillmore
---------------------------------------------------------------------------------------------------------------
Nigel May
---------------------------------------------------------------------------------------------------------------
David Tilles
---------------------------------------------------------------------------------------------------------------

MFS MID CAP GROWTH PORTFOLIO

A team of portfolio managers has managed the Fund since 2002. The team is currently comprised of David E. Sette-Ducati, and MFS Senior Vice President, and Eric B. Fischman, and Camille H. Lee, each a Vice President of MFS. Mr. Sette-Ducati has been employed in the investment management area of MFS since 1995 and been managing the Fund since 2001. Mr. Fischman has been employed in the investment management area of MFS since 2000 and managing the Fund since 2002. Ms. Lee has been employed in the investment management area of MFS since 2000 and managing the Fund since July 1, 2004. Prior to joining MFS, Mr. Fischman was an equity research analyst for State Street Research and Ms. Lee was a Vice President and Research Analyst at SG Cowen Securities Corp

---------------------------------------------------------------------------------------------------------------
                                                          Assets in Other
                                                          Accounts Managed by
                          Number of Other Accounts        Manager by Type of
                          Managed by Manager(s) as of     Account: (a)            For Accounts Listed Where
                          December 31, 2004 by Type of    Registered Investment   the Manager's Compensation
                          Account: (a) Registered         Company; (b) Other      is Based on the Account's
                          Investment Company; (b) Other   Pooled Investment       Performance, the Number of
                          Pooled Investment Vehicles;     Vehicles; (c) Other     Accounts and Assets in the
Portfolio Manager         (c) Other Accounts.             Accounts                Accounts
---------------------------------------------------------------------------------------------------------------
David Sette-Ducati
---------------------------------------------------------------------------------------------------------------
Eric Fischman
---------------------------------------------------------------------------------------------------------------
Camille Lee
---------------------------------------------------------------------------------------------------------------

MFS VALUE PORTFOLIO

The Fund is managed by a team of portfolio managers. The team is currently comprised of Mr. Steven R. Gorham, a Senior Vice President of MFS and Mr. Edward
B. Baldini, a Vice President of MFS. Mr. Gorham has served as portfolio manager since January 2002 and has been in the investment management area of MFS since 1992. Mr. Baldini has served as portfolio manager since July 1, 2004 and has been in the investment management area of MFS since 2000. Prior to joining MFS, Mr. Baldini was a Senior Vice President at Scudder Kemper Investments.

---------------------------------------------------------------------------------------------------------------
                                                          Assets in Other
                                                          Accounts Managed by
                          Number of Other Accounts        Manager by Type of
                          Managed by Manager(s) as of     Account: (a)            For Accounts Listed Where
                          December 31, 2004 by Type of    Registered Investment   the Manager's Compensation
                          Account: (a) Registered         Company; (b) Other      is Based on the Account's
                          Investment Company; (b) Other   Pooled Investment       Performance, the Number of
                          Pooled Investment Vehicles;     Vehicles; (c) Other     Accounts and Assets in the
Portfolio Manager         (c) Other Accounts.             Accounts                Accounts
---------------------------------------------------------------------------------------------------------------
Steven Gorham
---------------------------------------------------------------------------------------------------------------
Edward Baldini
---------------------------------------------------------------------------------------------------------------

MERCURY LARGE CAP CORE PORTFOLIO (FORMERLY, MERRILL LYNCH LARGE CAP CORE PORTFOLIO)

Robert C. Doll, since September of 2001, has been President and Chief Investment Officer of MLIM. Mr. Doll is also a member of the Merrill Lynch & Co., Inc. Executive Management Committee and serves as Senior Portfolio Manager of the Merrill Lynch Large Cap Series Funds.

Mr. Doll joined Merrill Lynch in June 1999 as Chief Investment Officer for Equities and was promoted to the position of Global Chief Investment Officer in November 1999. Mr. Doll has been manager of the Merrill Lynch Large Cap Core Fund of the Merrill Lynch Large Cap Series, which is managed in a substantially similar manner to the proposed new objective and strategies for the Portfolio, since its inception in December 1999.

Prior to joining Merrill Lynch, Mr. Doll was Chief Investment Officer of OppenheimerFunds, Inc., where he directed a 100-member-plus investment staff managing the firm's $100 billion in assets. He was also a member of that firm's Executive Committee.

Mr. Doll has bachelor's degrees in Accounting and Economic and master's in Business Administration. He is a CFA charter holder and a Certified Public Accountant.

------------------------------------------------------------------------------------------------------------------
Number of Other Accounts Managed by
Manager(s) as of December 31, 2004    Assets in Other Accounts Managed by    For Accounts Listed Where the
by Type of Account: (a) Registered    Manager by Type of Account: (a)        Manager's Compensation is Based on
Investment Company; (b) Other Pooled  Registered Investment Company; (b)     the Account's Performance, the
Investment Vehicles; (c) Other        Other Pooled Investment Vehicles; (c)  Number of Accounts and Assets in
Accounts.                             Other Accounts                         the Accounts
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

PIONEER FUND PORTFOLIO

Day-to-day management of the Fund is the responsibility of John A. Carey, portfolio manager and Walter Hunnewell, Jr,. assistant portfolio manager. Mr. Carey and Mr. Hunnewell are supported by the domestic equity team. The team manages other Pioneer mutual funds investing primarily in U.S. equity securities. Additionally, the portfolio managers may draw upon research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited.

Mr. Carey joined Pioneer as an analyst in 1979 and is currently director of portfolio management and an executive vice president. Mr. Hunnewell is a vice president and joined Pioneer in 2001. He has been an investment professional since 1985, serving as an independent manager and fiduciary of private asset portfolios from 2000 to 2001 and as an analyst with Putnam Investments from 1994 to 1999.

---------------------------------------------------------------------------------------------------------------
                                                          Assets in Other
                                                          Accounts Managed by
                          Number of Other Accounts        Manager by Type of
                          Managed by Manager(s) as of     Account: (a)            For Accounts Listed Where
                          December 31, 2004 by Type of    Registered Investment   the Manager's Compensation
                          Account: (a) Registered         Company; (b) Other      is Based on the Account's
                          Investment Company; (b) Other   Pooled Investment       Performance, the Number of
                          Pooled Investment Vehicles;     Vehicles; (c) Other     Accounts and Assets in the
Portfolio Manager         (c) Other Accounts.             Accounts                Accounts
---------------------------------------------------------------------------------------------------------------
John Carey
---------------------------------------------------------------------------------------------------------------
Walter Hunnewell, Jr.
---------------------------------------------------------------------------------------------------------------

PIONEER MID CAP VALUE PORTFOLIO

J. Rodman Wright, portfolio manager, and Sean Gavin, assistant portfolio manager, are responsible for the day-to-day management of the Fund. A team of experienced equity portfolio managers and analysts supports them. Mr. Wright and Mr. Gavin may draw upon the research and investment management expertise of Pioneer's affiliate, Pioneer Investment Management Limited, based in Dublin, Ireland. Mr. Wright joined Pioneer in 1994 and has been an investment professional since 1988. Mr. Gavin joined Pioneer in 2002 and has been an investment professional since 1998.

---------------------------------------------------------------------------------------------------------------
                                                          Assets in Other
                                                          Accounts Managed by
                          Number of Other Accounts        Manager by Type of
                          Managed by Manager(s) as of     Account: (a)            For Accounts Listed Where
                          December 31, 2004 by Type of    Registered Investment   the Manager's Compensation
                          Account: (a) Registered         Company; (b) Other      is Based on the Account's
                          Investment Company; (b) Other   Pooled Investment       Performance, the Number of
                          Pooled Investment Vehicles;     Vehicles; (c) Other     Accounts and Assets in the
Portfolio Manager         (c) Other Accounts.             Accounts                Accounts
---------------------------------------------------------------------------------------------------------------
J. Rodman Wright
---------------------------------------------------------------------------------------------------------------
Sean Gavin
---------------------------------------------------------------------------------------------------------------

DISCIPLINED MID CAP PORTFOLIO

TIMCO employs a team approach to portfolio management. Daniel Willey is the lead portfolio manager for the team. Dan has been with the firm for 10 years and has 25 years of experience. He is supported on the portfolio management and implementation team by John Lau, Louis Scott, Alex Romeo and Ethan Madson. Alex Romeo serves as a principal portfolio manager for the Disciplined Mid Cap Portfolio and John Lau serves as a principal portfolio manager for the Small Cap Value Portfolio and Small Cap Growth Portfolio. A team of researchers, led by Lillyn Teh, PHD, CFA, Director, Head of Quantitative Research, supports the efforts of the portfolio management team.

Every member of the team is actively involved in the management of client portfolios. The individuals listed below focus solely on quantitative portfolio management of U.S. equity strategies. The efforts of the implementation team tends to get divided across our large, mid and small cap strategies, whereas the entire focus of the research team is to enhance the stock selection and portfolio construction models which are used in all mandates. Please refer to the table and biographical information below for details on the U.S. Quantitative Equity investment professionals.

Portfolio Management and Trading

================================================================================
Name             Title/Responsibilities     Years with   Years in   Years of
                                            Firm         Position   Experience
================================================================================
Dan Willey       Director , President &     10           10         25
                 CEO/Senior Portfolio
                 Manager
--------------------------------------------------------------------------------
John Lau, CFA    Director / Portfolio       9            9          10
                 Manager
--------------------------------------------------------------------------------
Louis Scott      Director / Portfolio       5            5          15
                 Manager
--------------------------------------------------------------------------------
Alex Romeo, CFA  Vice President /           6            6          6
                 Portfolio Manager
--------------------------------------------------------------------------------
Ethan Madson     Assistant Vice President / 6            6          6
                 Trader
--------------------------------------------------------------------------------

DANIEL WILLEY
Director, President of Travelers Investment Management Company (TIMCO)
o Responsible for all investment activities including, portfolio management, research and trading
o 25 years of industry experience
o Joined Travelers Investment Management Company (TIMCO) in 1994
o TRAVELERS INVESTMENT MANAGEMENT COMPANY - Portfolio Manager and Head Equity Trader for quantitative equity strategies
o SHAWMUT NATIONAL BANK - Head Equity Trader
o OFFICE OF THE TREASURER FOR THE STATE OF CONNECTICUT - Head Equity Trader
o BANK OF NEW ENGLAND - head trader, portfolio manager, research analyst
o TUCKER ANTHONY - Registered Representative
o BLYTH EASTMAN DILLION - Registered Representative
o Member of the Security Traders Association of Connecticut
o BA from St.Mary's Seminary University

JOHN LAU, CFA
Director
o Portfolio Manager for equity strategies; has had numerous responsibilities including portfolio management, research, trading, and new product development.
o 10 years of experience
o Joined Travelers Investment Management Company (TIMCO) in 1995
o United Technologies Pratt & Whitney Aircraft Engines - senior design engineer responsible for design simulation projects
o Member, Association for Investment Management & Research (AIMR)
o Member, American Finance Association
o Member, New York Society of Financial Analysts
o NASD Licensed (Series 3, Series 7 and Series 63)
o MBA from Columbia University; MS in Engineering from the University of California at Berkeley; BS in Engineering from the University of Michigan

LOUIS SCOTT
Vice President
o Portfolio Manager for quantitative equity strategies focusing primarily on the systematic implementation of model-based strategies and contribute to enhancements in existing stock selection models.
o 15 years of experience
o Joined Travelers Investment Management Company (TIMCO) in 1999
o Haglar Mastrovita & Hewitt - developed estimate revision models to complement their fundamental approach to stock selection
o Northfield Information Services - provider of quantitative tools for portfolio construction and performance measurement
o Pan Agora Asset Management - Currency Portfolio Manager; helped develop domestic and global equity models and the risk models for asset allocation and fixed income products
o MS in Applied Mathematics from Brown University; BS from the Massachusetts Institute of Technology

ALEXANDER ROMEO, CFA
Vice President
o Quantitative Analyst for equity strategies responsible for developing stock selection models, risk management and trading strategies; primary focus is on the development of simulations, models and backtests to evaluate earnings, valuation and pricing signals.
o 6 years of experience
o Joined Travelers Investment Management Company (TIMCO) in 1998
o General Dynamics - Systems Engineer
o Structured Technology Corporation - Software Developer
o End2End - Program Manager
o Member, Association of Investment Management and Research (AIMR)
o Member, Stamford Society of Investment Analysts, Inc. (SSIA)
o NASD Licensed (Series 3, Series 7 and Series 63)
o MBA from Rensselaer Polytechnic Institute; MS in Engineering from the University of Texas at Arlington; BS in Engineering from the Massachusetts Institute of Technology

ETHAN MADSON
Assistant Vice President
o Equity Trader for Quantitative Equity Strategies, responsible for domestic equity and futures trading.
o 6 years of experience
o Joined Travelers Investment Management Company (TIMCO) in 1998
o The Hartford, Simsbury, CT - Cash Analyst
o NASD Licensed (Series 3, Series 7 and Series 63)
o MBA in Finance from The University of Hartford, Barney School of Business, BA from The University of Hartford

---------------------------------------------------------------------------------------------------------------
                                                          Assets in Other
                                                          Accounts Managed by
                          Number of Other Accounts        Manager by Type of
                          Managed by Manager(s) as of     Account: (a)            For Accounts Listed Where
                          December 31, 2004 by Type of    Registered Investment   the Manager's Compensation
                          Account: (a) Registered         Company; (b) Other      is Based on the Account's
                          Investment Company; (b) Other   Pooled Investment       Performance, the Number of
                          Pooled Investment Vehicles;     Vehicles; (c) Other     Accounts and Assets in the
Portfolio Manager         (c) Other Accounts.             Accounts                Accounts
---------------------------------------------------------------------------------------------------------------
Dan Willey
---------------------------------------------------------------------------------------------------------------
John Lau
---------------------------------------------------------------------------------------------------------------
Louis Scott
---------------------------------------------------------------------------------------------------------------
Alexander Romeo
---------------------------------------------------------------------------------------------------------------
Ethan Madson
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

AGGRESSIVE STRATEGY PORTFOLIO, MODERATE-AGGRESSIVE STRATEGY, MODERATE, MODERATE-CONSERVATIVE, CONSERVATIVE

Robert Wang, Inna Okounkova, Christine Johnson and Joe Wang, serve as the Portfolio Managers.

--------------------------------------------------------------------------------------------------------------------------------
Robert Wang, Managing Director    Senior portfolio manager for    Joined the Company in         BS in economics from The
                                  global asset allocation and     1995 as a senior fixed        Wharton School, University of
                                  global quantitative equity      income portfolio manager      Pennsylvania
                                  products responsible for        after 13 years of
                                  implementation, risk control    experience at J.P.
                                  and product management;         Morgan and Co. trading
                                  member of the DeAM Americas     fixed income, derivatives
                                  Investment Committee and DeAM   and foreign exchange
                                  Global IGAP Oversight           products
                                  Committee: New York
--------------------------------------------------------------------------------------------------------------------------------
Christine Johnson, CFA Director   Product specialist for          Joined the Company in         BA from Pace University;
                                  Advanced Research and           1933, formerly serving        MBA from Fordham University
                                  Quantitative Strategies: New    as a relationship
                                  York                            manager for institutional
                                                                  Clients, a senior
                                                                  consultant in the Asset
                                                                  Consulting group, and as
                                                                  a performance analyst.
--------------------------------------------------------------------------------------------------------------------------------
Inna Okounkova, Director          Global Asset Allocation         Joined the Company in         MS from Moscow State
                                  portfolio manager: New York     1999 as quantitative          University; MBA from University
                                                                  analyst, becoming             of Chicago Graduate School of
                                                                  associate portfolio           Business
                                                                  manager in 2001
--------------------------------------------------------------------------------------------------------------------------------
Joe Wong, CFA, Vice President     Quantitative analyst for the    Joined the Company in         BEc from Macquarie University,
                                  Advanced Research and           1997, previously serving      Australia; MComm from University
                                  Quantitative Strategies         as quantitative analyst       of NSW, Australia
                                  Group: New York                 in Sydney Office, after
                                                                  5 years of experience as
                                                                  consultant to Equitilink
                                                                  Investment Management
                                                                  and quantitative analyst
                                                                  at Macquarie Investment
                                                                  Management Ltd.
 -------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                  Assets in Other
                                                                  Accounts Managed by
                                  Number of Other Accounts        Manager by Type of
                                  Managed by Manager(s) as of     Account: (a)                  For Accounts Listed Where
                                  December 31, 2004 by Type of    Registered Investment         the Manager's Compensation
                                  Account: (a) Registered         Company; (b) Other            is Based on the Account's
                                  Investment Company; (b) Other   Pooled Investment             Performance, the Number of
                                  Pooled Investment Vehicles;     Vehicles; (c) Other           Accounts and Assets in the
Portfolio Manager                 (c) Other Accounts.             Accounts                      Accounts
--------------------------------------------------------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

SMALL CAP GROWTH PORTFOLIO

Please see information on TIMCO under "Disciplined Mid Cap Portfolio."

On behalf of Janus Captial Management LLC, ("Janus") Mr. William H. Bales serves as the portfolio manager for the Fund. Mr. Bales has been a co-portfolio manager at Janus since 1997 and a portfolio manager since 2000, Mr. Bales joined Janus in 1991 and was a research analyst from 1993 to 1997.

---------------------------------------------------------------------------------------------------------------
                                                          Assets in Other
                                                          Accounts Managed by
                          Number of Other Accounts        Manager by Type of
                          Managed by Manager(s) as of     Account: (a)            For Accounts Listed Where
                          December 31, 2004 by Type of    Registered Investment   the Manager's Compensation
                          Account: (a) Registered         Company; (b) Other      is Based on the Account's
                          Investment Company; (b) Other   Pooled Investment       Performance, the Number of
                          Pooled Investment Vehicles;     Vehicles; (c) Other     Accounts and Assets in the
Portfolio Manager         (c) Other Accounts.             Accounts                Accounts
---------------------------------------------------------------------------------------------------------------
TIMCO (see information
under Disciplined Mid
Cap above)
---------------------------------------------------------------------------------------------------------------
Janus - William H. Bales
---------------------------------------------------------------------------------------------------------------

SMALL CAP VALUE PORTFOLIO

Please see information on TIMCO under "Disciplined Mid Cap Portfolio."

On behalf of Dreman Value Management LLC ("Dreman"), Mr. David M. Dreman and Mr. Nelson Woodward serve as the portfolio managers for the Fund. Mr. Dreman is the founder, Chairman and Chief Investment Officer of Dreman. Mr. Woodward is a Managing Director of Dreman.

---------------------------------------------------------------------------------------------------------------
                                                          Assets in Other
                                                          Accounts Managed by
                          Number of Other Accounts        Manager by Type of
                          Managed by Manager(s) as of     Account: (a)            For Accounts Listed Where
                          December 31, 2004 by Type of    Registered Investment   the Manager's Compensation
                          Account: (a) Registered         Company; (b) Other      is Based on the Account's
                          Investment Company; (b) Other   Pooled Investment       Performance, the Number of
                          Pooled Investment Vehicles;     Vehicles; (c) Other     Accounts and Assets in the
Portfolio Manager         (c) Other Accounts.             Accounts                Accounts
---------------------------------------------------------------------------------------------------------------
TIMCO (see information
under Disciplined Mid
Cap above)
---------------------------------------------------------------------------------------------------------------
Dreman - David Dreman
---------------------------------------------------------------------------------------------------------------
Nelson Woodward
---------------------------------------------------------------------------------------------------------------

SOCIAL AWARENESS STOCK

William Theriault has served as the portfolio manager to Social Awareness Stock Portfolio since August of 2001. Mr. Theriault is a Director and Portfolio Manager of SBFM. Mr. Theriault is a Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------------
Number of Other Accounts Managed by
Manager(s) as of December 31, 2004    Assets in Other Accounts Managed by    For Accounts Listed Where the
by Type of Account: (a) Registered    Manager by Type of Account: (a)        Manager's Compensation is Based on
Investment Company; (b) Other Pooled  Registered Investment Company; (b)     the Account's Performance, the
Investment Vehicles; (c) Other        Other Pooled Investment Vehicles; (c)  Number of Accounts and Assets in
Accounts.                             Other Accounts                         the Accounts
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

[PORTFOLIO MANAGER COMPENSATION

TAMIC

TIMCO

Federated

FMR

MFS

Merrill

Pioneer

SBFM

Mondrian

Dreman

Janus

Deutsche

To be filed in subsequent amendment]

[PORTFOLIO MANAGER MATERIAL CONFLICTS OF INTEREST

Apparent or actual material conflicts of interest may arise when a portfolio manager has responsibilities for more than one fund or account. In general, portfolio managers with responsibility for multiple funds or accounts may face one or more of the following conflicts of interest:

       o A portfolio manager may devote unequal time or attention to the management of each portfolio

       o A portfolio manager may receive an incentive, such as a performance based management fee that relates to certain funds and not others

       o A portfolio manager employed by a subadviser to a fund may have an interest in enhancing the performance of the subadviser's funds over a fund that is not part of the subadviser's own fund complex

Certain portfolio managers may face additional conflicts of interest beyond those noted above. Such conflicts are described below

CONVERTIBLE SECURITIES PORTFOLIO
DISCIPLINED MID CAP STOCK PORTFOLIO
EQUITY INCOME PORTFOLIO
FEDERATED HIGH YIELD PORTFOLIO
FEDERATED STOCK PORTFOLIO
LARGE CAP PORTFOLIO
MONDRIAN INTERNATIONAL STOCK PORTFOLIO
 (formerly, Lazard International Stock Portfolio)
MFS EMERGING GROWTH PORTFOLIO
MFS MID CAP GROWTH PORTFOLIO
MFS VALUE PORTFOLIO
MERCURY LARGE CAP CORE PORTFOLIO
(formerly, Merrill Lynch Large Cap Core Portfolio)
PIONEER FUND PORTFOLIO
SOCIAL AWARENESS STOCK PORTFOLIO
TRAVELERS QUALITY BOND PORTFOLIO
U.S. GOVERNMENT SECURITIES PORTFOLIO
ZERO COUPON BOND FUND PORTFOLIO (Series 2005)
PIONEER MID CAP VALUE PORTFOLIO
 [SMALL CAP GROWTH PORTFOLIO]
 [SMALL CAP VALUE PORTFOLIO]
CONSERVATIVE STRATEGY PORTFOLIO
MODERATE STRATEGY PORTFOLIO
MODERATE-CONSERVATIVE STRATEGY PORTFOLIO
MODERATE-AGGRESSIVE STRATEGYPORTFOLIO
AGGRESSIVE STRAETEGY PORTFOLIO

To be filed in subsequent amendment]

THE ADVISORY AGREEMENTS

Under the terms of their respective advisory and subadvisory agreements, the parties to such agreements shall:

             (1) obtain and evaluate pertinent economic, statistical and financial data and other information relevant to the Funds' investment policies, affecting the economy generally and individual companies or industries, the securities of which are included in the investment portfolios or are under consideration for inclusion therein;

             (2) be authorized to purchase supplemental research and other services from brokers at an additional cost to the Funds;

             (3) regularly furnish recommendations to the Board with respect to an investment program for approval, modification or rejection by the Board;

             (4) take such steps as are necessary to implement the investment programs approved by the Board; and

             (5) regularly report to the Board with respect to implementation of the approved investment programs and any other activities in connection with the administration of the Funds' assets.

As required by the 1940 Act, each advisory and subadvisory agreement will continue in effect for a period of more than two years from the date of its execution only so long as its continuance is specifically approved at least annually: (1) by a vote of a majority of the Board, or (2) by a vote of a majority of the particular Fund's outstanding voting securities. In addition, and in either event, the terms of the advisory and subadvisory agreements must be approved annually by a vote of a majority of the trustees who are not parties to, or interested persons of any party to, an advisory or subadvisory agreement, cast in person at a meeting called for the purpose of voting on such approval and at which the Board is furnished such information as may be reasonably necessary to evaluate the terms of the agreements. The advisory and subadvisory agreements further provide that they will terminate automatically upon assignment; may be amended only with prior approval of a majority of the particular Fund's outstanding voting securities; may be terminated without the payment of any penalty at any time upon sixty days' notice by the Board or by a vote of a majority of the particular Fund's outstanding voting securities; and may not be terminated by TAMIC without prior approval of a new investment advisory agreement by a vote of a majority of the particular Fund's outstanding voting securities.

                               REDEMPTIONS IN KIND

If conditions arise that would make it undesirable for a Fund to pay for all redemptions in cash, the Fund may authorize payment to be made in portfolio securities or other property.

The Trust, however, has obligated the Funds under the 1940 Act to redeem for cash all shares presented to a Fund for redemption by any one shareholder in a 90-day period up to $250,000, or 1% of the Fund's net assets if that is less, valued for this purpose as the securities are valued in computing the Fund's net asset value per share. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and will incur any costs of sale, including brokerage charges, as well as the associated inconveniences.

                                    BROKERAGE

Subject to approval of the Board, the policy of TAMIC, TIMCO, Dreman, Deutsche, Janus, Mondrian, MFS, MLIM, Federated, FMR, Pioneer, and SBFM (collectively, the "advisers"), in executing transactions in the Funds' portfolio securities, is to seek best execution of orders at the most favorable prices. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including, without limitation:

       o the overall direct net economic result to the Funds, involving both price paid or received and any commissions and other cost paid;

       o   the efficiency with which the transaction is effected;

       o the ability to effect the transaction at all where a large block is involved;

       o the availability of the broker to stand ready to execute potentially difficult transactions in the future; and

       o   the financial strength and stability of the broker.

       o Such considerations are judgmental and are weighed by management in determining the overall reasonableness of brokerage commissions paid. Subject to the foregoing, one factor in the selection of brokers is the receipt of research services, analyses and reports concerning issuers, industries, securities, economic factors and trends, and other statistical and factual information. Any such research and other statistical and factual information provided by brokers to the Funds and the advisers is considered to be in addition to and not in lieu of services required to be performed by the advisers under their respective advisory agreements. The brokerage commission paid by; a Fund for a transaction may be greater than the commission that would have been charged by another broker if the difference is determined in good faith to be justified in light of the brokerage and information provided. The cost, value and specific application of such information are indeterminable, and it is not practical to allocate these costs, value or specific allocations among the Funds and other clients of an adviser (namely, TAMIC, TIMCO, Dreman, Deutsche, Janus, Mondrian, MFS, MLIM, Federated, FMR, Pioneer, or
           SBFM). Accordingly, the advisers or their other clients may indirectly benefit from the availability of such information. This situation may create a conflict of interest for an adviser. Similarly, the Funds may indirectly benefit from information made available as a result of transactions for other clients of an adviser.

Purchases and sales of bonds and money market instruments usually are principal transactions and normally are purchased directly from the issuer or from the underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. Purchases from the underwriters include the underwriting commission or concession, and purchases from dealers serving as market makers include the spread between the bid and asked prices. Where transactions are made in the over-the-counter market, the advisers generally deal with primary market makers unless more favorable prices are otherwise obtainable. Brokerage fees are incurred in connection with futures transactions, and the Funds are required to deposit and maintain funds with brokers as margin to guarantee performance of future obligations.

Each adviser or subadviser may follow a policy of considering the sale of Fund shares of the Trust a factor in the selection of broker-dealers to execute portfolio transactions, subject to the requirements of best execution described above.

The advisers' policies with respect to brokerage are and will be reviewed by the Board periodically. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be changed, modified or eliminated.

BROKERAGE COMMISSIONS

The following chart lists the total brokerage commissions paid by each Fund during the last three years, and the total amount paid to brokers providing research services and the total commission amount paid to such brokers for the year ended December 31, 2004. Also provided is the dollar amount and percentage of brokerage commissions paid to brokerage firms that provided research services. Because the purchase and sale of bonds is a principal transaction there are no brokerage commissions to report for Funds that buy bonds.

                                                                                       TOTAL PORTFOLIO
                                                                                        TRANSACTIONS
                                                                                       ASSOCIATED WITH
                                                                                      BROKERS PROVIDING      COMMISSION PAID
                                                                                    RESEARCH SERVICES IN     TO SUCH BROKERS
FUNDS                                   2004            2003             2002                2004                IN 2004
---------                          --------------- ---------------  --------------- ----------------------  -----------------
Convertible Securities Portfolio..                 $        3,609   $        8,124
Disciplined Mid Cap Stock
Portfolio.........................                 $      333,417   $      251,013
Equity Income Portfolio...........                 $    1,056,970   $      667,858
Federated High Yield Portfolio....                 $          319
Federated Stock Portfolio.........                 $       30,640   $       22,838
Large Cap Portfolio...............                 $      374,572   $      501,377
Lazard International Stock
Portfolio.........................                 $      145,321   $      226,959
MFS Emerging Growth Portfolio.....                 $      507,497   $      720,151
MFS Mid Cap Growth Portfolio......                 $      543,840   $    1,345,721
ML Large Cap Core ................                 $      402,652   $      445,351
MFS Value Portfolio...............                 $       54,947   $       51,658
Social Awareness Stock Portfolio..                 $       76,603   $       82,751
Travelers Quality Bond Portfolio
U.S. Government Securities
Portfolio
Pioneer Fund Portfolio............                 $       31,527   $       48,103
Zero Coupon Bond Fund Portfolio
(Series 2005)

Brokerage business placed with brokers affiliated with any of the advisers or subadvisers was as follows:

BROKERAGE BUSINESS PLACED WITH AFFILIATED BROKERS

                                                                                               % OF FUND'S AGGREGATE
                                                                                                  DOLLAR AMOUNT OF
                                                                                               TRANSACTIONS INVOLVING
                                                                             % OF TOTAL          COMMISSIONS EFFECTED
AFFILIATED                                        $ AMOUNT OF           COMMISSIONS PAID BY       THROUGH AFFILIATED
BROKER                            YEAR          COMMISSIONS PAID      EACH FUND FOR EACH YEAR           BROKER
-----------------            ---------------  ---------------------  ------------------------- -------------------------
LARGE CAP
----------
FIDELITY CAPITAL MARKETS..        2004
                                  2003               $7,474                   2.00%                     4.02%
                                  2002              $16,196                   3.23%                     6.32%

EQUITY INCOME
-------------
FIDELITY CAPITAL MARKETS..        2004
                                  2003               $9,743                   0.92%                     2.11%
                                  2002              $16,495                   2.47%                     5.32%

MERRILL LYNCH LARGE
CAP CORE
--------
CITIGROUP GLOBAL                  2004
                                  2003                $245                    0.06%                     0.06%
                                  2002                  --                      --                        --

MFS MID CAP GROWTH
SALOMON SMITH BARNEY......        2004
                                  2003                 --                        --                        --
                                  2002                $20                     0.001%                    0.002%
SOCIAL AWARENESS STOCK
CITIGROUP GLOBAL MKTS             2004

                                  2003               $2465                    3.22%                     1.30%
                                  2002                  --                      --                        --
PIONEER FUND
CITIGROUP GLOBAL MKTS             2004
                                  2003                $322                    1.05%                     0.42%
                                  2002                  --                      --                        --


                             PORTFOLIO TURNOVER RATE

Although certain Funds do not intend to invest for the purpose of seeking short-term profits, a Fund's investment adviser or subadviser may sell its securities whenever the adviser or subadviser believes it is appropriate to do so in light of the Fund's investment objective, without regard to the length of time a particular security may have been held.

The following table shows significant variations in the portfolio turnover rates for the Funds for the past two years. Variations in turnover rates may be due to a fluctuating volume of purchase and redemption orders, market conditions or changes in the Investment Advisers investment outlook.

FUND                                                                      2004                         2003
--------                                                       ---------------------------  ----------------------------
Convertible Securities Portfolio...........................                                                         44%
Disciplined Mid Cap Stock..................................                                                         61%
Equity Income..............................................                                                        141%
Federated High Yield.......................................                                                         57%
Federated Stock............................................                                                         41%
Large Cap..................................................                                                         60%
Lazard International Stock.................................                                                         44%
MFS Emerging Growth........................................                                                        106%
MFS Mid Cap Growth.........................................                                                         98%
MFS Value Portfolio........................................                                                         57%
ML Large Cap Core..........................................                                                        182%
Social Awareness Stock.....................................                                                         38%
Travelers Quality Bond.....................................                                                        191%
*U.S. Government Securities................................                                                        143%
Pioneer Fund Portfolio.....................................                                                         98%
Zero Coupon Bond Fund, 2005................................                                                          0%

* Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 168%.

                               FUND ADMINISTRATION

The Travelers Insurance Company ("TIC") an indirect wholly-owned subsidiary of Citigroup, acts as administrator to the Funds. The Funds pay TIC an administration fee calculated at an annual rate of 0.06% of the average daily net assets of each respective Fund. This fee is calculated daily and paid monthly. TIC has entered into a sub-administrative service agreement with Smith Barney Fund Management LLC ("SBFM"), another indirect wholly-owned subsidiary of Citigroup. TIC pays SBFM, as sub-administrator, a fee calculated at an annual rate of 0.02% of the average daily net assets of each Fund, plus $30,000 per Fund, subject to a maximum of 0.06% of each Fund's average daily net assets.

The administrative fees the Trust paid SBFM for each Fund during the last three calendar years were:

FUNDS                                                              2004                      2003                      2002
--------                                          ----------------------    ----------------------    ----------------------
Convertible Securities Portfolio................                            $              35,345     $              29,293
Disciplined Mid Cap Stock.......................                            $              78,028     $              69,737
Equity Income...................................                            $              41,808                        --
Federated High Yield............................                            $              37,321     $              25,156
Federated Stock.................................                            $              16,813     $              20,789
Large Cap.......................................                            $              29,926                        --
Lazard International Stock......................                            $              63,071     $              66,811
MFS Emerging Growth.............................                            $              92,898     $             114,143
MFS Mid Cap Growth..............................                            $              95,640     $             112,901
MFS Value.......................................                            $              20,203     $              19,129
ML Large Cap Core...............................                            $              64,365     $              80,057
Social Awareness Stock..........................                            $              41,144     $              43,686
Travelers Quality Bond..........................                            $             127,802     $             108,109
U.S. Government Securities......................                            $             143,027     $             103,175
Pioneer Fund Portfolio..........................                            $              13,786     $              16,927
Zero Coupon Bond Fund (Series 2005).............                            $               4,104     $               3,654

Prior to July 1, 2003, the Trust, on behalf of Equity Income and Large Cap Portfolios entered into a service agent agreement with Fidelity Service Company to provide pricing and bookkeeping services to the two Funds at the annual rate of 0.06% of each Fund's daily net assets under $500 million and 0.03% over $500 million. Each Fund paid a minimum total annual fee of $60,000. For the years ended December 31, 2001, 2002 and 2003 the fund administration fees for Large Cap Portfolio were $94,778, $79,138 and $33,429, respectively and for Equity Income Portfolio were $67,475, $73,009 and $36,769, respectively.

The Board of Trustees determined to include Equity Income and Large Cap Portfolios under the Trust's existing administrative services agreement with The Travelers Insurance Company and, in conjunction to terminate the existing agreement with Fidelity Service Company. In the second half of 2003, The Travelers Insurance Company became responsible for the pricing and bookkeeping services for Equity Income and Large Cap Portfolios.

                               SHAREHOLDER RIGHTS

Fund shares are currently sold only to insurance company separate accounts in connection with variable annuity and variable life insurance contracts issued by the Travelers Insurance Company and its affiliates. Shares are not sold to the general public. Fund shares are sold on a continuing basis, without a sales charge, at the net asset value next computed after payment is made by the insurance company to the Fund's custodian. However, separate accounts to which shares are sold may impose sales and other charges, as described in the appropriate contract prospectus.

The Trust currently issues 16 series of shares, each representing interests in a Fund. Shareholders of each series participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued for the consideration described in the prospectus, shares are fully paid and non-assessable by the Trust and have no preference, conversion, exchange or preemptive rights.

Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares. Shares are redeemable, transferable and freely assignable as collateral. There are no sinking fund provisions. (See the accompanying separate account prospectus for a discussion of voting rights applicable to purchasers of variable annuity and variable life insurance contracts.)

In the event that a Fund serves as an investment vehicle for both variable annuity and variable life insurance contracts, an irreconcilable material conflict may conceivably arise between contract owners of different separate accounts investing in the Fund due to differences in tax treatment, management of the Fund's investments, or other considerations. The Trust's Board will monitor events in order to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and will determine what action, if any, should be taken in the event of such a conflict.

The Fund has delegated to the adviser or subadviser the proxy voting responsibilities for the securities held by each Fund. Please see Appendix B for more information on proxy voting policies and procedures.

                         FEDERAL TAX STATUS OF THE FUNDS

The following discussion of the federal tax status of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this statement of additional information. Tax law is subject to change by legislative, administrative or judicial action.

Qualification as Regulated Investment Company

Each Fund is treated as a separate taxpayer for federal income tax purposes. The Funds intend to elect to be treated as a regulated investment company under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the "Code") and to qualify as a regulated investment company each year. If a Fund:
(1)
continues to qualify as a regulated investment company, and (2) distributes to its shareholders at least 90% of its investment company taxable income (including for this purpose its net ordinary investment income and realized net short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses) (the "90% distribution requirement"), which each Fund intends to do, then under the provisions of Subchapter M of the Code, a Fund should have little or no liability for federal income taxes. In particular, a Fund will not be subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., realized net long-term capital gain in excess of realized net short-term capital loss) it distributes to shareholders (or treats as having been distributed to shareholders).

Each Fund generally will endeavor to distribute (or treat as deemed distributed) to shareholders all of its investment Trust taxable income and its net capital gain, if any, for each taxable year so that it will not incur federal income taxes on its earnings.

Each Fund must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of its gross income for each taxable year must be derived from dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; and (2) at the close of each quarter of the Fund's taxable year,
(a) at least 50% of the value of the Fund's total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. government securities and other securities (provided that no more than 5% of the value of the Fund may consist of such other securities of any one issuer, and the Fund may not hold more than 10% of the outstanding voting securities of any issuer), and (b) the Fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), or of two or more issuers that are controlled by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses.

Distributions to Avoid Federal Excise Tax

A regulated investment company generally must distribute in each calendar year an amount equal to at least the sum of: (1) 98% of its ordinary taxable income for the year, (2) 98% of its capital gain net income for the 12 months ended on October 31 of that calendar year, and (3) any ordinary income or net capital gain income not distributed for prior years (the "excise tax avoidance requirements"). To the extent that a regulated investment company fails to do this, it is subject to a 4% nondeductible federal excise tax on undistributed earnings. However, the excise tax does not apply to a regulated investment company, whose only shareholders during the year are segregated asset accounts of life insurance companies supporting variable life insurance contracts or variable annuity contracts, certain qualified trusts, or parties that contributed in aggregate $250,000 or less in seed money to the Fund. If a Fund has a seed money account that has invested more than $250,000, the Fund must make (and intends to make) the foregoing distributions of income in order to avoid paying the excise tax.

Section 817(h) Diversification Requirements

Each Fund also intends to comply with Section 817(h) of the Code and the regulations issued thereunder, which impose certain investment diversification requirements on life insurance companies' separate accounts that are used to support variable life insurance contracts and variable annuity contracts. A separate account may meet these requirements by investing solely in the shares of a regulated investment company registered under the 1940 Act as an open-end management investment Trust (such as the Fund) provided that such regulated investment company satisfies the diversification requirements (as well as certain other requirements) of Section 817(h) of the Code and the regulations issued thereunder. These requirements are in addition to the diversification requirements of subchapter M and of the 1940 Act, and may affect the securities in which a Fund may invest. In order to comply with future requirements of
Section 817(h) (or related provisions of the Code), a Fund may be required, for example, to alter its investment objectives.

The Section 817(h) requirements place certain limitations on the assets of each separate account (or underlying regulated investment company) that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by a "safe harbor" described below, as of the end of each calendar quarter, or within 30 days thereafter:

       o no more than 55% of a Fund's total assets may be represented by any one investment

       o   no more than 70% by any two investments

       o   no more than 80% by any three investments

       o   no more than 90% by any four investments

Section 817(h) provides, as a safe harbor, that a separate account (or underlying regulated investment company) will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. For purposes of Section 817(h), all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are treated as a single investment. In addition, each U.S. Government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions are considered securities issued by the same issuer.

Compliance with Applicable Requirements

If for any taxable year a Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement, then all of its taxable income becomes subject to federal, and possibly state, income tax at regular corporate rates (without any deduction for distributions to its shareholders). In addition, if for any taxable year a Fund fails to qualify as a regulated investment company, owners of variable life insurance contracts and variable annuity contracts who have assets directed to the Fund might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Likewise, if a Fund fails to comply with the diversification (or other) requirements of section 817(h) of the Code and the regulations thereunder, owners of variable life insurance contracts and variable annuity contracts who have assets directed to the Fund would be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above requirements is carefully monitored by a Fund's investment advisers and subadvisers, and the Fund intends to comply with these requirements as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in lower total return for a Fund than would otherwise be the case, since, to comply with the above requirements, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the Fund's investment adviser and subadvisers might otherwise select.

Capital Loss Carryforwards

As of December 31, 2004, the Funds have capital loss "carryforwards" as indicated below. To the extent provided in the Code and regulations thereunder, a Fund may carry forward such capital losses to offset realized capital gains in future years.

---------------------------------------------------------------------------------------------------------
                    FUND                                 AMOUNT                   EXPIRATION DATES:
                                                                                    DECEMBER 31,
---------------------------------------------------------------------------------------------------------
      Convertible Securities Portfolio
---------------------------------------------------------------------------------------------------------
      Convertible Securities Portfolio
---------------------------------------------------------------------------------------------------------
    Disciplined Mid Cap Stock Portfolio
---------------------------------------------------------------------------------------------------------
       Federated High Yield Portfolio
---------------------------------------------------------------------------------------------------------
       Federated High Yield Portfolio
---------------------------------------------------------------------------------------------------------
       Federated High Yield Portfolio
---------------------------------------------------------------------------------------------------------
       Federated High Yield Portfolio
---------------------------------------------------------------------------------------------------------
       Federated High Yield Portfolio
---------------------------------------------------------------------------------------------------------
         Federated Stock Portfolio
---------------------------------------------------------------------------------------------------------
         Federated Stock Portfolio
---------------------------------------------------------------------------------------------------------
         Federated Stock Portfolio
---------------------------------------------------------------------------------------------------------
            Large Cap Portfolio
---------------------------------------------------------------------------------------------------------
            Large Cap Portfolio
---------------------------------------------------------------------------------------------------------
            Large Cap Portfolio
---------------------------------------------------------------------------------------------------------
   Mondrian International Stock Portfolio
---------------------------------------------------------------------------------------------------------
   Mondrian International Stock Portfolio
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                    FUND                                 AMOUNT                   EXPIRATION DATES:
                                                                                    DECEMBER 31,
---------------------------------------------------------------------------------------------------------
   Mondrian International Stock Portfolio

---------------------------------------------------------------------------------------------------------
   Merrill Lynch Large Cap Core Portfolio
---------------------------------------------------------------------------------------------------------
   Merrill Lynch Large Cap Core Portfolio
---------------------------------------------------------------------------------------------------------
        MFS Mid Cap Growth Portfolio
---------------------------------------------------------------------------------------------------------
        MFS Mid Cap Growth Portfolio
---------------------------------------------------------------------------------------------------------
            MFS Value Portfolio
---------------------------------------------------------------------------------------------------------
            MFS Value Portfolio
---------------------------------------------------------------------------------------------------------
           Pioneer Fund Portfolio
---------------------------------------------------------------------------------------------------------
           Pioneer Fund Portfolio
---------------------------------------------------------------------------------------------------------
           Pioneer Fund Portfolio
---------------------------------------------------------------------------------------------------------
      Social Awareness Stock Portfolio
---------------------------------------------------------------------------------------------------------
      Social Awareness Stock Portfolio
---------------------------------------------------------------------------------------------------------
      Social Awareness Stock Portfolio
---------------------------------------------------------------------------------------------------------
      Social Awareness Stock Portfolio
---------------------------------------------------------------------------------------------------------
      Travelers Quality Bond Portfolio
---------------------------------------------------------------------------------------------------------

Investments in Foreign Securities

Investment income received from sources within foreign countries, or capital gains earned by a Fund investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle a Fund to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of a Fund's assets to be invested within various countries is not now known. A Fund intends that it will operate so as to qualify for applicable treaty-reduced rates of tax.

If a Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. A Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires the applicable Fund to recognize taxable income or gain without the concurrent receipt of cash. If a Fund acquires stock in foreign corporations, it may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a Fund's investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its annual gross income.

Investments with Original Issue Discount

If a Fund invests in certain payment-in-kind instruments, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the Fund elects to include market discount in current income), it must accrue income on such investments prior to the receipt of the corresponding cash. However, because a Fund must meet the 90% distribution requirement to qualify as a regulated investment company, the Fund may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

Options, Futures, and Swaps

A Fund's transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses of the Fund. These rules (1) could affect the character, amount and timing of distributions to Fund shareholders, (2) could require a Fund to "mark to market" certain types of the positions in its portfolio (that is, treat them as if they were closed out) and (3) may cause a Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the excise tax avoidance requirements described above. To mitigate the effect of these rules and prevent disqualification of a Fund as a regulated investment company, management seeks to monitor the Fund's transactions, seeks to make the appropriate tax elections on behalf of the Fund, and seeks to make the appropriate entries in the Fund's books and records when the Fund acquires any option, futures contract or hedged investment.

The federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and a Fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions.

INVESTOR TAXATION

Under current law, owners of variable life insurance contracts and variable annuity contracts and employee benefit plan participants who are indirectly invested in the Funds generally are not subject to federal income tax on Fund earnings or distributions or on gains realized upon the sale or redemption of Fund shares until they are withdrawn from the contract or plan. For information concerning the federal income tax consequences to the owners of variable life insurance contracts and variable annuity contracts, see the prospectuses for such contracts. For information concerning the federal income tax consequences to plan participants, see the summary plan description or contact your plan administrator.

OTHER INFORMATION. The discussion of "Tax Consequences of Dividends and Distributions" in the prospectus and the foregoing discussion of federal income tax consequences is a general and abbreviated summary based on tax laws and regulations in effect on the date of the prospectus. Tax law is subject to change by legislative, administrative or judicial action. Each prospective investor should consult his or her own tax advisor as to the tax consequences of investments in the Fund.

It is not feasible to comment on all of the federal tax consequences concerning the Fund. No further discussion of those consequences is included in this SAI. For information concerning the federal income tax consequences to the owners of variable life insurance and annuity contracts, see the prospectuses for the contracts.

                                   PERFORMANCE

The Company may include a Fund's total return, average annual total return, and yield in advertisements and other sales literature. These figures are based on historical earnings and are not a guarantee of future performance. Additionally, these figures do not include the deduction of any contract charges, which, if reflected, would reduce the quoted performance.

Total Return

Total return is computed for a specified period of time assuming reinvestment of all income dividends and capital gains distributions at net asset value on the ex-dividend dates at prices calculated as stated in the prospectus, then dividing the value of the investment at the end of the period so calculated by the initial amount invested and subtracting 100%. The standard average annual total return, as prescribed by the SEC, is derived from this total return, which provides the ending redeemable value. Such standard total return information may also be accompanied with nonstandard total return information over different periods of time by means of aggregate, average, year-by-year, or other types of total return figures. The standard total return shows what an investment in the fund would have earned over a specified period of time (one, five or ten years) assuming all distributions and dividends by the fund were invested on the reinvestment dates during the period less all recurring fees. Aggregate total return represents the cumulative change in the value of an investment in a fund for the specified period.

Average Annual Total Return

These figures are computed according to formula prescribed by the SEC. The formula is as follows:

P(1+T) /n/ =ERV

P = a hypothetical initial payment of $1,000
T = average annual total return
n = number of years

ERV = Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

Yield

The yield of a fund refers to the net investment income earned by investments in the fund over a 30 day period. Yield is computed by dividing the net investment income per share earned during a specified 30 day period by the net asset value per share on the last day of such period and annualizing the result. For purposes of the yield calculation, interest income is determined based on a yield to maturity percentage for each long-term fixed income obligation in the fund; income on short-term obligations is based on current payment rate. This net investment income is then annualized, i.e., the amount of income earned by the investments during that 30 day period is assumed to be earned each 30 day period for 12 periods and is expressed as a percentage of the investments. The yield quotation is calculated according to a formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies.

The standard formula is as follows:

                                     6
Yield = 2[((a - b) / (c x d) +1) - 1]

a = dividends and interest earned during the period b = expenses accrued for the period (net of waiver or reimbursement) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum offering price per share on the last day of the period

                        DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds' general policy with respect to the disclosure of portfolio security holdings is that such information may never be shared with non-Fund related employees, investors and potential investors, and with third parties unless it is done for legitimate fund business purposes. Generally, the release of details of securities positions is only permitted once they are considered "stale" - meaning after it is 25 calendar days old following the quarter-end.

Each Fund's complete list of holdings (including the size of each position) may be made available to investors, potential investors, third-parties and non-Fund related employees no sooner than the time of the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end. The Funds do not currently post their portfolio holdings, or otherwise publicly disclose their portfolio holdings other than in required regulatory filings and reports.

Subject to the provisions relating to "ongoing arrangements," each fund's holdings may also be released with simultaneous public disclosure at least 25 days after quarter end. Typically, simultaneous public disclosure is achieved by posting the information to an Internet site that is accessible by the public, or through public release by a third party vendor. For the purposes of the policy, the term "ongoing arrangement" is interpreted to include any arrangement, whether oral or in writing, to provide portfolio holdings information to any person or entity more than once, but excluding any arrangement to provide such information following the filing of Form N-Q or Form N-CSR.

Funds may release limited portfolio holdings information that is not yet considered stale in the following circumstances, subject to the provisions relating to "ongoing arrangements":

1. The fund's top ten securities, current as of quarter-end, and the individual size of each such security position may be released at any time following quarter end with simultaneous public disclosure.

2. The fund's (i) top ten securities positions (including the aggregate but not individual size of such positions), (ii) sector weightings, (iii) yield and duration, and (iv) the fund's performance attribution (e.g., analysis of the fund's over performance or underperformance of its benchmark based on its portfolio holdings) may be released at any time with simultaneous public disclosure.

3. A list of securities (that may include fund holdings together with other securities) followed by the fund's portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4. A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

Under the policy, if portfolio holdings are released pursuant to an ongoing arrangement with any party, the fund must have a legitimate business purpose for the release of the information, the release of the information must be subject to a duty of confidentiality, including a duty not to trade on non-public information, in order to prohibit the entity from sharing with an unauthorized source or trading upon the information provided by the fund. Neither the fund, or its advisers, or any other affiliated party may receive compensation or any other consideration in connection with such arrangements.

Set forth below is a list, as of December 28, 2004, of those parties with whom the funds has authorized ongoing arrangements that include the release of portfolio holdings information, as well as the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The fund's auditor also has access from time to time to a fund's portfolio holdings in connection with performing the audit and related functions.



                         RECIPIENT (HOLDINGS)                            FREQUENCY        DELAY BEFORE DISSEMINATION

State Street Bank & Trust Co., (Fund Custodian and Accounting Agent)    Daily       None
Institutional Shareholders Services, (Proxy Voting Services)            As
                                                                        necessary   None
Bloomberg                                                               Quarterly   25 Calendar days after Quarter End
Lipper                                                                  Quarterly   25 Calendar days after Quarter End
S&P                                                                     Quarterly   25 Calendar days after Quarter End
Morningstar                                                             Quarterly   25 Calendar days after Quarter End
Vestek                                                                  Daily       None
AMBAC (Insurer)                                                         Daily       None
S&P (Rating Agency)                                                     Weekly
                                                                        Tuesday
                                                                        Night       1 day
Moody's (Rating Agency)                                                 Weekly
                                                                        Tuesday
                                                                        Night       1 day
Factset                                                                 Daily       None
Baseline                                                                Daily       None
Frank Russell                                                           Monthly     1 day
Callan                                                                  Quarterly   25 Days after Quarter End
Mercer                                                                  Quarterly   25 Days after Quarter End
eVestment Alliance                                                      Quarterly   25 Days after Quarter End
CRA RogersCasey                                                         Quarterly   25 Days after Quarter End
Cambridge Associates                                                    Quarterly   25 Days after Quarter End

                         RECIPIENT (HOLDINGS)                            FREQUENCY        DELAY BEFORE DISSEMINATION

Marco Consulting                                                        Quarterly   25 Days after Quarter End
Wilshire                                                                Quarterly   25 Days after Quarter End
Informa Investment Services (Efron)                                     Quarterly   25 Days after Quarter End
CheckFree (Mobius)                                                      Quarterly   25 Days after Quarter End
Nelsons Information                                                     Quarterly   25 Days after Quarter End
Investor Tools                                                          Daily       None
Advent                                                                  Daily       None
BARRA                                                                   Daily       None
Plexus                                                                  Quarterly   Sent the 1-3 business day following
                                                                        (Calendar)  the end of a Quarter
Elkins/McSherry                                                         Quarterly   Sent the first business day following
                                                                        (Calendar)  the end of a Quarter
Quantitative Services Group                                             Daily       None
Arnerich Massena & Associates                                           Semi-Annual 30 to 45 days after end of period

With respect to each such arrangement, each fund has a legitimate business purpose for the release of information. The release of the information is subject to trading restrictions and/or confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon the information provided by the funds. Neither the funds, its advisers nor any other affiliated party receives compensation or any other consideration in connection with such arrangements.

It is expected that the Fund's policy will be submitted to the Board for review in connection with the Board's annual review of the Funds' compliance polices and procedures.









                              FINANCIAL STATEMENTS

Each Fund's fiscal year end is December 31st. Financial statements for the Funds' annual and semi-annual periods will be distributed to shareholders of record. The financial statements of the Funds and the Report of Independent Auditors are contained in the Funds' Annual Report, which is incorporated by reference in this Statement of Additional Information.

KPMG LLP, 757 Third Avenue, New York, NY 10017, has been selected as independent auditors to examine and report on the Funds' financial statements for the year ending December 31, 2004. The financial statements for the Trust have been audited by KPMG LLP for the fiscal year ended December 31, 2004.

Prior to January 1, 2003, PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, was the independent auditors for Large Cap and Equity Income Portfolios.

During the two fiscal years ended 2002 and 2001, PricewaterhouseCoopers's audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified as to uncertainty, audit scope, or accounting principles. Further, in connection with its audits for the two fiscal years ended 2002 and 2001,and through February 12, 2003, there were no disagreements between the Funds and PricewaterhouseCoopers on any matter of accounting principles or practice, financial statements disclosure or audit scope or procedure, which if not resolved to the satisfaction of PricewaterhouseCoopers would have caused it to make reference to the disagreement on the financial statements for such years.

The financial statements of the Registrant and the Report of Independent Auditors are contained in the Trust's Annual Report, which is incorporated in this Statement of Additional Information by reference.

                             ADDITIONAL INFORMATION

On April 1, 2004, the Travelers Insurance Company and its affiliates owned 100% of the Trust's outstanding shares. The Travelers Insurance Company is a stock insurance company chartered in 1864 in Connecticut and continuously engaged in the insurance business since that time. It is a wholly owned subsidiary of The Travelers Insurance Group Inc., which is indirectly owned, through a wholly owned subsidiary, by Citigroup Inc., a bank holding company. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103.

State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110 is currently the custodian for all the Portfolios of The Travelers Series Trust. For Large Cap and Equity Income Portfolios, Brown Brothers Harriman and Co. served as the custodian prior to July 1, 2003.

Citicorp Trust Bank, fsb (formerly, Travelers Bank & Trust, fsb) 125 Broad Street, New York, NY 10004, will maintain the records relating to its function as transfer agent for the Trust. Fidelity Investments Institutional Operations Company, Inc. ("FIIOC"), 82 Devonshire Street, Boston, MA 02019 acted as transfer agent and dividend disbursing agent for the Large Cap and Equity Income Portfolios prior to July 1, 2003.

Sutherland Asbill & Brennan LLP serves as Fund counsel. It is located at 1275 Pennsylvania Avenue, N.W., Washington, DC 20004.

PFPC Global Fund Services (formerly First Data Investor Services Group, Inc.), 101 Federal Street, Boston, MA, 02110, will maintain records relating to its function as the sub-transfer agent for the Trust's portfolios.

Except as otherwise stated in its prospectus or as required by law, the Series Trust reserves the right to change the terms of the offer stated in its prospectus without shareholder approval, including the right to impose or change fees for services provided.

No dealer, salesman or other person is authorized to give any information or to make any representation not contained in the Series Trust's prospectus, this SAI or any supplemental sales literature issued by the Series Trust, and no person is entitled to rely on any information or representation not contained therein.

The Trust's prospectuses and this SAI omit certain information contained in the Trust's registration statement filed with the Securities and Exchange Commission that may be obtained from the Commission's principal office in Washington, D.C. upon payment of the fee prescribed by the Rules and Regulations promulgated by the Commission. Otherwise, investors may obtain the Trust's registration statement for free by accessing the SEC's website at http://www.sec.gov.

                                   APPENDIX A

                            COMMERCIAL PAPER RATINGS

The Fund's investments in commercial paper are limited to those rated A-1 or A-2 by S&P or PRIME-1 or PRIME-2 by Moody's. These ratings and other money market instruments are described as follows.

Commercial paper rated A-1 by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements. The issuer's long-term senior debt is rated A or better, although in some cases BBB credits may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry.

Commercial paper rated A-2 by S&P indicates that capacity for timely payment is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

Commercial paper rated PRIME-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public preparations to meet such obligations. Relative strength or weakness of the above factors determines how the issuer's commercial paper is rated within various categories.

Commercial paper rated PRIME-2 has a strong capacity for repayment of short-term promissory obligations.

                       COMMON AND PREFERRED STOCK RATINGS

MOODY'S COMMON STOCK RATINGS

Moody's presents a concise statement of the important characteristics of a company and an evaluation of the grade (quality) of its common stock. Data presented include: (a) capsule stock information which reveals short and long term growth and yield afforded by the indicated dividend, based on a recent price; (b) a long term price chart which shows patterns of monthly stock price movements and monthly trading volumes; (c) a breakdown of a company's capital account which aids in determining the degree of conservatism or financial leverage in a company's balance sheet; (d) interim earnings for the current year to date, plus three previous years; (e) dividend information; (f) company background; (g) recent corporate developments; (h) prospects for a company in the immediate future and the next few years; and (i) a ten year comparative statistical analysis.

This information provides investors with information on what a company does, how it has performed in the past, how it is performing currently and what its future performance prospects appear to be.

These characteristics are then evaluated and result in a grading, or indication of quality. The grade is based on an analysis of each company's financial strength, stability of earnings and record of dividend payments. Other considerations include conservativeness of capitalization, depth and caliber of management, accounting practices, technological capabilities and industry position. Evaluation is represented by the following grades:

       (1) High Grade

       (2) Investment Grade

       (3) Medium Grade

       (4) Speculative Grade

MOODY'S PREFERRED STOCK RATINGS

Preferred stock ratings and their definitions are as follows:

       1. aaa: An issue that is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

       2. aa: An issue that is rated aa is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

       3. a: An issue that is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the AAA and AA classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

       4. baa: An issue that is rated baa is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

       5. ba: An issue that is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

       6. b: An issue that is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

       7. caa: An issue that is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

       8. ca: An issue that is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

       9. c: This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2 and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category, the modifier 2 indicates a midrange ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                             CORPORATE BOND RATINGS

S&P CORPORATE BOND RATINGS

An S&P corporate bond rating is a current assessment of the creditworthiness of an obligor, including obligors outside the United States, with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. Ratings of foreign obligors do not take into account currency exchange and related uncertainties. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable.

The ratings are based, in varying degrees, on the following considerations:

       a.  Likelihood of default

       b. capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

       c.  Nature of and provisions of the obligation; and

       d. Protection afforded by and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

PLUS (+) OR MINUS (-): To provide more detailed indications of credit quality, ratings from AA to A may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Bond ratings are as follows:

       1. AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

       2. AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

       3. A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

       4. BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

       5. BB, B, CCC, CC and C -- Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation, and C the highest degree of speculation. While such debt likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

MOODY'S CORPORATE BOND RATINGS

       Moody's ratings are as follows:

       1. Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are not likely to impair the fundamentally strong position of such issues.

       2. Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long term risks appear somewhat larger than in Aaa securities.

       3. A -- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

       4. Baa -- Bonds that are rated Baa are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

       5. Ba -- Bonds that are rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

       6. B -- Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from AA through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

FITCH CORPORATE BOND RATINGS

         Fitch ratings are as follows --

       1. AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

       2. AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." pt Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-l+."

       3. A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

       4. BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

       5. BB -- Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

       6. B -- Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflect the obligor's limited margin of safety and the need for reasonable business and economic activity through out the life of the issue.

       7. CCC -- Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

       8. CC -- Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

       9. C -- Bonds are in imminent default in payment of interest or principal.

       10. DDD, DD AND D -- Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

PLUS (+) MINUS (-) -- Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA," "DDD,. "DD," or "D" categories.

                                   APPENDIX B

                      PROXY VOTING POLICIES AND PROCEDURES

Because the voting of proxies for portfolio securities relates to the investment decision making process, responsibility for voting portfolio securities has been delegated to the adviser or the subadviser, a s appropriate. This appendix includes the policies and procedures, the adviser or subadviser uses to determine how to vote such proxies. However, these policies and procedures may not address all potential voting issues that surround individual proxy votes, so there may be instances in which the votes may vary from an adviser or subadviser's particular policy.

Information on how each portfolio voted proxies relating to portfolio securities during the most recent 12 month period ended June 30th is available (1) without charge by calling 800-842-9368, (2) on the internet at www.CitigroupAM.com, and
(3) on the SEC's website at www.sec.gov.

TAMIC, TIMCO AND SBFM
PROXY VOTING POLICIES AND PROCEDURES

TAMIC, TIMCO and SBFM are affiliates of Citigroup Asset Management ("CAM"), a group of investment adviser affiliates of Citigroup, Inc. ("Citigroup"). CAM has developed a set of proxy voting policies and procedures (the "Policies") to ensure that the adviser votes proxies relating to securities in the best interest of clients.

In voting proxies, the adviser is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The adviser attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The adviser may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the adviser of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, the adviser generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

In furtherance of the adviser's goal to vote proxies in the best interest of clients, the adviser follows procedures designed to identify and address material conflicts that may arise between the adviser's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the adviser) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM's and the adviser's business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The adviser also maintains and considers a list of significant relationships that could present a conflict of interest for the adviser in voting proxies. The adviser is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the adviser decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the adviser for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the adviser decides to vote a proxy, the adviser generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the adviser in voting proxies with respect to such issuer. Such position is based on the fact that the adviser is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the adviser and certain other Citigroup business units.

CAM maintains a Proxy Voting Committee, of which the adviser personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the adviser's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the adviser's decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the adviser may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

THE FOLLOWING PROXY VOTING GUIDELINES WERE ESTABLISHED BY THE FIDELITY BOARD OF TRUSTEES OF THE FUNDS, AFTER CONSULTATION WITH FIDELITY MANAGEMENT & RESEARCH COMPANY (FMR), THE SUBADVISER TO THE EQUITY INCOME PORTFOLIO AND LARGE CAP PORTFOLIO. (THE GUIDELINES ARE REVIEWED PERIODICALLY BY FMR AND BY THE NON-INTERESTED TRUSTEES OF THE FIDELITY FUNDS, AND, ACCORDINGLY, ARE SUBJECT TO CHANGE.)

                      Fidelity Fund Proxy Voting Guidelines

                         (Funds Sub-advised by FMR Co.)

                                   March 2004

I.     General Principles

       A. Except as set forth herein, portfolio securities should generally be voted in favor of incumbent directors and in favor of routine management proposals. In general, FMR will oppose shareholder proposals that do not appear reasonably likely to enhance the economic returns or profitability of the portfolio company or to maximize shareholder value.

       B. Non-routine proposals covered by the following guidelines should generally be voted in accordance with the guidelines.

       C. Non-routine proposals not covered by the following guidelines or other special circumstances should be evaluated by the appropriate FMR analyst or portfolio manager, subject to review by the President or General Counsel of FMR or the General Counsel of FMR Corp. A significant pattern of such non-routine proposals or other special circumstances should be referred to the Operations Committee or its designee.

II. Portfolio shares should generally be voted against anti-takeover proposals, including:

       A. Fair Price Amendments, except those that consider only a two year price history and are not accompanied by other anti-takeover measures.

       B. Classified Boards. FMR will generally vote in favor of proposals to declassify a board of directors. FMR will consider voting against such a proposal if the issuer's Articles of Incorporation or applicable statute includes a provision whereby a majority of directors may be removed at any time, with or without cause, by written consent, or other reasonable procedures, by a majority of shareholders entitled to vote for the election of directors.

       C.  Authorization of "Blank Check" Preferred Stock.

       D.  Golden Parachutes:

           1. Accelerated options and/or employment contracts that will result in a lump sum payment of more than three times annual compensation (salary and bonus) in the event of termination.

           2.   Compensation contracts for outside directors.

           3. Tin Parachutes that cover a group beyond officers and directors and permit employees to voluntarily terminate employment and receive payment.

           4. Adoption of a Golden or Tin Parachute will result in our withholding authority in the concurrent or next following vote on the election of directors.

       E.  Supermajority Provisions.

       F.  Poison Pills:

           1. Introduction of a Poison Pill without shareholder approval will result in FMR withholding authority in the concurrent or next following vote on the election of directors. In addition, extension of an existing Poison Pill or the adoption of a new Poison Pill without shareholder approval upon the expiration of an existing Pill will result in FMR withholding authority in the concurrent or next following vote on the election of directors.

           2. FMR will consider not withholding its authority on the election of directors if (a) the board has adopted a Poison Pill with a sunset provision; (b) the Pill is linked to a business strategy that will result in greater value for the shareholders; (c) the term is less than 5 years; and (d) shareholder approval is required to reinstate the expired Pill. In addition, the Funds will consider not withholding authority on the election of directors if company management indicates that the board is willing to strongly consider seeking shareholder ratification of, or adding a sunset provision meeting the above conditions to, an existing Pill. In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting, the Funds would withhold their vote from the election of directors at that next meeting.

           3. FMR will generally withhold authority on the election of directors if a company refuses, upon request by FMR, to amend a Poison Pill Plan to allow the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities. On a case-by-case basis, FMR may determine not to withhold authority on the election of directors if a company's Poison Pill Plan, although imposing an aggregate ownership position limit of less than 20%, in the judgment of FMR provides the funds with sufficient investment flexibility.

           4. Portfolio shares will be voted for shareholder proposals requiring or recommending that shareholders be given an opportunity to vote on the adoption of poison pills.

           5. If shareholders are requested to approve adoption of a Poison Pill plan, the Funds will, in general, consider voting in favor of the Poison Pill plan if: (a) the board has adopted a Poison Pill with a sunset provision; (b) the Pill is determined to be linked to a business strategy that will result in greater value for the shareholders; (c) the term is generally not longer than 5 years; (d) shareholder approval is required to reinstate an expired Pill; (e) the Pill contains a provision suspending its application, by shareholder referendum, in the event a potential acquirer announces a bona fide offer, made for all outstanding shares; and (f) the Pill allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities. On a case-by-case basis, FMR may determine to vote in favor of a company's Poison Pill Plan if the Plan, although imposing an aggregate ownership position limit of less than 20%, in the judgment of FMR provides the funds with sufficient investment flexibility.

       G. Elimination of, or limitation on, shareholder rights (e.g., action by written consent, ability to call meetings, or remove directors).

       H.  Transfer of authority from shareholders to directors.

       I. Reincorporation in another state (when accompanied by anti-takeover provisions).

III.   Stock Option Plans

       A. Stock Option plans should be evaluated on a case-by-case basis. Portfolio shares should generally be voted against Stock Option Plan adoptions or amendments to authorize additional shares if:

           1. The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other stock plans, is greater than 10%. However, for companies with a smaller market capitalization, the dilution effect may not be greater than 15%. If the plan fails this test, the dilution effect may be evaluated relative to any unusual factor involving the company.

           2. The offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.

           3. The Board may, without shareholder approval, (i) materially increase the benefits accruing to participants under the plan,
                (ii) materially increase the number of securities which may be issued under the plan, or (iii) materially modify the requirements for participation in the plan.

           4. The granting of options to non-employee directors is subject to management discretion, the plan is administered by a compensation committee not comprised entirely of non-employee directors or the plan is administered by a board of directors not comprised of a majority of non-employee directors, versus non-discretionary grants specified by the plan's terms.

           5. However, a modest number of shares may be available for grant to employees and non-employee directors without complying with Guidelines 2, 3 and 4 immediately above if such shares meet both of two conditions:

                a. They are granted by a compensation committee composed entirely of independent directors.

                b. They are limited to 5% (large capitalization company) and 10% (small capitalization company) of the shares authorized for grant under the plan.

           6. The plan's terms allow repricing of underwater options, or the Board/Committee has repriced options outstanding under the plan in the past 2 years. However, option repricing may be acceptable if all of the following conditions, as specified by the plan's express terms, or board resolution, are met:

                a. The repricing is authorized by a compensation committee composed entirely of independent directors to fulfill a legitimate corporate purpose such as retention of a key employee;

                b. The repricing is rarely used and then only to maintain option value due to extreme circumstances beyond management's control; and

                c. The repricing is limited to no more than 5% (large capitalization company) or 10% (small capitalization company) of the shares currently authorized for grant under the plan.

           7. Furthermore, if a compensation committee composed entirely of independent directors determines that options need to be granted to employees other than the company's executive officers, that no shares are currently available for such options under the company's existing plans, and that such options need to be granted before the company's next shareholder meeting, then the company may reprice options in an amount not to exceed an additional 5% or 10%, as applicable, if such company seeks authorization of at least that amount at the very next shareholders' meeting.

           8. For purposes of this Guideline III, a large capitalization company generally means a company in the Russell 1000; the small capitalization company category generally includes all companies outside the Russell 1000.

       B. FMR will generally withhold its authority on the election of directors if, within the last year and without shareholder approval, the company's board of directors or compensation committee has repriced outstanding options held by officers or directors which, together with all other options repriced under the same stock option plan (whether held by officers, directors or other employees) exceed 5% (for a large capitalization company) or 10% (for a small capitalization company) of the shares authorized for grant under the plan.

       C. Proposals to reprice outstanding stock options should be evaluated on a case-by-case basis. FMR will consider supporting a management proposal to reprice outstanding options based upon whether the proposed repricing is consistent with the interests of shareholders, taking into account such factors as:

           1. Whether the repricing proposal excludes senior management and directors;

           2. Whether the options proposed to be repriced exceeded FMR's dilution thresholds when initially granted;

           3. Whether the repricing proposal is value neutral to shareholders based upon an acceptable options pricing model;

           4. The company's relative performance compared to other companies within the relevant industry or industries;

           5. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

           6. Any other facts or circumstances relevant to determining whether a repricing proposal is consistent with the interests of shareholders.

IV. Restricted Stock Awards ("RSA") should be evaluated on a case-by-case basis. Portfolio shares should generally be voted against RSA adoptions or amendments to authorize additional shares if:

       A. The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other stock plans, is greater than 10%. However, for companies with a smaller market capitalization, the dilution effect may not be greater than 15%. If the plan fails this test, the dilution effect may be evaluated relative to any unusual factor involving the company.

       B. The Board may materially alter the RSA without shareholder approval, including a provision that allows the Board to lapse or waive restrictions at its discretion.

       C. The granting of RSAs to non-employee directors is subject to management discretion, versus non-discretionary grants specified by the plan's terms.

       D. The restriction period is less than 3 years. RSAs with a restriction period of less than 3 years but at least 1 year are acceptable if the RSA is performance based.

       E. However, a modest number of shares may be available for grant to employees and non-employee directors without complying with Guidelines B, C and D immediately above if such shares meet both of two conditions:

           1. They are granted by a compensation committee composed entirely of independent directors.

           2. They are limited to 5% (large capitalization company) and 10% (small capitalization company) of the shares authorized for grant under the plan.

       F. For purposes of this Guideline IV, a large capitalization company generally means a company in the Russell 1000; the small capitalization company category generally includes all companies outside the Russell 1000.

       G. Proposals to grant restricted stock in exchange for options should be evaluated on a case-by-case basis. FMR will consider supporting a management proposal to grant restricted stock awards in exchange for options based upon whether the proposed exchange is consistent with the interests of shareholders, taking into account such factors as:

           1. Whether the restricted stock award exchange proposal excludes senior management and directors;

           2. Whether the options proposed to be exchanged exceeded FMR's dilution thresholds when initially granted;

           3. Whether the restricted stock award exchange proposal is value neutral to shareholders based upon an acceptable stock award pricing model;

           4. The company's relative performance compared to other companies within the relevant industry or industries;

           5. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

           6. Any other facts or circumstances relevant to determining whether a restricted stock award exchange proposal is consistent with the interests of shareholders.

V.     Other Stock-Related Plans should be evaluated on a case-by-case basis:

       A. Omnibus Stock Plans - vote against entire plan if one or more component violates any of the criteria in parts III or IV above, except if the component is de minimus. In the case of an omnibus stock plan, the 5% and 10% limits in Guidelines III and IV will be measured against the total number of shares under all components of such plan.

       B. Employee Stock Purchase Plans - vote against if the plan violates any of the criteria in parts III and IV above, except that the minimum stock purchase price may be equal to or greater than 85% of the stock's fair market value if the plan constitutes a reasonable effort to encourage broad based participation in the company's equity. In the case of non-U.S. company stock purchase plans, the minimum stock purchase price may be equal to the prevailing "best practices," as articulated by the research or recommendations of the relevant proxy research or corporate governance services, provided that the minimum stock purchase price must be at least 75% of the stock's fair market value.

       C. Stock Awards (other than stock options and RSAs) - generally vote against unless they are identified as being granted to officers/directors in lieu of salary or cash bonus, subject to number of shares being reasonable.

VI.    Unusual Increases in Common Stock:

       A. An increase of up to 3 times outstanding and scheduled to be issued, including stock options, is acceptable; any increase in excess of 3 times would be voted against except in the case of real estate investment trusts, where an increase of 5 times is, in general, acceptable.

       B. Measured as follows: requested increased authorization plus stock authorized to be issued under Poison Pill divided by current stock outstanding plus any stock scheduled to be issued (not including Poison Pill authority). (If the result is greater than 3, Portfolio shares should be voted against.)

VII. Portfolio shares should, in general, be voted against the introduction of new classes of Stock with Differential Voting Rights.

VIII. With regard to Cumulative Voting Rights, Portfolio shares should be voted in favor of introduction or against elimination on a case-by-case basis where this is determined to enhance Portfolio interests as minority shareholders.

IX. Greenmail - Portfolio shares should be voted for anti-greenmail proposals so long as they are not part of anti-takeover provisions.

X. Portfolio shares should be voted in favor of charter by-law amendments expanding the Indemnification of Directors and/or limiting their liability for Breaches of Care.

       A. Portfolio shares should be voted against such proposals if FMR is otherwise dissatisfied with the performance of management or the proposal is accompanied by anti-takeover measures.

XI. Portfolio shares should be voted in favor of proposals to adopt Confidential Voting and Independent Vote Tabulation practices.

XII. Portfolio shares should be voted in favor of proposed amendments to a company's certificate of incorporation or by-laws that enable the company to Opt Out of the Control Shares Acquisition Statutes.

XIII. Employee Stock Ownership Plans ("ESOPs") should be evaluated on a case-by-case basis. Portfolio shares should usually be voted for non-leveraged ESOPs. For leveraged ESOPs, FMR may examine the company's state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. FMR may also examine where the ESOP shares are purchased and the dilution effect of the purchase. Portfolio shares should be voted against leveraged ESOPs if all outstanding loans are due immediately upon change in control.

XIV. Voting of shares in securities of any U.S. banking organization shall be conducted in a manner consistent with conditions that may be specified by the Federal Reserve Board for a determination under federal banking law that no Fund or group of Funds has acquired control of such banking organization.

XV.    AVOIDANCE OF POTENTIAL CONFLICTS OF INTEREST

       Voting of shares shall be conducted in a manner consistent with the best interests of mutual fund shareholders as follows: (i) securities of a portfolio company shall be voted solely in a manner consistent with the Proxy Voting Guidelines; and (ii) voting shall be done without regard to any other Fidelity Companies' relationship, business or otherwise, with that portfolio company.

       FMR applies the following policies and follows the procedures set forth below:

       A. FMR has placed responsibility for the Funds' proxy voting in the FMR Legal Department.

       B. The FMR Legal Department votes proxies according to the Proxy Voting Guidelines that are approved by the Funds' Board of Trustees.

       C. The FMR Legal Department consults with the appropriate analysts or portfolio managers regarding the voting decisions of non-routine proposals that are not addressed by the Proxy Voting Guidelines. Each of the President or General Counsel of FMR or the General Counsel of FMR Corp is authorized to take a final decision.

       D. When a Fidelity Fund invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F) or (G) of the Investment Company Act of 1940, as amended, or to the extent disclosed in the Fund's registration statement, FMR will use pass through voting or echo voting procedures.

XVI.   EXECUTIVE COMPENSATION

       FMR will consider withholding authority for the election of directors and voting against management proposals on stock-based compensation plans or other compensation plans based on whether the proposals are consistent with the interests of shareholders, taking into account such factors as:
       (i) whether the company has an independent compensation committee; and
       (ii) whether the compensation committee has authority to engage independent compensation consultants.

XVII. Portfolio shares should generally be voted against shareholder proposals calling for or recommending the appointment of a non-executive or independent chairperson. However, FMR will consider supporting such proposals in limited cases if, based upon particular facts and circumstances, appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and to promote effective oversight of management by the board of directors.

XVIII. Auditors

       A. Portfolio shares should generally be voted against shareholder proposals calling for or recommending periodic rotation of a portfolio company's auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company's board of directors and audit committee appear to have clearly failed to exercise reasonable business judgment in the selection of the company's auditor.

       B. Portfolio shares should generally be voted against shareholder proposals calling for or recommending the prohibition or limitation of the performance of non-audit services by a portfolio company's auditor. Portfolio shares should also generally be voted against shareholder proposals calling for or recommending removal of a company's auditor due to, among other reasons, the performance of non-audit work by the auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company's board of directors and audit committee appear to have clearly failed to exercise reasonable business judgment in the oversight of the performance of the auditor of audit or non-audit services for the company.

XIX.   Incorporation or Reincorporation in Another State or Country

       Portfolio shares should generally be voted against shareholder proposals calling for or recommending that a portfolio company reincorporate in the United States and voted in favor of management proposals to reincorporate in a jurisdiction outside the United States if (i) it is lawful under United States, state and other applicable law for the company to be incorporated under the laws of the relevant foreign jurisdiction and to conduct its business and (ii) reincorporating or maintaining a domicile in the United States would likely give rise to adverse tax or other economic consequences detrimental to the interests of the company and its shareholders. However, FMR will consider supporting such shareholder proposals and opposing such management proposals in limited cases if, based upon particular facts and circumstances, reincorporating in or maintaining a domicile in the relevant foreign jurisdiction gives rise to significant risks or other potential adverse consequences that appear reasonably likely to be detrimental to the interests of the company or its shareholders.

FEDERATED INVESTORS
PROXY VOTING PROCEDURES

 Federated Investment Management Company, Federated Global Investment Management Corp., Federated Investment Counseling and Passport Research Ltd. (collectively the "Advisers") have adopted the following procedures to implement their Proxy Voting Policies and Practices (the "Proxy Policies") in compliance with Rule 206(4)-6 of the Investment Advisers Act of 1940.

 PROXY VOTING COMMITTEE

 The Advisers hereby establish a Proxy Voting Committee (the "Committee") consisting of the following individuals:

       President of the Advisers (Keith Schappert)

       Vice Chairman of the Advisers (J. Thomas Madden)

       Chief Investment Officer for Global Equity (Stephen Auth)

       Director of Global Equity Research of the Advisers (Christopher Corapi)

       Investment Management Administrator (Lori Wolff)

 A majority of the Committee will exercise all voting discretion granted to the Advisers by their clients or the investment companies that they manage in accordance with the Proxy Policies. The Committee will adopt such practices as it deems appropriate to regulate its meetings and means of directing votes, including directions authorized by voice or electronic messages.

 EMPLOYMENT OF PROXY VOTING SERVICES

 The Advisers have hired Investor Responsibility Research Center ("IRRC") to obtain, vote and record proxies in accordance with the directions of the Committee. The Committee shall direct IRRC by completing Proxy Voting Guidelines in such form as IRRC may require. IRRC may vote any proxy as directed in the Proxy Voting Guidelines without further direction from the Committee and may make any determinations required to implement the Proxy Voting Guidelines. However, if the Proxy Voting Guidelines require case-by-case direction for a proposal, IRRC shall provide the Committee with all information that it has obtained regarding the proposal and the Committee will provide specific direction to IRRC. The Committee shall provide such direction in a timely manner. Subject to the provisions of these Procedures relating to conflicts of interest, the Committee may amend the Proxy Voting Guidelines, or override the directions provided in such Guidelines, whenever the Committee deems it necessary to comply with the Proxy Policies.

 The Advisers and IRRC shall take the following steps to implement these procedures:

       o The Advisers shall cause IRRC to receive a list of all voting securities (both domestic and international) held in portfolios managed by the Advisers, updated daily.

       o The Advisers shall execute and deliver to IRRC a limited power of attorney to cast ballots on behalf of the Advisers' clients.

       o IRRC shall verify portfolio holdings (other than securities on loan) on the record date for any proxy with the custodian of the voting securities to confirm that IRRC has received ballots for all such voting securities on the record date.

       o if IRRC has not received ballots for all voting securities, IRRC will contact the Advisers and assist in obtaining the missing ballots from the custodians.

       o IRRC will provide monthly reports to the Committee of proxies voted. IRRC will also compile and provide such other reports as the Advisers are required to provide to their clients or file with the Securities and Exchange Commission.

 CONFLICTS OF INTEREST

 A significant business relationship between the Advisers and a company involved with a proxy vote may give rise to an apparent or actual conflict of interest. For purposes of these procedures, a company with a "significant business relationship with the Advisers" includes: (a) any company for which an Adviser manages any investments of the company, any plan sponsored by the company or any affiliated person of the company, (b) any investment company for which an Adviser acts as an investment adviser and any affiliated person of such an investment company and (c) any company that has another form of significant business relationship with an affiliated person of the Adviser. A company that is a proponent, opponent or the subject of a proxy vote, and which to the knowledge of the Committee has a significant business relationship with the Advisers, is referred to as an "Interested Company." The terms "affiliated person" and "investment adviser" shall be interpreted according to the definitions provided by Section 2(a) of the Investment Company Act of 1940, as amended.

 In order to avoid concerns that the conflicting interests of the Advisers have influenced proxy votes, the Advisers will take the following steps:

1. Any employee of the Advisers who is contacted by an Interested Company regarding proxies to be voted by the Advisers shall refer the Interested Company to a member of the Committee. Any such employee shall inform the Interested Company that the Committee has exclusive authority to determine how the Adviser will exercise its voting discretion.

2. Any Committee member contacted by an Interested Company shall report it to the full Committee and provide a written summary of the communication. Under no circumstances will the Committee or any member of the Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Committee has directed such proxies to be voted.

3. If the Proxy Voting Guidelines already provide specific direction on the proposal regarding which the Interested Company contacted the Committee, the Committee shall not alter or amend such directions. If the Proxy Voting Guidelines require further direction from the Committee, the Committee shall provide such direction in accordance with the Proxy Policies, without regard for the interests of the Advisers with respect to the Interested Company.

4. If the Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, the Committee shall disclose to the clients (or, in the case of an investment company, its Board of Directors or Trustees) on behalf of whom proxies were cast:

       o That the Advisers have a significant business relationship with the Interested Company;

       o   The proposals regarding which proxies were cast;

       o Any material communications between the Advisers and the Interested Company regarding the proposal; and

       o Whether the Advisers voted for or against the proposal (or abstained from voting) and the reasons for its decision.

5. Unless otherwise directed by the client (or in the case of an investment company, its Board of Directors or Trustees) that holds shares of another investment company for which an Adviser acts as an investment adviser, the Committee will vote the client's proxies in the same proportion as the votes cast by shareholders who are not clients of the Advisers at any shareholders meeting called by such investment company.

Recordkeeping

The Advisers shall keep copies of the Proxy Policies and of these Procedures in their offices. IRRC shall maintain copies of each proxy statement received on behalf of the Advisers' clients and a record of the vote cast on behalf of each client, and provide them as directed by the Advisers promptly upon the Advisers request. The Committee shall keep copies of (a) any document created by an employee of the Advisers that was material to the Committee's directions regarding how to vote proxies or that memorializes the basis for their decision (including any voting guidelines directed to IRRC), (b) any written client request for information on how a client's proxies were voted and (c) any written response to such a request (whether written or oral). All such copies shall be maintained for the time and in the manner required by Rule 204-2(e)(1) (i.e., in an easily accessible place for a period of not less than five years).

FEDERATED INVESTORS
PROXY VOTING POLICIES AND
PRACTICES

Federated Investment Management Company, Federated Global Investment Management Corp., Federated Investment Counseling and Passport Research Ltd. (collectively the "Advisers") have adopted the following procedures to implement their proxy voting policies and practices (the "Proxy Policies") in compliance with Rule 206(4)-6 of the Investment Advisers Act of 1940. These Proxy Policies shall also apply to any investment company registered under the Investment Company Act of 1940 (the "1940 Act") for which an Adviser serves as an "investment adviser" (as defined in Section 2(a)(20) of the 1940 Act), provided that the board of directors or trustees of such investment company has delegated to the Adviser authority to vote the investment company's proxies.

General Policy

Unless otherwise directed by a client or the board of directors or trustees of an investment company, it is the policy of the Advisers to cast proxy votes in favor of proposals that the Advisers anticipate will enhance the long-term value of the securities being voted. Generally, this will mean voting for proposals that the Advisers believe will (a) improve the management of a company, (b) increase the rights or preferences of the voted securities or (c) increase the chance that a premium offer would be made for the company or for the voted securities. Nothing in these policies shall be deemed to limit the securities that the Advisers may purchase or hold on behalf of their clients.

Application to Specific Proposals

The following examples illustrate how this general policy may apply to proposals submitted by a company's board of directors (or similar governing body, the "board," and the individuals comprising a board, the "directors") for approval or ratification by holders of the company's voting securities. However, whether the Advisers support or oppose a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

Corporate Governance
Generally, the Advisers will vote proxies:

o In favor of the full state of directors nominated in an uncontested election;

o In favor of a proposal to require a company's audit committee to be comprised entirely of independent directors;

o In favor of a proposal to require independent tabulation of proxies and/or confidential voting of shareholders;

o In favor of a proposal to reorganize in another jurisdiction, unless it would reduce the rights or preferences of the securities being voted;

o In favor of a proposal to ratify the board's selection of auditors, unless: (a) compensation for non-audit services exceeded 50% of the total compensation received from the company, or (b) the previous auditor was dismissed because of a disagreement with the company; and

o In favor of a proposal to repeal a shareholder rights plan (also known as a "poison pill") and against the adoption of such a plan, unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company.

Capital Structure
Generally, the Advisers will vote proxies:

o Against a proposal to authorize or issue shares that are senior in priority or voting rights to the voted securities;

o In favor of a proposal to reduce the amount of shares authorized for issuance (subject to adequate provisions for outstanding convertible securities, options, warrants, rights and other existing obligations to issue shares);

o In favor of a proposal to grant preemptive rights to the securities being voted and against a proposal to eliminate such preemptive rights; and

o      In favor of a proposal authorizing a stock repurchase program.

Compensation and Stock Option Plans
Generally, the Advisers will vote proxies:

o In favor of stock incentive plans (including plans for directors) that align the recipients of stock incentives with the interests of shareholders, without creating undue dilution;

o Against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms (e.g., lower purchase prices or easier vesting requirements); and

o Against executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining awards.

Corporate Transactions and Contested Elections

The Advisers will vote proxies relating to proposed mergers, purchases and sales of assets, capital reorganizations and similar transactions in accordance with the general policy, based upon the Advisers' analysis of the terms, conditions and anticipated results of the proposed transaction. The Advisers will vote proxies in contested elections of directors in accordance with the general policy, based upon the Advisers' analysis of the opposing slates and their proposed business strategy. When the company's `board or another party involved in a proposed transaction or change in the board submits proposals for the purpose of facilitating or impeding such transaction or change, the Advisers will cast their proxies based on their evaluation of the proposed transaction or change to the board. In these circumstances, the Advisers may vote in a manner contrary to their general practice for similar proposals made outside the context of such a proposed transaction or change in the board. For example, if the Advisers decide to vote against a proposed transaction, they may vote in favor of anti-takeover measures reasonably designed to prevent the transaction.

Shareholder Proposals

The Advisers generally vote proxies against proposals submitted by shareholders without the favorable recommendation of a company's board. The Advisers believe that a company's board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board. The Advisers intend to limit exceptions to this practice to shareholder proposals that the Advisers regard as (a) likely to result in an immediate and favorable improvement in the price of the voted security and (b) unlikely to be adopted by the company's board in the absence of shareholder direction.

Cost/Benefit Analysis

Notwithstanding the foregoing policies and practices, the Advisers shall not vote any proxy if they determine that the consequences or costs of voting outweigh the potential benefit of casting a proxy for their clients. For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares illiquid), the Advisers will not vote proxies for such shares. In addition, the Advisers shall not be obligated to incur any expense to send a representative to a shareholder meeting or to translate proxy materials into English. Finally, with respect to an investment company that seeks to produce the returns of a index (an "Index Fund") by investing in large numbers of the securities without independent evaluation by the Advisers, the Advisers will vote its proxies as follows:

o In accordance with any general guideline adopted by the Adviser with respect to issues subject to the proxies;

o If the Advisers are directing votes for the same proxy on behalf of non-Index Funds, in the same manner as the non-Index Funds;

o If neither of the first two conditions apply, as recommended by a subadviser to the Index Fund; and

o      If none of the previous conditions apply, as recommended by the board;

in each case, without independent analysis by the Advisers of the Index Fund's interest in the proxy.

[Mondrian Investment Partners Ltd, Proxy Voting Policies and Procedures to be included in subsequent amendment].

MERRILL LYNCH INVESTMENT MANAGERS
PROXY VOTING GUIDELINES

December 17, 2002

Merrill Lynch Investment Managers
Proxy Voting Guidelines

Fund Asset Management, L.P., Merrill Lynch Investment Managers, L.P. and QA Advisers, L.L.C. (collectively, "MLIM") are each registered investment advisers that serve as the investment manager for mutual funds, other commingled investment vehicles and/or separate accounts of institutional and other clients. The right to vote proxies for securities held in such accounts belong to the clients, and certain clients of MLIM have retained the right to vote such proxies in general or in specific circumstances.(1) Other clients, however, have delegated to MLIM the right to vote proxies for securities held in their accounts as part of MLIM's authority to manage, acquire and dispose of account assets.

When MLIM votes proxies for such a client, it acts as the agent for the client and is subject to a fiduciary duty to vote proxies in a manner MLIM believes is consistent with the best interests of the client that owns the related security,(2) whether or not the client's proxy voting is subject to the fiduciary standards of the Employee Retirement Securities Act of 1974 ("ERISA").(3) When voting proxies for client accounts (including mutual funds), MLIM's primary objective is to make voting decisions solely in the best interests of clients and ERISA clients' plan beneficiaries and participants. In fulfilling its obligations to clients, MLIM will seek to act in a manner it believes is most likely to enhance the economic value of the underlying securities held in client accounts. It is imperative to MLIM's integrity and reputation that it considers the interests of its clients, and not the interests of Merrill Lynch, when voting proxies.(4)

-------------------
(1) In certain situations, a client may direct MLIM to vote in accordance with the client's proxy voting policies. In these situations, MLIM will seek to comply with such policies to the extent it would not be inconsistent with other MLIM legal responsibilities.

(2) Letter from Harvey L. Pitt, Chairman, SEC, to John P.M. Higgins, President, Ram Trust Services (February 12, 2002) (Section 206 of the Investment Advisers Act imposes a fiduciary responsibility to vote proxies fairly and in the best interests of clients).

(3) DOL Interpretative Bulletin of Sections 402, 403 and 404 of ERISA at 29 C.F.R. 2509.94-2

(4) Proxy voting decisions, like other investment matters, are covered by MLIM's "Policies and Procedures Concerning Communications Between Merrill Lynch Investment Managers Companies and Merrill Lynch Investment Banking, Trading and Research Areas" (MLIM's "Ethical Wall" policies). One of the principal purposes of the Ethical Wall is to prohibit communications intended to place unusual pressure on a portfolio manager or analyst at MLIM to favor the interests of Merrill Lynch's investment banking clients over the interests of MLIM's investment advisory clients. To that end, as described herein, all proxy voting decisions will be made under the supervision of MLIM's Proxy Voting Committee, which will include representatives of MLIM management and MLIM's Legal Advisory Department. No MLIM employee may discuss pending corporate governance issues relating to securities held by MLIM clients with other Merrill Lynch employees if such discussions would violate MLIM's Ethical Wall policies. Any communication relating to corporate governance matters that a MLIM employee reasonably believes could constitute a violation of such policies should immediately be reported to the Secretary of the Proxy Voting Committee and/or MLIM"s Director of Compliance or General Counsel.

           IN LIGHT OF SUCH FIDUCIARY DUTIES, AND GIVEN THE COMPLEXITY OF THE ISSUES THAT MAY BE RAISED IN CONNECTION WITH PROXY VOTES, MLIM HAS FORMED A PROXY VOTING COMMITTEE (THE "COMMITTEE") TO ADDRESS PROXY VOTING ISSUES ON BEHALF OF MLIM.

I.       Scope of Committee Responsibilities

The Committee shall have the responsibility for determining how to address proxy votes made on behalf of all MLIM clients, except for clients who have retained the right to vote their own proxies, either generally or on any specific matter. In so doing, the Committee shall seek to ensure that proxy votes are made in the best interests of clients, and that proxy votes are determined in a manner free from unwarranted influences. The Committee shall also oversee the overall administration of proxy voting for MLIM accounts.(5)

The Committee shall establish MLIM's proxy voting policies, with such advice, participation and research as the Committee deems appropriate from portfolio managers, proxy voting services or other knowledgeable interested parties.(6) As it is anticipated that there will not be a "right" way to vote proxies on any given issue applicable to all facts and circumstances, the Committee shall also be responsible for determining how the proxy voting policies will be applied to specific proxy votes, in light of each company's unique structure, management, strategic options and probable economic consequences of alternative actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its stated policies.

The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting guidelines and requires a case-by-case determination, in which case the Committee will not adopt a voting policy. MLIM believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are therefore not suitable for general guidelines. The Committee may adopt a common MLIM position on proxy votes that are akin to investment decisions, or determine to permit portfolio managers to make individual decisions on how best to maximize economic value for the accounts for which they are responsible (similar to normal buy/sell investment decisions made by such portfolio managers).(7)

While it is expected that MLIM, as a fiduciary, will generally seek to vote proxies in a uniform manner for all clients, the Committee, in conjunction with the portfolio manager of an account, may determine that the specific circumstances of such account require that such account's proxies be voted differently due to such account's investment objective or other factors that differentiate it from other accounts. In addition, on proxy votes that are akin to investment decisions, MLIM believes portfolio managers may from time to time legitimately reach differing but equally valid views, as fiduciaries for their clients, on how best to maximize economic value in respect of a particular investment.

-----------------
(5) To assist MLIM in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MLIM include in-depth research, voting recommendations, vote execution, and recordkeeping.

(6) If invited to do so by the Proxy Voting Committee, Merrill Lynch personnel from investment banking, trading, retail brokerage and research areas ("Affiliate Personnel") may present their views to MLIM's Proxy Voting Committee on proxy voting issues on which they have expertise to the same extent as other outside parties invited to present to the Proxy Voting Committee. Affiliated Personnel, however, may not serve as members of the Proxy Voting Committee or be allowed to participate in its decision making (other than as presenters).

(7) The Committee will normally defer to portfolio managers on proxy votes that are akin to investment decisions EXCEPT FOR proxy votes that involve a MLIM client as issuer. Where a material issue is involved and the issuer is a client of MLIM, the Committee shall determine, in its discretion, whether, for the purposes of ensuring that an independent determination is reached, to retain sole discretion to cast a vote for MLIM clients.

The Committee will be responsible for documenting the basis for (a) any determination to vote a particular proxy in a manner contrary to its stated policies, (b) any determination to vote a particular proxy in a non-uniform manner, and (c) any other material determination made by the Committee, as well as for ensuring the maintenance of records of each proxy vote.(8) All determinations will be made, and all records maintained, in accordance with the proxy voting standards of ERISA (notwithstanding that ERISA may not apply to all client accounts). Except as may be required by such standards or other applicable legal requirements, or as otherwise set forth herein, the determinations and records of the Committee shall be treated as proprietary, nonpublic and confidential.

------------------------
(8) The Committee may delegate the actual maintenance of such records to ISS or another outside service provider.

II.      Committee Membership

The Committee will be chaired by the Chief Investment Officer of MLIM, who will be assisted by MLIM's Head of Active Equity Management or another senior MLIM investment professional. The Committee shall consist of portfolio managers and investment analysts appointed by them who are representative of the Active Equity, Private Investors and Quantitative Advisers divisions of MLIM, and such other personnel with investment or other relevant experience, as the Chief Investment Officer deems appropriate. No MLIM employee whose responsibilities relate primarily to Marketing or Sales may serve as a member of the Committee. Two members of MLIM's Legal Advisory Department will be non-voting members of the Committee, one of whom shall serve as the Committee's Secretary and principal legal counsel and the other of whom shall serve as Assistant Secretary.

            THE COMMITTEE'S MEMBERSHIP SHALL BE LIMITED TO FULL-TIME EMPLOYEES OF MLIM. NO PERSON WITH ANY INVESTMENT BANKING, TRADING, RETAIL BROKERAGE OR RESEARCH RESPONSIBILITIES FOR MLIM'S AFFILIATES MAY SERVE AS A MEMBER OF THE COMMITTEE OR PARTICIPATE IN ITS DECISION MAKING (EXCEPT TO THE EXTENT SUCH A PERSON IS ASKED BY THE COMMITTEE TO PRESENT INFORMATION TO THE COMMITTEE, ON THE SAME BASIS AS OTHER INTERESTED KNOWLEDGEABLE PARTIES NOT AFFILIATED WITH MLIM).

III.      Special Circumstances

SECURITIES ON LOAN. Many MLIM clients participate in securities lending programs, either through Merrill Lynch Global Securities Financing (MLIM's securities lending affiliate) or lending agents unaffiliated with MLIM (such as the ir custodian). Under most securities arrangements, securities on loan may not be voted by the lender (unless the loan is recalled).(9) MLIM believes that, if a client has determined to participate in a securities lending program to seek enhanced returns, MLIM should cooperate with the client's determination that securities lending is beneficial to the account and not attempt to seek recalls for the purpose of voting routine proxies. Therefore, it is MLIM's policy that, in the event that MLIM manages an account for a client that employs a lending agent unaffiliated with MLIM, MLIM will generally not seek to vote proxies relating to securities on loan. When MLIM manages an account for a client that employs Merrill Lynch Global Securities Financing as its lending agent, MLIM will also generally not seek to vote proxies relating to securities on loan UNLESS the MLIM portfolio manager responsible for the account has determined that voting the proxy is in the client's best interest and has requested Merrill Lynch Global Securities Financing to recall the security in timely manner, in accordance with MLIM's internal loan procedures in effect from time to time.

VOTING PROXIES FOR FOREIGN COMPANIES. While the proxy voting process is well established in the United States, voting proxies of foreign companies frequently involves logistical issues which can affect MLIM's ability to vote such proxies, as well as the desirability of voting such proxies. These issues include (but are not limited to): (i) untimely notice of shareholder meetings, (ii) restrictions on a foreigner's ability to exercise votes, (iii) requirements to vote proxies in person, (iv) "shareblocking" (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting), and (v) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions.

As a consequence, MLIM votes proxies of non-US companies only on a "best-efforts" basis. In addition, the Committee may determine that it is generally in the best interests of MLIM clients NOT to vote proxies of companies in certain countries if the Committee determines that the costs (including opportunity costs associated with shareblocking constraints) associated with exercising a vote outweighs the benefit the client will derive by voting on the company's proposal. If the Committee so determines in the case of a particular country, the Committee (upon advice from MLIM portfolio managers) may override such determination with respect to a particular company's shareholder meeting if it believe the benefits of seeking to exercise a vote at such meeting outweighs the costs, in which case MLIM will seek to vote on a best-efforts basis.

MLIM AFFILIATES. Where a material issue is involved and the issuer is an affiliate of MLIM, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of MLIM's clients.

----------------------------
(9) SEE, E.G., BMA Master Securities Loan Agreement, 1993 version, paragraph 6.


IV. Voting Policies

The Committee will analyze each proxy individually. The Committee has adopted the following voting guidelines, which represent the Committee's usual voting position on certain recurring proxy issues that do not involve unusual circumstances. With respect to any proxy issue, however, the Committee may vote differently than a voting guideline if the Committee determines that doing so is in the best interest of its clients. The guidelines may be reviewed at any time upon the request of any Committee member and may be amended or deleted upon the vote of a majority of voting Committee members present at a Committee meeting for which there is a quorum.

          A.        BOARDS OF DIRECTORS

These proposals concern those issues submitted to shareholders related to the composition of the Board of Directors. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee therefore believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies, to the extent the Committee deems relevant.

The Committee's general policy is to vote:

#
          VOTE AND DESCRIPTION

A.1 FOR nominees for director of United States companies in uncontested elections, EXCEPT FOR nominees who

          o have missed at least two meetings and, as a result, attended less than 75% of meetings of the Board of Directors and its committees the previous year, unless the nominee missed the meeting due to illness or company business

          o         voted to implement or renew a "dead-hand" poison pill

          o ignore a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years

          o fail to act on takeover offers where the majority of the shareholders have tendered their shares

          o are corporate insiders who serve of the Audit, Compensation or Nominating Committees or on a full Board that does not have such committees composed exclusively of independent directors

          o on a case-by-case basis, have served as directors of other companies with allegedly poor corporate governance.

A.2 FOR nominees for directors of non-U.S. companies in uncontested elections, EXCEPT FOR nominees from whom the Committee determines to withhold votes due to the nominees' poor records of representing shareholder interests, on a case-by-case basis

A.3       FOR proposals to declassify Boards of Directors

A.4       AGAINST proposals to classify Boards of Directors

A.5       AGAINST proposals supporting cumulative voting

A.6       FOR proposals eliminating cumulative voting

A.7       FOR proposals supporting confidential voting

A.8       FOR proposals seeking election of supervisory board members

A.9 AGAINST proposals seeking additional representation of women and/or minorities generally (i.e., not specific individuals) to a Board of Directors

A.10      AGAINST proposals for term limits for directors

A.11 AGAINST proposals to establish a mandatory retirement age for directors

A.12 AGAINST proposals requiring directors to own a minimum amount of company stock
A.13 FOR proposals requiring a majority of independent directors on a Board of Directors

A.14 FOR proposals to allow a Board of Directors to delegate powers to a committee or committees.

A.15 FOR proposals to require Audit, Compensation and/or Nominating Committees of a Board of Directors to consist EXCLUSIVELY of independent directors

A.16 AGAINST proposals seeking to prohibit a single person from occupying the roles of chairman and chief executive officer
A.17      FOR proposals to elect account inspectors
A.18 FOR proposals to fix the membership of a Board of Directors at a specified size
A.19 FOR proposals permitting shareholder ability to nominate directors directly
A.20 AGAINST proposals to eliminate shareholder ability to nominate directors directly
A.21 FOR proposals permitting shareholder ability to remove directors directly

A.22 AGAINST proposals to eliminate shareholder ability to remove directors directly

          B.        AUDITORS

These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

The Committee's general policy is to vote:

B.1       FOR approval of independent auditors, EXCEPT FOR

          o auditors that have a financial interest in, or material association with, the company they are auditing, and are therefore believed not to be independent

          o auditors who have rendered an opinion to any company which is either not consistent with best accounting practices or not indicative of the company's financial situation

          o on a case-by-case basis, auditors who provide a significant amount of non-audit services to the company

B.2       FOR proposal seeking authorization to fix the remuneration of auditors

B.3       FOR approving internal statutory auditors


          C.        COMPENSATION AND BENEFITS

These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Committee opposes egregiously excessive compensation, but believes that compensation matters are normally best determined by a corporation's board of directors, rather than shareholders. Proposals to "micro-manage" a company's compensation practices or to set arbitrary restrictions on compensation or benefits will therefore generally not be supported.

The Committee's general policy is to vote:

C.1 IN ACCORDANCE WITH THE RECOMMENDATION OF ISS on compensation plans if the ISS recommendation is based solely on whether or not the company's plan satisfies the allowable cap as calculated by ISS. If the recommendation of ISS is based on factors other than whether the plan satisfies the allowable cap the Committee will analyze the particular proposed plan. This policy applies to amendments of plans as well as to initial approvals.

C.2 FOR proposals to eliminate retirement benefits for outside directors

C.3 AGAINST proposals to establish retirement benefits for outside directors

C.4 FOR proposals approving the remuneration of directors or of supervisory board members

C.5       AGAINST proposals to reprice stock options

C.6 FOR proposals to approve employee stock purchase plans that apply to all employees. This policy applies to proposals to amend

          SPPs if the plan as amended applies to all employees.

C.7 FOR proposals to pay retirement bonuses to directors of Japanese companies unless the directors have served less than three years

C.8       AGAINST proposals seeking to pay outside directors only in stock

C.9 AGAINST proposals seeking further disclosure of executive pay for United States companies

          D.        CAPITAL STRUCTURE

These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

The Committee's general policy is to vote:

D.1 AGAINST proposals seeking authorization to issue shares without preemptive rights

D.2 FOR proposals seeking preemptive rights or seeking authorization to issue shares with preemptive rights

D.3       FOR proposals approving share repurchase programs

D.4       FOR proposals to split a company's stock

D.5 FOR proposals to denominate or authorize denomination of securities or other obligations or assets in Euros

          E.        CORPORATE CHARTER AND BY-LAWS

These proposals relate to various requests for approval of amendments to a corporation's charter or by-laws, principally for the purpose of adopting or redeeming "poison pills". As a general matter, the Committee opposes poison pill provisions.

The Committee's general policy is to vote:

E.1       AGAINST proposals seeking to adopt a poison pill

E.2       FOR proposals seeking to redeem a poison pill

E.3 FOR proposals seeking to have poison pills submitted to shareholders for ratification

E.4       FOR proposals to change the company's name

          F.        CORPORATE MEETINGS

These are routine proposals relating to various requests regarding the formalities of corporate meetings.

The Committee's general policy is to vote:

F.1 AGAINST proposals that seek authority to act on "any other business that may arise"

F.2 FOR proposals designating two shareholders to keep minutes of the meeting

F.3 FOR proposals concerning accepting or approving financial statements and statutory reports

F.4 FOR proposals approving the discharge of management and the supervisory board

F.5       FOR proposals approving the allocation of income and the dividend

F.6 FOR proposals seeking authorization to file required documents/other formalities

F.7 FOR proposals to authorize the corporate board to ratify and execute approved resolutions

F.8       FOR proposals appointing inspectors of elections

F.9       FOR proposals electing a chair of the meeting

F.10 FOR proposals to permit "virtual" shareholder meetings over the Internet

F.11      AGAINST proposals to require rotating sites for shareholder meetings

          G.        ENVIRONMENTAL AND SOCIAL ISSUES

These are shareholder proposals to limit corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

The Committee's general policy is to vote:

G.1 AGAINST proposals seeking to have companies adopt international codes of conduct

G.2       AGAINST proposals seeking to have companies report on:

          o         environmental liabilities;

          o bank lending policies; O corporate political contributions or activities;

          o alcohol advertising and efforts to discourage drinking by minors;

          o         costs and risk of doing business in any individual country;

          o         involvement in nuclear defense systems

G.3 AGAINST proposals requesting reports on Maquiladora operations or on CERES principles

G.4       AGAINST proposals seeking implementation of the CERES principles

                                Notice to Clients

MLIM will make a record of any proxy vote it has made on behalf of a client available to such client upon request. MLIM will otherwise use its best efforts to treat proxy votes as confidential, except as may be necessary to effect such votes or as may be required by law.

MLIM encourage clients with an interest in particular proxy voting issues to make their views known to MLIM, provided that, in the absence specific written direction from a client on how to vote that client's proxies, MLIM reserves the right to vote any proxy in a manner it deems in the best interests of its clients, as it determines in its sole discretion.

These policies are as of the date indicated on the cover hereof. The Committee may subsequently amend these policies at any time, without notice. MLIM will, however, provide a revised copy of these policies promptly following any amendment to any current client who expresses an interest in receiving updates.

PROXY VOTING POLICIES AND PROCEDURES OF PIONEER INVESTMENT MANAGEMENT, INC.

Overview

Pioneer Investment Management, Inc. ("Pioneer") is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must place its client's interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. Pioneer will vote all proxies presented in a timely manner.

The Proxy Voting Policies and Procedures are designed to complement Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. Pioneer's Proxy Voting Policies summarize Pioneer's position on a number of issues solicited by companies held by Pioneer's clients. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios.

Pioneer's Proxy Voting Procedures detail monitoring of voting, exception votes, and review of conflicts of interest and ensure that case-by-case votes are handled within the context of the overall guidelines (i.e. best interest of client). The overriding goal is that all proxies for US and non-US companies that are received promptly will be voted in accordance with Pioneer's policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us or the Proxy Voting Oversight Group determines that the circumstances justify a different approach.

Pioneer does not delegate the authority to vote proxies relating to its clients to any of its affiliates, which include other subsidiaries of UniCredito.

ANY QUESTIONS ABOUT THESE POLICIES AND PROCEDURES SHOULD BE DIRECTED TO THE PROXY COORDINATOR.

Proxy Voting Procedures

Proxy Voting Service

Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting policies established by Pioneer. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

Proxy Coordinator

Pioneer's Director of Investment Operations (the "Proxy Coordinator") coordinates the voting, procedures and reporting of proxies on behalf of Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Director of Portfolio Management US or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Compliance Department whether Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

Referral Items

From time to time, the proxy voting service will refer proxy questions to the Proxy Coordinator that are described by Pioneer's policy as to be voted on a case-by-case basis, that are not covered by Pioneer's guidelines or where Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such certain circumstances, the Proxy Coordinator will seek a written voting recommendation from the Director of Portfolio Management US. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided. In addition, the Proxy Coordinator will ask the Compliance Department to review the question for any actual or apparent conflicts of interest as described below under "Conflicts of Interest." The Compliance Department will provide a "Conflicts of Interest Report," applying the criteria set forth below under "Conflicts of Interest," to the Proxy Coordinator summarizing the results of its review. In the absence of a conflict of interest, the Proxy Coordinator will vote in accordance with the recommendation of the Director of Portfolio Management US.

If the matter presents a conflict of interest for Pioneer, then the Proxy Coordinator will refer the matter to the Proxy Voting Oversight Group for a decision. In general, when a conflict of interest is present, Pioneer will vote according to the recommendation of the Director of Portfolio Management US where such recommendation would go against Pioneer's interest or where the conflict is deemed to be immaterial. Pioneer will vote according to the recommendation of its proxy voting service when the conflict is deemed to be material and the Pioneer's internal vote recommendation would favor Pioneer's interest, unless a client specifically requests Pioneer to do otherwise. When making the final determination as to how to vote a proxy, the Proxy Voting Oversight Group will review the report from the Director of Portfolio Management US and the Conflicts of Interest Report issued by the Compliance Department.

Conflicts of Interest

A conflict of interest occurs when Pioneer's interests interfere, or appear to interfere with the interests of Pioneer's clients. Occasionally, Pioneer may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:

       o An affiliate of Pioneer, such as another company belonging to the UniCredito Italiano S.p.A. banking group (a "UniCredito Affiliate");

       o An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

       o An issuer of a security for which UniCredito has informed Pioneer that a UniCredito Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

       o A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer's business.

Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Compliance Department. The Compliance Department will review each item referred to Pioneer to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report to the Proxy Coordinator.

Securities Lending

In conjunction with industry standards Proxies are NOT available to be voted when the shares are out on loan through either Pioneer's lending program or a client's managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer's instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares.

Share-Blocking

"Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.

Record Keeping

The Proxy Coordinator shall ensure that Pioneer's proxy voting service:

       o Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

       o   Retains a record of the vote cast;

       o Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

       o Is able to promptly provide Pioneer with a copy of the voting record upon its request.

The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

       o   A record memorializing the basis for each referral vote cast;

       o A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

       o A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.

Pioneer shall maintain the above records in the client's file for a period not less than ten (10) years.

Disclosure

Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how Pioneer voted with respect to assets held in their accounts. In addition, Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer's Form ADV (Part II) disclosure, by separate notice to the client, or through Pioneer's website.

Proxy Voting Oversight Group

The members of the Proxy Voting Oversight Group are Pioneer's: Director of Portfolio Management US, Head of Investment Operations, and Director of Compliance. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Head of Investment Operations will chair the Proxy Voting Oversight Group.

The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer's Proxy Voting Policies and Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

Amendments

Pioneer may not amend its Proxy Voting Policies And Procedures without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A

Proxy Voting Policies

Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

All proxies that are received promptly will be voted in accordance with the specific policies listed below. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us. Proxy voting issues will be reviewed by Pioneer's Proxy Voting Oversight Group, which consists of the Director of Portfolio Management US, the Director of Investment Operations (the Proxy Coordinator), and the Director of Compliance.

Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies.

Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.

Administrative

While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

We will generally support these and similar management proposals:

       o   Corporate name change.

       o   A change of corporate headquarters.

       o   Stock exchange listing.

       o   Establishment of time and place of annual meeting.

       o   Adjournment or postponement of annual meeting.

       o   Acceptance/approval of financial statements.

       o Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

       o   Approval of minutes and other formalities.

       o Authorization of the transferring of reserves and allocation of income.

       o   Amendments to authorized signatories.

       o   Approval of accounting method changes or change in fiscal year-end.

       o   Acceptance of labor agreements.

       o   Appointment of internal auditors.


Pioneer will vote on a case-by-case basis on other routine business; however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items inconsistent, in its view, with supporting the value of Pioneer portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.

Auditors

We normally vote for proposals to:

       o Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

       o   Restore shareholder rights to ratify the auditors.


We will normally oppose proposals that require companies to:

       o   Seek bids from other auditors.

       o Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

       o   Indemnify auditors.


Prohibit auditors from engaging in non-audit services for the company.

Board of Directors

On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

General Board Issues

Pioneer will vote for:

       o Audit, compensation and nominating committees composed of independent directors exclusively.

       o Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

       o Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

       o   Election of an honorary director.


We will vote against:

       o   Minimum stock ownership by directors.

       o Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

       o Requirements for union or special interest representation on the board.

       o   Requirements to provide two candidates for each board seat.

We will vote on a case-by case basis on these issues:

       o Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

Elections of Directors

In uncontested elections of directors we will vote against:

       o Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

       o Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

We will also vote against:

       o Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

       o Directors who appear to lack independence or are associated with very poor corporate performance.

We will vote on a case-by case basis on these issues:

       o Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead " directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

       o   Contested election of directors.

       o Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

       o   Mandatory retirement policies.

       o Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

Takeover-Related Measures

Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.

Pioneer will vote for:

       o   Cumulative voting.

       o   Increase ability for shareholders to call special meetings.

       o   Increase ability for shareholders to act by written consent.

       o   Restrictions on the ability to make greenmail payments.

       o   Submitting rights plans to shareholder vote.

       o   Rescinding shareholder rights plans ("poison pills").

       o   Opting out of the following state takeover statutes:

           o Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

           o Control share cash-out provisions, which require large holders to acquire shares from other holders.

           o Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.

           o Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

           o Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

           o   Fair price provisions.

           o   Authorization of shareholder rights plans.

           o   Labor protection provisions.

           o   Mandatory classified boards.


We will vote on a case-by-case basis on the following issues:

       o Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

       o Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

       o   Proposals that allow shareholders to nominate directors.

           WE WILL VOTE AGAINST:

       o   Classified boards, except in the case of closed-end mutual funds.

       o Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on a case-by-case basis proposals that authorize the board to make interim appointments.

       o   Classes of shares with unequal voting rights.

       o   Supermajority vote requirements.

       o Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.

       o Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

       o   Extension of advance notice requirements for shareholder proposals.

       o Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

       o Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

Capital Structure

Managements need considerable flexibility in determining the company's financial structure, and Pioneer normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

Pioneer will vote for:

       o   Changes in par value.

       o   Reverse splits, if accompanied by a reduction in number of shares.

       o Share repurchase programs, if all shareholders may participate on equal terms.

       o   Bond issuance.

       o   Increases in "ordinary" preferred stock.

       o Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

       o   Cancellation of company treasury shares.


We will vote on a case-by-case basis on the following issues:

       o Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

       o Increase in authorized common stock. We will make a determination considering, among other factors:

           o   Number of shares currently available for issuance;

           o Size of requested increase (we would normally approve increases of up to 100% of current authorization);

           o   Proposed use of the additional shares; and

           o Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

       o Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

       o   Proposals to submit private placements to shareholder vote.

       o   Other financing plans.


We will vote against preemptive rights that we believe limit a company's financing flexibility.

Compensation

Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose.

Pioneer will vote for:

       o   401(k) benefit plans.

       o Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

       o Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

           o   Amendments to performance plans to conform with OBRA;

           o   Caps on annual grants or amendments of administrative features;

           o   Adding performance goals; and

           o   Cash or cash-and-stock bonus plans.

       o Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

       o   Require that option repricings be submitted to shareholders.

       o   Require the expensing of stock-option awards.

       o Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

       o Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

We will vote on a case-by-case basis on the following issues:

       o Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

           o The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

                          DILUTION = (A + B + C) / (A + B + C + D), WHERE A = SHARES RESERVED FOR PLAN/AMENDMENT,
                          B = SHARES AVAILABLE UNDER CONTINUING PLANS,
                          C = SHARES GRANTED BUT UNEXERCISED AND
                          D = SHARES OUTSTANDING.

           o   The plan must not:

               o Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval.

               o Be a self-replenishing "evergreen" plan, plans that grant discount options and tax offset payments.

           o We are generally in favor of proposals that increase participation beyond executives.

       o   All other employee stock purchase plans.

       o All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

       o All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

We will vote against:

       o Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

       o   Elimination of stock option plans.


We will vote on a case-by case basis on these issues:

       o   Limits on executive and director pay.

       o   Stock in lieu of cash compensation for directors.

Corporate Governance

Pioneer will vote for:

       o   Confidential Voting.

       o Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

       o Proposals requiring directors to disclose their ownership of shares in the company.

We will vote on a case-by-case basis on the following issues:

       o Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

       o Bundled proposals. We will evaluate the overall impact of the proposal.

       o   Adopting or amending the charter, bylaws or articles of association.

       o Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

We will vote against:

       o Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.

       o   Limitations on stock ownership or voting rights.

       o   Reduction in share ownership disclosure guidelines.

Mergers and Restructurings

Pioneer will vote on the following and similar issues on a case-by-case basis:

       o   Mergers and acquisitions.

       o Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

       o   Debt restructurings.

       o   Conversion of securities.

       o   Issuance of shares to facilitate a merger.

       o   Private placements, warrants, convertible debentures.

       o Proposals requiring management to inform shareholders of merger opportunities.

We will normally vote against shareholder proposals requiring that the company be put up for sale.

Mutual Funds

Many of our portfolios may invest in shares of closed-end mutual funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues.

Pioneer will vote for:

       o   Establishment of new classes or series of shares.

       o   Establishment of a master-feeder structure.


Pioneer will vote on a case-by-case on:

       o Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

       o   Approval of new or amended advisory contracts.

       o   Changes from closed-end to open-end format.

       o   Authorization for, or increase in, preferred shares.

       o   Disposition of assets, termination, liquidation, or mergers.

       o Classified boards of closed-end mutual funds, but will typically support such proposals.

Social Issues

Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. "Social Issues" may generally be described as shareholder proposals for a company to:

       o Conduct studies regarding certain issues of public concern and interest;

       o Study the feasibility of the company taking certain actions with regard to such issues; or

       o Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.

We believe these issues are important and should receive management attention.

Pioneer will vote against proposals calling for substantial changes in the company's business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

                    MASSACHUSETTS FINANCIAL SERVICES COMPANY

                                 DESCRIPTION OF

                      PROXY VOTING POLICIES AND PROCEDURES

June 30, 2003

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., and MFS' other investment adviser subsidiaries (collectively, "MFS") have adopted proxy voting policies and procedures, as summarized below, with respect to securities owned by the investment companies and separate accounts for which MFS serves as investment adviser and has the power to vote proxies.

These policies and procedures include:

         A. Voting Guidelines;

         B. Review, Recommendation and Voting Procedures;

         C. Monitoring System;

         D. Records Retention and Reports.

A. VOTING GUIDELINES

1.       General Policy; Potential Conflicts of Interest

MFS' policy is that proxy voting decisions are made in light of all relevant factors affecting the anticipated impact of the vote on the long-term economic value of the relevant clients' investments in the subject company, without regard to any of MFS' corporate interests, such as distribution, 401(k) administration or institutional relationships, or the interests of any party other than the client.

As a general matter, MFS maintains a consistent voting position with respect to similar proxy proposals made by various issuers. However, MFS recognizes that there are gradations in certain types of proposals (E.G., "poison pill" proposals or the potential dilution caused by the issuance of new stock) that may result in different voting positions being taken with respect to the different proxy statements. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts.

MFS reviews proxy issues on a case-by-case basis, and there are instances when our judgment of the anticipated effect on the best long-term interests of our clients may warrant exceptions to the guidelines. The guidelines, which are summarized below, provide a framework within which the proxies are voted and have proven to be very workable in practice. These guidelines are reviewed internally and revised as appropriate.

Any potential conflicts of interest with respect to proxy votes are decided in favor of our clients' long-term economic interests. As a matter of policy, MFS will not be influenced in executing these voting rights by outside sources whose interests conflict with or are different from the interests of our clients who own these securities. The MFS Proxy Review Group is responsible for monitoring and reporting on all potential conflicts of interest.

2.       MFS' Policy on Specific Issues

Non-Salary Compensation Programs

Managements have become increasingly creative and generous with compensation programs involving common stock. The original stock option plans, which called for the optionee to pay the money to exercise the option, are now embellished with no risk benefits such as stock appreciation rights, the use of unexercised options to "buy" stock, and restricted stock at bargain prices. In general, MFS votes against option programs that do not require an investment by the optionee, or that give "free rides" on the stock price.

Stock option plans are supposed to reward results rather than tenure, so the use of restricted stock is not favored. In some cases, restricted stock is granted to the recipient at deep discounts to fair market value, sometimes at par value. The holder cannot sell for a period of years, but in the meantime is able to vote and receive dividends. Eventually the restrictions lapse and the stock can be sold. When restricted stock issued at a discount to fair market value is the subject of a shareholder vote, MFS will strongly consider voting against its use.

MFS generally votes in favor of stock option plans for non-employee directors as long as they satisfy the requirements set forth above with respect to stock option plans for employees. More specifically, MFS votes against stock option plans for non-employee directors which involve stock appreciation rights, the use of unexercised options to "buy" stock, and restricted stock at bargain prices.

MFS also opposes plans which provide unduly generous compensation for directors or could result in excessive dilution to other shareholders. As a general guideline, MFS tends to vote against stock option plans if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%.

Stock option plans that include options for consultants and other third parties not involved in the management of the company generally are opposed by MFS.

 "GOLDEN PARACHUTES"

From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of any severance packages for executive officers that exceed certain predetermined thresholds. MFS generally votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain percentage (E.G., 200%) of such officer's annual compensation.

ANTI-TAKEOVER MEASURES

Any measure that inhibits capital appreciation in a stock, including a possible takeover, is cause of a vote against the proposal. These take many forms from "poison pills" and "shark repellents" to board classification and super-majority requirements. In general, any proposal that protects managements from action by shareholders is voted against.

REINCORPORATION AND REORGANIZATION PROPOSALS

When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of appropriate management proposals, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.

SOCIAL ISSUES

There are many groups advocating social change, and many have chosen the publicly-held corporation as a vehicle for their agenda. Common among these are resolutions requiring the corporation to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (e.g., environmental standards) or to report on various activities. MFS generally opposes the use of corporate resources to further a particular social objective beyond the charter of the company when no discernible shareholder economic advantage is evident.

The laws of various states may regulate how the interests of certain clients subject to those laws are voted.

DILUTION

Reasons for issuance of stock are many and most are legitimate. As noted above under "Non-Salary Compensation Programs", when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity, MFS generally votes against the plan. In cases where management is asking for authorization to issue stock with no reason stated (a "blank check"), MFS is very likely to vote against.

In many cases, the unexplained authorization for common or preferred stock could work as a potential anti-takeover device, again a reason to vote against the authorization.

CONFIDENTIAL VOTING

MFS generally votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS generally supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm

Independence of Boards of Directors and Committees Thereof

While MFS acknowledges the potential benefits of a company's inclusion of directors who are "independent" from management, MFS generally opposes shareholder proposals that would require that a majority (or a "super-majority") of a company's board be comprised of "independent" directors. Such proposals could inappropriately reduce a company's ability to engage in certain types of transactions, could result in the exclusion of talented directors who are not deemed "independent", or could result in the unnecessary addition of additional "independent" directors to a company's board. However, in view of the special role and responsibilities of the audit committee of a board of directors, MFS generally supports proposals that would require that the audit committee be comprised entirely of directors who are deemed "independent" of the company.

Best Practices Standards

Best practices standards have rapidly evolved in the corporate governance areas as a result of recent corporate failures, the Sarbanes-Oxley Act of 2002 and revised listing standards on major stock exchanges. MFS support these changes. However, many issues are not publicly registered, are not subject to these enhanced listing standards or are not operating in an environment that is comparable to that in the United States. In reviewing proxy proposals under these circumstances, MFS generally will support the enhanced standards of corporate governance so long as we believe that -- within the circumstances of the environment within which the issuers operate -- it is consistent with the best long-term economic interests of our clients.

FOREIGN ISSUERS - SHARE BLOCKING

In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (E.G., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the "block" restriction lifted early (E.G., in some countries shares generally can be "unblocked" up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer's transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. In cases of companies governed by countries with potentially long block periods, the disadvantage of being unable to sell the stock regardless of changing conditions outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS generally will not vote those proxies in the absence of an unusual, highly material vote. Conversely, for companies domiciled in countries with very short block periods, MFS generally will continue to cast votes in accordance with its policies and procedures.

B.       REVIEW, RECOMMENDATION AND VOTING PROCEDURES

1. GATHERING PROXIES

Nearly all proxies received by MFS originate at Automatic Data Processing Corp. ("ADP"). ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS' clients, usually to the client's custodian or, less commonly, to the client itself. Each client's custodian is responsible for forwarding all proxy solicitation materials to MFS. This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, and proxy statements, the issuer's explanation of the items to be voted upon.

MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm (the "Proxy Administrator") pursuant to which the Proxy Administrator performs various proxy vote processing and recordkeeping functions for MFS' Fund and institutional client accounts. The Proxy Administrator does not make recommendations to MFS as to how to vote any particular item. The Proxy

Administrator receives proxy statements and proxy cards directly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for the upcoming shareholders' meetings of over 10,000 corporations are available on-line to certain MFS employees, the MFS Proxy Consultant and the MFS Proxy Review Group and most proxies can be voted electronically. In addition to receiving the hard copies of materials relating to meetings of shareholders of issuers whose securities are held by the Funds and/or clients, the ballots and proxy statements can be printed from the Proxy Administrator's system and forwarded for review.

2.       ANALYZING PROXIES

After input into the Proxy Administrator system, proxies which are deemed to be completely routine (E.G., those involving only uncontested elections of directors, appointments of auditors, and/or employee stock purchase plans)1 are automatically voted in favor by the Proxy Administrator without being sent to either the MFS Proxy Consultant or the MFS Proxy Review Group for further review. Proxies that pertain only to merger and acquisition proposals are forwarded initially to an appropriate MFS portfolio manager or research analyst for his or her recommendation. All proxies that are reviewed by either the MFS Proxy Consultant or a portfolio manager or analyst are then forwarded with recommendation to the MFS Proxy Review Group.

Recommendations with respect to voting on non-routine issues are generally made by the MFS Proxy Consultant in light of the policies summarized under "Voting Guidelines," and all other relevant materials. His or her recommendation as to how each proxy proposal should be voted is indicated on copies of proxy cards, including his or her rationale on significant items. These cards are then forwarded to the MFS Proxy Review Group.

As a general matter, portfolio managers and investment analysts are consulted and involved in developing MFS' substantive proxy voting guidelines, but have little or no involvement in or knowledge of proxy proposals or voting positions taken by MFS. This is designed to promote consistency in the application of MFS' voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize or remove the potential that proxy solicitors, issuers, and third parties might attempt to exert influence on the vote or might create a conflict of interest that is not in the best long-term economic interests of our client. In limited, specific instances (E.G., mergers), the MFS Proxy Consultant or the MFS Proxy Review Group may consult with or seek recommendations from portfolio managers or analysts. The MFS Proxy Review Group would ultimately determine the manner in which all proxies are voted.

3.       VOTING PROXIES

After the proxy card copies are reviewed, they are voted electronically through the Proxy Administrator's system. In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Consultant and the MFS Proxy Review Group, and makes available on-line various other types of information so that the MFS Proxy Review Group and the MFS Proxy Consultant may monitor the votes cast by the Proxy Administrator on behalf of MFS' clients.

C.       MONITORING SYSTEM

It is the responsibility of the Proxy Administrator and MFS' Proxy Consultant to monitor the proxy voting process. As noted above, when proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator's system. Additionally, through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company's stock and the number of shares held on the record date with the Proxy Administrator's listing of any upcoming shareholder's meeting of that company.

-----------------------------
(1) Proxies for foreign companies often contain significantly more voting items than those of U.S. companies. Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, there is an expanded list of items that are deemed routine (and therefore automatically voted in favor for foreign issuers, including the following: (i) receiving financial statements or other reports from the board;
(ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) the discharge of management and supervisory boards; and (v) approval of share repurchase programs.

When the Proxy Administrator's system "tickler" shows that the date of a shareholders' meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client's custodian, the Proxy Administrator calls the custodian requesting that the materials be forward immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

D. RECORDS RETENTION AND REPORTS

Proxy solicitation materials, including electronic versions of the proxy cards completed by the MFS Proxy Consultant and the MFS Proxy Review Group, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Consultant and the MFS Proxy Review Group. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, the dates when proxies were received and returned, and the votes on each company's proxy issues, are retained for six years.

At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (or an appropriate governmental agency) because we consider that information to be confidential and proprietary to the client.

On an annual basis, the MFS Proxy Consultant and the MFS Proxy Review Group report at an MFS equity management meeting on votes cast during the past year against management on the proxy statements of companies whose shares were held by the Funds and other clients.

JANUS CAPITAL MANAGEMENT LLC

PROXY VOTING GUIDELINES

The Janus Proxy Voting Guidelines (the "Guidelines") below summarize Janus Capital Management LLC's ("Janus") positions on various issues of concern to investors and give a general indication of how portfolio securities will be voted on proposals dealing with particular issues. The Guidelines, together with the Janus Proxy Voting Procedures (the "Procedures"), will be used for voting proxies on behalf of all Janus clients (including mutual funds) for which Janus has voting authority. Janus will only accept direction from a client to vote proxies for that client's account pursuant to: 1) the Guidelines; 2) the recommendations of Institutional Shareholder Services ("ISS"); or 3) the recommendations of ISS under their Proxy Voter Services program.

Janus has retained the services of ISS (the "Proxy Voting Service"), an industry expert in proxy issues and corporate governance matters. The Proxy Voting Service provides Janus with in-depth analysis and recommendations on complex proxy issues. While Janus attempts to apply the following Guidelines to proxy proposals, Janus reserves the right to use the Proxy Voting Service's expertise and recommendations on more complex issues, including: executive compensation, foreign issuer proxies, and proposals that may not otherwise be addressed by the Guidelines. The Proxy Voting Service is instructed to vote all proxies relating to portfolio securities in accordance with these Guidelines, except as otherwise instructed by Janus.

The Guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Janus may not vote in strict adherence to the Guidelines. In addition, Janus portfolio managers and assistant portfolio managers are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders and notifying the Proxy Administrator in the Investment Accounting Group of circumstances where the interests of Janus' clients may warrant a vote contrary to the Guidelines. In such instances, the portfolio manager or assistant portfolio manager will submit a written rationale to the Proxy Voting Committee. The Proxy Voting Committee reviews the rationale to determine: i) whether the rationale appears reasonable; and ii) whether any business relationship with the issuer of the proxy could have created a conflict of interest influencing the vote (see Procedures for additional Conflicts of Interest details).

In many foreign markets, shareholders who vote proxies for shares of a foreign issuer are not able to trade in that company's stock within a given period of time on or around the shareholder meeting date. This practice is known as "share blocking." In countries where share blocking is practiced, Janus will only vote proxies if the portfolio manager or assistant portfolio manager determines that the shareholder benefit of voting the proxies outweighs the risk of not being able to sell the securities. In addition, international issuers may be subject to corporate governance standards and a proxy solicitation process that substantially differs from domestic standards and practices. Janus will generally vote international issuer proxies using the Guidelines unless; the application of the Guidelines is inconsistent with corporate governance standards and practices in the foreign market.

The Janus funds participate in a securities lending program under which shares of an issuer could be on loan while that issuer is conducting a proxy solicitation. As part of the securities lending program, if the securities stay on loan during the proxy solicitation, the fund lending the security cannot vote that proxy. In this situation, the fund will attempt to call back the loan and vote the proxy if time permits.

In circumstances where the Janus funds held a security as of record date, but Janus sells its holdings prior to the shareholder meeting, Janus will abstain from voting that proxy.

The following guidelines are grouped according to the types of proposals generally presented to shareholders.

BOARD OF DIRECTORS ISSUES

The quality of management is a key consideration in the decision to invest in a company. Because management is in the best possible position to evaluate the qualifications and needs of a particular board, Janus considers the recommendation of management to be an important factor in making these decisions.

         1. For domestic market and applicable foreign market issuers, Janus will generally vote in favor of slates of director candidates that have a majority independent directors and oppose slates of director candidates that do not have a majority independent director.

         2. After taking into consideration country-specific practices, Janus will generally vote in favor of uncontested director candidates, unless they:

                  a. attend less than 75% of the board and committee meetings without a valid excuse;

                  b. ignore shareholder proposals that are approved by a majority of the shares outstanding;

                  c. are non-independent directors and sit on the audit, compensation or nominating committees;

                  d. are non-independent directors and the board does not have an audit, compensation, or nominating committees; or

                  e. are audit committee members and the non-audit fees paid to the auditor are `excessive' (as determined by the Proxy Voting Service).

         3. Janus will evaluate proposals relating to contested director candidates and/or contested slates of directors on case-by-case basis.*

         4. Janus will generally vote in favor of proposals to increase the minimum number of independent directors.

         5. Janus believes that attracting qualified director candidates is important to overall company success and effective corporate governance. As such, Janus will generally vote in favor of proposals regarding director indemnification arrangements.

         6. Janus will generally vote in favor of proposals to increase the size of a board of directors so long as the board has a majority independent directors.

         7. If the purpose of the proposal is to promote anti-takeover measures, Janus will generally vote against proposals relating to decreasing the size of a board of directors.

         8. Janus will generally vote against proposals advocating classified or staggered boards of directors.

         9. Janus will generally vote with management regarding proposals to declassify a board.

         10. Janus will generally vote in favor of proposals to separate the role of the Chairman from the role of the CEO.

         AUDITORS

         11. Janus will vote in favor of proposals asking for approval of auditors, unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive (more than 50% of total fees); or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company's financial position.

         12. Janus will evaluate proposals relating to contested auditors on a case-by-case basis.*

         13. Janus will generally vote in favor of proposals to appoint internal statutory auditors.

Equity Based Compensation Plans

Equity based compensation plans are important tools in attracting and retaining desirable employees. Janus believes these plans should be carefully applied with the intention of maximizing shareholder value. With this in mind, Janus will evaluate proposals relating to executive and director compensation plans on a case-by-case basis.

Janus will assess the potential cost of an equity based compensation plan using the research provided by the Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan, both in terms of voting dilution cost and transfer of shareholder value. Janus will evaluate whether the estimated cost is reasonable by comparing the cost to an allowable cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groups. If the proposed cost is above the allowable cap, Janus will vote against the plan. For foreign issuers, Janus will oppose plans where dilution: i) is in excess of 5 percent for mature companies; and ii) in excess of 10% for growth companies (as determined by research received from the Proxy Voting Service).

         In addition, Janus will generally oppose plans that:

                  a.       provide for repricing of underwater options;

                  b. provide for automatic replenishment ("evergreen") or reload options; and/or

                  c. create an inconsistent relationship between long term share performance and compensation increases.

         OTHER COMPENSATION RELATED PROPOSALS

         14. Janus will generally vote in favor of proposals relating to ESPPs - so long as shares purchased through plans are priced no less than 15% below market value.

         15. Janus will generally vote in favor of proposals requiring the expensing of options.

         16. Janus will generally oppose proposals requesting approval to make material amendments to equity based compensation plans without shareholder approval.

         17. Janus will generally oppose proposals regarding the repricing of underwater options.

         18. Janus will generally oppose proposals requesting approval of loans to officers, executives and board members of an issuer.

         19. Janus will generally oppose proposals requesting approval of automatic share replenishment ("evergreen") features of equity based compensation plans.

         20. Janus will generally oppose the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period).

         21. Janus will vote in favor of proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval PRIOR to entering into employment contracts.

         22. Janus will vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:

                  a. The parachute should be less attractive than an ongoing employment opportunity with the firm;

                  b. The triggering mechanism should be beyond the control of management; and

                  c. The amount should not exceed three times base salary plus guaranteed benefits.

         23. Janus will generally vote in favor of proposals intended to increase long-term stock ownership by executives, officers and directors. These may include:

                  a. requiring executive officers and directors to hold a minimum amount of stock in the company;

                  b. requiring stock acquired through exercised options to be held for a certain period of time; and

                  c.       using restricted stock grants instead of options.

         OTHER CORPORATE MATTERS

         24. Janus will generally vote in favor of proposals relating to the issuance of dividends and stock splits.

         25. Janus will generally vote against proposals regarding supermajority voting rights (for example to approve acquisitions or mergers).

         26. Janus will generally oppose proposals for different classes of stock with different voting rights.

         27. Janus will evaluate proposals relating to issuances with and without preemptive rights on a case-by-case basis. For foreign issuer proxies, Janus will solicit research from the Proxy Voting Service.*

         28. Janus will generally vote against proposals seeking to implement measures designed to prevent or obstruct corporate takeovers (includes "poison pills").

         29. Janus will evaluate proposals seeking to increase the number of shares of common stock authorized for issue on a case-by-case basis. For domestic issuers, Janus will use quantitative criteria provided by the Proxy Voting Service to measure the reasonableness of the proposed share increase as compared against a measure of industry peers. For foreign issuer proxies, Janus will solicit research from the Proxy Voting Service.

         30. Janus will evaluate proposals regarding the issuance of debt, including convertible debt, on a case-by-case basis.*

         31. Janus will generally vote in favor of proposals regarding the authorization of the issuer's Board of Directors to repurchase shares.

         32. Janus will evaluate plans of reorganization on a case-by-case basis.*

         33. Janus will generally vote in favor of proposals regarding changes in the state of incorporation of an issuer.

         34. Janus will generally vote in favor of proposals regarding changes in company name.

         35. Janus will evaluate proposals relating to the continuance of a company on a case-by-case basis.*

         36. Janus will evaluate proposals regarding acquisitions, mergers, tender offers or changes in control on a case-by-case basis.*

         37. Janus will generally oppose proposals to authorize preferred stock whose voting, conversion, dividend and other rights are determined at the discretion of the Board of Directors when the stock is issued ("blank check stock").

         38. Janus will generally vote in favor of proposals to lower the barriers to shareholder action (i.e., limited rights to call special meetings, limited rights to act by written consents).

         39. Janus will generally vote in favor of proposals to adopt cumulative voting.

         40. Janus will generally vote in favor of proposals to require that voting be confidential.

         41. Janus will generally oppose proposals requesting authorization of political contributions (mainly foreign).

         42. Janus will generally vote in favor of proposals relating to the administration of an annual shareholder meeting.

         43. Janus will vote against proposals to approve "other business" when it appears as voting item.

Shareholder Proposals

Janus Capital is primarily concerned with the economic impact of shareholder proposals on a company's short and long-term share value. Janus will generally apply the Guidelines to shareholder proposals while weighing the following considerations:

         44. Janus will generally abstain from voting on shareholder proposals that relate to social, moral or ethical issues, or issues that place arbitrary constraints on the board or management of a company.

         45. For shareholder proposals outside the scope of the Guidelines, Janus will solicit additional research and a recommendation from the Proxy Voting Service. Janus will always reserve the right to over-ride a recommendation provided by the Proxy Voting Service.*

* All discretionary votes of this nature are cast solely in the interests of shareholders and without regard to any other Janus relationship, business or otherwise.

JANUS CAPITAL MANAGEMENT LLC

Proxy Voting Procedures
December 2004

The following represents the procedures for Janus Capital Management LLC ("Janus") with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Janus, for which Janus has voting responsibility and the keeping of records relating to proxy voting.

GENERAL POLICY. Janus votes proxies in the best interest of if its clients. Janus will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service). Janus will only accept direction from a client to vote proxies for that client's account pursuant to 1) Janus' Proxy Voting Guidelines 2) the recommendations of Institutional Shareholder Services or 3) the recommendations of Institutional Shareholder Services under their Proxy Voter Services program.

ERISA PLAN POLICY. On behalf of client accounts subject to ERISA, Janus seeks to discharge its fiduciary duty by voting proxies solely in the best interest of the participants and beneficiaries of such plans. Janus recognizes that the exercise of voting rights on securities held by ERISA plans for which Janus has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. In voting proxies for ERISA accounts, Janus will exercise its fiduciary responsibility to vote all proxies for shares for which it has investment discretion as investment manager unless the power to vote such shares has been retained by the appointing fiduciary as set forth in the documents in which the named fiduciary has appointed Janus as investment manager.

PROXY VOTING COMMITTEE. The Janus Proxy Voting Committee (the "Committee") develops Janus' positions on all major corporate issues, creates guidelines and oversees the voting process. The Committee is comprised of the Director of Research, the Vice President of Investment Operations, the Vice President of Investment Accounting and the Chief Compliance Officer. Internal legal counsel serves as a consultant to the Committee and is a non-voting member. A quorum is required for all Committee meetings. In creating proxy voting recommendations, the Committee analyzes proxy proposals from the prior year and evaluates whether those proposals would adversely affect shareholders' interests. Once the Committee establishes its recommendations, they are distributed to Janus' portfolio managers(2) for review and comment. Following portfolio manager input on the recommendations, they are implemented as the Janus Proxy Voting Guidelines (the "Guidelines"). While the Committee sets the Guidelines and serves as a resource for Janus portfolio management, it does not have proxy voting authority for any proprietary or non-proprietary mutual fund or any investment advisory client. The portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Guidelines. However, a portfolio manager may choose to vote contrary to the Guidelines. When portfolio managers cast votes which are contrary to the Guidelines, they are required to document their reasons in writing for the Committee. In many cases, a security may be held by multiple portfolio managers. Portfolio managers are not required to cast consistent votes. Annually the Janus Funds Board of Trustees, or a committee thereof, will review Janus' proxy voting process, policies and voting records.

INVESTMENT ACCOUNTING OPERATIONS GROUP. The Investment Accounting Operations Group is responsible for administering the proxy voting process as set forth in these procedures. The Proxy Administrator in the Investment Accounting Operations Group works with the proxy voting service and is responsible for ensuring that all meeting notices are reviewed against the Guidelines and proxy matters are communicated to the portfolio managers and analysts for consideration pursuant to the Guidelines.

VOTING AND USE OF PROXY VOTING SERVICE. Janus has engaged an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service is responsible for coordinating with the clients' custodians to ensure that all proxy materials received by the custodians relating to the clients' portfolio securities are processed in a timely fashion. In addition, the Proxy Voting Service is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to Janus upon request.


---------------------------
(2) All references to portfolio managers include assistant portfolio managers.

To the extent applicable, the Proxy Voting Service will process all proxy votes in accordance with the Guidelines. Portfolio managers may decide to vote their proxies consistent with the Guidelines and instruct the Proxy Administrator to vote all proxies accordingly. In such cases, he or she may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose to only sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the Guidelines. In all cases, the portfolio mangers may elect to receive a weekly report summarizing all proxy votes in his or her client accounts. Portfolio managers who vote their proxies inconsistent with the Guidelines are required to document the rationale for their vote. The Proxy Administrator is responsible for maintaining this documentation. If the Proxy Administrator does not receive a voting instruction from a Portfolio Manager, and the Guidelines require Portfolio Manager input on the issue, the vote will be cast by the Chief Investment Officer or the Director of Research.

 The Proxy Voting Service will refer proxy questions to the Proxy Administrator for instructions under circumstances where: (1) the application of the Guidelines is unclear; (2) a particular proxy question is not covered by the Guidelines; or (3) the Guidelines call for Janus portfolio manager input. The Proxy Administrator solicits feedback from the Portfolio Manager or the Committee as required. Janus also utilizes research services relating to proxy questions provided by the Proxy Voting Service.

PROCEDURES FOR PROXY ISSUES OUTSIDE THE GUIDELINES. In situations where the Proxy Voting Service refers a proxy question to the Proxy Administrator, the Proxy Administrator will consult with the portfolio manager regarding how the shares will be voted. The Proxy Administrator will refer such questions, through a written request, to the portfolio manager(s) who holds the security for a voting recommendation. The Proxy Administrator may also refer such questions, through a written request to any member of the Committee, but the Committee cannot direct the Proxy Administrator how to vote. If the proxy issue raises a conflict of interest (see Conflict of Interest discussion below), the portfolio manager will document how the proxy should be voted and the rationale for such recommendation. If the portfolio manager has had any contact with persons outside of Janus (excluding routine communications with proxy solicitors) regarding the proxy issue, the portfolio manager will disclose that contact to the Committee. The Committee will review the portfolio manager's voting recommendation. If the Committee believes a conflict exists and that the portfolio manager's voting recommendation is not in the best interests of the shareholders, the Committee will refer the issue to the Janus Chief Investment Officer (or the Director of Research in his/her absence) to determine how to vote.

CONFLICTS OF INTEREST. The Committee is responsible for monitoring and resolving possible material conflicts with respect to proxy voting. Because the Guidelines are pre-determined and designed to be in the best interests of shareholders, application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest. In instances where a portfolio manager proposes to vote a proxy inconsistent with the Guidelines, the Committee will review the proxy votes to determine whether the portfolio manager's voting rationale appears reasonable and no material conflict exists.

A conflict of interest may exist, for example, if Janus has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. In addition, any portfolio manager with knowledge of a personal conflict of interest (i.e., a family member in a company's management) relating to a particular referral item shall disclose that conflict to the Committee and may be required to recuse himself or herself from the proxy voting process. Issues raising possible conflicts of interest are referred by the Proxy Administrator to the Committee for resolution. If the Committee does not agree that the portfolio manager's rationale is reasonable, the Committee will refer the matter to the Chief Investment Officer (or the Director of Research) to vote the proxy.

REPORTING AND RECORD RETENTION. Upon request, on an annual basis, Janus will provide its non-mutual fund clients with the proxy voting record for that client's account. Starting in August 2004, on an annual basis, Janus will provide its proxy voting record for each proprietary mutual fund for the one-year period ending on June 30th on Janus' website.

Janus retains proxy statements received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information and all documents prepared by Janus regarding votes cast in contradiction to the Janus guidelines. In addition, any document prepared by Janus that is material to a proxy voting decision such as the Janus Proxy Voting Guidelines, Proxy Voting Committee materials and other internal research relating to voting decisions will be kept. Proxy statements received from issuers are either available on the SEC's EDGAR database or are kept by a third party voting service and are available on request. All proxy voting materials and supporting documentation are retained for a minimum of 6 years.

[Dreman Value Management Proxy Voting Policies and Procedures to be included in subsequent amendment.]

                       STATEMENT OF ADDITIONAL INFORMATION

                           THE TRAVELERS SERIES TRUST

                        CONVERTIBLE SECURITIES PORTFOLIO
                       DISCIPLINED MID CAP STOCK PORTFOLIO
                             EQUITY INCOME PORTFOLIO
                         FEDERATED HIGH YIELD PORTFOLIO
                            FEDERATED STOCK PORTFOLIO
                               LARGE CAP PORTFOLIO
                     MONDRIAN INTERNATIONAL STOCK PORTFOLIO
                (FORMERLY, LAZARD INTERNATIONAL STOCK PORTFOLIO)
                          MFS EMERGING GROWTH PORTFOLIO
                          MFS MID CAP GROWTH PORTFOLIO
                               MFS VALUE PORTFOLIO
                        MERCURY LARGE CAP CORE PORTFOLIO
               (FORMERLY, MERRILL LYNCH LARGE CAP CORE PORTFOLIO)
                             PIONEER FUND PORTFOLIO
                        SOCIAL AWARENESS STOCK PORTFOLIO
                        TRAVELERS QUALITY BOND PORTFOLIO
                      U.S. GOVERNMENT SECURITIES PORTFOLIO
                  ZERO COUPON BOND FUND PORTFOLIO (SERIES 2005)
                         PIONEER MID CAP VALUE PORTFOLIO
                          [SMALL CAP GROWTH PORTFOLIO]
                           [SMALL CAP VALUE PORTFOLIO]
                         CONSERVATIVE STRATEGY PORTFOLIO
                           MODERATE STRATEGY PORTFOLIO
                    MODERATE-CONSERVATIVE STRATEGY PORTFOLIO
                     MODERATE-AGGRESSIVE STRATEGY PORTFOLIO
                          AGGRESSIVE STRATEGY PORTFOLIO

L-11788S                                                          TIC Ed 05-2004

                                     PART C

                                OTHER INFORMATION

ITEM 22 EXHIBITS

     EXHIBIT
      NUMBER     DESCRIPTION

       (a) Agreement and Declaration of Trust. (Incorporated herein by reference to Exhibit 1 to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A filed on April 3, 1996.)

       (b) By-Laws. (Incorporated herein by reference to Exhibit 2 to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed April 3, 1996.)

      (d)(1) Investment Advisory Agreement between the U.S. Government Securities Portfolio and Travelers Asset Management International Corporation. (Incorporated herein by reference to Exhibit 5(a) to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed April 3, 1996.)

      (d)(2) Investment Advisory Agreement between the Social Awareness Stock Portfolio and Mutual Management Corp. (formerly known as Smith Barney Mutual Fund Management Inc.). (Incorporated herein by reference to Exhibit 5(b) to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A filed on April 25, 1995.)

      (d)(4) Investment Advisory Agreement between the Zero Coupon Bond Fund Portfolios of The Trust and Travelers Asset Management International Corporation. (Incorporated herein by reference to Exhibit 5(d) to Post-Effective Amendment No. 12 to the Registration Statement on N-1A filed on June 2, 1995.)

      (d)(5) Investment Advisory Agreement between MFS Emerging Growth Portfolio of the Registrant and Travelers Asset Management International Corporation. (Incorporated herein by reference to Exhibit 5(e) to Post-Effective Amendment No. 16 to the Registration Statement on N-1A filed on July 31, 1996.)

      (d)(6) Investment Advisory Agreement between Federated High Yield Portfolio of the Registrant and Travelers Asset Management International Corporation. (Incorporated herein by reference to Exhibit 5(f) to Post-Effective Amendment No. 16 to the Registration Statement on N-1A filed on July 31, 1996.)

      (d)(7) Investment Advisory Agreement between Federated Stock Portfolio of the Registrant and Travelers Asset Management International Corporation. (Incorporated herein by reference to Exhibit 5(g) to Post-Effective Amendment No. 16 to the Registration Statement on N-1A filed on July 31, 1996.)

      (d)(8) Investment Advisory Agreement between Lazard International Stock Portfolio of the Registrant and Travelers Asset Management International Corporation. (Incorporated herein by reference to Exhibit 5(h) to Post-Effective Amendment No. 16 to the Registration Statement on N-1A filed on July 31, 1996.)

      (d)(9) Investment Advisory Agreement between Large Cap Portfolio of the Registrant and Travelers Asset Management International Corporation. (Incorporated herein by reference to Exhibit 5(i) to Post-Effective Amendment No. 16 to the Registration Statement on N-1A filed on July 31, 1996.)

     (d)(10) Investment Advisory Agreement between Equity Income Portfolio of the Registrant and Travelers Asset Management International Corporation. (Incorporated herein by reference to Exhibit 5(j) to Post-Effective Amendment No. 16 to the Registration Statement on N-1A filed on July 31, 1996.)

     (d)(11) Investment Advisory Agreement between Travelers Quality Bond Portfolio of the Registrant and Travelers Asset Management International Corporation. (Incorporated herein by reference to Exhibit 5(k) to Post-Effective Amendment No. 16 to the Registration Statement on N-1A filed on July 31, 1996.)

     (d)(12) Sub-Advisory Agreement between Travelers Asset Management International Corporation and Massachusetts Financial Services Company as Subadviser to MFS Emerging Growth Portfolio. (Incorporated herein by reference to Exhibit 5(l) to Post-Effective Amendment No. 16 to the Registration Statement on N-1A filed on July 31, 1996.)

     (d)(13) Sub-Advisory Agreement between Travelers Asset Management International Corporation and

                 Federated Investment Counseling as Subadviser to Federated High Yield Portfolio. Incorporated herein by reference to
                 Exhibit 5(m) to Post-Effective Amendment No. 16 to the Registration Statement on N-1A filed on July 31, 1996.)

     (d)(14) Sub-Advisory Agreement between Travelers Asset Management International Corporation and Federated Investment Counseling as Subadviser to Federated Stock Portfolio. (Incorporated herein by reference to Exhibit 5(n) to Post-Effective Amendment No. 16 to the Registration Statement on N-1A filed on July 31, 1996.)

     (d)(15) Sub-Advisory Agreement between Travelers Asset Management International Corporation and Lazard Freres Asset Management as Subadviser to Lazard International Stock Portfolio. (Incorporated herein by reference to Exhibit 5(o) to Post-Effective Amendment No. 16 to the Registration Statement on N-1A filed on July 31, 1996.)

     (d)(16) Sub-Advisory Agreement between Travelers Asset Management International Corporation and Fidelity Management & Research Company as Subadviser to Equity Income Portfolio and Large Cap Portfolio. (Incorporated herein by reference to Exhibit 5(p) to Post-Effective Amendment No. 16 to the Registration Statement on N-1A filed on July 31, 1996.)

     (d)(17) Sub-Subadvisory Agreement between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. (Incorporated herein by reference to Exhibit 5(q) to Post-Effective Amendment No. 16 to the Registration Statement on N-1A filed on July 31, 1996.)

     (d)(18) Sub-Subadvisory Agreement between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc. (Incorporated herein by reference to Exhibit 5(r) to Post-Effective Amendment No. 16 to the Registration Statement on N-1A filed on July 31, 1996.)

     (d)(19) Investment Advisory Agreement between the Mid Cap Disciplined Equity Fund of the Registrant and Travelers Asset Management International Corporation. (Incorporated herein by reference to Exhibit 5(s) to Post-Effective Amendment No. 17 to the Registration Statement on N-1A filed on October 31, 1996.)

     (d)(20) Sub-Advisory Agreement between Travelers Asset Management International Corporation and The Travelers Investment Management Company, as Subadviser to the Mid-Cap Disciplined Equity Fund. (Incorporated herein by reference to Exhibit 5(t) to Post-Effective Amendment No. 17 to the Registration Statement on N-1A filed on October 31, 1996.)

     (d)(21) Investment Advisory Agreement between Travelers Asset Management International Corporation and the MFS Mid Cap Growth Portfolio of the Registrant. (Incorporated herein by reference to Exhibit 5(u) to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A filed on October 27, 1997.)

     (d)(22) Sub-Advisory Agreement between Travelers Asset Management International Corporation and Massachusetts Financial Services Corporation, as Subadviser for MFS Mid Cap Growth Portfolio. (Incorporated herein by reference to Exhibit 5(v) to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A filed on October 27, 1997.)

     (d)(23) Investment Advisory Agreement between Travelers Asset Management International Corporation and the MFS Research Portfolio of the Registrant (now known as Merrill Lynch Large Cap Core Portfolio). (Incorporated herein by reference to
                 Exhibit 5(w) to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A filed on October 27, 1997.)

     (d)(25) Investment Advisory Agreement between Travelers Asset Management International Corporation and the Convertible Bond Portfolio of the Registrant. (Incorporated herein by reference to Exhibit 5(gg) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A filed on April 23, 1998.)

     (d)(26) Investment Advisory Agreement between Travelers Asset Management International Company LLC and The Travelers Series Trust on behalf of Pioneer Fund Portfolio. (Incorporated herein by reference to Exhibit (d)(26) to Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A filed on April 29, 2003.)


     (d)(27) Investment Subadvisory Agreement between Travelers Asset Management International Company LLC and Pioneer Investment Management, Inc. as Subadviser to the Pioneer Fund Portfolio. (Incorporated herein by reference to Exhibit (d)(27) to Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A filed on April 29, 2003.)

     (d)(28) Investment Subadvisory Agreement between Travelers Asset Management International Company LLC and Merrill Lynch Investment Managers, L.P. as Subadviser to the Merrill Lynch Large Cap Core. (Incorporated herein by reference to Exhibit
                 (d)(28) to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A filed September 17, 2003.)

     (d)(29) Amendment to Investment Advisory Agreement between Travelers Asset Management International Company LLC and the Convertible Securities Portfolio (formerly Convertible Bond Portfolio) of the Registrant. Filed herewith.

     (d)(30) Amendment to Investment Advisory Agreement between the Disciplined Mid Cap Stock Portfolio (formerly Mid Cap Disciplined Equity Fund) of the Registrant and Travelers Asset Management International Company LLC. (Incorporated herein by reference to Exhibit (d)(30) to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A filed on April 30, 2004.)

     (d)(31) Amendment to Sub-Advisory Agreement between Travelers Asset Management International Company LLC and The Travelers Investment Management Company, as Subadviser to the Disciplined Mid Cap Stock Portfolio (formerly Mid-Cap Disciplined Equity
                 Fund). (Incorporated herein by reference to Exhibit (d)(31) to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A filed on April 30, 2004.)

     (d)(32) Amendment to the Investment Advisory Agreement between Equity Income Portfolio of the Registrant and Travelers Asset Management International Company LLC. (Incorporated herein by reference to Exhibit (d)(32) to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A filed on April 30, 2004.)

     (d)(33) Amendment to the Investment Advisory Agreement between Large Cap Portfolio of the Registrant and Travelers Asset Management International Company LLC. (Incorporated herein by reference to Exhibit (d)(33) to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A filed on April 30, 2004.)

     (d)(34) Amendment to Investment Advisory Agreement between Federated High Yield Portfolio of the Registrant and Travelers Asset Management International Company LLC. Filed herewith.

     (d)(35) Amendment to the Sub-Advisory Agreement between Travelers Asset Management International Company LLC and Federated Investment Management Company as Subadviser to Federated High Yield Portfolio. (Incorporated herein by reference to Exhibit (d)(35) to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A filed on April 30, 2004.)
     (d)(36) Amendment to Investment Advisory Agreement between Federated Stock Portfolio of the Registrant and Travelers Asset Management International Company LLC. Filed herewith.

     (d)(37) Amendment to Sub-Advisory Agreement between Travelers Asset Management International Company LLC and Federated Investment Management Company as Subadviser to Federated Stock Portfolio. (Incorporated herein by reference to Exhibit (d)(37) to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A filed on April 30, 2004.)

     (d)(38) Amendment to Sub-Advisory Agreement dated January 1, 1004 between Travelers Asset Management International Company LLC and Federated Equity Management Company of Pennsylvania as Subadviser to Federated Stock Portfolio. (Incorporated herein by reference to Exhibit (d)(38) to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A filed on April 30, 2004.)

     (d)(39) Amendment to the Investment Advisory Agreement between Lazard International Stock Portfolio of the Registrant and Travelers Asset Management International Company LLC. (Incorporated herein by reference to Exhibit (d)(39) to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A filed on April 30, 2004.)

     (d)(40) Amendment to Sub-Advisory Agreement between Travelers Asset Management International Company LLC and Lazard Asset Management LLC as Subadviser to Lazard International Stock Portfolio. (Incorporated herein by reference to Exhibit (d)(40) to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A filed on April 30, 2004.)

     (d)(41) Amendment to Investment Advisory Agreement between MFS Emerging Growth Portfolio of the Registrant and Travelers Asset Management International Company LLC. (Incorporated herein by reference to Exhibit (d)(41) to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A filed on April 30, 2004.)

     (d)(42) Amendment to the Sub-Advisory Agreement between Travelers Asset Management International Company LLC and Massachusetts Financial Services Company as Subadviser to MFS Emerging Growth Portfolio. (Incorporated herein by reference to Exhibit (d)(42) to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A filed on April 30, 2004.)

     (d)(43) Amendment to Investment Advisory Agreement between Travelers Asset Management International Company LLC and the MFS Mid Cap Growth Portfolio of the Registrant. (Incorporated herein by reference to Exhibit (d)(43) to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A filed on April 30, 2004.)

     (d)(44) Amendment to Sub-Advisory Agreement between Travelers Asset Management International Company LLC and Massachusetts Financial Services Company, as Subadviser for MFS Mid Cap Growth Portfolio. (Incorporated herein by reference to Exhibit
                 (d)(44) to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A filed on April 30, 2004.)

     (d)(45) Amendment to the Investment Advisory Agreement between Travelers Asset Management International Company and the MFS Value Portfolio (formerly NWQ Large Cap Portfolio) of the Registrant. (Incorporated herein by reference to Exhibit
                 (d)(45) to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A filed on April 30, 2004.)

     (d)(46) Amendment to the Sub-Advisory Agreement between Travelers Asset Management International Company and Massachusetts Financial Services Company as subadviser to the MFS Value Portfolio of the Registrant. (Incorporated herein by reference to Exhibit
                 (d) (46) to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A filed on April 30, 2004.)

     (d)(47) Amendment to the Investment Advisory Agreement between Travelers Asset Management International Company and Massachusetts Financial Service Company, as subadviser for the MFS Research Portfolio of the Registrant. (Incorporated herein by reference to Exhibit (d)(47) to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A filed on April 30, 2004.)

     (d)(48) Amendment to the Sub-Advisory Agreement between Travelers Asset Management International Company and the MFS Research Portfolio of the Registrant. (Incorporated herein by reference to Exhibit
                 (d)(48) to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A filed on April 30, 2004.)

     (d)(49) Amendment to Investment Advisory Agreement between Travelers Quality Bond Portfolio of the Registrant and Travelers Asset Management International Company LLC. (Incorporated herein by reference to Exhibit (d)(49) to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A filed on April 30, 2004.)

     (d)(50) Form of Amendment to Investment Advisory Agreement between the Social Awareness Stock Portfolio and Smith Barney Mutual Fund Management Inc. (Incorporated herein by reference to Exhibit
                 (d)(50) to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A filed on April 30, 2004.)

     (d)(51) Amendment to Investment Advisory Agreement between the U.S. Government Securities Portfolio and Travelers Asset Management International Company LLC. (Incorporated herein by reference to Exhibit (d)(51) to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A filed on April 30, 2004.)

     (d)(52) Amendment to Investment Advisory Agreement between the Zero Coupon Bond Fund Portfolio of The Trust and Travelers Asset Management International Company LLC. (Incorporated herein by reference to Exhibit (d)(52) to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A filed on April 30, 2004.)

     (g)(2) Master Custody Agreement with State Street Bank and Trust. (Incorporated herein by reference to Exhibit g(5) to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A, File No. 33-75644,
                 Accession No. 0000950130-02-001166 filed February 27, 2002.)

     (h)(1) Transfer Agent Agreement between Fidelity Investments Institutional Operations Company and the Equity Income Portfolio and Large Cap Portfolio of the Registrant. (Incorporated herein by reference to Exhibit 9(c) to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A filed on July 31, 1996.)

     (h)(2) Form of Amended and Restated Administrative Services Agreement between the Registrant and The Travelers Insurance Company. (Incorporated herein by reference to Exhibit h (2) to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A filed on April 30, 2004.)

     (h)(4) Service Agent Agreement between Fidelity Service Company and the Equity Income Portfolio and Large Cap Portfolio of the Registrant. (Incorporated herein by reference to Exhibit 9(e) to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A filed on July 31, 1996.)
     (h)(5) Participation Agreement between the Registrant and The Travelers Insurance Company. (Incorporated herein by reference to Exhibit 9(f) to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A filed on April 21, 1997.)

     (h)(6) Transfer Agency and Services Agreement between Citi Fiduciary Trust Company (formerly Smith Barney Private Trust Company) and the Registrant. (Incorporated herein by reference to Exhibit h.2 to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A, File No. 33-75644 filed on February 28, 2001.)

     (h)(7) Sub-Transfer Agency and Services Agreement between Registrant and PFPC Global Fund Services. (Incorporated herein by reference to Exhibit h.3 to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A, File No. 33-75644 filed February 28, 2001.)

       (i) Opinion and Consent of Counsel. (Incorporated herein by reference to the Registrant's Rule 24f-2 Notice filing on March 25, 1998.)

     (j)(1)      Consent of Independent Auditors. To be filed by amendment.

     (j)(3) Powers of Attorney authorizing Ernest J. Wright, Secretary or Kathleen A. McGah, Assistant Secretary as signatory for Heath
                 B. McLendon, Knight Edwards, Robert E. McGill III, Lewis Mandell, Frances M. Hawk and Ian R. Stuart. (Incorporated herein by reference to Exhibit 11(b) to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed April 3, 1996.)

     (j)(4) Power of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for Lewis E. Daidone. (Incorporated herein by reference to Exhibit 11 to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A filed on February 24, 1997.)

     (j)(5) Powers of Attorney authorizing Ernest J. Wright, Secretary or Kathleen A. McGah, Assistant Secretary as signatory for R. Jay Gerken, and Richard Peteka. (Incorporated herein by reference to Exhibit J(5) to Post-Effective Amendment No. 31 filed February 27, 2003.)

     (j)(6) Powers of Attorney authorizing Ernest J. Wright, Assistant Secretary or Kathleen A. McGah, Secretary as signatory for Robert E. McGill III, Lewis Mandell, Frances M Hawk, and R. Jay Gerken. (Incorporated herein by reference to Exhibits 16(a), 16(b), 16(c) and 16(d) to Form N-14 filed November 24, 2004.)

     (p)(1) Codes of Ethics for Smith Barney Fund Management LLC (f/k/a/ SSB Citi Fund Management LLC and The Travelers Investment Management Company. (Incorporated herein by reference to Exhibit p. to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A, File No. 33-75644 filed February 28, 2001.)

     (p)(2) Code of Ethics for The Travelers Series Trust. (Incorporated herein by reference to Exhibit (p)(2) to Post-Effective Amendment No. 29 to the Registration Statement filed April 23, 2001.)

     (p)(3) Code of Ethics for Fidelity Management & Research Company as Subadviser. (Incorporated herein by reference to Exhibit (p)(3) to Post-Effective Amendment No. 29 to the Registration Statement filed April 23, 2001.)

     (p)(4) Code of Ethics for Lazard Asset Management as Subadviser. (Incorporated herein by reference to Exhibit (p)(5) to Post-Effective Amendment No. 29 to the Registration Statement filed April 23, 2001.)

     (p)(5) Code of Ethics for Federated Investment Counseling. (Incorporated herein by reference to Exhibit (p)(6) to Post-Effective Amendment No. 29 to the Registration Statement filed April 23, 2001.)

     (p)(6) Code of Ethics for Massachusetts Financial Services Company. (Incorporated herein by reference to Exhibit (p)(7) to Post-Effective Amendment No. 29 to the Registration Statement filed April 23, 2001.)

     (p)(7) Code of Ethics for Travelers Asset Management International Company LLC as Adviser.

                 (Incorporated herein by reference to Exhibit (p)(8) to Post-Effective Amendment No. 29 to the Registration Statement filed April 23, 2001.)

     (p)(8) Code of Ethics for Pioneer Investment Management, Inc. (Incorporated herein by reference to Exhibit (p)(8) to Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A filed on April 29, 2003.)

     (p)(9) Code of Ethics for Merrill Lynch Investment Managers, L.P. (Incorporated herein by reference to Exhibit (p)(9) to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A filed on September 17, 2003.



ITEM 23.      PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT

Not Applicable.

ITEM 24.      INDEMNIFICATION

Provisions for the indemnification of the Series Trust's Trustees and officers are contained in and are incorporated by reference to the Series Trust's Declaration of Trust, which was filed with Post-Effective Amendment No. 13 to this Registration Statement as Exhibit 1.

RULE 484 UNDERTAKING

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 25.      BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS


See the material under the caption "Management" included in Part A (Prospectus) of this Registration Statement and the material appearing under the caption "Investment Advisory Services" included in Part B (Statement of Additional Information) of this Registration Statement.

Information as to the Officers and Directors of Travelers Asset Management International Company LLC (TAMIC), the Investment Adviser for the above Portfolios of The Travelers Series Trust, is included in its Form ADV filed with the SEC (Registration Number 801-17003) and is incorporated herein by reference thereto.

Information as to the Directors and Officers of Smith Barney Fund Management LLC the Investment Adviser for the Social Awareness Stock Portfolio of The Travelers Series Trust, is included in its Form ADV filed with the SEC (Registration Number 801-8314) and is incorporated herein by reference thereto.

Information as to the Officers and Directors of The Travelers Investment Management Company (TIMCO), the Sub-Adviser for the Disciplined Mid Cap Stock Portfolio, [Small Cap Growth Portfolio] and [Small Cap Value Fund] of the Registrant, is included in its Form ADV filed with the SEC (Registration Number 801-07212) and is incorporated herein by reference thereto.

Information as to the Directors and Officers of Massachusetts Financial Services Company, the Sub-Adviser to MFS Mid Cap Growth Portfolio, and MFS Value Portfolio of the Registrant, is included in its Form ADV (File No. 801-17352) filed with the Commission, which is incorporated herein by reference thereto.

Information as to the Directors and Officers of Mondrian Investment Partners, the Sub-Adviser to Mondrian International Stock Portfolio (formerly, Lazard International Stock Portfolio) of the Registrant, in included in its Form ADV (File No. 801-37702) filed with the Commission, which is incorporated herein by reference thereto.

Information as to the Directors and Officers of Federated Investment Counseling, the Sub-Adviser to Federated Stock Portfolio and Federated High Yield Portfolio of the Registrant, is included in its Form ADV (File No. 801-134611) filed with the Commission, which is incorporated herein by reference thereto.

Information as to the Executive Officers and Directors of Fidelity Management & Research Company, the Sub-Adviser to Equity Income Portfolio and Large Cap Portfolio of the Registrant, is included in its Form ADV (File No. 801-7884) filed with the Commission, which is incorporated herein by reference thereto.

Information as to the Executive Officers and Directors of Pioneer Investment Management, Inc., the Sub-Adviser to Pioneer Fund Portfolio and Pioneer Mid Cap Value Portfolio of the Registrant, is included in its Form ADV (File No. 801-8255) filed with the Commission, which is incorporated herein by reference thereto.

Information as to the Executive Officers and Directors of Merrill Lynch Investment Managers, L.P., the Sub-Adviser to Merrill Lynch Large Cap Core of the Registrant, is included in its Form ADV (File No. 801-11583) filed with the Commission, which is incorporated herein by reference thereto.

Information as to the Directors and Officers of Janus Capital Management., the Sub-Adviser to [Small Cap Growth Fund] of the Registrant, is included in its Form ADV (File No. 801-13991) filed with the Commission, which is incorporated herein by reference thereto.

Information as to the Officers and Directors of Dreman Value Management LLC., the Sub-Adviser to [Small Cap Value Portfolio] of the Registrant, is included in its Form ADV (File No. 801-54255) filed with the Commission, which is incorporated herein by reference thereto.

Information as to the Officers and Directors of Deutsche Investment Management Americas Inc., the Sub-Adviser to Conservative Strategy Portfolio, Moderate-Strategy Portfolio, Moderate-Conservative Strategy Portfolio, Moderate-Aggressive Strategy Portfolio and Aggressive Strategy Portfolio of the Registrant, is included in its Form ADV (File No. 801-252) filed with the Commission, which is incorporated herein by reference thereto.



ITEM 26.      PRINCIPAL UNDERWRITER

Not Applicable.

ITEM 27.      LOCATION OF ACCOUNTS AND RECORDS

(1)    Smith Barney Fund Management LLC
       125 Board Street
       New York, NY 10004

(2)    State Street Bank & Trust Company
       225 Franklin Street
       Boston, MA 02110

(3) PFPC Global Fund Services (formerly First Data Investor Services Group, Inc.) 101 Federal Street
       Boston, MA 02110

(4)    Citicorp Trust Bank, fsb (formerly Travelers Bank & Trust) 125 Broad
       Street
       New York, New York 10004

ITEM 28.      MANAGEMENT SERVICES

Not Applicable.

ITEM 29.      UNDERTAKINGS

The undersigned Registrant hereby undertakes to provide to each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, The Travelers Series Trust, has duly caused this amendment to this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Hartford and state of Connecticut, on the 15th day of February, 2005.



                                      THE TRAVELERS SERIES TRUST
                                             (Registrant)

                                      By:  *R. Jay Gerken
                                           -------------------------------------
                                           R. Jay Gerken
                                           Chairman, Board of Trustees
                                           Chief Executive Officer and President


Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to this registration statement has been signed below by the following persons in the capacities indicated on the 15th day of February 2005.





R. JAY GERKEN                                    Chairman of the  Board,
----------------------------------------------   President and Chief
(R. Jay Gerken)                                  Executive Officer

*Robert E. McGill III                            Trustee
----------------------------------------------
(Robert E. McGill III)

*Lewis Mandell                                   Trustee
----------------------------------------------
(Lewis Mandell)

*Frances M. Hawk                                 Trustee
----------------------------------------------
(Frances M. Hawk)


*By:     /s/ Ernest J. Wright, Attorney-in-Fact
         Assistant Secretary, Board of Trustees

                                  EXHIBIT INDEX

                                      NONE